                                     Securities Act Registration No. 333-_______

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[_]Pre-Effective Amendment No. __            [_]Post Effective Amendment No. __
                        (Check appropriate box or boxes)


                      John Hancock Variable Series Trust I
         (Exact Name of Registrant as Specified in Declaration of Trust)

                              197 Clarendon Street
                           Boston, Massachusetts 02117
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (617) 572-9196

Name and Address of Agent for Service:      Copy to:

ARNOLD R. BERGMAN, ESQUIRE                  THOMAS C. LAUERMAN, ESQUIRE
John Hancock Life Insurance Company         Foley & Lardner
197 Clarendon Street                        3000 K Street, N.W.
Boston, MA 02117                            Suite 500
                                            Washington, D.C. 20007

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective under the Securities Act of 1933. It is proposed that this filing will become effective on July 31, 2002 pursuant to Rule 488 under the Act.

Pursuant to Rule 429 under the Act, the prospectus in this registration statement also relates to registrant's currently effective registration statement on Form N-1A, File No. 33-2081. No filing fee is due, in reliance on
Section 24(f) of the Act.

The title of the securities being registered is "shares of beneficial interest."

Important Information

[John Hancock logo]                                                July __, 2002

Dear Contract or Certificate Owner:

I am writing to ask for your vote on important matters concerning your investment in certain funds within your John Hancock variable annuity or variable life insurance contract.

The funds' trustees are proposing the merger of the International Opportunities B Fund (formerly the "International Equity" Fund) in the John Hancock Variable Series Trust I (the "Acquired Fund") into a similar fund in the John Hancock Variable Series Trust I named the International Opportunities Fund (the "Acquiring Fund"), as described in the enclosed proxy materials and summarized in the questions and answers on the following pages.

The Board of Trustees considered the following matters, among others, in approving the proposal:

..    The main purpose of combining the funds is to enable them to be managed more effectively and efficiently. In particular, the Acquired Fund has not grown large enough to be operated as economically and as effectively as is desirable on a long-term basis. Nor does the Acquired Fund have prospects for improving its growth rate for the foreseeable future.

..    The combination of the Acquired Fund and the acquiring fund will not result in any increase in the total fees and other expenses borne by any shareholder. In fact, on a continuing basis, shareholders can expect to benefit from lower overall expenses than if the two funds remained separate. Combining the Funds will not result in any dilution of the value of your interest or that of any shareholder of either Fund.

..    The investment objectives and policies of the combining funds are the same.

..    Both Funds are currently managed in the same way by the same sub-investment adviser.

The Fund merger proposal has been unanimously approved by the Funds' Board of Trustees, who believe the merger will benefit you. This includes all of the trustees who are independent of John Hancock. The enclosed proxy statement contains further explanation and important details of the reorganizations, which I strongly encourage you to read before voting.

YOUR VOTE MAKES A DIFFERENCE!
No matter what size your investment may be, your vote is important. Please read the enclosed materials, and complete, sign and return the enclosed proxy ballot(s) to us immediately. Your prompt response will help avoid the need for additional mailings. For your convenience, we have provided a postage-paid envelope. If you have any questions or need additional information, please contact your Investment Professional or call a John Hancock Service Representative at 1-800-824-0335, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

                                                     Sincerely,

                                                     Michele G. Van Leer
                                                     Chairman

Insurance products are issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company* (*not licensed in New York), Boston, MA 02117. Securities products are distributed by Signator Investors, Inc., Member NASD, SIPC.

Q&A FUND MERGER PROXY

Q:  What are the changes being proposed?
A: Generally, this proposal would merge two funds to create a single combined fund which will have significantly more assets and offer a greater opportunity for future growth.

Q: Will this change affect the value of my contract? Will there be any tax implications?
A: No. There will be no impact on the value of your investment in your variable life insurance or variable annuity contract and there are no tax implications (no Form 1099R will be generated)

Q: Will the transfer count towards the 12 free transfers allowed per contract year?
A: No, the merger transfer will be free and it will not count toward your allowable 12 free transfers per year.

Q: What if I do not want to have any units of the International Opportunities B Fund transferred to the proposed Acquiring Fund?
A: Prior to the merger, you may contact an Annuity Service Representative at 1-800-732-5543 or a Life Service Representative at 1-800-732-5543, Monday through Friday between 8:00 A.M. - 7:00 P.M. Eastern Time and request a transfer to another investment option or Fixed Account (if available in your state). Please consult your Investment Professional prior to reallocating your assets.

Q: How do I vote?
A: Follow two simple steps:
STEP 1: First, read the accompanying proxy statement/prospectus.
STEP 2: Second, complete the enclosed voting card and return it in the enclosed postage-paid envelope. If you have more than one card, you need to complete, sign and mail each one.

Q: Does my vote make a difference?
A: Whether you are a large or small investor, your vote is important, and we urge you to participate in this process to ensure that John Hancock represents your wishes when it casts votes at the shareholder meeting. The Funds' Board voted unanimously to recommend these changes, and your approval is needed to implement the changes.

                       INTERNATIONAL OPPORTUNITIES B FUND*
                      (a separate investment fund of John
                        Hancock Variable Series Trust I)
                     197 Clarendon Street, Boston, MA 02117,
                        TOLL FREE NUMBER: 1-800-732-5443

                        NOTICE OF MEETING OF SHAREHOLDERS
                        SCHEDULED FOR SEPTEMBER XX, 2002

     This is the formal agenda for the Fund's shareholders meeting. It tells what matters will be voted on and the time and place of the meeting. You are receiving this notice because you own a variable annuity or variable life insurance contract or certificate that was participating in the International Opportunities B Fund as of the record date for the meeting. The insurance company that issued your contract or certificate will vote the Fund shares attributable to your contract or certificate in accordance with your instructions.

     To the shareholders of the International Opportunities B Fund:

     A shareholders meeting for your Fund will be held at 197 Clarendon Street, Boston, Massachusetts on Wednesday, September XX, 2002 at 11:00 a.m., Eastern Time, to consider the following:

     1. A proposal to combine the International Opportunities B Fund with the International Opportunities Fund of John Hancock Variable Series Trust
          I. Shareholders in the the International Opportunities B Fund would receive International Opportunities Fund shares having the same value as their prior the International Opportunities B Fund shares. The Funds' Board of Trustees recommends that shareholders vote FOR this proposal.

     2.   Any other business that may properly come before the meeting.

     Shareholders of record as of the close of business on July 25, 2002 are entitled to vote at the meeting and any related follow-up meetings (adjournments).

     Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card (voting instruction card). If contract and certificate owners do not return their proxies in sufficient numbers, your Fund could incur the cost of extra solicitations.

                                   By order of the Board of Trustees,


                                   Michele G. Van Leer
                                   Chairman, Board of Trustees

July XX, 2002
--------------------

* Known as the International Equity Fund prior to May 1, 2002.

                       INTERNATIONAL OPPORTUNITIES B FUND*
                              (the "Acquired Fund")
                                       and
                        INTERNATIONAL OPPORTUNITIES FUND
                             (the "Acquiring Fund" )

                       Each a separate investment fund of
                     John Hancock Variable Series Trust I ,
                     197 Clarendon Street, Boston, MA 02117,
                        toll free number: 1-800-732-5443

                     COMBINED PROXY STATEMENT AND PROSPECTUS
                              Dated: July __, 2002

     This combined Proxy Statement/Prospectus is being furnished to you in connection with a Special Meeting of Shareholders of the "Acquired Fund" (i.e., International Opportunities B Fund). The meeting is for the purpose of approving a proposed combination of the Acquired Fund with the "Acquiring Fund" (i.e., International Opportunities Fund).

     Shareholders in the Acquired Fund on the record date of the meeting can vote on the proposal.

     This Proxy Statement/Prospectus contains information a shareholder of the Acquired Fund should know before voting. Please read it and retain it for future reference.

     How to Get More Information:

     The Trust is a series-type open-end management investment company, and has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated June xx, 2002, relating to the proposed combination of the Acquired and Acquiring Funds. The Statement of Additional Information is incorporated by reference into this Proxy Statement/Prospectus. A prospectus for the Acquired Fund, dated May 1, 2002, (the "Acquired Fund Prospectus") also is on file with the SEC and is incorporated into this Proxy Statement/Prospectus by reference. You can request a free copy of either of these documents, using the address or toll-free number shown above.

     The SEC maintains a web site at http://www.sec.gov where you can find the prospectus and statement of additional information mentioned above and other information about the Acquired and Acquiring Funds.

     The Securities and Exchange Commission has not approved or disapproved the securities described in this Proxy Statement/Prospectus, and has not passed on the accuracy or the adequacy of this Proxy Statement/Prospectus. Anyone who tells you otherwise is committing a federal crime.

--------------------

* Known as the International Equity Fund prior to May 1, 2002.

                   CONTENTS OF THIS PROXY STATEMENT/PROSPECTUS

                                                                        Page No.

Synoposis of the Proposed Combination.......................................  3

Board Consideration of the Combination......................................  4

Reasons for Combining the Funds.............................................  4

Further Comparison of the Acquiring Fund and the Acquired Fund..............  4

Voting Procedures and Conduct of the Shareholders' Meeting.................. 10

Capitalization of the Fund.................................................. 11

Distribution of Fund Shares................................................. 12

Net Asset and Share Valuations.............................................. 12

Agreement and Plan of Reorganization........................................ 12

Information Filed with the Securities and Exchange Commission............... 13

Appendix A - Basic Information About the Acquiring Fund..................... A-1

Appendix B - Performance Information Pertaining to the Acquiring Fund....... B-1

Appendix C - Share Ownership Information.................................... C-1

                               PROPOSAL TO COMBINE
          INTERNATIONAL OPPORTUNITIES B FUND (the "Acquired Fund") AND
            INTERNATIONAL OPPORTUNITIES FUND (the "Acquiring Fund")

Synopsis of the Proposed Combination

         The International Opportunities B Fund (the "Acquired Fund") and the International Opportunities Fund (the "Acquiring Fund") are very similar Funds:

     . Each is a separate investment fund of John Hancock Variable Series Trust I (the "Trust"), which is a Massachusetts Business Trust;

     .    Each shares the same investment goals, policies and strategies;

     . Each has the same investment adviser and (for day-to-day portfolio management) the same sub-adviser, who manages the Funds in substantially the same manner; and

     . Each is subject to substantially the same risks. These include primarily additional risks involved in investments in foreign securities, including potentially inadequate or inaccurate financial information and economic, social, or political instability, lack of liquidity, foreign ownership limits and restrictions on removing currency; the significantly higher degree of foreign risk associated with investments in emerging market countries; the risk that the value of the Fund's assets may fall (as well as rise) due to changes in securities market conditions; the risk that the Funds' portfolio managers will be unsuccessful in making investment decisions that achieve their intended results; and the risk that the "large/mid cap"oriented equity investments that the Funds focus on will fall out of favor and underperform other types of securities. Investments in certain "derivative" instruments and initial public offerings are a secondary risk of the Funds. (Please refer to the material for the International Opportunities Fund in Appendix A at the end of this Proxy Statement/Prospectus for additional information about these risk factors, which are substantially the same for both Funds.)

         Because these two Funds are so similar, the main purpose of combining them is to enable the Funds to be managed more effectively and efficiently. In particular, the Acquired Fund has not grown large enough to be operated as effectively and efficiently, as is desirable on a long-term basis. Nor does the Acquired Fund have prospects for increased growth for the foreseeable future.

         The combination of the Acquired Fund and the Acquiring Fund will not result in any increase in the total fees and expenses borne by any shareholder. In fact, shareholders can expect to benefit from lower levels of fees and expenses than if the two Funds remained separate. Combining the Funds will not result in any dilution of the value of your interest or that of any shareholder of either Fund.

Fees and Expenses

         The following table shows each Fund's fees and expenses for the twelve months ended December 31, 2001, as well as on a "pro-forma" basis as if the combination had occurred at the beginning of that period.


                                             International            International        Pro-Forma of Combined
                                          Opportunities B Fund      Opportunities Fund      Acquired Fund and
                                            (Acquired Fund)         (Acquiring Fund)          Acquiring Fund
                                          --------------------      ------------------     ---------------------

          Type of Fee or Expense/1/
          -------------------------

Sales Charge Imposed on Purchases...........      None                    None                      None
Deferred Sales Charge.......................      None                    None                      None
Sales Charge Imposed on Reinvested
  Dividends.................................      None                    None                      None
Redemption Fee..............................      None                    None                      None
Exchange Fee................................      None                    None                      None
Maximum Account Fee.........................      None                    None                      None
Distribution or Service (12b-1) Fees/4/.....      None                    None                      None
Investment Management Fees..................     1.20%/2/                1.14%/2/                  1.12%

Other Expenses (Before Reimbursement/4/)....     .21%/3/                  .25%/3/                   .23%
      Total Annual Fund Operating Expenses
          (Before Reimbursement/4/).........     1.41%/2/                1.39%/3/                  1.35%
Reimbursement from Investment Manager/4/....      .11%                    .15%                      .13%
      Total Annual Fund Operating Expenses
          (After Reimbursement/4/)..........     1.30%/2/                1.24%/3/                  1.22%
---------------------


/1/ The fees and expenses shown are expressed as an annual percentage of the Fund's average daily net assets.
/2/ Restated to reflect a .20% investment management fee increase effective as of October 1, 2001.
/3/ Restated to reflect a .30% investment management fee increase, effective October 1, 2001.
/4/ The expense reimbursement is pursuant to a commitment in each Fund's investment management agreement that the investment manager will reimburse the Fund for most Other Expenses that exceed .10% per annum.

         The Other Expenses (Before Reimbursement) shown in the table include expenses of the Trust that were allocated on an asset-weighted basis among all the funds in the Trust for the twelve months ended December 31, 2001. The difference in the Other Expenses (Before Reimbursement) between the Acquired Fund and the Acquiring Fund reflects the relatively greater amount of expenses allocated to the Acquiring Fund throughout the period.

Examples of Fund Expenses

         The following examples are intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund. The examples assume that Fund expenses continue at the rates shown in the table above.

         The examples assume that a shareholder invests $10,000 in each alternative for the time periods indicated and then redeems all of the shareholder's shares at the end of those periods. The examples also assume that the shareholder's investment has a 5% return each year. (The examples do not reflect the fees and expenses associated with variable annuity and variable life insurance contracts for which the Funds serve as investment vehicles.) Although your actual returns may be higher or lower, based on these assumptions your cost would be:

                                              1 Year               3 Years             5 Years          10 Years
                                              ------               -------             -------          --------
The Acquired Fund
   (International Opportunities B Fund)....   $10,370              $11,151             $11,991          $14,378
The Acquiring Fund
   (International Opportunities Fund)......   $10,376              $11,171             $12,027          $14,466
Pro-Forma of Acquired
   Fund and Acquiring
   Fund Combined..........................    $10,377              $11,174             $12,032          $14,478


         Terms of Proposed Combination

         In the combination, the Acquiring Fund will acquire all of the Acquired Fund's assets and assume all of its liabilities. Also, the Acquiring Fund will issue its shares in place of all then outstanding shares of the Acquired Fund. The combination has been structured as a tax-free reorganization. Therefore, the combination will have no direct or indirect tax consequences for you.

         Although each Fund's share of expenses relating to the combination is expected to be approximately $20,000, John Hancock Life Insurance Company ("John Hancock") is expected to bear those expenses, rather than the Funds. This is because John Hancock bears most Fund operating expenses over a certain amount, and this includes the type of costs incurred in the combination. It is expected that the Funds' expenses will already exceed this expense "cap" and that, therefore, the combination will not result in any actual additional costs for either the Acquired Fund or the Acquiring Fund.

         The combination will take place at the Funds' regular net asset values per share. This means that the value of each shareholder's account after the combination will be exactly the same as if the combination had not occurred. Information about calculation of net asset values and per share values appears under "Net Asset and Share Valuations." Nor will there be any change in the rates of any charges the insurance company imposes under your contract or certificate.

         The Trust's Board of Trustees has unanimously approved and recommends the combination of the Funds as being in the best interests of the Acquired Fund and its shareholders.

Board Consideration of the Combination

         The Trust's Board of Trustees has determined that combining the Acquired Fund with the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders, and the Board of Trustees unanimously recommends approval of the combination by the shareholders of the Acquired Fund at the meeting.

         The Trustees considered this matter at a Board meeting held on June 12, 2002. The factors relevant to the Trustees' conclusions included the following:

         . The fact that the Acquired Fund and the Acquiring Fund are now identical, except that, at the time of the Board meeting, the Acquired Fund had approximately $32 million of assets, while the Acquiring Fund had approximately $95 million.

         . The fact that, due to its small size, the Acquired Fund is less economic to operate, and there are no reasonable prospects for the Acquired Fund, by itself, to remedy this.

         . The fact that a combination with the Acquiring Fund would address this problem in a way that permits the shareholders of the Acquired Fund to continue to have the same investment program, as well as the expected future benefits of lower fee and expense levels and more effective management.

         . The performance record of the Acquiring Fund since its commencement of operations on May 1, 1996. Information about this performance is set forth in Appendixes A and B at the end of this Proxy Statement/Prospectus. The Acquired Fund's performance record was less relevant to the Board, for two reasons. First, almost all of that performance was achieved by a sub-adviser that has now been terminated and that used somewhat different investment program. Second, because the investment program and sub-adviser of the two Funds are now the same, the future performance of the two Funds should not differ, except to the extent that the Acquired Fund cannot be managed as efficiently and effectively due to its smaller size.

         . The fact that the combination will not in any way disadvantage either Fund and that, under applicable expense reimbursement arrangements, John Hancock is expected to effectively bear all costs of the proposed combination.

         . The fact that you will not suffer any tax consequences, dilution or other disadvantages from the proposed combination.

         . The fact that any advantage resulting to the Funds' investment manager or sub-investment manager from the combination will not be at the expense of either Fund or owners participating in that Fund.

Reasons for Combining the Funds

         Recent Developments

         As of May 1, 2002, upon John Hancock's recommendation, changes were made in the Acquired Fund's investment program. Most importantly, Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman Sachs and Co., was replaced as the Fund's sub-adviser.

         Also as of May 1, 2002, the Trustees, consistent with a recommendation of John Hancock, appointed T. Rowe Price International, Inc. ("T. Rowe International") to take over as the sub-adviser to the Acquired Fund and approved a new sub-investment management agreement for the Fund with T. Rowe International on an interim basis.

         Among the reasons why John Hancock and the Trust's Board of Trustees selected T. Rowe International as the Acquired Fund's new sub-adviser was their favorable evaluation of T. Rowe International's service to the Trust's International Opportunities Fund. (T. Rowe International has been the sub-adviser to that Fund since its inception on May 1, 1996.) The overall investment goal and strategy of the Acquired Fund did not change when T. Rowe International assumed its sub-advisory responsibilities. T. Rowe International, however, did bring its own unique capabilities to management of the Fund. (Further information on this appears in Appendix A at the end of this Proxy Statement/Prospectus.) In particular, T. Rowe International's diversification among countries and regions results more from stock selection than did the prior sub-adviser's. Also, T. Rowe International may invest more in emerging markets.

         Accordingly, since taking over as the Acquired Fund's sub-adviser, T. Rowe International has sought to manage the Acquired Fund in the same way as it manages the International Opportunities Fund. To reflect this new approach, the Acquired Fund was renamed "International Opportunities B Fund."

         Because the Acquired Fund and the Acquiring Fund are now substantially identical (except for their relative sizes), John Hancock and its affiliated life insurance company have stopped offering the Acquired Fund as an investment option under its variable life insurance and variable annuity contracts. This means that the Acquired Fund has no practical means of increasing sales of its shares. See "Distribution of Fund Shares."

         Potential Benefits from Combining the Funds

         The proposed combination addresses the problem that the Acquired Fund is currently too small to be economic and has poor prospects for increasing its size through sales of additional shares. Because, as discussed above, the Acquired Fund is now substantially similar to the International Opportunities Fund, it is possible to combine these two funds without disrupting their investment program or incurring any additional brokerage commissions or other portfolio "turnover" costs. As a result of the combination, Acquired Fund shareholders will be part of a significantly larger Fund that can be operated more economically and effectively.

         A larger size can permit a Fund to negotiate lower prices for certain items. For example, the investment management fees that the Funds pay to John Hancock are subject to automatic reductions (commonly referred to as "break points") as a Fund's assets increase. Thus, once the Acquired Fund's assets are added to those of the Acquiring Fund, the percentage of such assets paid as investment management fees will be lower than the rate the Acquired Fund would have paid on its assets alone. The Acquired Fund's shareholders will directly benefit from such cost reductions.

         Combining the Funds will also make available certain efficiencies that may reduce the level of other operating expenses below what the Acquired Fund alone would pay. This increases the likelihood those expenses will in the future fall below the Fund's .10% expense cap. Acquired Fund shareholders would directly benefit from this.

         Similarly, with more assets to invest, the combined Funds should in some cases be able to negotiate prices and commission rates on portfolio transactions that are more favorable than the Acquired Fund alone could achieve.

         In addition, it is more difficult to achieve what the sub-adviser regards as an optimal level of diversification for investments of the Acquired Fund than would be the case for the combined Funds. This is because the Acquired Fund has a much smaller amount of assets than the combined Funds will have.]

Further Comparison of the Acquiring Fund and the Acquired Fund

         Investment Goal

         The Acquiring Fund and the Acquired Fund share the same investment goal: long-term capital appreciation.

         The investment goal of both Funds is "non-fundamental," which means that it may be changed by the Board of Trustees without shareholder approval.

         Investment Strategies

         The investment strategies for the Acquiring Fund and the Acquired Fund are identical. Both invest primarily in a diversified mix of common stocks of large established and medium- sized foreign companies located ouside the U.S., primarily in developed countries and in emerging markets to a lesser extent.

         T. Rowe International uses substantially the same personnel and analytical techniques in managing each of these Funds.

         For additional details about the Funds' investment strategies, please refer to Appendix A at the end of this Proxy Statement/Prospectus.

         Fundamental Investment Restrictions

         The investment restrictions adopted by each Fund as "fundamental" are set forth under the caption "The Funds' Fundamental Investment Restrictions" in Attachment 1 to the Statement of Additional Information referred to on the front cover page of this Proxy Statement/Prospectus. A "fundamental" investment restriction is one that cannot be changed without approval of the Fund's shareholders.

         In minor respects, the Acquiring Fund's fundamental investment restrictions are narrower than those of Acquired Fund. This means that the Acquired Fund theoretically could engage in certain practices that the Acquiring Fund could not. In practice, however, the sub-adviser has ample latitude to implement the Funds' investment program, under either set of restrictions. Accordingly, John Hancock does not regard these differences as material.

Investment Advisory Services

         John Hancock serves as investment adviser to both the Acquired Fund and the Acquiring Fund. In this capacity, John Hancock advises each Fund in connection with policy decisions; administers the Funds' day-to-day operations; provides the Funds with personnel, office space, equipment and supplies; maintains Fund records; and supervises the activities of the Funds' sub-adviser and other service providers.

         The Acquired Fund pays investment management fees to John Hancock pursuant to the following fee schedule: 1.20% per annum of the first $50,000,000 of the Fund's average daily net assets; 1.05% of the next $150,000,000; and 1.00% of any additional amounts. The Acquiring Fund pays investment management fees to John Hancock pursuant to the following fee schedule: 1.30 % per annum of the first $20,000,000 of the Fund's average daily net assets; 1.15% of the next $30,000,000 million; and 1.05% of any additional amounts.1 The Acquired Fund currently has less than $50,000,000 of assets, while the combined assets of the Acquired Fund and the Acquiring Fund will exceed $100,000,000. Therefore, the effective fee rate will be lower for Acquired Fund shareholders after the combination.

         In the investment management agreements of both the Acquiring and Acquired Funds, John Hancock has committed to reimburse each Fund for most of its operating expenses (other than investment management fees) in excess of .10% per annum of the Fund's average daily net assets.

         T. Rowe International serves as sub-adviser for each Fund. In this capacity T. Rowe International has primary responsibility for making investment decisions for the Funds' investment portfolios and placing orders with brokers and dealers to implement those decisions.

         T. Rowe International receives its compensation from John Hancock, and the Funds pay no sub-management fees over and above the management fee they pay to John Hancock. T. Rowe International receives sub-management fees from John Hancock at the following rates for the Acquiring Fund: .75% per annum of the first $20,000,000 of the Fund's average daily net assets; .60% of the next $30,000,000; .50% of the next $150,000,000 million; 50% of all of the Fund's average daily assets when the average daily net assets are equal to or greater than $200,000,000 but less than $500,000,000; and .45% of all of the Fund's average daily net assets when the Fund's average daily net assets are $500,000,000 or more.

         Tax Considerations

         The tax treatment of two Funds is identical. Both seek to qualify as regulated investment companies under sub-chapter M of the Internal Revenue Code. This means that neither Fund expects to pay any federal income taxes. You should refer to the prospectus for your variable annuity or variable life insurance contract for a discussion of the tax consequences of that contract for you.

                          VOTING PROCEDURES AND CONDUCT
                          OF THE SHAREHOLDERS' MEETING

         This Proxy Statement/Prospectus is furnished in connection with the solicitation of voting instructions by the management of John Hancock Variable Series Trust I (the "Trust") for use at the Special Meeting of Shareholders of the Trust's International Opportunities B Fund (the "Acquired Fund") discussed in this Proxy Statement/Prospectus. The meeting will be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts 02117, on September 25, 2002 at 11:00 A.M. Boston time.

Solicitation of Voting Instructions (i.e., "Proxies")

         This solicitation is being made of all shares of the Acquired Fund that are attributable to variable annuity or variable life insurance contracts (together with any certificates of interest thereunder, "Contracts") that are supported by John Hancock Variable Life Accounts U, V, UV and S; and John Hancock Variable Annuity Accounts U, V, JF, H and I (collectively, the "Accounts"). Each Fund, is, in the first instance, responsible for the costs properly attributable to discharging its role in connection with the proposed combination. However, it is expected that John Hancock will be required to reimburse the Funds for all of such costs, under the expense reimbursement arrangement currently contained in the Funds' investment management agreements. (The nature and estimated amount of such costs are set out above in the discussion of the Proposal.) All other expenses also will be borne by the issuing insurance companies (the "Insurance Companies"). In addition to solicitations by mail, regular employees of John Hancock may solicit voting instructions in person or by telephone; such employees will not be compensated for such services. Solicitation materials were first made available to Contract owners on or about August __, 2002.

Voting Instructions

         Although the Insurance Companies, through the Accounts, legally own all of the Trust's shares, they will vote all of such shares in accordance with instructions given by Contract owners, as discussed below. For this purpose, the owner of a variable annuity contract during the period after annuity payments have commenced is the annuitant.

         Any authorized voting instructions will also be valid for any adjournment of the meeting and will be revocable only at the direction of the Contract owner executing them. If insufficient affirmative votes are obtained to approve any matter, the meeting may be adjourned to permit the solicitation of additional votes. Shares will be voted for any such adjournment in the discretion of the applicable insurance company. Whether a Proposal is approved depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against that Proposal.

         Any person giving voting instructions may revoke them at any time prior to their exercise by submitting a superseding voting instruction form or a notice of revocation to the Trust. In addition, although mere attendance at the meeting will not revoke voting instructions, a Contract owner present at the meeting may withdraw his/her voting instruction form and vote in person. The Insurance Companies will vote the Acquired Fund's shares in accordance with all properly executed and unrevoked voting instructions received in time for the meeting.

         The Insurance Companies will vote the shares of the Acquired Fund held in their respective Accounts that are attributable to Contracts in accordance with the voting instructions received from the owners of those Contracts. An Account's shares in the Acquired Fund that are not attributable to Contracts or for which no timely voting instructions are received will be represented and voted by the Insurance Companies in the same proportion as the voting instructions that are received from all owners of Contracts participating in the Fund through that Account. (Acquired Fund shares that are not attributable to Contracts include, for example, any shares purchased with contributions made as "seed money" to the Fund by an Insurance Company.)

         Please refer to Appendix C to Proxy Statement/Prospectus if you wish additional information about the number of shares of the Acquired Fund that are outstanding or that are attributable to an Insurance Company (rather than to Contract owners).

Required Vote

         In order for the shareholders to approve one of the Proposals in this Proxy Statement/Prospectus, the Proposal must receive the favorable vote of more than 50% of the outstanding shares of the relevant Acquired Fund, or, if less, 67% or more of that Fund's shares present or represented at the meeting.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF VOTING INSTRUCTIONS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           CAPITALIZATION OF THE FUNDS

         The following table sets forth as of December 31, 2001: (i) the capitalization of the Acquired Fund, (ii) the capitalization of the Acquiring Fund, and (iii) the pro forma capitalization of the Acquired Fund as adjusted to give effect to the combination of the two Funds:

---------------------------------------------------------------------------------------------------------------------

                                                          Acquired Fund        Acquiring Fund      Pro-Forma Acquired
                                                         (International        (International      Fund and Acquiring
                                                        Opportunities B)       Opportunities)             Fund
                                                        ----------------       --------------     -------------------
Net Assets.......................................          $29,915,000           83,591,000         $113,506,000
Shares Outstanding...............................
Net Asset Value Per Share........................             $7.55                $9.30                $9.30
---------------------------------------------------------------------------------------------------------------------


         At May 31, 2002, the net assets of each Fund were as follows:

Acquired Fund                                                Acquiring Fund
-------------                                                --------------
International Opportunities B - $31,702,624                  International Opportunities - $95,218,618




                           DISTRIBUTION OF FUND SHARES

         The shares of the Acquired Fund and of the Acquiring Fund are identical shares of beneficial interest in the Trust, except that they each represent an interest in a different investment portfolio (series) of the Trust.

         Each Fund currently sells its shares exclusively to separate investment accounts of the Insurance Companies to support variable annuity contracts and variable life insurance contracts (and any certificates thereunder) issued by those companies. These Accounts buy or redeem shares of the Fund based on (1) a Contract owner's instruction to invest or receive back monies under a Contract (such as making a premium payment or surrendering a Contract) and (2) the operation of a Contract (such as deduction of Contract fees and charges).

         Therefore, the "distribution" (marketing) of shares of both the Acquired Funds and the Acquiring Funds is highly dependent on the efforts and willingness of the Insurance Companies to promote the offer and sale of the Funds as investment options under variable annuity and variable life insurance contracts they issue.

         Any dividends or distributions that either Fund pays on its shares are automatically reinvested in additional shares and thus enhance the value of Contracts invested in these Funds.

                         NET ASSET AND SHARE VALUATIONS

         Each Fund sells and buys back its shares at the net asset value per share ("NAV") next computed after receipt by an Account of a Contract owner's instructions. Each Fund calculates its NAV:

         . by dividing its net assets by the number of its outstanding shares,

         . once daily as of the close of regular trading on the New York Stock Exchange (generally at 4 p.m., New York City time) on each day the Exchange is open.

         The Funds can be expected to hold securities primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not calculate NAV. Consequently, NAV may change on days when Contract owners will not be able to instruct a separate account to buy or redeem fund shares.

         The Funds value their securities based on market quotations, amortized cost, valuations of independent pricing services, or fair value determined in accordance with procedures approved by the Trust's Trustees. A Fund may value securities at fair value where, for example, market quotations are not readily available, or the value of securities has been materially affected after the closing of a foreign market.

                      AGREEMENT AND PLAN OF REORGANIZATION

         To implement the proposed combination, the Funds have entered into an Agreement and Plan of Reorganization (the "Plan") that sets forth the terms and conditions of the combination. The Plan can be terminated at any time as to any combination by mutual agreement of the parties. Also, the Plan provides that each combination is subject to a prior condition that the shareholders of the Acquired Fund in that combination approve the transaction.

          INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

         This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports that the Trust has filed with the SEC pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940.

         The Trust and each of its investment portfolios, including the Acquired Fund and the Acquiring Fund, are subject to the informational requirements of the Investment Company Act of 1940 and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by those entities (including the Trust's Form N-14 Registration Statement of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the prescribed rates at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 1401 Brickell Avenue, Suite 200, Miami, Florida 33131; 500 West Madison Street, 14th Floor, Chicago, Illinois 60661; 1801 California Street, Suite 4800, Denver, Colorado 80202; and 5670 Wilshire Blvd., 11th Floor, Los Angeles, California 90036. The SEC also maintains a web site at http://www.sec.gov that contains information regarding Trust and other registrants that file electronically with the SEC.

         APPENDIX A - Basic Information About the Acquiring Fund

International Opportunities Fund

GOAL AND STRATEGY

This is an international stock fund that seeks long-term capital appreciation.

The Fund primarily invests in a diversified mix of common stocks of large established and medium-sized foreign companies located outside the U.S., pri-marily in developed countries and in emerging markets to a lesser extent.

The manager selects stocks using proprietary fundamental research that identi-fies companies that:

.. are capable of achieving sustainable above-average, long-term earnings growth;

.. are reasonably priced relative to present or anticipated earnings, cash flow, or book value; and

.. have attractive valuations relative to opportunities in large, mid or small cap companies.

The Fund's country and regional exposures are primarily a result of stock selection, although the Fund maintains broad diversification across countries and regions.

The manager selects stocks that have growth characteristics such as:

.. leading market position or technological leadership;

.. attractive business niche;

.. healthy balance sheets with relatively low debt;

.. strong competitive advantage;

.. strength of management; and

.. earnings growth and cash flow sufficient to support growing dividends.

The Fund invests in at least 3 different countries other than the U.S., but normally invests in 15 to 45 countries.

The Fund will invest no more than 20% of its assets in emerging market stocks. The Fund normally invests in 150 to 250 stocks and normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

Although the Fund may employ foreign currency hedging techniques, the Fund nor-mally maintains the currency exposure of the underlying equity investments.

The Fund also may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------


SUBADVISER

T. Rowe Price International, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1979
Managing Fund since May, 1996
Managed approximately $26 billion in assets at the end of 2001

FUND MANAGERS
Management by Investment Advisory Group overseen by:

David J. L. Warren
-----------------
Portfolio Manager of subadviser
Joined subadviser in 1983

John R. Ford
-----------------
Portfolio Manager of subadviser
Joined subadviser in 1982

James B. M. Seddon
-----------------
Portfolio Manager of subadvisor
Joined subadviser in 1987

Mark Bickford-Smith
-----------------
Portfolio Manager of subadvisor
Joined subadviser in 1995

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                   [CHART]
                               1997       1.95%
                               1998      15.92%
                               1999      34.01%
                               2000     -16.36%
                               2001     -20.93%

Best quarter: up 24.44%, fourth quarter 1999 Worst quarter: down 15.00%, first quarter 2001

Average annual total returns(/1/) -- for periods ending 12/31/2001*

               Fund   Index
1 year        -20.93% -19.50%
5 years         0.93%   0.89%
Life of fund    1.98%   0.83%

Index:MSCI All Country World Free Index, Excluding U.S.

*  Began operations on May 1, 1996.
                                      A-2

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, to the extent the Fund invests in emerging market coun-tries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:     1997     1998     1999      2000          2001
Net asset value,
 beginning of period       $ 10.60  $ 10.63  $ 12.21  $  15.17      $  11.85
Income from investment
 operations:
 Net investment income
  (loss)                      0.10     0.11     0.10      0.07          0.06
 Net realized and
  unrealized gain (loss)
  on investments*             0.11     1.57     3.95     (2.57)        (2.53)
 Total from investment
  operations                  0.21     1.68     4.05     (2.50)        (2.47)
Less distributions:
 Distributions from net
  investment income and
  capital paid in            (0.10)   (0.10)   (0.11)    (0.15)        (0.08)
 Distributions from net
  realized gain on
  investments sold           (0.08)     --     (0.94)    (0.62)          --
 Distributions in excess
  of income & gains            --       --     (0.04)    (0.05)          --
 Total distributions         (0.18)   (0.10)   (1.09)    (0.82)        (0.08)
Net asset value, end of
 period                    $ 10.63  $ 12.21  $ 15.17  $  11.85       $  9.30
Total investment return       1.95%   15.92%   34.01%   (16.36)%(1)   (20.93)%
Ratios and supplemental
 data
Net assets, end of period
 (000s omitted)            $30,631  $64,250  $79,794  $120,034      $ 83,591
Ratio of expenses to
 average net assets (%)**     1.22%    1.16%    1.02%     0.93%         1.00%
Ratio of net investment
 income (loss) to average
 net assets (%)               0.65%    0.89%    0.77%     0.47%         0.64%
Turnover rate (%)            21.09%   18.67%   34.02%    37.92%(1)     33.31%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.57%, 1.46%, 1.15%, 1.09% and 1.16% for the years ended December 31, 1997, 1998, 1999, 2000 and 2001, respectively.
(1)  Excludes merger activity.

      APPENDIX B - Performance Information Pertaining to the Acquiring Fund

                                                         Inception: May 1, 1996

  INTERNATIONAL OPPORTUNITIES FUND
  T. ROWE PRICE INTERNATIONAL, INC.
                                              Warren/Ford/Seddon/Bickford-Smith

  The fund ended 2001 on a high note, posting a solid gain in the final quarter outperforming its benchmark--the MSCI All Country World Free ex-US benchmark. Fourth-quarter results, however, could not overcome earlier weakness, and the fund ended the year with a loss of more than 20%, underperforming its benchmark.

  In the fourth quarter, the fund was able to make up some lost ground against the benchmark by underweighting Japan, which did poorly, and overweighting the stronger markets of South Korea, Sweden, and Brazil. Successful stock selection in the fourth quarter overall also added value.

  A combination of monetary easing and tax-reductions in the U.S. should help stimulate economic growth worldwide, leading to positive stock market results in 2002. We expect these results to be moderate, however, until the corporate earnings picture comes more clearly into focus later this year. Outside the U.S., Europe is probably in the best shape in that the consumer has been less extended than in the U.S. and is less exposed to equity markets. The arrival of the euro as the official currency throughout most of Europe could help bolster it against the powerful U.S. greenback.

  Much of what happens in Japan depends on the ability of the government to, finally, implement much-needed economic reforms. In Latin America, the Argentine crisis has not led to any immediate fallout as Argentina's slow-motion disintegration gave Latin American and emerging market countries plenty of time to prepare.

                                     [CHART]

             International

             Opportunities  MCSI All Country World
                 Fund         Free Ex. US Index

             -------------  ----------------------
4/30/1996     $10,000.00       $10,000.00
5/31/1996      10,024.34         9,850.00
6/30/1996      10,129.22         9,900.24
7/31/1996       9,819.73         9,571.55
8/31/1996       9,971.07         9,628.02
9/30/1996      10,190.88         9,866.79
10/31/1996     10,150.25         9,768.13
11/30/1996     10,608.68        10,145.18
12/31/1996     10,672.04        10,027.49
1/31/1997      10,544.32         9,842.99
2/28/1997      10,671.97        10,023.11
3/31/1997      10,659.18        10,002.06
4/30/1997      10,701.19        10,086.08
5/31/1997      11,332.27        10,709.40
6/30/1997      11,796.26        11,300.56
7/31/1997      12,113.19        11,528.83
8/31/1997      10,992.06        10,621.51
9/30/1997      11,718.58        11,196.14
10/31/1997     10,863.43        10,243.35
11/30/1997     10,858.72        10,115.30
12/31/1997     10,880.04        10,231.63
1/31/1998      11,254.02        10,537.56
2/28/1998      11,932.03        11,240.41
3/31/1998      12,345.90        11,629.33
4/30/1998      12,435.38        11,713.06
5/31/1998      12,390.74        11,501.05
6/30/1998      12,416.32        11,457.35
7/31/1998      12,560.24        11,566.19
8/31/1998      10,980.00         9,935.36
9/30/1998      10,715.43         9,725.72
10/31/1998     11,680.61        10,744.01
11/30/1998     12,199.09        11,320.96
12/31/1998     12,611.66        11,711.53
1/31/1999      12,484.38        11,698.65
2/28/1999      12,268.43        11,436.60
3/31/1999      12,769.42        11,988.99
4/30/1999      13,241.38        12,588.44
5/31/1999      12,623.31        11,996.78
6/30/1999      13,112.65        12,548.63
7/31/1999      13,358.88        12,843.53
8/31/1999      13,495.21        12,888.48
9/30/1999      13,581.86        12,976.12
10/31/1999     14,038.51        13,458.83
11/30/1999     15,021.61        13,997.19
12/31/1999     16,900.78        15,332.52
1/31/2000      15,834.00        14,499.96
2/29/2000      16,711.59        14,891.46
3/31/2000      16,885.48        15,451.38
4/30/2000      15,946.30        14,589.19
5/31/2000      15,446.42        14,215.71
6/30/2000      16,250.95        14,821.30
7/31/2000      15,693.05        14,235.86
8/31/2000      16,033.54        14,412.38
9/30/2000      15,020.47        13,612.49
10/31/2000     14,413.93        13,179.62
11/30/2000     13,655.62        12,587.85
12/31/2000     14,136.02        13,018.36
1/31/2001      14,305.54        13,213.63
2/28/2001      13,024.07        12,167.11
3/31/2001      12,015.17        11,306.90
4/30/2001      12,974.65        12,075.77
5/31/2001      12,412.32        11,742.48
6/30/2001      11,876.69        11,291.56
7/31/2001      11,594.56        11,040.89
8/31/2001      11,302.99        10,767.08
9/30/2001      10,116.79         9,624.69
10/31/2001     10,444.29         9,894.18
11/30/2001     10,925.81        10,346.35
12/31/2001     11,177.39        10,479.81

TOP TEN HOLDINGS (as of December 31, 2001)


                                                         six months ago
                                                % of          % of
                                             Investments  Investments

GlaxoSmithKline PLC                             3.8%          4.0%
Total Fina SA                                   2.6%          2.4%
Vodafone AirTouch PLC                           2.4%          2.4%
Royal Bank of Scotland Group                    2.2%          2.1%
Reed International PLC                          2.1%          2.2%
Nestle SA                                       2.0%          2.0%
ING Groep NV                                    1.8%          1.9%
Shell Transport & Trading Co. PLC               1.8%          1.8%
Nokia Oyj                                       1.7%          1.6%
Koninklijke (Royal) Philips Electronics N.V.    1.6%          1.6%

AVERAGE ANNUAL TOTAL RETURNS*


                                    MSCI All Country
                Intl. Opportunities  World Free Ex.  MorningStar
                       Fund             US Index     Peer Group+
                ------------------- ---------------- -----------
1 Year                -20.93%            -19.50%       -21.42%
3 Years                -3.94              -3.64         -2.15
5 Years                 0.93               0.89          1.93
Since Inception
(5/1/96)                1.98               0.83           N/A

TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2001)


                     % of                        % of
                  Investments                 Investments
Financial            24.1%    Energy             7.8%
Technology           21.3%    Consumer Staple    7.2%
Capital Equipment    12.9%    Retail             4.1%
Health Care          10.0%    Basic Material     2.5%
Consumer Cyclical    8.3%     Utility            1.8%

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Foreign Stock, Large Cap investment category.

                    APPENDIX C - Share Ownership Information

As of the close of business on July 25 __, 2002 (the record date for the shareholders meeting), there were _______ shares outstanding of the International Opportunities B Fund.

Each share is entitled to one vote, and fractional votes will be counted.

The number of the Fund's shares attributable to each owner of a variable life insurance contract or certificate ("VLI Contract") is determined by dividing, as of the record date of the shareholders meeting, the VLI Contract's cash (or account) value (less any outstanding indebtedness) in the applicable Account subaccount corresponding to the Fund by the net asset value of one share of the Fund as of that same date. The number of the Fund's shares attributable to each owner of a variable annuity contract or certificate ("VA Contract") is determined by dividing, as of the record date of the meeting, the value of the "accumulation shares" under the VA Contract (or, for each Contract under which annuity payments have commenced, the amount of the Contract's reserves) in the applicable Account subaccount by the net asset value of one share of the Fund as of that same date.

As of the close of business on July 25 __, 2002, the Insurance Companies had in the aggregate _____ shares of the International Opportunities B Fund and ____ shares of International Opportunities Fund, representing their contributions and other amounts in the Accounts that are in excess of the amounts attributable to their outstanding Contracts. The Insurance Companies are directly or indirectly wholly-owned by John Hancock Financial Services, Inc., 200 Clarendon Street, Boston, MA 02117.

No Contract owner had voting authority over as much as 5% of any of the Fund's shares as of the record date. Nor did the Trust's officers and Trustees, collectively, have such authority over as much as 1% of either Fund's shares.

                       INTERNATIONAL OPPORTUNITIES B FUND*
                              (the "Acquired Fund")
                                       and
                        INTERNATIONAL OPPORTUNITIES FUND
                             (the "Acquiring Fund")

                       Each a separate investment fund of
                      John Hancock Variable Series Trust I,
                     197 Clarendon Street, Boston, MA 02117
                       (Toll free number: 1-800-732-5443)

                       STATEMENT OF ADDITIONAL INFORMATION
                              Dated: July __, 2002

This Statement of Additional Information ("SAI") is not a prospectus, but you should read it in conjunction with the Combined Proxy Statement and Prospectus dated July __, 2002 of the above-listed Acquired Fund and Acquiring Fund, for use in connection with the Special Meeting of Shareholders of the Acquired Fund to be held on September 25, 2002. The Acquired Fund and the Acquiring Fund are separate investment funds (series) of John Hancock Variable Series Trust I (the "Trust").

For a free copy of the Combined Proxy Statement and Prospectus, please contact the Trust at the address or phone number shown above.

This Statement of Additional Information consists of this cover page and the following documents, each of which is attached hereto:

         Attachment 1.  Statement of Additional Information for the Trust dated
                        May 1, 2002.

         Attachment 2.  Annual Report of the Trust for the period ended
                        December 31, 2001.

         Attachment 3.  Pro-forma financial statements relating to the proposed combination of the International Opportunities B Fund with the International Opportunities Fund

* Known as the International Equity Fund prior to May 1, 2002.

                                 JOHN HANCOCK
                            VARIABLE SERIES TRUST I


                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 2002


     This Statement of Additional Information (sometimes referred to herein as the "SAI") is not a prospectus. It is intended that this Statement of Additional Information be read in conjunction with the Prospectus of John Hancock Variable Series Trust I, dated May 1, 2002. A copy of the Prospectus may be obtained from John Hancock Variable Series Trust I, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, telephone number 1-800-REAL LIFE.

     This Statement of Additional Information relates to all twenty eight of the Trust's current "Funds."


    THE TRUST'S FINANCIAL STATEMENTS AND INVESTMENT PERFORMANCE INFORMATION

     The Trust's financial statements appearing in its Annual Report to contract holders and the report of Ernst & Young LLP, independent auditors of the Trust, which appears therein, are incorporated by reference into this Statement of Additional Information. The information about the total investment returns achieved by the Trust's various Funds, is also incorporated herein by reference. No other portions of the Annual Report are incorporated by reference. A free copy of the Annual Report to contract holders may be obtained by writing to the address or calling the number above.

                               TABLE OF CONTENTS

                                                                   Page in this
                                                                   Statement of
                                                                    Additional
                                                                    Information
                                                                    -----------
A.  What Is the Trust?                                                     4
B.  The Trust's Business History                                           4
C.  The Funds' Investment Activities and Their Risks                       5
     1.  Investing in Money Market Instruments                             9
     2.  Investing in Other Fixed Income Obligations                       9
     3.  Investing in Equity Securities                                   11
     4.  Investing in Real Estate Securities                              12
     5.  Investing in Foreign Securities                                  13
     6.  Using Forward Exchange Contracts to Manage Currency              14
          Exposure
     7.  Using Options on Currencies to Manage Currency Exposure          15
     8.  Using Currency Futures Contracts and Options
          Thereon to Manage Currency Exposure                             16
     9.  Using Certain Other Derivative Instruments to Manage
          Currency Exposure                                               16
     10. Using Foreign Currency Exposure Management Strategies
          (General Considerations and Risks)                              16
     11. Reallocating a Fund's Assets Among Asset Classes                 17
     12. Adopting a Temporary Defensive Strategy                          17
     13. Investing With an Index-Based Objective                          17
     14. Investing on a Non-Diversified Basis                             19
     15. Using Options (Generally)                                        20
     16. Using Options on Securities in Certain Conservative
          Investment Strategies                                           21
     17. Using Financial Futures Contracts, Options on Such Contracts
          and Options on Stock Indexes (General Considerations)           22
     18. Using Financial Futures, Options Thereon, and Stock Index
          Options for Certain Hedging - Type Strategies                   24
     19. Using Options and Futures in Potentially More Aggressive
          Strategies                                                      25
     20. Limiting the Funds' Exposure to Certain Futures and Option
          Transactions                                                    26
     21. Using Other Types of Derivative Instruments                      27
     22. Investing In Other Investment Companies                          28
     23. Purchasing "When Issued" Securities and Forward
          Commitments                                                     29
     24. Short-Term Trading                                               29
     25. Entering Into Repurchase Agreements                              30
     26. Participating in Joint Trading Accounts                          30
     27. Lending of Fund Securities                                       30
     28. Using Reverse Repurchase Agreements and Mortgages
          "Dollar Rolls"                                                  31
     29. Investing in Rule 144A and Illiquid Securities 31
     30. Investing in Preferred Stock, Convertible Securities
           and Warrants                                                   31
     31. Investing in Initial Public Offerings ("IPOs")                   32

                                                                   Page in this
                                                                   Statement of
                                                                    Additional
                                                                    Information
                                                                    -----------
D.  The Funds' Fundamental Investment Restrictions                        32
E.  Board of Trustees and Officers of the Trust                           35
F.  Investment Advisory Arrangements                                      39
     1.  The Trust's Investment Advisory Arrangements With
          John Hancock                                                    39
     2.  The Trust's Arrangements With Subadvisers                        41
     3.  Dollar Amounts of Advisory Fees, Subadvisory Fees, and
          Expense Reimbursements                                          44
     4.  Basis of Trustee Approval of Continuance of Advisory
          Agreements                                                      45
G.  Arrangements With Other Service Providers                             48
     1.  Underwriting and Indemnity Agreement                             48
     2.  Custody of the Trust's Assets                                    48
     3.  Subadministration Agreement With State Street Bank               49
     4.  Independent Auditors                                             49
H.  Portfolio Transactions and Brokerage Allocation                       49
I.   Codes of Ethics                                                      53
J.  Features of the Trust's Shares                                        54
K.  Shareholder Meetings and Voting Rights                                54
L.  Sales and Redemptions of Fund Shares                                  56
M.  Computing the Funds' Net Asset Value                                  57
N.  Taxes                                                                 58
O.  Information About Fund Performance                                    58
P.  Legal Matters                                                         59
Q.  Reports to Contractholders                                            59
Appendix A - Corporate Bond Ratings                                       60

A.  WHAT IS THE TRUST?

     John Hancock Variable Series Trust I (the "Trust"), and each of the Funds of the Trust, is an open-end management investment company. With the exception of the Managed, Growth & Income, Large Cap Growth, Large Cap Aggressive Growth, Multi Cap Growth, Real Estate Equity, Global Balanced and Global Bond Funds, each of the Funds is a "diversified" Fund within the meaning of the Investment Company Act of 1940 (the "Investment Company Act").

     Shares of the Trust are currently sold to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO"); John Hancock Variable Annuity Accounts U and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; and John Hancock Variable Life Insurance Account UV to support variable life insurance policies issued by John Hancock. It is anticipated that, in the future, Trust shares may be sold to other separate investment accounts of JHVLICO and John Hancock and to separate investment accounts of other insurance companies (which may or may not be affiliated with John Hancock). Each of these separate investment accounts is hereinafter referred to as a "Separate Account."

     Because the Separate Accounts currently own all of the Trust's shares, those Separate Accounts (or John Hancock and JHVLICO) may be deemed to control the Trust. John Hancock and JHVLICO, in turn, are both directly or indirectly controlled by John Hancock Financial Services, Inc., a publicly-traded holding company. The Trust issues a separate series of shares of beneficial interest for each Fund. Each share issued with respect to a Fund has a pro rata interest in the net assets of that Fund. The assets of each Fund are charged with the liabilities of that Fund and a proportionate share of the general liabilities of the Trust.

B.  THE TRUST'S BUSINESS HISTORY

     The Trust is, in part, a successor to three Separate Accounts of JHVLICO, as well as the six Separate Accounts of John Hancock described below. On March 28, 1986, all of the investment assets and related liabilities of the Variable Life Stock, Bond, and Money Market Accounts were transferred to what are now the Growth & Income, Active Bond and Money Market Funds of the Trust, respectively, in exchange for shares of those Funds.

     On February 20, 1987, all of the investment assets and related liabilities of six Variable Annuity Stock, Bond and Money Market Accounts were transferred to what are now the Growth & Income, Active Bond and Money Market Funds of the Trust, respectively, in exchange for shares of these Funds. The Trust itself was incorporated on September 23, 1985, under the laws of the State of Maryland and was reorganized as a Massachusetts business trust effective April 29, 1988.

     Over the years, several Funds have been re-named as follows:

                                                                          Year of
Current Fune Name                     Prior Name(s)                       Change
-----------------                     -------------                       -------
Active Bond                           Sovereign Bond                       2000
                                      Bond                                 1996

Global Balanced                       International Balanced               2000

Global Bond                           Strategic Bond                       1999

Growth & Income                       Stock                                1996

International Equity Index            International Equities               1998
                                      International                        1995
                                      Global                               1994

                                                                          Year of
Current Fund Name - continued         Prior Name(s) - continued           Change
-----------------------------         -------------------------           -------
Large Cap Growth                      Select Stock                         1995
Short-Term Bond                       Short-Term U.S. Government           1998
Small/Mid Cap Growth                  Diversified Mid Cap Growth           1999
                                      Special Opportunities                1998
Small Cap Equity                      Small Cap Value                      2000
Fundamental Growth                    Fundamental Mid Cap Growth           2000
Small Cap Value                       Small/Mid Cap Value                  2001
International Opportunities B         International Equity                 2002
Fundamental Value                     Large/Mid Cap Value                  2002
Multi Cap Growth                      Mid Cap Growth                       2002

C.  THE FUNDS' INVESTMENT ACTIVITIES AND THEIR RISKS

The following table provides an overview of many (but not all) of the types of
investments in which a  Fund may invest.   A Fund's ability to invest in any
type of investment shown in the table, however, may be limited with respect to the amount of the investment, the particular form of the investment, and the nature of the investment transaction.

Each column heading contains a reference to one or more sub sections of this Section Part C that describe the investment in question in more detail and, in some instances, describe additional limitations and procedures that apply when a fund engages in the otherwise permitted investment activity.

The policies reflected in the tables (as well as those set out in subsections 1. through - 31. of this Section Part C) are not fundamental, unless they are described as such under Section Part D, "The Funds' Fundamental Investment Restrictions". That they are not "fundamental" means that they can be changed without notice and without shareholder approval. Also, the policies reflected in the table below (and in said subsections 1. through - 31.) cannot take account of every circumstance that may arise. Exceptions may be made in particular cases, therefore.

                                                                                                                          Other
                                                                                                                          Equity
                                                                                                                        Preferreds,
                                                      High Yield   Other Debt                                            Warrants
                          Money Market  Fixed Income     Bonds    Instruments   Repurchase   Real Estate                   and
                          Instruments    Securities    (Section   (Section 2.e  Agreements   Securities    Equity     Convertibles)
                          (Section 1)   (Section 2.c)     2.d)      and 2.f)    (Section 25) (Section 4)  Securities  (Sections 3
                                                                                                                        and 30)
-----------------------------------------------------------------------------------------------------------------------------------
Equity Index                  o                                                     o            o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
Growth & Income               o                                                     o (1)        o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
Large Cap Value               o             o                          o            o
-----------------------------------------------------------------------------------------------------------------------------------
Large Cap Value CORE          o                                                     o            o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth              o                                                     o (1)        o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
Large Cap Aggressive
 Growth                       o                                                     o            o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
Fundamental Value             o                                                     o            o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth            o                                                     o            o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
Multi Cap Growth              o                                                     o            o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap CORE            o                                                     o            o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth          o                                                     o            o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity              o                                                     o            o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value               o                                                     o            o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth              o                                                     o            o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
International Equity
 Index                        o                                                     o            o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
International
 Opportunities                o                                                     o            o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
International
 Opportunities B              o                                                     o            o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity       o                                                     o            o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity            o                                        o            o (1)        o (2)        o            o
-----------------------------------------------------------------------------------------------------------------------------------
Health Sciences               o                                        o            o            o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
Managed                       o             o           o              o            o (1)        o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
Global Balanced               o             o           o              o            o            o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond               o             o           o              o            o            o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
Bond Index                    o             o                          o            o            o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
Active Bond                   o             o           o              o            o (1)        o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond               o             o           o              o            o            o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
Global Bond                   o             o           o              o            o            o            o            o
-----------------------------------------------------------------------------------------------------------------------------------
Money Market                  o             o                                       o (1)        o            o            o
-----------------------------------------------------------------------------------------------------------------------------------

(1) Limited to repurchase agreements of less than 7 days.
(2) Only this fund can invest in real estate master limited partnerships and
                   ---
commercial mortgages or interests therein. However, only this fund is prohibited from investing in securities collateralized by pools of residential
----------
mortgages or interests in such pools.


                                                              Forward
                                                            Currency
                                                            Contracts
                                                               and
                                    Foreign      Foreign     Foreign                             Stock Index
                                  Investments  Investment   Currency      Write     Purchase    and Interest   Write
                                      in           in        Futures   Options on  Options on   Rate Futures   Stock    Purchase
                                   Developed    Emerging    (Sections  Securities  Securities     (Sections    Index   Stock Index
                                    Markets      Markets    6.a, 6.b,   (Sections   (Sections    18.b, 18.c,  Options    Options
                                   Countries    (Section      7, 8,      16 and    16 and 19.    18.e, 18.f,  (Section  (Sections
                                  (Section 5)     5.e)     18.d, 18.e)    19.b)        b)         and 19.e)    19.b)      18.e)
----------------------------------------------------------------------------------------------------------------------------------
Equity Index                            o  (3)                              o  (5)     o  (6)        o  (7)                 o  (7)
----------------------------------------------------------------------------------------------------------------------------------
Growth & Income                         o  (3)      o  (3)                  o  (5)     o  (6)        o                         (7)
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                         o                       o  (4)      o  (5)     o  (6)        o  (7)                 o  (7)
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Value CORE                    o  (3)                              o          o             o  (7)        o        o
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth                        o  (3)                              o  (5)     o  (6)        o                      o  (7)
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Aggressive Growth             o  (3)                              o  (5)     o  (6)        o  (7)                 o  (7)
----------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                       o  (3)                              o  (5)     o  (6)        o  (7)                 o  (7)
----------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                      o  (3)      o  (3)                  o  (5)     o  (6)        o  (7)                 o  (7)
----------------------------------------------------------------------------------------------------------------------------------
Multi Cap Growth                        o           o  (3)      o           o          o             o             o        o
----------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap CORE                      o  (3)                              o          o             o             o        o
----------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth                    o  (3)                              o          o  (6)        o             o        o
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                        o  (3)      o  (3)                  o  (5)     o  (6)        o  (7)                 o  (7)
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                         o  (3)                              o  (5)     o  (6)        o                      o  (7)
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                        o  (3)      o  (3)                  o          o             o             o        o
----------------------------------------------------------------------------------------------------------------------------------
International Equity Index              o           o           o  (4)      o          o             o             o        o
----------------------------------------------------------------------------------------------------------------------------------
International Opportunities             o           o           o           o  (5)     o  (6)        o  (7)                 o  (7)
----------------------------------------------------------------------------------------------------------------------------------
International Opportunities B           o           o           o           o  (5)     o  (6)        o             o        o  (7)
----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity                 o           o           o           o          o             o             o        o
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity                      o                                                            o                         (7)
----------------------------------------------------------------------------------------------------------------------------------
Health Sciences                         o           o           o              (5)     o  (6)        o                         (7)
----------------------------------------------------------------------------------------------------------------------------------
Managed                                 o           o           o                                    o             o        o
----------------------------------------------------------------------------------------------------------------------------------
Global Balanced                         o           o           o                                    o             o        o
----------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond                         o  (3)      o  (3)                                (6)        o             o        o
----------------------------------------------------------------------------------------------------------------------------------
Bond Index                              o  (3)      o  (3)                             o  (6)        o             o        o
----------------------------------------------------------------------------------------------------------------------------------
Active Bond                             o  (3)      o  (3)                                           o                         (7)
----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                         o           o           o  (4)      o          o             o             o        o
----------------------------------------------------------------------------------------------------------------------------------
Global Bond                             o           o           o           o          o             o             o        o
----------------------------------------------------------------------------------------------------------------------------------
Money Market                            o  (3)
----------------------------------------------------------------------------------------------------------------------------------

(3) Limited to U.S dollar denominated investments or investments traded primarily in U.S. dollars (including ADRs).
(4) Limited as described in Section 6.
(5) Limited to covered call options.
(6) Limited to protective put options.
(7) Limited to activities described in Section 18.

                                                                              Reverse
                                    OTC and                                  Repurchase
                                    Foreign     Swaps,                       Agreements                    Other
                                   Exchange      Caps,       When Issued        and         IPOs and     Investment
                                    Traded    Floors and      Securities      Mortgage        144A       Companies
                                    Options     Collars      and Forward       Dollar      Securities   and Accounts  Joint Trading
                                   (Section   (Sections      Commitments       Rolls       (Sections      (Section       Accounts
                                    19.cd)    9 and 21.a)    (Section 23)   (Section 28)   29 and 31)      22.ab)      (Section 26)
------------------------------------------------------------------------------------------------------------------------------------
Equity Index                                                      o                          o                 o             o
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income                       o                                                      o                 o             o
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                                   o                          o                 o             o
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value CORE                  o                           o                          o                 o             o
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth                                                                             o                 o             o
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Aggressive Growth                                       o                          o                 o             o
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                                 o                          o                 o             o
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                                o                          o                 o             o
------------------------------------------------------------------------------------------------------------------------------------
Multi Cap Growth                      o                           o                          o                 o             o
------------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap CORE                    o                           o                          o                 o             o
------------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth                  o                           o                          o                 o             o
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                                  o                          o                 o             o
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                                   o                          o                 o             o
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                      o                           o                          o                 o             o
------------------------------------------------------------------------------------------------------------------------------------
International Equity Index            o             o  (8)(9)     o                          o                 o             o
------------------------------------------------------------------------------------------------------------------------------------
International Opportunities                                       o                          o                 o             o
------------------------------------------------------------------------------------------------------------------------------------
International Opportunities B                                     o                          o                 o             o
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity               o             o  (9)        o                          o                 o             o
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity                    o                                                      o                 o             o
------------------------------------------------------------------------------------------------------------------------------------
Health Sciences                                                                              o                 o             o
------------------------------------------------------------------------------------------------------------------------------------
Managed                               o             o  (10)       o            o  (12)       o                 o             o
------------------------------------------------------------------------------------------------------------------------------------
Global Balanced                       o             o  (8)(9)     o            o  (12)       o                 o             o
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond                       o                           o            o             o  (14)           o             o
------------------------------------------------------------------------------------------------------------------------------------
Bond Index                            o                           o            o  (12)       o  (14)           o             o
------------------------------------------------------------------------------------------------------------------------------------
Active Bond                                                       o            o  (12)       o  (14)           o             o
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                       o             o  (8)(9)     o                          o  (14)           o             o
------------------------------------------------------------------------------------------------------------------------------------
Global Bond                           o             o  (9)(11)    o                 o  (12)  o  (14)           o             o
------------------------------------------------------------------------------------------------------------------------------------
Money Market                                                                        o  (13)  o  (14)           o             o
------------------------------------------------------------------------------------------------------------------------------------

(10) Use limited to currency swaps and, for hedging purposes, equity swaps.
(11) Use limited to currency management purposes.
(12) Mortgage dollar rolls only.
(13) Reverse repurchase agreements only.
(14) 144 seurities only.

1.  INVESTING IN MONEY MARKET INSTRUMENTS

     The Money Market Fund invests exclusively in "money market" instruments; all the other Funds may invest in these instruments to some extent. These are high quality, short-term fixed income obligations. Because of their nature, money market instruments generally do not carry significant risks of loss, but do have some credit and interest rate risk. The principal risk is that a Fund's return on money market instruments will be less than it would have earned on a riskier investment.

2.  INVESTING IN OTHER FIXED INCOME OBLIGATIONS

     A. OVERVIEW: The following Funds invest primarily in non-money market fixed income (i.e., "debt") securities: the Short-Term Bond, Bond Index, Active Bond, High Yield Bond and Global Bond Funds. The Managed and Global Balanced Funds can vary their holdings of these securities within a broad range. The Large Cap Value Fund may also invest in non-money market debt to a limited extent.

     Various types of risk associated with these securities are discussed in the balance of this Section 2.

     B. INTEREST RATE RISK: In general, debt securities with longer maturities than money market instruments have exposure to interest rate risk. Changes in generally prevailing market interest rates alter a debt security's market value and introduce volatility into the rate of return of a Fund that invests in such securities. When prevailing interest rates go up, the market value of debt securities tends to go down and vice versa. This sensitivity of the market value of a debt security to changes in interest rates is generally related to the "duration" of the instrument. The market value of a shorter-term fixed income security is generally less sensitive to interest rate moves than that of a longer-term security. For example, the interest rate risk of the Short-Term Bond Fund, although moderate, is below that of traditional intermediate or long-term bond portfolios.

     C. CREDIT RISK: The value of a fixed income security may also change as a result of market perceptions regarding its credit risk: i.e., the ability of the borrower to repay its debts. The market value of a fixed income security can fall when the market perceives the borrower to be less credit worthy. Conversely, the market value of a fixed income security can increase due to its borrower being perceived as financially stronger. All Funds that invest in debt securities, including money market securities, may have some exposure to credit risk.

     Even some U.S. Government obligations have a degree of credit risk. "U.S. Government obligations" are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government and established under the authority granted by Congress. Some obligations of U.S. Government agencies, authorities, and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuing agency, authority, or other instrumentality. These latter types of obligations, therefore, do have a degree of credit risk. U.S. Government obligations are used most in the Bond Index, Active Bond, and Global Bond Funds. All of the other Funds may also invest in U.S. Government obligations to some extent.

     Securities having one of the four highest rating categories for debt securities as defined by Moody's Investors Services, Inc. (Aaa, Aa, A, or Baa) or Standard and Poor's Corporation (AAA, AA, A, or BBB) or, if unrated, determined to be of comparable quality by the subadviser, are referred to as "investment grade." The meanings of such ratings are set forth in Appendix A to this Statement of Additional Information. Lower-rated bonds have more credit risk than higher rated bonds.

     D. RISK OF LOWER-QUALITY INSTRUMENTS: High-yield bonds (or "junk" bonds) are debt securities rated below "investment grade" as defined above. The value of these lower rated securities generally is more subject to credit risk than is the case for higher rated securities, and their values tend to respond more to changes in interest rates or changes in market perceptions regarding their credit risk.

     Investments in companies issuing high yield securities are considered to be more speculative than higher quality instruments. As such, these securities typically pay a higher interest rate than investment grade securities.

     Issuers of high yield securities are typically in weak financial health, and their ability to pay back principal and interest on the bonds they issue is uncertain. Some of these issuers may be in default or bankruptcy. Compared with issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.

     High yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectations of adverse news. These debt securities may also have less liquid markets than higher rated securities.

     Judgment plays a greater role in valuing high yield securities than in the case of other securities for which more extensive quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and the ability of the Fund to dispose of its lower-rated bonds.

     Past experience may not provide an accurate indication of future performance of high yield securities, especially during periods of economic recession. The market prices of high yield securities may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. During an economic downturn, the ability of issuers of lower-rated debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired. In fact, in 2001, the percentage of high yield securities that defaulted reached the highest level in ten years. In some cases, a Fund may find it necessary, at its own expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders, if it determines this to be in the interest of Fund investors.

     All fixed income and balanced Funds (other than the Money Market Fund) may
at times have some exposure to high yield securities.   The High Yield Bond Fund
invests primarily in these securities. The only other Fund most likely to invest a significant portion of its assets in high yield securities is the Active Bond Fund. The Managed, Short-Term Bond, Global Bond and Global Balanced Funds may also invest in high yield securities to some extent. In contrast, the Bond Index Fund will not invest in debt securities that are not at least investment grade at the time of purchase, but could end up holding high yield securities if downgraded to below investment graded after already having been purchased for the Fund..

     Although not customarily referred to as "high yield" securities or "junk bonds," debt securities that fall in the lowest rating within the investment grade category are considered medium grade securities that have some speculative characteristics. Accordingly, to a lesser degree, they may present the same risks discussed above with respect to high yield securities.

     The considerations discussed above for lower-rated debt securities also are applicable to lower quality unrated debt instruments of all types, including loans and other direct indebtedness of businesses with poor credit standing. Unrated debt instruments are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.

     E. PREPAYMENT/CALL RISK: Prepayment risk is the risk that the obligor on a debt security may repay or "call" the debt before it is due. Most mortgage backed securities, asset backed securities, other public bond debt securities and 144A securities that a Fund might own are exposed to this risk. U.S. Government securities typically have minimal exposure to this risk. Prepayment/call is most likely to occur when interest rates have declined and a borrower can refinance the debt at a lower interest rate level. Generally, a Fund reinvests the proceeds resulting from prepayments in a lower yielding instrument. This results in a decrease in the Fund's current yield. The values of securities that are subject to prepayment/call risk also tend to increase less in response to declining interest rates and decrease more in response to increasing interest rates than would the value of otherwise similar securities that do not have prepayment or "call" features.

     All Funds that invest in debt securities may at times have some exposure to prepayment/call risk. The Funds most likely to invest a significant portion of their assets in debt securities with prepayment/call features are the Managed, Global Balanced, Short-Term Bond, Bond Index, Active Bond, High Yield Bond and Global Bond Funds.

     F. RISKS OF "ZERO COUPON" INSTRUMENTS: All of the Funds may, in varying degrees, invest in debt instruments that provide for payment of interest at the maturity date of the instrument (or payment of interest in the form of additional securities), rather than payment of interest in cash periodically over the life of the instrument. The values of such instruments tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic interest payments. The Funds most likely to invest a significant amount of their assets in instruments that are subject to this volatility risk are the Managed, Global Balanced, Short-Term Bond, Bond Index, Active Bond,, High Yield Bond and Global Bond Funds. However, all Funds that invest in debt securities may at times have some exposure to this risk.

3.  INVESTING IN EQUITY SECURITIES

     A. OVERVIEW: All of the Funds intend to invest to some degree in common stock or other equity securities, except for the Short-Term Bond, Bond Index, and Money Market Funds. All of the Funds that invest in equity securities expect to make such securities their primary investment (except for the Managed, Global Balanced, Active Bond, Global Bond and High Yield Bond Funds, which may nevertheless do so in the discretion of their subadvisers). Though investing in equity securities, the Managed, Global Balanced and Funds also expect, under normal conditions, to invest a substantial amount of their assets in debt obligations. The Active Bond, Global Bond and High Yield Bond Funds will invest in equity securities only to a limited extent and will invest primarily in debt obligations.

     General risks of investing in equity securities are discussed in the balance of this Section 3.

     B. EQUITY RISK: Investments in common stock or other equity securities historically have offered a higher rate of return than money market instruments or longer term debt securities. However, the risk associated with equity securities also tend to be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. The fundamental risk associated with any equity portfolio is the risk that the value of the investments it holds might decrease in value. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions.

     C. MARKET CAPITALIZATION RISK: One indication of the relative risk of a common stock investment is the size of the company, which is typically defined by reference to its "market capitalization." Market capitalization is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding.

     Investing in larger capitalization companies generally involves a lesser degree of risk than investing in smaller capitalization companies. Conversely, investing in the equity securities of smaller companies generally involves greater risks and potential rewards than investing in larger, more established companies. Small capitalization companies, in particular, often have limited product lines, markets or financial resources, and they may depend upon a small group of relatively inexperienced managers. Investments in such companies can be both more volatile and more speculative. These securities may have limited marketability and are subject to more abrupt or erratic market movements than securities of larger companies or the market in general.

     The U.S. equity securities of the Equity Index, Large Cap Value, Large Cap Value CORE, Large Cap Growth and Large Cap Aggressive Growth Funds are generally expected to represent primarily companies that qualify as large cap issuers. These Funds also may invest in the equity securities of companies that qualify as small and mid cap issuers.

     The U.S. equity securities of the Growth & Income, Fundamental Value, Fundamental Growth, Managed, and Global Balanced Funds are generally expected to represent primarily large and mid cap issuers. These Funds also may invest in the equity securities of companies that qualify as small cap issuers.

     The U.S. equity securities of the Small/Mid Cap Growth and Small/Mid Cap CORE Funds are generally expected to represent companies that qualify as small cap and mid cap issuers. These Funds also may invest in the equity securities of companies that qualify as large cap issuers.

     The U.S. equity securities of the Small Cap Equity, Small Cap Value and Small Cap Growth Funds are generally expected to represent primarily companies that qualify as small cap issuers. Although these Funds also may invest significant amounts in the equity securities of companies that qualify as mid cap issuers, it is expected that they would rarely invest in the equity securities of companies that qualify only as large cap issuers.

     The Multi Cap Growth Fund has broad latitude to invest in companies of any size. The Real Estate Equity and Health Sciences Funds have broad latitude to invest in companies of any size, depending on the market capitalization of the respective sectors covered by those Funds.

     Three capitalization levels are currently used by the Trust for non-U.S. equities: large, medium ("mid"), and small.

   o  Large cap: Companies having a capitalization greater than $5 billion
   o Mid cap: Companies having a capitalization between $1 billion and $5 billion
   0  Small cap: Companies having a capitalization less than $1 billion

     The non-U.S. equity securities of the International Equity Index Fund are generally expected to represent primarily non-U.S. companies that qualify as large cap issuers. This Fund also may invest in the equity securities of non-U.S. companies that qualify as small and mid cap issuers.

     The non-U.S. equity securities of the International Opportunities, International Opportunities B and Global Balanced Funds are generally expected to represent primarily non-U.S. companies that qualify as large and mid cap issuers. These Funds also may invest in the equity securities of non-U.S. companies that qualify as small cap issuers.

  The Emerging Markets Equity has broad latitude to invest in companies of any size.

4.  INVESTING IN REAL ESTATE SECURITIES

     A. OVERVIEW: The Real Estate Equity Fund invests primarily in companies with activities related to the real estate industry, such as real estate investment trusts ("REITs") that own commercial and multifamily residential real estate, real estate operating companies ("REOCs") that derive the majority of their revenue, income or asset value from real estate and other companies engaged in non-real estate businesses but whose real estate holdings are significant in relation to the market value of their common stock.

     The securities purchased will be principally common stock (and securities convertible into or with rights to purchase common stock) but a portion of the Fund may be invested in preferred stock. The Fund may also invest in commercial mortgage securities (debt obligations secured by commercial property), collateralized mortgage obligations (mortgage pass through securities secured by commercial mortgage pools) and master limited partnerships from time to time, but does not do so on the date of this Statement of Additional Information.

     In addition to the Real Estate Equity Fund, all of the other Funds may have some exposure to real estate risks through investments in companies engaged in real estate related businesses or investments in debt instruments secured by mortgage pools.

     B. RISKS OF REAL ESTATE SECURITIES: Generally speaking, real estate securities may be affected by risks similar to those resulting from the direct ownership of real estate, as well as by market risks due to changes in interest rates and by the overall volatility of the equity markets. The market value of shares in equity real estate investment trusts and commercial property companies, in particular, is heavily dependent upon the value of their underlying properties. Overbuilding, declines in local or regional economic conditions, financial difficulties on the part of major tenants and increases in real estate taxes and operating expenses all could decrease the value of the real estate investments.

5.  INVESTING IN FOREIGN SECURITIES

     A. OVERVIEW: Investments in foreign securities may be made in a foreign-denominated security, or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other U.S. dollar denominated securities representing underlying shares of foreign securities. ADRs, EDRs, GDRs and other securities representing underlying shares of foreign securities may not necessarily be denominated in the same currency as the securities into which they may be converted, but rather in the currency of the market in which they are traded. ADRs are receipts, typically issued by an American bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. GDRs are receipts issued in two or more markets by banks or depositaries which evidence a similar ownership arrangement. Generally, ADRs are designed for use in U.S. securities markets, EDRs for use in European securities markets, and GDRs for use in multiple securities markets.

     Investments in debt securities issued by foreign issuers may be made in foreign-denominated debt instruments or in the form of U.S. dollar denominated debt securities issued by foreign issuers and publicly traded in the United States ("Yankees") or in Europe ("Eurobonds").

     The International Equity Index, International Opportunities, International Opportunities B and Emerging Markets Equity Funds invest primarily in foreign securities, including foreign-denominated securities. The Health Sciences, Global Balanced and Global Bond Funds invest a significant portion of their assets in foreign securities, including foreign-denominated securities. To a lesser extent, the Large Cap Value, Multi Cap Growth, Real Estate Equity, Managed, and High Yield Bond Funds may also invest in foreign securities, including foreign-denominated securities.

     The following Funds may invest in ADRs and other U.S. dollar denominated foreign securities to a limited extent: Equity Index, Growth & Income, Large Cap Value CORE, Large Cap Growth, Large Cap Aggressive Growth , Fundamental Value, Fundamental Growth, Small/Mid Cap CORE , Small/Mid Cap Growth, Small Cap Equity, Small Cap Value, and Small Cap Growth.

     The Short-Term Bond, Bond Index, Active Bond, and Money Market Funds may invest in foreign debt securities denominated in U.S. dollars (i.e., Yankees and Eurobonds).

     The Emerging Markets Equity Fund invests primarily in developing countries commonly known as "emerging markets." To a lesser extent, the Health Sciences, International Equity Index, International Opportunities, International Opportunities B, Managed, Global Balanced, High Yield Bond, and Global Bond Funds may also invest in emerging markets securities denominated in U.S. dollars or any other currency. The Growth & Income, Fundamental Growth, Multi-cap Growth, Small Cap Equity, Small Cap Growth, Short-Term Bond, Bond Index, Active Bond Funds may invest in emerging markets securities only if denominated in U.S. dollars.

     Risks of investing in foreign securities are discussed in the paragraphs that follow:

     B. CURRENCY RISKS: When a Fund buys foreign-issued securities, it usually must pay for those securities in the local currency. Therefore, the Fund must convert funds into the local currency to the extent necessary for this purpose. Similarly, when a Fund sells a foreign security, it may receive payment in the local currency. Therefore, if the Fund does not wish to continue to hold that currency, it must enter into a transaction disposing of it.

     In these ways, therefore, a Fund may temporarily hold foreign currency in order to facilitate the purchase and sale of foreign securities. This exposes the fund to the risk that the foreign currency's value could, while the Fund was temporarily holding that currency, decline relative to the U.S. dollar. This could result in a loss to the Fund, because the Fund's assets and shares are valued in U.S. dollars. On the other hand, the Fund could experience gains if the foreign currency's value, relative to the U.S. dollar, increases during the period when the Fund holds that currency.

     More fundamentally, however, because the Fund values its assets and shares in U.S. dollars, the Fund's gains and/or losses on investments that are denominated or traded in foreign currencies will depend in part on changes in the value of that currency relative to the U.S. dollar. This exposes the Fund to the risk of loss if that foreign currency loses value, as well as the possibility of gains if that currency gains value, relative to the U.S. dollar.

     The Funds may (but are not required to) employ certain strategies to limit their risks or otherwise manage their exposure to foreign currencies. Such currency management techniques, as well as the risks that those techniques themselves present, are discussed in Sections 6. - 10. below.

     Also, a risk exists that a foreign country may have or implement restrictions on transactions in its currency that prevent a Fund from effectively managing or reducing its exposure to that currency, even after the Fund has disposed of any securities denominated or traded in that currency.

     C. POLITICAL AND ECONOMIC RISK: Foreign securities often are subject to heightened political and economic risks, particularly in emerging markets or other underdeveloped or developing countries, which may have relatively unstable governments and economies based on only a few industries. Foreign governments may take over the assets or operations of a company, may impose additional taxes, or may place limits on the removal of the Fund's assets from that country. However, investments in foreign securities also offer the opportunity to diversify holdings and to invest in economies whose growth may outpace that of the United States.

     D. REGULATORY RISK: Generally, there is less government supervision of foreign markets. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers. These risks may be greater in emerging markets or other underdeveloped or developing countries.

     E. MARKET RISK: Foreign securities markets, particularly those of emerging markets or other underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities a Fund purchases before delivery of these securities to the Fund, and delays may be encountered in settling securities transactions. In some foreign markets, there may be limited protection against failures by other parties to complete their transactions with a Fund. There may be limited legal recourse against an issuer in the event of a default on a debt instrument held by a Fund.

     F. TRANSACTION COSTS: Transaction costs of buying and selling foreign securities, including brokerage, tax, and custody costs, are generally higher than those involved in domestic transactions. This is particularly likely for investments in emerging markets, or other underdeveloped or developing countries.

6.  USING FORWARD EXCHANGE CONTRACTS TO MANAGE CURRENCY EXPOSURE

     A. TRANSACTION HEDGING AND PORTFOLIO HEDGING: When a Fund anticipates having to purchase or sell a foreign currency to facilitate a foreign securities transaction, it may wish to "lock in" the current exchange rate for that currency (vis-a-vis the U.S. dollar) and thus avoid (in whole or in part) exposure to further changes in that rate that could occur prior to when the purchase or sale proceeds are actually paid. This is called "transaction hedging."

        (I) A Fund can do transaction hedging by purchasing or selling foreign currencies in the "spot" (i.e., cash) market. Alternatively, the following Funds may use "forward" currency foreign exchange purchase or sale contracts for transaction hedging: the Large Cap Value, Multi Cap Growth, International Equity Index, International Opportunities, International Opportunities B, International Opportunities Emerging Markets Equity, Health Sciences, Managed, Global Balanced, High Yield Bond and Global Bond Funds. In a forward exchange contract, the Fund purchases or sells a specific amount of foreign currency, at a price set and time set in the contract, which may be any fixed number of days in the future.

        (II) These same Funds may also use forward foreign exchange contracts to reduce their exposure to changes (relative to the U.S. dollar) in the value of a foreign currency during a period of time when the Fund owns securities that are denominated, exposed to or traded in that currency. This is called "portfolio hedging." Except as described in the paragraph immediately below for certain funds, the Funds may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of establishing the hedge) of securities held by that Fund which are denominated in, exposed to or traded primarily in that particular foreign currency. The Funds may or may not attempt to hedge some or all of their foreign portfolio positions. Rather, they will enter into such transactions only to the extent, if any, deemed appropriate by their subadvisers. Furthermore, no Fund will use forward foreign currency exchange contracts for the purpose of leveraging the Fund's currency exposure.

        (III) For purposes of transaction hedging or portfolio hedging, the Multi Cap Growth, International Equity Index, International Opportunities, International Opportunities B, Emerging Markets Equity, Health Sciences, Managed, Global Balanced, and Global Bond Funds may use forward exchange contracts on a "proxy" currency, instead of the currency being hedged. A proxy currency is one that the subadviser believes will bear a close relationship to the currency being hedged and believes will approximately equal the performance of such currency relative to the U.S. dollar. Nevertheless, changes in the value of the currency being hedged may not correspond to changes in the value of the proxy currency as expected, which could result in the currency hedge being more favorable or less favorable to the Fund than the subadviser had expected.

     B. OTHER TECHNIQUES FOR MANAGING CURRENCY EXPOSURE: The Multi Cap Growth, International Equity Index, International Opportunities, International Opportunities B, International Opportunities Emerging Markets Equity, Health Sciences, Managed, Global Balanced, and Global Bond Funds may use additional techniques when their subadvisers believe that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency. In that case, these Funds may enter into a forward currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in, traded in, or exposed to such foreign currency. The currency contract may call for the Fund to receive a currency other than U.S. dollars, for example, if such other currency is believed to be undervalued or necessary to bring the Fund's overall exposure to various currencies into a more desirable balance. This is called "cross hedging".

     For similar purposes, the Multi Cap Growth, International Opportunities, International Opportunities B, Emerging Markets Equity, Health Sciences, Managed, Global Balanced, and Global Bond Funds may also enter into contracts to purchase, for a fixed amount of U.S. dollars, or other appropriate currency, an amount of foreign currency corresponding to the value of some of the Fund's securities.

     C. ASSET SEGREGATION REQUIREMENTS FOR FORWARD EXCHANGE CONTRACTS: A Fund may "cover" its obligations under outstanding forward currency sale contracts by maintaining portfolio securities denominated, exposed to or traded in the currency of such contracts or of an appropriate proxy currency. To the extent a Fund does not thus cover all of its forward currency sales positions with its portfolio securities, or if it has outstanding any forward currency purchase contracts, the Fund's custodian will segregate cash or liquid assets in an amount at all times at least equal to the amount of the Fund's obligation under each such contract; provided that, as to any such contracts that settles on a "net" basis, the Fund may consider its obligation to be the net amount that it owes under that contract. If the value of the portfolio securities used to cover a position or the value of the assets in the segregated account declines, the Fund will find additional "cover" or additional cash or liquid assets will be placed in the account so that the value of the account will at least equal the required amount described in the preceding sentence.

7.  USING OPTIONS ON CURRENCIES TO MANAGE CURRENCY EXPOSURE

     A. OVERVIEW: The Multi Cap Growth, International Equity Index, International Opportunities, International Opportunities B, International Opportunities Emerging Markets Equity, Health Sciences, Managed, Global Balanced, High Yield Bond and Global Bond Funds may also purchase and write put and call options on foreign currencies for the same purposes and to the same extent as those Funds could use forward foreign exchange contracts (as discussed in Section 6. above). This could include options traded on U.S. and foreign exchanges, as well as those traded in "over-the-counter" markets.

     The characteristics and risks of these currency option transactions are similar to those discussed in Sections 15. - 16. below with respect to put and call options on securities.

     Call options on foreign currencies written by a Fund will be "covered," which means that the Fund will own at all times at least an equal amount of, or an offsetting position in, the underlying foreign currency.

     B. ASSET SEGREGATION REQUIREMENT FOR CURRENCY PUT OPTIONS WRITTEN BY A
FUND: With respect to put options on foreign currencies written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of cash or liquid securities in an amount equal at all times to the amount the Fund would be required to deliver upon exercise of the put.

8. USING CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON TO MANAGE CURRENCY EXPOSURE.

     Any Fund may use currency futures contracts and options thereon for the same purposes and to the same extent as that Fund could use forward foreign exchange contracts (as discussed in Section 6. above). The characteristics and risks of such futures and options transactions are similar to those discussed in Sections 16. - 19. below for other transactions in futures contracts and options thereon. All transactions in currency futures and options thereon also would be subject to the applicable limitations in Section 20. below.

9.  USING CERTAIN OTHER DERIVATIVE INSTRUMENTS TO MANAGE CURRENCY EXPOSURE

     As discussed in Section 21. below, several of the Funds may use certain "swaps," "caps," "floors," and "collars" for the same purposes as those Funds could use forward foreign exchange contracts (as discussed in Section 6. above). The characteristics and risks of such "derivative" transactions, as discussed in
Section 21., are generally also applicable when such instruments are used for currency management purposes.

10. USING FOREIGN CURRENCY EXPOSURE MANAGEMENT STRATEGIES (GENERAL CONSIDERATIONS AND RISKS)

     The foreign currency management techniques discussed in Sections 6. - 9. above do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Funds are not obligated to try to hedge against any change in the value of any currency. Even if a Fund wished to do so, there is no assurance that market conditions would be such as to make such hedging possible.

     Moreover, even where a Fund establishes positions designed to manage its foreign currency exposure, there is no assurance that this will be beneficial to the Fund. Such positions may cause a Fund to forego gains that it otherwise could have achieved or incur costs and losses that it would not otherwise have incurred. (In general the cost to the Funds of engaging in foreign currency management transactions varies with such factors as the currency involved, the type and duration of the instrument being used for this purpose, and the market conditions then prevailing.) It is entirely possible, therefore, that any effort to manage a Fund's currency exposure could have a negative effect on the Fund's investment performance.

     In general, the more foreign securities a given Fund invests in, the greater its currency management activities are likely to be. Also, the Multi Cap Growth, International Equity Index, International Opportunities, International Opportunities B, International Opportunities Emerging Markets Equity, Health Sciences, Managed, Global Balanced, and Global Bond Funds may use certain of these same types of instruments in currency management strategies that expose those Funds to currencies other than the U.S. dollar. Although this would not be done for the purpose of "leveraging" the Fund's overall exposure to fluctuations in currency values, such strategies could expose those Funds to greater risks of loss and greater volatility than they otherwise would experience.

11. REALLOCATING A FUND'S ASSETS AMONG ASSET CLASSES

     The continual reallocation of assets among the major asset classes (e.g., stocks, bonds, and cash) involves the risk that the subadviser may reduce the Fund's holdings in an asset class whose value increases unexpectedly, or may increase the Fund's holdings in an asset class just prior to that asset class experiencing a loss of value. The Managed and Global Balanced Funds tend to exercise broad discretion in reallocating assets across asset classes. The Global Bond Fund intends to exercise discretion to reallocate assets across domestic and international asset classes.

     All of the other Funds, with the exception of the Money Market Fund, generally allow the subadviser some latitude to allocate across asset classes. Nevertheless, this latitude is expected to be exercised to a lesser degree than in the case of the Managed, Global Balanced, and Global Bond Funds.

12. ADOPTING A TEMPORARY DEFENSIVE STRATEGY

     All of the Funds, except the Money Market Fund, may (but are not required to) adopt a defensive investment posture if the subadviser believes the investment environment for the Fund is negative. Such a defensive posture would involve reallocating some or all of a Fund's assets in a manner different from that contemplated by its primary investment objective and strategies.

     The Funds are limited only by their fundamental investment restrictions as to the types of investments they could use temporarily for defensive purposes. Thus, for example, a small cap equity Fund might temporarily invest in stocks of larger cap companies or in high quality, short term debt securities. A bond Fund might shorten maturities or tighten its investment quality parameters. An international Fund might, for example, limit the countries it would invest in or temporarily invest only in high quality, short-term debt securities in the United States.

     There can be no assurance that the transaction costs and lost investment opportunities will not outweigh any benefits to a Fund that attempts to adopt a defensive strategy.

13. INVESTING WITH AN INDEX-BASED OBJECTIVE

     The Equity Index, International Equity Index, and Bond Index Funds expect to invest substantially all of their assets in equity or debt securities within their investment objectives and policies at all times. Accordingly, these Funds may carry more risk in times of declining markets than Funds that are more likely to adopt a defensive investment posture in such circumstances by reallocating their assets in a manner different from that contemplated by their primary investment objective and strategies.

     Investments in the Equity Index, International Equity Index, and Bond Index Funds each involve the risk that the Fund will be unable to match the performance of its corresponding target index. Each Fund's ability to do so is affected by (a) the size and timing of cash flows into and out of that Fund, (b) the level of the Fund's expenses, including commissions and "spreads," on its portfolio transactions, other portfolio management expenses, and other operating expenses, and (c) the degree of success of the techniques employed by the Fund's subadviser. Further, if the size of a Fund limits the number of issues that the Fund can purchase, or that size is relatively small in relation to cash flows, there is a greater possibility that the Fund may be unable to match the performance of the corresponding target index.

     THE S&P 500 INDEX: The S&P 500 is an index that is constructed by the Standard & Poor's Corporation ("Standard & Poor's" or "S&P"), which chooses stocks on the basis of market values and industry diversification. Most of the largest 500 companies listed on U.S. stock exchanges are included in the index. Additional stocks that are not among the 500 largest stocks, by market value, may be included in the S&P 500 for diversification purposes. The index is capitalization weighted -- that is, stocks with a larger capitalization (shares outstanding times current price) have a greater weight in the index. Selection of a stock for inclusion in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment.

     The Trust and the insurance products supported by the Trust are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of the insurance products supported by the Trust or to any member of the public regarding the advisability of investing in the Trust or such insurance products. Standard & Poor's only relationship to the Trust is the licensing of Standard & Poor's "marks" and the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Fund or the Trust. "Standard & Poor's," "S&P ," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Trust. In determining, composing, or calculating the S&P 500 Index, S&P has no obligation to take into consideration the needs of the Trust or those of the owners of the insurance products supported by the Trust. S&P is not responsible for and has not participated in the determination of the prices and amount of the insurance products supported by the Trust or the timing of the issuance or sale of such products or in the determination or calculation of the equations by which such products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of such products.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE PRODUCTS SUPPORTED BY THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     THE LEHMAN BROTHERS AGGREGATE BOND INDEXES: The Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") is intended to measure the performance of the domestic, investment grade, fixed-rate investment grade debt market including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities.

     The Aggregate Bond Index covers those securities in the Lehman Brothers Government/Credit Index (the "Government/Credit Index"), plus those covered by the Lehman Mortgage-Backed Securities Index ("MBS Index"), the Lehman Commercial Mortgage-Backed Securities (ERISA Eligible) Index ("CMBS (ERISA Eligible) Index"), and the Lehman Asset-Backed Securities Index ("ABS Index"). The Government/Credit Index is composed of (1) all public obligations of the U.S. Government, its agencies and instrumentalities (excluding "flower" bonds and pass-through issues, such as GNMA certificates) and (2) all publicly issued, fixed-rate, non-convertible, investment grade, U.S. dollar-denominated, SEC-registered obligations of domestic corporations, foreign governments and supranational organizations.

     The MBS Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal National Mortgage Association. The CMBS (ERISA Eligible) Index covers ERISA-Eligible CMBS securities. The ABS Index covers several subsectors -- including credit and charge cards, auto, utilities and home equity loans -- and includes pass-through, "bullet," and controlled amortization structures.

     All securities in the index generally have at least $150 million par amount outstanding and at least 1 year remaining to maturity.

     All non-government issues in the Aggregate Bond Index are rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated by Moody's, BBB by Standard & Poor's Ratings Group ("Standard & Poor's").

   All securities in the Aggregate Bond Index issued by non-U.S. entities are denominated in U.S. dollars.

     Lehman Brothers, Inc. is neither a sponsor of nor in any other way affiliated with the Trust or the insurance products supported by the Trust. Inclusion of a security in the Aggregate Bond Index in no way implies an opinion of Lehman Brothers, Inc. as to its attractiveness or appropriateness as an investment.

     THE MSCI EAFE GDP INDEX AND MSCI EMERGING MARKETS FREE ("EMF") INDEX: The MSCI EAFE GDP Index weights countries such that a country with a larger GDP will have a greater weight in the index. Stocks within those countries are capitalization weighted; that is, stocks with a larger capitalization have a greater weight in the index. The MSCI EMF Index is a market capitalization weighted index composed primarily of companies representative of the market structure of Emerging Market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

     The Trust and the insurance products supported by the Trust are not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International ("MSCI"). MSCI makes no representation or warranty, express or implied, to the owners of the Trust, or any member of the public regarding the advisability of investing in funds generally or in the Trust or any Fund particularly, or the ability of the MSCI EAFE GDP or MSCI EMF Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI EAFE GDP Index, which is determined, composed and calculated by MSCI without regard to the Trust. "Morgan Stanley Capital International" is a service mark of Morgan Stanley & Co., Incorporated, that has been licensed for use by the Trust.

     MSCI has no obligation to take the needs of the Trust or the owners of insurance products supported by the Trust into consideration in determining, composing or calculating the MSCI EAFE GDP or MSCI EMF Indexes. MSCI is not responsible for and has not participated in the determination of the prices or amounts of insurance products supported by the Trust or the timing of the issuance and sale of such products, or in the determination or calculation of the equations by which such products are convertible into cash. MSCI has no obligation or liability to owners of the Trust or of the insurance products supported by the Trust in connection with the administration, marketing or trading of any Fund of the Trust.

     ALTHOUGH MSCI OBTAINS INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

14. INVESTING ON A NON-DIVERSIFIED BASIS

     The Large Cap Growth, Large Cap Aggressive Growth, Growth & Income, Multi Cap Growth, Real Estate Equity, Health Sciences, Managed, Global Balanced and Global Bond Funds are "non-diversified Funds." Non-diversified Funds are less restricted in the extent to which they may invest more than 5% of their assets in any issuer or purchase more than 10% of the voting securities of any issuer. Because a relatively high percentage of a non-diversified Fund's assets may be invested in the obligations of a single issuer or a limited number of issuers, the value of that Fund's shares may be more volatile and more susceptible to any single economic, political, or regulatory event, or to credit and market risks associated with a single issuer, than would the shares of a diversified Fund.

15. USING OPTIONS (GENERALLY)

     A. OVERVIEW: Most of the Funds may, in varying degrees, use options on the following (which, for simplicity, may be referred to as the "subject" of an option): currencies, securities, equity indexes, interest rate indexes, and financial futures contracts. This Section 15. discusses certain characteristics and risks that are generally common to all of these types of options. The Funds' use of specific types is discussed in Sections 7. - 8. above and 16. -20. below, including characteristics and risks peculiar to those types of options or the Funds' use of them.

     B. PURCHASING "CALL" OPTIONS: If a Fund (or anyone else) "purchases" a "call" option, it pays a purchase price (often called a "premium") plus, in most cases, a commission to the broker through whom the purchase was made. In return the Fund (or other purchaser) has the right (but not the obligation), at or before a specified future time (called the "expiration date"), to acquire a specified amount of the option's subject (or the economic equivalent thereof) at a specified price (called the "strike price" or "exercise price"). If the purchaser of an option decides to exercise this right, we say the option has been "exercised." If an option is never exercised before its expiration date, it expires unexercised.

     A Fund (or other purchasers of a call option) may profit in one of two ways. First, the Fund may be able to exercise the call option at a date when the value of the option's subject exceeds the purchase price of the option (including any brokerage commission) plus the exercise price. Whether the Fund will be able to do this depends on how favorable those prices were and how the value of the option's subject has changed since the option was purchased.

     Secondly, a Fund may profit from purchasing an option if the Fund is able to sell the option (unexercised) at a profit sometime before its expiration date. (As a practical matter, such a sale would generally be accomplished by having the Fund sell (i.e., "write") an option identical to the option it owns, thereby "netting out" the Fund's exposure to the position.) Whether such a profit will be possible, of course depends on whether the then market price for the option (less any commission payable on the sale) exceeds the option's purchase price (including any related commission). In this regard, one of the general risks of purchasing options is that, for a variety of reasons, the market price of an option usually does not vary in the same way or to the same extent as the value of the option's subject varies. Therefore, a Fund can lose money purchasing a call option, even if the value of the option's subject increases.

     The basic risk in purchasing an option is that, if the Fund never exercises or sells the option at a profit, the Fund will lose the entire purchase price of the option (plus any related commissions). That is the maximum amount the Fund could lose, however.

     C. SELLING OR "WRITING" CALL OPTIONS: Selling an option is commonly referred to as "writing" an option. If the Fund (or anyone else) sells ("writes") a call option, it receives the premium (less any commission) paid by the option's purchaser and has the obligation to sell the option's subject to the purchaser at the exercise price if the purchaser exercises the option before it expires.

     The Fund can make a profit writing a call option if the purchaser fails to exercise the option (which usually would happen only if the value of the option's subject were below the exercise price). In this case, the option's purchase price (net of any commissions) would be a profit to the Fund.

     Alternatively, a Fund could profit from writing a call option if it is able to subsequently purchase an identical option that would close out the Fund's position at a profit. This could be done only if the market price of the option then exceeded the Fund's purchase price by an amount greater than any commissions payable by the Fund on the purchase and sale transactions. There is a risk, however, that a Fund may be unable to do this, even if the value of the call option's subject has declined. This is because, as noted above, the value of an option does not vary in identical fashion to the value of the option's subject.

     The risk of writing a call option is that, if the value of the option's subject exceeds the option's exercise price, the option is almost sure to be exercised. In that case, the Fund will suffer a loss to the extent that the premium it received for writing the option (net of any commissions), plus the exercise price it receives are less than the value of the option's subject at the time of exercise. Therefore, the higher the value of the option's subject rises, the greater the Fund's potential loss on an option it has written. A Fund could cut off its further exposure in such a case by purchasing an identical call option that would close out its position. The Fund would, however, probably realize a loss on the transaction, because the purchase price it would have to pay for that call option would probably have increased to reflect the increasing value of the option's subject.

     D. WRITING OPTIONS ON A "COVERED" BASIS. One way for a Fund to limit its risk exposure on call options it has written is to "cover." A call option may be considered "covered" if, as long as the option is outstanding, the writer (seller) of the option owns assets that are identical to, or have the same or similar investment characteristics to, the option's subject. In such a case, if the value of the option's subject increases, the losses that the Fund will incur on the call option it has written will tend to be offset by gains that Fund earns on the assets it is holding to "cover" the option.

     Naturally, the more similar the assets held by the fund are to the option's subject, the more assurance the Fund will have that its losses on call options it has written will be "covered." How similar those assets must be varies depending on the Fund and the type of covered option involved. More details in this regard can be found in Sections 16. - 19. below.

     E. PURCHASING AND SELLING (WRITING) "PUT" OPTIONS: A "put" option is the same as a call option, except that a Fund (or any other person) that purchases a put option, by paying the purchase price ("premium") has the right to sell (rather than buy) the option's subject for a stated exercise ("strike") price. Conversely, the seller (writer) of a put option receives the premium (net of any commissions) but has the obligation to purchase the option's subject at its exercise price if the option is exercised.

     Thus, if a Fund purchases a put option, its maximum potential loss would equal the purchase price (plus any commissions thereon). On the other hand, if a Fund sells (writes) a put option, the Fund could experience continuing losses while the option is outstanding, to the extent that the value of the subject of the option continues to decline. If the subject lost its value entirely, the Fund's maximum loss would equal the exercise price less the premium (net of any commissions) that the Fund received initially for writing the option. Because of this risk exposure, a Fund that writes a put option may seek to "cover" that option with other assets that it owns. More details about this can be found in
Section 16. - 19. below.

     F. ACCOUNTING FOR OPTIONS: The value of any option that the Fund has purchased, and the amount of the Fund's obligation under any outstanding option it has written, will vary as market prices change. These variations are reflected daily in the Fund's calculation of its net asset value, so that such value always reflects the estimated impact of current market conditions on all of the Fund's option positions.

16. USING OPTIONS ON SECURITIES IN CERTAIN CONSERVATIVE INVESTMENT STRATEGIES

     A. OVERVIEW: Except as otherwise noted below, the general discussion of options in Section 15. above applies to this Section 16.

     Each of the Funds may write covered call options that are traded on national securities exchanges, except for the Growth & Income, Real Estate Equity, Active Bond and Money Market Funds. By "covered" we mean that the Fund will actually own the securities that are the subject of the option.

     The same Funds may purchase "protective" put options that are traded on national securities exchanges. By "protective", we mean that the Fund will actually own the securities that are the subject of the option. If the market value of such underlying securities remains above the option's exercise price, the Fund will, in effect, lose the premium it has paid for the option. The Fund, however, avoids the risk of loss on the underlying securities, to the extent that the market value of the underlying securities falls below the exercise price of the put option.

     B. LIQUIDITY RISK: The Funds intend to write and purchase options only if the subadviser believes that adequate liquidity exists. If for any reason a Fund cannot, however, close out its open option position when deemed advisable, the Fund's investment performance could be adversely affected.

17. USING FINANCIAL FUTURES CONTRACTS, OPTIONS ON SUCH CONTRACTS AND OPTIONS ON STOCK INDEXES (GENERAL CONSIDERATIONS)

     A. OVERVIEW: Most of the Funds may, in varying degrees use financial futures contracts, options on such futures and options on stock indexes. This
Section 17 discusses certain characteristics and risks that generally pertain to these instruments, regardless of the specific use to which they are put. The Funds' specific uses are discussed in Sections 7. - 8. above and 18. - 20. below, including specific risks related to those risks.

     B. FINANCIAL FUTURES CONTRACTS: Financial futures contracts consist of interest rate futures contracts, stock index futures contracts, and currency futures contracts.

     An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A public market currently exists for interest rate futures contracts on United States Treasury Bills, United States Treasury Notes, bank certificates of deposit, and various other domestic or foreign instruments and indexes.

     Stock index futures contracts bind purchaser and seller to delivery at a future date specified in the contract of a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the Standard & Poor's 500 Stock Index, the Standard & Poor's Midcap Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and various other domestic or foreign indexes.

     A currency futures contract is a contract to buy or sell a specified amount of another currency at a future time for a fixed price.

     C. OPTIONS ON FINANCIAL FUTURES CONTRACTS: The writer of an option on a financial futures contract agrees to assume a position in such financial futures contract having a specified price, if the purchaser exercises the option and thereby assumes the opposite position in the financial futures contract. If the option purchaser would assume the sale side of the futures contract upon exercise of the option, the option is commonly called a "put" option. If the option writer would assume the purchase side, it is commonly called a "call" option. As with other types of options, the party that writes the option receives a premium for doing so, and the party that purchases an option pays a premium therefor. However, there is no exercise (or strike) price, as such. Rather, if the value of the futures contract moves against the writer of the option, so that the option is (or is likely to be) exercised, the option writer, in effect, has the obligation to pay those losses.

     More specifically, an option written by a Fund on a financial futures contract requires the Fund to pay any amount by which the fluctuating price of the underlying debt instrument or index exceeds (in the case of a call option) or is less than (in the case of a put option) the price specified in the futures contract to which the option relates. Therefore, if the price of the debt instrument or stock index on which the futures contract is based increases (in the case of a call option written by a Fund) or decreases (in the case of a put option written by a Fund), the Fund may incur losses that exceed the amount of the premium received by the Fund for writing the option.

     D. STOCK INDEX OPTIONS: After payment of a specified premium at the time a stock index option is entered into, the purchaser of a stock index call option obtains the right to receive a sum of money upon exercise of the option equal to a multiple of the excess of a specified stock index on the exercise date over the exercise or "strike" price specified by the option. The purchaser of a put option obtains the right to receive a sum of money upon exercise of the option equal to a multiple of any excess of the strike price over the stock index. The writer of a call or put stock index option receives a premium, but has the obligation, upon exercise of the option, to pay a multiple of the difference between the index and the strike price. Thus, if the price of the stock index on which an index option is based increases (in the case of a call option written by a Fund) or decreases (in the case of a put option written by a Fund), the Fund may incur losses that exceed the premium it received for writing the option.

     Stock indexes for which options are currently traded include the Standard & Poor's 100 and Standard & Poor's 500 Indexes.

     E. MARGIN REQUIREMENTS FOR FUTURES AND OPTIONS: When futures contracts are traded, both buyer and seller are required to post an initial margin of cash or U.S. Treasury Bills equaling as much as 5 to 10 percent or more of the contract settlement price. The nature of the margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. If the market moves against the Trust, so that a Fund has a net loss on its outstanding futures contracts for a given day, the Fund generally will be required to post additional margin to that extent. The margin deposit is returned, assuming the Trust's obligations have been met, when the futures contract is terminated.

     Similar margin requirements will apply in connection with any transactions in which a Fund writes any options. This includes options on indexes and futures contracts, as well as other types of options.

     F. CERTAIN RISKS: Financial futures, options thereon, and stock index options, if used by a Fund, will in most cases be based on securities or stock indexes the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund and in connection with which such instruments are used. Furthermore, due to supply and demand imbalances and other market factors, the price movements of financial futures, options thereon, and stock index options do not necessarily correspond exactly to the price movements of the securities, currencies, or stock index on which such instruments are based. These factors increase the difficulty of implementing a successful strategy using futures and options contracts.

     The Funds generally will not take delivery of debt instruments pursuant to purchasing an interest rate futures contract, nor make a delivery of debt instruments pursuant to selling an interest rate futures contract. Nor will the Funds necessarily take delivery of or deliver currencies in connection with currency futures contracts. Instead, a Fund will more typically close out such futures positions by entering into closing futures contract transactions. Similarly, a Fund may wish to close out an option on a futures contract or an option on an index by entering into an offsetting position in those instruments.

     Generally speaking, entering into closing transactions such as described immediately above would not affect gains and losses of the Fund resulting from market action prior to such closing transactions. Moreover, there is a risk that, at the time a Fund wishes to enter into such a closing transaction, trading in futures or options could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. The futures and options exchanges also may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange.
Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. Although the subadvisers will seek to avoid situations where these factors would be likely to cause a problem for the Trust, in some cases they could adversely affect particular Fund transactions in these instruments.

     G. ASSET SEGREGATION REQUIREMENT FOR CERTAIN FUTURES AND OPTIONS POSITIONS:
A Fund will maintain at all times in a segregated account with its custodian cash or liquid securities at least equal to the sum of the purchase prices of all of the Fund's open futures purchase positions, plus the current value of the securities underlying all of the Fund's open futures sales positions that are maintained for purposes other than bona fide hedging, plus the exercise price of all outstanding put options on futures contracts written by the Fund, minus the amount of margin deposits with respect thereto as marked to market each day.

18. USING FINANCIAL FUTURES, OPTIONS THEREON, AND STOCK INDEX OPTIONS FOR CERTAIN HEDGING-TYPE STRATEGIES

     A. OVERVIEW: This Section 18. should be read against the background of the generally applicable information about options, futures and related risks that appears in Sections 15. and 17. above.

     This Section 18. covers all Funds, except the Money Market Fund. Specifically, except for the Money Market Fund, all Funds may use exchange-traded financial futures contracts and options thereon, and, except for the Active Bond Fund, they also may purchase exchange-traded put or call options on stock indexes, for the purposes discussed below.

     It should be emphasized that none of the Funds is required to use any of these strategies, and doing so is not a principal investment strategy of any of the Portfolios. Therefore, it should not be assumed that any particular Fund will ever necessarily use any of these strategies to a significant extent.

     B. HEDGING WITH FINANCIAL FUTURES CONTRACTS AGAINST MARKET CHANGES: All Funds covered by this Section 18. (except the Equity Index Fund) may use certain financial futures contracts as a hedge to protect against possible changes in interest rates and security prices.

     Thus, for example, to hedge against the possibility that interest rates or other factors may result in a general decline in prices of equity securities of a type owned by them, these Funds (other than the Equity Index Fund) may sell stock index futures contracts. Similarly, to hedge against the possibility that increases in interest rates may adversely affect the market values of debt securities held by them, these Funds (other than the Equity Index and Large Cap Value CORE Funds) may enter into interest rate futures sale contracts.

     C. ESTABLISHING MARKET EXPOSURE AND MANAGING CASH FLOW WITH FINANCIAL FUTURES CONTRACTS: On the other hand, purchasing futures contracts could enable a Fund to take the approximate economic equivalent of a substantial position in bonds or equity securities. Thus, all of the Funds - - with the exception of the Money Market Fund - - may purchase and sell stock index and interest rate futures to maintain market exposure and manage cash flows.

     D. MANAGING FOREIGN CURRENCY EXPOSURE WITH FOREIGN CURRENCY FUTURES
CONTRACTS: Any Fund may use foreign currency futures contracts to the same extent and in the same manner as it is authorized to use forward foreign exchange contracts in Section 6. above.

     E. USING OPTIONS ON FUTURES CONTRACTS AND OPTIONS ON STOCK INDEXES FOR THE FOREGOING PURPOSES: Each Fund that this Section 18. authorizes to use financial futures contracts also may purchase options on appropriate financial futures contracts and (except for the Growth & Income, Real Estate Equity, Health Sciences, Active Bond and Money Market Funds) stock indexes for any purpose and to the extent that it could use financial futures contracts as discussed in a. -
d. above.

     F. LIMITATIONS ON "LONG" POSITIONS FOR CERTAIN FUNDS: The Large Cap Value CORE Fund may not purchase financial futures contracts, except for currency futures. The following limitation applies to the Equity Index, Large Cap Aggressive Growth, Growth & Income, Fundamental Value, Fundamental Growth, Real Estate Equity, and Managed Funds: These Funds may purchase financial futures contracts, purchase call options on financial futures options or purchase call options on equity indexes only if (a) they intend to purchase securities (or, in the case of the Equity Index, Large Cap Aggressive Growth, Growth & Income, Fundamental Value, Fundamental Growth and Real Estate Equity Funds, wish to establish or maintain market exposure to securities that the Fund would be authorized to purchase) and (b) the value of such securities is expected to change by approximately the same amount as the value of the futures or options contracts being used to hedge them.

     G. RISKS OF HEDGING-TYPE STRATEGIES: If, after a Fund establishes a hedge position, the value of the securities or currency being hedged moves in the opposite direction from that anticipated, the Fund as a whole will perform less well than it would have had it not entered into the futures or option transaction.

     The success of the Funds in using hedging-type techniques depends, among other things, on the subadviser's ability to predict the direction and volatility of price movements in the futures or options markets, as well as the securities markets and, in some cases, currency markets, and on the subadviser's ability to select the proper type, time and duration of option or futures contracts. Certain of the subadvisers have limited experience in utilizing these hedging-type techniques, and there can be no assurance that these techniques will produce their intended result.

     The prices of the futures and options contracts used for hedging-type strategies may not vary as contemplated in relation to changes in the price of the securities or currencies being hedged. Accordingly, there is a risk that transactions in these instruments, if used by a Fund, may not in fact offset the impact of adverse market developments in the manner or to the extent contemplated or that such transactions may result in losses to the Fund which would not be offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. Hedging-type transactions also may be more, rather than less, favorable to a Fund than originally anticipated.

19.  USING OPTIONS AND FUTURES IN POTENTIALLY MORE AGGRESSIVE STRATEGIES

     A. OVERVIEW: This Section 19. should be read against the background of the generally applicable information about options, futures, and related risks that appears in Section 15., 17. and 18. above.

     This Section 19. applies only to the Large Cap Value CORE, Large Cap Growth, Growth & Income, Multi Cap Growth, Small/Mid Cap CORE, Small/Mid Cap Growth, Small Cap Growth, International Equity Index, International Opportunities B, Emerging Markets Equity, Real Estate Equity, Managed, Global Balanced, Short-Term Bond, Bond Index, High Yield Bond, and Global Bond Funds. The option and futures strategies discussed in this Section are in addition to those discussed for those (and other) Funds in Sections 7., 8., 16., and 18. above.

     B. WRITING CERTAIN TYPES OF OPTIONS: The Large Cap Value CORE, Multi Cap Growth, Small/Mid Cap CORE, Small/Mid Cap Growth, Small Cap Growth, International Equity Index, International Opportunities B, Emerging Markets Equity, Managed, Global Balanced, Short-Term Bond, Bond Index, High Yield Bond, and Global Bond Funds may write "covered" put options on securities. In addition, these same Funds may also write covered put and call options on indexes composed of securities in which the Fund may invest. Such index options may be written in any manner that the Fund in question is authorized to write options on specific securities it owns.

     A put option written by a Fund will be deemed to be "covered" if the Fund maintains in a segregated account with its custodian cash or liquid securities with a value at all times at least equal to the exercise price of the put. Put and call options written by Funds will also be considered to be "covered" to the extent that the Fund's liabilities under these options are fully offset by its rights under put or call options purchased by the Fund.

     C.  PURCHASING CERTAIN TYPES OF OPTIONS.   Each of the Large Cap Value
CORE, Multi Cap Growth, Small/Mid Cap CORE, Small Cap Growth, International Equity Index, International Opportunities, International Opportunities B, Emerging Markets Equity, Managed, Global Balanced, High Yield Bond, and Global Bond Funds may purchase put and call options on securities in which each may invest, without specific restriction as to the circumstances of such purchases. Similarly, each of these Funds, as well as the Small/Mid Cap Growth and Short-Term Bond Funds, may purchase put and call options on indexes composed of securities in which the Fund may invest, without specific restriction on the circumstances of such purchases.

     Option purchases of the type covered in the preceding paragraph would have to be consistent with the Fund's investment objective. Also, each of the above-listed Funds is subject to the limitation on certain futures and options transactions described in Section 20.

     D. USING OPTIONS TRADED OVER-THE-COUNTER OR ON FOREIGN EXCHANGES: The Growth & Income, Large Cap Value CORE, Multi Cap Growth, Small/Mid Cap CORE, Small/Mid Cap Growth, Small Cap Growth, International Equity Index, International Opportunities, International Opportunities B, Emerging Markets Equity, Health Sciences, Real Estate Equity, Managed, Global Balanced, Short-Term Bond, Bond Index, High Yield Bond, and Global Bond Funds may also use options on securities and options on indexes that are traded "over-the-counter" or on foreign exchanges, in any manner and to the same extent that they would be permitted to use such options that were traded on domestic exchanges. These Funds will engage in over-the-counter options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities. These Funds will treat over-the-counter options they have purchased and assets used to cover over-the-counter options they have written as illiquid securities. However, with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula price.

     E. USING FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS FOR CERTAIN
PURPOSES: The Growth & Income, Large Cap Value CORE, Large Cap Growth, Multi Cap Growth, Small/Mid Cap CORE, Small/Mid Cap Growth, Small Cap Value, Small Cap Growth, International Opportunities B, International Equity Index, Emerging Markets Equity, Health Sciences, Real Estate Equity, Managed, Global Balanced, Short-Term Bond, Bond Index, Active Bond, High Yield Bond, and Global Bond Funds may use futures contracts on securities or on market indexes, and options on such futures contracts, without specific restriction on the purposes of such transactions. Nevertheless, such transactions would have to be consistent with the Fund's investment objective.

     There is no specific overall limit on the amount of the assets these Funds may devote to financial futures contracts and options thereon, even if such contracts are not limited to hedging-type transactions. Nevertheless (except through the purchase of options, as discussed below) the Funds will not use these techniques for purpose of "leveraging" the Fund's exposure to the securities underlying any futures contract or option thereon or its exposure to foreign currencies. Although this limitation does not apply to options on futures contracts that are purchased by a Fund, the total amount of assets on deposit as margin to secure options on futures contracts that are not used for bona fide hedging purposes plus the amount of premiums paid by a Fund for such options is (pursuant to the restrictions set forth in Section 20. below) limited to 5% of the Fund's net assets.

     F. RISKS OF POTENTIALLY MORE AGGRESSIVE OPTIONS AND FUTURES STRATEGIES: As outlined above, the Funds discussed in this Section 19. may engage in types of options and futures transactions not permitted to the other Funds, including over-the-counter options, writing covered put options, and more types of transactions that are not solely for hedging-type purposes or that otherwise may be more speculative. Also, even as to options and futures transactions of a type that are permitted to other Funds, these Funds are, in certain cases, not as limited regarding the amount of their assets that may be so employed. Accordingly, to the extent that these Funds exercise their broader authority to enter into options and futures transactions, they may incur greater risks than the other Funds.

20. LIMITING THE FUNDS' EXPOSURE TO CERTAIN FUTURES AND OPTION TRANSACTIONS.

     The Equity Index, Large Cap Value, Small Cap Equity, and International Opportunities Funds will not enter into any financial futures contract or purchase any option thereon, if, immediately thereafter, the total amount of the Fund's assets required by commodities exchanges to be on deposit as margin to secure its obligations under futures contracts, plus the amount of premiums paid by the Fund for outstanding options to purchase futures contracts, exceeds 5% of the market value of the Fund's total assets.

     The following limitation applies to all of the Funds that can invest in financial futures contracts or options thereon, other than the Equity Index, Large Cap Value, Small Cap Equity, and International Opportunities Funds: No such other Fund may purchase, sell or write futures contracts or options thereon other than for "bona fide" hedging purposes (as defined by the U.S. Commodity Futures Trading Commission) if immediately thereafter the Fund's initial margin deposits on such outstanding non-hedging futures and options positions, plus the amount of premiums paid by the Fund for such outstanding non-hedging options on futures contracts, exceeds 5% of the market value of the Fund's net assets. For the purpose of this calculation, any amount by which an option is "in the money" at the time of its purchase is excluded from the premium paid therefor.

     Nor will any of the Large Cap Value, Large Cap Value CORE, Large Cap Growth, Small Cap Equity, or International Opportunities B Funds enter into any transaction in interest rate, stock index or currency futures, or options thereon, or stock index options, if the value of the securities being hedged by all of such instruments would immediately thereafter be more than one-third of the value of the Fund's total assets.

     Nor will any Fund consider as "hedging" any transaction that is intended to leverage the Fund's investment exposure to the type of security being hedged or to leverage the Fund's currency exposure.

21.  USING OTHER TYPES OF DERIVATIVE INSTRUMENTS

     A. OVERVIEW: The International Equity Index, Global Balanced, and High Yield Bond Funds may engage in "swap" transactions (specifically interest rate, currency and index swaps) and in the purchase or sale of related "caps," "floors," or "collars." The Emerging Markets Equity Fund may also engage in those transactions and, in addition, may engage in equity swap transactions. The Managed Fund may invest up to 10% of its total assets (at the time the swap is entered into) in currency and equity swaps for hedging purposes or for currency management strategies permitted to it under Section 6 above. The International Opportunities and International Opportunities B Fund may invest up to 10% of its total assets (at the time the swap is entered into) in currency and equity swaps, although it will use currency swaps only for hedging purposes. The Global Bond Fund may also use these derivative instruments, but only for currency management strategies permitted to it under Section 6. above.

     The nature and risks of these types of transactions are discussed further in the paragraphs that follow.

     B. INTEREST RATE SWAPS: In a typical interest rate swap agreement, one party agrees to make payments equal to a floating interest rate on a specified amount (the "notional amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional amount as well.

     Provided the contract so permits, a Fund will usually enter into swaps on a "net" basis: that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

     C. INTEREST RATE CAPS, FLOORS AND COLLARS: The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates.

     D. CURRENCY, INDEX AND EQUITY SWAPS, CAPS, FLOORS AND COLLARS: Currency, index, and equity swaps, caps, floors, and collars are similar to those for interest rates described in the two preceding paragraphs above, except that, rather than being determined by variations in specified interest rates, the obligations of the parties are determined by variations in a specified currency, interest rate index, or equity index, as the case may be.

     E. RISKS AND PURPOSES OF THESE OTHER DERIVATIVES: The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap, floor or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid.

     Swaps, caps, floors and collars tend to be more volatile than many other types of investments. Nevertheless, a Fund will use these techniques only as a risk management tool and not for purposes of leveraging the Fund's market exposure or its exposure to changing interest rates, security values or currency values. Rather, a Fund will use these transactions only to preserve a return or spread on a particular investment or portion of its investments, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. Nor will a Fund sell interest rate caps, floors or collars if it does not own securities providing the interest that the Fund may be required to pay under such derivative instruments. Finally, of course, a Fund may use these derivative instruments only in ways that are consistent with its investment objective.

     The use of swaps, caps, floors and collars involves investment techniques and risks different from those associated with other portfolio security transactions. If the subadviser is incorrect in its forecasts of market values, interest rates, currency rates and other applicable factors, the investment performance of a Fund might be less favorable than if these techniques had not been used.

     These instruments are typically not traded on exchanges. Accordingly, there is a heightened risk that the other party to certain of these instruments will not perform its obligations to the Fund. None of the Funds will enter into any swap, cap, floor, or collar, unless the other party to the transaction is deemed creditworthy by the subadviser.

     There also is a risk that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its investment under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund. In recent years, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

     The liquidity of swaps, caps, floors and collars will be determined by the subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the instrument (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determinations will govern whether the instrument will be deemed within the Fund's 15% restriction on investments in securities that are not readily marketable.

     F. SEGREGATION REQUIREMENTS FOR THESE DERIVATIVES: Each Fund will maintain cash or liquid debt securities in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under swaps, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

22. INVESTING IN OTHER INVESTMENT COMPANIES

     A. OVERVIEW: Each Fund may invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which that Fund may otherwise invest. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act of 1940. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including advisory and administration fees, except as specifically stated otherwise in the paragraphs that follow.

     B. INVESTING IN PASSIVE FOREIGN INVESTMENT COMPANIES: Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical (or only) way for a Fund to invest in certain markets. A Fund may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company," regardless of whether such "passive foreign investment company" makes distributions to the Fund.

     The International Equity Index Fund is likely to invest in closed-end investment companies known as "country funds" or passive foreign investment companies. (A "closed end" company is one whose shares can generally be disposed of only in market transactions, as opposed to redemptions. An "open end" company is one whose shares are freely redeemable.)

     C. INVESTING IN EXCHANGE TRADED FUNDS: All Funds (other than the Money Market Fund) may invest in certain forms of Exchange Traded Funds ("ETFs"), provided such investment is consistent with the Fund's investment objectives. ETFs are registered open-end investment companies whose shares can be bought and sold on various exchanges in the same way as stocks. ETFs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. There are various forms of ETFs, but the ones that are most commonly used at the current time are iShares (formerly called World Equity Benchmark Shares or "WEBS") and SPDRs (Standard and Poor's Depository Receipts).

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

        (I) INVESTING IN ISHARES: iSharessm are shares of an open-end investment company that invests substantially all of its assets in securities included in various indices. iSharessm are listed on the AMEX and were initially offered to the public in 1996. The market prices of iSharessm are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iSharessm on the AMEX. To date, iSharessm have traded at relatively modest discounts and premiums to the NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharessm for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharessm will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharessm should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iSharessm as part of its investment strategy.

        (II)  INVESTING IN SPDRS:   SPDRs are American Stock Exchange-traded
securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is a regulated investment company that is sponsored by a subsidiary of the American Stock Exchange.

     D. INVESTING IN MONEY MARKET FUND SHARES: A Fund may also invest in money market funds managed by its subadviser in reliance upon an exemptive order received by its subadviser from the SEC. Such exemptive orders may permit funds managed by the subadviser to invest in money market funds managed by it, to an extent in excess of amounts otherwise permitted by the Investment Company Act. The subadviser to the Multi Cap Growth Fund will remit the fees it receives from money market funds it manages, to the extent such fees are based on the Multi Cap Growth Fund's assets, to the Multi Cap Growth Fund. Nor are the Large Cap Value, Small Cap Value,, International Opportunities, and International Opportunities B, Funds charged any investment management fees for investments in money market funds managed by their subadvisers.

23. PURCHASING "WHEN ISSUED" SECURITIES AND FORWARD COMMITMENTS

     A. OVERVIEW: All Funds (other than the Large Cap Growth, Growth & Income, Real Estate Equity, and Money Market Funds) may purchase securities on a when issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuations, and no interest accrues to the purchaser during this period.

     In addition, these Funds may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"), because new issues of securities are typically offered to investors on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although a Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if its subadviser deems it appropriate to do so.

     B. ASSET SEGREGATION REQUIREMENT FOR THESE TRANSACTIONS. Each Fund will maintain in a segregated account with its custodian cash or liquid securities that at all times equal the amount of its when issued and forward commitments.

24. SHORT-TERM TRADING

     All Funds can use short-term trading of securities as a means of managing their portfolios to achieve their investment objectives. As used herein, "short-term trading" means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. A Fund may engage in short-term trading to the extent that the subadviser believes the transactions, net of costs (including commissions, if any), will benefit the Fund. Generally speaking, short-term trading can be expected to generate expenses for a Fund that would not be incurred by a Fund that did not engage in that practice.

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

25. ENTERING INTO REPURCHASE AGREEMENTS

     All of the Funds may enter into repurchase agreements.

     A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (e.g., 7 days), subject to the seller's obligation to repurchase the security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements will be entered into only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

     The Large Cap Growth, Growth & Income, Real Estate Equity, Managed, Active Bond, and Money Market Funds may not invest in repurchase agreements maturing in more than 7 days. No other Fund will invest in repurchase agreements maturing in more than 7 days if that investment, together with any other investments deemed "illiquid," would exceed 15% of the Fund's net assets.

     Each Fund has a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian or sub-custodian, either physically or in book-entry form, and that the collateral must be marked-to-market daily to ensure that each repurchase agreement is fully "collateralized" at all times. In the event of a bankruptcy or other default by a seller of a repurchase agreement, however, the Fund could experience delays in liquidating the underlying securities and could experience losses (including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expenses of enforcing its rights).

26. PARTICIPATING IN JOINT TRADING ACCOUNTS

     John Hancock has established a "joint trading account" that all Funds, in the discretion of their subadvisers, can use to invest relatively small amounts of cash on a more favorable basis than they could do individually. John Hancock is responsible for investing the aggregate cash balances in the joint trading account into one or more repurchase agreements, as described in Section 25. above, or in other money market instruments. The joint trading account was established pursuant to an order of the SEC and all of the Funds (except the Large Cap Value CORE, Multi Cap Growth Fund, Small/Mid Cap CORE, Small Cap Growth, and Money Market Funds) regularly participate in it.

     Each Fund is also free to participate in any similar joint trading account that its subadviser operates for mutual fund assets managed by it. These other joint trading accounts would be operated pursuant to their own SEC exemptive orders, and the following Funds regularly participate in such other joint trading accounts: the Large Cap Value CORE, Multi Cap Growth, Small/Mid Cap CORE, Small/Mid Cap Growth, and Small Cap Growth Funds.

     In each case, the subadviser that operates one of these joint trading accounts is responsible for ensuring that all repurchase agreements acquired through these accounts are at all times fully collateralized.

27. LENDING OF FUND SECURITIES

     In order to generate additional income, all Funds may, and most do, lend securities from their portfolios to brokers, dealers and financial institutions such as banks and trust companies. Such loans will be secured by collateral consisting of cash or U.S. Government securities, which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Fund receives the income (if any) on the loaned securities, as well as additional compensation for making the loan. Cash collateral may be invested in short-term securities, which will increase the current income of the Fund. Such loans will not be for more than 60 days and will be terminable by the Fund at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise rights of a holder thereof including receiving interest or other distributions or exercising voting rights. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

     Lending of portfolio securities involves a risk of failure by the borrower to return the loaned securities, in which event the Fund may incur a loss. However, most of the Funds' loans of securities are pursuant to an arrangement with State Street Bank & Trust Company, the Trust's primary custodian. Under these arrangements, State Street Bank & Trust Company guarantees the Trust against any loss or damages that any Fund incurs as a result of the borrower failing to return the Fund's securities in accordance with the terms of the loan. No Fund will lend portfolio securities having a total value in excess of 33 1/3% of its total assets.

28. USING REVERSE REPURCHASE AGREEMENTS AND MORTGAGE "DOLLAR ROLLS"

     A. OVERVIEW: The Short-Term Bond and Money Market Funds may enter into reverse repurchase agreements to facilitate portfolio liquidity, or in arbitrage transactions (discussed below). In a reverse repurchase agreement, the Fund sells a security and enters into an agreement to repurchase the security at a specified future date, but at a lower price. The Fund generally retains the right to interest and principal payments on the security, as well as use of the proceeds while the repurchase agreement is outstanding.

     The Managed, Global Balanced, Short-Term Bond, Bond Index, Active Bond, and Global Bond Funds may enter into mortgage dollar rolls, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities at a specified future date and price. While the Fund foregoes principal and interest paid on the mortgage-backed securities during the "roll" period, the Fund is compensated by the difference between the current sale price and the lower price for the future purchase as well as by any return earned on the proceeds of the initial sale.

     The mortgage dollar rolls and reverse repurchase agreements entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment-grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreement. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions could be considered to involve financial leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Trust does not believe that such arbitrage transactions present the risks to the Fund that are generally associated with financial leverage.

     B. ASSET SEGREGATION REQUIREMENTS FOR REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS: Each Fund will set aside in a segregated account with its custodian liquid assets that at all times are at least equal to its obligations under outstanding reverse repurchase agreements and mortgage dollar rolls it has entered into.

29. INVESTING IN RULE 144A AND ILLIQUID SECURITIES

     All Funds may purchase unregistered securities that are eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933. Case-by-case determinations are made whether each issue of Rule 144A securities owned by the Fund is an illiquid security.

     If illiquid, a Rule 144A security may not be purchased by the Money Market Fund. Nor may the Money Market Fund purchase any other investments that are deemed to be illiquid, if the total of all its illiquid assets would be more than 10% of its net assets. Each Fund other than the Money Market Fund, however, may purchase illiquid Rule 144A securities, or other illiquid assets if, and only if, the total of all the Fund's illiquid assets would not thereby be made to exceed 15% of the Fund's net assets.

30. INVESTING IN PREFERRED STOCK, CONVERTIBLE SECURITIES AND WARRANTS

     Investments may be made in debt or preferred equity securities and those convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

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31. INVESTING IN INITIAL PUBLIC OFFERINGS ("IPOS")

     Almost all Funds of the Trust have the ability to invest in IPOs. IPO investments may be more volatile than other types of investments and a Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. The actual effect of IPOs on performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that a Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance in the future.

D. THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Funds' investment objectives and strategies may, in general, be changed without the approval of shareholders.

     In a few cases, however, the Investment Company Act requires such approval. In addition, the Trust has adopted as "fundamental" the below-listed restrictions relating to the investment of each Fund's assets. That these restrictions are "fundamental" policies means that they may not be changed for any Fund without the approval of a majority of the outstanding voting shares of each affected Fund. (The term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares.)

     To the extent the Trust's prospectus or this Statement of Additional Information anywhere sets forth investment restrictions more restrictive than the fundamental restrictions described below, the more restrictive limitation controls; but any such more restrictive limitation may be changed without any shareholder approval, subject to the below fundamental restrictions.

     As a matter of fundamental policy, no Fund will:

     (1) Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust or an interest in a pool of real estate mortgage loans is not treated as an interest in real estate. Investments of the type permitted in the Real Estate Equity Fund are not deemed interests in real estate for the purposes of this restriction.

     (2) Make loans, other than through the acquisition of obligations in which the Fund may invest consistent with its objective and investment policies, except that each Fund may lend portfolio securities not having a value in excess of 33 1/3% of the Fund's total assets.

     (3) Invest in commodities or in commodity contracts or in puts, calls or a combination of both, except that

         (A) the Equity Index, Large Cap Value, Large Cap Growth, Large Cap Value CORE, Large Cap Aggressive Growth, Fundamental Value, Multi Cap Growth, Fundamental Growth, Small Cap Value, Small/Mid Cap Growth, Small/Mid Cap CORE, Small Cap Equity, Small Cap Growth, International Equity Index, International Opportunities, International Opportunities B, Emerging Markets Equity, Health Sciences, Managed, Global Balanced, Short-Term Bond, Bond Index, High Yield Bond and Global Bond Funds may

             (i) write call options on, and purchase put options covered by, securities held by them and purchase and sell options to close out positions thus established, provided that no such covered call or put option position will be established in the Large Cap Growth Fund if more than one-third of the Fund's total assets would immediately thereafter be subject to such call and put options,

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

             (ii) purchase options on stock indexes and write such options to close out positions previously established, and

             (iii) enter into financial futures contracts or purchase options on such contracts, and effect offsetting transactions to close out such positions previously established; provided that, (a) as to the Large Cap Value, Large Cap Growth, and Small Cap Equity Funds, no position in financial futures, options thereon or options on securities indexes will be established if, immediately thereafter, the then-current aggregate value of all securities owned or to be acquired by the Fund which are hedged by such instruments exceeds one-third of the value of its total assets and (b) as to the Equity Index, Large Cap Value, Small Cap Equity, and International Opportunities Funds, no futures position or position in options on futures will be established if, immediately thereafter, the total of the initial margin deposits required by commodities exchanges with respect to all open futures positions at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the Fund's total assets;

        (B) with respect to the Equity Index, Large Cap Value, Large Cap Value CORE, Large Cap Aggressive Growth, Fundamental Value, Multi Cap Growth, Fundamental Growth, Small/Mid Cap CORE, Small/Mid Cap Growth, Small Cap Equity, Small Cap Value, Small Cap Growth, International Equity Index, International Opportunities, International Opportunities B, Emerging Markets Equity, Health Sciences, Managed, Global Balanced, Short-Term Bond, Bond Index, Active Bond, High Yield Bond, and Global Bond Funds, forward foreign exchange contracts, forward commitments, and when issued securities are not deemed to be commodities or commodity contracts or puts or calls for the purpose of this restriction;

        (C) the Large Cap Value CORE, Large Cap Aggressive Growth, Fundamental Value, Multi Cap Growth, Small/Mid Cap Growth, Small/Mid Cap CORE, Small Cap Growth, International Equity Index, International Opportunities B, Emerging Markets Equity, Health Sciences, Managed, Global Balanced, Short-Term Bond, Bond Index, High Yield Bond, and Global Bond Funds may, in addition to the activities permitted in (A) and (B) above,

            (i) write put and call options on securities and market indexes, if such positions are covered by other securities or outstanding put and call positions of the Fund, and purchase put and call options to close out any positions thus established, and

            (ii) enter into futures contracts on securities or market indexes, or purchase or write put or call options on such futures contracts, for hedging or speculative (non-hedging) purposes, and enter into offsetting transactions to close out any positions thus established; provided that none of these Funds may purchase, sell or write such futures or options other than for bona fide hedging purposes if immediately thereafter the Fund's margin deposits on such non-hedging positions, plus the amount of premiums paid for outstanding options on futures contracts that are not for bona fide hedging purposes (less any amount by which any such option is "in the money" at the time of purchase) exceeds 5% of the market value of the Fund's net assets;

        (D) the Large Cap Growth and Active Bond Funds may enter into futures contracts and purchase or write options thereon to the same extent as is permitted in (C)(ii), above, with respect to the Funds listed therein, and the Growth & Income and Real Estate Equity Funds may enter into futures contracts and purchase or write options thereon to the same extent as if permitted in (A)(iii) and (C)(ii) above; and

        (E) the Equity Index, Large Cap Value, Large Cap Value CORE, Large Cap Aggressive Growth, Fundamental Value, Multi Cap Growth, Fundamental Growth, Small/Mid Cap CORE, Small Cap Equity, Small Cap Value, Small Cap Growth, International Equity Index, International Opportunities, International Opportunities B, Emerging Markets Equity, Health Sciences, and Managed, Global Balanced, High Yield Bond, and Global Bond Funds may purchase or write put or call options on foreign currencies, may purchase put or call options on securities, and may enter into closing transactions with respect to any of such options.

     (4) Engage in the underwriting of securities of other issuers, except to the extent the Fund may be deemed an underwriter in selling as part of an offering registered under the Securities Act of 1933 securities which it has acquired.

     (5) Borrow money, except from banks as a temporary measure where such borrowings would not exceed 5% of the market value of total assets of the Fund as of the time each such borrowing is made, or 10% as to the Large Cap Value CORE, Large Cap Aggressive Growth, Fundamental Value, Fundamental Growth, Small/Mid Cap CORE, Small Cap Value, International Equity Index, International Opportunities B, Emerging Markets Equity, Health Sciences, Bond Index, and High Yield Bond Funds, subject to a non-fundamental policy that none of these Funds will make additional investments at any time when such borrowings plus any amounts payable by the Fund under reverse repurchase agreements exceed 5% of that Fund's total assets.

     (6) Except as set forth in the following sentence, neither the Growth & Income, nor the Large Cap Growth, Real Estate Equity, Managed, Active Bond, or Money Market Funds may purchase securities which are subject to legal or contractual delays in or restrictions on resale. The Growth & Income, Large Cap Growth, Real Estate Equity, Managed and Active Bond Funds may, however, purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933, subject to a non fundamental restriction limiting all illiquid securities held by each Fund to not more than 15% of the Trust's net assets.

     (7) Purchase securities on margin, except for short-term credits as may be necessary for the clearance of purchases or sales of securities, or effect a short sale of any security. Neither the use of futures contracts as permitted by restriction (3), above nor the use of option contracts as permitted by restriction (3) above, shall be deemed to be the purchase of a security on margin.

     (8) Invest for the purpose of exercising control over or management of any company.

     (9) Unless received as a dividend or as a result of an offer of exchange approved by the Securities and Exchange Commission ("SEC") or of a plan of reorganization, purchase or otherwise acquire any security issued by an investment company if the Fund would immediately thereafter own (a) more than 3% of the outstanding voting stock of the investment company, (b) securities of the investment company having an aggregate value in excess of 5% of the Fund's total assets, (c) securities of investment companies having an aggregate value in excess of 10% of the Fund's total assets, or (d) together with investment companies having the same investment adviser as the Fund (and companies controlled by such investment companies), more than 10% of the outstanding voting stock of any registered closed-end investment company. A real estate or mortgage investment trust is not considered an investment company. This restriction (9) does not apply to the Equity Index, Large Cap Value, Large Cap Value CORE, Large Cap Aggressive Growth, Fundamental Value, Multi Cap Growth, Fundamental Growth, Small/Mid Cap CORE, Small Cap Equity, Small Cap Value, Small Cap Growth, Health Sciences, International Opportunities, International Opportunities B, Emerging Markets Equity, Global Balanced, Bond Index, High Yield Bond, or Global Bond Funds.

     (10) Purchase securities of any issuer, if (a) with respect to 75% of the market value of its total assets, more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, unless such issuer is the United States Government or its agency or instrumentality, or (b) such purchase would result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction (10) does not apply to the Growth & Income, Large Cap Growth, Large Cap Aggressive Growth, Multi Cap Growth, Real Estate Equity, Health Sciences, Managed, Global Balanced, or Global Bond Funds.

     (11) Issue senior securities. For the purposes of this restriction, the following shall not be deemed to be the issuance of a senior security: the use of futures contracts as permitted by restriction (3), above; the use of option contracts as permitted by restriction (3), above; or the use of foreign currency contracts.

     The Equity Index, Large Cap Value, Large Cap Value CORE, Large Cap Aggressive Growth, Fundamental Value, Multi Cap Growth, Fundamental Growth, Small/Mid Cap Growth, Small/Mid Cap CORE, Small Cap Equity,

Small Cap Value, Small Cap Growth, International Equity Index, International Opportunities, International Opportunities B, Emerging Markets Equity, Global Balanced, Short-Term Bond, Bond Index, Active Bond, High Yield Bond, and Global Bond Funds will not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of its total assets taken at market value. For the purpose of this restriction, telephone, water, gas and electric public utilities are each regarded as separate industries, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parent. In conformity with its understanding of current interpretations of the Investment Company Act by the staff of the SEC, the Trust, as a non-fundamental policy, interprets this limitation not to apply to securities issued by the Federal government, or state and local governments within the U.S., or political subdivisions thereof; but this exception does not apply to securities of foreign government entities. If these interpretations change, however, the Trust may modify its practices to conform to such changes.

     For purposes of any restrictions or limitation to which the Trust is subject, no Fund, by entering into any futures contract or acquiring or writing any option thereon or on any security or market index, shall be deemed:

        (i) to have acquired or invested in any securities of any exchange or clearing corporation for any such instrument or

        (ii) to have acquired or invested in any debt obligations or in any stocks comprising indexes on which such instrument is based, but which the Fund does not hold directly in its portfolio.

E.  BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Board has three standing committees, which are discussed below.

     The Governance Committee of the Board consists of the Trust's four independent Trustees: Ms. Cook, Ms. Kessler, Mr. Verdonck and Mr. McClellan. The Governance Committee assists the Board of Trustees by considering and making recommendations on such matters as the Board's structure, composition, manner of operations, and effectiveness; and the compensation and continuing education of independent Trustees. This committee also gives particular consideration to certain matters that involve actual or potential conflicts of interest between the Trust and its service providers. The terms of the Trust's advisory agreements are one important example of this. This committee met four times in 2001.

     The Nominating Committee of the Board also consists of the Trust's four independent Trustees. This committee is responsible for the selection and nomination of candidates to be independent Trustees. Although the Nominating Committee may receive input from John Hancock in this regard, the committee controls the selection and nominating process. The extent of this committee's activities in a given year will vary somewhat, depending on how many vacancies for the office of independent trustee need to be filled. The Nominating Committee did not meet during 2001.

     The Audit Committee of the Board consists of the following independent
Trustees: Ms. Cook, Mr. McClellan and Mr. Verdonck. The Audit Committee assists the Board in fulfilling its oversight responsibilities relating to the quality and objectivity of financial reporting, the effectiveness and efficiency of operations (including internal controls), and compliance with applicable laws and regulations. Among other things, the Audit Committee seeks to maintain good communication among the Trustees, the Trust's independent auditors and the Trust's management. Each year, the committee evaluates and makes a recommendation to the Board of Trustees as to the independent auditors to be retained by the Trust to audit the Trust's financial statements. The committee also reviews with such auditors the scope of the audit to be performed and the results of such audit. The Audit Committee met three times during 2001.

     Each of the above-described committees has authority to retain, at the Trust's expense, legal counsel and such other experts as the committee deems advisable to help discharge its functions.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

Name, Address and      Position with      Term of              Principal Occupation          Number          Other
      Age                  Trust          Office               During Past 5 Years          of JHVST      Directorships
      ---             --------------      -------              --------------------           Funds          Held by
                                                                                            Overseen        Trustees
                                                                                               by          ------------
                                                                                            Trustees
                                                                                            --------
Interested Trustees:

Michele G. Van Leer    Chairman and       Indefinite            Senior Vice President,          28              None
 (age 44)              Trustee            (Commenced            Product Management, John
 John Hancock Place                       September 1998)       Hancock Life Insurance
 Boston,                                                        Company; President and
 Massachusetts 02117                                            Director John Hancock
                                                                Variable Life Insurance
                                                                Company

Kathleen F. Driscoll   Vice Chairman,     Indefinite            Vice President, Signator        28              None
 (age 45)              President and      (Commenced June,      Brokerage, John Hancock
 John Hancock Place    Trustee            2001)                 Life Insurance Company,
 Boston,                                                        Vice President, Corporate
 Massachusetts 02117                                            Communications, John
                                                                Hancock Life Insurance
                                                                Company

Independent Trustees:

Elizabeth G. Cook      Trustee            Indefinite            Expressive Arts Therapist,      28              None
 (age 64)                                 (Commenced April      Dana Farber Cancer
 c/o John Hancock                         1993)                 Institute; President, The
 Variable Series                                                Advertising Club of
 Trust I, John                                                  Greater Boston
 Hancock Place,
 Boston,
 Massachusetts 02117

Diane C. Kessler       Trustee            Indefinite            Executive Director,             28              None
 (age 55)                                 (Commenced April      Massachusetts Council of
 c/o John Hancock                         1999)                 Churches
 Variable Series
 Trust I, John
 Hancock Place,
 Boston,
 Massachusetts 02117

--------------
* Mrs. Van Leer and Ms. Driscoll are the only Trustees who are "interested persons" as defined in the Investment Company Act

Name, Address and      Position with      Term of              Principal Occupation          Number          Other
      Age                  Trust          Office               During Past 5 Years          of JHVST      Directorships
      ---             --------------      -------              --------------------           Funds          Held by
                                                                                            Overseen        Trustees
                                                                                               by          ------------
                                                                                            Trustees
                                                                                            --------
Robert F. Verdonck     Trustee            Indefinite            President and Chief             28              None
 (age 56)                                 (Commenced April      Executive Officer, East
 c/o John Hancock                         1999)                 Boston Savings Bank
 Variable Series
 Trust I, John
 Hancock Place,
 Boston,
 Massachusetts 02117

Hassell H. McClellan   Trustee            Indefinite            Professor and Graduate          28              None
 (age 56)                                 (Commenced            Dean, The Graduate School
 c/o John Hancock                         February, 2001)       of the Wallace G. Carroll
 Variable Series                                                School of Management,
 Trust I, John                                                  Boston College
 Hancock Place,
 Boston,
 Massachusetts 02117

Other Officers

Jude A. Curtis         Compliance         Indefinite            Second Vice President and       N/A             N/A
 (age 43)              Officer            (Commenced June,      Chief Investment
 John Hancock Place                       2000)                 Compliance Officer, John
 Boston,                                                        Hancock Life Insurance
 Massachusetts 02117                                            Company; formerly Second
                                                                Vice President and
                                                                Counsel, Office of
                                                                Business Conduct; John
                                                                Hancock Life Insurance
                                                                Company; formerly a
                                                                Partner at Hale and Dorr
                                                                LLP (law firm)

Maryellen Carney       Asst. Compliance   Indefinite            Compliance Specialist,          N/A             N/A
 (age 36)              Officer            (Commenced June,      John Hancock Life
 John Hancock Place                       1999)                 Insurance Company;
 Boston,                                                        formerly Investment
 Massachusetts 02117                                            Company and Investment
                                                                Adviser Examiner, U.S.
                                                                Securities & Exchange
                                                                Commission, Fort Worth
                                                                Office and Boston Office

Name, Address and      Position with      Term of              Principal Occupation          Number          Other
      Age                  Trust          Office               During Past 5 Years          of JHVST      Directorships
      ---             --------------      -------              --------------------           Funds          Held by
                                                                                            Overseen        Trustees
                                                                                               by          ------------
                                                                                            Trustees
                                                                                            --------
Raymond F. Skiba       Treasurer          Indefinite            Director of Fund                N/A             N/A
 (age 56)                                 (Commenced            Operations, John Hancock
 John Hancock Place                       February, 1986)       Life Insurance Company
 Boston,
 Massachusetts 02117

Karen Q. Visconti      Secretary          Indefinite            Senior Marketing                N/A             N/A
 (age 48)                                 (Commenced August,    Consultant, Life Product
 John Hancock Place                       1999)                 Management, John Hancock
 Boston,                                                        Life Insurance Company
 Massachusetts 02117

Arnold R. Bergman      Assistant          Indefinite            Counsel, Law Department,        N/A             N/A
 (age 51) John         Secretary          (Commenced            John Hancock Life
 Hancock Place,                           December, 1999)       Insurance company;
 Boston,                                                        formerly Vice President,
 Massachusetts 02117                                            General Counsel and
                                                                Secretary, First Variable
                                                                Life Insurance Company

     Certain members of the Trust's Board of Trustees may own either variable annuity contracts or variable life insurance policies that are supported by one of the Separate Accounts and, in that sense, have an interest in shares of the Trust.

     The names and range of each Trustee's interest in any Fund as of December 31, 2001 are set forth in the table below

NAME OF TRUSTEE                     Dollar Range of Interest in        DOLLAR RANGE OF INTEREST IN
                                              ANY FUND                          ALL FUNDS
Interested Trustees:
Michele G. Van Leer                               0                                 0
Kathleen F. Driscoll                      $ 10,000-$50,000                  $ 10,000-$50,000

Independent Trustees:
Elizabeth G. Cook                         $50,000-$100,000                  $50,000-$100,000
Diane C. Kessler                          $ 10,000-$50,000                  $ 10,000-$50,000
Robert F. Verdonck                        $  1,000-$10,000                  $  1,000-$10,000
Hassell H. McClellan                              0                                 0

     Compensation paid by the Trust to its current disinterested Trustees during 2001 was as follows:

   Ms. Cook         $61,000
   Ms. Kessler      $53,000
   Mr. Verdonck     $59,000
   Mr. McClellan    $57,000

The Trust paid no compensation to any other officer or Trustee. The Trustees' fees are allocated among the Trust's Funds in proportion to their relative net assets. The average aggregate net assets for all of the Funds totaled approximately $10.3 billion for the year 2001.


F.  INVESTMENT ADVISORY ARRANGEMENTS

1.  THE TRUST'S INVESTMENT ADVISORY ARRANGEMENTS WITH JOHN HANCOCK

     John Hancock, the Trust's investment adviser, is a Massachusetts corporation. Until February 1, 2000, John Hancock was a mutual life insurance company. Now, it is a subsidiary of John Hancock Financial Services, Inc., a publicly-traded holding company. John Hancock provides advisory services to the Funds pursuant to several investment advisory agreements. The Trust is party to each of these investment advisory agreements with John Hancock.

     The Trust pays John Hancock investment advisory fees at the following rates:


                                               John Hancock's Investment Advisory Fee
                                               As an Annual Percentage of Each Portion
Fund                                           of the Fund's Average Daily Net Assets
---------------------------------------  ------------------------------------------------------
Equity Index                               .15% of first $75 million; .14% of next $50 million;
                                           .13% above $125 million

Large Cap Value                            .75%

Large Cap Value CORE                       .75% of first $50 million; .65% of next $150 million;
                                           .60% above $200 million

Large Cap Growth                           .40% of first $500 million; .35% of next $500 million;
                                           .30% above $1 billion

Large Cap Aggressive Growth                1.00% of first $10 million; .875% of next $10 million;
                                           .75% above $20 million

Growth & Income                           .71% of first $150 million; .69% of next $150 million;
                                          .67% above $300 million

Fundamental Value                         .95% of first $25 million; .85% of next $25 million; .75%  of next $50 million; 65% above $100 million

Multi Cap Growth                          1.00% of first $100 million; .90% above $100 million

Fundamental Growth                        .90% of first $250 million; .85% above $250 million

Small/Mid Cap CORE                        .80% of first $50 million; .70% above $50 million

Small/Mid Cap Growth                      1.00% of first $50 million; .95% of next $150 million;
                                          .90% above $200 million

Small Cap Equity                         .90% of first $150 million; .75% of next $150 million;
                                         .65% of next $200 million; .60% above $500 million

                                       39


Small Cap Value                          .95%

Small Cap Growth                         1.05%

International Equity Index               .18% of first $100 million; .15% of next $100 million;
                                         .11% above $200 million

International Opportunities              1.30% of first $20 million; 1.15% of next $30 million;
                                         1.05% above $50 million

International Opportunities B            1.20% of first $50 million; 1.05% of next $150 million;
                                         1.00% above $200 million

Emerging Markets Equity                  1.65% of first $10 million; 1.45% of next $140 million;
                                         1.35% above $150 million

Real Estate Equity                       1.10% of first $50 million; 1.00% of the next $50 million;
                                         .90% of the next $100 million; .80% above $200 million

Health Sciences                          1.00% of first $250 million; .95% above $250 million

Managed                                  .74% of first $500 million; .68% of next $500 million;
                                         .65% above $1 billion

Global Balanced                          1.05% of first $150 million; .95% of next $150 million;
                                         .80% of next $200 million; .75% above $500 million

Short-Term Bond                          .60%

Bond Index                               .15% of first $100 million; .13% of next $150 million;
                                         .11% above $250 million

Active Bond                              .70% of first $100 million; .65% of next $150 million;
                                         .61% of next $250 million; .58% of next $500 million;
                                         .55% above $1 billion

High Yield Bond                          .80% of first $100 million; .70% above $100 million

Global Bond                              .85% of first $150 million; .80% of next $150 million;
                                         .75 of next $200 million; .70% above $500 million

Money Market                             .25%


     Under its investment advisory agreements with the Trust, John Hancock advises the Trust in connection with policy and strategy decisions; provides administration of much of the Trust's day-to-day operations; serves as the Trust's transfer agent and dividend disbursing agent; prepares the Trust's financial statements; maintains records required by the Investment Company Act of 1940; and supervises activities of the subadvisers (discussed below) and of other service providers to the Trust. John Hancock also provides the Trust with office space, supplies and other facilities required for the business of the Trust. John Hancock pays the compensation of Trust officers and employees and the expenses of clerical services relating to the administration of the Trust. To the extent that any administrative or legal services for the Trust are provided by John Hancock's Law Department, however, John Hancock charges the Trust separately, and the Trust pays such charges in accordance with the terms of the investment advisory agreements.

     All other expenses not expressly assumed by John Hancock under the investment advisory agreements are paid by the Trust. These include, but are not limited to, the Trust's taxes (if any); custodian fees; auditing fees; brokerage commissions; advisory fees; the compensation of Trustees who are not affiliated with John Hancock; the Trust's fidelity bond coverage; the costs of printing and distributing annual and semi-annual reports and voting materials to holders of variable annuity contracts and variable life insurance policies that participate in the Trust; tabulating votes; fees for certain accounting, valuation, and compliance services; legal fees; SEC registration costs; proxy costs; costs of organizing any new Funds; and other expenses related to the Trust's operations.

2.  THE TRUST'S ARRANGEMENTS WITH SUBADVISERS

     Set forth below are the names to the Funds' subadvisers and certain persons who may control them.

Subadviser                                Subadviser's                                      General Nature
and the Funds                             Controlling                                             of
It Manages                                  Person            Basis of Control          Control Person's Business
--------------                            ------------        ----------------          -------------------------
   1.  Independence Investment LLC        John Hancock         Indirectly owns 100%     Financial services holding
       (Managed, Growth & Income,         Financial Services   of voting stock          company
       Large Cap Growth, Real Estate      Inc.
       Equity, Short-Term Bond, and
       International Equity Index         John Hancock         Indirectly owns          Life insurance and other
       Funds)                             Life Insurance       100% of voting stock     financial services provided
                                          Company                                       directly or through subsidiaries


   2.  John Hancock Advisers, LLC
       (Small Cap Growth, and Active      Same as 1. above.
       Bond)

   3.  SSgA Funds Management, Inc.        State Street         Owns 100% of the         Financial services holding
       (Equity Index Fund)                Corporation          subadviser               company

   4.  T. Rowe Price Associates, Inc.     T. Rowe price        Owns 100% of the         Publicly traded financial
       (Large Cap Value and Small Cap     Group, Inc.          subadviser               services holding company
       Value Funds)

   5.  Janus Capital Management, LLC      Stilwell             Indirectly owns 92% of   Publicly traded financial
       (Multi Cap Growth Fund)            Financial, Inc.      the subadviser           services asset management
                                                                                        company
   6.  Goldman Sachs Asset Management     The Goldman Sachs    The subadviser is a      Publicly traded global
       (Small/Mid Cap CORE, and Large     Group Inc.           unit of the Investment   investment banking and
       Cap Value CORE, and                                     Management Division of   securities firm
       International Equity Funds)                             Goldman, Sachs & Co.,
                                                               a subsidiary of
                                                               Goldman Saks Group Inc.

Subadviser                                Subadviser's                                      General Nature
and the Funds                             Controlling                                             of
It Manages                                  Person            Basis of Control          Control Person's Business
--------------                            ------------        ----------------          -------------------------
   7.  T. Rowe Price International,       T. Rowe Price        Indirectly owns 100%     Publicly traded financial
       Inc. (International                Group, Inc.          of the subadviser        services holding company
       Opportunities and
       International Opportunities
       B Funds)

   8.  Morgan Stanley Investment          Morgan Stanley       Directly owns 100% of    Publicly traded financial
       Management Inc. (Emerging          Dean Witter & Co.    voting stock             services company
       Markets Equity  and Real Estate
       Equity Funds)

   9.  Mellon Bond Associates, LLP        Mellon Financial     Directly owns 100% of    Bank holding company
       (Bond Index Fund)                  Corporation          the subadviser

  10.  Wellington Management Company,     Laurie A. Gabriel;   Managing Partners        Investment management
       LLP (High Yield Bond, Small/Mid    Duncan M.
       Cap Growth, Fundamental Value,     McFarland;
       and Money Market Funds)            John R. Ryan

  11.  Alliance Capital Management,       AXA Financial,       AXA and its              Life insurance and other
       L.P. (Large Cap Aggressive         Inc. ("AXA")         subsidiaries owned (as   financial services
       Growth)                                                 of 12/31/01) 51.7% of
                                                               the outstanding units
                                                               of limited partnership
                                                               interests in the
                                                               subadviser

  12.  Capital Guardian Trust Company     The Capital          The subadviser is an     Financial services holding
       (Managed, Small Cap Equity,        Guardian Group       indirect wholly owned    company
       Global Balanced and Global Bond    Companies, Inc.      subsidiary of CGCI
       Funds)                             ("CGCI")

  13.  Putnam Investment Management,      Marsh & McLennan     The subadviser is an     Publicly owned holding company
       LLC                                Companies, Inc       indirect wholly owned    whose principal businesses are
       (Growth & Income, Fundamental      (Marsh")             subsidiary of Marsh      international insurance and
       Growth and Health Sciences                                                       reinsurance brokerage,
       Funds)                                                                           employment benefit counseling
                                                                                        and investment management

Set forth below are the sub-advisory fees that John Hancock pays the subadvisers for each Fund. THE BELOW FEES ARE PAID BY JOHN HANCOCK AND NOT BY THE FUNDS.

                                    Subadvisory Fees Payable by John Hancock,
Fund                         as a Percentage of Each Fund's Average Daily Net Assets
----                         -------------------------------------------------------
Equity Index                .05% of first $50 million; .04% of next $50 million;
                            .02% of next $300 million; and .01% above $400 million

Large Cap Value             .40% of first $500 million; and .35% above $500 million

Large Cap Value CORE        .40% of first $50 million; .30% of next $150 million;
                            .25% of next $800 million; and .20% above $1 billion
Large Cap Growth            .30% of first $500 million; .2625% of next $500 million;
                            and .225% above $1 billion

Large Cap Aggressive        .75% of first $10 million; .625% of next $10 million;
 Growth                     and .50% above $20 million

Growth & Income             Assets managed by Independence Investment, LLC:  .1875%
                            Assets managed by Putnam Investment Management, LLC;
                            .50% of first $150 million; .45% of next $150 million;
                            and .35% above $300 million

Fundamental Value           .60% of first $25 million; .50% of next $25 million;
                            .40% of next $50 million; and .30% above $100 million
Multi Cap Growth            .55% of first $100 million; .50% of the next  $400 million;
                            and .45% above $500 million

Fundamental Growth          .50% of first $250 million; and .45% above $250 million

Small/Mid Cap CORE          .60% of first $50 million; and .50% above $50 million

Small/Mid Cap Growth        .50% of first $50 million; .45% of next $150 million;
                            and .40% above $200 million

Small Cap Equity            .65% of first $150 million; .50% of next $150 million;
                            .40% of next $200 million; and .35% above $500 million

Small Cap Value             .60% of the first $500 million; and .55% above $500 million

Small Cap Growth            .50%

International Equity Index  .125% of first $100 million; .10% of next $100 million;
                            and .06% above $200 million

International               .75% of first $20 million; .60% of next $30 million;
 Opportunities              .50% of next $150 million; .50% of all assets when the
                            Fund is more than $200 million but less than  $500 million;
                            .45% of all assets above $500 million

International               .60% of first $50 million; .55% of next $150 million;
 Opportunities B            and .50% above $200 million


Emerging Markets Equity     1.10% of first $10 million; .90% of next $140 million;
                            and .80% above $150 million.

                                    Subadvisory Fees Payable by John Hancock,
Fund                         as a Percentage of Each Fund's Average Daily Net Assets
----                         -------------------------------------------------------
Real Estate Equity          Assets managed by Independence Investment LLC:
                            .30% of first $300 million; .25% of  next $500 million;
                            and .20% above $800 million Assets managed by Morgan Stanley
                            Investment Management Inc.:  .70% of first $50 million;
                            .60% of next $50 million; .50% of next $100 million;
                            and .40% above $200 million

Health Sciences             .55% of first $250 million; and .50% above $250 million

Managed                     Assets managed by Independence Investment LLC:
                            .30% of first $500 million; .2625% of next $500 million;  and .2250%
                            above $1 billion Assets managed by Capital Guardian Trust Company:
                           .50% of first $150 million; .45% of next $150 million;
                           .30% of next $200 million; and .25% above $500 million

Global Balanced             .65% of first $150 million; .55% of next $150 million;
                            .40 of next $200 million; and .35% above $500 million

Short-Term Bond             .19% of first $250 million; .17% of next $250 million;
                            and .15% above $500 million

Bond Index                  .07% of first $100 million; .06% of next $150 million;
                            .03% of next $250 million; and .01% above $500 million

Active Bond                 .25% of first $100 million; .20% of next $150 million;
                            .16% of next $250 million; .125% of next $500 million;
                            and .10% above $1 billion

High Yield Bond             .45%

Global Bond                 .40% of first $150 million; .35% of next $150 million;
                            .30% of next $200 million; and .25% above $500 million

Money Market                .09% of first $250 million; .05% of next $500 million;
                            and .02% above $750 million

3. DOLLAR AMOUNTS OF ADVISORY FEES, SUBADVISORY FEES AND EXPENSE
   REIMBURSEMENTS

     Set out below are the dollar amounts of advisory fees that the Trust paid to John Hancock and the subadvisory fees that John Hancock paid to subadvisers for the past three years:

Fund                                               Investment Adviser                Subadvisers*
----                                               ------------------                -------------
                                            2001          2000        1999       2001       2000       1999
                                         ----------    ----------  ----------  ---------  ---------  ---------
Managed............................      18,129,438    12,069,024  10,789,553  7,509,704  7,988,141  8,001,416
Growth & Income....................      18,378,237    12,188,384   9,806,770  6,378,814  7,674,810  7,269,220
Equity Index.......................         638,853       682,347     448,044    184,656    252,856    181,624
Large Cap Value....................       1,654,981     1,222,357   1,087,807    892,337    811,804    710,068
Large Cap Value CORE...............         278,769        81,748      13,622    148,487     43,874      6,990
Large Cap Growth...................       3,319,872     4,955,653   4,378,106  2,489,889  3,756,913  3,250,179
Large Cap Aggressive
   Growth..........................         272,132       214,471      38,421    193,921    156,294     27,498
Fundamental Value..................         342,746        87,948      16,857    208,657     55,933     10,259
Multi Cap Growth...................       2,410,233     4,303,524   1,646,277  1,535,019  3,001,588  1,119,977
Real Estate Equity.................       1,556,143       946,388     835,184    758,395    473,629    413,496
Health Sciences....................         163,858           - -         - -     90,120        - -        - -
Small/Mid Cap Growth...............       1,403,338     1,382,046   1,360,053    848,219    939,041    902,527
Fundamental Growth.................         327,064       249,227      17,491    181,703    144,847      9,805

Fund                                               Investment Adviser                Subadvisers*
----                                               ------------------                -------------
                                            2001          2000        1999       2001       2000       1999
                                         ----------    ----------  ----------  ---------  ---------  ---------
Small/Mid Cap CORE.................         218,743       131.301      47,616    164,053     99,006     35,177
Small Cap Equity...................         619,083       602,274     512,633    459,131    409,844    348,363
Small Cap Value....................         559,231       126,890      15,837    353,196     87,204     10,454
Small Cap Growth...................       1,533,746     1,965,285     732,594    937,017  1.319,650    478,916
Global Balanced....................         291,727       261,293     253,044    187,638    149,889    147,136
International Equity Index.........         261,569       354,066     313,649    179,380    240,625    210,822
International Opportunities B               218,738       139,438      35,992    123,235     84,469     20,788
International Opportunities........         844,115       819,520     582,128    547,558    589,537    409,561
Emerging Markets Equity............         364,553       523,867     182,265    272,023    408,779    145,114
Short-Term Bond....................         468,356       220,826     216,170    225,303    114,279    135,464
Bond Index.........................         135,751        72,662      48,433     66,937     39,093     25,498
Active Bond........................       5,236,730     2,573,480   2,214,912  1,389,019  1,534,969  1,643,765
Global Bond........................         518,629       467,803     488,070    239,893    290,135    306,570
High Yield Bond....................         260,006       159,282     111,177    175,704    123,619     84,425
Money Market.......................       1,319,703     1,038,533     965,427    650,891  1,038,533    953,183

* Paying these fees to the sub-advisers is solely the responsibility of John Hancock and not the Trust.


     Under the investment advisory agreements, for any fiscal year in which the normal operating costs and expenses of any Fund, exclusive of the investment advisory fee, interest, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock exceed 0.10% of that Fund's average daily net assets, John Hancock will reimburse that Fund in an amount equal to such excess. These reimbursements have been as follows for the past three years.

FUND                                                           2001                  2000                  1999
----                                                          -------               -------               -------
Equity Index........................................             - -                    --               275,336
Large Cap Value CORE................................          10,830                26,638                 5,824
Large Cap Aggressive Growth.........................          29,164                11,479                 3,504
Fundamental Value...................................          79,742                28,895                 6,512
Small/Mid Cap Growth................................           4,000                    --                 1,790
Small Cap Equity....................................           7,794                23,198                 6,224
Small Cap Value.....................................          16,492                32,214                 9,254
Small Cap Growth....................................          50,542                    --                   - -
Global Balanced.....................................          58,591                85,676                91,146
International Equity Index..........................         202,794               195,833                21,900
International Opportunities B.......................          21,991                92,396                21,901
International Opportunities.........................         143,444               154,310                92,017
Global Bond.........................................           2,284                63,735                 1,445
Fundamental Growth..................................          67,599                10,455                 2,888
Small/Mid Cap CORE..................................          68,521                53,769                77,179
Emerging Markets Equity.............................         733,661               499,569               294,354
Bond Index..........................................             - -                11,335                17,185
High Yield Bond.....................................          38,330                29,620                42,314
Active Bond.........................................             - -               201,827                    --

4.  BASIS OF TRUSTEE APPROVAL OF CONTINUANCE OF ADVISORY ARRANGEMENTS

     The Trust's Board of Trustees, at a meeting on February 6, 2002, approved the continuance of the Trust's investment management agreements ("advisory agreements") with John Hancock and the Trust's sub-investment management agreements ("sub-advisory agreements") with sub-advisers. In the process, the Board evaluated, among other things, written and oral information provided by John Hancock in response to a request of the Trustees. In addition, the Board's Trust Governance Committee, composed exclusively of the Board's independent Trustees, met prior to the Board meeting and evaluated written information provided in advance to the Board by John Hancock.


     During the year, the Board devotes a substantial portion of each of its five regularly scheduled meetings to an ongoing review and evaluation of John Hancock and the sub-advisers. This ongoing process is based primarily on written and oral reports by John Hancock, in-person presentations by the Trust's sub-advisers on a rotating basis, and answers to questions addressed by the Trustees to representatives of John Hancock and the sub-advisers. In this connection, the Trustees receive information from John Hancock regarding John Hancock's performance of its functions, including monitoring and evaluation of each sub-adviser. This information relates to such matters as the nature, scope and quality of the services provided by the sub-advisers to the Trust, and includes, among other things, (i) the investment performance of each sub-adviser, (ii) any recommendation by John Hancock to terminate, replace or add a sub-adviser, and
(iii) any recommendation by John Hancock to change any advisory or sub-advisory fee .

     The Trust Governance Committee schedules four meetings a year pursuant to a Charter that empowers the Committee to meet separately from management in connection with consideration of the advisory and sub-advisory agreements. The Charter also empowers the Committee, in any case it deems advisable, to retain special counsel or other experts or consultants, at the expense of the Trust or any Fund, to further the interests of the Trust.

     The Board generally schedules its meeting in February of each year to consider whether or not to approve continuing the advisory and sub-advisory agreements for another year. The Board considers, as applicable, factors bearing on the nature, scope, quality, cost and profitability of the services provided to the Trust under these agreements, with a view toward making a business judgment whether each agreement, including the fee, is, under all of the circumstances, in the best interest of the Trust.

     In approving the agreements at their February 6, 2002 meeting, the Trustees considered various factors, and, in their business judgment, reached various conclusions, principally including the following:

     o The Trustees reviewed the nature and scope of the various management and administrative services that John Hancock provides to the Trust, including, among other things, John Hancock's functions in overseeing, monitoring and reporting on the Trust's 13 sub-advisers. The Trustees also reviewed the nature and scope of the portfolio management services that the sub-advisers provide to the various Funds.

     o The Trustees assessed the quality of John Hancock's services and each sub-adviser's services, on such bases as investment performance and expense experience for each Fund, on both an absolute basis and a comparative basis (against benchmarks and certain investment performance data of similar funds prepared at John Hancock's request by an unaffiliated company) over current and multi-year periods. Given that similar funds may allocate other operating expenses (non-advisory fees) differently between the fund and its adviser than does a Fund of the Trust, the Trustees concluded that a comparison of aggregate fees and expenses can be more meaningful than comparison of advisory fees only and/or comparison of other operating expenses only.

     o Furthermore, the Trustees considered that John Hancock and its insurance company affiliates (the "Insurers") impose fees and charges at the separate account level under the variable insurance products and that some of these fees and charges, like the Funds' advisory fees, are computed as a percentage of net assets invested. Therefore, the Trustees concluded that a comparison of Trust operating expenses aggregated with certain such asset-based charges imposed at the separate account level could be meaningful, even though the Trustees are not responsible for the fees and charges deducted by the Insurers under the variable insurance products. Therefore, the Trustees considered expense information for each Fund, both on an absolute basis and a comparative basis (against data for similar funds underlying variable insurance products that was compiled at John Hancock's request by an unaffiliated company) that also included certain of such charges at the separate account level.

     o The Trustees reviewed a schedule of the advisory fee and sub-advisory fee for each Fund and concluded that most of the Funds have breakpoints that can pass along a portion of any economies of scale to the contract owners. The Trustees will consider instituting or accentuating breakpoints for each Fund or seeking a fee reduction if the Fund's assets continue to increase and further economies of scale result.

     o The Trustees considered the above-mentioned analysis of similar fund advisory fee and expense data. Based on that analysis, the Trustees concluded that, while comparative data are not to be relied on exclusively, the aggregate advisory fees and other expenses of each Fund are within the range paid by similar funds. The Trustees also considered the fact that John Hancock has undertaken to reimburse the Funds for certain operating expenses in excess of a stated rate and that, for 2001, John Hancock reimbursed 16 of the Funds pursuant to this undertaking.

     o The Trustees considered that, in addition to the advisory fees received by John Hancock from the Trust, the Insurers derive benefits by having the Trust serve as the underlying funding medium for variable insurance products offered by the Insurers, which are subject to fees and charges payable to the Insurers. In this regard, the Trustees considered representations from John Hancock that (i) those fees and charges, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Insurers,
        (ii) those fees and charges do not duplicate fees and expenses paid by the Trust, and (iii) the advisory fees make no specific allowance to provide monies to finance distribution of either Trust shares or variable insurance products (although John Hancock may use profits realized from the advisory fees for any lawful purpose). While the Trustees are not responsible for the fees and charges deducted by the Insurers under the variable insurance products funded through the Trust, the Trustees concluded that, under all the circumstances, any such benefits to John Hancock did not appear to be inconsistent with the best interest of each Fund.

     o The Trustees considered that, in addition to the sub-advisory fees received by sub-advisers from John Hancock, sub-advisers in some cases receive benefits through soft dollar arrangements by which brokers provide research and certain other services to sub-advisers in return for being allocated Trust "brokerage" transactions. The Trustees considered: (i) information provided by John Hancock about the extent and nature of such practice by each Fund as applicable; (ii) representations of sub-advisers regarding the appropriateness of their practices and (iii) an ongoing study and assessment by an unaffiliated company of the degree to which each Fund is receiving "best execution." Under all the circumstances, the Trustees concluded that each Fund's practices in this regard did not appear to be inconsistent with the best interest of the Fund.

     o The Trustees considered certain information from John Hancock about the overall profitability to John Hancock and its affiliates of the variable insurance products funded through the Trust, including information about profits to John Hancock from serving as the Trust's primary investment adviser. They also considered information they had received from John Hancock about the difficulties of quantifying the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by John Hancock and its affiliates to develop, offer, and maintain the products, including the cost of processing orders for the purchase and redemption of Trust shares. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees had received was appropriate for purposes of their deliberations.

     o The Trustees considered the fact that: (i) John Hancock pays the sub-advisory fees to the sub-advisers; (ii) John Hancock and a Fund generally have a common interest in negotiating the sub-advisory fees downward; (iii) in some cases, John Hancock has succeeded in negotiating a sub-advisory fee rate that is less than the average rate that a sub-adviser charges to similar funds; and (iv) the sub-advisers have less influence over the management of their respective Funds than a primary adviser to a retail mutual fund normally would (including any influence with respect to the level of their sub-advisory fees). In light of, among other things, the particular characteristics of the adviser/sub-adviser relationship, the Trustees concluded that the profitability information mentioned above concerning the Insurers was appropriate for purposes of their deliberations over continuation of both the advisory and sub-advisory agreements.

     In connection with their deliberations, the Board and the Trust Governance Committee received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation articulated by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and that methodology to mutual funds - like the Trust - selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with the Insurers' variable insurance products and separate accounts funded through the Trust. The Trustees considered advice of such legal counsel that mutual funds selling shares to life insurance companies differed, in certain respects, from mutual funds selling shares to the public and that, consequently, the standards and methodology of evaluation developed for the latter did not necessarily apply to the former in all respects. The Trustees considered, for example, the fact that SEC rules would permit John Hancock to "veto" Trustee or contract owner proposals for an adviser other than John Hancock under specified circumstances and that the 1940 Act would permit John Hancock to seek SEC approval to substitute another mutual fund for the Trust if the Trustees were to select an adviser other than John Hancock.

     The Trustees also took into account the fact that John Hancock affords contract owners the privilege of instructing John Hancock how to vote the Trust shares held by John Hancock and that, pursuant to the process, the contract owners, had voted to approve the advisory agreement and each of the sub-advisory agreements.

     The foregoing discussion of the material factors considered and conclusions reached by the Trustees is not intended to be all-inclusive. The Trustees reviewed a large variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board, the Trust Governance Committee, and the Audit Committee and otherwise. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching the Board's conclusions and determinations to approve the continuance of the Trust's advisory agreement and each sub-advisory agreement. The approval determinations were made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have given different weights to different factors and assigned various degrees of materiality to various conclusions.

     As a result of their consideration, the Trustees, in the exercise of their business judgment, approved the continuation each such agreement as being in the best interest of each Fund to which it relates.


G.  ARRANGEMENTS WITH OTHER SERVICE PROVIDERS TO THE TRUST

1.  UNDERWRITING AND INDEMNITY AGREEMENT

     Pursuant to an Underwriting and Indemnity Agreement, Signator Investors, Inc. ("Signator") serves as the Trust's principal underwriter, and John Hancock provides certain indemnities to the Trust and its Trustees. Neither Signator nor John Hancock receives any additional compensation from the Trust for the services and indemnities they provide pursuant to the Underwriting and Indemnity Agreement. The offering of the Trust's shares through Signator is a continuous offering on a "best efforts" basis. Signator is a wholly-owned subsidiary of John Hancock and is located at 197 Clarendon Street, Boston, MA 02117.

2.  CUSTODY OF THE TRUST'S ASSETS

     State Street Bank and Trust Company ("State Street Bank") is the primary custodian of the assets of all Funds. State Street Bank's principal business address is 225 Franklin Street, Boston MA 02110. The primary custodian's duties include safeguarding and controlling the Trust's cash and investments, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. Fund securities purchased in the United States are maintained in the custody of State Street Bank, although such securities may be deposited in the book-entry system of the Federal Reserve System, with Depository Trust Company, or with other qualified domestic book-entry systems or depositories. Also, pursuant to its agreement with the Trust, State Street Bank provides certain accounting and recordkeeping services to the Trust and generally values the Trust's assets by computing each Fund's net asset value each day. The Trust compensates State Street Bank for these functions through the payment of an annual custody asset fee of .01% of the total net assets of the Trust, allocated to each Fund based on the percentage of that Fund's total net assets to the total net assets of the Trust; miscellaneous transaction charges ranging from $7.00 to $25.00; global asset and transaction fees that vary by the country in which a Fund's assets are held or traded; a monthly accounting fee charge that is allocated to each Fund based on the percentage of that Fund's total net assets to the total net assets of the Trust; valuation and monthly quote charges; special service fees for activities of a non-recurring nature; and reimbursement of specified out-of-pocket expenses.

     Foreign securities are generally held through subcustodian banks and depositories around the world with whom State Street Bank has relationships. In some cases, Funds whose securities are held in this manner may be exposed to greater risks of loss. This is because the soundness of such foreign entities, as well as foreign regulatory practices and procedures, may provide less protection to security holders than is available in the U.S.

     In certain circumstances, brokers may have access to assets that a Fund posts as "margin" in connection with futures and options transactions. In the event of a broker's insolvency or bankruptcy, a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Trust could effect such recovery.

     If on any day a Fund experiences net realized or unrealized gains with respect to financial futures contracts held through a given broker, it will be entitled immediately to receive from the broker the net amount of such gains. The Trust will request payment of such amounts promptly after notification by the broker that such amounts are due. Thereupon, these assets will be deposited in the Trust's general or segregated account with its primary custodian, as appropriate.

3.  SUBADMINISTRATION AGREEMENT WITH STATE STREET BANK

     Pursuant to a subadministration agreement, with the Trust, State Street Bank also provides assistance to John Hancock and the subadvisers in computing total return information for the Trust and in monitoring each Fund's compliance with the Fund's investment objectives and restrictions, as well as compliance with certain other applicable legal requirements, . The Trust compensates State Street Bank for these services through payment of an annual fee that accrues daily and is billed monthly in arrears. The annual fee is based on the average net assets of the Trust and is 0.012% of the first $1 billion of average net assets, 0.0075% of the next $1 of average net assets, and 0.0025% of average net assets after that. Each Fund is allocated the greater of a minimum monthly Fund fee or the basis point annual fee, based on the pro-rata total net asset value of that Fund. The minimum monthly Fund fee is $1,333.

4.  INDEPENDENT AUDITORS

     Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts, are the independent auditors of the Trust. Ernst & Young audits the financial statements of the Trust, prepares the Trust's tax returns, and renders other advice to the Trust concerning accounting and tax matters. Ernst & Young also meets periodically with the Trust's Board and with the Audit Committee of the Board to discuss matters within the scope of Ernst & Young's activities with respect to the Trust.

H.  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Funds pay brokers' commissions, transfer taxes, and other fees relating to their specific portfolio transactions. (Investments in debt securities are, however, generally traded on a "net" basis through issuers or dealers acting for their own account as principals and not as brokers. Therefore, no brokerage commissions are payable on most such transactions, although the price to the Trust usually reflects a dealer "spread" or "mark-up.")

AMOUNTS OF BROKERAGE PAID

     Brokerage commissions paid by the Funds were as follows for the past three years:

FUND                                                            2001                  2000                1999
----                                                         ---------             ---------           ---------
Managed.............................................         2,387,899             2,765,087           2,390,067
Growth & Income.....................................         4,394,341             5,189,868           4,747,539
Equity Index........................................            96,080                64,982              61,865
Large Cap Value.....................................           164,776               155,165             110,393
Large Cap Value CORE................................            40,010                13,326               3,240
Large Cap Growth....................................         1,042,938             1,695,781           1,389,454
Large Cap Aggressive Growth.........................            64,914                33,476              11,885
Fundamental Value...................................           635,553                19,805             390,510
Multi Cap Growth....................................           483,126               486,217             245,913
Real Estate Equity..................................           171,319               341,413             122,021
Fundamental Growth..................................            56,725                40,554               3,082
Small/Mid Cap CORE..................................            33,593                29,151              12,371
Small/Mid Cap Growth................................           362,533               214,360             621,068
Small Cap Equity....................................            89,478               325,733             284,381
Small Cap Value.....................................           130,951               142,364              21,848
Small Cap Growth....................................           268,016               236,981             146,206
Global Balanced.....................................            21,248                76,975              47,678
International Equity Index..........................            43,092                87,614             133,746
International Opportunities.........................           128,826               277,851              74,940
International Opportunities B.......................            80,159                36,616
Emerging Markets Equity.............................           158,236               236,636             189,025
Bond Index..........................................             3,312                 1,770                 598
Global Bond.........................................                 0                 5,910
High Yield Bond.....................................                88                   200
Health Sciences.....................................            28,279

HOW BROKERS AND DEALERS ARE SELECTED

     Orders for the purchase and sale of Fund portfolio investments are placed by the respective subadvisers to the Funds. The subadvisers use their best efforts to obtain best available price (including brokerage commissions and other transaction costs) and most favorable execution for all transactions. The subadvisers select brokers and dealers to execute Fund portfolio transactions primarily on the basis of their execution capability and trading expertise. Consideration is also given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the confidentiality of trades, the reliability, integrity, financial condition, and operational capabilities of competing brokers or dealers, and the brokerage and research services which they provide. Applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is effected, and the extent to which it is possible to select from among multiple brokers or dealers capable of effecting the transaction.

It is not the policy of the subadvisers to seek the lowest available commission if, in their reasonable judgment, there is a material risk that the total cost or proceeds from the transaction might be less favorable than may be obtainable elsewhere.

RESEARCH AND STATISTICAL SERVICES FURNISHED BY BROKERS AND DEALERS

     Research and statistical assistance typically furnished by brokers or dealers includes analysts' reports on companies and industries, market forecasts, and economic analyses. Brokers or dealers may also provide reports on pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community, corporate management personnel, industry experts, leading economists and government officials; comparative performance and evaluation and technical performance measurement services; portfolio optimization software; availability of economic advice; quotation services; and services from recognized experts on investment matters of particular interest to the subadviser. In addition, the foregoing services may comprise the use of or be delivered by computer systems whose software and hardware components may be provided to the subadviser as part of the services. In any case in which the foregoing systems can be used for both research and non-research purposes, the subadviser makes an appropriate allocation of those uses and will permit brokers and dealers to provide only the portion of the systems to be used for research services. Costs which are allocable to non-research purposes will be paid directly by the subadviser.

     Research and statistical services furnished by brokers and dealers handling the Funds' transactions may be used by the subadvisers for the benefit of all of the accounts managed by them and not all of such research and statistical services may be used by the subadvisers in connection with the Funds.

RELATIONSHIP BETWEEN BROKERAGE COMMISSIONS AND RESEARCH AND STATISTICAL SERVICES FURNISHED BY BROKERS AND DEALERS

     When the subadvisers reasonably determine that more than one broker or dealer can offer the brokerage and execution services needed to obtain best available price and most favorable execution, consideration may be given to selecting the brokers or dealers who supply research and statistical services to the subadvisers. In receiving these services, which are designed to augment the subadvisers' own internal research capabilities, the subadvisers comply with
Section 28(e) of the Securities Exchange Act of 1934. This means that the sub-advisers' traders for the Funds, on the basis of their experience and judgement, evaluate the overall reasonableness of any broker's commissions in light of all of the brokerage and research services the broker provides. If the trader for a Fund concludes that the commission rate is reasonable, and the other requirements of Section 28(e) are met, the law protects the sub-adviser from any legal liability that might otherwise result from causing the Fund to pay the broker a commission in excess of what another broker would have charged.

The subadvisers of the Funds will not at any time make a commitment pursuant to an agreement with a broker because of research services provided. The sub-advisers do, however, have internal procedures that seek to direct certain amounts to broker-dealers that provide research and statistical services of a type covered by Section 28(e). These internal procedures do not mandate that any amount of business be directed to any broker-dealer, and in no event will a broker-dealer be used unless the sub-adviser believes that the broker-dealer also will provide the best available price and most favorable execution, as discussed above. During 2001, the amount of transactions, of each Fund directed to brokers who are included in these internal arrangements, and the related amounts of commission were as follows:

Fund                                                       Dollar Amount             Dollar Amount
----                                                       of Transactions           of Commissions
                                                           ---------------           --------------
Managed.............................................           874,725,522               480,850
Growth & Income.....................................           548,555,439             1,237,781
Large Cap Value.....................................            12,633,806                16,848
Large Cap Growth....................................           384,351,913               229,887
Large Cap Aggressive Growth.........................            16,288,422                16,920
Fundamental Value...................................            67,980,088                36,012
Multi Cap Growth....................................             4,877,365                10,926
Real Estate Equity..................................            13,038,134                49,437
Fundamental Growth..................................            24,674,591                23,962
Small/Mid Cap Growth................................            42,079,549                50,250
Small Cap Value.....................................             3,528,235                 5,981
Small Cap Growth....................................            46,980,820                33,365
International Opportunities.........................             3,511,500                 7,373
Emerging Markets Equity.............................             4,661,904                11,959
Health Sciences.....................................             1,619,801                 2,457

     Evaluations of the overall reasonableness of any broker's commissions are made by the subadvisers' traders for the Funds on the basis of their experience and judgment. To the extent permitted by Section 28(e) of the Securities Exchange Act of 1934, such traders are authorized to pay a brokerage commission on a particular transaction in excess of what another broker might have charged in recognition of the value of the broker's brokerage or research services.

BROKERAGE TRANSACTIONS IN FOREIGN MARKETS

     Brokerage transactions in securities of companies domiciled in countries other than the United States are anticipated to be normally conducted on the stock exchanges or other markets of those countries in which the particular security is traded. Fixed commissions on foreign stock exchange transactions are generally higher than negotiated commissions available in the United States. Moreover, there is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States. Settlement periods in non-U.S. markets may differ from the normal settlement period in the United States.

SIMULTANEOUS TRANSACTIONS WITH OTHER ACCOUNTS

     The subadvisers also perform investment advisory services for a number of other accounts and clients, none of which is given preference over the Trust in allocating investment opportunities. When opportunities occur which are consistent with the investment objective of more than one account, it is the policy of each subadviser to avoid favoring any one account over another. Accordingly, investment opportunities in such cases are allocated in a manner deemed equitable by the subadvisers to the particular accounts involved. The allocation may be based, for example, on such factors as the accounts' respective investment objectives and then current investment and cash positions. Subject to these requirements, Trust orders may be combined with orders of other accounts or clients advised by any of the subadvisers at share prices which are approximately averaged.

     The subadvisers' allocation policies recognize that no rigid formula will always lead to a fair and reasonable result, and that a degree of flexibility to adjust to specific circumstances is necessary. Therefore, under certain circumstances, allocation on a basis other than strictly pro rata or based on order size is permitted if it is believed that such allocation is fair and reasonable.


USE OF BROKERS WHO ARE AFFILIATED WITH A SUBADVISER

     A Fund may place portfolio transactions through certain brokers who are affiliated with the Fund's subadviser. The Trust has implemented special procedures governing the circumstances of these transactions. In addition to complying with any applicable provisions of the Trust's procedures, these transactions must comply with all applicable legal requirements, including, where applicable, Rule 17e-1 under the Investment Company Act. Among other things, that rule requires the commissions or other compensation paid to the affiliated broker to be reasonable and fair compared to those in similar transactions between unrelated parties.

Set forth below is information about transactions by each Fund with affiliated brokers in reliance on Rule 17e-1 for each of the past three years:

                                                                                                Amount of Commission
                                  Name                   Nature of Broker's                          Paid by Fund
                                   of                     Affiliation with              -------------------------------------
Fund                        Affiliated Broker            Fund's Sub-Adviser               2001             2000          1999
----                       ------------------            ------------------              ------           ------        ------

International               Ord Minnett Group         Wholly-owned subsidiary of         $    0           $    0        $   34
 Opportunities              Ltd.                         sub-adviser's parent
International               Jardine Fleming & Co.     Wholly-owned subsidiary of         $    0           $  518        $  710
 Opportunities                                          sub-adviser's parent

                                                                                                Amount of Commission
                                  Name                   Nature of Broker's                          Paid by Fund
                                   of                     Affiliation with              -------------------------------------
Fund                        Affiliated Broker            Fund's Sub-Adviser               2001             2000          1999
----                       ------------------            ------------------              ------           ------        ------
International               Robert  Fleming           Wholly-owned subsidiary of         $    0           $  527        $1,166
 Opportunities              Securities, Ltd.            sub-adviser's parent
International               Jardine Fleming & Co.     Wholly-owned subsidiary of         $    0           $4,485        $    0
 Opportunities                                          sub-adviser's parent
International               Robert Fleming            Wholly-owned subsidiary of         $    0           $   77        $    0
 Opportunities              Securities, Ltd             sub-adviser's parent
Large Cap Value CORE        Goldman, Sachs & Co.      Dual operating division of         $    0           $    0        $   96
                                                        sub-adviser's parent
Large Cap Value             Neuberger Berman  LLC     Affiliated broker of Trust         $    0           $  190        $    0
                                                        affiliated sub-adviser
Small/Mid Cap CORE          Goldman, Sachs & Co.      Dual operating division of         $    0           $  753        $  120
                                                        parent of sub-adviser
International Equity        Goldman, Sachs & Co.      Dual operating division of         $3,141           $  128        $    0
                                                        parent of sub-adviser
Emerging Markets Equity     Morgan  Stanley Asia      Wholly-owned subsidiary of         $  163           $1,785        $2,779
                            Limited                     sub-adviser's parent
Emerging Markets Equity     Morgan Stanley India      Wholly-owned subsidiary of         $  162           $    0        $    0
                            Limited                     sub-adviser's parent
Emerging Markets Equity     Morgan Stanley & Co.      Wholly-owned subsidiary of         $2,120           $    0        $    0
                                                        sub-adviser's parent
Emerging Markets Equity     Morgan Stanley            Wholly-owned subsidiary of         $    0           $  880        $3,276
                            International Limited       sub-adviser's parent


     For 2001, the total dollar amount of such transactions through affiliated brokers as a percentage of all brokerage-type transactions 3.92% for the International Equity Fund, and 1.54% of the Emerging Markets Equity Fund. For 2000, the total dollar amount of such transactions through affiliated brokers as a percentage of all brokerage-type transactions was 5.13% for the International Opportunities Fund, 4.98% for the International Opportunities II Fund, 3.89% for the Large/Mid Cap Value II Fund, 0.82% for the Large Cap Value Fund, 2.26% for the Small/Mid Cap CORE Fund, 1.84% for the International Equity Fund, and 1.82% of the Emerging Markets Equity Fund.


I.  CODES OF ETHICS

     Employees of John Hancock Life Insurance Company, the Trust, and the sub-advisers to the Trust and officers and Trustees of the Trust are subject to restrictions on engaging in personal securities transactions. These restrictions are set forth in the John Hancock Insider Information Policy and Procedures, the Variable Series Trust Code of Ethics, and the Codes of Ethics of the sub-advisers to the various Funds of the Trust ("Sub-Advisers' Codes of Ethics"), (combined, "Codes"). The Codes, in accordance with rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of employees of the adviser and sub-advisers to the Funds and the interests of the Funds. These Codes do not prohibit personnel from investing in securities that may be purchased or held by the Funds within the Trust. However, the Codes, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by rule 17j-1, among other things, prohibit personal securities investments without pre-clearance for certain employees, impose time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and require the timely submission to compliance personnel of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. The Variable Series Trust Code of Ethics incorporates and applies its restrictions to officers and Trustees of the Trust who are affiliated with John Hancock Life Insurance Company. The Variable Series Trust Code of Ethics does not prohibit unaffiliated Trustees from investing in securities that may be held by the Trust; however, the Variable Series Trust Code of Ethics does regulate the personal securities transactions of unaffiliated Trustees of the Trust, including limiting the time periods during which they may personally buy and sell certain securities about which they may receive information. The Trust's Trustees, in compliance with rule 17j-1, have approved the Variable Series Trust Codes of Ethics and the Sub-Advisers' Codes of Ethics and are required to approve any material changes to the Variable Series Trust Code of Ethics as well as to the Sub-Advisers' Codes of Ethics. The Trustees also provide continuing oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes. The Codes are on public file with, and are available from, the Securities and Exchange Commission.

J.  FEATURES OF THE TRUST'S SHARES

     The shares of beneficial interest of the Trust currently are divided into 28 series, each corresponding to one of the Trust's 28 Funds. The Trust has the right to establish additional series and issue additional shares without the consent of its shareholders.

          If the holders of variable annuity contracts and variable life insurance policies show minimal interest in any Fund, the Trust's Board of Trustees, by majority vote, may eliminate the Fund or substitute shares of another investment company. Any such action by the Board would be subject to compliance with any requirements for governmental approvals or exemptions or for shareholder approval. The holders of variable annuity contracts and variable life insurance policies participating in any such Fund will be notified in writing of the Trust's intention to eliminate the Fund and given 30 days to transfer amounts from such Fund to other Funds without incurring any transaction fee. Amounts not transferred or withdrawn would automatically be transferred, at the discretion of the Fund's management.

     The assets received by the Trust for the issuance or sale of shares of each Fund and all income, earnings, profits, and proceeds thereof are specifically allocated to that Fund. They constitute the underlying assets of each Fund, are segregated on the books of the Trust, and are to be charged with the expenses of such Fund. Any assets which are not clearly allocable to a particular Fund or Funds are allocated in a manner determined by the Board of Trustees. Accrued liabilities which are not clearly allocable to one or more Funds would generally be allocated among the Funds in proportion to their relative net assets before adjustment for such unallocated liabilities.

     Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared with respect to such Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

     A dividend from the net investment income of the Money Market Fund will be declared and distributed daily. Dividends from net investment income of the other Funds will be declared and distributed monthly. The Trust will distribute all of its net realized capital gains annually. Dividends and capital gains distributions will normally be reinvested in additional full or fractional shares of the Fund to which they relate and will be appropriately credited to investment performance under the variable life insurance policies and variable annuity contracts participating in that Fund.

     The shares of each Fund, when issued, will be fully paid and non-assessable, and will have no preference, preemptive, exchange or similar rights. Shares do not have cumulative voting rights.

K.  SHAREHOLDER MEETINGS AND VOTING RIGHTS

     Under the Trust's Declaration of Trust, the Trust is not required to hold an annual shareholders' meeting. Normally, for example, there will be no shareholders meetings for the purpose of electing Trustees.

     In addition, it is expected that the Trustees generally will elect their own successors and appoint Trustees to fill any vacancy, so long as, after filling the vacancy, at least two-thirds of the Trustees then in office have been elected by the shareholders.

     Notwithstanding the above, if at any time less than a majority of Trustees in office have been elected by the shareholders, the Trustees must call a special shareholders' meeting promptly. Also the Trustees will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or all of the Trustees, if requested in writing to do so by holders of 10% or more of the outstanding shares. In this regard, whenever ten or more shareholders who have been such for at least six months and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a shareholders' meeting, for consideration of the removal of any or all of the Trustees and accompanied by the material which they wish to transmit, the Trustees will within five business days after receipt either afford to such applicants access to the Trust's shareholder list or inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing the material. If the Trustees elect the latter, the Trustees, upon written request of such applicants, accompanied by the material to be mailed and the reasonable expenses of mailing, shall promptly mail such material to all shareholders of record, unless within five business days the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that, in their opinion, either such material is misleading or in violation of applicable law and specifying the basis of such opinion.

     At any shareholders' meeting, all shares of the Trust of whatever class are entitled to one vote, and the votes of all classes are cast on an aggregate basis, except on matters where the interests of the Funds differ. Where the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Approval or disapproval by the shareholders in one Fund on such a matter would not generally be a prerequisite of approval or disapproval by shareholders in another Fund; and shareholders in a Fund not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of investment management or sub-investment management agreements.

L. SALES AND REDEMPTIONS OF FUND SHARES

"SEED MONEY" SHARES

     Typically, when a new Fund is added to the Trust, John Hancock (or one of its affiliates) initially purchases a substantial amount of that Fund's shares to provide the new fund with a reasonable asset base with which to commence operations. For example, the most recent such contributions of "seed money" to currently available funds have been as follows:

                                                 "Seed Money"               Date
                                              Shares Purchased by            of
Fund                                             John Hancock             Purchase
----                                             ------------             --------
Equity Index                                      15,000,000               5/1/98
Large Cap Value CORE                               5,000,000              8/31/99
Large Cap Aggressive Growth                       10,000,000              8/31/99
Fundamental Value                                  5,000,000              8/31/99
Fundamental Growth                                 5,000,000              8/31/99
Small/Mid Cap CORE                                 5,000,000               5/1/98
Small Cap Value                                    5,000,000              8/31/99
Health Sciences                                   20,000,000               5/1/01
International Opportunities                       15,000,000               5/1/98
Global Balanced                                   20,000,000               5/1/96
International Opportunities B                     10,000,000              8/31/99
Emerging Markets Equity                           10,000,000               5/1/98
Bond Index                                        25,000,000               5/1/98
High Yield Bond                                   10,000,000               5/1/98

     John Hancock (or its affiliate) may redeem these shares (and thus withdraw its seed money investment) at some time. However, before withdrawing any part of their interests in any Fund, John Hancock (or its affiliate) will consider any possible adverse impact the withdrawal might have on that Fund.

     Purchases and redemptions of seed money shares are made at the applicable Fund's net asset value per share (with no additions or deductions for charges) next computed after the purchase or redemption order is placed.

     As of April 30, 2002, only the following Funds still have seed money that has not been withdrawn: Fundamental Growth, Health Sciences, Global Balanced, International Opportunities B and Emerging Markets Equity.

SHARES SOLD AND REDEEMED IN CONNECTION WITH TRANSACTIONS UNDER VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES

     Fund shares are sold at their net asset value as next determined after receipt of net premiums by the Separate Account, without the addition of any selling commission or sales load.

     Shares are redeemed at their net asset value as next determined after receipt of net surrender requests by the Separate Account. No fee is charged on redemption. Redemption payments will usually be paid within seven days after receipt of the redemption request, except that the right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations. Redemptions are normally made in cash, but the Trust reserves the right, at its discretion, to make full or partial payment by assignment to the appropriate Separate Account of portfolio securities at their value used in determining the redemption price. In such cases, the Separate Account would incur brokerage costs should it wish to liquidate these portfolio securities.

     Trust shares are also sold and redeemed as a result of transfer requests, loans, loan repayments, and similar Separate Account transactions, in each case without any sales load or commission or at the net asset value per share computed for the day as of which such Separate Account transactions are effected.

M.  COMPUTING THE FUNDS' NET ASSET VALUE

     Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETFs and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, each Fund will determine its net asset value per share as of the close of the Exchange on that day.

     The net asset value per share of each Fund is determined by adding the value of all portfolio securities and other assets, deducting all portfolio liabilities, and dividing by the number of outstanding shares. All Trust expenses will be accrued daily for this purpose.

     Short-term investments with a remaining maturity of 60 days or less, and all investments of the Money Market Fund, are valued at "amortized cost," which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The Board of Trustees has established procedures designed to stabilize the Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 net asset value per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's net asset value, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution, or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may cause losses or gains to be recorded for the Fund, including decreases or increases in the Fund's net asset value per share.

     Securities and call and put options that are listed on a stock exchange are normally valued at the closing sales price. If there were no sales during the day, they are normally valued at the last previous sale or bid price reported, as are equity securities that are traded in the over-the-counter market.

     Non-exchange traded debt securities (other than certain short-term investments) are valued on the basis of valuations furnished by a pricing service which uses electronic data processing techniques, without exclusive reliance upon quoted prices.

     Any other security for which market quotations are not readily available, and any other property for which valuation is not otherwise available, is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

     Financial futures contracts, options thereon and options on stock indexes are valued at the last trade price of the day. In the absence of a trade on a given day, the value generally is used which is established by the exchange on which the instrument is traded.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. The values of such securities used in computing net asset value per share are normally determined as of such times. Trading of these securities may not take place on every New York Stock Exchange business day and may take place on days which are not business days in New York. The Trust calculates net asset value per share as of the close of regular trading on the New York Stock Exchange on each day on which that exchange is open. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the Funds' securities used in such calculation. If events affecting the value of such securities occur between the time when their price is determined and the time as of which the Fund's net asset value is calculated, such securities may be valued at fair value by or under the direction of the Board of Trustees.

N.  TAXES

     The Trust intends that each Fund qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). This requires that each Fund comply with certain requirements as to the nature of its income and amounts of dividends and other distributions it pays. Also, in order to qualify under Subchapter M, at the end of each quarter of a Fund's taxable year, (i) at least 50% of the market value of the Fund's assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 10% of the voting securities of such issuer or 5% of the value of the Fund's total assets; and (ii) not more than 25% of the value of its assets may be invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     The Trust also intends that each Fund comply with certain other diversification requirements, promulgated under Section 817(h) of the Code. Under these requirements, no more than 55% of the total value of the assets of each Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by three investments and no more than 90% by four investments. Generally, for these purposes, all securities of the same issuer are treated as one investment. In the context of U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each U.S. Government agency or instrumentality is treated as a separate issuer.

     Assuming the Funds qualify as regulated investment companies under Subchapter M, they will not owe any income taxes. On the other hand, if a Fund fails to qualify under Subchapter M, it may incur income tax liabilities, which will negatively affect its investment performance.

     Also, qualification under Subchapter M, as well as compliance with the
Section 817(h) diversification requirements, (among other things) are necessary to secure the tax treatment intended for most holders of variable annuity contracts and variable life insurance policies that are supported by the Trust. Therefore, any such failure to qualify under Subchapter M or to meet the diversification standards under Section 817(h) could have serious adverse consequences for such investors.

     For a discussion of these and other tax implications of owning a variable annuity contract or a variable life insurance policy for which the Fund serves as the investment medium, please refer to the Prospectus for such contract or policy attached at the front of this Prospectus.

     Those Funds that invest substantial amounts of their assets in foreign securities may be able to make an election to pass through to the insurance company issuing the variable annuity contract or a variable life insurance policy any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to the insurance company. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld, which are also passed through.

O.  INFORMATION ABOUT FUND PERFORMANCE

HOW MONEY MARKET FUND YIELDS ARE CALCULATED

     The Money Market Fund may advertise investment performance figures, including its current yield and its effective yield.

     The Money Market Fund's yield is its current investment income, expressed in annualized terms. The current yield is based on a specified seven-calendar-day period. It is computed by (1) determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to get the base period return, then
(3) multiplying the base period return by 52.15 (365 divided by 7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculations include the value of additional shares purchased with any dividends paid on the original share and the value of dividends declared on both the original share and any such additional shares. The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation.

     Compound (effective) yield for the Fund will be computed by dividing the seven-day annualized yield (determined as above) by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     For the seven-day period ending December 31, 2001, the Money Market Fund's current yield was 1.77%; its effective yield was 1.79%.

     The Fund's yield will fluctuate depending upon market conditions, the type, quality, and maturity of the instruments in the Fund, and its expenses.

CHARGES UNDER VARIABLE LIFE INSURANCE AND VARIABLE ANNUITY POLICIES

     Yield and total return quotations do not reflect any charges imposed on any Separate Account or otherwise imposed pursuant to the variable life insurance policies and variable annuity contracts that are supported by the Funds. (Those charges are discussed in the prospectus for such policies or contracts.) Therefore, the yield or total return of any Fund is not comparable to that of a publicly available fund. Nor should yield or total return quotations be considered representative of the Fund's yield or total return in any future period.

P.  LEGAL MATTERS

     The law firm of Foley & Lardner of Washington, D.C., advises the Trust on certain legal matters relating to the Federal securities laws.


Q.  REPORTS TO CONTRACTHOLDERS

     Annual and semi-annual reports containing financial statements of the Trust, as well as any materials soliciting voting instructions for Trust shares, will be sent to variable life insurance and annuity contractowners having an interest in the Trust.

APPENDIX A
----------

                             CORPORATE BOND RATINGS

     Moody's Investors Service, Inc., describes its ratings for corporate bonds as follows:

     o Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     o Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protection elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     o Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     o Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     o Bonds which are rated Ba have speculative elements and their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position.

     o Bonds which are rated B generally lack characteristics of a desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     o Bonds which are rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

     o Bonds which are rated Ca are speculative in a high degree. They are often in default or have other marked shortcomings.

     o Bonds which are rated C are the lowest rated class of bonds. They can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Corporation describes its ratings for corporate bonds as follows:

     o AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     o AA -- Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in small degree.

     o A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     o BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     o BB, B, CCC, CC, C -- Bonds rated in these categories are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     o C1 -- This rating is reserved for income bonds on which no interest is being paid.

     o D -- Bonds rated D are in default and payment of interest and/or repayment of principal is in arrears.

John Hancock

Annual Report
December 31, 2001

                                                  [LOGO] John Hancock
                                                  [LOGO] Independence INVESTMENT
                                                  [LOGO] Alliance Capital
                                                  [LOGO] Capital Guardian
Investment Vision                                 [LOGO] Goldman Sachs
     The Variable Series | Variable Series Trust  [LOGO] JANUS
                                                  [LOGO] Mellon Bond
                                                  [LOGO] Morgan Stanley
                                                  [LOGO] PUTNAM INVESTMENTS
                                                  [LOGO] SSgA
                                                  [LOGO] T.RowePrice
                                                  [LOGO] WELLINGTON MANAGEMENT
  Insurance Products:
.. Are NOT FDIC insured; NOT insured by the FDIC,
  NCUSIF, or any other federal entity;
.. Are NOT deposits or other obligations of any bank
  and are NOT guaranteed by any bank; and
.. Are subject to investment risk, including the possible loss of principal investment.

Dear Shareholder,
--------------------------------------------------------------------------------

Since our last report to you six months age, the world has become a very different place. The tragic events of September 11 have had a substantial impact, not only on the security Americans feel at home, but also on our economic security. The damage to consumer and business confidence that followed generated a dramatic drop in demand during this economic cycle.

Most economic data now suggest that the worst is behind us, with indicators of confidence already back to their pre-September levels. Inventories have been reduced, and layoffs appear to have peaked. Nevertheless, while most forecasts anticipate a recovery to begin in the first or second quarter of 2002, the rate of economic growth may be moderate at best.

With the instability of the past year, we would all do well to remember two fundamentals of investing -- asset allocation and a focus on the long term. By remaining diversified, over time, across asset classes and investment products, you allow your overall portfolio to benefit from thriving sectors of the economy. At the same time, you position it to capitalize on sectors that are beginning to rebound. Asset allocation and a long-term focus have brought our partnership -- you as an investor, and us as you investment team -- considerable success in the past. And these strategies will see us through leaner periods as well.

As the economy approaches recovery, you should make sure that the fund choices in your variable life and/or annuity policies are still appropriate for your needs and goals. The lineup of funds and fund companies available to you through the Variable Series Trust is stronger today than it's ever been, With these tools at you disposal, now might be an ideal time to contact your registered representative, who can help you decide whether to make adjustments to your portfolio or keep it as is.

No matter what the coming year brings, we'll be here to help you protect against risk and take advantage of opportunities. As always, thank you for choosing John Hancock.

[PHOTO] Michele G. Van Leer
        Chairman

[PHOTO] Kathleen F. Driscoll
        President and Vice Chairman

Sincerely,

/s/ Michele G. Van Leer         /s/ Kathleen F. Driscoll

    Michele G. Van Leer             Kathleen F. Driscoll
    Chairman                        President and Vice Chairman

  ECONOMIC OVERVIEW
  JOHN HANCOCK ECONOMIC RESEARCH

Economic Overview

2001 brought the end of the longest economic expansion in US history, and for many investors it was the second negative year in a row. Recession, terrorism and war made this a year not to be repeated.

Although the recession is officially judged to have started in March, there is still debate about whether the initial downturn would have qualified as a recession without the slide following the terrorist attacks. The damage to consumer and business confidence after September 11 certainly generated the steepest drop in demand during this economic cycle.

Most economic data now suggest that the worst is behind us, with indicators of confidence already back to their pre-September levels. Inventories have been worked down, layoffs have peaked, and there is some sign that the precipitous drop in business capital spending has bottomed out. Consensus forecasts now anticipate real economic growth starting in the first or second quarter of 2002, and accelerating to a healthy if unexciting pace in the second half of the year.

The timing and strength of the recovery are still very uncertain, as usual for a turning point in the economy. Some amount of stimulus can be counted on from government spending and last year's tax cuts, and an upturn in the inventory cycle is due, but the other big components of GDP are subject to unpredictable forces affecting the spending mood of both consumers and businesses.

Past experience suggests that business spending will stabilize and start to recover as demand creeps back up and equipment needs replacing. Meanwhile, consumers will continue to respond to affordable mortgages and car loans, creating a steady undercurrent of positive spending growth.

  NOTE: The portfolio management discussions set forth on pages 1 through 32 of this Report are provided by John Hancock Life Insurance Company, in its role as adviser to the Funds, based upon consultations with the portfolio managers.

The risks to this outlook are substantial. Consumer spending never collapsed, so there is little scope for a dramatic rebound. Even a small drop in confidence due to layoffs, terrorism, oil prices or any other cause could dampen spending enough to prolong the recession. Business spending probably does not have much further to fall, but any rebound would be limited if consumers were retrenching.

Financial Markets

The Federal Reserve cut short-term interest rates a record 11 times during 2001, and a final cut in early 2002 is still possible. If the recovery proceeds according to expectations, both short and long-term rates will move up during 2002, though we do not anticipate that the Fed will actually tighten until the unemployment rate starts to drop in the second half of the year. Corporate bonds will eventually benefit from reduced credit risk, but this may be a slow process as defaults tend to lag the economic cycle.

The outlook for equity markets is even less clear than for the economy. The economic recovery should bring a rebound in corporate profits, but this expectation is already built into today's stock prices. The reality of a fiercely competitive world, rapid technical change, and relatively slow growth of the workforce implies that the share of profits in national income may be under pressure. With national income on a trend of at best 6% nominal growth, there are substantial risks that earnings will in aggregate be disappointing.

The biggest single cloud hanging over the outlook is the huge US trade deficit, financed by a continuing inflow of foreign capital. Any sudden change in that flow would disrupt financial markets, drive down the dollar, raise US inflation, and make us all worse off. The trigger could be improved investment opportunities overseas, or weakening faith in the US as the world's only safe haven. For now there are no signs of such a shift, but it remains an ever-present concern.

                                                      Inception: March 29, 1986

  GROWTH & INCOME FUND
  INDEPENDENCE INVESTMENT LLC
                                                         P. McManus & T. Spicer
  PUTNAM INVESTMENTS
                                                                  C. Beth Cotner

Growth & Income Fund

  The Fund employs a multi-style and multi-manager approach with two sub-advisers, each of which employs its own investment approach and independently manages its portion of the Fund. The two managers employ a distinct and complementary investment strategy. This unique multi-manager approach seeks to produce more consistent investment returns over market cycles and to reduce the risk of any one manager or strategy being out of favor in certain market environments.

  The Fund uses three distinct investment styles intended to complement each another: growth, value and blend. The allocation across styles as of year-end 2001 is approximately: growth at 20%, value 20% and blend 60%.
  Independence manages two portions of the Fund, including a value and a blend style. II selects stocks using a combination of fundamental equity research and quantitative tools and focuses on large cap stocks that are undervalued relative to the stock's history and have improving earnings growth prospects.

  Putnam manages the growth style portion of the Fund. Putnam selects stocks using a systematic screening approach and fundamental equity research and focuses on large and mid cap stocks with opportunities for above average growth.

  As of December 31, 2001, Independence managed approximately 80% and Putnam managed approximately 20% of the Fund's assets. For 2001, the fund performed -15.44%, just below the overall benchmark's performance of -11.87%.

Independence Investment LLC

  We are pleased to report that each portion of the Fund managed by Independence outperformed its benchmark. The blend portion outperformed its benchmark--the S&P 500(R) Index--for the fourth quarter and 1-year periods. The value portion outperformed its benchmark--the Russell 1000(TM) Value Index--for the fourth quarter. Independence's value added in the fourth quarter and the 1 year period was achieved through favorable stock selection broadly across most sectors.

  After a sustained period of weakness, Technology was the best performing sector during the quarter. Semiconductor names were particularly strong, driven by comments from Intel, Taiwan Semiconductor (not held), and Xilinx confirming a bottom in the recent sharp declines in industry revenues. This also benefited our holdings in semiconductor capital equipment names. Performance of selected software and hardware stocks was also strong.

  In Retail, there was a large divergence in fourth quarter sales results as the strong got stronger and the weak got weaker. In general, discounters tended to perform well, as shoppers became more value conscious in this period of economic weakness. Helped both by strength in home refinancings and an increased nesting mentality in reaction to September 11th, select home retailer holdings also performed well.

  In sum, we are pleased to report consistent, value-added results during the fourth quarter and during this volatile year. As always, we continue to make enhancements to our process, which have served us well over the last couple of years, and we look forward to 2002, which we expect to be a better year for the stock market.

Putnam Investments

  This portion of the Fund underperformed its benchmark--the Russell 1000(R)/ Growth Index--for the 1 year period and outperformed for the fourth quarter. For the 1 year period, performance was negatively impacted by the weak technology sector, an area that was particularly hard-hit by the slowing U.S. economy. Software was especially beleaguered during this period; demand generally maintains its strength due to the high return-on-investment associated with a customer's technology purchase. This year, however, the U.S. economic downturn was severe enough to prompt companies to cut even these high return-on-investment purchases, resulting in an unexpected and steep drop off in software demand. Stock selection in and an overweight of the software industry (BEA Systems, Micromuse) hindered performance, as did an underweight in computer industry names (IBM). /

  In health care, lagging biotechnology holdings (Genentech) detracted from performance due to concerns over valuations within the industry. Consumer cyclicals, in particular, retail cyclicals, detracted from relative performance due to an underweight in this stronger area.

                                                      Inception: March 29, 1986

  GROWTH & INCOME FUND
  INDEPENDENCE INVESTMENT LLC
                                                         P. McManus & T. Spicer
  PUTNAM INVESTMENTS
                                                                  C. Beth Cotner

  The Fund did benefit from the consumer staples sector especially overweighting broadcasting (Echostar), as investors turned to this area in the prospect of economic recovery. Strength in conglomerates (Tyco) also contributed to relative performance.

  On an individual company level, we continue to believe that the best-performing stocks will be those that offer a combination of earnings growth and financial stability. We determine sector allocation through our bottom-up stock selection process, where we seek strong growing companies with excellent prospects. The Fund is overweight in health care (pharmaceuticals and biotechnology) and consumer staples (broadcasting entertainment and services) and underweight in technology (computers and software), conglomerates, energy, and basic materials.

                             [CHART]

            Growth & Income Fund  S&P 500(R) Index

            --------------------  -------------
12/31/1991        $10,000.00       $10,000.00
1/31/1992           9,824.90         9,814.00
2/28/1992           9,941.24         9,939.62
3/31/1992           9,774.09         9,744.80
4/30/1992          10,084.34        10,028.38
5/29/1992          10,183.36        10,082.53
6/30/1992          10,108.32        9,936.33
7/31/1992          10,109.41        10,336.77
8/31/1992          10,249.99        10,127.96
9/30/1992          10,364.86        10,244.44
10/30/1992         10,347.20        10,281.32
11/30/1992         10,750.08        10,627.80
12/31/1992         10,889.84        10,767.02
1/29/1993          11,002.26        10,845.62
2/26/1993          11,155.94        10,992.04
3/31/1993          11,501.53        11,228.36
4/30/1993          11,194.72        10,953.27
5/28/1993          11,485.06        11,249.01
6/30/1993          11,598.45        11,286.13
7/30/1993          11,534.99        11,233.08
8/31/1993          12,000.16        11,661.07
9/30/1993          12,021.03        11,574.77
10/29/1993         12,226.21        11,809.74
11/30/1993         12,117.15        11,698.73
12/31/1993         12,341.44        11,842.62
1/31/1994          12,707.96        12,239.35
2/28/1994          12,338.11        11,908.89
3/31/1994          11,860.02        11,390.85
4/29/1994          12,066.12        11,538.93
5/31/1994          12,112.30        11,727.02
6/30/1994          11,892.92        11,437.36
7/29/1994          12,213.84        11,815.94
8/31/1994          12,668.39        12,296.85
9/30/1994          12,294.47        12,000.49
10/31/1994         12,490.55        12,275.30
11/30/1994         12,075.99        11,824.80
12/30/1994         12,272.87        11,997.44
1/31/1995          12,525.65        12,309.38
2/28/1995          13,019.98        12,786.98
3/31/1995          13,308.06        13,165.47
4/28/1995          13,696.19        13,548.59
5/31/1995          14,151.90        14,083.76
6/30/1995          14,474.35        14,414.73
7/31/1995          14,936.20        14,894.74
8/31/1995          15,033.62        14,934.95
9/29/1995          15,685.16        15,560.73
10/31/1995         15,582.56        15,506.27
11/30/1995         16,239.61        16,188.54
12/29/1995         16,471.85        16,488.03
1/31/1996          16,910.41        17,055.22
2/29/1996          17,128.99        17,218.95
3/29/1996          17,348.01        17,384.25
4/30/1996          17,543.43        17,639.80
5/31/1996          17,949.58        18,094.90
6/28/1996          18,047.73        18,169.09
7/31/1996          17,195.13        17,360.57
8/30/1996          17,604.87        17,728.61
9/30/1996          18,422.26        18,724.96
10/31/1996         18,872.79        19,238.02
11/29/1996         20,128.49        20,698.19
12/31/1996         19,782.24        20,292.51
1/31/1997          20,800.54        21,552.67
2/28/1997          20,914.56        21,727.25
3/31/1997          20,099.73        20,823.39
4/30/1997          21,074.09        22,066.55
5/30/1997          22,217.02        23,421.44
6/30/1997          23,093.18        24,466.03
7/31/1997          25,156.77        26,408.64
8/29/1997          23,882.42        24,940.32
9/30/1997          25,271.44        26,307.04
10/31/1997         24,320.94        25,428.39
11/28/1997         25,235.91        26,605.72
12/31/1997         25,675.23        27,063.34
1/31/1998          25,952.58        27,363.75
2/27/1998          28,071.01        29,336.67
3/31/1998          29,640.72        30,838.71
4/30/1998          29,722.72        31,150.18
5/29/1998          29,398.05        30,614.40
6/30/1998          30,645.80        31,857.34
7/31/1998          30,288.24        31,519.65
8/31/1998          25,638.36        26,961.91
9/30/1998          26,953.81        28,690.17
10/30/1998         29,356.38        31,022.68
11/30/1998         31,113.81        32,902.66
12/31/1998         33,441.10        34,797.85
1/29/1999          34,563.14        36,252.40
2/26/1999          33,489.80        35,124.95
3/31/1999          34,481.13        36,529.95
4/30/1999          35,934.17        37,943.66
5/28/1999          34,886.34        37,048.19
6/30/1999          37,291.87        39,104.36
7/30/1999          36,015.31        37,884.30
8/31/1999          35,589.27        37,694.88
9/30/1999          34,607.44        36,662.04
10/29/1999         36,631.75        38,982.75
11/30/1999         37,056.28        39,774.10
12/31/1999         38,867.22        42,116.79
1/31/2000          36,498.53        40,002.53
2/29/2000          35,581.89        39,246.48
3/31/2000          39,564.70        43,084.79
4/28/2000          38,596.55        41,787.94
5/31/2000          38,088.13        40,931.28
6/30/2000          38,697.50        41,938.19
7/31/2000          38,226.98        41,283.96
8/31/2000          40,592.29        43,847.69
9/29/2000          38,138.63        41,532.53
10/31/2000         38,231.76        41,358.10
11/30/2000         33,837.68        38,099.08
12/29/2000         27,717.19        38,285.76
1/31/2001          34,764.19        39,644.91
2/28/2001          31,116.77        36,029.29
3/30/2001          28,563.75        33,748.64
4/30/2001          31,308.77        36,370.91
5/31/2001          31,366.86        36,614.59
6/30/2001          30,642.38        35,724.86
7/31/2001          29,905.51        35,374.76
8/31/2001          27,836.80        33,160.30
9/28/2001          25,435.92        30,480.94
10/31/2001         26,246.98        31,063.13
11/30/2001         28,281.06        33,445.67
12/31/2001         28,497.18        33,739.99

 TOP TEN HOLDINGS (as of December 31, 2001)


                                      % of      six months ago
                                   Investments % of Investments

Citigroup, Inc.                       3.2%           3.1%
Pfizer, Inc.                          3.1%           3.8%
Microsoft Corp.                       3.1%           3.0%
Intel Corp.                           2.8%           2.9%
General Electric Co.                  2.5%           2.4%
Exxon Mobil Corp.                     2.5%           2.4%
American International Group, Inc.    2.1%           2.3%
Tyco International, Ltd.              1.9%           2.1%
American Home Products Corp.          1.8%           2.0%
Philip Morris Cos., Inc.              1.7%           1.8%

 AVERAGE ANNUAL TOTAL RETURNS*


                         Growth & Income S&P 500  MorningStar
                              Fund       Index(1) Peer Group+
                         --------------- -------- -----------
1 Year                       -15.44%      -11.87%   -14.06
3 Years                       -5.12        -1.02     -1.72
5 Years                        7.62        10.70      9.18
10 Years                      11.06        12.93     11.87

 TOP TEN SECTORS (as of December 31, 2001)


                     % of                          % of
                  Investments                   Investments
Technology           23.2%    Consumer Staple      6.9%
Financial            16.7%    Energy               6.3%
Health Care          15.3%    Consumer Cyclical    5.2%
Capital Equipment     8.6%    Utility              4.9%
Retail                7.9%    Basic Material       3.0%

(1)"Standard & Poor's 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by John Hancock Life Insurance Company. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the Fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are additional risks associated with a nondiversified fund, as outlined in the current prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large Blend investment category.

                                                         Inception: May 1, 1996

  EQUITY INDEX FUND
  SSgA FUNDS MANAGEMENT, INC.
                                                             J. Tucker & J. May



  The Fund performed in line with the benchmark--the S&P 500(R) Index--for the fourth quarter and 1 year period. The S&P 500(R) Index had a strong rebound in the fourth quarter of 2001. The index rose 10.69% during the quarter, by far the best quarterly performance of 2001. For the year 2001, the S&P 500 fell 11.87%, its second straight year in the red.

  The Equity Index Fund attempts to track the performance of The S&P 500(R) Index by fully replicating the index. The fund attempts to match the index holdings and weights for each security in order to provide returns close to the index return.

                           [CHART]

          Equity Index Fund    S&P 500* Index

          -----------------    --------------

5/1/1996      10,000.00           10,000.00
5/31/1996     10,210.21           10,258.00
6/30/1996     10,231.27           10,300.06
7/31/1996      9,825.37            9,841.71
8/31/1996      9,970.93           10,050.35
9/30/1996     10,509.35           10,615.18
10/31/1996    10,787.24           10,906.03
11/30/1996    11,561.33           11,733.80
12/31/1996    11,423.37           11,503.82
1/31/1997     12,132.53           12,218.21
2/28/1997     12,220.87           12,317.18
3/31/1997     11,735.83           11,804.78
4/30/1997     12,408.96           12,509.53
5/31/1997     13,119.43           13,277.61
6/30/1997     13,727.15           13,869.79
7/31/1997     14,820.68           14,971.05
8/31/1997     13,993.35           14,138.66
9/30/1997     14,755.87           14,913.46
10/31/1997    14,266.68           14,415.35
11/30/1997    14,887.35           15,082.78
12/31/1997    15,168.85           15,342.21
1/31/1998     15,336.19           15,512.51
2/28/1998     16,441.16           16,630.96
3/31/1998     17,279.50           17,482.46
4/30/1998     17,454.65           17,659.04
5/31/1998     17,150.87           17,355.30
6/30/1998     17,849.77           18,059.92
7/31/1998     17,664.21           17,868.49
8/31/1998     15,095.58           15,284.71
9/30/1998     16,066.65           16,264.46
10/31/1998    17,368.66           17,586.76
11/30/1998    18,418.96           18,652.51
12/31/1998    19,484.37           19,726.90
1/31/1999     20,295.65           20,551.48
2/28/1999     19,668.88           19,912.33
3/31/1999     20,463.80           20,708.82
4/30/1999     21,252.00           21,510.26
5/31/1999     20,743.26           21,002.61
6/30/1999     21,904.36           22,168.26
7/31/1999     21,220.30           21,476.61
8/31/1999     21,115.14           21,369.23
9/30/1999     20,540.56           20,783.71
10/31/1999    21,833.37           22,099.32
11/30/1999    22,274.39           22,547.93
12/31/1999    23,592.37           23,876.01
1/31/2000     22,400.10           22,677.43
2/29/2000     21,977.89           22,248.83
3/31/2000     24,119.90           24,424.76
4/30/2000     23,394.26           23,689.58
5/31/2000     22,909.53           23,203.94
6/30/2000     23,474.64           23,774.76
7/31/2000     23,107.54           23,403.87
8/31/2000     24,545.85           24,857.25
9/30/2000     23,244.68           23,544.79
10/31/2000    23,145.58           23,445.90
11/30/2000    21,325.98           21,598.37
12/31/2000    21,433.41           21,704.20
1/31/2001     22,190.96           22,474.70
2/28/2001     20,163.63           20,425.00
3/31/2001     18,884.26           19,132.10
4/30/2001     20,349.88           20,618.67
5/31/2001     20,490.26           20,756.81
6/30/2001     19,989.35           20,252.42
7/31/2001     19,791.38           20,053.95
8/31/2001     18,550.00           18,798.57
9/30/2001     17,054.83           17,279.65
10/31/2001    17,378.41           17,609.69
11/30/2001    18,705.83           18,960.35
12/31/2001    18,866.25           19,127.20


 TOP TEN HOLDINGS (as of December 31, 2001)


                                         % of      six months ago
                                      Investments % of Investments

General Electric Co.                     3.8%           3.7%
Microsoft Corp.                          3.4%           3.3%
Exxon Mobil Corp.                        2.6%           2.5%
Citigroup, Inc.                          2.5%           2.3%
Wal-Mart Stores, Inc.                    2.5%           2.4%
Pfizer, Inc.                             2.4%           2.6%
Intel Corp.                              2.0%           2.1%
International Business Machines Corp.    2.0%           1.9%
American International Group,
Inc.                                     2.0%           2.1%
Johnson & Johnson                        1.7%           1.7%

 AVERAGE ANNUAL TOTAL RETURNS*


                                   Equity Index S&P 500  MorningStar
                                     Fund(1)    Index(2) Peer Group+
                                   ------------ -------- -----------
1 Year                                -11.98%    -11.87%   -14.06%
3 Years                                -1.07      -1.02     -1.72
5 Years                                10.55      10.70      9.18
Since Inception (5/1/96)               11.84      12.13       N/A

 TOP TEN SECTORS (as of December 31, 2001)


                                 % of                          % of
                              Investments                   Investments
Technology                       20.6%    Consumer Staple      7.0%
Financial                        17.4%    Energy               6.7%
Health Care                      13.6%    Consumer Cyclical    6.6%
Capital Equipment                 9.9%    Utility              5.9%
Retail                            7.4%    Basic Material       3.1%

(1)Returns reflect waiver of advisory fee, reimbursement of all non-advisory fund expenses, and extra-ordinary capital contributions of $84,000 in 1996 and $250,000 in 1997.

(2)"Standard & Poor's 500" is a trademark of McGraw-Hill Companies, Inc. and has been licensed for use by John Hancock Life Insurance Company. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all the variable annuity and life sub-accounts within the Morningstar variable universe having a Large Blend investment category.

                                                         Inception: May 1, 1996

  LARGE CAP VALUE FUND
  T. ROWE PRICE ASSOCIATES, INC.
                                                                 Brian C. Rogers

  The fund outperformed its benchmark--the Russell 1000(R) Value Index--for the 1 year period and the fourth quarter. At the end of the year, financial stocks composed the largest segment in the fund, followed by consumer cyclicals, capital equipment, and energy. Chevron Texaco, Exxon Mobil, Honeywell International, BP, and Union Pacific were our top five holdings.

  Stocks limped across the finish line in 2001. The major market indices inched higher in December, continuing the rally that began two weeks after the terrorist attacks on September 11, although the rally ran out of steam at year-end. From their September troughs, the S&P 500 climbed 19% through the end of the year, the Dow Jones Industrial Average rose 22%, and the Nasdaq Composite surged 37%. The picture was different for the year overall. The S&P 500 and Nasdaq Composite concluded their worst two-year performances in nearly three decades, while the Dow suffered its first back-to-back losses since 1977-8. The fund, however, outpaced the indexes and managed a slight gain for the year.

  Looking ahead to 2002, we are looking for a pickup in economic activity by mid-year. The Fed appears willing to ease further if necessary, and the fiscal stimulus engendered by recent and future tax cuts should boost economic results in the year ahead. We anticipate gains in the market overall, and we are bullish about the prospects for the equity income sectors in which we invest. However, because of the sharp recovery in most markets during the fourth quarter, the gains are likely to be modest until the corporate earnings environment comes into better focus later in 2002.

                                     [CHART]

             Large Cap Value Fund    Russell 1000(R) Value Index
             --------------------    ---------------------------

4/30/1996         10,000.00                  10,000.00
5/31/1996         10,190.10                  10,125.00
6/30/1996         10,255.44                  10,133.10
7/31/1996          9,976.73                   9,750.07
8/31/1996         10,186.40                  10,028.92
9/30/1996         10,618.31                  10,428.07
10/31/1996        10,859.97                  10,831.64
11/30/1996        11,451.49                  11,616.93
12/31/1996        11,390.49                  11,468.24
1/31/1997         11,698.63                  12,024.44
2/28/1997         11,978.55                  12,201.20
3/31/1997         11,723.70                  11,761.96
4/30/1997         12,015.78                  12,255.96
5/31/1997         12,581.98                  12,941.07
6/30/1997         13,059.33                  13,496.24
7/31/1997         13,805.38                  14,511.16
8/31/1997         13,446.75                  13,994.56
9/30/1997         14,081.22                  14,839.84
10/31/1997        13,702.79                  14,425.80
11/30/1997        14,220.24                  15,063.42
12/31/1997        14,643.15                  15,503.28
1/31/1998         14,538.38                  15,283.13
2/28/1998         15,249.44                  16,311.68
3/31/1998         15,953.52                  17,309.96
4/30/1998         15,868.52                  17,425.94
5/31/1998         15,597.70                  17,168.03
6/30/1998         15,560.91                  17,387.78
7/31/1998         15,106.21                  17,081.76
8/31/1998         13,634.12                  14,539.99
9/30/1998         14,372.95                  15,374.59
10/31/1998        15,260.79                  16,566.12
11/30/1998        15,883.54                  17,338.10
12/31/1998        15,998.55                  17,927.60
1/31/1999         15,599.14                  18,071.02
2/28/1999         15,469.51                  17,816.21
3/31/1999         15,888.98                  18,185.01
4/30/1999         17,600.38                  19,883.49
5/31/1999         17,468.51                  19,664.77
6/30/1999         17,931.74                  20,235.05
7/31/1999         17,537.40                  19,642.16
8/31/1999         17,002.92                  18,913.44
9/30/1999         16,393.18                  18,251.47
10/31/1999        16,973.31                  19,302.75
11/30/1999        16,677.76                  19,152.19
12/31/1999        16,523.23                  19,244.12
1/31/2000         15,751.49                  18,616.76
2/29/2000         14,460.48                  17,233.54
3/31/2000         16,066.35                  19,336.03
4/30/2000         16,208.49                  19,111.73
5/31/2000         16,986.85                  19,312.41
6/30/2000         16,140.25                  18,429.83
7/31/2000         16,307.88                  18,660.20
8/31/2000         17,099.71                  19,697.71
9/30/2000         17,217.75                  19,878.93
10/31/2000        18,042.94                  20,367.95
11/30/2000        17,844.82                  19,612.30
12/31/2000        18,666.73                  20,594.87
1/31/2001         18,862.89                  20,675.19
2/28/2001         18,596.01                  20,100.42
3/31/2001         18,091.65                  19,390.88
4/30/2001         18,860.08                  20,341.03
5/31/2001         19,493.18                  20,798.71
6/30/2001         19,103.75                  20,336.97
7/31/2001         19,164.93                  20,294.27
8/31/2001         18,812.38                  19,480.47
9/30/2001         17,549.96                  18,109.04
10/31/2001        17,546.13                  17,953.30
11/30/2001        18,572.03                  18,996.39
12/31/2001        18,899.46                  19,442.81

 TOP TEN HOLDINGS (as of December 31, 2001)


                                           % of      six months ago
                                        Investments % of Investments

ChevronTexaco Corp.                        2.6%           2.6%
Exxon Mobil Corp.                          2.3%           2.3%
Honeywell International, Inc.              1.9%           1.9%
BP Amoco PLC                               1.9%           1.9%
Union Pacific Corp.                        1.8%           1.8%
American Home Products Corp.               1.7%           1.7%
Lockheed Martin Corp.                      1.6%           1.6%
FleetBoston Financial Corp.                1.6%           1.7%
Verizon Communications                     1.6%           1.6%
Waste Management, Inc.                     1.6%           1.5%

 AVERAGE ANNUAL TOTAL RETURNS*


                                   Large Cap  Russell 1000(R) MorningStar
                                   Value Fund   Value Index   Peer Group+
                                   ---------- --------------- -----------
1 Year                                1.25%        -5.59%        -4.54
3 Years                               5.71          2.74          3.03
5 Years                              10.66         11.14          8.97
Since Inception (5/1/96)             11.87         12.45           N/A

 TOP TEN SECTORS (as of December 31, 2001)


                                      % of                       % of
                                   Investments                Investments
Financial                             19.9%    Utility           8.4%
Consumer Cyclical                     11.6%    Technology        7.9%
Capital Equipment                     11.4%    Basic Material    7.2%
Energy                                11.2%    Health Care       6.2%
Consumer Staple                        9.1%    Retail            3.4%

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large Value investment category.

                                                     Inception: August 31, 1999

  LARGE CAP VALUE CORE/SM/ FUND
  GOLDMAN SACHS ASSET MANAGEMENT
                                                              Brown/Jones/Pinter

 During the one-year period, the Fund returned -4.75%, outperforming its benchmark--the Russell 1000(R) Value Index.

 The Fund's strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. The diversification of our models typically adds value because, when one theme doesn't work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average.

 For the year, the CORE themes ended on a positive note, with Profitability leading the positive contributions to excess return. Valuation also posted strong returns, and Earnings Quality followed closely behind. Momentum and Fundamental Research were both down for the year. Strong stock selection within the Energy and Consumer Services sectors helped returns, though we lagged the benchmark in the Utilities and Health Care sectors.

 Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer names favored by fundamental research analysts and with strong profit margin and sustainable earnings. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

                                     [CHART]

        Large Cap Value CORE/SM/ Fund       Russell 1000/R/ Value Index
        -----------------------------       ---------------------------

8/31/1999       10,001.30                     10,000.00
9/30/1999       9,710.99                       9,650.00
10/31/1999      10,331.58                     10,205.84
11/30/1999      10,222.01                     10,126.23
12/31/1999      10,357.99                     10,174.84
1/31/2000       9,966.70                       9,843.14
2/29/2000       9,306.14                       9,111.80
3/31/2000       10,353.69                     10,223.43
4/30/2000       10,235.53                     10,104.84
5/31/2000       10,315.02                     10,210.94
6/30/2000       9,925.40                       9,744.30
7/31/2000       10,094.18                      9,866.11
8/31/2000       10,735.04                     10,414.66
9/30/2000       10,780.50                     10,510.48
10/31/2000      10,929.67                     10,769.04
11/30/2000      10,420.97                     10,369.50
12/31/2000      10,888.02                     10,889.02
1/31/2001       10,869.92                     10,931.48
2/28/2001       10,559.13                     10,627.59
3/31/2001       10,161.18                     10,252.43
4/30/2001       10,769.26                     10,754.80
5/31/2001       11,024.65                     10,996.79
6/30/2001       10,815.74                     10,752.66
7/31/2001       10,813.92                     10,730.08
8/31/2001       10,328.29                     10,299.80
9/30/2001       9,640.82                       9,574.70
10/31/2001      9,619.47                       9,492.35
11/30/2001      10,113.73                     10,043.86
12/31/2001      10,370.41                     10,279.89


 TOP TEN HOLDINGS (as of December 31, 2001)


                                    % of      six months ago
                                 investments % of investments
Exxon Mobil Corp.                   4.1%           4.7%
Citigroup, Inc.                     4.0%           4.0%
Bank of America Corp.               2.8%           2.9%
Procter & Gamble Co.                2.4%           2.5%
Verizon Communications              2.2%           2.3%
JP Morgan Chase & Co.               1.8%           0.7%
Federal National Mortgage Assoc.    1.8%           1.9%
Merck & Co., Inc.                   1.7%           0.5%
General Motors Corp.                1.6%           1.7%
AT&T Corp.                          1.2%           1.2%

 AVERAGE ANNUAL TOTAL RETURNS*


                    Large Cap       Russell 1000(R) MorningStar
                Value CORE/SM/ Fund   Value Index   Peer Group+
                -----------------   --------------- -----------
1 Year                -4.75%             -5.59%        -4.54%
Since Inception
(8/31/99)              1.57               1.19           N/A

 TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2001)


                     % of                          % of
                  investments                   investments
Financial            27.6%    Consumer Staple      7.0%
Technology           11.0%    Health Care          6.3%
Consumer Cyclical    10.9%    Capital Equipment    5.4%
Energy               9.7%     Basic Material       4.4%
Utility              9.3%     Retail               3.9%

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all the variable annuity and life sub-accounts within the MorningStar variable universe having a Large Value investment style.

                                                      Inception: March 29, 1986

  LARGE CAP GROWTH FUND
  INDEPENDENCE INVESTMENT LLC
                                                                  Mark C. Lapman

  Despite negative economic news, the market rebounded strongly in the fourth quarter, anticipating a potential economic recovery in the second half of 2002. There was a notable resurgence in growth stocks, and although the market continued to be volatile, we are pleased to report that your portfolio outperformed the Russell 1000(R) Growth Index for the fourth quarter as well as for the year.

  Strong stock selection broadly across most sectors was the primary driver of outperformance in the quarter and the 1 year period. For the quarter, after a sustained period of weakness, technology was the best performing sector in the Russell 1000(R) Growth Index. Semiconductor names were particularly strong and our holdings in select semiconductor capital equipment names performed well. Performance of selected software and hardware stocks, was also strong.

  In retailing, there was a large divergence in fourth quarter sales results as the strong got stronger and the weak got weaker. Selected retailers benefited at the expense of other retailers. Helped both by strength in home refinancings and an increased nesting mentality in reaction to September 11th, selected home retailer holdings also performed well.

  In sum, we are pleased to report consistent, value-added results during the fourth quarter and during this volatile year. As always, we continue to make enhancements to our process, which have served us well over the last couple of years, and we look forward to 2002, which we expect to be a better year for the stock market.

                                     [CHART]

                  Large Cap Growth Fund         Russell 1000(R) Growth Index
                 -----------------------       -------------------------------

 12/31/1991             $10,000.00                    $10,000.00
  1/31/1992              $9,847.54                     $9,758.00
  2/28/1992              $9,958.41                     $9,772.64
  3/31/1992              $9,780.64                     $9,505.84
  4/30/1992             $10,089.22                     $9,574.29
  5/29/1992             $10,205.56                     $9,645.14
  6/30/1992             $10,123.84                     $9,403.04
  7/31/1992             $10,485.86                     $9,824.30
  8/31/1992             $10,290.18                     $9,704.44
  9/30/1992             $10,391.83                     $9,817.01
 10/30/1992             $10,404.71                     $9,964.27
 11/30/1992             $10,790.18                    $10,397.72
 12/31/1992             $10,994.01                    $10,500.65
  1/29/1993             $11,097.58                    $10,379.90
  2/26/1993             $11,299.85                    $10,215.89
  3/31/1993             $11,642.36                    $10,413.06
  4/30/1993             $11,222.81                     $9,996.54
  5/28/1993             $11,559.05                    $10,346.42
  6/30/1993             $11,727.63                    $10,251.23
  7/30/1993             $11,637.24                    $10,067.73
  8/31/1993             $12,141.97                    $10,480.51
  9/30/1993             $12,293.09                    $10,402.95
 10/29/1993             $12,478.42                    $10,692.16
 11/30/1993             $12,341.59                    $10,621.59
 12/31/1993             $12,511.72                    $10,805.34
  1/31/1994             $12,891.60                    $11,054.94
  2/28/1994             $12,492.26                    $10,853.74
  3/31/1994             $12,088.24                    $10,329.51
  4/29/1994             $12,325.62                    $10,378.06
  5/31/1994             $12,285.71                    $10,534.77
  6/30/1994             $12,101.93                    $10,223.99
  7/29/1994             $12,404.49                    $10,573.65
  8/31/1994             $12,838.48                    $11,162.60
  9/30/1994             $12,453.74                    $11,009.67
 10/31/1994             $12,572.34                    $11,269.50
 11/30/1994             $12,205.33                    $10,908.88
 12/30/1994             $12,388.57                    $11,092.15
  1/31/1995             $12,620.85                    $11,328.41
  2/28/1995             $13,098.64                    $11,803.07
  3/31/1995             $13,395.38                    $12,148.90
  4/28/1995             $13,726.49                    $12,414.96
  5/31/1995             $14,193.48                    $12,848.24
  6/30/1995             $14,432.05                    $13,344.19
  7/31/1995             $14,899.34                    $13,899.31
  8/31/1995             $15,013.67                    $13,914.59
  9/29/1995             $15,623.06                    $14,556.06
 10/31/1995             $15,443.31                    $14,566.25
 11/30/1995             $16,084.60                    $15,132.87
 12/29/1995             $16,308.81                    $15,219.13
  1/31/1996             $16,691.08                    $15,728.97
  2/29/1996             $16,887.90                    $16,016.81
  3/29/1996             $17,101.89                    $16,037.63
  4/30/1996             $17,389.87                    $16,459.42
  5/31/1996             $17,773.85                    $17,033.86
  6/28/1996             $17,753.70                    $17,057.70
  7/31/1996             $16,573.57                    $16,058.12
  8/30/1996             $17,102.58                    $16,472.42
  9/30/1996             $18,149.55                    $17,671.62
 10/31/1996             $18,283.75                    $17,777.64
 11/29/1996             $19,610.54                    $19,112.75
 12/31/1996             $19,288.27                    $18,738.14
  1/31/1997             $20,391.94                    $20,051.68
  2/28/1997             $20,543.10                    $19,915.33
  3/31/1997             $19,576.39                    $18,837.91
  4/30/1997             $20,611.78                    $20,088.75
  5/30/1997             $21,798.26                    $21,539.15
  6/30/1997             $22,661.27                    $22,400.72
  7/31/1997             $24,848.32                    $24,380.94
  8/29/1997             $23,611.50                    $22,954.66
  9/30/1997             $25,082.27                    $24,084.03
 10/31/1997             $24,071.76                    $23,192.92
 11/28/1997             $24,966.23                    $24,178.62
 12/31/1997             $25,246.95                    $24,449.42
  1/31/1998             $25,921.76                    $25,180.46
  2/27/1998             $28,374.36                    $27,074.03
  3/31/1998             $29,980.07                    $28,154.28
  4/30/1998             $30,207.27                    $28,542.81
  5/29/1998             $29,555.50                    $27,732.19
  6/30/1998             $31,023.58                    $29,429.40
  7/31/1998             $30,873.05                    $29,235.17
  8/31/1998             $26,038.54                    $24,846.97
  9/30/1998             $27,561.85                    $26,755.22
 10/30/1998             $29,638.70                    $28,906.34
 11/30/1998             $31,993.11                    $31,106.11
 12/31/1998             $35,222.20                    $33,911.88
  1/29/1999             $37,182.91                    $35,902.51
  2/26/1999             $35,392.79                    $34,261.76
  3/31/1999             $36,883.08                    $36,067.36
  4/30/1999             $37,426.71                    $36,114.24
  5/28/1999             $36,343.81                    $35,005.54
  6/30/1999             $39,050.32                    $37,455.93
  7/30/1999             $37,757.78                    $36,264.83
  8/31/1999             $37,973.90                    $36,855.94
  9/30/1999             $37,103.46                    $36,081.97
 10/29/1999             $39,278.69                    $38,806.16
 11/30/1999             $40,603.84                    $40,897.81
 12/31/1999             $43,699.65                    $45,151.18
  1/31/2000             $41,084.62                    $43,033.59
  2/29/2000             $42,383.14                    $45,137.93
  3/31/2000             $46,903.49                    $48,369.81
  4/28/2000             $45,309.91                    $46,067.41
  5/31/2000             $43,669.59                    $43,745.61
  6/30/2000             $46,196.14                    $47,061.53
  7/31/2000             $44,694.65                    $45,099.06
  8/31/2000             $49,056.42                    $49,180.53
  9/29/2000             $43,917.51                    $44,528.05
 10/31/2000             $42,612.05                    $42,421.87
 11/30/2000             $36,937.27                    $36,168.89
 12/29/2000             $35,883.63                    $35,025.95
  1/31/2001             $37,962.46                    $37,446.24
  2/28/2001             $31,889.34                    $31,087.87
  3/30/2001             $28,331.14                    $27,705.51
  4/30/2001             $32,226.75                    $31,210.26
  5/31/2001             $31,845.82                    $30,751.47
  6/30/2001             $31,180.62                    $30,038.03
  7/31/2001             $30,232.08                    $29,287.08
  8/31/2001             $28,045.30                    $26,891.40
  9/28/2001             $25,373.93                    $24,207.64
 10/31/2001             $26,912.10                    $25,478.54
 11/30/2001             $29,494.59                    $27,927.03
 12/31/2001             $29,572.72                    $27,873.96


 TOP TEN HOLDINGS (as of December 31, 2001)


                                      % of      six months ago
                                   Investments % of Investments

General Electric Co.                  6.6%           6.4%
Pfizer, Inc.                          6.3%           6.9%
Microsoft Corp.                       5.5%           5.4%
Intel Corp.                           4.8%           5.1%
American Home Products Corp.          3.2%           3.2%
Cisco Systems, Inc.                   3.0%           1.8%
American International Group, Inc.    2.6%           2.8%
Home Depot, Inc.                      2.6%           2.4%
Johnson & Johnson                     2.5%           2.4%
Lowe's Cos., Inc.                     2.2%           2.2%

 AVERAGE ANNUAL TOTAL RETURNS*


          Large Cap  Russell 1000(R) MorningStar
         Growth Fund  Growth Index   Peer Group+
         ----------- --------------- -----------
1  Year    -17.54%       -20.42%       -23.84%
3  Years    -5.64           -6.33       -2.54
5  Years     8.94           8.27         8.78
10 Years    11.46          10.79        11.28

 TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2001)


                     % of                          % of
                  Investments                   Investments
Technology           33.9%    Consumer Cyclical    5.2%
Health Care          26.0%    Consumer Staple      2.9%
Retail               11.1%    Energy               1.3%
Capital Equipment    10.7%    Governmental         1.2%
Financial             6.9%    Basic Material       0.5%

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are additional risks associated with a nondiversified fund, as outlined in the current prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large Growth investment category. Prior to May 1996 (concurrent with the Fund's strategy change), the peer group represents the Large Cap Growth investment category.

                                                     Inception: August 31, 1999

  LARGE CAP AGGRESSIVE GROWTH FUND
  ALLIANCE CAPITAL MANAGEMENT L.P.
                                                         J. Fogarty/A. Harrison


 For the year, the Fund returned -14.69% outperforming its benchmark--the Russell 1000(R) Growth Index . For the 1 year period, outperformance compared to the Russell 1000(R) Growth Index is due to both favorable stock selection specifically in financial services and consumer discretionary (retail) as well as sector allocation decisions (overweight financials and underweight technology).

 Financial services performed well in 2001, as they were able to generate larger lending profits assisted by the eleven-interest rate cuts by the U.S. Federal Reserve. Within consumer discretionary, discount retailer and home improvement stores rose as many consumers shifted buying trends to lower price point and "do it yourself" retailers. Despite consumer confidence dropping immediately after September 11, consumer confidence rebounded in time for many retailers to experience better than expected holiday sales.

 We continue to be encouraged by the recent positive economic data released in 2001 that indicate that the economy has bottomed and is poised for growth. Despite these positive data points, we will keep a watchful eye on slowing overseas economies and any signs of consumer spending weakening. We are also attentive to the possibility that share prices may be ahead of earnings prospects on a short-term basis. We respect the belief that the market's recent rally may be tested early in 2002 when companies may begin to warn that results may disappoint or fail to meet expectations, particularly in the technology sector. We also recognize that notwithstanding the optimistic outlook for a recovery in 2002, it is important to acknowledge that the months following the September 11 attacks may have exhibited more variability, for instance in economic data, than under "normal" circumstances.

 We feel the best approach is to continue positioning the Fund in a "barbell" fashion, with steady growth stocks at one extreme and higher growth and more cyclical (technology and brokerage) stocks at the other extreme.

                                     [CHART]

          Large Cap Aggressive Growth Fund      Russell 1000(R) Growth Index
          --------------------------------      ----------------------------

8/31/1999              10,000.00                        10,000.00
9/30/1999               9,947.52                         9,790.00
10/31/1999             10,811.20                        10,529.15
11/30/1999             11,538.65                        11,097.72
12/31/1999             12,017.99                        12,251.88
1/31/2000              11,465.11                        11,677.27
2/29/2000              11,568.56                        12,248.29
3/31/2000              12,833.21                        13,125.26
4/30/2000              12,363.75                        12,500.50
5/31/2000              11,692.21                        11,870.48
6/30/2000              12,284.41                        12,770.26
7/31/2000              12,150.59                        12,237.74
8/31/2000              12,933.21                        13,345.25
9/30/2000              11,513.32                        12,082.79
10/31/2000             11,116.10                        11,511.28
11/30/2000              9,850.35                         9,814.51
12/31/2000              9,761.80                         9,504.38
1/31/2001              10,390.26                        10,161.13
2/28/2001               8,771.05                         8,435.77
3/31/2001               8,017.74                         7,517.96
4/30/2001               8,817.90                         8,468.98
5/31/2001               8,853.13                         8,344.48
6/30/2001               8,515.21                         8,150.89
7/31/2001               8,402.89                         7,947.12
8/31/2001               7,741.86                         7,297.05
9/30/2001               7,248.77                         6,568.80
10/31/2001              7,531.95                         6,913.66
11/30/2001              8,238.03                         7,578.07
12/31/2001              8,327.36                         7,563.67



 TOP TEN HOLDINGS (as of December 31, 2001)


                                    % of     six months ago
                                 investments % of investment
Pfizer, Inc.                        5.5%          6.0%
General Electric Co.                5.5%          5.6%
Tyco International, Ltd.            5.2%          5.8%
MBNA Corp.                          4.7%          4.6%
Kohl's Corp.                        4.6%          4.5%
Citigroup, Inc.                     4.5%          4.6%
Nokia Oyj                           4.3%          4.0%
Home Depot, Inc.                    4.1%          3.8%
Federal Home Loan Mortgage Corp.    3.9%          3.9%
Microsoft Corp.                     3.7%          3.6%

 AVERAGE ANNUAL TOTAL RETURNS*


                Large Cap Aggressive Russell 1000(R) MorningStar
                    Growth Fund       Growth Index   Peer Group+
                -------------------- --------------- -----------
1 Year                 -14.69%           -20.42%       -23.84%
Since Inception
(8/31/99)               -7.52             -11.28          N/A

 TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2001)


               % of                          % of
            Investments                   Investments
Technology     24.6%    Capital Equipment    11.7%
Health Care    18.9%    Consumer Cyclical     7.8%
Financial      16.2%    Governmental          5.8%
Retail         13.5%    Consumer Staple       1.5%

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are additional risks associated with a nondiversified fund, as outlined in the current prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a Large Growth investment category.

                                                     Inception: August 31, 1999

  LARGE/MID CAP VALUE FUND
  WELLINGTON MANAGEMENT COMPANY, LLP
                                                              D. Chu/L. Gabriel


 For the year, the Large/Mid Cap Value Fund declined 7.0%, underperforming its benchmark--the Russell 1000(R) Value Index.

 The past year was another tough one for the equity markets but among the larger cap stocks value again outperformed growth. The Russell 1000(R) Value Index lost 5.6% during the year outperforming by a wide margin the Russell 1000(R) Growth Index which fell 20.4%. The Fund's investment approach uses fundamental, or "bottom-up," security analysis to focus on stock selection within industries. Rather than making significant sector bets, industry weights are kept similar to those of the Russell 1000(R) Value Index. Stock selection during the year was strongest within the Financial and Industrial sectors, particularly in the Banks and Capital Goods areas. Conversely, stock selection detracted from benchmark-relative results in the Utilities, Telecommunications, and Health Care Equipment and Consumer Staples sectors.

 While economic weakness may linger for a few months, the bottom of this recession seems very near. The combination of monetary and fiscal stimulus, falling energy bills, and more stable financial markets gives us confidence that recovery will emerge by spring. We forecast annual average real GDP growth of just 0.7% for 2002, but the economy should be growing at an annual rate near 3% by year end. In this environment, inflation will head lower. While the Federal Reserve may soon be through cutting interest rates, it will be some time before they contemplate tightening policy.

 Though we still need to acknowledge the geopolitical risks that confront the world post-September 11, we are optimistic that the US economy and financial markets can weather the uncertainties. Our conviction in an improving US economy has risen since last quarter, and we are now more confident that an economic recovery will begin to show signs by mid-2002. The recession that now officially began in March 2001 will turn out to be one of the mildest on record.

                                     [CHART]

                  Russell 1000(R) Value Index      Large/Mid Cap Value Fund
                  ---------------------------      ------------------------

31-Aug-1999               10,000.00                       10,000.00
30-Sep-1999                9,650.00                        9,787.13
31-Oct-1999               10,205.84                       10,352.08
30-Nov-1999               10,126.23                       10,294.94
31-Dec-1999               10,174.84                       10,472.48
31-Jan-2000                9,843.14                       10,030.71
29-Feb-2000                9,111.80                        9,613.85
31-Mar-2000               10,223.43                       10,829.48
30-Apr-2000               10,104.84                       10,444.72
31-May-2000               10,210.94                       10,607.42
30-Jun-2000                9,744.30                       10,217.67
31-Jul-2000                9,866.11                       10,451.75
31-Aug-2000               10,414.66                       11,178.92
30-Sep-2000               10,510.48                       11,404.89
31-Oct-2000               10,769.04                       11,709.97
30-Nov-2000               10,369.50                       11,229.41
31-Dec-2000               10,889.02                       11,877.02
31-Jan-2001               10,931.48                       11,882.92
28-Feb-2001               10,627.59                       11,470.78
31-Mar-2001               10,252.43                       11,162.22
30-Apr-2001               10,754.80                       11,708.70
31-May-2001               10,996.79                       11,919.45
30-Jun-2001               10,752.66                       11,613.28
31-Jul-2001               10,730.08                       11,579.16
31-Aug-2001               10,299.80                       11,157.46
30-Sep-2001                9,574.70                       10,311.48
31-Oct-2001                9,492.35                       10,346.72
30-Nov-2001               10,043.86                       10,818.25
31-Dec-2001               10,279.89                       11,046.47

 TOP TEN HOLDINGS (as of December 31, 2001)


                                    % of      six months ago
                                 Investments % of Investments

Citigroup, Inc.                     5.4%           5.3%
Exxon Mobil Corp.                   5.3%           5.3%
Verizon Communications              3.4%           3.7%
Federal National Mortgage Assoc.    3.3%           2.8%
Merrill Lynch & Co., Inc.           2.8%           2.7%
ChevronTexaco Corp.                 2.5%           2.5%
Tyco International, Ltd.            2.4%           2.3%
Procter & Gamble Co.                2.4%           2.4%
MBIA, Inc.                          2.0%           1.9%
PNC Bank Corp.                      1.9%           1.7%

 AVERAGE ANNUAL TOTAL RETURNS*


                Large/Mid Cap Russell 1000(R) MorningStar
                 Value Fund     Value Index   Peer Group+
                ------------- --------------- -----------
1 Year              -6.99%         -5.59%         .01%
Since Inception
(8/31/99)            4.35           1.19          N/A

 TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2001)

                     % of                          % of
                  Investments                   Investments
Financial            26.2%    Consumer Staple      7.6%
Energy               10.9%    Capital Equipment    6.6%
Technology           10.6%    Basic Material       5.8%
Utility               8.6%    Health Care          5.5%
Consumer Cyclical     8.3%    Retail               4.9%

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a 50% weighting of the Large Cap Value category and a 50% weighting of the Mid Cap Value category.

                                                     Inception: August 31, 1999

  FUNDAMENTAL GROWTH FUND
  PUTNAM INVESTMENTS
                                                               Eric M. Wetlaufer

 The Fund lagged the benchmark Russell Mid Cap(TM) Growth Index, returning -32.23% for the 12-month period.

 For the 1 year period, the greatest hindrance to relative performance for the year was the technology sector, followed by health care. In the electronics segment within technology, several of the Fund's semiconductor holdings lagged the market (PMC Sierra) as a dramatic drop in demand made this a challenging period for the industry. Software (Tibco, Micromuse) also hindered returns. Software demand generally maintains its strength due to the high return-on-investment associated with a customer's technology purchase. This year, however, the U.S. economic downturn was severe enough to prompt companies to cut even these high return-on-investment purchases, resulting in an unexpected and steep drop off in software demand. In the health-care sector, weakness in pharmaceutical holdings also restrained performance (Shire Pharmaceuticals, Inhale Therapeutic).

 Stock selection in the utilities sector was the greatest contributor to relative performance during the year due to robust results from independent power producers (Calpine, Mirant). Underweighting weak communications services benefited relative performance, combined with adept stock selection within the sector (Telephone and Data Systems).

 We believe that the rebound in global equity markets since mid-September heralds the onset of a healthier investment climate for stocks in 2002. Prospects for a U.S.-led upturn in economic growth appear to be improving, which should lead to a recovery in corporate profits.

 Looking ahead, the Fund's current positioning, while driven by our bottom-up process, includes overweights in the financial (regional banks, credit cards) and consumer staples (restaurants, food distribution) sectors and underweights in consumer cyclicals and health care.

                                     [CHART]

              Fundamental Growth Fund     Russell Mid Cap(TM) Growth Index
              -----------------------     --------------------------------

31-Aug-99           10,000.00                      10,000.00
30-Sep-99           10,000.46                       9,915.00
31-Oct-99           10,835.61                      10,681.43
30-Nov-99           12,529.18                      11,788.03
31-Dec-99           15,457.31                      13,828.53
31-Jan-00           15,971.69                      13,825.77
29-Feb-00           22,029.65                      16,731.94
31-Mar-00           18,800.95                      16,748.68
30-Apr-00           16,531.98                      15,122.38
31-May-00           14,460.68                      14,019.96
30-Jun-00           18,224.49                      15,507.48
31-Jul-00           17,401.55                      14,525.85
31-Aug-00           18,979.45                      16,716.35
30-Sep-00           18,950.32                      15,898.92
31-Oct-00           17,464.99                      14,811.43
30-Nov-00           13,822.29                      11,592.91
31-Dec-00           14,988.72                      12,203.86
31-Jan-01           15,137.52                      12,900.70
28-Feb-01           12,556.69                      10,668.88
31-Mar-01           10,435.26                       9,142.16
30-Apr-01           12,128.32                      10,666.16
31-May-01           12,013.25                      10,616.03
30-Jun-01           11,811.06                      10,621.33
31-Jul-01           10,738.12                       9,905.46
31-Aug-01            9,931.85                       9,187.31
30-Sep-01            8,117.67                       7,668.65
31-Oct-01            8,823.48                       8,474.62
30-Nov-01            9,770.93                       9,387.34
31-Dec-01           10,157.18                       9,744.06

 TOP TEN HOLDINGS (as of December 31, 2001)


                                  % of      six months ago
                               Investments % of Investments

Convergys Corp.                   2.8%           2.6%
PerkinElmer, Inc.                 2.7%           2.0%
Starbucks Corp.                   2.6%           2.4%
MedImmune, Inc.                   2.2%           2.2%
TJX Cos., Inc.                    2.0%           2.0%
Interpublic Group Cos., Inc.      2.0%           2.0%
Peregrine Systems, Inc.           1.9%           2.1%
Univision Communications, Inc.    1.8%           1.7%
Lamar Advertising Co.             1.7%           1.6%
Veritas Software Corp.            1.7%           1.9%

 AVERAGE ANNUAL TOTAL RETURNS*


                Fundamental Russell Mid Cap(TM) MorningStar
                Growth Fund    Growth Index     Peer Group+
                ----------- ------------------- -----------
1 Year            -32.23%         -20.16%         -24.05%
Since Inception
(8/31/99)           0.67           -1.11             N/A

 TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2001)

               % of                          % of
            Investments                   Investments
Technology     35.4%    Capital Equipment    5.7%
Health Care    21.7%    Consumer Cyclical    5.7%
Financial      11.5%    Consumer Staple      2.9%
Retail         9.2%     Transportation       1.2%
Energy         5.9%     Utility              0.7%

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a Mid Cap Growth investment category.

                                                         Inception: May 1, 1996

  MID CAP GROWTH FUND
  JANUS

                                                                   James P. Goff

  For the year, the Mid Cap Growth Fund declined 36.93%. This compares with a 20.16% drop in the Russell Mid Cap(TM) Growth Index.

  There is no question this year's performance, even within the context of a very difficult market environment, has been disappointing. Despite the negative performance, most of our holdings met or exceeded our original earnings expectations throughout the latter part of the year in spite of the fundamental changes brought on by an economic recession and the events of September 11.

  Over the past year we've modified the growth criteria used when selecting companies for the Fund. During the fourth quarter, we also lowered the growth "hurdle rate" from 20% to 15% in the current growth environment--a rate that can better allow us to maintain sufficient balance in the Fund.

  We are also finding new investments across a broad range of industries and themes. New holdings such as energy service provider Kinder Morgan, transaction processing concern Concord EFS and advanced graphics chip-maker NVIDIA reflect this effort. We still remain committed to some of our longer-term holdings--one such position being cellular tower operator Crown Castle, which lost ground during the year.

  We believe the Fund is well positioned regardless of the economic climate. While periods such as this are difficult to navigate, we look forward to the coming months with a growing sense of optimism.

                         [CHART]

             Mid Cap    Russell Mid Cap(TM)
           Growth Fund   Growth Index
           -----------  -------------------

4/30/1996   $10,000.00    $10,000.00
5/31/1996    10,251.79     10,204.00
6/30/1996    10,020.18      9,895.84
7/31/1996     9,186.41      9,127.92
8/31/1996     9,881.14      9,621.74
9/30/1996    10,473.40     10,232.72
10/31/1996   10,325.04     10,113.00
11/30/1996   10,408.08     10,708.66
12/31/1996   10,268.97     10,528.75
1/31/1997     9,993.70     10,994.12
2/28/1997     9,826.76     10,752.25
3/31/1997     9,079.40     10,144.75
4/30/1997     9,186.08     10,393.30
5/31/1997    10,176.45     11,324.53
6/30/1997    10,693.34     11,638.22
7/31/1997    10,906.54     12,752.00
8/31/1997    10,949.96     12,627.03
9/30/1997    11,734.37     13,265.96
10/31/1997   11,385.11     12,601.34
11/30/1997   11,546.73     12,733.65
12/31/1997   11,979.95     12,900.46
1/31/1998    11,743.17     12,668.25
2/28/1998    12,727.51     13,859.07
3/31/1998    13,428.86     14,439.76
4/30/1998    13,655.58     14,636.14
5/31/1998    13,098.04     14,034.60
6/30/1998    14,210.98     14,431.78
7/31/1998    14,045.44     13,814.10
8/31/1998    11,448.27     11,176.99
9/30/1998    12,369.61     12,021.97
10/31/1998   13,332.17     12,906.78
11/30/1998   14,294.91     13,776.70
12/31/1998   16,660.12     15,203.97
1/31/1999    17,538.89     15,660.08
2/28/1999    16,892.48     14,894.31
3/31/1999    19,063.51     15,723.92
4/30/1999    20,312.55     16,440.93
5/31/1999    20,063.39     16,228.84
6/30/1999    21,163.77     17,361.62
7/31/1999    20,863.44     16,809.52
8/31/1999    21,976.72     16,634.70
9/30/1999    22,827.71     16,493.30
10/31/1999   26,426.65     17,768.23
11/30/1999   29,295.09     19,609.02
12/31/1999   36,370.29     23,003.35
1/31/2000    37,510.20     22,998.75
2/29/2000    44,728.65     27,833.08
3/31/2000    37,360.82     27,860.91
4/30/2000    32,525.11     25,155.62
5/31/2000    30,324.75     23,321.77
6/30/2000    34,861.83     25,796.22
7/31/2000    32,535.05     24,163.31
8/31/2000    36,542.95     27,807.14
9/30/2000    32,968.18     26,447.37
10/31/2000   30,025.02     24,638.37
11/30/2000   21,906.15     19,284.45
12/31/2000   23,328.44     20,300.75
1/31/2001    24,488.20     21,459.92
2/28/2001    18,721.01     17,747.35
3/31/2001    15,605.98     15,207.71
4/30/2001    18,494.59     17,742.83
5/31/2001    18,247.59     17,659.44
6/30/2001    17,498.57     17,668.27
7/31/2001    16,632.90     16,477.43
8/31/2001    15,129.92     15,282.81
9/30/2001    12,868.42     12,756.57
10/31/2001   13,665.54     14,097.28
11/30/2001   14,500.75     15,615.56
12/31/2001   14,712.74     16,208.95

 TOP TEN HOLDINGS (as of December 31, 2001)


                                    % of      six months ago
                                 Investments % of Investments

Kinder Morgan, Inc.                 4.6%           3.5%
Apollo Group, Inc.                  4.5%           5.4%
Cree, Inc.                          4.1%           3.4%
Crown Castle International Corp.    3.7%           3.7%
Human Genome Sciences, Inc.         3.2%           4.0%
Hanover Compressor Co.              2.8%           3.2%
Enzon, Inc.                         2.8%           2.8%
NVIDIA Corp.                        2.8%           1.1%
Andrx Corp.                         2.7%           2.8%
University of Phoenix Online        2.5%           2.4%

 AVERAGE ANNUAL TOTAL RETURNS*


                           Mid Cap   Russell Mid Cap(TM) MorningStar
                         Growth Fund    Growth Index     Peer Group+
                         ----------- ------------------- -----------
1 Year                     -36.93%         -20.16%         -24.05%
3 Years                     -4.06            2.16            1.87
5 Years                      7.46            9.01            8.53
Since Inception (5/1/96)     7.04            8.90             N/A

 TOP SECTOR CLASSIFICATIONS (as of December 31, 2001)


                     % of                          % of
                  Investments                   Investments
Health Care          33.1%    Energy               9.1%
Technology           21.6%    Consumer Cyclical    4.1%
Capital Equipment    15.2%    Transportation       3.9%
Financial            10.8%    Retail               2.3%

* Total returns are for the period ended December 31, 2001. Returns represents past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are additional risks associated with a nondiversified fund, as outlined in the current prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a Mid Cap Growth investment category.

                                                         Inception: May 1, 1998

  SMALL/MID CAP CORE/SM/ FUND
  GOLDMAN SACHS ASSET MANAGEMENT
                                                              Jones/Brown/Pinter

 During the one-year reporting period the Small/Mid Cap CORE Fund returned of 0.53%, underperforming its benchmark the Russell 2500(TM) Index.

 The Fund's strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. The diversification of our models typically adds value because, when one theme doesn't work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average.

 In the Fund, the CORE themes resulted in positive returns for 2001. Of the themes, Profitability contributed the most to positive excess returns. Valuation also posted strong returns. Earnings Quality helped out too, though Momentum and Fundamental Research both ended on a negative note. Small negative exposures to certain risk factors, namely Size and Volatility, also helped returns. Stock selection was strongest within the Consumer Services sector, and struggled the most within the Financial sector.

 Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also expect companies that are favored by fundamental research analysts and that have strong profit margins and sustainable earnings to outperform their peers. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

                        [CHART]

            Small/Mid Cap         Russell
            CORE(TM) Fund      2500(TM) Index

            -------------  -----------------------

4/30/1998     $10,000.00        $10,000.00
5/29/1998       9,576.53          9,536.00
6/30/1998       9,721.11          9,547.44
7/31/1998       9,039.64          8,891.53
8/31/1998       7,377.35          7,214.59
9/30/1998       7,776.24          7,726.83
10/30/1998      7,960.07          8,149.48
11/30/1998      8,422.14          8,552.88
12/31/1998      9,018.54          9,071.19
1/29/1999       8,940.19          9,055.77
2/26/1999       8,305.30          8,460.80
3/31/1999       8,438.16          8,641.86
4/30/1999       9,171.89          9,415.31
5/28/1999       9,250.51          9,561.25
6/30/1999       9,810.43         10,058.43
7/30/1999       9,647.63          9,861.29
8/31/1999       9,346.73          9,552.63
9/30/1999       9,224.22          9,410.30
10/29/1999      9,430.02          9,616.38
11/30/1999      9,887.43         10,159.71
12/31/1999     10,870.98         11,262.03
1/31/2000      10,456.08         11,003.01
2/29/2000      11,807.00         12,591.84
3/31/2000      11,699.80         12,399.19
4/28/2000      11,257.23         11,732.11
5/31/2000      10,720.20         11,168.97
6/30/2000      11,414.25         11,902.77
7/31/2000      11,266.93         11,599.25
8/31/2000      12,208.17         12,597.95
9/29/2000      11,765.57         12,188.51
10/31/2000     11,467.29         11,854.55
11/30/2000     10,396.42         10,811.35
12/29/2000     11,374.55         11,742.20
1/31/2001      11,642.32         12,128.52
2/28/2001      10,940.08         11,347.45
3/30/2001      10,295.97         10,724.47
4/30/2001      11,153.18         11,671.44
5/31/2001      11,433.38         12,022.75
6/30/2001      11,546.24         12,193.48
7/31/2001      11,242.21         11,756.95
8/31/2001      10,944.71         11,371.32
9/28/2001       9,571.68          9,899.87
10/31/2001      9,991.95         10,411.70
11/30/2001     10,814.32         11,254.00
12/31/2001     11,435.35         11,884.00



 TOP TEN HOLDINGS (as of December 31, 2001)


                             % of      six months ago
                          Investments % of Investments

Tech Data Corp.              1.1%           0.7%
Aetna US Healthcare, Inc.    1.0%           0.4%
Diagnostic Products Corp.    0.9%           0.6%
Arrow Electronics, Inc.      0.9%           0.7%
Mohawk Industries, Inc.      0.8%           0.2%
Cephalon, Inc.               0.8%           0.6%
Public Storage, Inc.         0.8%           0.5%
Sherwin-Williams Co.         0.8%           1.0%
Deluxe Corp.                 0.7%           0.5%
Amerisource Bergen Corp.     0.7%           0.9%

 AVERAGE ANNUAL TOTAL RETURNS*


                                   Small/Mid Cap Russell 2500(TM) MorningStar
                                   CORE/SM/ Fund      Index       Peer Group+
                                   ------------- ---------------- -----------
1 Year                                 0.53%           1.22%         -0.55%
3 Years                                8.24            9.42           7.24
Since Inception (5/1/98)               3.72            4.82            N/A

 TOP TEN SECTOR CLASSIFICATION
 (as of December 31, 2001)


                                      % of                        % of
                                   Investments                 Investments
Financial                             21.4%    Basic Material     5.3%
Technology                            18.9%    Retail             5.0%
Capital Equipment                     12.6%    Energy             4.7%
Consumer Cyclical                     12.2%    Consumer Staple    3.3%
Health Care                           12.1%    Utility            2.4%

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe. The peer group represents a 50% weighting of the Mid Cap Blend category and a 50% weighting of the Small Cap Blend style for periods since May 1999.

                                                         Inception: May 1, 1994

  SMALL/MID CAP GROWTH FUND
  WELLINGTON MANAGEMENT COMPANY, LLP
                                                        J. Harrington/F. Boggan


 For the year, the Fund gained 2.83% outperforming its benchmark--the Russell 2500(TM) Growth Index (-10.82%).

 In a difficult equity market the Fund delivered positive returns for the second consecutive year. The past year the Fund derived significant benefits from its stock selection including several holdings that were subjects of announced mergers/acquisitions. Select Health Care and Consumer Discretionary holdings boosted performance. Holding higher-quality companies with strong balance sheets and low debt as well as having minimal exposure to telecom also aided relative performance. Conversely, stock selection in Utilities and to a lesser degree in Technology detracted from results.

 We remain steadfast in our belief that continued strong relative performance should come from a focus on high-quality growth companies selected individually on the basis of our fundamental research. Therefore, our industry over and under-weights will remain moderate, and will be a reflection of where we find the most compelling stock ideas on a bottom-up basis. In identifying new investments for the Fund we continue to focus on quality growth companies selling at what we believe are attractive valuations.

 The fundamental deterioration to the economy that took place in the wake of the September 11th tragedies officially pushed the U.S. economy into a recession. While the economy may stay weak for a few more months, there is anecdotal evidence that the bottom of this recession is near. The combination of monetary and fiscal stimulus, lower energy prices, and the strength in the U.S. equity markets gives us confidence that the economy will begin to grow later this year. Initial signs of strength can be detected in the auto, housing, and personal computer industries.

 The outlook for small and mid cap stocks should continue to be quite favorable for the year ahead as small and mid cap stocks have historically outperformed the broad market in periods following a recession. We are also beginning to see signs of institutions increasing their asset allocation towards small and mid cap stocks. The Small/Mid Cap Growth Fund continues to focus on quality growth companies, with strong balance sheets, and proven management teams. The Fund's large positions in the Information Technology and Health Care sectors leave it well-positioned to benefit from renewed economic growth during 2002.

                               [CHART]

                    Small/Mid             Small/Mid Cap
                 Cap Growth Fund       Growth Benchmark (1)
                -----------------    ----------------------

 4/30/1994          10,000.00              10,000.00
 5/31/1994          10,019.50              10,015.00
 6/30/1994          10,043.35               9,584.36
 7/31/1994          10,066.44               9,849.84
 8/31/1994          10,359.03              10,436.89
 9/30/1994          10,093.81              10,264.68
10/31/1994          10,262.89              10,442.26
11/30/1994           9,992.18               9,981.76
12/31/1994          10,055.96              10,121.50
 1/31/1995           9,933.79              10,242.96
 2/28/1995          10,282.83              10,787.89
 3/31/1995          10,797.79              11,216.17
 4/30/1995          11,069.02              11,310.38
 5/31/1995          11,087.25              11,588.62
 6/30/1995          11,652.14              12,115.90
 7/31/1995          12,564.26              12,877.99
 8/31/1995          12,807.23              13,019.65
 9/30/1995          12,763.70              13,309.99
10/31/1995          12,360.78              12,973.24
11/30/1995          13,159.52              13,553.15
12/31/1995          13,672.48              13,559.92
 1/31/1996          14,150.52              13,799.93
 2/29/1996          14,611.97              14,321.57
 3/31/1996          14,938.62              14,434.71
 4/30/1996          16,010.85              15,131.91
 5/31/1996          16,455.41              15,440.60
 6/30/1996          16,237.46              14,974.29
 7/31/1996          14,615.06              13,812.29
 8/31/1996          15,484.22              14,559.53
 9/30/1996          16,410.87              15,484.06
10/31/1996          16,925.95              15,302.90
11/30/1996          17,438.18              16,204.24
12/31/1996          17,819.82              15,932.01
 1/31/1997          17,845.10              16,636.20
 2/28/1997          16,823.68              16,270.21
 3/31/1997          15,824.55              15,350.94
 4/30/1997          15,365.29              15,727.04
 5/31/1997          16,487.26              17,136.18
 6/30/1997          16,713.17              17,610.85
 7/31/1997          18,027.97              19,296.21
 8/31/1997          17,686.10              19,107.11
 9/30/1997          19,024.95              20,073.93
10/31/1997          18,621.68              19,068.23
11/30/1997          18,188.04              19,268.44
12/31/1997          18,432.25              19,520.86
 1/31/1998          18,106.11              19,169.48
 2/28/1998          19,665.51              20,971.41
 3/31/1998          20,641.16              21,850.12
 4/30/1998          20,584.01              22,147.28
 5/31/1998          19,647.64              21,237.03
 6/30/1998          20,388.83              21,838.03
 7/31/1998          19,268.32              20,903.37
 8/31/1998          15,226.95              16,912.91
 9/30/1998          16,009.11              18,191.53
10/31/1998          16,873.70              19,530.43
11/30/1998          17,602.01              20,846.78
12/31/1998          19,466.01              23,006.50
 1/31/1999          19,609.73              23,696.70
 2/28/1999          18,153.72              22,537.93
 3/31/1999          19,356.11              23,793.29
 4/30/1999          20,434.97              24,878.27
 5/31/1999          20,604.07              25,134.51
 6/30/1999          21,477.65              26,911.52
 7/31/1999          20,969.83              26,362.53
 8/31/1999          19,347.71              25,793.10
 9/30/1999          18,728.16              25,978.81
10/31/1999          18,829.07              27,243.97
11/30/1999          19,018.61              30,461.49
12/31/1999          20,467.92              36,206.52
 1/31/2000          19,750.02              36,003.77
 2/29/2000          20,275.43              45,238.73
 3/31/2000          21,919.10              41,687.49
 4/30/2000          21,322.30              37,627.13
 5/31/2000          20,907.34              34,278.32
 6/30/2000          22,219.14              38,809.91
 7/31/2000          22,048.37              35,627.50
 8/31/2000          23,960.82              40,269.76
 9/30/2000          23,370.44              37,664.31
10/31/2000          23,160.63              35,336.65
11/30/2000          21,058.07              28,601.49
12/31/2000          22,361.15              30,374.78
 1/31/2001          23,322.26              32,343.06
 2/28/2001          21,729.27              27,352.53
 3/31/2001          19,942.94              24,327.34
 4/30/2001          22,007.63              28,034.83
 5/31/2001          22,357.04              28,847.84
 6/30/2001          22,754.01              29,502.68
 7/31/2001          22,233.97              27,328.33
 8/31/2001          21,517.27              25,511.00
 9/30/2001          18,714.13              21,515.98
10/31/2001          20,316.30              23,637.45
11/30/2001          21,992.76              25,679.73
12/31/2001          22,993.59              27,087.00


 TOP TEN HOLDINGS (as of December 31, 2001)


                                     % of      six months ago
                                  Investments % of Investments

Laboratory Corporation of America

 Holdings                            2.7%           2.3%
Constellation Brands, Inc.           2.7%           2.1%
Veeco Instruments Inc.               2.6%           2.4%
Darden Restaurants, Inc.             2.4%           2.2%
Laboratory Corporation of America
 Holdings                            2.2%           2.3%
Trigon Healthcare, Inc.              2.2%           1.9%
Investment Technology Group, Inc.    2.2%           1.9%
Lattice Semiconductor Corp.          2.1%           2.1%
Ambac Financial Group, Inc.          2.1%           2.3%
Pactiv Corp.                         2.1%           2.2%

 AVERAGE ANNUAL TOTAL RETURNS*

                         Small/Mid   Small/Mid
                         Cap Growth  Cap Growth  MorningStar

                            Fund    Benchmark(1) Peer Group+
                         ---------- ------------ -----------
1 Year                      2.83%      -10.82%     -18.71%
3 Years                     5.71         5.60        6.02
5 Years                     5.23        11.20       10.31
Since Inception (5/1/94)   11.48        13.88         N/A

 TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2001)


                     % of                          % of
                  Investments                   Investments
Technology           32.5%    Energy               4.4%
Health Care          22.4%    Consumer Staple      4.1%
Financial            11.8%    Capital Equipment    4.4%
Retail               10.7%    Utility              2.4%
Consumer Cyclical     5.5%    Transportation       1.1%

(1) The Small/Mid Cap Growth Fund benchmark is the Russell Mid Cap Growth Index from May 1994 to April 1999 and the Russell 2500 Growth Index May 1999-present.

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate that shares, when redeemed, may be worth more or less than their original cost. Small company investing entails special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe. The peer group represents a 50% weighting of the Mid Cap Growth category and a 50% weighting of the Small Cap Growth category. Prior to May 1999, the peer group represents the Mid Cap Growth investment category.

                                                         Inception: May 1, 1996

  SMALL CAP EQUITY FUND
  CAPITAL GUARDIAN TRUST COMPANY
                                                                 Management Team

  The Fund returned -3.78% for the 1 year period, underperforming its benchmark--the Russell 2000(R) Index.

  The fund's large position in technology-related companies hurt returns in 2001. The hardest hit were several Internet-related companies, as advertising rates ratcheted down, negatively affecting revenue projections, and concerns grew over the growing list of dot-com companies announcing closures. A number of holdings in the telecommunications and telecom equipment areas also tumbled. Being underweight in financials, also hindered results.

  As the market has become more discriminating we have pared back the list of fund holdings significantly, concentrating on higher conviction names within each sector with a focus on market-leading companies attractively valued within the context of their industries.

  Prior to September 11th, we had been adding to our technology holdings at what we thought were very attractive valuations on signs that we were near a bottom and demand was beginning to pick up, especially for next-generation technology. However, the September terrorist attacks significantly changed the recovery horizon for this sector. With consumer confidence falling, exposure to the consumer discretionary area hurt in the latter part of September, though it had been additive previously.

  Low oil prices and interest rates, along with tax cuts and increased government spending, all point toward an economic recovery in 2002. This should be especially beneficial to small-cap stocks, which tend to be more operationally and financially leveraged to economic growth. Incremental spending has a significant impact on small companies, especially cyclical ones. Meanwhile, small-cap valuations are currently around two-thirds that of large caps. Small caps, therefore, have the potential to outperform large caps in 2002 as they have in the early stages of previous recoveries.

                                     [CHART]

                    Small Cap                Small Cap Equity
                    Equity Fund              Benchmark (1)
                    -----------              ----------------
 4/30/1996         $10,000.00               $10,000.00
 5/31/1996          10,231.73                10,253.00
 6/30/1996          10,126.04                10,132.01
 7/31/1996           9,630.09                 9,592.99
 8/31/1996          10,161.38                10,009.33
 9/30/1996          10,449.97                10,282.58
10/31/1996          10,340.15                10,401.86
11/30/1996          10,678.01                10,961.48
12/31/1996          11,033.49                11,317.73
 1/31/1997          11,114.52                11,492.02
 2/28/1997          10,927.45                11,601.20
 3/31/1997          10,594.17                11,290.28
 4/30/1997          10,831.29                11,456.25
 5/31/1997          11,818.21                12,368.17
 6/30/1997          12,512.51                12,994.00
 7/31/1997          13,256.14                13,539.75
 8/31/1997          13,389.29                13,755.03
 9/30/1997          14,242.08                14,669.74
10/31/1997          13,761.11                14,270.72
11/30/1997          13,862.77                14,427.70
12/31/1997          13,855.26                14,916.80
 1/31/1998          13,513.54                14,646.80
 2/28/1998          14,524.23                15,531.47
 3/31/1998          15,129.82                16,162.05
 4/30/1998          15,213.56                16,241.24
 5/31/1998          14,450.38                15,666.30
 6/30/1998          14,449.78                15,578.57
 7/31/1998          13,262.11                14,358.77
 8/31/1998          10,895.23                12,110.18
 9/30/1998          11,407.11                12,794.41
10/31/1998          11,726.51                13,174.40
11/30/1998          12,312.68                13,531.43
12/31/1998          13,029.17                13,956.32
 1/31/1999          12,708.23                13,639.51
 2/28/1999          11,869.37                12,707.93
 3/31/1999          11,818.92                12,602.45
 4/30/1999          12,612.00                13,753.06
 5/31/1999          12,790.33                14,175.28
 6/30/1999          13,622.04                14,688.42
 7/31/1999          13,436.12                14,340.31
 8/31/1999          12,841.31                13,816.89
 9/30/1999          12,612.59                13,540.55
10/31/1999          12,358.41                13,269.74
11/30/1999          12,260.42                13,338.74
12/31/1999          12,582.73                13,748.24
 1/31/2000          11,847.60                13,389.41
 2/29/2000          12,338.26                14,207.50
 3/31/2000          12,566.66                14,274.28
 4/30/2000          12,779.68                14,358.50
 5/31/2000          12,662.80                14,138.81
 6/30/2000          12,732.80                14,551.66
 7/31/2000          12,995.66                15,036.24
 8/31/2000          13,753.86                15,708.35
 9/30/2000          13,766.35                15,618.82
10/31/2000          13,760.05                15,562.59
11/30/2000          10,725.63                13,964.31
12/31/2000          11,463.94                15,163.85
 1/31/2001          13,016.00                15,953.88
 2/28/2001          11,049.57                14,907.31
 3/31/2001          10,136.03                14,178.34
 4/30/2001          11,309.76                15,287.09
 5/31/2001          11,648.62                15,663.15
 6/30/2001          11,925.17                16,203.53
 7/31/2001          11,168.88                15,326.92
 8/31/2001          10,641.88                14,831.86
 9/30/2001           8,692.54                12,835.49
10/31/2001           9,418.37                13,586.37
11/30/2001          10,217.98                14,637.95
12/31/2001          11,031.01                15,541.11

TOP TEN HOLDINGS (as of December 31, 2001)


                                       % of      six months ago
Ferro Corp.                            1.5%           1.5%
Dreyer's Grand Ice Cream, Inc.         1.5%           1.6%
American Capital Strategies, Ltd.      1.4%           1.4%
Cymer, Inc.                            1.3%           1.2%
Speedway Motorsports, Inc.             1.3%           1.2%
LTX Corp.                              1.3%           1.5%
Armor Holdings, Inc.                   1.2%           1.1%
Electro Scientific Industries, Inc.    1.1%           1.2%
Briggs & Stratton Corp.                1.1%           0.9%
Kulicke and Soffa Industries           1.1%           0.3%

AVERAGE ANNUAL TOTAL RETURNS*


                          Small Cap  Small Cap Equity MorningStar
                         Equity Fund   Benchmark(1)   Peer Group+
                         ----------- ---------------- -----------
1 Year                      -3.78%         2.49%         5.88%
3 Years                     -5.40          3.65          9.48
5 Years                       .01          6.55          8.75
Since Inception (5/1/96)     1.74          8.09           N/A

 TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2001)


                     % of                        % of
Technology           26.3%    Retail             4.8%
Financial            16.4%    Consumer Staple    4.6%
Consumer Cyclical    15.1%    Basic Material     4.2%
Capital Equipment    11.4%    Energy             2.6%
Health Care          11.4%    Utility            2.5%

(1)The Small Cap Equity Benchmark is the Russell 2000 Value Index, May 1996 thru October 2000, and the Russell 2000 Index November 2000 to present.

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Small Cap Blend investment category. Prior to November 2000, the peer group represents the Small Cap Value investment category.

                                                      Inception: August 31,1999

  SMALL CAP VALUE FUND
  T. ROWE PRICE ASSOCIATES, INC.
                                                                Preston G. Athey

  The Fund outperformed its benchmark--the Russell 2000(R) Value Index--for the 1 year period and underperformed in the fourth quarter.

  Small-cap value stocks were among the few bastions of strength in an otherwise dreadful year for equity investors. The Russell 2000(R) Index managed a small 2.49% gain. However, the performance variance between the value and growth components of the index was cavernous. The Russell 2000(R) Growth Index declined 9.23%, while the Russell 2000(R) Value Index gained 14.02%.

  The fund's 10-largest stocks generated exceptional 12-month results, advancing more than 30% on average. Brown and Brown, the fund's largest individual holding, gained 57%, but Insituform Technologies declined 36%.

  The economy should turn around in 2002, as the Federal Reserve's yearlong easy money policy initiatives grab hold of the economy. In small ways, the market has already started to reflect the modest economic growth we expect in 2002 and should continue to perform reasonably well.

                                     [CHART]

                  Small Cap       Small Cap Value
                 Value Fund       Fund Benchmark (1)
                 ----------       ------------------
31-Aug-1999       10,001.18          10,000.00
30-Sep-1999        9,560.11           9,685.00
31-Oct-1999        9,442.56           9,694.69
30-Nov-1999        9,942.06           9,748.01
31-Dec-1999       10,508.24          10,080.41
31-Jan-2000        9,755.79           9,661.07
29-Feb-2000        9,775.43           9,828.20
31-Mar-2000       11,917.95          10,551.56
30-Apr-2000       12,265.51          10,547.34
31-May-2000       12,275.08          10,528.35
30-Jun-2000       12,414.03          10,488.35
31-Jul-2000       12,368.00          10,715.94
31-Aug-2000       13,857.01          11,277.46
30-Sep-2000       13,472.03          11,209.79
31-Oct-2000       13,914.54          11,203.07
30-Nov-2000       12,935.92          11,060.79
31-Dec-2000       14,101.31          12,175.72
31-Jan-2001       14,699.69          12,511.77
28-Feb-2001       14,807.89          12,494.25
31-Mar-2001       14,644.98          12,294.34
30-Apr-2001       16,013.47          12,863.57
31-May-2001       16,431.16          13,194.16
30-Jun-2001       16,674.51          13,724.57
31-Jul-2001       16,433.98          13,417.14
31-Aug-2001       15,999.10          13,370.18
30-Sep-2001       14,537.76          11,894.11
31-Oct-2001       15,075.16          12,204.55
30-Nov-2001       15,775.72          13,082.05
31-Dec-2001       16,794.27          13,882.68


 TOP TEN HOLDINGS (as of December 31, 2001)


                                        % of      six months ago
Brown & Brown                           3.0%           3.4%
Ruby Tuesday, Inc.                      2.6%           2.6%
XTO Energy, Inc.                        2.6%           2.7%
Freds, Inc.                             2.4%           2.1%
Insituform Technologies, Inc.           2.2%           2.0%
Mathews International Corp.             1.9%           2.2%
Allied Capital Corp.                    1.9%           1.9%
Community First Bankshares, Inc.        1.7%           1.7%
Texas Regional Bancshares, Inc.         1.7%           1.7%
Rare Hospitality International, Inc.    1.6%           1.4%

AVERAGE ANNUAL TOTAL RETURNS*


                          Small Cap  Small Cap Value MorningStar
                          Value Fund  Benchmark (1)  Peer Group+
                          ---------- --------------- -----------
1 Year                      19.10%        14.02%        14.05%
Since Inception (8/31/99)   24.84         15.10           N/A

TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2001)


                     % of                          % of
                  Investments                   Investments
Financial            30.1%    Consumer Cyclical    8.3%
Capital Equipment    17.4%    Basic Material       4.1%
Energy               10.1%    Utility              4.0%
Retail               9.8%     Health Care          3.9%
Technology           9.3%     Transportation       2.3%

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a 50% weighting of the Mid Cap Value investment category and a 50% weighting of the Small Cap Value category prior to 1/01; and Small Cap Value investment style.

(1)The Small Cap Value benchmark is the Russell 2500 Value Index from September 1999 to December 2000 and the Russell 2500 Value Index January 2001-present.

                                                          Inception: May 1,1996

  SMALL CAP GROWTH FUND
  JOHN HANCOCK ADVISERS, INC.
                                                                   Bernice Behar

 For the year, the fund returned -12.61%, underperforming its benchmark--the Russell 2000(R) Growth Index.

 The fund entered 2001 defensively positioned due to the economic deterioration seen in late 2000. For most of 2001, technology stocks suffered due to concerns surrounding the slowdown in capital spending and downward earnings revisions. In the second half of 2001, we began positioning the fund more aggressively by selectively adding technology exposure and decreasing exposure to more defensive areas. In the fourth quarter, the technology sector rebounded as investors began anticipating the sector bottoming and improvement to occur by year end. On a relative basis, our stock selection and sector allocation decisions in this sector throughout 2001 contributed to performance.

 Consumer staples stocks performed well in 2001 as they benefited from investors' flight to defensive holdings during the year. The sector consists of companies offering products consumers tend to purchase regardless of the economic environment. We overweighted this sector during 2001 in anticipation of a weak economy. In light of this, we thought it prudent to maintain a healthy exposure to sectors typically delivering reliable earnings growth.

 Healthcare detracted from performance overall in 2001. Our overweighted position in the services segment at the beginning of 2001 aided performance, as this area tends to exhibit defensive characteristics. As part of our effort to decrease the fund's defensive qualities in the second half of 2001, we shifted our exposure from the services segment towards the growthier biotechnology area which disappointed in late 2001 due to a spate of bad news surrounding decreased FDA approvals for new drugs/therapies.

 Our energy holdings and overweight to this sector detracted from performance in 2001. We began 2001 with a positive outlook for energy, expecting the sector to provide solid earnings growth in a sluggish economy. However, a weaker-than-expected economy, fuel switching and declining natural gas prices all undermined energy stocks' performance. In response, we brought the fund's energy weighting to approximately that of the benchmark's by the end of the third quarter.

                                     [CHART]

                     Small Cap        Russell 2000(R)
                      Growth          Growth Index

                     ---------        ---------------
30-Apr-1996          10,000.00         10,000.00
31-May-1996          10,599.17         10,513.00
30-Jun-1996          10,294.35         9,829.66
31-Jul-1996          9,480.13          8,629.45
31-Aug-1996          10,298.31         9,268.03
30-Sep-1996          11,150.77         9,745.34
31-Oct-1996          10,169.74         9,325.31
30-Nov-1996          9,976.02          9,584.56
31-Dec-1996          9,950.35          9,771.46
31-Jan-1997          10,302.13         10,015.74
28-Feb-1997          9,637.66          9,410.79
31-Mar-1997          8,962.47          8,746.39
30-Apr-1997          8,762.88          8,644.93
31-May-1997          9,780.55          9,944.26
30-Jun-1997          10,513.55         10,281.38
31-Jul-1997          11,205.43         10,807.78
31-Aug-1997          11,571.21         11,132.02
30-Sep-1997          12,817.44         12,020.35
31-Oct-1997          11,834.46         11,297.93
30-Nov-1997          11,387.43         11,029.04
31-Dec-1997          11,369.73         11,035.65
31-Jan-1998          11,170.39         10,888.88
28-Feb-1998          12,061.95         11,850.37
31-Mar-1998          12,788.45         12,348.08
30-Apr-1998          12,730.11         12,423.41
31-May-1998          11,855.75         11,521.47
30-Jun-1998          12,365.90         11,638.99
31-Jul-1998          11,536.94         10,667.13
31-Aug-1998          8,965.63          8,205.16
30-Sep-1998          9,700.92          9,037.16
31-Oct-1998          10,229.85         9,508.90
30-Nov-1998          11,423.75         10,246.79
31-Dec-1998          13,017.10         11,174.12
31-Jan-1999          13,455.51         11,676.96
28-Feb-1999          12,383.65         10,608.52
31-Mar-1999          13,340.57         10,986.18
30-Apr-1999          13,872.71         11,956.26
31-May-1999          13,625.86         11,975.39
30-Jun-1999          14,903.15         12,606.49
31-Jul-1999          15,022.06         12,216.95
31-Aug-1999          14,919.53         11,760.04
30-Sep-1999          15,235.62         11,987.01
31-Oct-1999          16,337.24         12,293.88
30-Nov-1999          18,479.13         13,593.34
31-Dec-1999          22,179.09         15,988.49
31-Jan-2000          21,633.01         15,839.79
29-Feb-2000          27,927.54         19,525.71
31-Mar-2000          25,551.01         17,473.56
30-Apr-2000          21,938.96         15,708.73
31-May-2000          19,337.93         14,332.65
30-Jun-2000          23,397.89         16,184.42
31-Jul-2000          21,152.78         14,797.42
31-Aug-2000          23,672.80         16,354.11
30-Sep-2000          22,477.94         15,541.31
31-Oct-2000          20,010.12         14,279.35
30-Nov-2000          16,003.54         11,686.22
31-Dec-2000          17,425.36         12,401.42
31-Jan-2001          17,633.46         13,404.69
28-Feb-2001          15,433.43         11,566.91
31-Mar-2001          13,803.45         10,515.48
30-Apr-2001          15,698.64         11,802.57
31-May-2001          15,755.91         12,076.39
30-Jun-2001          16,042.64         12,406.08
31-Jul-2001          15,121.09         11,347.84
31-Aug-2001          14,224.44         10,638.60
30-Sep-2001          11,826.21         8,922.59
31-Oct-2001          13,088.50         9,780.95
30-Nov-2001          14,356.80         10,597.66
31-Dec-2001          15,227.42         11,257.89

TOP TEN HOLDINGS (as of December 31, 2001)


                                                   six months ago
                                          % of          % of
                                       Investments  Investments

Wilson Greatbatch Technologies, Inc.      1.4%          1.2%
Corporate Executive Board Co.             1.3%          1.3%
LTX Corp.                                 1.3%          1.3%
Secure Computing Corp.                    1.2%          1.4%
Aeroflex, Inc.                            1.2%          1.1%
Overture Services, Inc.                   1.2%          1.0%
Tweeter Home Entertainment Group, Inc.    1.1%          1.0%
Performance Food Group Co.                1.1%          1.1%
NPS Pharmaceuticals, Inc.                 1.1%          1.1%
Scholastic Corp.                          1.1%          1.0%

AVERAGE ANNUAL TOTAL RETURNS *


                          Small Cap  Russell 2000(R) MorningStar
                         Growth Fund  Growth Index   Peer Group+
                         ----------- --------------- -----------
1 Year                     -12.61%        -9.22%       -13.34%
3 Years                      5.37           .25          8.10
5 Years                      8.88          2.87          7.48
Since Inception (5/1/96)     7.70          2.11           N/A

TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2001)


                     % of                          % of
                  Investments                   Investments
Technology           32.4%    Energy               7.1%
Health Care          18.3%    Capital Equipment    5.6%
Financial            11.9%    Consumer Staple      3.3%
Consumer Cyclical    10.4%    Utility              1.4%
Retail                8.8%    Transportation       0.9%

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Small Growth investment category.

                                                         Inception: May 2, 1988

  INTERNATIONAL EQUITY INDEX FUND
  INDEPENDENCE INVESTMENT LLC
                                                          B. Greenleaf/D. Nolan


  The Fund returned +7.42% and -20.30% in the fourth quarter and 1 year respectively, modestly underperforming its custom blended benchmark. The magnitude of the contribution to return from both country and stock selection during the fourth quarter was small due to the Fund's tight tracking of its custom benchmark.

  The European region within the MSCI EAFE Index climbed 10%. Individual market returns in the MSCI EAFE European Index ranged from +49% in Finland to -1% in Austria. Overall, the best performing sector this quarter was information technology while the weakest performer was energy. The Pacific region within the MSCI EAFE Index returned -1% ranging from 22% in Hong Kong -6% in Japan.

  In the fourth quarter the MSCI Emerging Markets Free Index (MSCI EMF) climbed 27%, outperforming the MSCI EAFE Index by 20%. Individual market returns for the fourth quarter of 2001 ranged from +81% in Turkey to -17% in Egypt. After an extremely volatile year, the MSCI EMF Index posted a loss of 2.5% for the calendar year 2001.

  Currencies across the developed markets during the last quarter of 2001 weakened slightly. The worst currency was the Japanese Yen, which deteriorated 9% of its value against the US dollar during the fourth quarter. Currencies across the emerging markets remained quite stable during the fourth quarter of 2001, with the exception of the South African Rand and the Brazilian Real.

                                     [CHART]

                   International Equity             International Equity
                       Index Fund                    Index Benchmark(1)
                   --------------------             --------------------
12/31/1991             $10,000.00                       $10,000.00
 1/31/1992               9,975.34                         9,789.00
 2/28/1992               9,957.05                         9,441.49
 3/31/1992               9,500.91                         8,821.18
 4/30/1992               9,474.65                         8,865.29
 5/29/1992               9,742.69                         9,461.92
 6/30/1992               9,557.54                         9,016.27
 7/31/1992               9,503.11                         8,788.16
 8/31/1992               9,398.20                         9,342.69
 9/30/1992               9,364.75                         9,161.44
10/30/1992               9,314.98                         8,683.21
11/30/1992               9,704.39                         8,767.44
12/31/1992               9,835.27                         8,815.66
 1/29/1993               9,894.69                         8,817.42
 2/26/1993               9,844.91                         9,086.36
 3/31/1993              10,171.55                         9,881.41
 4/30/1993              10,234.37                        10,822.12
 5/28/1993              10,754.26                        11,053.72
 6/30/1993              10,659.68                        10,883.49
 7/30/1993              10,847.11                        11,266.59
 8/31/1993              11,454.44                        11,877.24
 9/30/1993              11,604.85                        11,612.37
10/29/1993              12,352.27                        11,972.36
11/30/1993              11,890.55                        10,928.37
12/31/1993              13,011.75                        11,719.58
 1/31/1994              13,101.21                        12,713.40
 2/28/1994              12,948.55                        12,680.35
 3/31/1994              12,273.30                        12,136.36
 4/29/1994              12,504.49                        12,654.58
 5/31/1994              12,650.67                        12,584.98
 6/30/1994              12,324.54                        12,766.21
 7/29/1994              12,607.96                        12,891.32
 8/31/1994              13,191.63                        13,199.42
 9/30/1994              12,917.39                        12,786.28
10/31/1994              13,176.31                        13,214.62
11/30/1994              12,313.94                        12,582.96
12/30/1994              12,197.42                        12,664.75
 1/31/1995              11,516.04                        12,180.95
 2/28/1995              11,712.19                        12,149.28
 3/31/1995              12,137.54                        12,911.04
 4/28/1995              12,503.18                        13,400.37
 5/31/1995              12,759.13                        13,243.59
 6/30/1995              12,636.28                        13,014.47
 7/31/1995              13,338.05                        13,827.88
 8/31/1995              12,958.94                        13,303.80
 9/29/1995              13,142.60                        13,567.22
10/31/1995              12,914.74                        13,206.33
11/30/1995              12,974.66                        13,577.43
12/29/1995              13,175.09                        14,127.31
 1/31/1996              13,382.72                        14,188.06
 2/29/1996              13,534.39                        14,239.14
 3/29/1996              13,663.70                        14,545.28
 4/30/1996              14,169.79                        14,971.46
 5/31/1996              14,025.88                        14,698.98
 6/28/1996              14,056.99                        14,785.70
 7/31/1996              13,460.72                        14,356.91
 8/30/1996              13,566.43                        14,391.37
 9/30/1996              13,820.04                        14,777.06
10/31/1996              13,734.56                        14,629.29
11/29/1996              14,349.08                        15,214.46
12/31/1996              14,385.43                        15,022.76
 1/31/1997              14,136.89                        14,499.97
 2/28/1997              14,189.93                        14,740.67
 3/31/1997              13,926.09                        14,798.15
 4/30/1997              14,025.16                        14,879.54
 5/30/1997              15,206.56                        15,851.18
 6/30/1997              15,993.96                        16,729.33
 7/31/1997              16,497.15                        17,003.69
 8/29/1997              14,699.52                        15,736.92
 9/30/1997              15,762.13                        16,621.33
10/31/1997              13,626.28                        15,348.14
11/28/1997              13,621.72                        15,194.66
12/31/1997              13,662.44                        15,331.41
 1/31/1998              13,672.36                        16,036.66
 2/27/1998              14,722.01                        17,069.42
 3/31/1998              15,318.89                        17,598.57
 4/30/1998              15,728.54                        17,741.12
 5/29/1998              15,821.99                        17,996.59
 6/30/1998              16,013.82                        18,169.36
 7/31/1998              16,144.33                        18,411.01
 8/31/1998              14,090.81                        15,989.96
 9/30/1998              13,652.40                        15,548.64
10/30/1998              15,130.01                        17,283.87
11/30/1998              15,863.36                        18,184.35
12/31/1998              16,506.81                        18,920.82
 1/29/1999              16,543.08                        18,945.42
 2/26/1999              15,983.11                        18,354.32
 3/31/1999              16,821.34                        19,325.26
 4/30/1999              17,465.08                        20,106.01
 5/28/1999              16,619.25                        19,056.47
 6/30/1999              17,476.14                        20,018.82
 7/30/1999              17,886.03                        20,517.29
 8/31/1999              18,049.51                        20,660.91
 9/30/1999              18,176.60                        20,915.04
10/29/1999              18,785.63                        21,611.51
11/30/1999              19,614.70                        22,506.23
12/31/1999              21,602.46                        24,763.61
 1/31/2000              20,335.02                        23,550.19
 2/29/2000              21,028.01                        24,367.38
 3/31/2000              21,594.97                        25,035.05
 4/28/2000              20,206.79                        23,420.29
 5/31/2000              19,816.69                        22,858.20
 6/30/2000              20,512.95                        23,838.82
 7/31/2000              19,538.28                        22,642.11
 8/31/2000              19,726.81                        22,882.11
 9/29/2000              18,771.66                        21,728.86
10/31/2000              18,152.29                        21,016.15
11/30/2000              17,361.96                        20,078.83
12/29/2000              17,839.59                        20,572.77
 1/31/2001              18,198.44                        21,027.43
 2/28/2001              16,935.16                        19,597.56
 3/30/2001              15,751.96                        18,274.73
 4/30/2001              16,831.48                        19,455.27
 5/31/2001              16,298.10                        18,861.89
 6/30/2001              15,739.09                        18,192.29
 7/31/2001              15,337.18                        17,717.47
 8/31/2001              14,975.59                        17,278.08
 9/28/2001              13,236.51                        15,291.10
10/31/2001              13,559.77                        15,705.49
11/30/2001              14,179.26                        16,394.96
12/31/2001              14,218.77                        16,453.98



TOP TEN HOLDINGS (as of December 31, 2001)


                             % of      six months ago
                          Investments % of Investments

ISHARES, Inc.                1.7%           N/A
Toyota Motor Corp.           1.5%           1.8%
Siemens AG                   1.3%           1.1%
Total Fina SA                1.3%           1.1%
ENI                          1.2%           1.2%
Allianz AG                   1.2%           1.2%
Vodafone AirTouch PLC        1.1%           1.1%
BP Amoco PLC                 1.1%           1.1%
Telefonica SA                1.1%           1.1%
Telecom Italia Mobile SpA    1.0%           1.2%

AVERAGE ANNUAL TOTAL RETURNS*

           International   International Equity MorningStar
         Equity Index Fund Index Benchmark (1)  Peer Group+
         ----------------- -------------------- -----------
1 Year        -20.30%             -20.02%         -21.42%
3 Years        -4.85               -4.55           -2.15
5 Years        -0.23                1.84            1.93
10 Years        3.58                5.11            7.02

TOP TEN COUNTRIES (as of December 31, 2001)


                  % of                      % of
   Country     Investments               Investments
Japan             26.9%    Spain            4.1%
Germany           11.9%    United States    2.9%
United Kingdom    10.5%    Netherlands      2.9%
France             8.8%    Australia        2.7%
Italy              7.7%    Belgium          1.7%

(1)The International Equity Benchmark represents the MSCI EAFE from May 1988 to April 1998 and then MSCI EAFE GDP weighted from May 1998 to June 1999 and now 90% MSCI EAFE GDP 10% MSCI Emerging Markets Free from July 1999 to present.

* Total returns are for the period ended December 31, 2001, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the MorningStar variable universe having a Foreign Stock, Large Cap category.

                                                         Inception: May 1, 1996

  INTERNATIONAL OPPORTUNITIES FUND
  T. ROWE PRICE INTERNATIONAL, INC.
                                              Warren/Ford/Seddon/Bickford-Smith

  The fund ended 2001 on a high note, posting a solid gain in the final quarter outperforming its benchmark--the MSCI All Country World Free ex-US benchmark. Fourth-quarter results, however, could not overcome earlier weakness, and the fund ended the year with a loss of more than 20%, underperforming its benchmark.

  In the fourth quarter, the fund was able to make up some lost ground against the benchmark by underweighting Japan, which did poorly, and overweighting the stronger markets of South Korea, Sweden, and Brazil. Successful stock selection in the fourth quarter overall also added value.

  A combination of monetary easing and tax-reductions in the U.S. should help stimulate economic growth worldwide, leading to positive stock market results in 2002. We expect these results to be moderate, however, until the corporate earnings picture comes more clearly into focus later this year. Outside the U.S., Europe is probably in the best shape in that the consumer has been less extended than in the U.S. and is less exposed to equity markets. The arrival of the euro as the official currency throughout most of Europe could help bolster it against the powerful U.S. greenback.

  Much of what happens in Japan depends on the ability of the government to, finally, implement much-needed economic reforms. In Latin America, the Argentine crisis has not led to any immediate fallout as Argentina's slow-motion disintegration gave Latin American and emerging market countries plenty of time to prepare.

                                     [CHART]

             International

             Opportunities  MCSI All Country World
                 Fund         Free Ex. US Index

             -------------  ----------------------
4/30/1996     $10,000.00       $10,000.00
5/31/1996      10,024.34         9,850.00
6/30/1996      10,129.22         9,900.24
7/31/1996       9,819.73         9,571.55
8/31/1996       9,971.07         9,628.02
9/30/1996      10,190.88         9,866.79
10/31/1996     10,150.25         9,768.13
11/30/1996     10,608.68        10,145.18
12/31/1996     10,672.04        10,027.49
1/31/1997      10,544.32         9,842.99
2/28/1997      10,671.97        10,023.11
3/31/1997      10,659.18        10,002.06
4/30/1997      10,701.19        10,086.08
5/31/1997      11,332.27        10,709.40
6/30/1997      11,796.26        11,300.56
7/31/1997      12,113.19        11,528.83
8/31/1997      10,992.06        10,621.51
9/30/1997      11,718.58        11,196.14
10/31/1997     10,863.43        10,243.35
11/30/1997     10,858.72        10,115.30
12/31/1997     10,880.04        10,231.63
1/31/1998      11,254.02        10,537.56
2/28/1998      11,932.03        11,240.41
3/31/1998      12,345.90        11,629.33
4/30/1998      12,435.38        11,713.06
5/31/1998      12,390.74        11,501.05
6/30/1998      12,416.32        11,457.35
7/31/1998      12,560.24        11,566.19
8/31/1998      10,980.00         9,935.36
9/30/1998      10,715.43         9,725.72
10/31/1998     11,680.61        10,744.01
11/30/1998     12,199.09        11,320.96
12/31/1998     12,611.66        11,711.53
1/31/1999      12,484.38        11,698.65
2/28/1999      12,268.43        11,436.60
3/31/1999      12,769.42        11,988.99
4/30/1999      13,241.38        12,588.44
5/31/1999      12,623.31        11,996.78
6/30/1999      13,112.65        12,548.63
7/31/1999      13,358.88        12,843.53
8/31/1999      13,495.21        12,888.48
9/30/1999      13,581.86        12,976.12
10/31/1999     14,038.51        13,458.83
11/30/1999     15,021.61        13,997.19
12/31/1999     16,900.78        15,332.52
1/31/2000      15,834.00        14,499.96
2/29/2000      16,711.59        14,891.46
3/31/2000      16,885.48        15,451.38
4/30/2000      15,946.30        14,589.19
5/31/2000      15,446.42        14,215.71
6/30/2000      16,250.95        14,821.30
7/31/2000      15,693.05        14,235.86
8/31/2000      16,033.54        14,412.38
9/30/2000      15,020.47        13,612.49
10/31/2000     14,413.93        13,179.62
11/30/2000     13,655.62        12,587.85
12/31/2000     14,136.02        13,018.36
1/31/2001      14,305.54        13,213.63
2/28/2001      13,024.07        12,167.11
3/31/2001      12,015.17        11,306.90
4/30/2001      12,974.65        12,075.77
5/31/2001      12,412.32        11,742.48
6/30/2001      11,876.69        11,291.56
7/31/2001      11,594.56        11,040.89
8/31/2001      11,302.99        10,767.08
9/30/2001      10,116.79         9,624.69
10/31/2001     10,444.29         9,894.18
11/30/2001     10,925.81        10,346.35
12/31/2001     11,177.39        10,479.81

TOP TEN HOLDINGS (as of December 31, 2001)


                                                         six months ago
                                                % of          % of
                                             Investments  Investments

GlaxoSmithKline PLC                             3.8%          4.0%
Total Fina SA                                   2.6%          2.4%
Vodafone AirTouch PLC                           2.4%          2.4%
Royal Bank of Scotland Group                    2.2%          2.1%
Reed International PLC                          2.1%          2.2%
Nestle SA                                       2.0%          2.0%
ING Groep NV                                    1.8%          1.9%
Shell Transport & Trading Co. PLC               1.8%          1.8%
Nokia Oyj                                       1.7%          1.6%
Koninklijke (Royal) Philips Electronics N.V.    1.6%          1.6%

AVERAGE ANNUAL TOTAL RETURNS*


                                    MSCI All Country
                Intl. Opportunities  World Free Ex.  MorningStar
                       Fund             US Index     Peer Group+
                ------------------- ---------------- -----------
1 Year                -20.93%            -19.50%       -21.42%
3 Years                -3.94              -3.64         -2.15
5 Years                 0.93               0.89          1.93
Since Inception
(5/1/96)                1.98               0.83           N/A

TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2001)


                     % of                        % of
                  Investments                 Investments
Financial            24.1%    Energy             7.8%
Technology           21.3%    Consumer Staple    7.2%
Capital Equipment    12.9%    Retail             4.1%
Health Care          10.0%    Basic Material     2.5%
Consumer Cyclical    8.3%     Utility            1.8%

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Foreign Stock, Large Cap investment category.

                                                     Inception: August 31, 1999

  INTERNATIONAL EQUITY FUND
  GOLDMAN SACHS ASSET MANAGEMENT
                                                             Maeda/Noble/Orchard

 During the one-year period the Fund returned -22.86% underperforming its benchmark--the MSCI EAFE Index. As these returns indicate, it has been an extremely challenging period in the financial markets.

 In many ways, the international equity markets mirrored that of the U.S. Throughout the year, investors dealt with slowing economic growth and the resulting sluggish business environment. The Technology sector was initially the weakest performing segment, due to weakening end-market demand, significant inventory build-up and downward earnings revisions. As economic growth slowed even further, more industries began to report a decline in business, and the stock market decline broadened.

 For the 1 year, in this environment, Defensive sectors outperformed at the expense of more economically sensitive cyclical sectors. As such, our overweight position in Consumer Cyclicals and our underweight in Utilities detracted from performance. Our underweight in Energy also hurt results, as the oil price remained resilient for much of the year. On a more positive note, our overweights in Consumer Staples and our underweight in Industrials contributed positively to performance.

 Looking ahead, we believe that low interest rates and relatively low levels of taxation should help to further stimulate corporate and consumer spending in the coming months, and that equity markets will continue to outperform as a result. However, the recent rally means that sector themes will probably be less important than company specifics, as companies that fail to meet their numbers going forward are more likely to be harshly punished by the market. As such, our bottom-up strategy should benefit us greatly, as we continue to focus on strong and well-managed franchises with proven track records.

                                     [CHART]

                    International      International Equity Fund

                           Equity Fund MSCI EAFE Index

                    -------------      -------------------------
31-Aug-1999          10,001.23               10,000.00
30-Sep-1999          9,935.73                10,103.00
31-Oct-1999          10,307.81               10,483.88
30-Nov-1999          11,104.10               10,850.82
31-Dec-1999          12,149.28               11,826.31
31-Jan-2000          11,523.58               11,076.52
29-Feb-2000          12,105.95               11,376.69
31-Mar-2000          12,439.96               11,820.38
30-Apr-2000          11,838.37               11,201.00
31-May-2000          11,566.83               10,929.93
30-Jun-2000          11,851.50               11,359.48
31-Jul-2000          11,411.38               10,885.79
31-Aug-2000          11,366.34               10,982.67
30-Sep-2000          10,813.82               10,450.01
31-Oct-2000          10,580.34               10,205.48
30-Nov-2000          10,129.48               9,824.82
31-Dec-2000          10,403.30               10,176.55
31-Jan-2001          10,375.25               10,171.46
28-Feb-2001           9,505.51                9,409.62
31-Mar-2001           8,848.98                8,786.70
30-Apr-2001           9,510.71                9,402.65
31-May-2001           9,220.73                9,078.26
30-Jun-2001           8,889.09                8,710.59
31-Jul-2001           8,671.26                8,552.92
31-Aug-2001           8,325.92                8,338.25
30-Sep-2001           7,518.08                7,495.25
31-Oct-2001           7,757.45                7,687.13
30-Nov-2001           7,965.30                7,970.78
31-Dec-2001           8,025.06                8,018.61


TOP TEN HOLDINGS (as of December 31, 2001)


                                  % of      six months ago
                               investments % of investments
Vodafone AirTouch PLC             3.9%           3.5%
Glaxo SmithKline PLC              3.4%           3.7%
Total Fina SA                     3.4%           3.1%
Nestle SA                         3.2%           3.3%
Takeda Chemical Industries        2.7%           3.5%
Bank of Ireland                   2.5%           1.7%
Barclay's PLC                     2.5%           2.4%
NovartisS AG                      2.4%           0.2%
Muenchener Rueckversicherungs-
Gesellschaft AG                   2.4%           2.5%
Tesco PLC                         2.3%           2.5%

AVERAGE ANNUAL TOTAL RETURNS*


                          International MSCI EAFE MorningStar
                           Equity Fund    Index   Peer Group+
                          ------------- --------- -----------
1 Year                       -22.86%     -21.21%    -21.42%
Since Inception (8/31/99)     -8.97        -9.03       N/A

TOP TEN COUNTRIES (as of December 31, 2001)


                  % of                    % of
               investments             investments
United Kingdom    27.5%    Italy          5.0%
Japan             21.6%    Netherlands    4.9%
Switzerland       10.3%    Spain          3.6%
France            9.3%     Hong Kong      2.4%
Germany           6.7%     Sweden         2.2%

* Total returns are for the period ended December 31, 2001, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Foreign Stock, Large Cap investment category.

                                                         Inception: May 1, 1998

  EMERGING MARKETS EQUITY FUND
  MORGAN STANLEY INVESTMENT MANAGEMENT
                                                              Meyer/Ramachandran

 For the 1 year period, the Fund returned -3.63% underperforming its benchmark--the MSCI Emerging Markets Free Index.

 Global Emerging Market equities--as measured by the MSCI Emerging Markets Free Index--returned +26.6% in the fourth quarter rebounding from the sharp downturn that followed the events of September 11. Emerging Market equities hit a low on September 21, 2001 and since then they have rallied 29.6% through the end of the year. Fueled by encouraging US economic data, market sentiment improved as expectations grew for a US-led global economic recovery in 2002. Global monetary easing, success in Afghanistan, and the fall in energy prices have all helped to support an economic recovery story in the US.

 In terms of portfolio positioning, the quality growth exposure we have been noting since mid September as part of our barbell strategy benefited the portfolio. Overall no major country allocation changes were made during the quarter. However our decision, following MSCI changes, to maintain the portfolio's absolute weights in Mexico, Malaysia and Chile led to increase in their relative weights within the portfolio. On a sector basis, in South Africa where the local currency depreciated 24.9% in the fourth quarter, we shifted from domestic oriented companies such as banks in favor of export-oriented commodity stocks that are expected to benefit from a weak currency.

 While we remain positive in the intermediate and long-term, we think a trading range environment is likely near-term given our expectations that the pace of the recent rally will slow and potentially reverse in order to be in line with fundamentals. Nevertheless, this near-term trading environment does not change our positive long-term posture given the strong liquidity, cheap valuations and corporate restructuring which should continue to support selected Emerging Market countries. We believe the cyclical bottom is forming in the US and as a result maintain our global view that the turnaround in growth (and thus Emerging Markets) has begun to point to an (anemic) recovery.

                                     [CHART]

                  Emerging Markets      MSCI Emerging Markets

                             Equity Fund Free Index

                  ----------------      ---------------------
30-Apr-1998          10,000.00               10,000.00
31-May-1998          8,687.98               8,630.00
30-Jun-1998          7,960.03               7,724.71
31-Jul-1998          8,533.05               7,969.59
31-Aug-1998          5,844.62               5,665.58
30-Sep-1998          6,556.15               6,024.78
31-Oct-1998          7,080.77               6,659.19
30-Nov-1998          7,667.81               7,213.23
31-Dec-1998          7,113.31               7,108.64
31-Jan-1999          6,933.57               6,994.19
28-Feb-1999          6,732.04               7,062.03
31-Mar-1999          7,577.83               7,992.81
30-Apr-1999          8,290.44               8,981.52
31-May-1999          7,990.48               8,929.43
30-Jun-1999          9,228.06               9,942.92
31-Jul-1999          8,932.36               9,672.47
31-Aug-1999          8,752.42               9,760.49
30-Sep-1999          8,575.24               9,430.58
31-Oct-1999          9,055.88               9,631.46
30-Nov-1999          10,560.14              10,495.40
31-Dec-1999          12,901.29              11,830.41
31-Jan-2000          12,556.47              11,901.39
29-Feb-2000          13,603.32              12,058.49
31-Mar-2000          13,829.75              12,117.58
30-Apr-2000          12,047.85              10,968.83
31-May-2000          11,235.00              10,515.82
30-Jun-2000          12,012.47              10,885.98
31-Jul-2000          11,066.32              10,326.44
31-Aug-2000          11,162.35              10,377.04
30-Sep-2000          9,707.19               9,471.12
31-Oct-2000          8,762.37               8,784.46
30-Nov-2000          7,692.06               8,016.70
31-Dec-2000          7,726.21               8,209.91
31-Jan-2001          8,827.46               9,340.41
28-Feb-2001          7,938.17               8,609.06
31-Mar-2001          7,092.43               7,763.65
30-Apr-2001          7,533.72               8,147.17
31-May-2001          7,613.46               8,244.12
30-Jun-2001          7,488.06               8,075.12
31-Jul-2001          7,035.61               7,564.77
31-Aug-2001          6,855.90               7,489.88
30-Sep-2001          5,800.53               6,330.45
31-Oct-2001          6,216.98               6,723.57
30-Nov-2001          6,947.56               7,425.51
31-Dec-2001          7,445.52               8,015.09


TOP TEN HOLDINGS (as of December 31, 2001)


                                        % of      six months ago
                                     investments % of investments
Samsung Electronics                     5.6%           4.8%
Taiwan Semiconductor                    4.4%           4.1%
Telefonos De Mexico, SA                 3.4%           3.5%
Anglo American PLC                      3.2%           2.9%
China Telecom (Hong Kong), Ltd.         3.0%           3.4%
SK Telecom Co., Ltd.                    2.5%           3.1%
RAO Unified Energy Systems              2.5%           2.4%
United Microelectronics Corp.           2.2%           1.9%
America Movil SA de CV                  2.0%           1.9%
Teva Pharmaceutical Industries, Ltd.    2.0%           1.3%

AVERAGE ANNUAL TOTAL RETURNS*


                Emerging Markets   MSCI Emerging    MorningStar
                 Equity Fund(1)  Markets Free Index Peer Group+
                ---------------- ------------------ -----------
1 Year               -3.63%            -2.37%          -3.38%
3 Years               1.53              4.08            3.35
Since Inception
(5/1/98)             -7.71             -5.86             N/A

TOP TEN COUNTRIES (as of December 31, 2001)


                 % of                  % of
              Investments           Investments
United States    26.5%    Hong Kong    5.8%
South Korea      19.5%    Brazil       5.0%
Taiwan           13.4%    Mexico       3.5%
South Africa     7.8%     Malaysia     3.2%
India            5.9%     Turkey       2.7%

(1)Returns reflect extra-ordinary capital contribution of $445,000 in June 1999.

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. International investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and the life products within the Morningstar variable universe having a Diversified Emerging Markets investment category.

                                                         Inception: May 1, 2001

  HEALTH SCIENCES FUND
  PUTNAM INVESTMENTS
                                                                  Margaret Smith

 The Fund returned -1.85% outperforming the S&P 500(R) Index but trailing the Goldman Sachs Health Care Index since its inception on May 1, 2001.

 Since inception, in pharmaceuticals, the selection of robust holdings such as Sepracor aided performance. Stock selection in health-care services (Quest Diagnostics, Trigon Healthcare, McKesson Corporation) also contributed to performance. Biotechnology, a segment that suffered due to valuation concerns (Waters, Applied Biosystems, Amgen), detracted from results despite significant contributions by select holdings (Gilead Sciences). Holdings within the retail staples area (CVS) also hindered results somewhat, due to concerns over 2001 profits, pharmacist shortages, and decreased non-pharmacy sales.

 In the immediate aftermath of September 11, the health-care sector as a whole benefited from a shift in investor sentiment toward defensive, non-cyclical areas of the equity market. However, this scenario reversed itself in the fourth quarter as growing optimism regarding a U.S. economic recovery and positive news from Afghanistan enticed investors back into higher-risk, cyclical market sectors. This trend benefited the Fund's biotechnology and medical technology holdings but hurt pharmaceutical and health-care services stocks.

 Looking ahead, the Fund is focusing on health-care services, an area in which we continue to see attractive investment opportunities, which should benefit from a more favorable hiring market. Recruitment has been difficult in the past, particularly in terms of registered nurses. We are also looking at pharmaceuticals, where valuations of select companies are currently depressed. The Fund remains diversified within the health-care sector and we continue to seek strong companies with growing earnings and solid management. Historical Fund Return

                                     [CHART]

            Health Sciences  GSSI Health Care  S&P 500/R/
                 Fund            Index/2/       Index/1/
            --------------   ----------------  ----------
 4/30/2001     $10,000           $10,000        $10,000
 5/31/2001      10,241            10,666         10,849
 6/30/2001      10,198            10,397         10,585
 7/31/2001      10,189            10,682         10,481
 8/31/2001       9,836            10,409          9,825
 9/30/2001       9,632            10,328          9,031
10/31/2001       9,591            10,342          9,204
11/30/2001       9,927            10,895          9,910
12/31/2001       9,815            10,242          9,277


 TOP TEN HOLDINGS (as of December 31, 2001)


                                % of      six months ago
                             Investments % of Investments

Pfizer, Inc.                    6.9%           7.8%
Johnson & Johnson               6.0%           6.2%
Amgen, Inc.                     4.6%           4.9%
Medtronic, Inc.                 4.3%           4.0%
American Home Products Corp.    4.3%           4.4%
AstraZeneca Group PLC           4.1%           3.3%
Pharmacia Corp.                 4.0%           4.4%
Schering-Plough Corp.           4.0%           4.2%
Merck & Co., Inc.               3.8%           4.6%
Eli Lilly & Co.                 3.5%           3.6%

AVERAGE ANNUAL TOTAL RETURNS*


                          Health              GSSI
                          Sciences S&P 500 Health Care

                             Fund Index(1) Index(2)

                         -------- -------- -----------
Since Inception (5/1/01)  -1.85%    3.66%    -10.65%

TOP SECTOR CLASSIFICATIONS (as of December 31, 2001)


                     % of
                  Investments

Health Care          90.5%
Capital Equipment    4.6%
Financial            2.9%
Technology           1.5%
Retail               0.5%

(1)"S&P 500" is an unmanaged stock index commonly used as a broad measure of stock market performance.

(2)The Goldman Sachs Healthcare Index is a modified capitalization weighted index that measures the performance of US healthcare stocks. The index has a maximum individual stock weighting which is currently 7.5%. The index includes companies in the following categories: providers of healthcare related services, researchers, manufacturers and distributors of pharmaceuticals, drugs and related sciences, and medical supplies, instruments and products.

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Sector investing entails special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are additional risks associated with a nondiversified fund, as outlined in the current prospectus.

                                                        Inception: May 16, 1988

  REAL ESTATE EQUITY FUND
  INDEPENDENCE INVESTMENT LLC
                                                          J. DeSantis/T. Spicer
  MORGAN STANLEY INVESTMENT MANAGEMENT, INC.
                                                             T. Bigman/D. Funke


  The Real Estate Equity Fund is a multi-manager fund with two sub-advisers each of which employs its own independent investment approach in managing its portion of the Fund. The two managers employ a distinct and complementary investment strategy. The multi-manager approach seeks to produce more consistent investment returns over market cycles and to reduce the risk of any one manager or strategy being out of favor in certain market environments.

  Independence Investment LLC (II LLC) selects real estate stocks using a combination of bottom-up fundamental equity research and quantitative tools. II LLC Real estate stocks are purchased that are undervalued relative to the stock's history and have improving earnings growth prospects.

  Morgan Stanley Investment Management (MSIM) uses a combination of top down market analysis to identify undervalued real estate property sectors and geographic regions and fundamental, bottom-up equity and real estate research to select stocks that are attractively priced relative to the underlying real estate value.

  As of December 31, 2001, II LLC managed approximately 48% and MSIM managed approximately 52% of the Fund's assets. For the year, the Fund returned 6.61% versus 10.49% for the Wilshire Real Estate Securities Index.

Independence Investment LLC

  The REIT sector ended up being one of the few bright spots having positive returns. REITs benefited by having attributes of both value and small cap stocks as these styles outperformed for the year. For the fourth quarter and the year of 2001, this portion of the Fund underperformed its benchmark--the Wilshire Real Estate Securities Index. In the fourth quarter, sector allocation was the main contributor to the negative relative performance. With sector bets kept to a minimum, a modest underweight in Hotels was all that was needed as the property-type rebounded significantly from its 9/11 lows. We believe this run-up is unjustified and may be short-lived as the companies report. Even though yield was not as much of an issue this quarter, it was the dominant theme that hurt relative performance throughout the year.

  With REITs displaying the qualities of a late-cycle cyclical, the expectation is that their recovery will lag that of a broader economic revival. However, we do see a number of factors in place that will lend support to the group. These include consistent revenues, predictable growth, high and increasing dividends, S&P index inclusion, favorable press, and better comparability to the broader equity markets with the adoption of operating EPS. All of this has, and should continue to bring new investors to the group.

  There are a couple of storm clouds on the horizon to keep an eye on. If we were to return to growth investing, predictable REITs would not look so attractive and would most likely underperform. Another risk is the potential of a rising interest rate environment as the economy improves. Given that scenario, we would expect that those investors who came into REITs for yield would exit it just as fast if other higher yielding alternatives were to materialize. Although this exodus may hurt the sector, dedicated REIT investors focused on the fundamentals should benefit. That said, we will continue to focus on those companies that are the leaders in their respective property-types, operate in areas with high barriers to entry, maintain financial flexibility, and have proven management teams at their helms.

Morgan Stanley Investment Management, Inc.
  In the fourth quarter of 2001 and 1 year periods, this portion of the Fund underperformed the benchmark--the Wilshire Real Estate Securities Index.

  In the fourth quarter, stock selection positively affected performance while sector allocation was a negative. Overweights in the apartment and office sectors and an underweight in hotels were the major detractors. This was partially mitigated by overweights in the regional mall sector. Stock selection achieved the largest contributions in the hotel and diversified sectors.

  In the fourth quarter, the top-down weightings in the portfolio reflected some modest adjustments to the more defensive stance that we established at the beginning of the year, as a result of weakening economic fundamentals. We increased our overweight to the mall sector as these stocks have continued to present a defensive alternative based on an expectation that occupancies will remain favorable. We continued to reduce our overweight to the office sector as there does not appear to be any visibility with regard to a return in demand. We also modestly increased our relative weighting to hotels, given the dramatic price declines. We remain most comfortable with companies that own properties with long-term leases with high quality tenants.

                                                        Inception: May 16, 1988
  REAL ESTATE EQUITY FUND
  INDEPENDENCE INVESTMENT LLC
                                                          J. DeSantis/T. Spicer
  MORGAN STANLEY INVESTMENT MANAGEMENT, INC.
                                                             T. Bigman/D. Funke

  The private real estate markets have weakened as a result, we believe, of a continued reduction in demand. Property value estimates are based upon the current weakened levels of occupancy. With a dramatic slowdown in new supply, when the economy does recover, we expect to see occupancy rates recover. Thus, the property values should also recover. The consensus of sell-side analysts have predicted that the sector may provide a total return of 7% to 10% in 2002. Our own estimates are at the lower end of that range, with the caveat that a continuation of the favorable funds flow to the sector may allow for an upside to this range.

                                     [CHART]

          Real Estate   Wilshire Real Estate
          Equity Fund    Securities Index

          -----------   --------------------

31 Dec 91   10,000.00   10,000.00
31 Jan 92   10,397.14   10,471.00
28 Feb 92   10,285.46   10,442.73
31 Mar 92   10,253.73   10,217.17
30 Apr 92   10,117.08   10,047.56
29 May 92   10,412.46   10,087.75
30 Jun 92   10,149.30    9,784.11
31 Jul 92   10,448.54    9,820.31
31 Aug 92   10,479.67    9,672.02
30 Sep 92   10,739.15   10,039.56
30 Oct 92   10,930.53   10,146.98
30 Nov 92   11,059.53   10,234.25
31 Dec 92   11,600.77   10,735.73
29 Jan 93   12,498.70   11,481.86
26 Feb 93   13,048.58   12,037.58
31 Mar 93   13,964.21   12,845.30
30 Apr 93   13,195.37   12,116.97
28 May 93   12,983.16   11,926.74
30 Jun 93   13,246.36   12,239.22
30 Jul 93   13,426.69   12,487.67
31 Aug 93   13,515.32   12,747.42
30 Sep 93   14,305.62   13,327.43
29 Oct 93   14,039.18   12,951.59
30 Nov 93   13,434.55   12,386.90
31 Dec 93   13,606.71   12,372.04
31 Jan 94   13,929.29   12,743.20
28 Feb 94   14,506.56   13,264.40
31 Mar 94   14,071.07   12,650.25
29 Apr 94   14,163.93   12,791.94
31 May 94   14,451.12   13,058.01
30 Jun 94   14,068.68   12,800.77
29 Jul 94   13,988.51   12,830.21
31 Aug 94   14,008.48   12,821.23
30 Sep 94   13,929.96   12,607.11
31 Oct 94   13,333.07   12,145.69
30 Nov 94   12,882.74   11,670.80
30 Dec 94   13,996.45   12,575.28
31 Jan 95   13,513.05   12,169.10
28 Feb 95   13,797.32   12,549.99
31 Mar 95   14,238.49   12,622.78
28 Apr 95   13,657.50   12,531.90
31 May 95   14,238.49   12,946.71
30 Jun 95   14,464.33   13,171.98
31 Jul 95   14,737.72   13,384.05
31 Aug 95   14,839.68   13,547.33
29 Sep 95   15,193.81   13,796.60
31 Oct 95   14,682.48   13,368.91
30 Nov 95   14,742.30   13,507.95
29 Dec 95   15,719.77   14,291.41
31 Jan 96   15,902.58   14,488.63
29 Feb 96   16,069.76   14,775.50
29 Mar 96   16,214.19   14,895.18
30 Apr 96   16,159.20   14,962.21
31 May 96   16,460.14   15,295.87
28 Jun 96   16,802.95   15,601.79
31 Jul 96   15,750.07   15,462.93
30 Aug 96   17,456.34   16,120.11
30 Sep 96   17,939.05   16,523.11
31 Oct 96   18,405.59   16,970.89
29 Nov 96   19,042.53   17,675.18
31 Dec 96   20,917.82   19,561.12
31 Jan 97   21,147.70   19,840.84
28 Feb 97   21,130.69   19,852.75
31 Mar 97   21,009.09   19,920.25
30 Apr 97   20,376.75   19,276.82
30 May 97   21,014.85   19,851.27
30 Jun 97   22,093.01   20,835.89
31 Jul 97   22,687.20   21,521.40
29 Aug 97   22,542.99   21,362.14
30 Sep 97   24,502.39   23,468.44
31 Oct 97   23,619.26   22,471.04
28 Nov 97   23,920.33   22,922.70
31 Dec 97   24,520.35   23,433.88
31 Jan 98   23,824.06   23,103.46
27 Feb 98   23,402.27   22,807.74
31 Mar 98   23,991.43   23,257.05
30 Apr 98   23,241.45   22,524.45
29 May 98   23,080.50   22,308.22
30 Jun 98   23,007.64   22,189.98
31 Jul 98   21,450.79   20,645.56
31 Aug 98   19,515.66   18,500.49
30 Sep 98   20,860.55   19,536.52
30 Oct 98   20,339.92   19,268.86
30 Nov 98   20,628.52   19,631.12
31 Dec 98   20,423.78   19,350.39
29 Jan 99   19,864.63   18,930.49
26 Feb 99   19,378.93   18,780.94
31 Mar 99   19,282.23   18,679.52
30 Apr 99   21,324.45   20,670.76
28 May 99   21,883.56   21,020.10
30 Jun 99   21,653.35   20,662.75
30 Jul 99   20,931.12   19,871.37
31 Aug 99   20,836.15   19,573.30
30 Sep 99   19,844.76   18,690.54
29 Oct 99   19,428.42   18,342.90
30 Nov 99   19,275.14   18,054.92
31 Dec 99   20,079.39   18,733.78
31 Jan 00   20,106.96   18,810.59
29 Feb 00   19,678.95   18,451.31
31 Mar 00   20,734.44   19,259.48
28 Apr 00   21,951.70   20,632.68
31 May 00   22,250.70   20,880.27
30 Jun 00   22,824.83   21,583.93
31 Jul 00   25,079.40   23,522.17
31 Aug 00   24,257.88   22,675.37
29 Sep 00   25,320.32   23,412.32
31 Oct 00   24,214.08   22,396.23
30 Nov 00   24,735.82   22,900.14
29 Dec 00   26,363.13   24,491.70
31 Jan 01   26,180.41   24,736.62
28 Feb 01   25,722.21   24,222.10
30 Mar 01   25,540.16   24,241.47
30 Apr 01   26,029.17   24,818.42
31 May 01   26,581.57   25,513.34
30 Jun 01   27,931.17   26,893.61
31 Jul 01   27,459.48   26,355.74
31 Aug 01   28,516.49   27,275.55
28 Sep 01   26,866.11   25,658.11
31 Oct 01   25,881.29   24,698.50
30 Nov 01   27,433.39   26,298.96
31 Dec 01   27,040.70   27,061.63

TOP TEN HOLDINGS (as of December 31, 2001)


                                       % of      six months ago
                                    Investments % of Investments

Equity Office Properties Trust         10.3%         10.5%
Simon Property Group, Inc.             6.0%          5.7%
Avalonbay Communities, Inc.            5.4%          5.7%
Archstone Communities Trust            5.2%          5.4%
Equity Residential Properties Trust    5.2%          5.8%
Public Storage, Inc.                   4.8%          4.9%
Starwood Hotels & Resorts
Worldwide, Inc.                        3.8%          3.6%
Vornado Realty Trust                   3.7%          3.6%
Boston Properties, Inc.                3.3%          3.3%
AMB Property Corp.                     2.8%          2.7%

AVERAGE ANNUAL TOTAL RETURNS*


         Real Estate      Wilshire Real      MorningStar
         Equity Fund Estate Securities Index Peer Group+
         ----------- ----------------------- -----------
1  Year      6.61%            10.49%             7.97%
3  Years    11.23%            11.83%            10.10%
5  Years     6.08%             6.71%             6.39%
10 Years    10.89%            10.47%            10.21%

TOP INDUSTRY CLASSIFICATIONS
 (as of December 31, 2001)


                                % of
                             Investments

Real Estate Investment Trust   100.0%
Real Estate Development         N/A
Real Estate Operations          N/A

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Sector investing and a nondiversified fund entails special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a Specialty Stock Real Estate investment category.

(1)Wilshire Real Estate Securities Index is a market-capitalization weighted index which measures the performance of real estate securities. The index contains performance data on five major categories of property: office, retail, industrial, apartment and miscellaneous.

                                                      Inception: March 29, 1986

  MANAGED FUND
  INDEPENDENCE INVESTMENT LLC
                                                      J. Forrelli/J. Shallcross
  CAPITAL GUARDIAN TRUST COMPANY
                                                                 Management Team

  The Managed Fund is a multi-manager fund with two sub-advisers, each of which employs its own investment approach and independently manages its portion of the Fund. The two managers employ a distinct and complementary investment strategy. The multi-manager approach seeks to produce more consistent investment returns over market cycles and to reduce the risk of any one manager or strategy being out of favor in certain market environments.

  Independence has a normal target mix of 60% stocks and 40% bonds and selects stocks and bonds using a combination of fundamental equity research and quantitative tools. Capital Guardian has a normal target of 70% stocks and 30% bonds and selects stocks and bonds using a fundamental, research-driven approach. Capital Guardian also employs a multiple-manager approach by which each portfolio manager and the research analysts as a group each manage a separate portion of the portfolio to capture the highest conviction ideas of the investment team.

  As of December 31, 2001, II LLC managed approximately 80% and Capital Guardian managed approximately 20% of the Fund's assets. The Fund returned -2.84% compared to -3.72% for the benchmark.

Independence Investment LLC

  Despite negative economic news, the equity market rebounded strongly in the fourth quarter, anticipating a potential economic recovery in the second half of 2002. The market continued to be volatile, and we are pleased to report that this portion of the Fund outperformed its benchmark during the fourth quarter as well as for the year.

  Strong stock selection broadly across most sectors was the primary driver of outperformance in the quarter and the 1 year period. With the big rebound in technology, performance of selected software and hardware stocks was strong. In retailing, selected companies, benefited at the expense of other retailers. Helped both by strength in home refinancings and an increased nesting mentality in reaction to September 11th, select home retailer holdings also performed well.

  The domestic fixed income strategy was in line with the Lehman Aggregate index during the 4/th/ quarter and 1 year. During the quarter, the portfolio benefited from overweights in the Credit and CMBS sectors, which outperformed Treasury securities. On the other hand, slight overweight positions in the ABS and MBS sectors subtracted moderately from performance. Overall, the larger holdings of higher yielding "spread" sector assets added modestly to performance versus the Lehman Aggregate index.

Capital Guardian Trust Company

  In a global environment of slowing economic growth and falling interest rates, bonds outperformed stocks for the year despite equity markets' fourth-quarter rebound from post-September 11 lows. Small stocks also outperformed large stocks on a global basis. In fixed income, high-grade corporate bonds largely outperformed government paper despite a deterioration in corporate credit quality.

  Our overweight position in equities throughout the year hurt performance on an absolute basis, but on a relative basis, this portion of the Fund finished ahead of the benchmark. Stock selection in large-cap equities was helpful. The fund holds a number of financial, food, healthcare, and specialty retail stocks that provided strong positive results. Avoiding many of the largest stocks in the index was also beneficial. Within the information technology sector, the fund was not immune to the sell-off, but it did hold a number of stocks, including several semiconductor-related names, that ended the year solidly in the black. Unlike large caps, our small-cap holdings underperformed.

  The fixed-income fund's large exposure to corporate securities helped early in the year and hurt late in the year as equities rallied to finish the year on a positive note.

  While stock prices may have outpaced their fundamentals in the fourth quarter, we still expect to overweight them in the fund given the likelihood of an improving environment for corporate profits and a deteriorating environment for bonds. Within the fund's equity exposure, we expect to continue overweighting small caps, which tend to outperform in the early stages of economic improvement.

                                                      Inception: March 29, 1986

  MANAGED FUND
  INDEPENDENCE INVESTMENT LLC
                                                       J. Forelli/J. Shallcross
  CAPITAL GUARDIAN TRUST COMPANY
                                                                 Management Team

                                     [CHART]

                     Managed Fund          Managed Benchmark (1)
                     ------------          ---------------------
12/31/1991          $10,000.00                 $10,000.00
 1/31/1992            9,845.12                   9,839.00
 2/28/1992            9,914.26                   9,933.45
 3/31/1992            9,786.82                   9,808.29
 4/30/1992            9,993.77                   9,986.80
 5/29/1992           10,136.32                  10,107.64
 6/30/1992           10,166.41                  10,104.61
 7/31/1992           10,449.10                  10,411.79
 8/31/1992           10,369.89                  10,359.73
 9/30/1992           10,500.20                  10,480.94
10/30/1992           10,402.06                  10,430.63
11/30/1992           10,609.16                  10,607.95
12/31/1992           10,771.16                  10,761.77
 1/29/1993           10,909.24                  10,904.90
 2/26/1993           11,075.06                  11,073.93
 3/31/1993           11,274.93                  11,216.78
 4/30/1993           11,106.63                  11,119.19
 5/28/1993           11,273.34                  11,277.09
 6/30/1993           11,441.79                  11,397.75
 7/30/1993           11,429.03                  11,403.45
 8/31/1993           11,816.03                  11,720.47
 9/30/1993           11,861.94                  11,693.51
10/29/1993           11,998.47                  11,833.83
11/30/1993           11,884.61                  11,727.33
12/31/1993           12,021.06                  11,830.53
 1/31/1994           12,301.76                  12,108.55
 2/28/1994           11,976.14                  11,839.74
 3/31/1994           11,624.65                  11,436.00
 4/29/1994           11,684.55                  11,464.59
 5/31/1994           11,686.17                  11,557.45
 6/30/1994           11,570.36                  11,402.58
 7/29/1994           11,830.89                  11,704.75
 8/31/1994           12,014.65                  11,950.55
 9/30/1994           11,761.05                  11,718.71
10/31/1994           11,812.43                  11,847.62
11/30/1994           11,629.89                  11,616.59
12/30/1994           11,752.81                  11,740.89
 1/31/1995           11,973.58                  12,009.75
 2/28/1995           12,332.20                  12,385.66
 3/31/1995           12,492.99                  12,606.12
 4/28/1995           12,770.70                  12,878.41
 5/31/1995           13,260.29                  13,381.96
 6/30/1995           13,454.73                  13,588.04
 7/31/1995           13,668.47                  13,800.02
 8/31/1995           13,832.24                  13,902.14
 9/29/1995           14,242.11                  14,260.81
10/31/1995           14,270.13                  14,327.84
11/30/1995           14,728.53                  14,750.51
12/29/1995           14,937.08                  14,989.47
 1/31/1996           15,167.22                  15,296.75
 2/29/1996           15,104.12                  15,237.09
 3/29/1996           15,121.00                  15,256.90
 4/30/1996           15,151.58                  15,327.08
 5/31/1996           15,333.25                  15,509.48
 6/28/1996           15,479.65                  15,645.96
 7/31/1996           15,140.40                  15,318.96
 8/30/1996           15,270.05                  15,469.08
 9/30/1996           15,749.27                  16,038.35
10/31/1996           16,133.05                  16,436.10
11/29/1996           16,751.96                  17,200.38
12/31/1996           16,537.75                  16,952.69
 1/31/1997           16,929.67                  17,505.35
 2/28/1997           16,988.38                  17,598.13
 3/31/1997           16,592.15                  17,133.54
 4/30/1997           17,041.05                  17,774.33
 5/30/1997           17,535.17                  18,405.32
 6/30/1997           18,009.89                  18,926.19
 7/31/1997           19,028.42                  19,933.06
 8/29/1997           18,489.84                  19,295.21
 9/30/1997           19,110.71                  19,966.68
10/31/1997           18,920.50                  19,778.99
11/28/1997           19,373.54                  20,281.38
12/31/1997           19,633.08                  20,557.21
 1/31/1998           19,850.85                  20,799.78
 2/27/1998           20,751.94                  21,694.17
 3/31/1998           21,519.30                  22,390.55
 4/30/1998           21,665.23                  22,571.92
 5/29/1998           21,594.70                  22,425.20
 6/30/1998           22,201.80                  23,048.62
 7/31/1998           21,972.49                  22,919.55
 8/31/1998           19,914.81                  21,081.40
 9/30/1998           20,599.11                  22,089.09
10/30/1998           21,695.16                  23,120.65
11/30/1998           22,601.14                  24,013.11
12/31/1998           23,641.64                  24,872.78
 1/29/1999           24,000.62                  25,566.73
 2/26/1999           23,347.07                  24,912.22
 3/31/1999           23,844.49                  25,564.92
 4/30/1999           24,531.09                  26,191.26
 5/28/1999           24,143.45                  25,727.68
 6/30/1999           25,000.71                  26,550.96
 7/30/1999           24,476.30                  26,009.32
 8/31/1999           24,323.07                  25,926.09
 9/30/1999           24,014.66                  25,620.16
10/29/1999           24,943.53                  26,629.60
11/30/1999           25,103.46                  26,954.48
12/31/1999           25,793.30                  27,854.76
 1/31/2000           24,828.50                  26,977.33
 2/29/2000           24,491.02                  26,801.98
 3/31/2000           26,254.92                  28,517.31
 4/28/2000           25,866.04                  27,969.78
 5/31/2000           25,641.87                  27,620.15
 6/30/2000           26,106.49                  28,258.18
 7/31/2000           25,965.90                  28,097.11
 8/31/2000           27,153.97                  29,308.09
 9/29/2000           26,315.31                  28,452.30
10/31/2000           26,452.28                  28,455.14
11/30/2000           25,335.50                  27,297.02
12/29/2000           25,799.87                  27,580.91
 1/31/2001           26,447.56                  28,347.66
 2/28/2001           25,197.15                  26,896.26
 3/30/2001           24,231.36                  25,927.99
 4/30/2001           25,585.57                  27,092.16
 5/31/2001           25,755.23                  27,265.55
 6/30/2001           25,353.20                  26,908.37
 7/31/2001           25,342.55                  26,991.78
 8/31/2001           24,459.57                  26,101.06
 9/28/2001           23,253.30                  24,957.83
10/31/2001           23,808.68                  25,451.99
11/30/2001           24,921.72                  26,482.80
12/31/2001           24,892.52                  26,554.30



TOP TEN HOLDINGS (as of December 31, 2001)


                                      % of      six months ago
                                   Investments % of Investments

Federal National Mortgage Assoc.      14.6%         13.5%
U.S. Treasury                         3.6%          3.6%
Pfizer, Inc.                          2.7%          2.9%
General Electric Co.                  2.0%          1.7%
Microsoft Corp.                       2.0%          1.9%
Citigroup, Inc.                       1.9%          1.8%
Exxon Mobil Corp.                     1.7%          1.6%
Wal-Mart Stores, Inc.                 1.4%          1.1%
Intel Corp.                           1.4%          1.4%
American International Group, Inc.    1.3%          1.3%

AVERAGE ANNUAL TOTAL RETURNS*


         Managed   Managed    MorningStar
          Fund   Benchmark(1) Peer Group+
         ------- ------------ -----------
1 Year    -2.84%    -3.72%       -4.38%
3 years    1.97      2.20         2.49
5 years    8.67      9.39         8.17
10 Years   9.63     10.26         9.36

TOP TEN SECTOR CLASSIFICATIONS
(as of December 31, 2001)

                     % of                          % of
                  Investments                   Investments
Governmental         19.6%    Capital Equipment    6.1%
Financial            19.2%    Retail               5.7%
Technology           15.4%    Energy               5.1%
Health Care          11.3%    Consumer Staple      4.4%
Consumer Cyclical     6.4%    Utility              4.2%

(1)The Managed Benchmark represents 50% S&P 500/50% Lehman Brothers Aggregate Bond from April 1986 to December 1997, then 60% S&P 500/40% Lehman Brothers Aggregate Bond from 1998 to present.

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are additional risks associated with a nondiversified fund, as outlined in the current prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Domestic Hybrid investment category.

                                                         Inception: May 1, 1996

  GLOBAL BALANCED FUND
  CAPITAL GUARDIAN TRUST COMPANY
                                                                 Management Team

 For the 1 year period, the Fund returned -6.45%, outperforming its customized benchmark (-10.19%).

 For the 1 year period, the Fund's performance benefited largely from favorable stock selection. Global stock markets ended 2001 on a positive note with a powerful rally in the fourth quarter, but still ended the year deep in the red. Among developed markets, non-U.S. stocks in aggregate fared about the same as those in the U.S. during the quarter. Digging a little deeper, stocks from continental Europe and from the Pacific, excluding Japan, had the best returns. Stocks in the United Kingdom along with a small group of other European markets lagged, while Japan reported negative results. Returns for small-cap stocks were better than large caps in the U.S. and worse than large caps outside the U.S. Emerging markets stocks, as a group, had the best results of all.

 Bonds, on the other hand, had a seesaw year. Yields fell early on, then rose as economic growth in 2002 appeared more likely. Total returns for the period were flat in the U.S., though they ended the year with solid gains. Non-U.S. bonds had mildly positive total returns in local currency and negative returns when translated to U.S. dollars.
 Prior to September 11, our investment funds and our asset allocation decisions reflected a belief that an economic upturn would soon be in view. The terrorist attacks, however, have postponed that recovery. As a result, our overweighting in equities, along with the increased exposure to cyclical holdings within our equity funds, contributed to underperformance during the third quarter.

 While stocks have come a long way in a short period of time, we continue to overweight them relative to bonds. Near-term earnings expectations are low, but stocks should benefit from a number of positive influences including low interest rates, low oil prices, and the significant liquidity that has been injected into the global financial system. We think it is likely the economies of North America, Europe, and Asia, excluding Japan, will return to growth over the course of 2002. Within our equity allocation we favor non-U.S. stocks where valuations appear more attractive.

                                     [CHART]

                                            Global Balanced Composite

                Global Balanced Fund               Benchmark (1)
                --------------------        -------------------------
 4/30/1996          10,000.00                    10,000.00
 5/31/1996          9,992.36                      9,892.00
 6/30/1996          10,054.88                     9,940.47
 7/31/1996          9,955.81                      9,849.02
 8/31/1996          10,007.29                     9,898.26
 9/30/1996          10,256.56                    10,067.52
10/31/1996          10,314.89                    10,084.64
11/30/1996          10,677.97                    10,397.26
12/31/1996          10,672.71                    10,279.77
 1/31/1997          10,508.77                     9,927.18
 2/28/1997          10,623.91                     9,985.75
 3/31/1997          10,567.65                     9,971.77
 4/30/1997          10,507.44                     9,941.85
 5/31/1997          11,089.20                    10,497.60
 6/30/1997          11,433.44                    10,909.11
 7/31/1997          11,471.15                    10,940.74
 8/31/1997          10,985.68                    10,435.28
 9/30/1997          11,470.48                    10,906.96
10/31/1997          11,127.39                    10,459.77
11/30/1997          10,966.64                    10,291.37
12/31/1997          10,955.08                    10,320.18
 1/31/1998          11,195.12                    10,631.85
 2/28/1998          11,630.17                    11,135.80
 3/31/1998          11,807.71                    11,310.64
 4/30/1998          11,952.21                    11,456.54
 5/31/1998          11,952.24                    11,413.01
 6/30/1998          11,914.86                    11,439.26
 7/31/1998          11,962.23                    11,494.17
 8/31/1998          11,270.31                    10,651.64
 9/30/1998          11,435.01                    10,700.64
10/31/1998          12,220.68                    11,596.29
11/30/1998          12,442.76                    11,897.79
12/31/1998          12,925.42                    12,314.21
 1/31/1999          12,913.81                    12,250.18
 2/28/1999          12,390.27                    11,901.05
 3/31/1999          12,558.03                    12,234.28
 4/30/1999          12,777.95                    12,570.72
 5/31/1999          12,313.42                    12,071.66
 6/30/1999          12,412.46                    12,279.29
 7/31/1999          12,784.63                    12,662.41
 8/31/1999          12,771.50                    12,715.59
 9/30/1999          12,780.73                    12,889.79
10/31/1999          12,911.64                    13,210.75
11/30/1999          12,991.88                    13,449.87
12/31/1999          13,586.49                    14,251.48
 1/31/2000          12,794.33                    13,540.33
 2/29/2000          12,820.00                    13,717.71
 3/31/2000          13,194.62                    14,254.07
 4/30/2000          12,656.58                    13,557.05
 5/31/2000          12,722.96                    13,394.36
 6/30/2000          12,990.79                    13,796.19
 7/31/2000          12,724.74                    13,470.60
 8/31/2000          12,891.86                    13,694.21
 9/30/2000          12,570.54                    13,247.78
10/31/2000          12,497.20                    13,047.74
11/30/2000          11,946.29                    12,677.18
12/31/2000          12,352.52                    12,982.70
 1/31/2001          12,722.52                    13,126.81
 2/28/2001          12,056.81                    12,459.97
 3/31/2001          11,553.80                    11,827.00
 4/30/2001          12,268.78                    12,336.75
 5/31/2001          12,111.70                    12,229.42
 6/30/2001          11,830.12                    11,955.48
 7/31/2001          11,776.35                    11,981.78
 8/31/2001          11,572.93                    11,818.83
 9/30/2001          10,739.32                    11,229.07
10/31/2001          11,059.83                    11,394.14
11/30/2001          11,559.96                    11,735.96
12/31/2001          11,556.31                    11,659.68

TOP TEN HOLDINGS (as of December 31, 2001)


                                    % of      six months ago
                                 investments % of investments
Republic of Germany                 10.3%          4.4%
U.S. Treasury                       6.5%           9.2%
Netherlands Government              3.4%           3.6%
Government of Japan                 2.9%           3.2%
Federal National Mortgage Assoc.    2.4%           2.6%
AstraZeneca Group PLC               2.1%           2.2%
Nokia Oyj                           1.9%           1.8%
Vodafone AirTouch PLC               1.4%           1.5%
Government of Canada                1.3%           0.8%
European Investment Bank            1.2%           1.4%

AVERAGE ANNUAL TOTAL RETURNS*


                                         Global Balanced
                         Global Balanced    Composite    MorningStar

                              Fund        Benchmark (1)  Peer Group+
                         --------------- --------------- -----------
1 Year                        -6.45%         -10.19%        -8.10%
3 Years                       -3.66           -1.80          1.44
5 Years                        1.60            2.55          5.47
Since Inception (5/1/96)       2.58            2.75           N/A

TOP TEN COUNTRIES (as of December 31, 2001)


                 % of                       % of
              Investments                Investments
United States    42.6%    Germany           11.4%
Japan            9.3%     United Kingdom    7.2%
Netherlands      5.6%     Supra National    4.9%
France           3.3%     Switzerland       2.9%
Canada           2.5%     Finland           2.1%

(1)International Balanced Composite Index: 65% MSCI World Index Excluding US, and 35% Salomon Brothers Non-US Govt. Bond Index, unhedged, May 1996 to April 2000, and 60% MSCI World / 40% Salomon Brothers World Government Bond, Unhedged, May 2000-present.

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with a nondiversified fund and with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a 60% World Stock, Large Cap, 10% Intermediate Term-Bond category and a 30% weighting of the International Bond category. Prior to May 2000 (concurrent with the Fund's strategy change), the peer group represents the International Hybrid investment category.

                                                         Inception: May 1, 1994

  SHORT-TERM BOND FUND
  INDEPENDENCE INVESTMENT LLC
                                                                James Shallcross

 Fixed income markets finished this most calamitous year quietly amidst early signs that the recession could be ending. Accordingly, interest rates increased 20-30 bps with the intermediate part of the yield curve underperforming. Investors are beginning to once again favor spread sector assets over Treasuries as the robust valuations combined with diminished absolute return expectations make relative value analysis relevant once more. Corporates, CMBS and ABS all modestly outperformed Treasuries, with Agency Debentures and MBS underperforming slightly. The benchmark cyclical corporate sectors such as Autos and Telecom and BBB-rated industrials posted much of the excess return, with the higher rated defensive issue actually lagging Treasury returns for the most part.

 For the year, all sectors except MBS handily outperformed Treasuries, with the Corporate sector posting its best relative performance since the early 1990s. MBS suffered from spikes in both prepayments and implied volatility. Interestingly, MBS performed better as Treasuries rallied than when they backed up, which is the exact opposite of historic experience. The huge institutions that dominate this market are causing increasingly larger dislocations in valuation as their market share continues to grow.

 The fund returned 0.41% in the 4th Quarter and 8.09% for the 1 year underperforming the benchmark in both periods. For the quarter, an extremely small exposure to short Enron debentures subtracted 8 basis points in return despite being liquidated 50 points higher than current trading levels. Additionally, other energy names hindered performance as the entire sector traded down in the ensuing Enron debacle. These exposures were opportunistically liquidated during the quarter to guard against further deterioration. On a more positive note, exposure to defensive names added to performance. Performance for the quarter was also hampered by a slightly longer duration exposure versus the index, although over time this will likely benefit portfolio performance.

                                     [CHART]

             Short-Term Bond Fund  Short-Term Bond Benchmark (1)
             --------------------  -----------------------------
4/30/1994         10,000.00              10,000.00
5/31/1994          9,999.10              10,013.00
6/30/1994         10,010.06              10,032.02
7/31/1994         10,109.04              10,137.36
8/31/1994         10,129.77              10,170.81
9/30/1994         10,075.07              10,116.91
10/31/1994        10,077.64              10,129.05
11/30/1994        10,032.42              10,074.35
12/31/1994        10,033.45              10,101.55
1/31/1995         10,171.65              10,258.13
2/28/1995         10,323.89              10,431.49
3/31/1995         10,367.20              10,488.88
4/30/1995         10,462.04              10,596.90
5/31/1995         10,693.65              10,843.81
6/30/1995         10,768.78              10,907.78
7/31/1995         10,779.52              10,935.05
8/31/1995         10,844.29              11,010.51
9/30/1995         10,892.08              11,072.16
10/31/1995        10,995.70              11,180.67
11/30/1995        11,097.85              11,300.30
12/31/1995        11,186.64              11,399.75
1/31/1996         11,272.67              11,502.35
2/29/1996         11,183.40              11,419.53
3/31/1996         11,142.92              11,385.27
4/30/1996         11,123.65              11,373.88
5/31/1996         11,123.35              11,380.71
6/30/1996         11,211.29              11,476.31
7/31/1996         11,237.60              11,516.47
8/31/1996         11,259.93              11,544.11
9/30/1996         11,392.29              11,668.79
10/31/1996        11,527.48              11,827.49
11/30/1996        11,607.29              11,939.85
12/31/1996        11,590.50              11,910.00
1/31/1997         11,642.19              11,963.59
2/28/1997         11,661.20              11,982.73
3/31/1997         11,631.38              11,953.97
4/30/1997         11,727.48              12,067.54
5/31/1997         11,804.67              12,154.42
6/30/1997         11,894.39              12,248.01
7/31/1997         12,057.70              12,425.61
8/31/1997         12,033.34              12,408.21
9/30/1997         12,137.82              12,522.37
10/31/1997        12,241.06              12,636.32
11/30/1997        12,247.10              12,662.86
12/31/1997        12,333.56              12,757.83
1/31/1998         12,464.31              12,905.82
2/28/1998         12,460.42              12,903.24
3/31/1998         12,503.49              12,952.27
4/30/1998         12,558.72              13,013.15
5/31/1998         12,622.10              13,088.62
6/30/1998         12,678.91              13,155.38
7/31/1998         12,737.07              13,215.89
8/31/1998         12,872.29              13,338.80
9/30/1998         13,006.90              13,522.87
10/31/1998        12,999.01              13,553.98
11/30/1998        13,019.40              13,590.57
12/31/1998        13,050.91              13,644.93
1/31/1999         13,080.52              13,721.35
2/28/1999         13,035.23              13,673.32
3/31/1999         13,105.11              13,781.34
4/30/1999         13,154.00              13,840.60
5/31/1999         13,122.05              13,823.99
6/30/1999         13,164.57              13,866.85
7/31/1999         13,191.85              13,895.97
8/31/1999         13,224.82              13,926.54
9/30/1999         13,326.59              14,028.20
10/31/1999        13,363.46              14,078.70
11/30/1999        13,411.79              14,119.53
12/31/1999        13,437.82              14,139.30
1/31/2000         13,435.28              14,146.37
2/29/2000         13,530.22              14,248.22
3/31/2000         13,598.40              14,318.04
4/30/2000         13,629.54              14,329.49
5/31/2000         13,678.74              14,379.65
6/30/2000         13,841.10              14,542.14
7/31/2000         13,928.19              14,651.20
8/31/2000         14,031.28              14,774.27
9/30/2000         14,151.78              14,905.76
10/31/2000        14,182.44              14,950.48
11/30/2000        14,329.97              15,080.55
12/31/2000        14,509.63              15,258.50
1/31/2001         14,709.17              15,493.48
2/28/2001         14,825.98              15,617.43
3/31/2001         14,933.75              15,745.49
4/30/2001         14,979.29              15,800.60
5/31/2001         15,065.25              15,909.63
6/30/2001         15,123.33              15,974.85
7/31/2001         15,312.86              16,190.52
8/31/2001         15,412.82              16,308.71
9/30/2001         15,619.98              16,517.46
10/31/2001        15,762.34              16,682.63
11/30/2001        15,701.56              16,635.92
12/31/2001        15,683.64              16,645.90



                                        % of      six months ago
                                     Investments % of Investments

U.S. Treasury                           18.6%         15.6%
Federal National Mortgage Assoc.        14.6%         15.0%
Chase Funding Loan Acquisition Trust    3.1%          3.2%
Ford Motor Credit Co.                   2.9%          3.0%
General Electric Capital Corp.          2.4%          2.5%
General Motors Acceptance Corp.         2.3%          2.3%
First Union Corp.                       2.3%          2.3%
Premier Auto Trust                      2.3%          2.4%
Province of Ontario                     2.2%          2.2%
Advanta Mortgage Loan Trust             1.8%          1.8%

AVERAGE ANNUAL TOTAL RETURNS*

                         Short-Term     Short-Term     MorningStar
                         Bond Fund  Bond Benchmark (1) Peer Group+
                         ---------- ------------------ -----------
1 Year                      8.09           9.09%          7.22%
3 Years                     6.32           6.85           6.67
5 Years                     6.24           6.92           6.18
Since Inception (5/1/94)    6.04           6.87            N/A

FUND COMPOSITION (as of December 31, 2001)


Credit Quality            Duration
  Short Term    4.25% (less than)1 Year 28.19%
  AAA          56.18% 1-3 Years         50.79%
  AA            9.15% 3-5 Years         21.02%
  A            15.78% 5-10 Years         0.00%
  BBB          14.30%
  BB            0.34%

(1)Short-Term Bond Index represents the Merrill Lynch 1-5 Year Government Bond from May 1994 to April 1998, 65% Lehman Brothers 1-3 Year Credit Bond. 35% Lehman Brothers 1-3 year Government Bond Index, May 1998 to present.

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Short-Term Bond Investment category. Prior to May 1998 (concurrent with the Fund's strategy change), the peer group represents the Short-Term Government Bond category.

                                                         Inception: May 1, 1998

  BOND INDEX FUND
  MELLON BOND ASSOCIATES, LLP
                                                                  Gregory Curran

 The Fund returned 7.76% for the 1 year period, underperforming its benchmark, the Lehman Brothers Aggregate Index.

 October began with uncertainty surrounding the aftermath of the September 11 attacks and the state of the economy. The Treasury department made a surprise announcement to suspend the 30-year Treasury auction cycle. The end of the 30-year bond auction was not the only surprise, as the Treasury also held an unscheduled reopening of the 10-year note. Illiquidity began after the September 11 attack. As expected, the Federal Reserve Open Market Committee acted to lower the target for the Fed Funds and Discount Rates by another 50 basis points. The economy was insensitive to the Fed's actions. . Corporate spreads drifted wider in light of geopolitical tension and economic weakness. The mortgage sector suffered modestly as it anticipated large refinancing wave, resulting from the drop in interest rates.

 After October's surprise announcement of the suspension of the 30-year Treasury, yields began to rise again in November. Spreads remained wide, but low rates spurred corporate issuance. Separately, Argentina's financial distress provided some strength to U.S. Treasuries. Generally, the tide was against Treasuries until late in the month. Even with benchmark rates higher, the mortgage market expected another strong refinancing wave. After performing well through mid-month, mortgages sold off near the end of the month. Economic statistics showed threat productivity improved, the labor market showed signs of bottoming, consumer confidence remained low and commodity prices were down. Industrial production dropped. On the flip side, retail sales were unexpectedly strong driven by auto sales, which were driven in turn by the 0% financing incentives. Toward the end of November, market sentiment turned toward economic recovery. Credit risk reared up forcefully in November as Enron went from a strong triple-B rated to bankruptcy preparation. Treasury yields backed up 50 to 80 basis points during the month.

 Investors sensed an economic recovery in December. December was characterized by light trading volume, year-end fine-tuning and low corporate issuance. The Enron debacle and bankruptcy filing left investors with a new sense of risk. Nonetheless, the corporate sector finished the year strongly as spreads resumed their tightening. The back up in rates meant mortgage investors could breath more easily as prepayment fears subsided. Spread sectors performed well relative to Treasuries. The Federal Reserve cut rates by 25 basis points this time. Treasury yields raised twenty to thirty basis points during December. As a result of the Federal Reserve's actions, the Treasury yield curve stipend dramatically during 2001 as short end yields dropped about 200 basis points and the long end yields were about unchanged.

                                     [CHART]

             Bond Index Fund  Bond Index Benchmark

             ---------------  --------------------
4/30/1998      $10,000.00          $10,000.00
5/31/1998       10,101.92           10,107.00
6/30/1998       10,210.82           10,210.09
7/31/1998       10,220.22           10,218.26
8/31/1998       10,461.38           10,417.52
9/30/1998       10,756.83           10,715.46
10/31/1998      10,688.56           10,639.38
11/30/1998      10,703.12           10,703.21
12/31/1998      10,720.00           10,728.90
1/31/1999       10,794.75           10,805.08
2/28/1999       10,520.80           10,547.92
3/31/1999       10,584.46           10,600.65
4/30/1999       10,608.95           10,627.16
5/31/1999       10,484.98           10,517.70
6/30/1999       10,449.87           10,485.09
7/31/1999       10,419.87           10,455.73
8/31/1999       10,413.57           10,447.37
9/30/1999       10,497.22           10,541.40
10/31/1999      10,513.95           10,568.80
11/30/1999      10,512.84           10,562.46
12/31/1999      10,444.55           10,498.03
1/31/2000       10,424.87           10,494.88
2/29/2000       10,551.45           10,626.07
3/31/2000       10,713.16           10,779.08
4/30/2000       10,665.75           10,726.27
5/31/2000       10,639.83           10,716.61
6/30/2000       10,855.08           10,935.23
7/31/2000       10,956.44           11,051.14
8/31/2000       11,122.46           11,206.96
9/30/2000       11,165.15           11,249.55
10/31/2000      11,244.42           11,320.42
11/30/2000      11,445.41           11,514.00
12/31/2000      11,677.63           11,740.83
1/31/2001       11,840.38           11,938.07
2/28/2001       11,941.71           12,041.94
3/31/2001       11,992.74           12,102.15
4/30/2001       11,938.07           12,051.32
5/31/2001       12,008.36           12,123.62
6/30/2001       12,046.59           12,169.69
7/31/2001       12,310.04           12,442.30
8/31/2001       12,436.14           12,585.38
9/30/2001       12,595.00           12,731.37
10/31/2001      12,850.08           12,997.46
11/30/2001      12,670.29           12,818.09
12/31/2001      12,583.53           12,736.06


TOP TEN HOLDINGS (as of December 31, 2001)


                                        % of      six months ago
                                     Investments % of Investments

U.S. Treasury                           22.3%         21.5%
Federal National Mortgage Assoc.        19.5%         19.8%
Federal Home Loan Mortgage Corp.        17.3%         16.2%
Government National Mortgage Assoc.      8.3%          6.7%
Federal Home Loan Corp.                  1.7%          1.8%
Federal Home Loan Bank Discount
Note                                     1.2%          1.2%
Morgan Stanley Capital, Inc.             0.9%          1.0%
Ford Motor Credit Co.                    0.6%          0.7%
International Bank of Reconstruction
& Development                            0.6%          0.6%
United Mexican States                    0.6%          0.6%

AVERAGE ANNUAL TOTAL RETURNS*


                         Bond Index  Bond Index  MorningStar
                            Fund    Benchmark(1) Peer Group+
                         ---------- ------------ -----------
1 Year                      7.76%       8.48%       7.03%
3 Years                     5.49        5.88        5.01
Since Inception (5/1/98)    6.46        6.82         N/A

FUND COMPOSITION (as of December 31, 2001)


Credit Quality              Duration
  Short Term   2.42% (less than)1 Year       2.42%
  AAA          74.3% 1-3 Years              13.04%
  AA            4.5% 3-5 Years              16.55%
  A            11.1% 5-10 Years             54.61%
  BBB           7.7% (greater than)10 Years 13.30%

(1)The benchmark is the Lehman Brothers Government/Credit Bond Index from May 1998 through January 2001, and the Lehman Brother Aggregate Bond Index from February 2001-present.

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data are as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a Intermediate-Term Bond investment category.

                                                      Inception: March 29, 1986

  ACTIVE BOND FUND
  JOHN HANCOCK ADVISERS, INC.
                                                             James HoJames K. Ho

  During the year the Fund returned 7.48%, underperformed its benchmark--the Lehman Brothers Aggregate Bond Index.

  As high yield bonds were the worst performing sector during 2001, the fund's overweight position relative to the index detracted from performance results. Offsetting negative results, the fund's overweight position in investment grade corporate bonds and underweight position in Treasuries relative to the index added to performance results during the year.

  With the Fed near the end of its easing cycle, we expect that the yield curve will flatten and rates will move moderately higher. We are currently maintaining a slightly shorter duration and a curve neutral position, as the curve has already flattened considerably.

  Looking ahead we expect a very gradual economic recovery during 2002. Most spread sectors should provide positive excess returns versus Treasuries in 2002. As the economy shows more signs of recovery throughout 2002, we will begin to take additional risks in more cyclical corporate credits such as paper, autos, and consumer finance. Our neutral weighting in mortgage backed securities is likely to increase, and we will emphasize agency passthrough securities with coupons of 6.5%-7.5%.

                                     [CHART]

                                                                 Lehman Brothers

                               Active Bond Fund            Aggregate Bond Index
                               ----------------            --------------------
        12/31/1991                 10,000.00                    10,000.00
         1/31/1992                  9,903.14                     9,852.00
         2/28/1992                  9,929.01                     9,904.22
         3/31/1992                  9,904.11                     9,849.74
         4/30/1992                  9,968.10                     9,908.84
         5/29/1992                 10,134.37                    10,101.07
         6/30/1992                 10,266.47                    10,249.56
         7/31/1992                 10,513.92                    10,511.95
         8/31/1992                 10,628.16                    10,605.50
         9/30/1992                 10,771.30                    10,749.74
        10/30/1992                 10,639.72                    10,585.27
        11/30/1992                 10,606.90                    10,575.74
        12/31/1992                 10,765.90                    10,757.64
         1/29/1993                 10,958.22                    10,992.16
         2/26/1993                 11,186.14                    11,220.80
         3/31/1993                 11,247.89                    11,258.95
         4/30/1993                 11,317.76                    11,345.64
         5/28/1993                 11,312.26                    11,339.97
         6/30/1993                 11,543.95                    11,597.39
         7/30/1993                 11,641.64                    11,671.61
         8/31/1993                 11,887.83                    11,940.06
         9/30/1993                 11,946.60                    11,981.85
        10/29/1993                 11,959.30                    12,030.97
        11/30/1993                 11,869.45                    11,895.02
        12/31/1993                 11,924.91                    11,947.36
         1/31/1994                 12,098.92                    12,126.57
         2/28/1994                 11,876.99                    11,862.21
         3/31/1994                 11,625.11                    11,571.59
         4/29/1994                 11,520.67                    11,475.54
         5/31/1994                 11,501.29                    11,454.89
         6/30/1994                 11,490.03                    11,428.54
         7/29/1994                 11,675.88                    11,657.11
         8/31/1994                 11,704.33                    11,661.77
         9/30/1994                 11,567.87                    11,485.68
        10/31/1994                 11,548.99                    11,473.05
        11/30/1994                 11,527.77                    11,452.40
        12/31/1994                 11,618.51                    11,527.98
         1/31/1995                 11,840.36                    11,749.32
         2/28/1995                 12,123.64                    12,021.90
         3/31/1995                 12,217.90                    12,102.45
         4/28/1995                 12,394.64                    12,270.67
         5/31/1995                 12,927.39                    12,784.81
         6/30/1995                 13,038.92                    12,887.09
         7/31/1995                 12,982.76                    12,836.83
         8/31/1995                 13,132.84                    13,001.15
         9/29/1995                 13,264.44                    13,133.76
        10/31/1995                 13,480.39                    13,326.82
        11/30/1995                 13,681.64                    13,546.72
        12/31/1995                 13,890.01                    13,745.85
         1/31/1996                 13,971.75                    13,831.08
         2/29/1996                 13,703.35                    13,537.86
         3/29/1996                 13,619.61                    13,424.14
         4/30/1996                 13,550.74                    13,331.51
         5/31/1996                 13,547.47                    13,308.85
         6/28/1996                 13,684.92                    13,487.19
         7/31/1996                 13,728.68                    13,518.21
         8/30/1996                 13,738.65                    13,485.77
         9/30/1996                 13,987.16                    13,725.81
        10/31/1996                 14,284.65                    14,045.62
        11/29/1996                 14,508.72                    14,304.06
        12/31/1996                 14,460.01                    14,145.29
         1/31/1997                 14,513.72                    14,162.26
         2/28/1997                 14,582.31                    14,192.00
         3/31/1997                 14,428.15                    14,023.12
         4/30/1997                 14,624.91                    14,227.86
         5/30/1997                 14,789.42                    14,360.17
         6/30/1997                 14,983.25                    14,532.50
         7/31/1997                 15,432.55                    14,977.19
         8/29/1997                 15,281.27                    14,809.45
         9/30/1997                 15,528.73                    15,041.95
        10/31/1997                 15,662.80                    15,282.63
        11/28/1997                 15,749.17                    15,363.62
        12/31/1997                 15,921.45                    15,524.94
         1/31/1998                 16,139.59                    15,743.84
         2/27/1998                 16,126.27                    15,712.36
         3/31/1998                 16,217.60                    15,761.06
         4/30/1998                 16,296.41                    15,839.87
         5/29/1998                 16,441.62                    16,009.36
         6/30/1998                 16,599.25                    16,172.65
         7/31/1998                 16,630.22                    16,185.59
         8/31/1998                 16,793.85                    16,501.21
         9/30/1998                 17,178.46                    16,973.14
        10/30/1998                 17,017.93                    16,852.63
        11/30/1998                 17,181.52                    16,953.75
        12/31/1998                 17,232.28                    16,994.44
         1/29/1999                 17,390.52                    17,115.10
         2/26/1999                 17,034.25                    16,707.76
         3/31/1999                 17,155.59                    16,791.30
         4/30/1999                 17,209.39                    16,833.28
         5/28/1999                 17,023.38                    16,659.89
         6/30/1999                 16,980.84                    16,608.25
         7/30/1999                 16,946.24                    16,561.75
         8/31/1999                 16,912.88                    16,548.50
         9/30/1999                 17,063.71                    16,697.43
        10/29/1999                 17,098.37                    16,759.21
        11/30/1999                 17,158.38                    16,757.54
        12/31/1999                 17,070.10                    16,677.10
         1/31/2000                 16,999.08                    16,622.07
         2/29/2000                 17,190.12                    16,823.19
         3/31/2000                 17,363.76                    17,045.26
         4/28/2000                 17,296.86                    16,995.83
         5/31/2000                 17,281.57                    16,987.33
         6/30/2000                 17,644.11                    17,340.67
         7/31/2000                 17,785.36                    17,498.47
         8/31/2000                 18,055.28                    17,752.19
         9/29/2000                 18,156.69                    17,864.03
        10/31/2000                 18,253.06                    17,981.94
        11/30/2000                 18,495.87                    18,276.84
        12/31/2000                 18,854.06                    18,616.79
         1/31/2001                 19,163.39                    18,920.24
         2/28/2001                 19,322.59                    19,084.85
         3/30/2001                 19,411.73                    19,180.27
         4/30/2001                 19,342.90                    19,099.72
         5/31/2001                 19,476.93                    19,214.31
         6/30/2001                 19,537.65                    19,287.33
         7/31/2001                 19,978.71                    19,719.36
         8/31/2001                 20,180.11                    19,946.14
         9/28/2001                 20,174.80                    20,177.51
        10/31/2001                 20,553.42                    20,599.22
        11/30/2001                 20,396.50                    20,314.95
        12/31/2001                 20,079.93                    20,184.94

TOP TEN HOLDINGS (as of December 31, 2001)


                                                six months ago
                                       % of          % of
                                    investments  investments
Government National Mortgage Assoc.    16.2%        17.3%
Federal National Mortgage Assoc.       14.0%        13.1%
U.S. Treasury                          11.4%        10.4%
Ford Motor Credit Co.                  1.5%         1.7%
Morgan Stanley Dean Witter Capital     0.9%         0.9%
GMAC Commercial Mortgage
Securities, Inc.                       0.9%         0.9%
UCFC Home Equity Loan                  0.9%         0.8%
Amresco Residential Securities         0.8%         0.9%
Occidental Petroleum Corp.             0.8%         0.6%
Standard Credit Card Master Trust      0.8%         0.8%

AVERAGE ANNUAL TOTAL RETURNS*


                     Lehman Brothers
         Active Bond Aggregate Bond  MorningStar

            Fund          Index      Peer Group+
         ----------- --------------- -----------
 1 Year     7.48%         8.42%         7.03%
 3 Years    5.55          5.90          5.01
 5 Years    6.98          7.37          6.17
10 Years    7.32          6.92          6.88

FUND COMPOSITION (as of December 31, 2001)


Credit Quality               Duration
  Short Term    5.20% (less than)1 Year       6.00%
  AAA          49.20%  1-3 Years             12.30%
  AA            2.70%  3-5 Years             32.50%
  A            12.70%  5-10 Years            34.60%
  BBB          21.80% (greater than)10 Years 14.60%
  BB            5.70%
  B             2.20%
  NR/NA          .50%

* Total returns are for the period ended December 31, 2001, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having an Intermediate Term Bond investment category.

                                                         Inception: May 1, 1998

  HIGH YIELD BOND FUND
  WELLINGTON MANAGEMENT COMPANY, LLP
                                                          Crawford/Smith/McEvoy

  For the year, the Fund gained 2.13% compared with the Fund's benchmark--the Lehman High Yield Index, which returned 5.28%.

  In the high yield marketplace the past year was characterized by record-level default rates. The Wireline Telecommunication and Internet sectors were particularly hard hit. Many investment-grade corporations saw their bond ratings slide to speculative grades. Due to their size, these "fallen angels" now make up a significant portion of the Index. The Fund's successes came from security selection particularly in the Health Care and Food & Lodging sectors. Technology and Auto-related holdings detracted from performance as did having a slightly lower quality portfolio than the Index.

  The most attractive opportunity we see in the high yield market currently is in the Utility sector. Many power producers saw their bonds fall in value following the bankruptcy of Enron. We view Enron more as a power broker than a power producer. Therefore, we added to the Fund's utility names late in the fourth quarter by focusing on diversified, well-funded companies, which derive a majority of cash flow from power production rather than power brokerage. These additions make Utilities one of the top 5 industries in the Fund along with Cable, Media & Entertainment, Health Care and Energy.

  The current yields in the high yield market compensate investors for even higher levels than the current 8-9% default rate. Our focus continues to be on minimizing credit losses in order to capture the attractive yields available in the high yield market. Given the excessive amounts of liquidity that the US has injected into the system, we are forecasting a stronger economy starting in the second half of 2002. We are encouraged that a stronger economy, combined with a higher quality high yield market (46% of Lehman HY Index is now BB rated versus 37% at end of 2000) may lead to high yield returns that exceed the average coupon for the first time in five years.

                                     [CHART]

            High Yield Bond Fund  L/B High Yield Bond Index

            --------------------  -------------------------
4/30/1998        $10,000.00               $10,000.00
5/31/1998          9,987.31                10,035.00
6/30/1998         10,027.82                10,071.13
7/31/1998         10,075.24                10,128.53
8/31/1998          9,309.43                 9,569.44
9/30/1998          9,280.19                 9,612.50
10/31/1998         9,120.03                 9,415.44
11/30/1998         9,801.83                 9,806.18
12/31/1998         9,702.20                 9,816.97
1/31/1999          9,818.61                 9,962.26
2/28/1999          9,884.14                 9,903.48
3/31/1999         10,061.52                 9,997.57
4/30/1999         10,214.22                10,191.52
5/31/1999          9,992.19                10,053.93
6/30/1999          9,989.47                10,032.82
7/31/1999          9,993.43                10,072.95
8/31/1999          9,924.64                 9,961.14
9/30/1999          9,874.20                 9,889.42
10/31/1999         9,806.38                 9,824.15
11/30/1999        10,089.82                 9,940.08
12/31/1999        10,199.91                10,051.41
1/31/2000         10,132.31                10,008.19
2/29/2000         10,123.13                10,027.20
3/31/2000          9,876.13                 9,816.63
4/30/2000          9,945.34                 9,832.34
5/31/2000          9,777.19                 9,731.06
6/30/2000         10,006.87                 9,929.58
7/31/2000         10,121.22                10,005.04
8/31/2000         10,203.41                10,073.08
9/30/2000          9,974.55                 9,985.44
10/31/2000         9,577.98                 9,665.91
11/30/2000         9,016.41                 9,283.14
12/31/2000         9,096.94                 9,462.30
1/31/2001          9,829.10                10,171.03
2/28/2001         10,014.56                10,306.30
3/31/2001          9,866.19                10,063.07
4/30/2001          9,755.62                 9,938.29
5/31/2001          9,951.58                10,117.18
6/30/2001          9,581.92                 9,833.90
7/31/2001          9,725.16                 9,978.46
8/31/2001          9,796.45                10,096.20
9/30/2001          8,865.46                 9,417.74
10/31/2001         9,025.98                 9,650.36
11/30/2001         9,357.65                10,002.59
12/31/2001         9,291.13                 9,961.58

TOP TEN HOLDINGS (as of December 31, 2001)


                                    % of      six months ago
                                 Investments % of Investments

Nextel Communications, Inc.         2.2%           2.5%
Calpine Corp.                       2.1%           1.9%
Alaris Medical Systems, Inc.        2.0%           2.2%
EchoStar DBS Corp.                  2.0%           1.9%
Allied Waste North America          1.8%           1.5%
Quebecor Media, Inc.                1.7%           1.6%
Lyondell Chemical Co.               1.6%           1.7%
Clark Refining & Marketing, Inc.    1.6%           1.5%
Amkor Technologies, Inc.            1.6%           N/A
CSC Holdings, Inc.                  1.6%           1.6%

AVERAGE ANNUAL TOTAL RETURNS*


                         High Yield L/B High-Yield MorningStar
                         Bond Fund    Bond Index   Peer Group+
                         ---------- -------------- -----------
1 Year                      2.13%        5.28%         0.99%
3 Years                    -1.43         0.49         -1.11
Since Inception (5/1/98)   -1.98        -0.10           N/A

FUND COMPOSITION (as of December 31, 2001)


Credit Quality               Duration
  Short Term    7.72%   (less than)1 Year     7.72%
  BBB           2.26%       1-3 Years         2.46%
  BB           28.92%       3-5 Years        11.90%
  B            47.51%       5-10 Years       76.96%
  Below B      12.09% (greater than)10 Years   .84%
  NR/NA         1.50%      Equity/Other        .12%

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are special risks associated with investing in high yield bonds, as outlined in the current prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a High Yield investment category.

                                                         Inception: May 1, 1996

  GLOBAL BOND FUND
  Capital Guardian Trust Company

                                                                 Management Team

 2001 proved to be a roller coaster ride for fixed-income investors as changing perceptions of the prospects of economic recovery played havoc on bond prices. The collapse of Enron was the biggest negative event in a year in which 700 companies around the world were downgraded and defaults were at a 10-year high. At the same time, demand was strong, particularly in Europe, and issuance surged from 2000's levels.

 The Fund returned -1.45% for the 1 year period, underperforming its benchmark--the Salomon Brothers World Government Bond Index, Unhedged.

 The Fund benefited from currency and country decisions while duration and sector decision detracted. We remained overweight euro-denominated securities, which, for dollar-based investors, was something of a drag on returns. Nevertheless, we believe the euro remains cheap relative to the U.S. dollar.

 At the beginning of the third quarter we were overweight U.S. bonds and the dollar. Early in the quarter we began to reduce the dollar exposure by moving overweight in the European markets and less underweight in Japan. Prior to September we were actually reducing U.S. duration with a view that Fed easing was almost complete. However, we changed that view after September 11 when the steepening of the U.S. yield curve gave us the opportunity to raise duration.

 While we believe it's highly likely there will be a global economic recovery next year, we don't believe it's an absolute certainty. As such, we still see opportunities in fixed-income markets, particularly those outside the United States. With the U.S. market trading significantly off its earlier highs, and the Fed close to the end of its easing cycle, we see more potential overseas.

                                     [CHART]

            Global Bond Fund  Global Bond Benchmark (1)
            ----------------  -------------------------
4/30/1996      $10,000.00          $10,000.00
5/31/1996        9,983.20           10,002.00
6/30/1996       10,068.31           10,123.02
7/31/1996       10,102.86           10,162.50
8/31/1996       10,111.98           10,183.85
9/30/1996       10,297.03           10,371.23
10/31/1996      10,489.94           10,586.95
11/30/1996      10,674.48           10,775.40
12/31/1996      10,671.49           10,704.28
1/31/1997       10,722.54           10,763.15
2/28/1997       10,754.51           10,800.82
3/31/1997       10,634.45           10,697.14
4/30/1997       10,760.52           10,846.90
5/31/1997       10,870.77           10,938.01
6/30/1997       11,020.78           11,082.39
7/31/1997       11,261.56           11,350.59
8/31/1997       11,193.90           11,281.35
9/30/1997       11,395.94           11,456.21
10/31/1997      11,458.96           11,599.41
11/30/1997      11,518.08           11,660.89
12/31/1997      11,637.30           11,786.83
1/31/1998       11,774.15           11,938.88
2/28/1998       11,794.60           11,957.98
3/31/1998       11,843.53           12,015.38
4/30/1998       11,898.89           12,077.86
5/31/1998       12,011.80           12,205.88
6/30/1998       12,100.95           12,296.20
7/31/1998       12,132.81           12,344.16
8/31/1998       12,315.35           12,556.48
9/30/1998       12,623.67           12,851.56
10/31/1998      12,538.26           12,796.29
11/30/1998      12,639.21           12,885.87
12/31/1998      12,702.48           12,910.35
1/31/1999       12,811.39           13,018.80
2/28/1999       12,563.89           12,826.12
3/31/1999       12,667.30           12,917.19
4/30/1999       12,704.36           12,989.52
5/31/1999       12,577.16           12,911.59
6/30/1999       12,446.11           12,765.68
7/31/1999       12,561.54           12,738.88
8/31/1999       12,511.52           12,752.89
9/30/1999       12,435.31           12,817.93
10/31/1999      12,429.96           12,843.56
11/30/1999      12,454.41           12,887.23
12/31/1999      12,428.11           12,888.52
1/31/2000       12,394.66           12,898.83
2/29/2000       12,496.24           13,029.11
3/31/2000       12,673.26           13,245.39
4/30/2000       12,670.06           13,278.51
5/31/2000       12,738.74           13,356.85
6/30/2000       12,827.03           13,473.06
7/31/2000       12,902.83           13,575.45
8/31/2000       12,936.48           13,637.90
9/30/2000       13,004.50           13,717.00
10/31/2000      13,112.96           13,832.22
11/30/2000      13,319.01           14,107.48
12/31/2000      13,919.44           14,612.53
1/31/2001       13,912.11           14,593.53
2/28/2001       13,914.92           14,587.70
3/31/2001       13,482.06           14,167.57
4/30/2001       13,456.13           14,116.57
5/31/2001       13,356.10           14,074.22
6/30/2001       13,268.16           13,944.73
7/31/2001       13,612.00           14,296.14
8/31/2001       14,147.37           14,833.68
9/30/2001       14,167.64           14,941.96
10/31/2001      14,244.47           15,060.00
11/30/2001      14,108.06           14,849.16
12/31/2001      13,717.29           14,467.54

TOP TEN HOLDINGS (as of December 31, 2001)


                                    % of      six months ago
                                 Investments % of Investments

U.S. Treasury                        8.5%          9.1%
Government of Japan                  8.1%          8.1%
Federal National Mortgage Assoc.     7.6%          8.0%
Federal Republic of Germany         13.0%          5.3%
Government of France                 5.2%          5.0%
Republic of Finland                  4.7%          4.6%
Kingdom of Spain                     4.4%          4.3%
European Investment Bank             3.0%          3.6%
Kredit Fuer Wiederaufbau             2.8%          2.7%
Kingdom of Netherlands               2.6%          3.5%

AVERAGE ANNUAL TOTAL RETURN*


                          Global    Global Bond  MorningStar
                         Bond Fund Benchmark (1) Peer Group+
                         --------- ------------- -----------
1 Year                     -1.45%      -0.99%       3.54%
3 Years                     2.60        3.87        2.43
5 Years                     5.15        6.21        4.60
Since Inception (5/1/96)    5.73        6.73         N/A

FUND COMPOSITION (as of December 31, 2001)


Credit Quality          Duration
Short Term        5.16% (less than)1 Year       5.42%
AAA              14.12% 1-3 Years              10.98%
A                  .60% 3-5 Years              25.75%
BBB               5.09% 5-10 Years             56.71%
BB                 .12% (greater than)10 Years  1.14%
B                 1.72%
Foreign Currency 73.11%

(1)Global Bond Benchmark: 75% Lehman Brothers Aggregate Bond and 25% J.P. Morgan Non-US Government Bond Index, Hedged, from May 1996 to April 1999, the J.P. Morgan Global Bond Index (Hedged), May 1999 to October 2000, and the Salomon Brothers World Government Bond Index, Unhedged, November 2000 to present.

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with a nondiversified fund and with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a 75% International Bond and 25% Intermediate Term Bond category. Prior to May 1999, (concurrent with the Fund's strategy change), the peer group represents a 75% Intermediate-Term Bond and 25% International Bond category.

                                                      Inception: March 29, 1986

  MONEY MARKET FUND
  WELLINGTON MANAGEMENT COMPANY, LLP
                                                                   John C. Keogh

  Wellington Management Company, LLP, began managing the Money Market Fund on May 1, 2001. For the 1 year period, the Fund returned 3.93%.

  The Fed's rate reductions, which began on the first business day of 2001, totaled 475 basis points over the course of the year, from 6.50% to its current target rate of 1.75%. As a percentage, this represents a 73% decline in short-term rates. The last time we saw a decline of that magnitude was in 1958.

  Lower interest rates and credit deterioration played a significant role in the investment of funds as the universe of acceptable issuers shrank materially over the year. As corporate treasurers sought to extend their debt and as others were forced out of the commercial paper market for credit reasons, the amount of commercial paper outstanding fell by 11%. Yields fell as this shrinking universe of commercial paper met head-on with a record level of money market fund assets, which exceeded $2.25 trillion.

  As always, our primary focus has been avoiding credit mistakes. We believe that in the current environment it is very difficult to be too cautious. There will be plenty of time to catch up in healthier credit environments, but now is a time for patience.

  The powerful combination of stimulative fiscal and monetary policies should extend the economic recovery which, we believe, began late in the fourth quarter of 2001. While recovery is under way, it is not robust and we are not forecasting a rapid return to restrictive Fed policy. In fact, rising unemployment, low levels of capacity utilization, and continued anecdotal evidence of poor pricing power by manufacturers and retailers suggest that there is still slack in the system and that inflation should not be a near term problem. This makes Fed tightening very unlikely in the near term. Therefore, we will continue to invest with the expectation that the market will remain relatively flat through the first part of 2002, while looking to the later part of the year for broad economic recovery to take shape, bringing higher interest rates with it.

                                     [CHART]

            Money Market Fund

            -----------------
12/31/1991      $10,000.00
1/31/1992        10,035.40
2/29/1992        10,064.40
3/31/1992        10,098.62
4/30/1992        10,131.34
5/31/1992        10,162.04
6/30/1992        10,196.39
7/31/1992        10,228.61
8/31/1992        10,259.19
9/30/1992        10,287.81
10/31/1992       10,306.43
11/30/1992       10,334.26
12/31/1992       10,363.71
1/31/1993        10,390.34
2/28/1993        10,414.97
3/31/1993        10,443.51
4/30/1993        10,469.20
5/31/1993        10,492.65
6/30/1993        10,520.88
7/31/1993        10,546.76
8/31/1993        10,574.50
9/30/1993        10,600.41
10/31/1993       10,625.00
11/30/1993       10,652.73
12/31/1993       10,680.32
1/31/1994        10,708.30
2/28/1994        10,733.25
3/31/1994        10,761.59
4/30/1994        10,789.03
5/31/1994        10,822.04
6/30/1994        10,857.86
7/31/1994        10,893.58
8/31/1994        10,936.50
9/30/1994        10,977.95
10/31/1994       11,016.48
11/30/1994       11,060.55
12/31/1994       11,111.21
1/31/1995        11,163.77
2/28/1995        11,212.67
3/31/1995        11,267.95
4/30/1995        11,317.75
5/31/1995        11,376.26
6/30/1995        11,429.50
7/31/1995        11,484.02
8/31/1995        11,537.88
9/30/1995        11,588.42
10/31/1995       11,644.16
11/30/1995       11,697.26
12/31/1995       11,752.94
1/31/1996        11,807.47
2/29/1996        11,856.23
3/31/1996        11,903.65
4/30/1996        11,956.26
5/31/1996        12,007.91
6/30/1996        12,055.10
7/31/1996        12,111.53
8/31/1996        12,163.24
9/30/1996        12,216.96
10/31/1996       12,270.76
11/30/1996       12,316.98
12/31/1996       12,378.36
1/31/1997        12,433.03
2/28/1997        12,482.38
3/31/1997        12,537.01
4/30/1997        12,591.37
5/31/1997        12,646.54
6/30/1997        12,704.14
7/31/1997        12,761.90
8/31/1997        12,816.11
9/30/1997        12,876.37
10/31/1997       12,935.22
11/30/1997       12,988.59
12/31/1997       13,052.47
1/31/1998        13,112.66
2/28/1998        13,164.75
3/31/1998        13,224.56
4/30/1998        13,282.78
5/31/1998        13,343.18
6/30/1998        13,401.78
7/31/1998        13,462.54
8/31/1998        13,523.63
9/30/1998        13,582.95
10/31/1998       13,643.28
11/30/1998       13,700.52
12/31/1998       13,759.33
1/31/1999        13,816.78
2/28/1999        13,867.35
3/31/1999        13,922.28
4/30/1999        13,975.12
5/31/1999        14,030.30
6/30/1999        14,084.44
7/31/1999        14,141.94
8/31/1999        14,201.06
9/30/1999        14,259.98
10/31/1999       14,322.67
11/30/1999       14,385.35
12/31/1999       14,453.97
1/31/2000        14,523.44
2/29/2000        14,587.95
3/31/2000        14,657.59
4/30/2000        14,726.95
5/31/2000        14,802.71
6/30/2000        14,879.43
7/31/2000        14,959.98
8/31/2000        15,041.14
9/30/2000        15,119.86
10/31/2000       15,199.62
11/30/2000       15,279.98
12/31/2000       15,363.01
1/31/2001        15,443.28
2/28/2001        15,510.27
3/31/2001        15,578.27
4/30/2001        15,639.83
5/31/2001        15,697.87
6/30/2001        15,750.29
7/31/2001        15,797.14
8/31/2001        15,841.57
9/30/2001        15,881.47
10/31/2001       15,915.85
11/30/2001       15,942.58
12/31/2001       15,966.73

TOP TEN HOLDINGS (as of December 31, 2001)


                                    % of      six months ago
                                 Investments % of Investments

Federal National Mortgage Assoc.    14.5%         20.5%
Federal Home Loan Mortgage Corp.    12.2%         3.3%
Federal Home Loan Bank              3.5%          2.1%
SBC Warburg Repo                    3.3%           N/A
Corporate Asset Fund                3.3%           N/A
President & Fellows Harvard Co.     2.8%           N/A
Falcon Asset Securitization         2.8%           N/A
New York Life Capital Corp.         2.5%          1.6%
Halifax PLC                         2.5%          2.8%
Montana Blanc Capital Corp.         2.3%          1.5%

AVERAGE ANNUAL TOTAL RETURNS*


         Money Market

           Fund(1)

         ------------
1 Year       3.93%
3 Years      5.08
5 Years      5.22
10 Years     4.79

TOP SECTOR CLASSIFICATIONS (as of December 31, 2001)


                       % of
                    Investments

Financial              50.9%
Governmental           34.9%
Health Care            4.0%
Consumer Staple        3.8%
Repo                   3.3%
Consumer Cyclical      2.2%
Technology             0.9%

  The Money Market Fund is neither insured nor guaranteed by the U.S. Government and there is no guarantee the fund will be able to maintain a stable net asset value of $1.00/share.

(1)Returns reflect extra-ordinary capital contribution of $284,471 in October 2000.

* Total returns are for the period ended December 31, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

                                                                                                                        Emerging

                                                                                     Large Cap  Fundamental   Active    Markets
                                                                                      Growth      Growth       Bond      Equity
                                                                                     ---------  ----------- ----------  --------
ASSETS

Long term investments at cost....................................................... $ 774,965   $ 38,455   $  876,355  $ 28,542
Net unrealized appreciation (depreciation) of investments...........................   (11,949)    (1,601)      10,879      (919)
Short-term investments at value.....................................................     9,186        883       66,528     2,493
                                                                                     ---------   --------   ----------  --------
   Total investments................................................................   772,202     37,737      953,762    30,116
Cash................................................................................                               446       127
Foreign currency at value (cost $0, $0, $0, $64, $2, $27, $0, and $0, respectively).                                          64
Receivable for:
  Investments sold..................................................................                   89                     79
  Fund shares sold..................................................................                  140
  Interest..........................................................................                            11,501
  Dividends.........................................................................       593         13           84        48
  Futures contracts variation margin................................................
  Securities on loan................................................................    20,808      8,653       79,472
  Other assets......................................................................                               701
                                                                                     ---------   --------   ----------  --------
Total assets........................................................................   793,603     46,632    1,045,966    30,434
                                                                                     ---------   --------   ----------  --------

LIABILITIES
Payables for:

  Investments purchased.............................................................                   72       17,161       669
  Fund shares purchased.............................................................     1,574                   1,798       673
  Futures contracts variation margin................................................
  Securities on loan................................................................    20,808      8,653       79,472
  Unrealized depreciation in forward currency contracts.............................                                         134
  Other liabilities.................................................................       306         10           21         2
                                                                                     ---------   --------   ----------  --------
Total liabilities...................................................................    22,688      8,735       98,452     1,478
                                                                                     ---------   --------   ----------  --------
Net assets.......................................................................... $ 770,915   $ 37,897   $  947,514  $ 28,956
                                                                                     =========   ========   ==========  ========
Shares of beneficial interest outstanding...........................................    49,599      4,467       99,179     4,497
                                                                                     ---------   --------   ----------  --------
Net asset value per share........................................................... $   15.54   $   8.48   $     9.55  $   6.44
                                                                                     =========   ========   ==========  ========
Composition of net assets:
  Capital paid-in................................................................... $ 993,306   $ 65,800   $  954,762  $ 46,626
  Accumulated net realized gain (loss) on investments, futures and foreign currency
   transactions.....................................................................  (210,909)   (26,302)     (23,773)  (16,699)
  Undistributed (distribution in excess of) net investment income (loss)............       467                   5,646        82
  Net unrealized appreciation (depreciation) of:
   Investments......................................................................   (11,949)    (1,601)      10,879      (919)
   Futures..........................................................................
   Translation of assets and liabilities in foreign currencies......................                                        (134)
                                                                                     ---------   --------   ----------  --------
Net assets.......................................................................... $ 770,915   $ 37,897   $  974,514  $ 28,956
                                                                                     =========   ========   ==========  ========

                                                                                     International International Small Cap
                                                                                     Equity Index     Equity      Growth
                                                                                     ------------- ------------- ---------
ASSETS

Long term investments at cost.......................................................   $146,772       $29,460    $181,446
Net unrealized appreciation (depreciation) of investments...........................    (27,202)       (1,417)      2,373
Short-term investments at value.....................................................      2,883         1,500       6,714
                                                                                       --------       -------    --------
   Total investments................................................................    122,453        29,543     190,533
Cash................................................................................                       43         197
Foreign currency at value (cost $0, $0, $0, $64, $2, $27, $0, and $0, respectively).          2            27
Receivable for:
  Investments sold..................................................................         12            59          67
  Fund shares sold..................................................................                      216
  Interest..........................................................................
  Dividends.........................................................................        123            39          11
  Futures contracts variation margin................................................                       25
  Securities on loan................................................................     21,999                    45,014
  Other assets......................................................................                        6
                                                                                       --------       -------    --------
Total assets........................................................................    144,589        29,958     235,822
                                                                                       --------       -------    --------

LIABILITIES
Payables for:

  Investments purchased.............................................................                       11         303
  Fund shares purchased.............................................................        509                     1,085
  Futures contracts variation margin................................................         16
  Securities on loan................................................................     21,999                    45,014
  Unrealized depreciation in forward currency contracts.............................         45             1
  Other liabilities.................................................................                       31          19
                                                                                       --------       -------    --------
Total liabilities...................................................................     22,569            43      46,421
                                                                                       --------       -------    --------
Net assets..........................................................................   $122,020       $29,915    $189,401
                                                                                       ========       =======    ========
Shares of beneficial interest outstanding...........................................     10,106         3,962      16,088
                                                                                       --------       -------    --------
Net asset value per share...........................................................   $  12.07       $  7.55    $  11.77
                                                                                       ========       =======    ========
Composition of net assets:
  Capital paid-in...................................................................   $156,690       $37,979    $244,134
  Accumulated net realized gain (loss) on investments, futures and foreign currency
   transactions.....................................................................     (7,288)       (6,646)    (57,106)
  Undistributed (distribution in excess of) net investment income (loss)............       (147)
  Net unrealized appreciation (depreciation) of:
   Investments......................................................................    (27,202)       (1,417)      2,373
   Futures..........................................................................         13
   Translation of assets and liabilities in foreign currencies......................        (46)           (1)
                                                                                       --------       -------    --------
Net assets..........................................................................   $122,020       $29,915    $189,401
                                                                                       ========       =======    ========

                                                                                      Health
                                                                                     Sciences

                                                                                     --------
ASSETS

Long term investments at cost....................................................... $28,919
Net unrealized appreciation (depreciation) of investments...........................    (169)
Short-term investments at value.....................................................   1,540
                                                                                     -------
   Total investments................................................................  30,290
Cash................................................................................
Foreign currency at value (cost $0, $0, $0, $64, $2, $27, $0, and $0, respectively).
Receivable for:
  Investments sold..................................................................
  Fund shares sold..................................................................      59
  Interest..........................................................................
  Dividends.........................................................................      17
  Futures contracts variation margin................................................
  Securities on loan................................................................
  Other assets......................................................................
                                                                                     -------
Total assets........................................................................  30,336
                                                                                     -------

LIABILITIES
Payables for:

  Investments purchased.............................................................     491
  Fund shares purchased.............................................................
  Futures contracts variation margin................................................
  Securities on loan................................................................
  Unrealized depreciation in forward currency contracts.............................
  Other liabilities.................................................................       2
                                                                                     -------
Total liabilities...................................................................     493
                                                                                     -------
Net assets.......................................................................... $29,873
                                                                                     =======
Shares of beneficial interest outstanding...........................................   3,046
                                                                                     -------
Net asset value per share........................................................... $  9.81
                                                                                     =======
Composition of net assets:
  Capital paid-in................................................................... $30,326
  Accumulated net realized gain (loss) on investments, futures and foreign currency
   transactions.....................................................................    (284)
  Undistributed (distribution in excess of) net investment income (loss)............
  Net unrealized appreciation (depreciation) of:
   Investments......................................................................    (169)
   Futures..........................................................................
   Translation of assets and liabilities in foreign currencies......................
                                                                                     -------
Net assets.......................................................................... $29,873
                                                                                     =======

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

                                                                                       Global   Mid Cap   Large Cap Large Cap
                                                                                      Balanced  Growth      Value   Value CORE

                                                                                      -------- ---------  --------- ----------
ASSETS

Long term investments at cost........................................................ $29,815  $ 244,689  $236,279   $59,970
Net unrealized appreciation (depreciation) of investments............................  (2,203)   (23,288)   11,850      (725)
Short-term investments at value......................................................   3,303     24,699    11,887     1,400
                                                                                      -------  ---------  --------   -------
   Total investments.................................................................  30,915    246,100   260,016    60,645
Cash.................................................................................                 36                 193
Foreign currency at value (cost $5, $0, $0, $0, $0, $0, $0, $0, and $0, respectively)       5
Receivable for:
  Investments sold...................................................................
  Fund shares sold...................................................................                          615
  Interest...........................................................................     333
  Dividends..........................................................................      20         28       353        54
  Futures contracts variation margin.................................................
  Securities on loan.................................................................             57,807    12,418
  Unrealized appreciation in forward currency contracts..............................      47
  Other assets.......................................................................                                      5
                                                                                      -------  ---------  --------   -------
Total assets.........................................................................  31,320    303,971   273,402    60,897
                                                                                      -------  ---------  --------   -------

LIABILITIES
Payables for:

  Due to custodian...................................................................
  Investments purchased..............................................................      26                  260
  Fund shares purchased..............................................................       2        213                  53
  Futures contracts variation margin.................................................                                      6
  Securities on loan.................................................................             57,807    12,418
  Unrealized depreciation in forward currency contracts..............................
  Other liabilities..................................................................       2         52        78         6
                                                                                      -------  ---------  --------   -------
Total liabilities....................................................................      30     58,072    12,756        65
                                                                                      -------  ---------  --------   -------
Net assets........................................................................... $31,290  $ 245,899  $260,646   $60,832
                                                                                      =======  =========  ========   =======
Shares of beneficial interest outstanding............................................   3,652     24,992    18,414     6,186
                                                                                      -------  ---------  --------   -------
Net asset value per share............................................................ $  8.57  $    9.84  $  14.15   $  9.83
                                                                                      =======  =========  ========   =======
Composition of net assets:
  Capital paid-in.................................................................... $34,232  $ 493,667  $248,136   $62,660
  Accumulated net realized gain (loss) on investments, futures and foreign currency
   transactions......................................................................    (697)  (224,490)      562    (1,100)
  Undistributed (distribution in excess of) net investment income (loss).............     (89)                 (98)
  Net unrealized appreciation (depreciation) of:
   Investments.......................................................................  (2,203)   (23,288)   11,850      (725)
   Futures...........................................................................                                     (3)
   Translation of assets and liabilities in foreign currencies.......................      47
                                                                                      -------  ---------  --------   -------
Net assets........................................................................... $31,290  $ 245,899  $260,646   $60,832
                                                                                      =======  =========  ========   =======

                                                                                      Large/Mid  Money    Small/Mid Cap  Bond
                                                                                      Cap Value  Market      Growth      Index
                                                                                      --------- --------  ------------- --------
ASSETS

Long term investments at cost........................................................ $157,785              $165,827    $122,306
Net unrealized appreciation (depreciation) of investments............................   (1,009)               13,497       1,571
Short-term investments at value......................................................    6,120  $722,797       5,648       5,583
                                                                                      --------  --------    --------    --------
   Total investments.................................................................  162,896   722,797     184,972     129,460
Cash.................................................................................        2         1
Foreign currency at value (cost $5, $0, $0, $0, $0, $0, $0, $0, and $0, respectively) Receivable for:

  Investments sold...................................................................      321                 1,105
  Fund shares sold...................................................................             22,429          61         834
  Interest...........................................................................                358                   1,556
  Dividends..........................................................................       74                    24
  Futures contracts variation margin.................................................
  Securities on loan.................................................................                         33,368      28,264
  Unrealized appreciation in forward currency contracts..............................
  Other assets.......................................................................       91       191
                                                                                      --------  --------    --------    --------
Total assets.........................................................................  163,384   745,776     219,530     160,114
                                                                                      --------  --------    --------    --------

LIABILITIES
Payables for:

  Due to custodian...................................................................
  Investments purchased..............................................................    1,403                   910       2,473
  Fund shares purchased..............................................................      206
  Futures contracts variation margin.................................................        8
  Securities on loan.................................................................                         33,368      28,264
  Unrealized depreciation in forward currency contracts..............................
  Other liabilities..................................................................       57       260          20          19
                                                                                      --------  --------    --------    --------
Total liabilities....................................................................    1,674       260      34,298      30,756
                                                                                      --------  --------    --------    --------
Net assets........................................................................... $161,710  $745,516    $185,232    $129,358
                                                                                      ========  ========    ========    ========
Shares of beneficial interest outstanding............................................   15,165   745,516      13,145      13,083
                                                                                      --------  --------    --------    --------
Net asset value per share............................................................ $  10.66  $   1.00    $  14.09    $   9.89
                                                                                      ========  ========    ========    ========
Composition of net assets:
  Capital paid-in.................................................................... $165,198  $745,516    $176,411    $127,959
  Accumulated net realized gain (loss) on investments, futures and foreign currency
   transactions......................................................................   (2,490)      (89)     (4,676)       (172)
  Undistributed (distribution in excess of) net investment income (loss).............       22        89
  Net unrealized appreciation (depreciation) of:
   Investments.......................................................................   (1,009)               13,497       1,571
   Futures...........................................................................      (11)
   Translation of assets and liabilities in foreign currencies.......................
                                                                                      --------  --------    --------    --------
Net assets........................................................................... $161,710  $745,516    $185,232    $129,358
                                                                                      ========  ========    ========    ========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

                                                                                     Large Cap

                                                                                     Aggressive Small/Mid Cap Small Cap
                                                                                       Growth       CORE        Value
                                                                                     ---------- ------------- ---------
ASSETS

Long term investments at cost.......................................................  $39,954      $45,242    $ 89,409
Net unrealized appreciation (depreciation) of investments...........................     (938)       1,135       7,699
Short-term investments at value.....................................................      676        2,100       6,117
                                                                                      -------      -------    --------
   Total investments................................................................   39,692       48,477     103,225
Cash................................................................................                   220          16
Foreign currency at value (cost $0, $0, $0, $0, $0, $1, $0, and $0, respectively)...
Receivable for:
  Investments sold..................................................................       40          164          30
  Fund shares sold..................................................................       71          321         854
  Interest..........................................................................
  Dividends.........................................................................       30           38          91
  Securities on loan................................................................    7,685
  Other assets......................................................................
                                                                                      -------      -------    --------
Total assets........................................................................   47,518       49,220     104,216
                                                                                      -------      -------    --------

LIABILITIES
Payables for:

  Investments purchased.............................................................       89        2,771         970
  Fund shares purchased.............................................................
  Futures contracts variation margin................................................                                14
  Securities on loan................................................................    7,685
  Unrealized depreciation in forward currency contracts.............................
  Other liabilities.................................................................        6            3           8
                                                                                      -------      -------    --------
Total liabilities...................................................................    7,780        2,774         992
                                                                                      -------      -------    --------
Net assets..........................................................................  $39,738      $46,446    $103,224
                                                                                      =======      =======    ========
Shares of beneficial interest outstanding...........................................    4,895        4,731       7,501
                                                                                      -------      -------    --------
Net asset value per share...........................................................  $  8.12      $  9.82    $  13.76
                                                                                      =======      =======    ========
Composition of net assets:
  Capital paid-in...................................................................  $47,961      $45,512    $ 95,239
  Accumulated net realized gain (loss) on investments, futures and foreign currency
   transactions.....................................................................   (7,285)        (201)        262
  Undistributed (distribution in excess of) net investment income (loss)............                                 2
  Net unrealized appreciation (depreciation) of:
   Investments......................................................................     (938)       1,135       7,699
   Futures..........................................................................                                22
   Translation of assets and liabilities in foreign currencies......................
                                                                                      -------      -------    --------
Net assets..........................................................................  $39,738      $46,446    $103,224
                                                                                      =======      =======    ========

                                                                                     Real Estate  Growth &
                                                                                       Equity      Income     Managed
                                                                                     ----------- ----------  ----------
ASSETS

Long term investments at cost.......................................................  $142,569   $2,335,549  $2,330,917
Net unrealized appreciation (depreciation) of investments...........................    17,674      116,044     152,303
Short-term investments at value.....................................................     3,138       25,806     314,056
                                                                                      --------   ----------  ----------
   Total investments................................................................   163,381    2,477,399   2,797,276
Cash................................................................................                      1       8,103
Foreign currency at value (cost $0, $0, $0, $0, $0, $1, $0, and $0, respectively)...                                  1
Receivable for:
  Investments sold..................................................................                  1,610         900
  Fund shares sold..................................................................
  Interest..........................................................................                              8,303
  Dividends.........................................................................       918        2,219       1,579
  Securities on loan................................................................                 44,245     121,114
  Other assets......................................................................                     29          27
                                                                                      --------   ----------  ----------
Total assets........................................................................   164,299    2,525,503   2,937,303
                                                                                      --------   ----------  ----------

LIABILITIES
Payables for:

  Investments purchased.............................................................         9          186     281,407
  Fund shares purchased.............................................................       600        3,840       6,420
  Futures contracts variation margin................................................
  Securities on loan................................................................                 44,245     121,114
  Unrealized depreciation in forward currency contracts.............................                                928
  Other liabilities.................................................................        37          913         731
                                                                                      --------   ----------  ----------
Total liabilities...................................................................       646       49,184     410,600
                                                                                      --------   ----------  ----------
Net assets..........................................................................  $163,653   $2,476,319  $2,526,703
                                                                                      ========   ==========  ==========
Shares of beneficial interest outstanding...........................................    12,081      207,533     193,167
                                                                                      --------   ----------  ----------
Net asset value per share...........................................................  $  13.55   $    11.93  $    13.08
                                                                                      ========   ==========  ==========
Composition of net assets:
  Capital paid-in...................................................................  $143,481   $2,854,001  $2,439,588
  Accumulated net realized gain (loss) on investments, futures and foreign currency
   transactions.....................................................................       516     (493,942)    (93,173)
  Undistributed (distribution in excess of) net investment income (loss)............     1,982          216      32,913
  Net unrealized appreciation (depreciation) of:
   Investments......................................................................    17,674      116,044     152,303
   Futures..........................................................................
   Translation of assets and liabilities in foreign currencies......................                               (927)
                                                                                      --------   ----------  ----------
Net assets..........................................................................  $163,653   $2,476,319  $2,526,703
                                                                                      ========   ==========  ==========

                                                                                     Short-Term Small Cap
                                                                                        Bond     Equity

                                                                                     ---------- ---------
ASSETS

Long term investments at cost.......................................................  $139,890  $ 76,014
Net unrealized appreciation (depreciation) of investments...........................     2,207    (5,724)
Short-term investments at value.....................................................     6,349     2,819
                                                                                      --------  --------
   Total investments................................................................   148,446    73,109
Cash................................................................................
Foreign currency at value (cost $0, $0, $0, $0, $0, $1, $0, and $0, respectively)...
Receivable for:
  Investments sold..................................................................                  49
  Fund shares sold..................................................................
  Interest..........................................................................     1,393
  Dividends.........................................................................                  73
  Securities on loan................................................................    36,552    17,644
  Other assets......................................................................
                                                                                      --------  --------
Total assets........................................................................   186,391    90,875
                                                                                      --------  --------

LIABILITIES
Payables for:

  Investments purchased.............................................................                 973
  Fund shares purchased.............................................................       354     1,062
  Futures contracts variation margin................................................
  Securities on loan................................................................    36,552    17,644
  Unrealized depreciation in forward currency contracts.............................
  Other liabilities.................................................................        35         3
                                                                                      --------  --------
Total liabilities...................................................................    36,941    19,682
                                                                                      --------  --------
Net assets..........................................................................  $149,450  $ 71,193
                                                                                      ========  ========
Shares of beneficial interest outstanding...........................................    14,781     8,098
                                                                                      --------  --------
Net asset value per share...........................................................  $  10.11  $   8.79
                                                                                      ========  ========
Composition of net assets:
  Capital paid-in...................................................................  $148,430  $ 65,464
  Accumulated net realized gain (loss) on investments, futures and foreign currency
   transactions.....................................................................    (1,257)  (11,451)
  Undistributed (distribution in excess of) net investment income (loss)............       (70)        2
  Net unrealized appreciation (depreciation) of:
   Investments......................................................................     2,207    (5,724)
   Futures..........................................................................
   Translation of assets and liabilities in foreign currencies......................
                                                                                      --------  --------
Net assets..........................................................................  $149,450  $ 71,193
                                                                                      ========  ========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)


                                          International  Equity   HighYield Global
                                          Opportunities  Index      Bond     Bond
                                          ------------- --------  --------- -------
ASSETS

Long term investments at cost............   $103,729    $593,194   $52,934  $45,610
Net unrealized appreciation

 (depreciation) of investments...........    (18,551)    (65,978)   (7,035)     (71)
Short-term investments at value..........      1,953      15,906     3,832    1,462
                                            --------    --------   -------  -------
   Total investments.....................     87,131     543,122    49,731   47,001
Cash.....................................                     68
Foreign currency at value (cost $649,
 $0, $0, and $10, respectively)..........        649                             10
Receivable for:
 Investments sold........................                                9        3
 Fund shares sold........................                              126
 Interest................................                            1,410    1,274
 Dividends...............................        100         525
 Futures contracts variation margin......
 Securities on loan......................      9,120                          3,011
 Unrealized appreciation in forward
   currency contracts....................
 Other assets............................                      6
                                            --------    --------   -------  -------
Total assets.............................     97,000     543,721    51,276   51,299
                                            --------    --------   -------  -------

LIABILITIES
Payables for:

 Due to custodian........................
 Investments purchased...................                  3,100
 Fund shares purchased...................      4,281       1,487                412
 Futures contracts variation margin......                    141
 Securities on loan......................      9,120                          3,011
 Unrealized depreciation in forward
   currency contracts....................          2                            224
 Other liabilities.......................          6         202         2        6
                                            --------    --------   -------  -------
Total liabilities........................     13,409       4,930         2    3,653
                                            --------    --------   -------  -------
Net assets...............................   $ 83,591    $538,791   $51,274  $47,646
                                            ========    ========   =======  =======
Shares of beneficial interest
 outstanding.............................      8,987      36,280     7,507    4,893
                                            --------    --------   -------  -------
Net asset value per share................   $   9.30    $  14.85   $  6.83  $  9.74
                                            ========    ========   =======  =======
Composition of net assets:
 Capital paid-in.........................   $111,656    $611,375   $61,590  $50,208
 Accumulated net realized gain (loss)
   on investments, futures and foreign
   currency transactions.................     (9,512)     (6,703)   (3,284)  (2,779)
 Undistributed (distribution in excess
   of) net investment income (loss)......                                3      512
 Net unrealized appreciation (depreciation) of:

   Investments...........................    (18,551)    (65,978)   (7,035)     (71)
   Futures...............................                     97
   Translation of assets and
    liabilities in foreign currencies....         (2)                          (224)
                                            --------    --------   -------  -------
Net assets...............................   $ 83,591    $538,791   $51,274  $47,646
                                            ========    ========   =======  =======

See notes to financial statements.

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2001
--------------------------------------------------------------------------------

(000's Omitted)


                                                                 Large Cap  Fundamental Active      Emerging    International
                                                                  Growth      Growth     Bond    Markets Equity Equity Index
                                                                 ---------  ----------- -------  -------------- -------------
INVESTMENT INCOME
  Interest...................................................... $     353   $     58   $56,172     $     67      $    153
  Dividends.....................................................     5,151        116       161          541         2,578
  Securities lending............................................        95         21       162                        238
                                                                 ---------   --------   -------     --------      --------
Total investment income.........................................     5,599        195    56,945          608         2,969
                                                                 ---------   --------   -------     --------      --------

EXPENSES

  Investment advisory fee.......................................     3,320        327     5,237          364           262
  Auditors fees.................................................        81          3        71            2            14
  Custodian fees................................................       126         86       244          729           281
  Fidelity bond fees............................................         1                    1
  Legal fees....................................................        53          2        48            2            10
  Printing & mailing fees.......................................                   12        89           23            36
  Trustees' fees................................................        21          1        18            1             4
  Other fees....................................................        12                    8            5             6
                                                                 ---------   --------   -------     --------      --------
Total expenses..................................................     3,614        431     5,716        1,126           613
  Less expenses reimbursed......................................                  (67)                  (734)         (203)
                                                                 ---------   --------   -------     --------      --------
Net expenses....................................................     3,614        364     5,716          392           410
                                                                 ---------   --------   -------     --------      --------
Net investment income (loss)....................................     1,985       (169)   50,779          216         2,559
                                                                 ---------   --------   -------     --------      --------

REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:

   Investments..................................................  (170,555)   (20,009)   15,343      (13,207)       (6,433)
   Financial futures contracts..................................                                                      (871)
   Foreign currency transactions................................                                        (139)         (434)
  Change in unrealized appreciation (depreciation) on:

   Investments..................................................   (26,354)     4,341    (4,949)      11,916       (31,970)
   Financial futures contracts..................................                                                       183
   Translation of assets and liabilities in foreign currencies..                                        (136)          (93)
                                                                 ---------   --------   -------     --------      --------
Net realized and unrealized gain (loss).........................  (196,909)   (15,668)   10,394       (1,566)      (39,618)
                                                                 ---------   --------   -------     --------      --------
Net increase (decrease) in net assets resulting from operations. $(194,924)  $(15,837)  $61,173     $ (1,350)     $(37,059)
                                                                 =========   ========   =======     ========      ========

                                                                 International Small Cap  Health
                                                                    Equity      Growth   Sciences*
                                                                 ------------- --------- ---------
INVESTMENT INCOME
  Interest......................................................    $    46    $    219    $  27
  Dividends.....................................................        289         181      127
  Securities lending............................................                    292
                                                                    -------    --------    -----
Total investment income.........................................        335         692      154
                                                                    -------    --------    -----

EXPENSES

  Investment advisory fee.......................................        219       1,534      164
  Auditors fees.................................................          2          17        2
  Custodian fees................................................         18          92       23
  Fidelity bond fees............................................
  Legal fees....................................................          1          11        1
  Printing & mailing fees.......................................         21         105        3
  Trustees' fees................................................                      5        1
  Other fees....................................................          1           1
                                                                    -------    --------    -----
Total expenses..................................................        262       1,765      194
  Less expenses reimbursed......................................        (22)        (51)     (14)
                                                                    -------    --------    -----
Net expenses....................................................        240       1,714      180
                                                                    -------    --------    -----
Net investment income (loss)....................................         95      (1,022)     (26)
                                                                    -------    --------    -----

REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:

   Investments..................................................     (4,132)    (40,555)    (284)
   Financial futures contracts..................................        (86)
   Foreign currency transactions................................        (22)
  Change in unrealized appreciation (depreciation) on:

   Investments..................................................       (718)     11,615     (169)
   Financial futures contracts..................................         23
   Translation of assets and liabilities in foreign currencies..          1
                                                                    -------    --------    -----
Net realized and unrealized gain (loss).........................     (4,934)    (28,940)    (453)
                                                                    -------    --------    -----
Net increase (decrease) in net assets resulting from operations.    $(4,839)   $(29,962)   $(479)
                                                                    =======    ========    =====

(*) Commenced operations on May 1, 2001. See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)


                                                                  Global   Mid Cap   Large Cap Large Cap  Large/Mid Cap Money
                                                                 Balanced  Growth      Value   Value CORE     Value     Market
                                                                 -------- ---------  --------- ---------- ------------- -------
INVESTMENT INCOME
  Interest...................................................... $   478  $     787   $   377   $    47      $    57    $21,355
  Dividends.....................................................     201        290     4,875       633          672
  Securities lending............................................                202        22
                                                                 -------  ---------   -------   -------      -------    -------
Total investment income.........................................     679      1,279     5,274       680          729     21,355
                                                                 -------  ---------   -------   -------      -------    -------

EXPENSES

  Investment advisory fee.......................................     292      2,410     1,655       279          343      1,319
  Auditors fees.................................................       2         26        19         3            2         43
  Custodian fees................................................      79         89        60        34           59        114
  Fidelity bond fees............................................                                                              1
  Legal fees....................................................       2         18        12         2            2         29
  Printing & mailing fees.......................................       2        135        85         8           54        187
  Trustees' fees................................................       1          7         5         1            1         11
  Other fees....................................................                  2         2                                 5
                                                                 -------  ---------   -------   -------      -------    -------
Total expenses..................................................     378      2,687     1,838       327          461      1,709
  Less expenses reimbursed......................................     (59)                           (11)         (80)
                                                                 -------  ---------   -------   -------      -------    -------
Net expenses....................................................     319      2,687     1,838       316          381      1,709
                                                                 -------  ---------   -------   -------      -------    -------
Net investment income (loss)....................................     360     (1,408)    3,436       364          348     19,646
                                                                 -------  ---------   -------   -------      -------    -------

REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:

   Investments..................................................    (464)  (183,155)    4,078      (758)      (1,103)
   Financial futures contracts..................................    (124)                          (214)        (166)
  Change in unrealized appreciation (depreciation) on:

   Investments..................................................  (1,686)    36,046    (4,226)   (1,422)      (2,540)
   Financial futures contracts..................................                                     (3)         (11)
   Translation of assets and liabilities in foreign currencies..      29
                                                                 -------  ---------   -------   -------      -------    -------
Net realized and unrealized gain (loss).........................  (2,245)  (147,109)     (148)   (2,397)      (3,820)
                                                                 -------  ---------   -------   -------      -------    -------
Net increase (decrease) in net assets resulting from operations. $(1,885) $(148,517)  $ 3,288   $(2,033)     $(3,472)   $19,646
                                                                 =======  =========   =======   =======      =======    =======

                                                                 Small/Mid Cap Bond
                                                                    Growth     Index

                                                                 ------------- ------
INVESTMENT INCOME
  Interest......................................................    $   247    $5,442
  Dividends.....................................................        537
  Securities lending............................................        106        43
                                                                    -------    ------
Total investment income.........................................        890     5,485
                                                                    -------    ------

EXPENSES

  Investment advisory fee.......................................      1,403       136
  Auditors fees.................................................         15         7
  Custodian fees................................................         67        57
  Fidelity bond fees............................................
  Legal fees....................................................         10         5
  Printing & mailing fees.......................................         89        12
  Trustees' fees................................................          4         2
  Other fees....................................................          2         1
                                                                    -------    ------
Total expenses..................................................      1,590       220
  Less expenses reimbursed......................................         (4)
                                                                    -------    ------
Net expenses....................................................      1,586       220
                                                                    -------    ------
Net investment income (loss)....................................       (696)    5,265
                                                                    -------    ------

REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:

   Investments..................................................     (4,700)      759
   Financial futures contracts..................................
  Change in unrealized appreciation (depreciation) on:

   Investments..................................................      9,988       195
   Financial futures contracts..................................
   Translation of assets and liabilities in foreign currencies..
                                                                    -------    ------
Net realized and unrealized gain (loss).........................      5,288       954
                                                                    -------    ------
Net increase (decrease) in net assets resulting from operations.    $ 4,592    $6,219
                                                                    =======    ======

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)


                                                                     Large Cap     Small/Mid Cap Small Cap Real Estate Growth &
                                                                 Aggressive Growth     CORE        Value     Equity     Income
                                                                 ----------------- ------------- --------- ----------- ---------
INVESTMENT INCOME
  Interest......................................................      $    49          $  32      $  114     $   139   $   1,475
  Dividends.....................................................          224            357       1,015       9,310      31,293
  Securities lending............................................           12                                                224
                                                                      -------          -----      ------     -------   ---------
Total investment income.........................................          285            389       1,129       9,449      32,992
                                                                      -------          -----      ------     -------   ---------

EXPENSES

  Investment advisory fee.......................................          272            219         559       1,556      18,378
  Auditors fees.................................................            3              2           4          13         242
  Custodian fees................................................           51             87          53          61         684
  Fidelity bond fees............................................                                                               4
  Legal fees....................................................            2              1           3           9         162
  Printing & mailing fees.......................................            4              4          14          32         195
  Trustees' fees................................................                           1           1           4          62
  Other fees....................................................            1              1                       1          19
                                                                      -------          -----      ------     -------   ---------
Total expenses..................................................          333            315         634       1,676      19,746
  Less expenses reimbursed......................................          (29)           (69)        (16)
                                                                      -------          -----      ------     -------   ---------
Net expenses....................................................          304            246         618       1,676      19,746
                                                                      -------          -----      ------     -------   ---------
Net investment income (loss)....................................          (19)           143         511       7,773      13,246
                                                                      -------          -----      ------     -------   ---------

REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:

   Investments..................................................       (6,465)          (156)        840       5,122    (453,534)
   Financial futures contracts..................................                          66         (19)
   Foreign currency transactions................................                                                   1
  Change in unrealized appreciation (depreciation) on:

   Investments..................................................        2,147            854       7,842      (3,409)    (51,250)
   Financial futures contracts..................................                         (32)         22          (1)
   Translation of assets and liabilities in foreign currencies..
                                                                      -------          -----      ------     -------   ---------
Net realized and unrealized gain (loss).........................       (4,318)           732       8,685       1,713    (504,784)
                                                                      -------          -----      ------     -------   ---------
Net increase (decrease) in net assets resulting from operations.      $(4,337)         $ 875      $9,196     $ 9,486   $(491,538)
                                                                      =======          =====      ======     =======   =========

                                                                            Short-Term Small Cap
                                                                  Managed      Bond     Equity
                                                                 ---------  ---------- ---------
INVESTMENT INCOME
  Interest...................................................... $  53,393    $6,660   $     87
  Dividends.....................................................    22,227                  591
  Securities lending............................................       470        69         56
                                                                 ---------    ------   --------
Total investment income.........................................    76,090     6,729        734
                                                                 ---------    ------   --------

EXPENSES

  Investment advisory fee.......................................    18,129       468        619
  Auditors fees.................................................       235         9          6
  Custodian fees................................................       752        36         62
  Fidelity bond fees............................................         4
  Legal fees....................................................       158         6          4
  Printing & mailing fees.......................................       217        42          5
  Trustees' fees................................................        61         3          1
  Other fees....................................................        23         2          1
                                                                 ---------    ------   --------
Total expenses..................................................    19,579       566        698
  Less expenses reimbursed......................................                             (8)
                                                                 ---------    ------   --------
Net expenses....................................................    19,579       566        690
                                                                 ---------    ------   --------
Net investment income (loss)....................................    56,511     6,163         44
                                                                 ---------    ------   --------

REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:

   Investments..................................................  (112,925)      872    (11,331)
   Financial futures contracts..................................     1,701
   Foreign currency transactions................................     8,243
  Change in unrealized appreciation (depreciation) on:

   Investments..................................................   (42,653)    1,584      7,970
   Financial futures contracts..................................    (1,645)
   Translation of assets and liabilities in foreign currencies..     3,993
                                                                 ---------    ------   --------
Net realized and unrealized gain (loss).........................  (143,286)    2,456     (3,361)
                                                                 ---------    ------   --------
Net increase (decrease) in net assets resulting from operations. $ (86,775)   $8,619   $ (3,317)
                                                                 =========    ======   ========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)


                                                                 International  Equity   High Yield Global
                                                                 Opportunities  Index       Bond     Bond
                                                                 ------------- --------  ---------- -------
INVESTMENT INCOME
  Interest......................................................   $    118    $    643   $ 4,164   $ 2,843
  Dividends.....................................................      1,327       6,527        11
  Securities lending............................................         94                              14
                                                                   --------    --------   -------   -------
Total investment income.........................................      1,539       7,170     4,175     2,857
                                                                   --------    --------   -------   -------

EXPENSES

  Investment advisory fee.......................................        844         684       260       519
  Auditors fees.................................................          8          44         3         5
  Custodian fees................................................        191         188        46        52
  Fidelity bond fees............................................                      1
  Legal fees....................................................          6          29         2         4
  Printing & mailing fees.......................................         26          79        23
  Trustees' fees................................................          2          11         1         2
  Other fees....................................................          4          10         1         1
                                                                   --------    --------   -------   -------
Total expenses..................................................      1,081       1,046       336       583
  Less expenses reimbursed......................................       (143)                  (38)       (2)
                                                                   --------    --------   -------   -------
Net expenses....................................................        938       1,046       298       581
                                                                   --------    --------   -------   -------
Net investment income (loss)....................................        601       6,124     3,877     2,276
                                                                   --------    --------   -------   -------

REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:

   Investments..................................................     (9,027)     14,886    (2,487)    1,189
   Financial futures contracts..................................                 (3,137)
   Foreign currency transactions................................       (162)                         (1,568)
  Change in unrealized appreciation (depreciation) on:

   Investments..................................................    (14,518)    (81,314)   (1,683)   (2,970)
   Financial futures contracts..................................                    670
   Translation of assets and liabilities in foreign currencies..          6                              99
                                                                   --------    --------   -------   -------
Net realized and unrealized gain (loss).........................    (23,701)    (68,895)   (4,170)   (3,250)
                                                                   --------    --------   -------   -------
Net increase (decrease) in net assets resulting from operations.   $(23,100)   $(62,771)  $  (293)  $  (974)
                                                                   ========    ========   =======   =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)


                                                                         Large Cap Growth          Fundamental Growth

                                                                     ------------------------   ------------------------
                                                                      Year Ended   Year Ended    Year Ended   Year Ended
                                                                     December 31, December 31,  December 31, December 31,
                                                                         2001         2000          2001         2000
                                                                     ------------ ------------  ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations

  Net investment income (loss)......................................  $    1,985   $    1,410     $   (169)    $   (109)
  Net realized gain (loss)..........................................    (170,555)     101,421      (20,009)       2,219
  Change in net unrealized appreciation (depreciation) of
   Investments......................................................     (26,354)    (356,204)       4,341       (8,121)
                                                                      ----------   ----------     --------     --------
   Net increase (decrease) in net assets resulting from operations..    (194,924)    (253,373)     (15,837)      (6,011)
Distributions to shareholders from:
  Net investment income.............................................      (1,518)      (2,000)
  In excess of net investment income................................
  Realized gains....................................................                 (137,737)                   (2,478)
  In excess of realized gain........................................                  (40,230)                   (2,097)
  Capital paid-in...................................................                   (3,418)                     (111)
                                                                      ----------   ----------     --------     --------
   Decrease in net assets resulting from distributions..............      (1,518)    (183,385)                   (4,686)
From fund share transactions:
  Proceeds from shares sold.........................................     122,592      206,257       15,212       76,255
  Shares issued in reorganization...................................                                 4,720
  Distributions reinvested..........................................       1,518      183,384                     4,686
  Payment for shares redeemed.......................................    (303,540)    (188,569)     (12,312)     (33,305)
                                                                      ----------   ----------     --------     --------
   Increase (decrease) in net assets from fund share transactions...    (179,430)     201,072        7,620       47,636
                                                                      ----------   ----------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS...............................    (375,872)    (235,686)      (8,217)      36,939
NET ASSETS
  Beginning of Period...............................................   1,146,787    1,382,473       46,114        9,175
                                                                      ----------   ----------     --------     --------
  End of Period.....................................................  $  770,915   $1,146,787     $ 37,897     $ 46,114
                                                                      ==========   ==========     ========     ========
Analysis of fund share transactions:

  Sold..............................................................       7,744        7,547        1,669        4,670
  Issued in reorganization..........................................                                   554
  Reinvested........................................................         102        9,625                       383
  Redeemed..........................................................     (18,966)      (7,033)      (1,440)      (2,005)
                                                                      ----------   ----------     --------     --------
Net increase (decrease) in fund shares outstanding..................     (11,120)      10,139          783        3,048
                                                                      ==========   ==========     ========     ========

                                                                            Active Bond         Emerging Markets Equity

                                                                     ------------------------  ------------------------
                                                                      Year Ended   Year Ended   Year Ended   Year Ended
                                                                     December 31, December 31, December 31, December 31,
                                                                         2001         2000         2001         2000
                                                                     ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations

  Net investment income (loss)......................................  $  50,779    $  57,674     $    216     $   (120)
  Net realized gain (loss)..........................................     15,343      (11,679)     (13,346)        (614)
  Change in net unrealized appreciation (depreciation) of
   Investments......................................................     (4,949)      36,028       11,780      (20,977)
                                                                      ---------    ---------     --------     --------
   Net increase (decrease) in net assets resulting from operations..     61,173       82,023       (1,350)     (21,711)
Distributions to shareholders from:
  Net investment income.............................................    (51,604)     (53,480)
  In excess of net investment income................................
  Realized gains....................................................                                            (2,658)
  In excess of realized gain........................................
  Capital paid-in...................................................                                  (65)         (47)
                                                                      ---------    ---------     --------     --------
   Decrease in net assets resulting from distributions..............    (51,604)     (53,480)         (65)      (2,705)
From fund share transactions:
  Proceeds from shares sold.........................................    193,838       95,188       36,173       59,279
  Shares issued in reorganization...................................     77,902
  Distributions reinvested..........................................     51,604       53,480           65        2,705
  Payment for shares redeemed.......................................   (227,698)    (185,198)     (36,877)     (39,154)
                                                                      ---------    ---------     --------     --------
   Increase (decrease) in net assets from fund share transactions...     95,646      (36,530)        (639)      22,830
                                                                      ---------    ---------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS...............................    105,215       (7,987)      (2,054)      (1,586)
NET ASSETS
  Beginning of Period...............................................    842,299      850,286       31,010       32,596
                                                                      ---------    ---------     --------     --------
  End of Period.....................................................  $ 947,514    $ 842,299     $ 28,956     $ 31,010
                                                                      =========    =========     ========     ========
Analysis of fund share transactions:

  Sold..............................................................     20,141       10,355        5,789        5,177
  Issued in reorganization..........................................      8,180
  Reinvested........................................................      5,380        5,823           12          408
  Redeemed..........................................................    (23,719)     (20,181)      (5,933)      (3,614)
                                                                      ---------    ---------     --------     --------
Net increase (decrease) in fund shares outstanding..................      9,982       (4,003)        (132)       1,971
                                                                      =========    =========     ========     ========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)


                                                                     International Equity Index   International Equity

                                                                     -------------------------  ------------------------

                                                                      Year Ended    Year Ended   Year Ended   Year Ended
                                                                     December 31,  December 31, December 31, December 31,
                                                                         2001          2000         2001         2000
                                                                     ------------  ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations

  Net investment income (loss)......................................   $  2,559      $  2,860     $    95      $    74
  Net realized gain (loss)..........................................     (7,738)        6,657      (4,240)         454
  Change in net unrealized appreciation (depreciation) of
   Investments......................................................    (31,880)      (51,585)       (694)      (2,697)
                                                                       --------      --------     -------      -------
   Net increase (decrease) in net assets resulting from operations..    (37,059)      (42,068)     (4,839)      (2,169)
Distributions to shareholders from:
  Net investment income.............................................     (1,958)       (2,257)        (94)         (47)
  In excess of net investment income................................
  Realized gains....................................................                   (7,138)                    (471)
  In excess of realized gain........................................                                               (58)
  Capital paid-in...................................................       (594)         (916)        (24)
                                                                       --------      --------     -------      -------
   Decrease in net assets resulting from distributions..............     (2,552)      (10,311)       (118)        (576)
From fund share transactions:
  Proceeds from shares sold.........................................     33,664        61,181      25,519       13,293
  Shares issued in reorganization...................................                                1,981
  Distributions reinvested..........................................      2,552        10,313         118          576
  Payment for shares redeemed.......................................    (69,597)      (68,120)     (8,462)      (7,838)
                                                                       --------      --------     -------      -------
   Increase (decrease) in net assets from fund share transactions...    (33,381)        3,374      19,156        6,031
                                                                       --------      --------     -------      -------
NET INCREASE (DECREASE) IN NET ASSETS...............................    (72,992)      (49,005)     14,199        3,286
NET ASSETS
  Beginning of Period...............................................    195,012       244,017      15,716       12,430
                                                                       --------      --------     -------      -------
  End of Period.....................................................   $122,020      $195,012     $29,915      $15,716
                                                                       ========      ========     =======      =======
Analysis of fund share transactions:

  Sold..............................................................      2,623         3,450       3,048        1,223
  Issued in reorganization..........................................                                  268
  Reinvested........................................................        190           651          14           59
  Redeemed..........................................................     (5,375)       (3,854)       (963)        (727)
                                                                       --------      --------     -------      -------
Net increase (decrease) in fund shares outstanding..................     (2,562)          247       2,367          555
                                                                       ========      ========     =======      =======

                                                                         Small Cap Growth      Health Sciences

                                                                     ------------------------  ---------------
                                                                                                 Period from

                                                                      Year Ended   Year Ended  May 1, 2001 (*)
                                                                     December 31, December 31, to December 31,
                                                                         2001         2000          2001
                                                                     ------------ ------------ ---------------
INCREASE (DECREASE) IN NET ASSETS
From operations

  Net investment income (loss)......................................  $  (1,022)   $  (1,308)      $   (26)
  Net realized gain (loss)..........................................    (40,555)      (9,498)         (284)
  Change in net unrealized appreciation (depreciation) of
   Investments......................................................     11,615      (67,925)         (169)
                                                                      ---------    ---------       -------
   Net increase (decrease) in net assets resulting from operations..    (29,962)     (78,731)         (479)
Distributions to shareholders from:
  Net investment income.............................................
  In excess of net investment income................................
  Realized gains....................................................                  (1,933)
  In excess of realized gain........................................
  Capital paid-in...................................................                 (20,976)          (16)
                                                                      ---------    ---------       -------
   Decrease in net assets resulting from distributions..............                 (22,909)          (16)
From fund share transactions:
  Proceeds from shares sold.........................................     81,975      239,410        30,688
  Shares issued in reorganization...................................     10,743
  Distributions reinvested..........................................                  22,968            16
  Payment for shares redeemed.......................................   (107,897)    (105,766)         (336)
                                                                      ---------    ---------       -------
   Increase (decrease) in net assets from fund share transactions...    (15,179)     156,612        30,368
                                                                      ---------    ---------       -------
NET INCREASE (DECREASE) IN NET ASSETS...............................    (45,141)      54,972        29,873
NET ASSETS
  Beginning of Period...............................................    234,542      179,570
                                                                      ---------    ---------       -------
  End of Period.....................................................  $ 189,401    $ 234,542       $29,873
                                                                      =========    =========       =======
Analysis of fund share transactions:

  Sold..............................................................      7,185       11,984         3,079
  Issued in reorganization..........................................        904
  Reinvested........................................................                   1,788             2
  Redeemed..........................................................     (9,410)      (5,757)          (35)
                                                                      ---------    ---------       -------
Net increase (decrease) in fund shares outstanding..................     (1,321)       8,015         3,046
                                                                      =========    =========       =======

(*) Commencement of operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)


                                                                          Global Balanced           Mid Cap Growth
                                                                     ------------------------  ------------------------
                                                                      Year Ended   Year Ended   Year Ended   Year Ended
                                                                     December 31, December 31, December 31, December 31,
                                                                         2001         2000         2001         2000
                                                                     ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations

  Net investment income (loss)......................................   $   360      $   688     $  (1,408)   $  (2,311)
  Net realized gain (loss)..........................................      (588)        (789)     (183,155)      (7,215)
  Change in net unrealized appreciation (depreciation) of
   Investments......................................................    (1,657)      (2,738)       36,046     (229,686)
                                                                       -------      -------     ---------    ---------
   Net increase (decrease) in net assets resulting from operations..    (1,885)      (2,839)     (148,517)    (239,212)
Distributions to shareholders from:
  Net investment income.............................................      (355)        (703)
  In excess of net investment income................................
  Realized gains....................................................                    (41)                    (8,563)
  In excess of realized gain........................................                   (283)                   (33,799)
  Capital paid-in...................................................                   (355)                   (22,185)
                                                                       -------      -------     ---------    ---------
   Decrease in net assets resulting from distributions..............      (355)      (1,382)                   (64,547)
From fund share transactions:
  Proceeds from shares sold.........................................    13,556        8,360       136,156      311,599
  Shares issued in reorganization...................................
  Distributions reinvested..........................................       355        1,382                     64,547
  Payment for shares redeemed.......................................    (8,908)      (8,571)     (135,728)    (131,336)
                                                                       -------      -------     ---------    ---------
   Increase (decrease) in net assets from fund share transactions...     5,003        1,171           428      244,810
                                                                       -------      -------     ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS...............................     2,763       (3,050)     (148,089)     (58,949)
NET ASSETS
  Beginning of Period...............................................    28,527       31,577       393,988      452,937
                                                                       -------      -------     ---------    ---------
  End of Period.....................................................   $31,290      $28,527     $ 245,899    $ 393,988
                                                                       =======      =======     =========    =========
Analysis of fund share transactions:

  Sold..............................................................     1,552          848        11,975       10,835
  Issued in reorganization..........................................
  Reinvested........................................................        40          145                      4,228
  Redeemed..........................................................    (1,016)        (867)      (12,237)      (5,305)
                                                                       -------      -------     ---------    ---------
Net increase (decrease) in fund shares outstanding..................       576          126          (262)       9,758
                                                                       =======      =======     =========    =========

                                                                          Large Cap Value        Large Cap Value CORE
                                                                     ------------------------  ------------------------
                                                                      Year Ended   Year Ended   Year Ended   Year Ended
                                                                     December 31, December 31, December 31, December 31,
                                                                         2001         2000         2001         2000
                                                                     ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations

  Net investment income (loss)......................................   $  3,436     $  3,416     $   364      $   168
  Net realized gain (loss)..........................................      4,078        7,226        (972)          79
  Change in net unrealized appreciation (depreciation) of
   Investments......................................................     (4,226)      11,967      (1,425)         619
                                                                       --------     --------     -------      -------
   Net increase (decrease) in net assets resulting from operations..      3,288       22,609      (2,033)         866
Distributions to shareholders from:
  Net investment income.............................................     (3,428)      (3,459)       (364)        (169)
  In excess of net investment income................................                      (6)
  Realized gains....................................................     (3,273)      (7,200)                     (93)
  In excess of realized gain........................................                    (131)                     (59)
  Capital paid-in...................................................                     (90)                     (14)
                                                                       --------     --------     -------      -------
   Decrease in net assets resulting from distributions..............     (6,701)     (10,886)       (364)        (335)
From fund share transactions:
  Proceeds from shares sold.........................................    143,863       73,820      41,157       11,275
  Shares issued in reorganization...................................                               6,577
  Distributions reinvested..........................................      6,701       10,886         364          335
  Payment for shares redeemed.......................................    (91,040)     (47,743)     (3,033)        (348)
                                                                       --------     --------     -------      -------
   Increase (decrease) in net assets from fund share transactions...     59,524       36,963      45,065       11,262
                                                                       --------     --------     -------      -------
NET INCREASE (DECREASE) IN NET ASSETS...............................     56,111       48,686      42,668       11,793
NET ASSETS
  Beginning of Period...............................................    204,535      155,849      18,164        6,371
                                                                       --------     --------     -------      -------
  End of Period.....................................................   $260,646     $204,535     $60,832      $18,164
                                                                       ========     ========     =======      =======
Analysis of fund share transactions:

  Sold..............................................................     10,119        5,462       4,056        1,118
  Issued in reorganization..........................................                                 673
  Reinvested........................................................        473          780          37           33
  Redeemed..........................................................     (6,403)      (3,569)       (323)         (35)
                                                                       --------     --------     -------      -------
Net increase (decrease) in fund shares outstanding..................      4,189        2,673       4,443        1,116
                                                                       ========     ========     =======      =======

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)


                                                                        Large/Mid Cap Value          Money Market
                                                                     ------------------------  ------------------------
                                                                      Year Ended   Year Ended   Year Ended   Year Ended
                                                                     December 31, December 31, December 31, December 31,
                                                                         2001         2000         2001         2000
                                                                     ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations

  Net investment income (loss)......................................   $    348     $    90     $  19,646    $  24,827
  Net realized gain (loss)..........................................     (1,269)        103
  Change in net unrealized appreciation (depreciation) of
   Investments......................................................     (2,551)      1,310
                                                                       --------     -------     ---------    ---------
   Net increase (decrease) in net assets resulting from operations..     (3,472)      1,503        19,646       24,827
Distributions to shareholders from:
  Net investment income.............................................       (348)        (91)      (19,646)     (25,112)
  In excess of net investment income................................
  Realized gains....................................................                   (106)
  In excess of realized gain........................................                    (71)
  Capital paid-in...................................................
                                                                       --------     -------     ---------    ---------
   Decrease in net assets resulting from distributions..............       (348)       (268)      (19,646)     (25,112)
Capital contributions                                                                                              284
From fund share transactions:.......................................
  Proceeds from shares sold.........................................     58,803       8,712       808,300      582,795
  Shares issued in reorganization...................................    102,164                   130,550
  Distributions reinvested..........................................        348         268        19,646       25,121
  Payment for shares redeemed.......................................    (11,513)       (588)     (709,833)    (562,297)
                                                                       --------     -------     ---------    ---------
   Increase (decrease) in net assets from fund share transactions...    149,802       8,392       248,663       45,619
                                                                       --------     -------     ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS...............................    145,982       9,627       248,663       45,618
NET ASSETS
  Beginning of Period...............................................     15,728       6,101       496,853      451,235
                                                                       --------     -------     ---------    ---------
  End of Period.....................................................   $161,710     $15,728     $ 745,516    $ 496,853
                                                                       ========     =======     =========    =========
Analysis of fund share transactions:

  Sold..............................................................      5,182         806       808,300       58,279
  Issued in 10 for 1 stock split....................................                              447,168
  Issued in reorganization..........................................      9,640                   130,550
  Reinvested........................................................         32          24        19,646        2,512
  Redeemed..........................................................     (1,049)        (56)     (709,833)     (56,230)
                                                                       --------     -------     ---------    ---------
Net increase (decrease) in fund shares outstanding..................     13,805         774       695,831        4,561
                                                                       ========     =======     =========    =========

                                                                       Small/Mid Cap Growth           Bond Index
                                                                     ------------------------  ------------------------
                                                                      Year Ended   Year Ended   Year Ended   Year Ended
                                                                     December 31, December 31, December 31, December 31,
                                                                         2001         2000         2001         2000
                                                                     ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations

  Net investment income (loss)......................................   $   (696)    $   (366)    $  5,265     $  3,295
  Net realized gain (loss)..........................................     (4,700)      18,384          759         (532)
  Change in net unrealized appreciation (depreciation) of
   Investments......................................................      9,988       (2,257)         195        2,964
                                                                       --------     --------     --------     --------
   Net increase (decrease) in net assets resulting from operations..      4,592       15,761        6,219        5,727
Distributions to shareholders from:
  Net investment income.............................................                               (5,371)      (3,317)
  In excess of net investment income................................
  Realized gains....................................................                 (17,683)        (207)
  In excess of realized gain........................................                  (1,947)
  Capital paid-in...................................................
                                                                       --------     --------     --------     --------
   Decrease in net assets resulting from distributions..............                 (19,630)      (5,578)      (3,317)
Capital contributions

From fund share transactions:.......................................
  Proceeds from shares sold.........................................     64,594       35,984      123,885       45,465
  Shares issued in reorganization...................................
  Distributions reinvested..........................................                  19,630        5,578        1,488
  Payment for shares redeemed.......................................    (73,964)     (43,666)     (65,514)     (23,031)
                                                                       --------     --------     --------     --------
   Increase (decrease) in net assets from fund share transactions...     (9,370)      11,948       63,949       23,922
                                                                       --------     --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS...............................     (4,778)       8,079       64,590       26,332
NET ASSETS
  Beginning of Period...............................................    190,010      181,931       64,768       38,436
                                                                       --------     --------     --------     --------
  End of Period.....................................................   $185,232     $190,010     $129,358     $ 64,768
                                                                       ========     ========     ========     ========
Analysis of fund share transactions:

  Sold..............................................................      4,850        2,392       12,513        4,808
  Issued in 10 for 1 stock split....................................
  Issued in reorganization..........................................
  Reinvested........................................................                   1,474          563          158
  Redeemed..........................................................     (5,571)      (2,963)      (6,641)      (2,443)
                                                                       --------     --------     --------     --------
Net increase (decrease) in fund shares outstanding..................       (721)         903        6,435        2,523
                                                                       ========     ========     ========     ========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)


                                                                     Large Cap Aggressive Growth    Small/Mid Cap CORE
                                                                     --------------------------  ------------------------
                                                                      Year Ended     Year Ended   Year Ended   Year Ended
                                                                     December 31,   December 31, December 31, December 31,
                                                                         2001           2000         2001         2000
                                                                     ------------   ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations

  Net investment income (loss)......................................   $    (19)      $   (88)     $    143     $    91
  Net realized gain (loss)..........................................     (6,465)         (648)          (90)        669
  Change in net unrealized appreciation (depreciation) of
   Investments......................................................      2,147        (5,205)          822        (536)
                                                                       --------       -------      --------     -------
   Net increase (decrease) in net assets resulting from operations..     (4,337)       (5,941)          875         224
Distributions to shareholders from:
  Net investment income.............................................                                   (143)        (90)
  In excess of net investment income................................
  Realized gains....................................................                      (28)                     (671)
  In excess of realized gain........................................                     (168)                     (102)
  Capital paid-in...................................................                     (284)                      (53)
                                                                       --------       -------      --------     -------
   Decrease in net assets resulting from distributions..............                     (480)         (143)       (916)
From fund share transactions:
  Proceeds from shares sold.........................................     31,123        24,586        36,196      22,514
  Shares issued in reorganization...................................
  Distributions reinvested..........................................                      481           143         669
  Payment for shares redeemed.......................................    (13,292)       (7,476)      (12,261)     (9,103)
                                                                       --------       -------      --------     -------
   Increase (decrease) in net assets from fund share transactions...     17,831        17,591        24,078      14,080
                                                                       --------       -------      --------     -------
NET INCREASE (DECREASE) IN NET ASSETS...............................     13,494        11,170        24,810      13,388
NET ASSETS
  Beginning of Period...............................................     26,244        15,074        21,636       8,248
                                                                       --------       -------      --------     -------
  End of Period.....................................................   $ 39,738       $26,244      $ 46,446     $21,636
                                                                       ========       =======      ========     =======
Analysis of fund share transactions:

  Sold..............................................................      3,742         2,136         3,812       2,174
  Issued in reorganization..........................................
  Reinvested........................................................                       51            15          70
  Redeemed..........................................................     (1,605)         (692)       (1,300)       (880)
                                                                       --------       -------      --------     -------
Net increase (decrease) in fund shares outstanding..................      2,137         1,495         2,527       1,364
                                                                       ========       =======      ========     =======

                                                                          Small Cap Value         Real Estate Equity
                                                                     ------------------------  ------------------------
                                                                      Year Ended   Year Ended   Year Ended   Year Ended
                                                                     December 31, December 31, December 31, December 31,
                                                                         2001         2000         2001         2000
                                                                     ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations

  Net investment income (loss)......................................   $    511     $    18     $   7,773     $  8,456
  Net realized gain (loss)..........................................        821       3,781         5,123        4,057
  Change in net unrealized appreciation (depreciation) of
   Investments......................................................      7,864        (223)       (3,410)      25,634
                                                                       --------     -------     ---------     --------
   Net increase (decrease) in net assets resulting from operations..      9,196       3,576         9,486       38,147
Distributions to shareholders from:
  Net investment income.............................................       (510)        (17)       (6,732)      (8,456)
  In excess of net investment income................................                                              (404)
  Realized gains....................................................       (564)     (3,779)       (4,879)        (649)
  In excess of realized gain........................................                                            (3,328)
  Capital paid-in...................................................                                            (1,440)
                                                                       --------     -------     ---------     --------
   Decrease in net assets resulting from distributions..............     (1,074)     (3,796)      (11,611)     (14,277)
From fund share transactions:
  Proceeds from shares sold.........................................     92,515      21,624        73,008       51,873
  Shares issued in reorganization...................................
  Distributions reinvested..........................................      1,074       3,796        11,611       14,277
  Payment for shares redeemed.......................................    (27,923)     (1,334)      (77,652)     (57,423)
                                                                       --------     -------     ---------     --------
   Increase (decrease) in net assets from fund share transactions...     65,666      24,086         6,967        8,727
                                                                       --------     -------     ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS...............................     73,788      23,866         4,842       32,597
NET ASSETS
  Beginning of Period...............................................     29,436       5,570       158,811      126,214
                                                                       --------     -------     ---------     --------
  End of Period.....................................................   $103,224     $29,436     $ 163,653     $158,811
                                                                       ========     =======     =========     ========
Analysis of fund share transactions:

  Sold..............................................................      7,099       1,733         5,313        4,031
  Issued in reorganization..........................................
  Reinvested........................................................         80         339           852        1,085
  Redeemed..........................................................     (2,193)       (107)       (5,701)      (4,499)
                                                                       --------     -------     ---------     --------
Net increase (decrease) in fund shares outstanding..................      4,986       1,965           464          617
                                                                       ========     =======     =========     ========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)


                                                                          Growth & Income               Managed
                                                                     ------------------------  ------------------------
                                                                      Year Ended   Year Ended   Year Ended   Year Ended
                                                                     December 31, December 31, December 31, December 31,
                                                                         2001         2000         2001         2000
                                                                     ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations

  Net investment income (loss)......................................  $   13,246   $   32,578  $    56,511   $   91,310
  Net realized gain (loss)..........................................    (453,534)     445,349     (102,981)     237,169
  Change in net unrealized appreciation (depreciation) of
   investments......................................................     (51,250)    (990,353)     (40,305)    (328,984)
                                                                      ----------   ----------  -----------   ----------
   Net increase (decrease) in net assets resulting from operations..    (491,538)    (512,426)     (86,775)        (505)
Distributions to shareholders from:
  Net investment income.............................................     (13,030)     (33,412)     (57,251)     (93,117)
  In excess of net investment income................................
  Realized gains....................................................                 (519,555)     (13,282)    (235,437)
  In excess of realized gain........................................                  (25,745)
  Capital paid-in...................................................                  (44,762)
                                                                      ----------   ----------  -----------   ----------
   Decrease in net assets resulting from distributions..............     (13,030)    (623,474)     (70,533)    (328,554)
From fund share transactions:
  Proceeds from shares sold.........................................     311,376      110,896      704,451       66,759
  Shares issued in reorganization...................................      59,218                    16,164
  Distributions reinvested..........................................      13,030      623,473       70,533      328,531
  Payment for shares redeemed.......................................    (727,725)    (492,322)  (1,102,931)    (501,356)
                                                                      ----------   ----------  -----------   ----------
   Increase (decrease) in net assets from fund share transactions...    (344,101)     242,047     (311,783)    (106,066)
                                                                      ----------   ----------  -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS...............................    (848,669)    (893,853)    (469,091)    (435,125)
NET ASSETS
  Beginning of Period...............................................   3,324,988    4,218,841    2,995,794    3,430,919
                                                                      ----------   ----------  -----------   ----------
  End of Period.....................................................  $2,476,319   $3,324,988  $ 2,526,703   $2,995,794
                                                                      ==========   ==========  ===========   ==========
Analysis of fund share transactions:

  Sold..............................................................      25,462        5,816       52,990        4,373
  Issued in reorganization..........................................       4,976                     1,253
  Reinvested........................................................       1,064       43,333        5,344       23,203
  Redeemed..........................................................     (58,433)     (25,508)     (83,108)     (32,979)
                                                                      ----------   ----------  -----------   ----------
Net increase (decrease) in fund shares outstanding..................     (26,931)      23,641      (23,521)      (5,403)
                                                                      ==========   ==========  ===========   ==========

                                                                          Short-Term Bond          Small Cap Equity
                                                                     ------------------------  ------------------------
                                                                      Year Ended   Year Ended   Year Ended   Year Ended
                                                                     December 31, December 31, December 31, December 31,
                                                                         2001         2000         2001         2000
                                                                     ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations

  Net investment income (loss)......................................   $  6,163     $  4,615     $     44     $    920
  Net realized gain (loss)..........................................        872         (582)     (11,331)       4,551
  Change in net unrealized appreciation (depreciation) of
   investments......................................................      1,584        1,702        7,970      (12,268)
                                                                       --------     --------     --------     --------
   Net increase (decrease) in net assets resulting from operations..      8,619        5,735       (3,317)      (6,797)
Distributions to shareholders from:
  Net investment income.............................................     (6,318)      (4,591)         (42)      (1,004)
  In excess of net investment income................................
  Realized gains....................................................                                              (990)
  In excess of realized gain........................................                                            (1,431)
  Capital paid-in...................................................                                            (2,130)
                                                                       --------     --------     --------     --------
   Decrease in net assets resulting from distributions..............     (6,318)      (4,591)         (42)      (5,555)
From fund share transactions:
  Proceeds from shares sold.........................................    115,976       29,529       46,272       33,823
  Shares issued in reorganization...................................
  Distributions reinvested..........................................      6,318        4,591           42        5,555
  Payment for shares redeemed.......................................    (55,254)     (23,999)     (41,793)     (25,895)
                                                                       --------     --------     --------     --------
   Increase (decrease) in net assets from fund share transactions...     67,040       10,121        4,521       13,483
                                                                       --------     --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS...............................     69,341       11,265        1,162        1,131
NET ASSETS
  Beginning of Period...............................................     80,109       68,844       70,031       68,900
                                                                       --------     --------     --------     --------
  End of Period.....................................................   $149,450     $ 80,109     $ 71,193     $ 70,031
                                                                       ========     ========     ========     ========
Analysis of fund share transactions:

  Sold..............................................................     11,522        3,035        5,345        3,114
  Issued in reorganization..........................................
  Reinvested........................................................        628          472            4          614
  Redeemed..........................................................     (5,491)      (2,466)      (4,912)      (2,378)
                                                                       --------     --------     --------     --------
Net increase (decrease) in fund shares outstanding..................      6,659        1,041          437        1,350
                                                                       ========     ========     ========     ========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)


                                                                     International Opportunities       Equity Index

                                                                     --------------------------  ------------------------
                                                                      Year Ended     Year Ended   Year Ended   Year Ended
                                                                     December 31,   December 31, December 31, December 31,
                                                                         2001           2000         2001         2000
                                                                     ------------   ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations

  Net investment income.............................................  $     601       $    465    $   6,124     $  5,723
  Net realized gain (loss)..........................................     (9,189)         4,855       11,749       18,724
  Change in net unrealized appreciation (depreciation) of
   investments......................................................    (14,512)       (22,688)     (80,644)     (77,249)
                                                                      ---------       --------    ---------     --------
   Net increase (decrease) in net assets resulting from operations..    (23,100)       (17,368)     (62,771)     (52,802)
Distributions to shareholders from:
  Net investment income.............................................       (455)          (423)      (6,122)      (5,292)
  In excess of net investment income................................
  Realized gains....................................................                    (4,722)     (17,290)     (20,438)
  In excess of realized gain........................................                      (390)                     (231)
  Capital paid-in...................................................       (246)          (749)                     (555)
                                                                      ---------       --------    ---------     --------
   Decrease in net assets resulting from distributions..............       (701)        (6,284)     (23,412)     (26,516)
From fund share transactions:
  Proceeds from shares sold.........................................     96,153         81,609      278,829      226,311
  Shares issued in reorganization...................................                    22,528       15,141
  Distributions reinvested..........................................        701          6,285       23,412       26,516
  Payment for shares redeemed.......................................   (109,496)       (46,530)    (218,067)     (99,146)
                                                                      ---------       --------    ---------     --------
   Increase (decrease) in net assets from fund share transactions...    (12,642)        63,892       99,315      153,681
                                                                      ---------       --------    ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS...............................    (36,443)        40,240       13,132       74,363
NET ASSETS
  Beginning of Period...............................................    120,034         79,794      525,659      451,296
                                                                      ---------       --------    ---------     --------
  End of Period.....................................................  $  83,591       $120,034    $ 538,791     $525,659
                                                                      =========       ========    =========     ========
Analysis of fund share transactions:

  Sold..............................................................      9,857          5,776       17,585       11,361
  Issued in reorganization..........................................                     1,947        1,009
  Reinvested........................................................         68            536        1,555        1,473
  Redeemed..........................................................    (11,066)        (3,390)     (13,662)      (5,101)
                                                                      ---------       --------    ---------     --------
Net increase (decrease) in fund shares outstanding..................     (1,141)         4,869        6,487        7,733
                                                                      =========       ========    =========     ========

                                                                          High Yield Bond             Global Bond
                                                                     ------------------------  ------------------------
                                                                      Year Ended   Year Ended   Year Ended   Year Ended
                                                                     December 31, December 31, December 31, December 31,
                                                                         2001         2000         2001         2000
                                                                     ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations

  Net investment income.............................................   $  3,877     $  2,175     $  2,276     $  3,081
  Net realized gain (loss)..........................................     (2,487)        (518)        (379)        (126)
  Change in net unrealized appreciation (depreciation) of
   investments......................................................     (1,683)      (4,604)      (2,871)       4,415
                                                                       --------     --------     --------     --------
   Net increase (decrease) in net assets resulting from operations..       (293)      (2,947)        (974)       7,370
Distributions to shareholders from:
  Net investment income.............................................     (3,490)      (2,186)      (2,242)      (4,040)
  In excess of net investment income................................
  Realized gains....................................................
  In excess of realized gain........................................
  Capital paid-in...................................................
                                                                       --------     --------     --------     --------
   Decrease in net assets resulting from distributions..............     (3,490)      (2,186)      (2,242)      (4,040)
From fund share transactions:
  Proceeds from shares sold.........................................     85,962       22,157       28,530       11,709
  Shares issued in reorganization...................................
  Distributions reinvested..........................................      3,490        2,227        2,242        4,046
  Payment for shares redeemed.......................................    (60,373)     (13,194)     (48,383)     (21,603)
                                                                       --------     --------     --------     --------
   Increase (decrease) in net assets from fund share transactions...     29,079       11,190      (17,611)      (5,848)
                                                                       --------     --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS...............................     25,296        6,057      (20,827)      (2,518)
NET ASSETS
  Beginning of Period...............................................     25,978       19,921       68,473       70,991
                                                                       --------     --------     --------     --------
  End of Period.....................................................   $ 51,274     $ 25,978     $ 47,646     $ 68,473
                                                                       ========     ========     ========     ========
Analysis of fund share transactions:

  Sold..............................................................     11,506        2,663        2,771        1,168
  Issued in reorganization..........................................
  Reinvested........................................................        481          273          227          401
  Redeemed..........................................................     (8,023)      (1,610)      (4,728)      (2,176)
                                                                       --------     --------     --------     --------
Net increase (decrease) in fund shares outstanding..................      3,964        1,326       (1,730)        (607)
                                                                       ========     ========     ========     ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each fund share of beneficial interest outstanding throughout the year end indicated:


                                         Income from Investment Operations

                                      ---------------------------------------  -------------------------
                                                    Net Realized

                           Net Assets     Net            and          Total    Distribution Distribution
                            Value at  Investment     Unrealized        From      From Net     From Net
                           Beginning    Income       Gain (Loss)    Investment  Investment    Gains on
                           of Period  Gain (Loss) on Investments(a) Operations    Income    Investments
                           ---------- ----------- ----------------- ---------- ------------ ------------
Large Cap Growth

----------------
 Year Ended December 31,
   2001...................   $18.89     $ 0.04         $(3.36)        $(3.32)     $(0.03)      $   --
   2000...................    27.33       0.03          (4.89)         (4.86)      (0.04)       (2.69)
   1999...................    26.19       0.09           6.03           6.12       (0.09)       (4.89)
   1998...................    20.82       0.14           8.05           8.19       (0.14)       (2.68)
   1997...................    17.49       0.17           5.21           5.38       (0.17)       (1.88)

---------------------------------------------------------------------------------------------------------
Fundamental Growth

------------------
 Year Ended December 31,
   2001...................    12.52      (0.03)         (4.01)         (4.04)         --           --
   2000(e)................    14.42      (0.02)         (0.44)         (0.46)         --        (0.76)
 Period from August 31, to

  December 31, 1999(g)....    10.00      (0.02)          5.34           5.32          --        (0.90)

---------------------------------------------------------------------------------------------------------
Active Bond

-----------
 Year Ended December 31,
   2001...................     9.44       0.58           0.11           0.69       (0.58)          --
   2000...................     9.12       0.64           0.28           0.92       (0.60)          --
   1999...................     9.92       0.67          (0.76)         (0.09)      (0.71)          --
   1998...................     9.95       0.69           0.11           0.80       (0.69)       (0.14)
   1997...................     9.77       0.71           0.24           0.95       (0.71)       (0.06)

---------------------------------------------------------------------------------------------------------
Emerging Markets Equity

-----------------------
 Year Ended December 31,
   2001...................     6.70       0.05          (0.29)         (0.24)       --             --
   2000...................    12.26      (0.02)         (4.91)         (4.93)       --          (0.62)
   1999(k)................     7.09       0.03           5.35           5.38       (0.01)       (0.10)
 Period from May 1, to

  December 31, 1988(g)....    10.00       0.03          (2.91)         (2.88)      (0.02)          --

---------------------------------------------------------------------------------------------------------
International Equity Index

--------------------------
 Year Ended December 31,
   2001...................    15.39       0.22          (3.32)         (3.10)      (0.17)          --
   2000...................    19.64       0.23          (3.64)         (3.41)      (0.18)       (0.59)
   1999...................    15.56       0.21           4.51           4.72       (0.21)       (0.38)
   1998...................    15.20       0.23           2.91           3.14       (0.23)       (2.55)
   1997...................    16.83       0.13          (0.97)         (0.84)      (0.13)       (0.66)

---------------------------------------------------------------------------------------------------------

                           Distribution in Distribution                             Net Assets
                              Excess of        From                                  Value at    Total
                           Net Investment    Capital        Total        Capital       End     Investment
                            Income/Gains     Paid-in    Distributions Contributions of Period  Return(b)
                           --------------- ------------ ------------- ------------- ---------- ----------
Large Cap Growth

----------------
 Year Ended December 31,
   2001...................     $   --         $   --       $(0.03)         --         $15.54     (17.54)%
   2000...................      (0.78)         (0.07)       (3.58)          --         18.89     (17.89)%
   1999...................         --             --        (4.98)          --         27.33      24.07%
   1998...................         --             --        (2.82)          --         26.19      39.51%
   1997...................         --             --        (2.05)          --         20.82      30.89%

-------------------------------------------------------------------------------------------------------------
Fundamental Growth

------------------
 Year Ended December 31,
   2001...................         --             --           --           --          8.48     (32.23)%
   2000(e)................      (0.65)         (0.03)       (1.44)          --         12.52      (3.03)%
 Period from August 31, to

  December 31, 1999(g)....         --             --        (0.90)          --         14.42      54.57%(c)

-------------------------------------------------------------------------------------------------------------
Active Bond

-----------
 Year Ended December 31,
   2001...................         --             --        (0.58)          --          9.55       7.48%
   2000...................         --             --        (0.60)          --          9.44      10.45%
   1999...................         --             --        (0.71)          --          9.12      (0.94)%
   1998...................         --             --        (0.83)          --          9.92       8.23%
   1997...................         --             --        (0.77)          --          9.95      10.11%

-------------------------------------------------------------------------------------------------------------
Emerging Markets Equity

-----------------------
 Year Ended December 31,
   2001...................         --          (0.02)       (0.02)          --          6.44      (3.63)%
   2000...................         --          (0.01)       (0.63)          --          6.70     (40.11)%
   1999(k)................      (0.42)            --        (0.53)        0.32         12.26      81.37%(l)
 Period from May 1, to

  December 31, 1988(g)....         --          (0.01)       (0.03)          --          7.09     (28.87)%(c)

-------------------------------------------------------------------------------------------------------------
International Equity Index

--------------------------
 Year Ended December 31,
   2001...................         --          (0.05)       (0.22)          --         12.07     (20.30)%
   2000...................         --          (0.07)       (0.84)          --         15.39     (17.42)%
   1999...................      (0.05)            --        (0.64)          --         19.64      30.87%
   1998...................         --             --        (2.78)          --         15.56      20.82%
   1997...................         --             --        (0.79)          --         15.20      (5.03)%

-------------------------------------------------------------------------------------------------------------

                                           Ratios/Supplemental Data

                           ----------------------------------------------------
                                                                             Net

                                           Operating      Investment
                             Net Assets   Expenses to    Income (Loss)  Portfolio
                           End of Period    Average       to Average    Turnover
                           (000s Omitted) Net Assets      Net Assets      Rate
                           -------------- -----------    -------------  ---------
Large Cap Growth

----------------
 Year Ended December 31,
   2001...................   $  770,915      0.41%            0.23%       63.96%
   2000...................    1,146,787      0.46%            0.10%       89.30%
   1999...................    1,382,473      0.39%            0.33%       37.42%
   1998...................    1,126,764      0.41%            0.59%       56.41%
   1997...................      754,398      0.44%            0.86%       83.82%

-----------------------------------------------------------------------------------
Fundamental Growth

------------------
 Year Ended December 31,
   2001...................       37,897      1.00%(f)        (0.46)%     118.01%(5)
   2000(e)................       46,114      0.96%(f)        (0.38)%     250.46%
 Period from August 31, to

  December 31, 1999(g)....        9,175      0.95%(d)(f)     (0.55%)(d)   61.66%(c)

-----------------------------------------------------------------------------------
Active Bond

-----------
 Year Ended December 31,
   2001...................      947,514      0.67%            5.97%(11)  206.80%(5)
   2000...................      842,299      0.41%(h)         6.98%      224.24%
   1999...................      850,286      0.28%            6.97%      182.90%
   1998...................      907,121      0.29%            6.84%      228.74%
   1997...................      803,770      0.31%            7.18%      138.29%

-----------------------------------------------------------------------------------
Emerging Markets Equity

-----------------------
 Year Ended December 31,
   2001...................       28,956      1.40%(d)(j)      0.77%      120.72%
   2000...................       31,010      1.32%(j)        (0.28)%     103.90%
   1999(k)................       32,596      1.39%(j)         0.19%      196.32%
 Period from May 1, to

  December 31, 1988(g)....        7,310      1.55%(d)(j)      0.51%(d)    53.95%(c)

-----------------------------------------------------------------------------------
International Equity Index

--------------------------
 Year Ended December 31,
   2001...................      122,020      0.27%(m)         1.66%        8.31%
   2000...................      195,012      0.28%(m)         1.40%       14.86%
   1999...................      244,017      0.31%(m)         1.26%       19.01%
   1998...................      173,137      0.56%(m)         1.45%      158.63%
   1997...................      152,359      0.79%            0.78%       83.13%

-----------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each fund share of beneficial interest outstanding throughout the year end indicated:


                                         Income from Investment Operations

                                      ---------------------------------------  -------------------------
                                                    Net Realized

                           Net Assets     Net            and          Total    Distribution Distribution
                            Value at  Investment     Unrealized        From      From Net     From Net
                           Beginning    Income       Gain (Loss)    Investment  Investment    Gains on
                           of Period  Gain (Loss) on Investments(a) Operations    Income    Investments
                           ---------- ----------- ----------------- ---------- ------------ ------------
International Equity

--------------------
 Year Ended December 31,
   2001...................   $ 9.85     $ 0.05         $ (2.29)      $ (2.24)     $(0.05)      $   --
   2000...................    11.95       0.06           (1.78)        (1.72)      (0.04)       (0.30)
 Period from August 31, to

  December 31, 1999(g)....    10.00       0.01            2.12          2.13       (0.01)       (0.17)

---------------------------------------------------------------------------------------------------------
Small Cap Growth

----------------
 Year Ended December 31,
   2001...................    13.47      (0.08)          (1.62)        (1.70)         --           --
   2000...................    19.12      (0.02)          (4.16)        (4.18)         --        (0.12)
   1999...................    12.99      (0.21)           9.06          8.85          --        (2.72)
   1998...................    11.34      (0.05)           1.70          1.65          --           --
   1997...................     9.93      (0.02)           1.44          1.42          --           --

---------------------------------------------------------------------------------------------------------
Health Sciences

---------------
 Period from May 1, to

  December 31, 2001(g)....    10.00      (0.00)          (0.18)        (0.18)     (0.11)           --

---------------------------------------------------------------------------------------------------------
Global Balanced

---------------
 Year Ended December 31,
   2001...................     9.27       0.11           (0.70)        (0.59)         --           --
   2000(q)................    10.71       0.23           (1.20)        (0.97)      (0.24)       (0.01)
   1999...................    11.12       0.29            0.25          0.54       (0.29)       (0.44)
   1998...................    10.11       0.34            1.44          1.78       (0.34)       (0.42)
   1997...................    10.39       0.33           (0.05)         0.28       (0.33)       (0.22)

---------------------------------------------------------------------------------------------------------
Mid Cap Growth

--------------
 Year Ended December 31,
   2001...................    15.60      (0.06)          (5.70)        (5.76)         --           --
   2000...................    29.22      (0.05)         (10.49)       (10.54)         --        (0.41)
   1999...................    15.12      (0.19)          17.70         17.51          --        (3.41)
   1998...................    11.93      (0.09)           4.75          4.66          --        (1.32)
   1997...................    10.22      (0.02)           1.73          1.71          --           --

---------------------------------------------------------------------------------------------------------

                           Distribution in Distribution                             Net Assets
                              Excess of        From                                  Value at    Total
                           Net Investment    Capital        Total        Capital       End     Investment
                            Income/Gains     Paid-in    Distributions Contributions of Period  Return(b)
                           --------------- ------------ ------------- ------------- ---------- ----------
International Equity

--------------------
 Year Ended December 31,
   2001...................     $   --         $(0.01)      $(0.06)         $--        $ 7.55     (22.86)%
   2000...................      (0.04)            --        (0.38)          --          9.85     (14.37)%
 Period from August 31, to

  December 31, 1999(g)....         --             --        (0.18)          --         11.95      21.49%(c)

-------------------------------------------------------------------------------------------------------------
Small Cap Growth

----------------
 Year Ended December 31,
   2001...................         --             --           --           --         11.77     (12.61)%
   2000...................         --          (1.35)       (1.47)          --         13.47     (21.43)%
   1999...................         --             --        (2.72)          --         19.12      70.38%
   1998...................         --             --           --           --         12.99      14.49%
   1997...................         --          (0.01)       (0.01)          --         11.34      14.26%

-------------------------------------------------------------------------------------------------------------
Health Sciences

---------------
 Period from May 1, to

  December 31, 2001(g)....         --          (0.01)       (0.01)          --          9.81      (1.85)%(c)

-------------------------------------------------------------------------------------------------------------
Global Balanced

---------------
 Year Ended December 31,
   2001...................         --          (0.11)       (0.11)          --          8.57      (6.45)%
   2000(q)................      (0.10)         (0.12)       (0.47)          --          9.27      (9.08)%
   1999...................      (0.16)         (0.06)       (0.95)          --         10.71       5.11%
   1998...................         --          (0.01)       (0.77)          --         11.12      17.99%
   1997...................         --          (0.01)       (0.56)          --         10.11       2.65%

-------------------------------------------------------------------------------------------------------------
Mid Cap Growth

--------------
 Year Ended December 31,
   2001...................         --             --           --           --          9.84     (36.93)%
   2000...................      (1.61)         (1.06)       (3.08)          --         15.60     (35.86)%
   1999...................         --             --        (3.41)          --         29.22     118.31%
   1998...................         --          (0.15)       (1.47)          --         15.12      39.07%
   1997...................         --             --           --           --         11.93      16.66%

-------------------------------------------------------------------------------------------------------------

                                           Ratios/Supplemental Data

                           ----------------------------------------------------
                                                                             Net

                                           Operating      Investment
                             Net Assets   Expenses to    Income (Loss)  Portfolio
                           End of Period    Average       to Average    Turnover
                           (000s Omitted) Net Assets      Net Assets      Rate
                           -------------- -----------    -------------  ---------
International Equity

--------------------
 Year Ended December 31,
   2001...................    $ 29,915       1.16%(n)         0.46%       82.88%(5)
   2000...................      15,716       1.10%(n)         0.53%       75.41%
 Period from August 31, to

  December 31, 1999(g)....      12,430       1.10%(d)(n)      0.21%(d)    26.76%(c)

-----------------------------------------------------------------------------------
Small Cap Growth

----------------
 Year Ended December 31,
   2001...................     189,401       0.91%(o)        (0.55)%      91.48%(5)
   2000...................     234,542       0.82%           (0.50)%      97.73%
   1999...................     179,570       0.89%           (0.70)%     113.11%
   1998...................      74,849       1.00%(o)        (0.65)%     101.16%
   1997...................      48,761       1.00%(o)        (0.28)%      86.23%

-----------------------------------------------------------------------------------
Health Sciences

---------------
 Period from May 1, to

  December 31, 2001(g)....      29,873       1.10%(d)(i)     (0.16)%(d)   37.76%(c)

-----------------------------------------------------------------------------------
Global Balanced

---------------
 Year Ended December 31,
   2001...................      31,290       1.15%(p)         1.30%(12)   53.11%
   2000(q)................      28,527       0.98%(p)         2.32%      204.98%
   1999...................      31,577       1.00%(p)         2.73%      131.21%
   1998...................      30,416       1.10%(p)         3.20%      103.55%
   1997...................      25,420       1.10%(p)         3.18%       81.04%

-----------------------------------------------------------------------------------
Mid Cap Growth

--------------
 Year Ended December 31,
   2001...................     245,899       0.94%           (0.49)%     111.69%
   2000...................     393,988       0.85%           (0.43)%     140.94%
   1999...................     452,937       0.93%           (0.68)%     106.06%
   1998...................      94,085       1.10%(r)        (0.64)%     137.01%
   1997...................      40,235       1.10%(r)        (0.26)%     124.04%

-----------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each fund share of beneficial interest outstanding throughout the year end indicated:


                                         Income from Investment Operations

                                      ---------------------------------------  -------------------------
                                                    Net Realized

                           Net Assets     Net            and          Total    Distribution Distribution
                            Value at  Investment     Unrealized        From      From Net     From Net
                           Beginning    Income       Gain (Loss)    Investment  Investment    Gains on
                           of Period  Gain (Loss) on Investments(a) Operations    Income    Investments
                           ---------- ----------- ----------------- ---------- ------------ ------------
Large Cap Value

---------------
 Year Ended December 31,
   2001...................   $14.38     $ 0.22         $(0.05)        $ 0.17      $(0.22)      $(0.18)
   2000...................    13.49       0.27           1.45           1.72       (0.28)       (0.53)
   1999...................    14.02       0.27           0.18           0.45       (0.27)       (0.71)
   1998...................    13.57       0.28           0.96           1.24       (0.28)       (0.51)
   1997...................    11.09       0.29           2.84           3.13       (0.29)       (0.36)

---------------------------------------------------------------------------------------------------------
Large Cap Value CORE

--------------------
 Year Ended December 31,
   2001...................    10.42       0.09          (0.58)         (0.49)      (0.09)          --
   2000...................    10.16       0.15           0.36           0.51       (0.15)       (0.06)
 Period from August 31, to

  December 31, 1999(g)....    10.00       0.04           0.31           0.35       (0.03)       (0.14)

---------------------------------------------------------------------------------------------------------
Large/Mid Cap Value

-------------------
 Year Ended December 31,
   2001...................    11.57       0.10          (0.91)         (0.81)      (0.10)          --
   2000...................    10.42       0.09           1.30           1.39       (0.10)       (0.08)
 Period from August 31,
  to December 31, 1999(g).    10.00       0.03           0.45           0.48       (0.03)       (0.02)

---------------------------------------------------------------------------------------------------------
Money Market

------------
 Year Ended December 31,
   2001(10)...............     1.00       0.04             --           0.04       (0.04)          --
   2000(10)...............     1.00       0.06             --           0.06       (0.06)          --
   1999(10)...............     1.00       0.04             --           0.04       (0.04)          --
   1998(10)...............     1.00       0.05             --           0.05       (0.05)          --
   1997(10)...............     1.00       0.05             --           0.05       (0.05)          --

---------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth

--------------------
 Year Ended December 31,
   2001...................    13.70      (0.06)          0.45           0.39          --           --
   2000...................    14.03      (0.02)          1.27           1.25          --        (1.43)
   1999...................    15.94      (0.07)          0.74           0.67          --        (2.41)
   1998...................    15.39      (0.02)          0.88           0.86          --        (0.31)
   1997...................    16.52       0.01           0.56           0.57       (0.01)       (1.69)

---------------------------------------------------------------------------------------------------------

                           Distribution in Distribution                             Net Assets
                              Excess of        From                                  Value at    Total
                           Net Investment    Capital        Total        Capital       End     Investment
                            Income/Gains     Paid-in    Distributions Contributions of Period  Return(b)
                           --------------- ------------ ------------- ------------- ---------- ----------
Large Cap Value

---------------
 Year Ended December 31,
   2001...................     $   --         $   --       $(0.40)         $--        $14.15      1.25%
   2000...................      (0.01)         (0.01)       (0.83)          --         14.38     12.97%
   1999...................         --             --        (0.98)          --         13.49      3.28%
   1998...................         --             --        (0.79)          --         14.02      9.26%
   1997...................         --             --        (0.65)          --         13.57     28.56%

-----------------------------------------------------------------------------------------------------------
Large Cap Value CORE

--------------------
 Year Ended December 31,
   2001...................         --             --        (0.09)          --          9.83     (4.75)%
   2000...................      (0.03)         (0.01)       (0.25)          --         10.42      5.12%
 Period from August 31, to

  December 31, 1999(g)....      (0.01)         (0.01)       (0.19)          --         10.16      3.58%(c)

-----------------------------------------------------------------------------------------------------------
Large/Mid Cap Value

-------------------
 Year Ended December 31,
   2001...................         --             --        (0.10)          --         10.66     (6.99)%
   2000...................      (0.06)            --        (0.24)          --         11.57     13.41%
 Period from August 31,
  to December 31, 1999(g).      (0.01)            --        (0.06)          --         10.42      4.72%(c)

-----------------------------------------------------------------------------------------------------------
Money Market

------------
 Year Ended December 31,
   2001(10)...............         --             --        (0.04)          --          1.00      3.93%
   2000(10)...............         --             --        (0.06)          --          1.00      6.29%(u)
   1999(10)...............         --             --        (0.04)          --          1.00      5.05%
   1998(10)...............         --             --        (0.05)          --          1.00      5.40%
   1997(10)...............         --             --        (0.05)          --          1.00      5.38%

-----------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth

--------------------
 Year Ended December 31,
   2001...................         --             --           --           --         14.09      2.83%
   2000...................      (0.15)            --        (1.58)          --         13.70      9.25%
   1999...................         --          (0.17)       (2.58)          --         14.03      5.15%
   1998...................         --             --        (0.31)          --         15.94      5.61%
   1997...................         --             --        (1.70)          --         15.39      3.44%

-----------------------------------------------------------------------------------------------------------

                                          Ratios/Supplemental Data

                           ---------------------------------------------------
                                                                             Net

                                           Operating      Investment
                             Net Assets   Expenses to    Income (Loss) Portfolio
                           End of Period    Average       to Average   Turnover
                           (000s Omitted) Net Assets      Net Assets     Rate
                           -------------- -----------    ------------- ---------
Large Cap Value

---------------
 Year Ended December 31,
   2001...................    $260,646       0.82%            1.54%      18.19%
   2000...................     204,535       0.78%            2.04%      42.12%
   1999...................     155,849       0.85%            1.88%      32.62%
   1998...................     123,365       0.92%            2.08%      18.46%
   1997...................      73,269       1.00%(18)        2.42%      19.21%

----------------------------------------------------------------------------------
Large Cap Value CORE

--------------------
 Year Ended December 31,
   2001...................      60,832       0.85%(s)         0.98%      74.91%(5)
   2000...................      18,164       0.85%(s)         1.54%      59.15%
 Period from August 31, to

  December 31, 1999(g)....       6,371       0.85%(d)(s)      1.13%(d)   30.90%(c)

----------------------------------------------------------------------------------
Large/Mid Cap Value

-------------------
 Year Ended December 31,
   2001...................     161,710       0.99%(t)         0.91%      85.20%(5)
   2000...................      15,728       1.05%(t)         0.97%      86.97%
 Period from August 31,
  to December 31, 1999(g).       6,101       1.05%(d)(t)      0.94%(d)   23.03%(c)

----------------------------------------------------------------------------------
Money Market

------------
 Year Ended December 31,
   2001(10)...............     745,516       0.32%            3.72%        n/a
   2000(10)...............     496,853       0.29%            6.05%        n/a
   1999(10)...............     451,235       0.31%            4.95%        n/a
   1998(10)...............     395,195       0.31%            5.29%        n/a
   1997(10)...............     229,443       0.33%            5.32%        n/a

----------------------------------------------------------------------------------
Small/Mid Cap Growth

--------------------
 Year Ended December 31,
   2001...................     185,232       0.91%(1)        (0.40)%    113.73%
   2000...................     190,010       0.85%           (0.20)%    103.19%
   1999...................     181,931       0.85%           (0.27)%    172.58%
   1998...................     193,332       0.89%           (0.11)%    162.21%
   1997...................     213,612       0.85%            0.09%     331.19%

----------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each fund share of beneficial interest outstanding throughout the year end indicated:


                                          Income from Investment Operations

                                       ---------------------------------------  -------------------------
                                                     Net Realized

                            Net Assets     Net            and          Total    Distribution Distribution
                             Value at  Investment     Unrealized        From      From Net     From Net
                            Beginning    Income       Gain (Loss)    Investment  Investment    Gains on
                            of Period  Gain (Loss) on Investments(a) Operations    Income    Investments
                            ---------- ----------- ----------------- ---------- ------------ ------------
Bond Index

----------
 Year Ended December 31,
   2001....................   $ 9.74     $ 0.57         $ 0.17         $ 0.74      $(0.58)      $(0.01)
   2000....................     9.32       0.62           0.43           1.05       (0.63)
   1999....................    10.19       0.63          (0.89)         (0.26)      (0.61)          --
 Period from May 1, to

  December 31, 1998 (g)....    10.00       0.42           0.29           0.71       (0.42)       (0.10)

----------------------------------------------------------------------------------------------------------
Large Cap Aggressive Growth

---------------------------
 Year Ended December 31,
   2001....................     9.52       0.01          (1.41)         (1.40)         --           --
   2000....................    11.94      (0.03)         (2.21)         (2.24)         --        (0.01)
 Period from August 31, to

  December 31, 1999 (g)....    10.00      (0.01)          2.03           2.02          --        (0.08)

----------------------------------------------------------------------------------------------------------
Small/Mid Cap CORE

------------------
 Year Ended December 31,
   2001....................     9.82       0.05             --           0.05       (0.05)          --
   2000....................     9.82       0.05           0.39           0.44       (0.05)       (0.32)
   1999....................     9.02       0.02           1.77           1.79       (0.03)       (0.96)
 Period from May 1, to

  December 31, 1998 (g)....    10.00         --          (0.98)         (0.98)         --           --

----------------------------------------------------------------------------------------------------------
Small Cap Value

---------------
 Year Ended December 31,
   2001....................    11.70       0.09           2.14           2.23       (0.09)       (0.08)
   2000....................    10.13       0.01           3.37           3.38       (0.01)       (1.80)
 Period from August 31, to

  December 31, 1999 (g)....    10.00         --           0.49           0.49          --        (0.36)

----------------------------------------------------------------------------------------------------------
Real Estate Equity

------------------
 Year Ended December 31,
   2001....................    13.67       0.67           0.21           0.88       (0.58)       (0.42)
   2000 (k)................    11.47       0.76           2.73           3.49       (0.76)       (0.06)
   1999....................    12.46       0.78          (0.99)         (0.21)      (0.78)          --
   1998....................    15.91       0.77          (3.38)         (2.61)      (0.70)       (0.14)
   1997....................    14.64       0.77           1.68           2.45       (0.71)       (0.41)

----------------------------------------------------------------------------------------------------------

                            Distribution in Distribution                             Net Assets
                               Excess of        From                                  Value at    Total
                            Net Investment    Capital        Total        Capital       End     Investment
                             Income/Gains     Paid-in    Distributions Contributions of Period  Return(b)
                            --------------- ------------ ------------- ------------- ---------- ----------
Bond Index

----------
 Year Ended December 31,
   2001....................                        --       $(0.59)         --         $ 9.89       7.76%
   2000....................         --             --        (0.63)         --           9.74      11.81%
   1999....................         --             --        (0.61)         --           9.32      (2.57)%
 Period from May 1, to

  December 31, 1998 (g)....         --             --        (0.52)         --          10.19       7.20%(c)

--------------------------------------------------------------------------------------------------------------
Large Cap Aggressive Growth

---------------------------
 Year Ended December 31,
   2001....................         --             --           --          --           8.12     (14.69)%
   2000....................     $(0.06)        $(0.11)       (0.18)         --           9.52     (18.77)%
 Period from August 31, to

  December 31, 1999 (g)....         --             --        (0.08)         --          11.94      20.18%(c)

--------------------------------------------------------------------------------------------------------------
Small/Mid Cap CORE

------------------
 Year Ended December 31,
   2001....................         --             --        (0.05)         --           9.82       0.53%
   2000....................      (0.05)         (0.02)       (0.44)         --           9.82       4.63%
   1999....................         --             --        (0.99)         --           9.82      20.54%
 Period from May 1, to

  December 31, 1998 (g)....         --             --           --          --           9.02      (9.81)%(c)

--------------------------------------------------------------------------------------------------------------
Small Cap Value

---------------
 Year Ended December 31,
   2001....................         --             --        (0.17)         --          13.76      19.10%
   2000....................         --             --        (1.81)         --          11.70      34.19%
 Period from August 31, to

  December 31, 1999 (g)....         --             --        (0.36)         --          10.13       5.08%(c)

--------------------------------------------------------------------------------------------------------------
Real Estate Equity

------------------
 Year Ended December 31,
   2001....................         --             --        (1.00)         --          13.55      (6.61)%
   2000 (k)................      (0.17)         (0.30)       (1.29)         --          13.67      31.29%
   1999....................         --             --        (0.78)         --          11.47      (1.69)%
   1998....................         --             --        (0.84)         --          12.46     (16.71)%
   1997....................         --          (0.06)       (1.18)         --          15.91      17.22%

--------------------------------------------------------------------------------------------------------------

                                            Ratios/Supplemental Data

                            ----------------------------------------------------
                                                                             Net

                                            Operating      Investment
                              Net Assets   Expenses to    Income (Loss)  Portfolio
                            End of Period    Average       to Average    Turnover
                            (000s Omitted) Net Assets      Net Assets      Rate
                            -------------- -----------    -------------  ---------
Bond Index

----------
 Year Ended December 31,
   2001....................    $129,358       0.24%            5.77%(13)   68.70%
   2000....................      64,768       0.25%(v)         6.80%       40.46%
   1999....................      38,436       0.29%(v)         6.56%       17.06%
 Period from May 1, to

  December 31, 1998 (g)....      28,001       0.40%(d)(v)      6.17%(d)    21.09%(c)

------------------------------------------------------------------------------------
Large Cap Aggressive Growth

---------------------------
 Year Ended December 31,
   2001....................      39,738       0.97%(w)        (0.06)%      87.90%
   2000....................      26,244       1.00%(w)        (0.37)%      75.97%
 Period from August 31, to

  December 31, 1999 (g)....      15,074       1.08%(d)(w)     (0.39)%(d)   18.97%(c)

------------------------------------------------------------------------------------
Small/Mid Cap CORE

------------------
 Year Ended December 31,
   2001....................      46,446       0.90%(x)         0.52%       96.88%
   2000....................      21,636       0.90%(x)         0.56%       94.78%
   1999....................       8,248       0.94%(x)         0.30%      109.12%
 Period from May 1, to

  December 31, 1998 (g)....       5,015       1.05%(d)(x)     (0.01)%(d)   60.51%(c)

------------------------------------------------------------------------------------
Small Cap Value

---------------
 Year Ended December 31,
   2001....................     103,224       1.05%(z)         0.87%       60.36%
   2000....................      29,436       1.05%(z)         0.13%      220.80%
 Period from August 31, to

  December 31, 1999 (g)....       5,570       1.05%(d)(z)     (0.12)%(d)   51.97%(c)

------------------------------------------------------------------------------------
Real Estate Equity

------------------
 Year Ended December 31,
   2001....................     163,653       1.07%            4.97%       29.07%
   2000 (k)................     158,811       0.76%            5.99%       58.81%
   1999....................     126,214       0.70%            6.38%       12.95%
   1998....................     152,789       0.69%            5.48%       22.69%
   1997....................     204,131       0.69%            5.12%       20.04%

------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each fund share of beneficial interest outstanding throughout the year end indicated:


                                          Income from Investment Operations

                                       ---------------------------------------  -------------------------
                                                     Net Realized

                            Net Assets     Net            and          Total    Distribution Distribution
                             Value at  Investment     Unrealized        From      From Net     From Net
                            Beginning    Income       Gain (Loss)    Investment  Investment    Gains on
                            of Period  Gain (Loss) on Investments(a) Operations    Income    Investments
                            ---------- ----------- ----------------- ---------- ------------ ------------
Growth & Income

---------------
 Year Ended December 31,
   2001....................   $14.18      $0.06         $(2.25)        $(2.19)     $(0.06)         --
   2000 (e)................    20.01       0.17          (2.77)         (2.60)      (0.17)      (2.69)
   1999....................    19.49       0.20           2.88           3.08       (0.20)      (2.36)
   1998....................    16.61       0.23           4.75           4.98       (0.23)      (1.87)
   1997....................    14.65       0.27           4.07           4.34       (0.27)      (2.11)

----------------------------------------------------------------------------------------------------------
Managed

-------
 Year Ended December 31,
   2001....................    13.82       0.28          (0.67)         (0.39)      (0.28)      (0.07)
   2000 (q)................    15.45       0.44          (0.45)         (0.01)      (0.44)      (1.18)
   1999....................    15.64       0.44           0.94           1.38       (0.43)      (1.14)
   1998....................    14.35       0.46           2.43           2.89       (0.46)      (1.09)
   1997....................    13.35       0.59           1.86           2.45       (0.59)      (0.78)

----------------------------------------------------------------------------------------------------------
Short-Term Bond

---------------
 Year Ended December 31,
   2001....................     9.86       0.52           0.26           0.78       (0.53)         --
   2000....................     9.72       0.61           0.14           0.75       (0.61)         --
   1999....................    10.05       0.61          (0.33)          0.28       (0.61)         --
   1998....................    10.08       0.61          (0.03)          0.58       (0.61)         --
   1997....................    10.05       0.59           0.03           0.62       (0.59)         --

----------------------------------------------------------------------------------------------------------
Small Cap Equity

----------------
 Year Ended December 31,
   2001....................     9.14       0.01          (0.35)         (0.34)      (0.01)         --
   2000 (q)................    10.92       0.14          (1.13)         (0.99)      (0.15)      (0.14)
   1999....................    11.59       0.09          (0.50)         (0.41)      (0.07)      (0.01)
   1998....................    12.40       0.07          (0.81)         (0.74)      (0.07)         --
   1997....................    10.73       0.08           2.66           2.74       (0.08)      (0.99)

----------------------------------------------------------------------------------------------------------
International Opportunities

---------------------------
 Year Ended December 31,
   2001....................    11.85       0.06          (2.53)         (2.47)      (0.05)         --
   2000 (4)................    15.17       0.07          (2.57)         (2.50)      (0.06)      (0.62)
   1999....................    12.21       0.10           3.95           4.05       (0.11)      (0.94)
   1998....................    10.63       0.11           1.57           1.68       (0.10)         --
   1997....................    10.60       0.10           0.11           0.21       (0.10)      (0.08)

----------------------------------------------------------------------------------------------------------

                            Distribution in Distribution                             Net Assets
                               Excess of        From                                  Value at    Total
                            Net Investment    Capital        Total        Capital       End     Investment
                             Income/Gains     Paid-in    Distributions Contributions of Period  Return(b)
                            --------------- ------------ ------------- ------------- ---------- ----------
Growth & Income

---------------
 Year Ended December 31,
   2001....................         --            --        $(0.06)         --         $11.93     (15.44)%
   2000 (e)................      (0.14)        (0.23)        (3.23)         --          14.18     (13.10)%
   1999....................         --            --         (2.56)         --          20.01      16.23%
   1998....................         --            --         (2.10)         --          19.49      30.25%
   1997....................         --            --         (2.38)         --          16.61      29.79%

--------------------------------------------------------------------------------------------------------------
Managed

-------
 Year Ended December 31,
   2001....................         --            --         (0.35)         --          13.08      (2.84)%
   2000 (q)................         --            --         (1.62)         --          13.82       0.03%
   1999....................         --            --         (1.57)         --          15.45       9.10%
   1998....................         --         (0.05)        (1.60)         --          15.64      20.42%
   1997....................         --         (0.08)        (1.45)         --          14.35      18.72%

--------------------------------------------------------------------------------------------------------------
Short-Term Bond

---------------
 Year Ended December 31,
   2001....................         --            --         (0.53)         --          10.11       8.09%
   2000....................         --            --         (0.61)         --           9.86       7.98%
   1999....................         --            --         (0.61)         --           9.72       2.96%
   1998....................         --            --         (0.61)         --          10.05       5.82%
   1997....................         --            --         (0.59)         --          10.08       6.41%

--------------------------------------------------------------------------------------------------------------
Small Cap Equity

----------------
 Year Ended December 31,
   2001....................         --            --         (0.01)         --           8.79      (3.78)%
   2000 (q)................      (0.20)        (0.30)        (0.79)         --           9.14      (8.89)%
   1999....................      (0.18)           --         (0.26)         --          10.92      (3.43)%
   1998....................         --            --         (0.07)         --          11.59       5.96%
   1997....................         --            --         (1.07)         --          12.40      25.57%

--------------------------------------------------------------------------------------------------------------
International Opportunities

---------------------------
 Year Ended December 31,
   2001....................         --         (0.03)        (0.08)         --           9.30     (20.93)%
   2000 (4)................      (0.05)        (0.09)        (0.82)         --          11.85     (16.36)%(5)
   1999....................      (0.04)           --         (1.09)         --          15.17      34.01%
   1998....................         --            --         (0.10)         --          12.21      15.92%
   1997....................         --            --         (0.18)         --          10.63       1.95%

--------------------------------------------------------------------------------------------------------------

                                          Ratios/Supplemental Data

                            ------------------------------------------------
                                                                             Net

                                            Operating   Investment
                              Net Assets   Expenses to Income (Loss) Portfolio
                            End of Period    Average    to Average   Turnover
                            (000s Omitted) Net Assets   Net Assets     Rate

                            -------------- ----------- ------------- ---------
Growth & Income

---------------
 Year Ended December 31,
   2001....................   $2,476,319      0.72%        0.49%      104.47%(5)
   2000 (e)................    3,324,988      0.40%        0.84%      112.94%
   1999....................    4,218,841      0.28%        0.98%       70.16%
   1998....................    3,670,785      0.27%        1.24%       48.45%
   1997....................    2,785,964      0.28%        1.61%       74.56%

--------------------------------------------------------------------------------
Managed

-------
 Year Ended December 31,
   2001....................    2,526,703      0.73%        2.10%(14)  190.73%(5)
   2000 (q)................    2,995,794      0.46%        2.86%      210.35%
   1999....................    3,430,919      0.36%        2.75%      203.86%
   1998....................    3,301,910      0.36%        2.99%      160.57%
   1997....................    2,800,127      0.37%        4.18%      200.41%

--------------------------------------------------------------------------------
Short-Term Bond

---------------
 Year Ended December 31,
   2001....................      149,450      0.48%        5.20%(15)   86.39%
   2000....................       80,109      0.36%        6.27%       52.68%
   1999....................       68,844      0.43%        6.25%      100.04%
   1998....................       77,194      0.53%        6.17%      184.50%
   1997....................       51,120      0.57%        5.67%      108.29%

--------------------------------------------------------------------------------
Small Cap Equity

----------------
 Year Ended December 31,
   2001....................       71,193      1.00%(2)     0.06%       60.73%
   2000 (q)................       70,031      0.92%(2)     1.25%      189.57%
   1999....................       68,900      0.95%(2)     0.78%      117.33%
   1998....................       64,095      1.05%(2)     0.63%      100.83%
   1997....................       43,261      1.05%(2)     0.68%      126.10%

--------------------------------------------------------------------------------
International Opportunities

---------------------------
 Year Ended December 31,
   2001....................       83,591      1.00%(3)     0.64%       33.31%
   2000 (4)................      120,034      0.93%(3)     0.47%       37.92%(5)
   1999....................       79,794      1.02%(3)     0.77%       34.02%
   1998....................       64,250      1.16%(3)     0.89%       18.67%
   1997....................       30,631      1.22%(3)     0.65%       21.09%

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each fund share of beneficial interest outstanding throughout the year end indicated:


                                       Income from Investment Operations

                                    ---------------------------------------  -------------------------
                                                  Net Realized

                         Net Assets     Net            and          Total    Distribution Distribution
                          Value at  Investment     Unrealized        From      From Net     From Net
                         Beginning    Income       Gain (Loss)    Investment  Investment    Gains on
                         of Period  Gain (Loss) on Investments(a) Operations    Income    Investments
                         ---------- ----------- ----------------- ---------- ------------ ------------
Equity Index

------------
 Year Ended December 31,
   2001.................   $17.64      $0.19         $(2.30)        $(2.11)     $(0.19)      $(0.49)
   2000.................    20.46       0.22          (2.09)         (1.87)      (0.22)       (0.72)
   1999.................    17.70       0.27           3.41           3.68       (0.26)       (0.66)
   1998.................    14.21       0.25           3.76           4.01       (0.24)       (0.28)
   1997.................    11.10       0.24           3.41           3.65       (0.24)       (0.25)

-------------------------------------------------------------------------------------------------------
High Yield Bond

---------------
 Year Ended December 31,
   2001.................     7.33       0.73          (0.55)          0.18       (0.68)          --
   2000.................     8.99       0.73          (1.65)         (0.92)      (0.74)          --
   1999.................     9.23       0.72          (0.26)          0.46       (0.70)          --
 Period from May 1, to

  December 31, 1998 (g).    10.00       0.46          (0.76)         (0.30)      (0.46)       (0.01)

-------------------------------------------------------------------------------------------------------
Global Bond

-----------
 Year Ended December 31,
   2001.................    10.34       0.38          (0.53)         (0.15)      (0.45)          --
   2000 (q).............     9.82       0.48           0.67           1.15       (0.63)          --
   1999.................    10.60       0.48          (0.70)         (0.22)      (0.56)          --
   1998.................    10.24       0.54           0.38           0.92       (0.29)       (0.09)
   1997.................    10.16       0.59           0.30           0.89       (0.61)       (0.15)

                         Distribution in Distribution                             Net Assets
                            Excess of        From                                  Value at    Total
                         Net Investment    Capital        Total        Capital       End     Investment
                          Income/Gains     Paid-in    Distributions Contributions of Period  Return(b)
                         --------------- ------------ ------------- ------------- ---------- ----------
Equity Index

------------
 Year Ended December 31,
   2001.................       --           $   --       $(0.68)         --         $14.85     (11.98)%
   2000.................       --            (0.01)       (0.95)         --          17.64      (9.15)%
   1999.................       --               --        (0.92)         --          20.46      21.08%
   1998.................       --               --        (0.52)         --          17.70      28.45%
   1997.................       --            (0.05)       (0.54)         --          14.21      32.79%(7)

-----------------------------------------------------------------------------------------------------------
High Yield Bond

---------------
 Year Ended December 31,
   2001.................       --               --        (0.68)         --           6.83       2.13%
   2000.................       --               --        (0.74)         --           7.33     (10.81)%
   1999.................       --               --        (0.70)         --           8.99       5.13%
 Period from May 1, to

  December 31, 1998 (g).       --               --        (0.47)         --           9.23      (2.98)%(c)

-----------------------------------------------------------------------------------------------------------
Global Bond

-----------
 Year Ended December 31,
   2001.................       --               --        (0.45)         --           9.74      (1.45)%
   2000 (q).............       --               --        (0.63)         --          10.34      12.00%
   1999.................       --               --        (0.56)         --           9.82      (2.16)%
   1998.................       --            (0.18)       (0.56)         --          10.60       9.15%
   1997.................       --            (0.05)       (0.81)         --          10.24       9.05%

                                         Ratios/Supplemental Data

                         ----------------------------------------------------
                                                                             Net

                                         Operating      Investment
                           Net Assets   Expenses to    Income (Loss)  Portfolio
                         End of Period    Average       to Average    Turnover
                         (000s Omitted) Net Assets      Net Assets      Rate
                         -------------- -----------    -------------  ---------
Equity Index

------------
 Year Ended December 31,
   2001.................    $538,791       0.20%            1.20%       17.61%(5)
   2000.................     525,659       0.19%            1.12%       34.11%
   1999.................     451,296       0.00%(6)         1.42%       55.24%
   1998.................     232,578       0.00%(6)         1.59%       43.31%
   1997.................     101,390       0.00%(6)         1.97%       64.56%

---------------------------------------------------------------------------------
High Yield Bond

---------------
 Year Ended December 31,
   2001.................      51,274       0.80%(8)        10.39%(16)   32.50%
   2000.................      25,978       0.75%(8)         8.88%       21.94%
   1999.................      19,921       0.80%(8)         7.94%       38.62%
 Period from May 1, to

  December 31, 1998 (g).      14,789       0.90%(d)(8)      7.43%(d)    17.67%(c)

---------------------------------------------------------------------------------
Global Bond

-----------
 Year Ended December 31,
   2001.................      47,646       0.95%(9)         3.73%(17)   41.75%
   2000 (q).............      68,473       0.81%(9)         4.71%      259.60%
   1999.................      70,991       0.83%(9)         4.70%      332.06%
   1998.................      66,791       0.95%(9)         5.27%      186.70%
   1997.................      28,647       1.00%(9)         5.80%       69.38%

(a) The amount shown at this caption for each fund share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the fund shares in relation to the fluctuating market values of the portfolio.

(b) The performance of the Funds shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c) Not annualized.
(d) Annualized.
(e) The Fund entered into a new sub-advisory agreement with Putnam Investment Management, Inc. during the period shown.
(f) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.19%, 1.00%, and 1.09% for the years ended December 31, 2001, 2000, and 1999, respectively.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------


(g) Commencement of investment operations.
(h) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .44% for the year ended December 31, 2000.

(i) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.19% for the year ended December 31, 2001.

(j) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 4.02%, 2.49%, 3.44%, and 3.69% for the years ended December 31, 2001, 2000, 1999, and 1998, respectively.

(k) The Fund entered into a new sub-advisory agreement with Morgan Stanley Investment Management, Inc. during the period shown.
(l) The total investment return includes the effect of the capital contribution of $.32 per share. The total investment return without the capital contribution would have been 79.02%.

(m) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .40%, .37%, .38%, and .63% for the years ended December 31, 2001, 2000, 1999, and 1998, respectively.

(n) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.27%, 1.76%, and 1.71% for the years ended December 31, 2001, 2000, and 1999, respectively.

(o) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .94%, 1.05%, and 1.12%, for the years ended December 31, 2001, 1998, and 1997, respectively.

(p) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.36%, 1.27%, 1.31%, 1.82%, and 1.56% for the years ended December 31, 2001, 2000, 1999, 1998, and 1997, respectively.

(q) The Fund entered into a new sub-advisory agreement with Capital Guardian Trust Company during the period shown.

(r) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.13%, and 1.42%, for the years ended December 31, 1998, and 1997, respectively.

(s) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .88%, 1.09%, and 1.17%, for the years ended December 31, 2001, 2000 and 1999, respectively.

(t) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.20%, 1.36%, and 1.42%, for the years ended December 31, 2001, 2000, and 1999, respectively.

(u) The total investment return includes the effect of the capital contribution of $0.01 per share. The total investment return without the capital contribution would have been 6.18%.

(v) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .27%, .35%, and .71%, for the years ended December 31, 2000, 1999, and 1998, respectively.

(w) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.06%, 1.05%, and 1.17%, for the years ended December 31, 2001, 2000, and 1999, respectively.

(x) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.15%, 1.23%, 2.24%, and 4.55%, for the years ended December 31, 2001, 2000, 1999, and 1998, respectively.

(y) The Fund entered into a new sub-advisory agreement with T. Rowe Price Associates, Inc. during the period shown.
(z) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.08%, 1.29%, and 1.61%, for the years ended December 31, 2001, 2000 and 1999, respectively.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------


(1) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .91% for the year ended December 31, 2001.

(2) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.02%, .95%, .96%, 1.08%, and 1.30%, for the years ended December 31, 2001, 2000, 1999, 1998, and 1997 respectively.

(3) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.16%, 1.09%, 1.15%, 1.46%, and 1.57%, for the years ended December 31, 2001, 2000, 1999, 1998, and 1997, respectively.

(4) The Fund entered into a new sub-advisory agreement with T. Rowe Price International, Inc. during the period shown.
(5)  Excludes merger activity.
(6) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .22%, .34%, .and 65%,, for the years ended December 31, 1999, 1998, and 1997, respectively.

(7) The total investment return includes the effect of the capital contribution of $.04 per share. The total investment return without the capital contribution would have been 32.47%.

(8) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .90%, .87%, 1.04%, and 2.03%, for the years ended December 31, 2001, 2000, 1999, and 1998, respectively.

(9) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .95%, .91%, .84%, 1.02%, and 1.32%, for the years ended December 31, 2001, 2000, 1999, 1998, and 1997, respectively.

(10) Per share amounts have been restated to reflect a 10-for-1 stock split effective May 1, 2001.

(11) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 6.28% for the year ended December 31, 2001.

(12) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 1.38% for the year ended December 31, 2001.

(13) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 6.37% for the year ended December 31, 2001.

(14) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 2.29% for the year ended December 31, 2001.

(15) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 5.32% for the year ended December 31, 2001.

(16) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 9.35% for the year ended December 31, 2001.

(17) Had the Fund not amortized premiums on debt securities, the annual ratio of net investment income to average net assets would have been 3.96% for the year ended December 31, 2001.

(18) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.06% for the year ended December 31, 1997.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                                                          Market
     Name of Issuer                                          Shares       Value
                                                                         (000's)

COMMON STOCK

Aerospace & Defense - 0.5%
   Boeing Co. ..........................................      96,800     $ 3,754

Chemical - 0.5%
   Praxair, Inc. .......................................      65,000       3,591

Commercial Services - 1.2%
   Convergys Corp. .....................................      60,000       2,250
   Omnicom Group, Inc. .................................      78,100       6,978
                                                                        --------
                                                                           9,228

Computer Equipment - 9.1%
   Dell Computer Corp. .................................     563,600      15,319
   CDW Computer Centers, Inc. ..........................      85,100       4,571
   Intel Corp. .........................................   1,169,800      36,790
   International Business Machines Corp. ...............     113,100      13,680
                                                                        --------
                                                                          70,360

Computer Software & Services - 12.5%
   Cadence Design Systems, Inc. * ......................     221,800       4,862
   Electronic Data Systems Corp. .......................      83,000       5,690
   First Data Corp. ....................................     186,900      14,662
   Fiserv, Inc. ........................................      42,700       1,807
   Intuit, Inc. * ......................................     153,000       6,545
   Microsoft Corp. .....................................     632,100      41,877
   Network Assoc., Inc. ................................     175,100       4,526
   Oracle Corp. * ......................................     605,700       8,365
   Peoplesoft, Inc. ....................................     207,700       8,349
                                                                        --------
                                                                          96,683

Consumer Miscellaneous - 0.9%
   Black & Decker Corp. ................................     181,400       6,844

Cosmetic & Personal Care - 0.6%
   Gillette Co. ........................................     129,000       4,309

Diversified Operations - 8.0%
   Danaher Corp. .......................................      98,200       5,923
   General Electric Co. ................................   1,253,800      50,252
   Tyco International, Ltd. ............................      90,000       5,301
                                                                        --------
                                                                          61,476

Electric Power - 0.2%
   UtiliCorp United, Inc. ..............................      57,800       1,455

Electronic Products & Services - 7.4%
   Analog Devices, Inc. * ..............................      81,700       3,627
   Applied Materials, Inc. * ...........................     146,000       5,854
   Applied Micro Circuits Corp. ........................     130,000       1,472
   Cisco Systems, Inc. * ...............................   1,269,600      22,992
   KLA-Tencor Corp. * ..................................      25,300       1,254
   Linear Technology Corp. .............................     101,100       3,947
   Maxim Integrated Products, Inc. * ...................      51,300       2,694
   Novellus Systems, Inc. * ............................      36,600       1,444
   Tech Data Corp. .....................................      52,500       2,272
   Texas Instruments, Inc. .............................     249,600       6,989
   Xilinx, Inc. * ......................................     110,500       4,315
                                                                         -------
                                                                          56,860

Energy - Alternative Source - 0.3%
   El Paso Corp. .......................................      47,500       2,119

Financial Services - 2.0%
   Citigroup, Inc. .....................................     150,000       7,572
   Concord EFS, Inc. ...................................     127,500       4,180
   Hartford Financial Services Group, Inc. .............      62,700       3,939
                                                                        --------
                                                                          15,691

Food, Beverage & Tobacco - 2.3%
   Archer Daniels Midland Co. ..........................     180,810       2,595
   PepsiCo, Inc. .......................................      70,000       3,408
   Philip Morris Cos., Inc. ............................     265,700      12,182
                                                                        --------
                                                                          18,185

Health Care Products - 22.4%
   Abbott Laboratories .................................     200,000      11,150
   Allergan, Inc. ......................................     155,400      11,663
   American Home Products Corp. ........................     400,100      24,550
   Aviron ..............................................      60,000       2,984
   Baxter International, Inc. ..........................     110,000       5,899
   Bristol-Myers Squibb Co. ............................      36,500       1,862
   Johnson & Johnson ...................................     317,300      18,752
   King Pharmaceuticals, Inc. ..........................     181,200       7,634
   Laboratory Corporation of America
     Holdings ..........................................      70,700       5,716
   Merck & Co., Inc. ...................................     114,900       6,756
   Pfizer, Inc. ........................................   1,200,000      47,820
   Pharmacia Corp. .....................................     302,800      12,914
   Schering-Plough Corp. ...............................     212,200       7,599
   Trigon Healthcare, Inc. .............................      71,400       4,959
   UnitedHealth Group, Inc. ............................      31,900       2,258
                                                                        --------
                                                                         172,516

Health Care Services - 3.3%
   First Health Group Corp. ............................     156,900       3,882
   Health Management Assoc., Inc. - Cl. A ..............     110,900       2,040
   Lincare Holdings, Inc. ..............................     273,400       7,833
   Tenet Healthcare Corp. ..............................     132,900       7,804
   Universal Health Services, Inc. - Cl. B * ...........      93,500       4,000
                                                                        --------
                                                                          25,559

Insurance - 4.2%
   American International Group, Inc. ..................     252,600      20,056
   Everest Re Group, Ltd. ..............................      25,000       1,768
   Lincoln National Corp. ..............................      88,500       4,298
   PartnerRe, Ltd. .....................................      84,500       4,563
   Radian Group, Inc. ..................................      48,000       2,062
                                                                        --------
                                                                          32,747

Leisure & Recreation - 0.4%
   Sabre Group Holdings, Inc. ..........................      66,900       2,833

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                                                          Market
          Name of Issuer                                   Shares         Value
                                                                         (000's)

COMMON STOCK - Continued

Media - TV / Radio - 4.3%
   AOL Time Warner, Inc. * ............................   510,900      $  16,400
   Arbitron, Inc. .....................................    88,700          3,029
   Liberty Media Corp. - Ser. A .......................   216,500          3,031
   Viacom, Inc. - Cl. B * .............................   159,400          7,038
   Westwood One, Inc. .................................   121,900          3,663
                                                                       ---------
                                                                          33,161

Oil - 0.7%
   Baker Hughes, Inc. .................................   145,800          5,317

Oil & Natural Gas Exploration & Production - 0.3%
   Noble Drilling Corp. * .............................    80,000          2,723

Personal & Commercial Lending - 1.1%
   MBNA Corp. .........................................   246,300          8,670

Retail - Department Stores - 11.0%
   Bed Bath & Beyond, Inc. ............................   249,900          8,472
   Family Dollar Stores, Inc. .........................   160,100          4,800
   Home Depot, Inc. ...................................   388,800         19,833
   Kohl's Corp. .......................................   165,900         11,686
   Lowe's Cos., Inc. ..................................   365,000         16,940
   Target Corp. .......................................    99,000          4,064
   TJX Cos., Inc. .....................................    77,100          3,073
   Wal-Mart Stores, Inc. ..............................   272,500         15,682
                                                                       ---------
                                                                          84,550

Telecommunication Equipment - 1.8%
   Nokia Oyj - ADR ....................................    99,800          2,448
   Qualcomm, Inc. .....................................   224,200         11,322
                                                                       ---------
                                                                          13,770

Telecommunication Services - 2.8%
   AT&T Wireless Group ................................   292,600          4,205
   Motorola, Inc. .....................................   221,700          3,330
   Nextel Communications, Inc. - Cl. A ................   311,100          3,409
   Sprint PCS .........................................   360,700          8,805
   Verizon Communications .............................    32,300          1,533
                                                                       ---------
                                                                          21,282

U.S. Government Agencies - 1.2%
   Federal National Mortgage Assoc. ...................   117,400          9,332
                                                                       ---------
                                    TOTAL COMMON STOCK-     99.0%        763,016

                                                            Par
                                                           Value
                                                          (000's)
SHORT-TERM INVESTMENTS - 1.2%

   Investment in joint trading account
     (Note B)
     2.055% due 01/02/02 ..............................  $  9,186          9,186
                                                         --------      ---------
                                     TOTAL INVESTMENTS-    100.2%        772,202
                   Cash and Receivables, less payables-    (0.2)%        (1,287)
                                                         --------      ---------
                                            NET ASSETS-    100.0%      $ 770,915
                                                         ========      =========

ADR-American Depository Receipt.
* Non-income producing security.
 See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
FUNDAMENTAL GROWTH FUND

                                                                        Market
     Name of Issuer                                            Shares    Value
                                                                        (000's)

COMMON STOCK

Aerospace & Defense - 0.5%
   Northrop Grumman Corp. ..................................    1,900   $   192

Auto & Truck Parts - 1.0%
   Lear Corp. ..............................................   10,200       389

Bank - 3.2%
   Charter One Financial, Inc. .............................    5,745       156
   M & T Bank Corp. ........................................    4,250       310
   North Fork Bancorporation, Inc. .........................    5,100       163
   Zions Bancorp ...........................................   11,200       589
                                                                        -------
                                                                          1,218

Brokerage & Investment Management - 0.5%
   Legg Mason, Inc. ........................................    3,536       177

Business Services - 0.5%
   The Dun & Bradstreet Corp. * ............................    4,300       171

Commercial Sevices - 7.8%
   Celestica, Inc. .........................................    7,334       296
   Convergys Corp. * .......................................   27,400     1,027
   Ecolab, Inc. ............................................    6,400       258
   Interpublic Group Cos., Inc. ............................   24,700       730
   Lamar Advertising Co. ...................................   15,050       637
                                                                        -------
                                                                          2,948

Computer Equipment - 2.8%
   Brocade Communications Systems, Inc. * ..................    7,300       242
   McData Corp. ............................................    7,900       193
   Veritas Software Corp. ..................................   13,900       623
                                                                        -------
                                                                          1,058

Computer Software & Services - 11.0%
   Adobe Systems, Inc. .....................................   17,000       528
   Affiliated Computer Services, Inc. - Cl. A ..............    3,640       386
   DST Systems, Inc. .......................................    4,900       244
   Extreme Networks, Inc. ..................................   16,900       218
   Fiserv, Inc. ............................................    5,075       215
   Internet Security System, Inc. ..........................    7,300       234
   Juniper Networks, Inc. ..................................    4,900        93
   NetIQ Corp. .............................................    9,100       321
   Peregrine Systems, Inc. .................................   46,800       694
   Retek, Inc. .............................................    6,200       185
   Siebel Systems, Inc. ....................................    3,000        84
   SunGard Data Systems, Inc. ..............................   14,900       431
   VeriSign, Inc. ..........................................   13,900       529
                                                                        -------
                                                                          4,162

Computers - 1.0%
   CDW Computer Centers, Inc. ..............................    6,900       371

Cosmetic & Personal Care - 1.3%
   Estee Lauder Co., Inc. - Cl. A ..........................   15,400       494

Electrical Equipment - 0.8%
   Micrel, Inc. ............................................   11,750       308

Electronic Products & Services - 15.2%
   Applera Corporation - Applied Biosystems
     Group .................................................   10,652       418
   Atmel Corp. * ...........................................    1,400        10
   Cytyc Corp. .............................................   15,100       394
   Emulex Corp. * ..........................................   12,400       490
   Integrated Device Technology, Inc. ......................   11,000       293
   Jabil Circuit, Inc. .....................................   12,100       275
   KLA-Tencor Corp. * ......................................    5,350       265
   Lam Research Corp. ......................................    7,800       181
   Linear Technology Corp. .................................    6,700       262
   LSI Logic Corp. .........................................   19,500       308
   Novellus Systems, Inc. ..................................    8,800       347
   PerkinElmer, Inc. .......................................   28,700     1,005
   QLogic Corp. * ..........................................   11,800       525
   Semtech Corp. ...........................................    5,950       212
   Symbol Technologies, Inc. ...............................   10,500       167
   Waters Corp. * ..........................................   15,323       594
                                                                        -------
                                                                          5,746

Financial Services - 2.4%
   AmeriCredit Corp. .......................................   16,200       511
   Metris Cos., Inc. .......................................   15,400       396
                                                                        -------
                                                                            907

Food, Beverage & Tobacco - 1.5%
   Sysco Corp. .............................................   22,200       582

Health Care Products - 16.2%
   Abgenix, Inc. * .........................................    4,000       135
   Amerisource Bergen Corp. ................................    9,087       577
   Andrx Corp. * ...........................................    8,300       584
   Genzyme Corp. ...........................................    7,000       419
   Gilead Sciences, Inc. * .................................    6,350       417
   Guidant Corp. ...........................................    7,000       349
   IDEXX Laboratories, Inc. * ..............................    7,000       200
   Invitrogen Corp. ........................................    6,050       375
   Ivax Corp. ..............................................    8,625       174
   King Pharmaceuticals, Inc. ..............................   13,405       565
   Laboratory Corporation of America Holdings ..............    6,890       557
   MedImmune, Inc. * .......................................   17,440       808
   Millennium Pharmaceuticals, Inc. * ......................    9,800       240
   Protein Design Labs, Inc. * .............................    7,600       249
   Shire Pharmaceuticals Group Place - ADR .................    8,400       307
   Stryker Corp. ...........................................    3,050       178
                                                                        -------
                                                                          6,134

Health Care Services - 4.9%
   Idec Pharmaceuticals Corp. ..............................    7,100       490
   Lincare Holdings, Inc. ..................................   14,100       404
   Quest Diagnostics, Inc. * ...............................    5,400       387
   Universal Health Services, Inc. - Cl. B .................    4,400       188
   Zimmer Holdings, Inc. ...................................   13,200       403
                                                                        -------
                                                                          1,872

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
FUNDAMENTAL GROWTH FUND

                                                                         Market
     Name of Issuer                                         Shares        Value
                                                                         (000's)

COMMON STOCK - Continued

Insurance - 1.0%
   Ace, Ltd. * .........................................       9,700    $    389

Leisure & Recreation - 2.1%
   Four Seasons Hotels, Inc. ...........................       5,200         243
   International Game Technology .......................       8,064         551
                                                                        --------
                                                                             794

Media - TV / Radio - 1.8%
   Univision Communications, Inc. - Cl. A * ............      16,700         676

Oil & Natural Gas Exploration & Production - 3.7%
   Burlington Resources, Inc. ..........................       9,300         349
   Murphy Oil Corp. ....................................       5,050         424
   Ultramar Diamond Shamrock Corp. .....................       5,900         292
   Valero Energy Corp. .................................       8,600         328
                                                                        --------
                                                                           1,393

Oil - Equipment & Service - 2.1%
   Cooper Cameron Corp. ................................       6,800         275
   Smith International, Inc. ...........................       9,700         520
                                                                        --------
                                                                             795

Personal & Commercial Lending - 0.7%
   USA Education, Inc. .................................       3,187         268

Real Estate Investment Trust - 1.0%
   Boston Properties, Inc. .............................      10,100         384

Retail - Department Stores - 5.9%
   Bed Bath & Beyond, Inc. .............................       5,800         197
   Best Buy Co., Inc. ..................................       2,500         186
   Family Dollar Stores, Inc. ..........................      16,100         483
   RadioShack Corp. ....................................       4,500         135
   Talbots, Inc. .......................................       7,700         279
   Tiffany & Co. .......................................       6,300         198
   TJX Cos., Inc. ......................................      18,712         746
                                                                        --------
                                                                           2,224

Retail - Food - 3.1%
   Darden Restaurants, Inc. ............................       5,850         207
   Starbucks Corp. * ...................................      50,000         953
                                                                        --------
                                                                           1,160

Shoe & Apparel Manufacturing - 0.6%
   Columbia Sportswear Co. .............................       6,950         231

Telecommunication Equipment - 1.8%
   Jack Henry & Associates, Inc. .......................       3,400          74
   L-3 Communications Holdings, Corp. ..................       2,700         243
   PMC-Sierra, Inc. ....................................      17,500         372
                                                                        --------
                                                                             689

Telecommunication Services - 1.1%
   Broadcom Corp. - Cl. A ..............................      10,500         429

Telephone - 0.7%
   Telephone and Data Systems, Inc. ....................       2,900         260

Transportation Services - 1.1%
   Global Santa Fe Corp. ...............................      15,168    $    433
                                                                        --------
                                     TOTAL COMMON STOCK-        97.3%     36,854

                                                               Par
                                                              Value
                                                             (000's)

SHORT-TERM INVESTMENTS - 2.3%

   Investment in joint trading account (Note B)
     2.055% due 01/02/02 ...............................     $   883         883
                                                             -------    --------
                                      TOTAL INVESTMENTS-        99.6%     37,737
                    Cash and Receivables, less payables-         0.4%        160
                                                             -------    --------
                                             NET ASSETS-       100.0%   $ 37,897
                                                             =======    ========

ADR-American Depository Receipt.
* Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
ACTIVE BOND FUND
                                                               Par        Market
        Name of Issuer                                        Value       Value
                                                             (000's)     (000's)
PUBLICLY-TRADED BONDS

Aerospace & Defense - 0.8%
   Lockheed Martin Corp. - Bonds
   8.5% due 12/01/29 ......................................  $ 3,620     $ 4,322
   Systems 2001 LLC CTF Cl. B 144A (a)
   7.156% due 12/15/11 ....................................    3,369       3,468
                                                                         -------
                                                                           7,790

Agricultural Operations - 0.2%
   Cargill, Inc.
   6.25% due 05/01/06 .....................................    2,205       2,255

Automobile - 0.9%
   Daimler Chrysler Auto Trust - Notes Ser.
     2000 Cl. A4
   6.16% due 01/08/06 .....................................    4,630       4,855
   Delphi Automotive Systems Corp. - Sr. Notes
   6.55% due 06/15/06 .....................................    1,990       1,992
   Ford Motor Co.
   7.45% due 07/16/31 .....................................    1,760       1,613
                                                                         -------
                                                                           8,460

Bank - 3.6%
   Abbey National First Capital - Sr. Sub. Notes
   8.2% due 10/15/04 ......................................    4,640       5,104
   Barclays Bank plc 144A (a)
   7.375% due 12/15/49 ....................................    3,205       3,317
   BNP Paribus Capital Trust - Sub 144A (a)
   9.003% due 12/29/49 ....................................    1,760       1,981
   Colonial Bank Montgomery - Sub. Notes
   9.375% due 06/01/11 ....................................    1,835       1,936
   International Bank of Reconstruction &
     Development - Debs.
   8.25% due 09/01/16 .....................................    2,150       2,571
   RBSG Capital Corp. - Notes
   10.125% due 03/01/04 ...................................    5,385       6,012
   Royal Bank of Scotland Group plc
   8.817% due 03/31/49 ....................................    1,900       2,101
   Royal Bank of Scotland plc
   7.648% due 08/31/49 ....................................    2,260       2,280
   Skandinaviska Enskida Banken - Sub Notes 144A (a)
   6.5% due 12/29/49 ......................................    2,200       2,248
   United Bank National Association of Minneapolis
   6.375% due 08/01/11 ....................................    2,415       2,436
   Zions Bancorp - Sub Notes 144A (a)
   6.5% due 10/15/11 ......................................    1,835       1,797
   Zions Financial Corp. - Notes
   6.95% due 05/15/11 .....................................    2,625       2,667
                                                                         -------
                                                                          34,450

Beverages - 0.3%
   Earthgrains Co.
   8.375% due 08/01/03 ....................................    2,915       3,157

PUBLICLY-TRADED BONDS - Continued

Brokerage & Investment Management - 1.1%
   Morgan Stanley Capital, Inc. - CTF 1997-
     WF1 A1 144A (a)
   6.83% due 10/15/06 .....................................   $  168     $   176
   Morgan Stanley Capital, Inc. Ser. 1999-
     CAM1 Cl. A3
   6.92% due 11/15/08 .....................................      140         148
   Morgan Stanley Dean Witter Capital 2001
     CTF Cl. A1
   4.57% due 12/18/32 .....................................    8,299       8,224
   Salomon, Inc. - Notes
   5.875% due 03/15/06 ....................................    1,620       1,658
                                                                         -------
                                                                          10,206

Chemical - 0.4%
   Akzo Nobel, Inc. - Bonds 144A (a)
   6.0% due 11/15/03 ......................................    1,675       1,736
   NOVA Chemicals Corp.- Notes
   7.0% due 05/15/06 ......................................    1,805       1,703
                                                                         -------
                                                                           3,439
Chemicals - 0.2%
   Equistar Chemical - Notes
   8.5% due 02/15/04 ......................................    1,795       1,791

Commercial Sevices - 0.4%
   Cendent Corp.- Notes 144A (a)
   6.875% due 08/15/06 ....................................    3,555       3,434

Construction - 0.4%
   Jet Equipment Trust
   10.91% due 08/15/14 ....................................    2,100       1,856
   Vulcan Materials - Notes
   6.4% due 02/01/06 ......................................    1,435       1,468
                                                                         -------
                                                                           3,324

Container - 0.2%
   Stone Container Corp. - Sr. Notes
   9.75% due 02/01/11 .....................................    1,460       1,569

Cosmetic & Personal Care - 0.2%
   International Flavors & Fragrances, Inc. - Notes
   6.45% due 05/15/06 .....................................    1,730       1,750

Diversified Operations - 0.0%
   Bombardier Capital, Inc. - Notes 144A (a)
   6.0% due 01/15/02 ......................................       30          30
   Iberdrola - Notes 144A (a)
   7.5% due 10/01/02 ......................................       35          36
                                                                         -------
                                                                              66
Electric Power - 5.5%
   AES Corp. - Sr. Notes
   9.5% due 06/01/09 ......................................    1,145       1,019

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
ACTIVE BOND FUND
                                                               Par        Market
          Name of Issuer                                      Value       Value
                                                             (000's)     (000's)
PUBLICLY-TRADED BONDS - Continued

Electric Power - Continued
   AES Corp. - Sr. Sub. Notes
   10.25% due 07/15/06 ....................................  $ 2,253     $ 1,983
   AES Eastern Energy
   9.0% due 01/02/17 ......................................    2,155       2,128
   Beaver Valley Funding Corp. - Debs.
   9.0% due 06/01/17 ......................................    2,388       2,637
   BVPS II Funding Corp. - Coll. Lease Bonds
   8.89% due 06/01/17 .....................................    2,469       2,732
   CalEnergy Co., Inc. - Bonds
   8.48% due 09/15/28 .....................................    2,745       2,967
   Calpine Canada Energy
   8.5% due 05/01/08 ......................................      250         226
   Calpine Corp. - Sr. Notes
   10.5% due 05/15/06 .....................................    1,220       1,146
   Cleveland Electric Illuminating Co. - 1st
     Mtge.
   9.5% due 05/15/05 ......................................    5,820       5,920
   CMS Energy Corp. - Sr. Notes
   6.75% due 01/15/04 .....................................    2,095       2,011
   8.125% due 05/15/02 ....................................    2,710       2,710
   CMS Energy Corp.
   9.875% due 10/15/07 ....................................      200         211
   Dominion Resources, Inc.
   8.125% due 06/15/10 ....................................    2,740       3,019
   Exelon Generation Co. LLC - Sr. Notes
     144A (a)
   6.95% due 06/15/11 .....................................    2,700       2,738
   Long Island Lighting Co. - Debs.
   8.2% due 03/15/23 ......................................    3,275       3,247
   Monterrey Power SA de CV - Sec. Bonds
     144A (a)
   9.625% due 11/15/09 ....................................      650         689
   Niagara Mohawk Power Corp. - Debs.
   8.77% due 01/01/18 .....................................    3,891       3,990
   PNPP II Funding Corp. - Debs.
   9.12% due 05/30/16 .....................................    2,495       2,665
   PSEG Energy Holdings, Inc. - Sr. Notes
   8.625% due 02/15/08 ....................................    1,730       1,749
   Sierra Pacific Resources - Notes
   8.75% due 05/15/05 .....................................    1,170       1,236
   Waterford 3 Funding Entergy
   8.09% due 01/02/17 .....................................    4,192       4,211
   XCEL Energy, Inc. - Sr. Notes
   7.0% due 12/01/10 ......................................    2,835       2,863
                                                                        --------
                                                                          52,097

Electrical Equipment - 0.3%
   HQI Transelec Chile SA
   7.875% due 04/15/11 ....................................    2,990       3,026

Electronic Products & Services - 0.5%
   Pinnacle Partners
   8.83% due 08/15/04 .....................................    2,455       2,508
   Pinnacle West Capital Corp. - Sr. Notes
   6.4% due 04/01/06 ......................................    2,445       2,457
                                                                         -------
                                                                           4,965

Entertainment & Recreation - 0.6%
   British Sky Broadcasting
   8.2% due 07/15/09 ......................................    3,670       3,766
   TCI Communications, Inc. - Debs.
   7.875% due 02/15/26 ....................................    1,955       2,020
                                                                        --------
                                                                           5,786

Financial Services - 6.3%
   American Express Credit Corp.
   7.2% due 09/17/07 ......................................    4,490       4,846
   Asset Securitization Coopreative Corp. - Ser.
     1997-D4 Cl. A1B
   7.4% due 04/14/29 ......................................    4,560       4,842
   Bank of New York Institution Capital -
     144A (a)
   7.78% due 12/01/26 .....................................    3,400       3,459
   BSCH Issuances, Ltd. - Sub. Notes
   7.625% due 09/14/10 ....................................    1,865       1,966
   Citigroup, Inc.
   6.5% due 01/18/11 ......................................    1,960       2,016
   ERAC USA Finance Co. - Notes 144A (a)
   6.625% due 02/15/05 ....................................      919         909
   7.35% due 06/15/08 .....................................    1,870       1,866
   ERAC USA Finance Co.
   7.95% due 12/15/09 .....................................    2,050       2,058
   Goldman Sachs Group, Inc.
   6.875% due 01/15/11 ....................................    2,755       2,822
   HSBC Capital Funding LP - Ser. 144A (a)
   9.547% due 12/31/49 ....................................    3,090       3,576
   ING Capital Funding Trust III
   8.439% due 12/31/49 ....................................    1,820       1,986
   ISTAR Financial, Inc. - Sr. Notes
   8.75% due 08/15/08 .....................................      700         704
   JP Morgan Finance Corp. Pass thru Certs.
     1997-C5 CL. AZ
   7.069% due 09/15/29 ....................................    3,303       3,472
   Midland Funding Corp. II - Debs.
   11.75% due 07/23/05 ....................................    5,185       5,704
   Pemex Project Funding Trust - Notes
   9.125% due 10/13/10 ....................................    3,590       3,809
   Qwest Capital Funding - Notes
   7.25% due 02/15/11 .....................................    2,790       2,719
   Salomon Brothers Mortgage Securities VII
   6.75% due 07/25/24 .....................................      860         861
   Saxon Assets Securities Trust
   7.965% due 06/25/15 ....................................       67          67
   Sun Canada Financial Co. - Bonds 144A (a)
   6.625% due 12/15/07 ....................................    3,760       3,687
   Tiers Fixed Rate Certificates CTF 144A (a)
   7.2% due 06/15/04 ......................................    3,360       2,761

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
ACTIVE BOND FUND
                                                              Par         Market
     Name of Issuer                                           Value       Value
                                                             (000's)     (000's)
PUBLICLY-TRADED BONDS - Continued

Financial Services - Continued
   UBS Preferred Funding TRI
   8.622% due 10/29/49 ...................................   $ 2,895    $  3,221
   URC Holdings Corp. - Sr. Notes 144A (a)
   7.875% due 06/30/06 ...................................     1,865       2,032
   WMC Finance USA, Ltd.
   6.5% due 11/15/03 .....................................        80          83
                                                                        --------
                                                                          59,466

Food, Beverage & Tobacco - 0.8%
   Canandaigua Brands, Inc. - Sr. Sub. Notes
   8.75% due 12/15/03 ....................................     2,395       2,401
   Conagra, Inc. - Notes
   6.75% due 09/15/11 ....................................     2,730       2,789
   Conagra, Inc. - Notes
   7.4% due 09/15/04 .....................................     1,830       1,967
                                                                        --------
                                                                           7,157

Foreign Governmental - 0.7%
   Republic of Chile
   7.125% due 01/11/12 ...................................     1,820       1,853
   Hydro-Quebec - Debs. Ser. IF
   7.375% due 02/01/03 ...................................     1,000       1,040
   Province of Quebec - Debs.
   7.5% due 09/15/29 .....................................       840         937
   Republic of Columbia
   9.75% due 04/09/11 ....................................     2,414       2,528
                                                                        --------
                                                                           6,358

Health Care Products - 0.3%
   Fresenius Medical Capital Trust II
   7.875% due 02/01/08 ...................................     1,750       1,750
   Fresenius Medical Capital Trust IV
   7.875% due 06/15/11 ...................................     1,465       1,458
                                                                        --------
                                                                           3,208

Health Care Services - 1.1%
   Dynacare, Inc. - Sr. Notes
   10.75% due 01/15/06 ...................................     2,162       2,248
   HCA-The Healthcare Corp. - Notes
   7.125% due 06/01/06 ...................................     2,710       2,755
   8.75% due 09/01/10 ....................................     1,380       1,508
   Healthsouth Corp. - Sr. Notes
   8.5% due 02/01/08 .....................................     1,355       1,416
   Quest Diagnostics, Inc. - Sr. Notes
   6.75% due 07/12/06 ....................................     1,810       1,861
   Triad Hospitals, Inc. - Sr. Notes Ser. B
   8.75% due 05/01/09 ....................................       895         940
                                                                        --------
                                                                          10,728

Insurance - 1.1%
   AXA - Sub Notes
   8.6% due 12/15/30 .....................................     2,620       2,927
Equitable Life Assurance Society USA -
        Notes 144A (a)
   6.95% due 12/01/05 ....................................     1,470       1,549
   Mass. Mutual Life Insurance Co. - Notes
     144A (a)
   7.625% due 11/15/23 ...................................     2,645       2,752
   The MONY Group, Inc. - Sr. Notes
   7.45% due 12/15/05 ....................................     2,635       2,740
                                                                          ------
                                                                           9,968

Leisure & Recreation - 0.5%
   Harrahs Operating Co., Inc.
   7.875% due 12/15/05 ...................................     1,320       1,363
   HarrahsOperating, Inc. - Sr. Notes
   7.125% due 06/01/07 ...................................     2,520       2,550
   Sabre Group Holdings, Inc. - Notes
   7.35% due 08/01/11 ....................................       905         852
                                                                          ------
                                                                           4,765

Media - TV / Radio - 4.3%
   Adelphia Communications Corp. - Sr. Notes
   8.125% due 07/15/03 ...................................     1,440       1,433
   9.25% due 10/01/02 ....................................     2,477       2,489
   AOL Time Warner, Inc.
   7.625% due 04/15/31 ...................................     2,695       2,851
   Charter Communications Holdings LLC - Sr.
        Notes
   10.0% due 05/15/11 ....................................     1,870       1,898
   11.125% due 01/15/11 ..................................       680         719
   Clear Channel Communications, Inc. - Sr.
        Notes
   7.875% due 06/15/05 ...................................     3,570       3,783
   Comcast Cable Communications
   6.75% due 01/30/11 ....................................     2,730       2,742
   Continental Cablevision - Sr. Notes
   8.3% due 05/15/06 .....................................     3,065       3,330
   EchoStar DBS Corp. - Sr. Notes
   9.375% due 02/01/09 ...................................     1,435       1,478
   Grupo Televisa SA De CV - Sr. Notes
        144A (a)
   8.0% due 09/13/11 .....................................     1,105       1,110
   Lenfest Communications, Inc.
   8.375% due 11/01/05 ...................................     1,730       1,881
   Mediacom LLC - Sr. Notes
   9.5% due 01/15/13 .....................................     1,435       1,492
   News America Holdings, Inc. - Debs.
   8.25% due 08/10/18 ....................................     1,235       1,275
   News America, Inc. - Sr. Debs.
   7.3% due 04/30/28 .....................................     1,650       1,537
   Rogers Cablesystems - Sr. Notes
   10.0% due 03/15/05 ....................................     1,205       1,308
   Time Warner, Inc. - Debs.
   9.125% due 01/15/13 ...................................     2,166       2,567

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
ACTIVE BOND FUND
                                                                 Par      Market
        Name of Issuer                                          Value     Value
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Media - TV / Radio - Continued
   Univision Communications, Inc. Sr. Notes
   7.85% due 07/15/11 .......................................  $ 2,675   $ 2,768
   Viacom, Inc. - 144A (a)
   6.4% due 01/30/06 ........................................    2,735     2,822
   Viacom, Inc.
   7.875% due 07/30/30 ......................................    2,700     2,982
                                                                         -------
                                                                          40,465

Metal Production & Fabrication - 0.1%
   Yanacocha Receivables - Pass thru Certs.
     144A (a)
   8.4% due 06/15/05 ........................................    1,206     1,212

Municipals - 0.3%
   New Hampshire State - Taxable Pease Dev.
     Auth.
   7.7% due 07/01/12 ........................................    3,000     3,227

Natural Gas Distribution - 0.5%
   Keyspan Corp. - Notes
   7.625% due 11/15/10 ......................................    2,670     2,890
   Louis Dreyfus Natural Gas Corp.
   6.875% due 12/01/07 ......................................    1,730     1,792
                                                                         -------
                                                                           4,682

Oil - 0.4%
   TOSCO Corp.
   8.125% due 02/15/30 ......................................    3,590     4,111

Oil & Natural Gas Exploration & Production - 2.8%
   Alberta Energy, Ltd. - Notes
   7.375% due 11/01/31 ......................................    1,870     1,826
   Alberta Energy, Ltd. - Notes
   8.125% due 09/15/30 ......................................    2,025     2,155
   Amerada Hess Corp. - Notes
   6.65% due 08/15/11 .......................................    3,175     3,161
   Anadarko Petroleum Corp.
   7.0% due 10/15/06 ........................................       50        53
   Apache Finance of Canada
   7.75% due 12/15/29 .......................................    1,865     2,047
   Forest Oil Corp. - Sr. Notes
   8.0% due 06/15/08 ........................................    1,100     1,103
   Occidental Petroleum Corp. - Notes
   5.875% due 01/15/07 ......................................    1,850     1,844
   6.75% due 01/15/12 .......................................    1,760     1,768
   Occidental Petroleum Corp. - Sr. Debs.
   10.125% due 09/15/09 .....................................    3,015     3,535
   Ocean Energy, Inc.
   8.875% due 07/15/07 ......................................    1,345     1,406
   Petroleum Geo-Services ASA - Sr. Notes
   7.125% due 03/30/28 ......................................      910       657
   Snyder Oil Corp.
   8.75% due 06/15/07 .......................................      825       862
   Union Pacific Resources Group, Inc. - Debs.
   7.15% due 05/15/28 .......................................    2,760     2,654
   Valero Energy Corp. - Notes
   7.375% due 03/15/06 ......................................    2,015     2,117
   8.375% due 06/15/05 ......................................    1,095     1,191
                                                                         -------
                                                                          26,379

Oil - Equipment & Service - 0.1%
   Humpuss Funding Corp. - 144A (a)
   7.72% due 12/15/09 .......................................      955       785

Paper & Forest Products - 1.1%
   Georgia Pacific Corp. - Notes
   7.5% due 05/15/06 ........................................    1,680     1,671
   International Paper Co.
   8.125% due 07/08/05 ......................................    2,960     3,200
   Stora Enso Corp. - Notes
   7.375% due 05/15/11 ......................................    2,935     3,096
   Weyerhaeuser Co. - Notes
   6.0% due 08/01/06 ........................................    2,670     2,679
                                                                         -------
                                                                          10,646

Personal & Commercial Lending - 7.4%
   Citibank Credit Card Master Trust Ser. 1997-2
     CL. A
   6.55% due 02/15/04 .......................................      130       131
   Commercial Mortgage Acceptance Corp. -
     Ser. 1991-C1 A1
   6.79% due 08/15/08 .......................................    3,046     3,196
   Conti Mortgage Home Equity Loan Ser.
     1995-C1 A5
   8.1% due 08/15/25 ........................................      232       232
   CS First Boston Mortgage Securities Corp. -
     Ser. 1998-C1 A1A
   6.26% due 12/17/07 .......................................    5,043     5,230
   Deutsche Mortgage & Asset Receiving Corp. -
     Ser. 1998-C1 Cl. C
   6.861% due 03/15/08 ......................................    2,265     2,313
   EQCC Home Equity Loan Trust
   6.57% due 02/15/29 .......................................    2,265     2,343
   Ford Motor Credit Co. - Notes
   6.875% due 02/01/06 ......................................    2,355     2,358
   Ford Motor Credit Co.
   7.25% due 01/15/03 .......................................    8,505     8,778
   7.25% due 10/25/11 .......................................    2,145     2,087
   General Motors Acceptance Corp.
   7.25% due 03/02/11 .......................................    1,740     1,747
   7.5% due 07/15/05 ........................................    2,925     3,075
   GMAC Commercial Mortgage Securities, Inc.
     1997-C1 A2
   6.853% due 07/15/29 ......................................    7,425     7,796
   GMAC Commercial Securities, Inc.
   6.411% due 11/15/07 ......................................      218       226
   Household Financial Corp. - Notes
   8.0% due 05/09/05 ........................................    3,330     3,571

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
ACTIVE BOND FUND


                                                                Par       Market
        Name of Issuer                                         Value      Value
                                                              (000's)    (000's)
PUBLICLY-TRADED BONDS - Continued

Personal & Commercial Lending - Continued
   LB Commercial Conduit Mortgage Trust -
     Ser. 1999-C1
   6.41% due 08/15/07 .....................................   $ 3,228    $ 3,359
   MBNA Master Credit Card Trust II
   7.35% due 07/16/07 .....................................     4,575      4,931
   Money Store Home Equity Trust - Ser. 1997-
     C1 DAF7
   6.485% due 12/15/28 ....................................     3,905      4,039
   Standard Credit Card Master Trust
   8.25% due 01/07/07 .....................................     6,455      7,137
   UCFC Home Equity Loan
   7.18% due 02/15/25 .....................................     1,920      1,997
   UCFC Home Equity Loan - Ser. 1997-A1 A8
   7.22% due 06/15/28 .....................................     5,532      5,794
   UCFC Loan Trust - Ser. 1997-B CL. A
   6.9% due 10/15/28 ......................................        53         56
                                                                         -------
                                                                          70,396

Pollution Control - 0.3%
   Republic Services, Inc.
   6.75% due 08/15/11 .....................................     2,670      2,674

Precious Metals/Gems/Stones - 0.2%
   Newmont Mining Corp. - Notes
   8.625% due 05/15/11 ....................................     1,855      1,901

Real Estate Development - 0.1%
   EOP Operating LP
   6.625% due 02/15/05 ....................................     1,175      1,216

Real Estate Investment Trust - 2.1%
   American Health Properties, Inc. - Notes
   7.5% due 01/15/07 ......................................     1,370      1,388
   Amresco Residential Securities
   6.51% due 08/25/27 .....................................     7,054      7,278
   Cabot Industrial Properties LP - Notes
   7.125% due 05/01/04 ....................................     2,025      2,116
   Camden Property Trust - Sr. Notes
   7.0% due 04/15/04 ......................................     2,200      2,294
   Healthcare Realty Trust, Inc. - Sr. Notes
   8.125% due 05/01/11 ....................................     1,830      1,893
   IMC Home Equity Loan Trust - Ser. 1998-1
     A4
   6.6% due 03/20/25 ......................................     3,295      3,398
   Liberty Property LP - Notes
   6.6% due 06/05/02 ......................................     1,935      1,970
                                                                         -------
                                                                          20,337

Real Estate Operations - 0.2%
   HMH Properties, Inc. - Ser. A
   7.875% due 08/01/05 ....................................     1,625      1,544

Retail - Department Stores - 0.2%
   Toys "R" Us, Inc. - Notes 144A (a)
   7.625% due 08/01/11 ....................................     1,770      1,710

Retail - Food - 0.3%
   The Kroger Co.
   6.8% due 04/01/11 ......................................     2,945      3,021

Retailers - Food & Drug - 0.3%
   Delhaize America, Inc. - Notes
   8.125% due 04/15/11 ....................................     2,695      2,958

Telecommunication Services - 3.4%
   AT&T Wireless, Inc. - Sr. Notes
   8.75% due 03/01/31 .....................................     3,520      3,989
   Cingular Wireless LLC - Sr. Notes 144A (a)
   7.125% due 12/15/31 ....................................     1,755      1,787
   Citizens Communications Co. - Notes
   8.5% due 05/15/06 ......................................     3,455      3,694
   Deutsche Telekom International Finance
   7.75% due 06/15/05 .....................................     1,740      1,884
   8.25% due 06/15/30 .....................................     2,805      3,113
   Singapore Telecommunications - Notes
     144A (a)
   7.375% due 12/01/31 ....................................     2,035      2,073
   Tellus Corp. - Notes
   8.0% due 06/01/11 ......................................     2,710      2,876
   Verizon Global Funding Corp. - Notes
   7.75% due 12/01/30 .....................................     3,635      4,046
   Voicestream Wireless Corp.
   11.5% due 09/15/09 .....................................     1,560      1,794
   Worldcom, Inc.
   8.0% due 05/15/06 ......................................     3,375      3,593
   Worldcom, Inc. - Notes
   8.25% due 05/15/31 .....................................     2,760      2,917
                                                                         -------
                                                                          31,766

Telephone - 1.9%
   AT&T Corp. USD - Sr. Notes 144A (a)
   8.0% due 11/15/31 ......................................     2,205      2,308
   LCI International, Inc. - Sr. Notes
   7.25% due 06/15/07 .....................................     2,235      2,278
   Metronet Communications Corp. - Sr. Disc.
     Notes
   0.0% due 11/01/07 ......................................     1,845      1,170
   MetroNet Communications Corp. - Sr. Notes
   12.0% due 08/15/07 .....................................     1,785      1,261
   Sprint Capital Corp.
   6.875% due 11/15/28 ....................................     3,570      3,281
   Sprint Capital Corp. - Notes
   7.125% due 01/30/06 ....................................     3,570      3,721
   Telefonos De Mexico SA - Sr. Notes
   8.25% due 01/26/06 .....................................     3,625      3,797
                                                                         -------
                                                                          17,816

Transportation Services - 1.5%
   America West Airlines, Inc. - Pass thru Certs.
   6.93% due 01/02/08 .....................................     1,501      1,463
   Burlington Northern Santa Fe Corp.
   7.95% due 08/15/30 .....................................     3,585      3,991

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
ACTIVE BOND FUND


                                                                 Par      Market
        Name of Issuer                                          Value     Value
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Transportation Services - Continued
   Continental Airlines - Pass thru Certs. Ser.
     1999-1 Cl. A
   6.545% due 02/02/19 ....................................    $    56   $    48
   Continental Airlines, Inc. - Pass thru Certs.
   7.206% due 06/30/04 ....................................      2,252     2,165
   Delta Airlines, Inc.
   7.7% due 12/15/05 ......................................        195       178
   Northwest Airlines Corp. - Ser. 1996-1
   8.97% due 01/02/15 .....................................        206       176
   NWA Trust - Sr. Notes
   9.25% due 06/21/14 .....................................      2,184     1,686
   Railcar Trust - Pass thru Notes Ser. 1992-1
   7.75% due 06/01/04 .....................................      1,298     1,361
   U.S. Air, Inc. - Pass thru Certs. Ser. 1990-A1
   11.2% due 03/19/05 .....................................      1,005       797
   United Air Lines
   7.032% due 10/01/10 ....................................      2,290     2,178
   United Airlines - Ser. 2000-1 Cl. A1
   7.783% due 01/01/14 ....................................         69        66
                                                                         -------
                                                                          14,109

U.S. Government Agencies - 28.3%
   Federal Home Loan Mortgage Corp.
   6.0% due 01/01/29 ......................................        162       159
   7.5% due 01/01/30 ......................................         59        61
   Federal National Mortgage Assoc.
   5.5% due 12/01/14 ......................................      7,644     7,577
   5.5% due 04/01/16 ......................................         66        65
   5.5% due 11/01/16 ......................................      3,655     3,593
   6.0% due 09/01/14 ......................................      7,843     7,917
   6.0% due 04/01/16 ......................................        113       113
   6.0% due 05/01/16 ......................................      4,370     4,381
   6.0% due 06/01/16 ......................................        523       524
   6.0% due 11/01/28 ......................................         57        56
   6.0% due 05/01/16 ......................................      3,269     3,277
   6.0% due 04/01/31 ......................................      2,020     1,975
   6.5% due 12/01/12 ......................................         23        23
   6.5% due 09/01/13 ......................................         75        77
   6.5% due 07/01/14 ......................................      6,833     7,000
   6.5% due 11/01/14 ......................................        100       103
   6.5% due 01/01/15 ......................................         46        47
   6.5% due 02/01/15 ......................................         73        74
   6.5% due 06/01/15 ......................................        391       398
   6.5% due 05/01/16 ......................................      2,477      2524
   6.5% due 11/01/28 ......................................      8,275     8,293
   6.5% due 10/01/31 ......................................      2,451     2,451
   6.5% due 11/01/31 ......................................      8,894     8,894
   Federal National Mortgage Assoc. Ser. 1997-
     M8 Cl.A
   6.94% due 01/25/22 .....................................      1,313     1,380
   Federal National Mortgage Assoc.
   7.0% due 09/01/10 ......................................      2,883     2,996
   7.0% due 11/01/14 ......................................      4,197     4,341
   7.0% due 02/01/16 ......................................      4,790     4,954
   7.0% due 07/01/16 ......................................        853       883
   7.0% due 03/01/30 ......................................      4,619     4,706
   7.0% due 11/01/31 ......................................        111       114
   7.0% due 12/01/31 ......................................      2,032     2,070
   7.0% due 01/01/32 ......................................      6,372     6,491
   7.5% due 06/01/30 ......................................        719       742
   7.5% due 07/01/30 ......................................         42        44
   7.5% due 01/25/31 ......................................     16,000    16,510
   7.5% due 02/01/31 ......................................     10,473    10,807
   8.0% due 12/01/29 ......................................         83        87
   8.0% due 04/01/30 ......................................      4,356     4,565
   8.0% due 06/01/30 ......................................      4,015     4,208
   8.5% due 11/01/31 ......................................         82        88
   Government National Mortgage Assoc.
   6.0% due 02/15/29 ......................................         94        92
   6.0% due 05/15/31 ......................................      9,267     9,096
   6.5% due 07/15/28 ......................................     12,283    12,325
   6.5% due 09/15/28 ......................................      3,641     3,653
   6.5% due 01/15/29 ......................................      2,383     2,391
   6.5% due 02/15/29 ......................................      3,233     3,245
   6.5% due 05/15/29 ......................................        164       165
   6.5% due 06/15/29 ......................................     21,827    21,901
   6.5% due 08/15/29 ......................................      5,811     5,831
   6.5% due 09/15/29 ......................................      2,434     2,443
   6.5% due 03/15/31 ......................................      4,078     4,092
   6.5% due 08/15/31 ......................................      5,703     5,723
   6.5% due 09/15/31 ......................................      4,490     4,506
   6.5% due 12/15/31 ......................................      4,625     4,641
   7.0% due 09/15/25 ......................................      1,586     1,626
   7.0% due 08/15/28 ......................................      4,246     4,338
   7.0% due 11/15/28 ......................................          2         2
   7.0% due 12/15/28 ......................................      3,472     3,546
   7.0% due 07/15/29 ......................................         15        15
   7.0% due 08/15/29 ......................................        570       582
   7.0% due 09/15/29 ......................................     11,700    11,948
   7.0% due 02/15/31 ......................................      1,429     1,460
   7.0% due 04/15/31 ......................................      4,133     4,220
   7.0% due 06/15/31 ......................................          7         7
   7.0% due 07/15/31 ......................................      3,224     3,293
   7.5% due 09/15/29 ......................................     10,399    10,764
   7.5% due 12/15/29 ......................................      5,292     5,478
   7.5% due 07/15/30 ......................................         28        29
   8.0% due 05/15/25 ......................................        187       197
   8.0% due 06/15/25 ......................................        185       195
   8.0% due 09/15/25 ......................................        289       305
   8.0% due 01/15/26 ......................................        172       181
   8.0% due 07/15/26 ......................................         11        12
   8.0% due 08/15/27 ......................................        990     1,040
   8.0% due 06/15/30 ......................................         63        66
   8.0% due 07/15/30 ......................................      3,311     3,467
   8.0% due 09/15/30 ......................................        124       129
   8.5% due 09/15/21 ......................................        359       386
   8.5% due 01/15/31 ......................................      8,361     8,866
   9.0% due 05/15/21 ......................................        363       393

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
-------------------------------------------------------------------------------
ACTIVE BOND FUND


                                                            Par        Market
             Name of Issuer                                 Value       Value
                                                           (000's)     (000's)
PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued
   9.0% due 08/15/21 .................................    $    346    $     374
   9.5% due 06/15/16 .................................         311          344
                                                                      ---------
                                                                        267,935

U.S. Governmental - 11.2%
   U.S. Treasury - Bonds
   5.375% due 02/15/31 ...............................      16,575       16,334
   6.875% due 08/15/25 ...............................       4,035        4,601
   U.S. Treasury - Notes
   3.375% due 01/15/07 ...............................      17,545       17,589
   5.625% due 05/15/08 ...............................       4,865        5,097
   5.75% due 08/15/03 ................................       1,405        1,472
   5.75% due 08/15/10 ................................      17,065       17,902
   7.0% due 07/15/06 .................................      18,382       20,323
   7.5% due 02/15/05 .................................      20,311       22,466
                                                                      ---------
                                                                        105,784
                                                                      ---------
                          TOTAL PUBLICLY-TRADED BONDS-       93.4%      883,889

                                                           Shares

PREFERRED STOCK

Media - TV / Radio - 0.3%
   CSC Holdings, Inc. - Ser. M .......................          14        1,443
   CSC Holdings, Inc. - Ser. H .......................          16        1,661
                                                                      ---------
                                TOTAL PREFERRED STOCK-        0.3%        3,104
WARRANTS

Telephone - 0.0%
   MetroNet Communications Corp. - CW07 144A (a)
   expires 08/15/07 (Cost $58) .......................           2          241
                                                                      ---------
                                       TOTAL WARRANTS-        0.0%          241

                                                             Par
                                                            Value
                                                           (000's)

SHORT-TERM INVESTMENTS - 7.0%

   Investment in joint trading account (Note B)
     2.055% due 01/02/02 .............................    $ 66,528       66,528
                                                          --------    ---------
                                    TOTAL INVESTMENTS-      100.7%      953,762
                  Cash and Receivables, less payables-      (0.7)%       (6,248)
                                                          --------    ---------
                                           NET ASSETS-      100.0%    $ 947,514
                                                          ========    =========

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, securities aggregated $56,423 or 6.0% of net assets of the Portfolio.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND


                                                                          Market
        Name of Issuer                                        Shares      Value
                                                                         (000's)

COMMON STOCK

Brazil - 0.1%
   Centrais Electricas Brasileiras SA (U1) ...............   2,148,000   $    31

Czech Republic - 0.1%
   SPT Telecom AS (T1) ...................................       2,600        27

Hong Kong - 5.5%
   Aluminum Corp. of China (C2) ..........................     412,000        72
   Beijing Capital International (F1) ....................     189,000        45
   Beijing Datang Power Generation Co.,
     Ltd. (U1) ...........................................     140,000        44
   China Merchants Holdings International
     Co., Ltd. (M4) ......................................      77,000        49
   China Petroleum (OD) ..................................     370,000        51
   China Telecom (Hong Kong), Ltd. (T1) ..................     238,000       838
   Citic Pacific, Ltd. (24) ..............................      51,000       114
   CNOOC, Ltd. (OG) ......................................     149,000       140
   Denway Motors, Ltd. (A2) ..............................     198,300        62
   Huaneng Power International (U1) ......................      90,000        54
   Legend Holdings (25) ..................................      28,000        14
   PetroChina Company, Ltd. (OG) .........................     262,000        46
   Travelesky Technology, Ltd. (23) ......................      77,000        60
                                                                         -------
                                                                           1,589

Hungary - 1.2%
   Gedeon Richter Rt. (H2) ...............................       1,789        98
   Magyar Tavkozlesi Rt. (U3) ............................      15,000        50
   MOL Magyar Olaj-es Gazipari Rt. (OG) ..................       3,543        64
   OTP Bank Rt. (B0) .....................................       2,084       125
                                                                         -------
                                                                             337

India - 5.6%
   Bharat Heavy Electricals, Ltd. (B3) ...................      22,700        66
   Bharat Petroleum Corp., Ltd. (OD) .....................      11,800        46
   BSES, Ltd. * (U1) .....................................       7,000        29
   Cipla, Ltd. (H2) ......................................       2,353        56
   Colgate Palmolive (S1) ................................      11,051        38
   Container Corp. of India, Ltd. (T3) ...................      24,092        73
   Dabur India, Ltd. (H2) ................................      22,000        31
   Dr. Reddys Labs (H2) ..................................       4,100        79
   Gujarat Ambuja Cements Ltd. (24) ......................      15,250        60
   HDFC Bank Ltd. (B0) ...................................       9,750        46
   Hero Honda Motors, Ltd. * (M4) ........................      26,750       139
   Hindustan Lever Ltd. (M4) .............................      44,250       205
   Hindustan Petroleum Corp., Ltd. (OG) ..................      13,500        39
   Housing Development Financing Corp.,
     Ltd. (LR) ...........................................       8,304       114
   Indialnfo, Ltd. (23) ..................................      10,639         4
   Infosys Technologies, Ltd. * (23) .....................       1,690       143
   ITC, Ltd. * (F2) ......................................       2,250        32
   Mahanagar Telephone Nigam, Ltd. (T1) . ................      34,250        90
   Ranbaxy Laboratories, Ltd. * (H2) .....................       3,000        43
   Reliance Industries, Inc. (C1) ........................      10,000        63
   State Bank of India * (B0) ............................      26,600       101
   Strides Arcolab, Ltd. DEMAT (H2) ......................       2,500         3
   Tata Ironsteel (A5) ...................................      21,000        38
   Tata Power Co. (U1) ...................................      13,100        33
   Wipro Ltd. * (27) .....................................         600        20
   Zee Telefilms Ltd. (ME) ...............................      16,992        39
                                                                         -------
                                                                           1,630

Indonesia - 1.2%
   Astra International (A3) ..............................     403,500        76
   HM Sampoerna (F2) .....................................     473,000       145
   Telekomunikasi Indiana Ser. B (T1) ....................     404,000       124
                                                                         -------
                                                                             345

Israel - 0.4%
   Elbit Systems, Ltd. (02) ..............................       1,100        21
   Teva pharmaceutical Industries, Ltd. (H2) .............       1,490        91
                                                                         -------
                                                                             112

Malaysia - 3.0%
   British American Tobacco (Malaysia)
     Berhad (F2) .........................................      13,000       126
   Digi Swisscom (T1) ....................................      38,578        51
   Gamuda Berhad (24) ....................................      65,000        77
   IJM Corporation Berhad (24) ...........................      18,000        20
   Magnum Corp. Berhad (50) ..............................     144,000        81
   Malayan Banking Berhad (B0) ...........................      52,000       114
   Malaysian Pacific Industries (EP) .....................       9,000        37
   Public Bank Berhad (B0) ...............................     113,300        75
   Resorts World Berhad (50) .............................      33,000        53
   Technology Resources Industries Berhad
     (T1) ................................................      98,000        75
   Telekom Malaysia Berhad (T1) ..........................      33,000        89
   Tenaga Nasional Berhad (U1) ...........................      26,000        73
                                                                         -------
                                                                             871

Mexico - 3.4%
   Alfa, SA * (27) .......................................      44,590        49
   Cemex SA de CV - CPO (24) .............................      42,098       212
   Cifra SA de CV - Ser. V (R4) ..........................      71,772       196
   Fomento Economico Mexicano SA de CV
     (F2) ................................................      11,099        38
   Grupo Aeroportuario del Sureste SA de
     CV * (T3) ...........................................      18,100        27
   Grupo Carso SA de CV - Ser. A1 (27) ...................      16,700        56
   Grupo Financiero Bancomer SA de CV -
     Cl. O (F1) ..........................................     165,850       151
   Grupo Modelo SA de CV - Ser. C (F2) ...................       9,100        20
   Grupo Sanborns SA - Ser. B1 * (R4) ....................       2,725         5
   Kimberly-Clark de Mexico SA de CV
     (P1) ................................................      57,930       174
   Wal-Mart de Mexico SA de CV - Ser. C *
     (R4) ................................................      20,700        49
                                                                         -------
                                                                             977

Poland - 0.8%
   Bank Polska Kasa Opieki SA * (B0) .....................       6,544       132
   KGHM Polska Miedz (C3) ................................       7,568        25

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND


                                                                         Market
        Name of Issuer                                          Shares    Value
                                                                         (000's)
COMMON STOCK - Continued

Poland - Continued
   Polski Koncern Nafto (OG) ............................       13,245   $    63
   Telekomunikacja PLN 3 * (T1) .........................        5,662        20
                                                                         -------
                                                                             240

South Africa - 7.4%
   Anglo American Platinum Corp., Ltd.
     (C2) ...............................................       10,418       386
   Anglo American plc (C2) ..............................       30,477       466
   AngloGold, Ltd. (01) .................................        2,110        74
   Barlow, Ltd. (27) ....................................       27,030       132
   Bidvest Group, Ltd. (27) .............................       17,765        65
   FirstRand, Ltd. (F1) .................................       31,160        19
   Gold Fields Mining (C2) ..............................       20,000        96
   Harmony Gold Mining (C2) .............................        6,400        42
   Impala Platinum Holdings, Ltd. (C2) ..................        3,419       160
   Liberty Life Association of Africa, Ltd.
     (47) ...............................................        5,520        25
   M-Cell, Ltd. (T1) ....................................       27,310        30
   Nedcor, Ltd. (F1) ....................................           40
   Sanlam, Ltd. * (47) ..................................       96,690        74
   Sappi, Ltd. (R2) .....................................        6,400        64
   Sasol, Ltd. (OG) .....................................       37,063       326
   South African Breweries PLC (F2) .....................       21,730       143
   Standard Bank Investment Corp., Ltd.
     (B0) ...............................................       19,550        51
                                                                         -------
                                                                           2,153

South Korea - 18.2%
   Cheil Communications, Inc. (L2) ......................        1,130       117
   Good Morning Securities Co., Ltd. (I2) ...............       13,570        60
   Hana Bank (B0) .......................................        4,284        55
   Humax Co., Ltd. * (HP) ...............................       10,855       263
   Hyundai Mobis (A3) ...................................       18,880       273
   Hyundai Motor Co., Ltd. (A3) .........................       10,310       212
   Kookmin Bank (B0) ....................................       11,685       445
   Kookmin Credit Card Co. (LR) .........................        3,130       120
   Korea Electric Power Corp. (U1) ......................        6,050       100
   LG Construction Co. (24) .............................       18,990       205
   LG Electronics (EP) ..................................       10,660       202
   LG Household & Health (H1) ...........................        2,750        61
   LG Investment & Securities Co., Ltd. (F1) ............        7,390        84
   Pohang Iron & Steel Co., Ltd. (A5) ...................        3,110       290
   Samsung Electro-Mechanics Co. (EP) ...................        5,510       184
   Samsung Electronics (EP) .............................        6,750     1,439
   Samsung Securities Co., Ltd. (EP) ....................        2,900       106
   Shinhan Financial (F1) ...............................       21,460       288
   Shinsegaeco, Ltd. (R4) ...............................          380        40
   SK Telecom Co., Ltd. (T1) ............................        3,220       659
   Tongyang Cement Co. (24) .............................        2,050        53
   Yuhan Corp. (H2) .....................................          524        25
                                                                         -------
                                                                           5,281

Taiwan - 12.8%
   Accton Technologies, Inc. (25) .......................       63,000       162
   Advanced Semiconductor Engineering,
     Inc. (EP) ..........................................       36,000        33
   Ambit Microsystems Corp. (25) ........................       22,600       104
   Asustek Computer (25) ................................       33,750       148
   AU Optronics Corp. (EP) ..............................       76,000        81
   Bank Sinopac * (B0) ..................................      205,100        86
   China Steel Corp. (A5) ...............................       92,740        36
   Chinatrust Commercial Bank (B0) ......................      399,027       240
   Formosa Chemical & Fibre (C1) ........................      166,560       112
   Fubon Financial Holdings (F1) ........................      125,336       109
   Hon Hai Precision Industry Co., Ltd. Cl. G
     * (EP) .............................................       52,200       239
   President Chain Store Corp. (R4) .....................       29,200        62
   Quanta Computer, Inc. (25) ...........................       35,500       116
   Siliconware Precision (23) ...........................      121,790       108
   Sunplus Technology (EP) ..............................       19,450        60
   Taipei Bank (B0) .....................................       85,000        64
   Taiwan Cellular Corp. * (T1) .........................       92,168       123
   Taiwan Semiconductor (EP) ............................      484,800     1,214
   United Microelectronics Corp. (EP) ...................      413,250       603
                                                                         -------
                                                                           3,700

Thailand - 1.0%
   Advanced Information Services (T1) ...................       90,600        84
   Delta Electronics (EP) ...............................       50,720        33
   PTT Exploration & Production Public
     Co., Ltd. (OG) .....................................       23,400        59
   Shin Corp. (T1) ......................................      233,800        82
   SIAM Cement Co. (24) .................................        3,800        40
                                                                         -------
                                                                             298

Turkey - 2.6%
   Akbank TAS (B0) ......................................   22,458,600        71
   Aksigorta (47) .......................................    8,087,000        67
   Arcelik AS (HP) ......................................    2,151,000        23
   Haci Omer Sabanci Holding AG (I2) ....................   14,596,000        79
   Koc Holding AS (27) ..................................      774,000        20
   Netas Northern Electric
     Telekomunikasyon AS (TE) ...........................    1,369,639        48
   Tupras-Turkiye Petrol Rafinerileri AS
     (OG) ...............................................    5,517,400        46
   Turkcell Iletisim Hizmetleri AS (T1) .................   11,076,693        95
   Turkiye Garanti Bankasi AS (B0) ......................   17,381,000        32
   Turkiye Is Bankasi (Isbank) - Cl. C (B0) .............    7,703,000        43
   Vestel Elektronik Sanayi ve Ticaret AS
     (EP) ...............................................   21,836,620        55
   Yapi ve Kredi Bankasi AS (B0) ........................   58,101,567       177
                                                                         -------
                                                                             756

United Kingdom - 1.7%
   Anglo American PLC (C2) ..............................       28,008       424

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND


                                                                          Market
        Name of Issuer                                         Shares     Value
                                                                         (000's)

COMMON STOCK - Continued

United Kingdom - Continued

   South African Breweries plc * (F2) .....................     9,119    $    62
                                                                         -------
                                                                             486

United States - 25.3%
   Alvarion, Ltd. (TE) ....................................     3,060         11
   America Movil SA de CV - ADR Ser. L
     (T1) .................................................    28,300        551
   Anglogold, Ltd. - ADR (C2) .............................     2,490         45
   Banco Bradesco SA - ADR (B0) ...........................     2,580         66
   Brasil Telecom Participacoes SA (T1) ...................     3,560        148
   Cemex SA de CV - ADR Participation
     Certs. (24) ..........................................     1,149         28
   Centrais Electricas Brasileirias SA - ADR
     Cl. B (U1) ...........................................       200          1
   Check Point Software Technologies, Ltd.
     (23) .................................................     2,071         83
   Companhia De Bebidas ADR (F2) ..........................    10,360        210
   Companhia Energetica de Minas Gerias -
     ADR (U1) .............................................     4,640         66
   Companhia Vale do Rio Doce - ADR (T1) ..................     1,491         35
   Compania de Telecomunicaciones de
     Chile SA (U3) ........................................     7,440        100
   ECI Telecommunications, Ltd. (ME) ......................    27,973        150
   Embraer - Empresa Brasileira de
     Aeronautica SA (02) ..................................     2,862         63
   Enersis SA ADR - ADR (U1) ..............................     1,900         25
   Fomento Economico Mexicano SA de CV
     - ADR (F2) ...........................................     7,763        268
   Gedeon Richter, Ltd. - GDR (H2) ........................     1,167         64
   Grupo Aeroportuario Sur - ADR (T3) .....................     6,100         94
   Grupo Financiero BBVA Bancomer, SA
     de CV (F1) ...........................................     8,300        152
   Grupo Televisa SA - GDR (ME) ...........................     6,786        293
   Harmony Gold Mining, Ltd. - ADR (C2) ...................     2,393         16
   HDFC Bank, Ltd. - ADR (B0) .............................     3,300         46
   Hon Hai Precision Industry Co., Ltd. -
     GDR (EP) .............................................     3,920         40
   ITC, Ltd. - GDR (F2) ...................................     2,000         31
   Korea Electric Power Corp. - ADR (U1) ..................     3,850         35
   Korea Telecom Corp. - ADR (T1) .........................     8,220        167
   Korea Tobacco & Ginseng Corp. GDR
     144A (a) (F1) ........................................     8,200         61
   LuKoil Holding - ADR (OG) ..............................     3,537        173
   Magyar Tavkozlesi Rt. - ADR (U3) .......................     2,934         50
   Mahanagar Telephone Nigam Ltd. (U3) ....................     5,500         29
   Marvell Technology Group, Ltd. (EP) ....................         1          0
   Mobile Systems - ADR (T1) ..............................     2,000         71
   Mol Magyar Olaj es Gazipari Right (OG) .................       110          2
   OAO Gazprom - ADR (U2) .................................     2,100         21
   OTP Bank Rt. (B0) ......................................     1,270         76
   Petroleo Brasileiro SA (OG) ............................    13,450        313
   Petroleo Brasileiro SA ADR - ADR (OG) ..................     8,925        198
   RADVision, Ltd. (23) ...................................     7,707         59
   Radware, Ltd. (23) .....................................     4,625         60
   RAO Unified Energy Systems - GDR
     (U1) .................................................    43,196        680
   Sappi, Ltd. ADR (P1) ...................................     2,060         21
   SK Telecom Co., Ltd. - ADR (T1) ........................     1,700         37
   State Bank of India - GDR (B0) .........................     1,500         13
   Surgutneftegaz (OD) ....................................       880         18
   Surgutneftegaz - ADR (OD) ..............................    32,927        515
   Tele Celular Sul Participacoes SA - ADR
     (T1) .................................................     2,798         46
   Tele Norte Leste Participacoes SA - ADR
     (T1) .................................................     2,000         31
   Telefonos De Mexico, SA - ADR (T1) .....................    26,950        944
   Telekomunikacja Polska - GDR (T1) ......................    29,065        102
   Telemig Celular Participacoes SA - ADR
     (T1) .................................................       697         26
   Telesp Celular Participacoes SA - ADR
     (T1) .................................................     3,164         29
   Teva Pharmaceutical Industries, Ltd. -
     ADR (H2) .............................................     7,407        457
   TTI Team Telecom International, Ltd.
     (T1) .................................................     6,371        159
   Turkcell Iletisim Hizmetleri AS - ADR
     (T1) .................................................       473         10
   Unibanco - Uniao de Bancos Brasileiros
     SA - GDR (B0) ........................................     4,364         97
   Vimpel-Communications - ADR (T1) .......................     1,200         31
   Votorantim Celulose e Papel SA - ADR
     (P1) .................................................     4,800         85
   Wal-Mart de Mexico SA de CV - ADR
     (R4) .................................................     3,016         82
   Wipro, Ltd. (27) .......................................     1,050         38
   Yapi ve Kredi Bankasi AS - GDR (B0) ....................     1,567          5
                                                                         -------
                                                                           7,327
                                                                         -------
                                        TOTAL COMMON STOCK-     90.3%     26,160
PREFERRED STOCK

Brazil - 4.7%
   Banco Bradesco SA (B0) .................................     9,071         49
   Banco Itau SA (B0) .....................................     2,570        196
   Brasil Telecom SA (T1) .................................    12,454         71
   Celular CRT Participacoes (T1) .........................       795        172
   Centrais Electricas Brasileires SA (U1) ................     3,197         43
   Compahnia de Bebidas das Americas (F2) .................       190         39
   Companhia Energetica de Minas Gerais
     (U1) .................................................     7,837        112
   Companhia Vale do Rio Doce (C2) ........................    13,797        321
   Embratel Participacoes SA (U3) .........................     8,835         38
   Petroleo Brasileiro SA - Petrobras (OD) ................     5,310        117
   Tele Celular Sul Participacoes SA (T1) .................    14,949         36
   Tele Centro Sul Participacoes SA (T1) ..................     9,356         74
   Telemar Norte Leste (T1) ...............................     2,771         72

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
-------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND


                                                                       Market
             Name of Issuer                                Shares       Value
                                                                       (000's)

PREFERRED STOCK - Continued
   Telemig Celular Participacoes SA (T1) .............      11,616    $      21
                                                                      ---------
                                                                          1,361

South Korea - 0.4%
   Samsung Electronics (EP) ..........................       1,170          102
                                                                      ---------
                                TOTAL PREFERRED STOCK-        5.1%        1,463

                                                            Par
                                                           Value
                                                           (000's)

SHORT-TERM INVESTMENTS - 8.6%

   John Hancock Joint Account (Note B)
     2.055% due 01/02/02 .............................     $ 2,493        2,493
                                                           --------   ---------
                                    TOTAL INVESTMENTS-       104.0%      30,116
                  Cash and Receivables, less payables-        (4.0)%     (1,160)
                                                           --------   ---------
                                           NET ASSETS-       100.0%   $  28,956
                                                           ========   =========

ADR-American Depository Receipt.
* Non-income producing security.
GDR-Global Depository Receipt
(a)Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, securities aggregated $61 or .21% of net assets of the Portfolio.

See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY (UNAUDITED)

                                                              Market          % of
                                           Industry           Value         Long-Term
     Industry                            Abbreviation         (000s)       Investments

Electronic Products & Services .......        EP            $   3,629            13.0%
Telecommunication Services ...........        T1                3,574            13.0%
Bank .................................        B0                2,402             9.0%
Aerospace & Defense ..................         2                  882             7.0%
Metals & Mining ......................        C2                  665             6.0%
Oil & Natural Gas Exploration &
   Production ........................        OG                1,470             5.0%
Telephone ............................        U3                1,327             5.0%
Electric Power .......................        U1                1,327             5.0%
Food, Beverage & Tobacco .............        F2                1,176             4.0%
Financial Services ...................        F1                  804             3.0%
Construction .........................        24                  768             2.7%
Oil ..................................        OD                  696             2.5%
Computer Equipment ...................        25                  635             2.4%
Automobile ...........................        A3                  561             2.0%
Computer Software & Services .........        23                  516             1.9%
Media - TV / Radio ...................        ME                  483             1.8%
Retail - Department Stores ...........        R4                  434             1.6%
Consumer Miscellaneous ...............        M4                  394             1.4%
Health Care Products .................        H2                  388             1.0%
Precious Metals/Gems/Stones ..........        C3                  386             1.4%
Diversified Operations ...............        27                  381             1.4%
Steel ................................        A5                  364             1.3%
Household Appliances /
   Furnishings .......................        HP                  286             1.0%
Paper & Forest Products ..............        P1                  280             1.0%
Personal & Commercial Lending ........        LR                  234             1.0%
Transportation Services ..............        T3                  195             0.7%
Chemical .............................        C1                  175             0.6%
                                                            ---------      -----------
                                                            $  27,623           100.0%
                                                            =========      ===========

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND


                                                                      Market
Name of Issuer                                            Shares       Value
                                                                      (000's)
COMMON STOCK

Argentina - 0.2%
   Banco Frances SA (B0) ............................       10,000    $    29
   GPO Finance Galicia (F1) .........................       40,460         19
   IRSA Inversiones y Representaciones
   SA (R2) ..........................................       29,022         21
   PC Holdings SA - Cl. B (F1) ......................       53,132         92
   Siderar SAIC - Cl. A (A5) ........................        1,303          1
   Siderca SAIC (A5) ................................       35,000         81
                                                                      -------
                                                                          243

Australia - 2.4%
   AMP Diversified Property Trust (R3) ..............      106,700        141
   AMP, Ltd. * (47) .................................       23,500        222
   Aristocrat Leisure Limited (50) ..................       13,100         44
   Brambles Industries, Ltd. (27) ...................        2,890         15
   Broken Hill Proprietary Co., Ltd. (27) ...........       43,785        235
   Coles Myer, Ltd. (R4) ............................       36,200        156
   CSL, Ltd. (H1) ...................................        2,600         69
   CSR, Ltd. (24) ...................................       31,200        108
   Foster's Brewing Group, Ltd. (F2) ................       39,000         97
   General Property Trust (R3) ......................       53,300         77
   Lend Lease Corp. (F1) ............................        5,100         34
   National Australia Bank, Ltd. (B0) ...............       20,700        338
   News Corp., Ltd. (ME) ............................       29,300        234
   Onesteel. Ltd. (A5) ..............................        8,775          5
   Orica, Ltd. (27) .................................        8,400         31
   Pacific Dunlop, Ltd. (27) ........................       59,000         31
   Paperlinx (P1) ...................................        4,800         12
   QBE Insurance Group, Ltd. (47) ...................        9,400         37
   Rio Tinto, Ltd. (C3) .............................        6,900        131
   Santos, Ltd. (OG) ................................       18,500         59
   Tabcorp Holdings, Ltd. (50) ......................       16,400         83
   Telstra Corp., Ltd. (T1) .........................       88,200        246
   Westfield Trust (R3) .............................       54,000         96
   Westpac Banking Corp., Ltd. (B0) .................       19,900        160
   WMC, Ltd. (27) ...................................       26,300        129
   Woolworth's, Ltd. (R4) ...........................       30,300        174
                                                                      -------
                                                                        2,964

Austria - 1.1%
   Bohler-Uddeholm AG (A5) ..........................        1,500         60
   BWT AG (65) ......................................        2,000         44
   Erste Bank NPV (B0) ..............................        2,400        127
   Flughafen Wien AG (T3) ...........................        4,000        107
   Mayr-Melnhof Karton Ag (P1) ......................        1,800         85
   Oesterreichische
   Elektrizitaetswirtschafts AG (U1) ................        3,900        292
   OMV AG (OG) ......................................        3,000        251
   RHI AG (27) ......................................        2,900         19
   Telekom Austria NPV (T1) .........................       25,198        209
   VA Technologie AG (E3) ...........................        2,100         46
   Wienerberger Baustoffindustrie AG
   (24) .............................................        7,200        101
                                                                      -------
                                                                        1,341

Belgium - 1.7%
   Barco NV (EP) ....................................          559         20
   BarcoNet NV * (EP) ...............................        1,118          6
   Bekaert NV (MM) ..................................          890         34
   Colruyt, NV (P5) .................................        1,870         82
   Compagnie Maritime Belge SA (T3) .................        1,621         74
   D' Ieteren SA (A3) ...............................          190         31
   Delhaize SA (P5) .................................        1,255         65
   Electrabel SA (U1) ...............................        1,536        320
   Fortis NPV (27) ..................................       20,292        527
   GPE Bruxelles (27) ...............................        4,265        224
   Heidelberger Zement AG (24) ......................        1,048          0
   Interbrew NPV (F2) ...............................        2,636         72
   KBC Bancassurance Holding NV (B0) ................        7,640        256
   NV Union Miniere SA * (C2) .......................        1,461         58
   Solvay SA (F1) ...................................        2,115        127
   UCB SA (H2) ......................................        4,500        182
                                                                      -------
                                                                        2,078

Brazil - 0.2%
   Centrais Electricas Brasileiras SA (U1) ..........    1,477,000         21
   Companhia de Bebidas das Americas *
     (F2) ...........................................      128,000         24
   Petrol Brasilieros (0D) ..........................        5,500        125
   Tele Norte Leste Participacoes SA (U3) ...........    3,196,000         42
                                                                      -------
                                                                          212

Czech Republic - 0.2%
   Ceska Sporitelna AS (B0) .........................        3,100         26
   Ceske Energeticke Zavody AS (U1) .................       21,600         47
   Komercni Banka AS (B0) ...........................        1,700         49
   SPT Telecom AS (T1) ..............................        6,300         64
                                                                      -------
                                                                          186

Denmark - 0.9%
   AS Dampskibsselskabet Svendborg -
     Cl. B (T3) .....................................           18        164
   Dampskibsselskabet AF 1912 - Cl. B
     (T3) ...........................................           15        102
   Danisco AS (F2) ..................................        1,250         45
   Danske Bank (B0) .................................       11,500        185
   ISS AS (B1) ......................................        1,650         81
   Novo Nordisk AS (H2) .............................        8,250        337
   Novozymes AS - Ser. B * (OG) .....................        1,450         29
   Tele Danmark AS (T1) .............................        4,150        148
   Vestas Wind Systems AS (DI) ......................        2,500         68
                                                                      -------
                                                                        1,159

Finland - 0.9%
   Nokia Oyj (H2) ...................................       36,000        928
   Sampo Insurance Co. plc (47) .....................        4,700         37
   Sonera Oyj (T1) ..................................        7,788         39
   UPM-Kymmene Corp. * (P1) .........................        2,100         70
                                                                      -------
                                                                        1,074

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                Market
        Name of Issuer                               Shares     Value
                                                                (000's)

COMMON STOCK - Continued

France - 8.6%
   Accor SA (50) ................................       992      $ 36
   Air Liquide (C1) .............................     1,306       183
   Alcatel (TE) .................................    18,887       323
   AXA (47) .....................................    23,551       492
   Banque Nationale de Paris (B0) ...............     6,348       568
   Bouygues SA (24) .............................     4,696       154
   Cap Gemini SA (B1) ...........................     1,622       117
   Carrefour SA (P5) ............................     8,586       446
   Casino Guichard-Perrachon SA (P5) ............     1,636       126
   Club Mediterranee SA (50) ....................       838        31
   Compagnie de St. Gobain (24) .................     1,240       187
   Dassault Systemes SA (23) ....................     1,995        96
   Essilor International (27) ...................     1,880        57
   France Telecom (T1) ..........................    11,292       451
   Groupe Danone (S1) ...........................     1,897       231
   Imercys (24) .................................       178        17
   L'Oreal SA (S1) ..............................     9,329       672
   Lafarge SA (24) ..............................     1,850       173
   Lagardere S.C.A. (27) ........................     2,436       102
   LVMH (Louis Vuitton Moet Hennessy) (F2) ......     4,983       203
   Michelin (A2) ................................     1,649        54
   Pernod Ricard (F2) ...........................       369        29
   Peugoet SA (A3) ..............................     4,133       176
   Pinault-Printemps-Redoute SA (R4) ............     1,465       189
   Rhone-Poulenc SA (B0) ........................    11,027       783
   Sagem SA (EP) ................................       627        38
   Sanofi-Synthelabo SA * (H2) ..................     9,205       687
   Schneider SA (M1) ............................     2,599       125
   Societe BIC SA (B1) ..........................     1,234        42
   Societe Generale - Cl. A (B0) ................     6,189       346
   STMicroelectronics (EP) ......................    12,166       390
   SUEZ (27) ....................................    14,029       425
   Thomson CFS (EP) .............................     2,736        94
   Total Fina SA - Cl. B (OG) ...................    10,553     1,507
   Unibail SA (R3) ..............................       932        47
   Usinor SA (A5) ...............................     3,397        42
   Valeo SA (A2) ................................     1,489        59
   Vivendi Universal SA (27) ....................    15,051       824
                                                              -------
                                                               10,522

Germany - 11.6%
   Adidas-Salomon AG (L1) .......................     1,620       121
   Allianz AG - Reg. (47) .......................     5,930     1,404
   BASF AG (C1) .................................    16,160       601
   Bayer AG (C1) ................................    17,330       552
   Bayerische Vereinsbank AG (B0) ...............    13,222       404
   Beiersdorf AG (S1) ...........................     2,220       252
   DaimlerChrysler AG (A3) ......................    26,144     1,125
   Deutsche Bank AG (B0) ........................    16,050     1,134
   Deutsche Telekom AG (U3) .....................    72,240     1,241
   Deutshe Post (B9) ............................     1,324        18
   Douglas Holding AG (S1) ......................     1,090        30
   E.On AG (27) .................................    18,998       984
   Epcos AG (EP) ................................     1,246        62
   Fresenius Medical Care AG (H1) ...............     2,350       145
   Heidelberg Zement * (24) .....................     1,878        90
   Infineon Technologies AG (EP) ................     3,429        70
   Kamps AG (F2) ................................     2,666        21
   Karstadt AG (R4) .............................     3,250       129
   Linde AG (E3) ................................     3,300       134
   Lufthansa AG (T3) ............................     4,730        62
   MAN AG (27) ..................................     3,900        83
   Merck KGAA (H2) ..............................     2,360        87
   Metro AG * (R4)                                    7,450       264
   Muenchener Rueckversicherungs-
     Gesellschaft AG - Reg. (47) ................     3,910     1,061
   Preussag AG (27) .............................     6,400       157
   RWE AG (U1) ..................................    14,500       545
   SAP AG (23) ..................................     7,880     1,026
   Schering AG (H2) .............................     4,890       259
   SGL Carbon AG (C1)                                 1,190        24
   Siemens AG (27) ..............................    23,840     1,578
   Thyssen Krupp AG (24)                              5,696        83
   Volkswagen AG (A3) ...........................     5,985       280
   WCM Beteiligungs-und Grundbesitz
     AG (27) ....................................     8,076        88
                                                              -------
                                                               14,114

Greece - 0.6%
   Alpha Credit Bank (B0) .......................     3,993        71
   Aluminum Co. of Greece (C2) ..................       470        14
   Bank of Piraeus (B0) .........................     6,942        62
   Commercial Bank of Greece (B0) ...............     2,627        87
   EFG Eurobank * (B0) ..........................     3,211        45
   Hellenic Bottling Co. SA (F2) ................        63         1
   Hellenic Telecommunication
     Organization SA (T1) .......................     3,042        49
   Intracom SA (TE) .............................     3,016        39
   Lambrakis Publishing (L2) ....................     2,408         9
   National Bank of Greece SA (B0) ..............     9,789       233
   Panafon Hellenic Telecom SA (T1) .............     7,597        39
   Titan Cement Co. SA (24) .....................     1,400        50
   Viohalco ORD (27) ............................     3,099        25
                                                              -------
                                                                  724

Hong Kong - 1.7%
   Beijing Datang Power Generation Co.,
     Ltd. (U1) ..................................   165,000        52
   Cathay Pacific Airways (T3) ..................    20,000        26
   China Southern Airlines Company Ltd.
     * (T3) .....................................    97,000        28
   China Telecom (Hong Kong), Ltd. (T1) .........   114,000       401
   Citic Pacific, Ltd. (E3) .....................    34,000        76
   CLP Holdings, Ltd. (U1) ......................    30,600       117
   Guangshen Railway Co., Ltd. (T3) .............   329,000        54
   Hang Seng Bank, Ltd. (B0) ....................    19,500       215

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                    Market
        Name of Issuer                                   Shares      Value
                                                                    (000's)

COMMON STOCK - Continued

Hong Kong - Continued
   Henderson Land Development Co.,
     Ltd. (R2) ...................................       22,000    $   100
   HSBC Holdings plc (B0) ........................        4,900         57
   Hutchison Whampoa, Ltd. (B1) ..................       28,500        276
   Johnson Electric Holdings, Ltd. (U1) ..........        7,000          7
   Legend Holdings (25) ..........................      122,000         62
   Li & Fung, Ltd. (B1) ..........................       36,000         41
   New World Development Co., Ltd. (R2) ..........       48,000         42
   Pacific Century Cyberworks, Ltd. * (TE) .......      159,380         44
   Sun Hung Kai Properties, Ltd. (R3) ............       29,000        234
   Swire Pacific, Ltd. - Cl. A (27) ..............       23,500        128
   Wharf (Holdings), Ltd. (27) ...................       36,000         88
                                                                   -------
                                                                     2,048

Hungary - 0.4%
   Gedeon Richter Rt. (H1) .......................          900         49
   Magyar Tavkozlesi Rt. (U3) ....................       36,200        119
   MOL Magyar Olaj-es Gazipari Rt. (OG) ..........        7,500        136
   OTP Bank Rt. (B0) .............................        2,300        138
                                                                   -------
                                                                       442

India - 0.0%
   Mahindra & Mahindra, Ltd. - GDR (A3) ..........       16,500         28

Ireland - 0.6%
   Allied Irish Banks plc (B0) ...................       10,300        119
   CRH plc (E3) ..................................        5,600         99
   Elan Corp. (H2) ...............................        4,050        187
   Irish Life & Permanent plc (F1) ...............        9,553         97
   Jefferson Smurfit Group plc (B2) ..............       39,900         87
   Kerry Group plc (F2) ..........................        5,800         71
   Ryanair Holdings * (T3) .......................       12,468         79
                                                                   -------
                                                                       739

Israel - 0.5%
   Bank Hapoalim (B0) ............................       43,700         94
   Bezeq Israeli Telecommunication
     Corp., Ltd. (U3) ............................       75,700        102
   IDB Holding Corp., Ltd. (I2) ..................        5,100        140
   Makteshim-Agan Industries, Ltd. * (C1) ........       26,900         55
   Teva pharmaceutical Industries, Ltd. (H2) .....        2,900        178
                                                                   -------
                                                                       569

Italy - 7.5%
   Alitalia SpA (T3) .............................       50,000         45
   Assicurazioni Generali (47) ...................       38,132      1,059
   Autogrill SpA (P5) ............................       10,001         93
   Autostrade SpA (A3) ...........................       28,175        196
   Banca Intesa SpA (B0) .........................      203,200        482
   Banca Popolare di Milano (B0) .................       18,100         63
   BCA Di Roma (B0) ..............................       15,000         30
   Benetton Group SpA (R4) .......................       10,397        118
   Bipop-Carire SpA (B0) .........................       39,856         66
   Bulgari SpA (R4) ..............................        8,900         69
   Enel SpA * (U1) ...............................      111,599        629
   ENI EUR1 (OD) .................................      116,900      1,465
   Fiat SpA (A3) .................................       15,350        234
   Fiat SpA - RNC (A3) ...........................          720          7
   Italcementi SpA (24) ..........................       10,920         86
   Italgas (U2) ..................................       12,650        119
   La Rinascente SpA (24) ........................       10,500         37
   Mediaset SpA (L2) .............................       23,200        169
   Mediobanca SpA (I2) ...........................       19,500        218
   Mondadori (Arnoldo) Editore SpA (L2) ..........       10,800         68
   Parmalat Finanziaria (F2) .....................       35,352         95
   Pirelli SpA (27) ..............................       71,100        125
   Riunione Adriatica di Sicorta SpA (47) ........       21,129        249
   Riunione Adriatica di Sicorta SpA - RNC (47) ..        2,920         29
   San Paolo-IMI SpA (B0) ........................       43,680        468
   Seat Pagine Gialle SpA (L2) ...................       86,577         70
   Telecom Italia Mobile SpA (T1) ................      217,600      1,214
   Telecom Italia Mobile SpA - RNC (T1) ..........        8,200         31
   Telecom Italia SpA (T1) .......................      105,050        898
   Telecom Italia SpA - RNC (T1) .................       25,450        136
   Tiscali SpA (27) ..............................        4,669         42
   UniCredito Italiano SpA (B0) ..................      146,600        588
                                                                   -------
                                                                     9,198

Japan - 26.3%
   77 Bank, Ltd. (B0) ............................       18,000         80
   Acom Co., Ltd. (LR) ...........................        3,200        233
   Advantest (EP) ................................        2,400        136
   Ajinomoto Co., Inc. (F2) ......................       18,000        176
   Alps Electric Co. (EP) ........................        6,000         41
   Amada Co., Ltd (M1) ...........................       11,000         44
   Asahi Bank, Ltd. (B0) .........................       67,000         42
   Asahi Breweries, Ltd. (F2) ....................       13,000        117
   Asahi Chemical Industry Co., Ltd. (C1) ........       39,000        137
   Asahi Glass Co., Ltd. (HP) ....................       30,000        177
   Asatsu DK (B9) ................................        1,000         20
   Bank of Yokohama, Ltd. (B0) ...................       22,000         77
   Benesse Corp. (B1) ............................        2,600         67
   Bridgestone Corp. (A2) ........................       21,000        222
   Canon, Inc. (B1) ..............................       18,000        620
   Casio Computer Co. (EP) .......................        9,000         39
   Central Japan Railway Co. (T3) ................           55        356
   Chugai Pharmaceutical Co., Ltd. (H2) ..........        4,000         46
   Citizen Watch Co., Ltd. (R4) ..................       10,000         50
   Credit Saison Co., Ltd. (F1) ..................        3,600         70
   CSK Corp. (23) ................................        2,100         49
   Dai-Ichi Pharmaceutical Co., Ltd. (H2) ........        7,000        136
   Dai-Nippon Ink & Chemicals, Inc. (C1) .........       24,000         34
   Dai-Nippon Printng Co., Ltd. (B1) .............       19,000        190

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
        Name of Issuer                                      Shares        Value
                                                                         (000's)

COMMON STOCK - Continued

Japan - Continued
   Daicel Chemical Industries, Ltd. (C1) ...............    10,000       $ 29
   Daiei, Inc. (M4) ....................................     9,000          5
   Daikin Industries, Ltd. (24) ........................     5,000         78
   Dainippon Screen Manufacturing Co., Ltd. (B3) .......     7,000         22
   Daito Trust Construction Co., Ltd. (R1) .............     3,600         55
   Daiwa Bank Holdings NPV (B0) ........................    52,000         33
   Daiwa House Industry Co., Ltd. (I1) .................    16,000         91
   Daiwa Securities Group, Inc. (I2) ...................    30,000        158
   Denki Kagaku Kogyo (EP) .............................     3,000          7
   Denso Corp. (EP) ....................................    19,000        252
   East Japan Railway Co. (T3) .........................        96        464
   Ebara Corp. (M1) ....................................     9,000         54
   Eisai Co. Ltd. (H2) .................................     8,000        199
   Fanuc, Ltd. (B3) ....................................     3,900        166
   Fast Retailing Co. (R4) .............................       300         27
   FUJI Machine Manufacturing Co, LTD. (M1) ............     1,000         13
   Fuji Photo Film (50) ................................    10,000        357
   Fuji Soft ABC, Inc. (23) ............................     1,000         40
   Fuji Television Network, Inc. (ME) ..................        11         44
   Fujikura (B3) .......................................    11,000         41
   Fujitsu, Ltd. (B3) ..................................    46,000        335
   Furukawa Electric Co. (TE) ..........................    16,000         85
   Hirose Electric Co., Ltd. (EP) ......................     1,200         82
   Hitachi, Ltd. (EP) ..................................    77,000        564
   Honda Motor Co. (A3) ................................    19,700        786
   Hoya Corp. (EP) .....................................     3,000        179
   Isetan Co., Ltd. (R4) ...............................     7,000         72
   Ishikawajima-Harima Heavy Industries
     Co., Ltd. (27) ....................................    28,000         44
   Ito-Yokado Co., Ltd. (R4) ...........................    10,000        452
   Itochu Corp. (27) ...................................    34,000         77
   Japan Airlines Co., Ltd. (T3) .......................    24,000         58
   Japan Energy Corp. (OG) .............................    26,000         29
   Japan Tobacco, Inc. (F2) ............................        41        258
   JGC Corp. (DI) ......................................     5,000         37
   Joyo Bank, Ltd. (B0) ................................    29,000         80
   Jusco Co., Ltd. * (R4) ..............................     8,000        181
   Kajima Corp. (24) ...................................    25,000         68
   Kamigumi Co., Ltd. (T3) .............................     2,000          8
   Kanebo (27) .........................................     5,000          8
   Kaneka Corp. (C1) ...................................     5,000         30
   Kansai Electric Power Co., Inc. (U1) ................     5,200         74
   KAO Corp. (S1) ......................................    16,000        333
   Kawasaki Heavy Industry, Ltd. (27) ..................    37,000         34
   Kawasaki Kisen (T3) .................................    23,000         31
   Kawasaki Steel Corp. (A5) ...........................    87,000         88
   Keihin Electric Express Railway Co., Ltd. (T3) ......    17,000         64
   Kinden Corp. (E3) ...................................    12,000         56
   Kinki Nippon Railway (T3) ...........................    36,000        115
   Kirin Brewery Co. (F2) ..............................    21,000        150
   Kokuyo Co. (B1) .....................................     6,000         50
   Komatsu, Ltd. (M1) ..................................    28,000        100
   Komori Corp. (M1) ...................................     3,000         34
   Konami Co., Ltd. (25) ...............................     3,500        104
   Konica Corp. (50) ...................................    11,000         65
   Kubota Corp. (M1) ...................................    40,000        105
   Kuraray Co., Ltd. (L1) ..............................    10,000         64
   Kurita Water Industries, Ltd. (65) ..................     3,000         37
   Kyocera Corp. (EP) ..................................     4,100        268
   Kyowa Hakko Kogyo Co., Ltd. (H2) ....................     9,000         43
   Makita Corp. (M4) ...................................     8,000         39
   Marubeni Corp. (27) .................................    22,000         13
   Marui Co., Ltd. (R4) ................................    10,000        118
   Matsushita Communication Industries (T1) ............       600         16
   Matsushita Electric Industrial Co. (EP) .............    45,000        578
   Meitic Corp. (25) ...................................     1,000         24
   Minebea Co., Ltd. (C1) ..............................     4,000         22
   Mitsubishi Chemical Corp. (C1) ......................    56,000        119
   Mitsubishi Corp. (27) ...............................    34,000        221
   Mitsubishi Electric Corp. (EP) ......................    56,000        217
   Mitsubishi Estate Co., Ltd. (R1) ....................    30,000        220
   Mitsubishi Gas Co. (U2) .............................     5,000          7
   Mitsubishi Heavy Industries, Ltd. (M1) ..............    74,000        198
   Mitsubishi Logistcs Corp. (T3) ......................     7,000         50
   Mitsubishi Materials Corp. (C3) .....................    39,000         53
   Mitsubishi Paper Mills (P1) .........................    13,000         19
   Mitsubishi Rayon Co., Ltd. (L1) .....................    23,000         60
   Mitsubishi Tokyo Finance (F1) .......................       152      1,020
   Mitsui & Co., Ltd. (27) .............................    31,000        154
   Mitsui Engineering & Shipbuilding
     Co., Ltd. (24) ....................................    15,000         15
   Mitsui Fudosan Co., Ltd. (R1) .......................    21,000        160
   Mitsui Marine & Fire Insurance Co.,
     Ltd. (47) .........................................    30,000        141
   Mitsui Mining & Smelting Co., Ltd. (C2) .............    17,000         56
   Mitsukoshi, Ltd. (R4) ...............................    14,000         39
   Mizuho Holdings, Inc. * (F1) ........................       193        393
   Mori Seiki Co., Ltd. (M1) ...........................     5,000         30
   Murata Manufacturing Co., Ltd. (EP) .................     5,200        312
   NAMCO, Ltd. (50) ....................................     2,600         50
   NEC Corp. (25) ......................................    41,000        418
   NGK Insulators (A2) .................................    11,000         81
   NGK Spark Plug Co. (A2) .............................     7,000         50
   Nidec Corp. (M1) ....................................     1,800         95
   Nikko Securities Co., Ltd. (I2) .....................     6,000         27
   Nikon Corp. (50) ....................................    10,000         77
   Nintendo Corp., Ltd. (50) ...........................     3,200        561
   Nippon Comsys Corp. (E3) ............................     4,000         21
   Nippon Express Co., Ltd. (T3) .......................    28,000         95
   Nippon Mitsubishi Oil Co., Ltd. (OG) ................    29,000        111
   Nippon Sheet Glass Co., Ltd. (27) ...................    11,000         35
   Nippon Steel Co. (A5) ...............................   133,000        192

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                      Market
        Name of Issuer                                   Shares       Value
                                                                     (000's)

COMMON STOCK - Continued

Japan - Continued

   Nippon Telegraph & Telephone Corp. (U3) .........        200      $ 652
   Nippon Unipac Holding, Co. * (P1) ...............         27        121
   Nippon Yusen Kabushiki Kaisha (T3) . ............     40,000        121
   Nissan Motor Acceptance Corp. (A3) . ............     81,000        430
   Nitto Denko Corp. (EP) ..........................      4,000         92
   Nomura Securities Co., Ltd. (I2) ................     39,000        500
   NSK, Ltd. (C2) ..................................     13,000         45
   NTN Corp. (MM) ..................................      9,000         15
   NTT DATA Corp. (B9) .............................         13         46
   NTT Mobile Communications
     Network, Inc. (T1) ............................         45        529
   Obayashi Corp. (24) .............................     16,000         45
   Oji Paper Co. (P1) ..............................     27,000        107
   Olympus Optical Co. (50) ........................      6,000         86
   Omron Corp. (EP) ................................      8,000        107
   Onward Kashiyama Co., Ltd. (L1) .................      7,000         67
   Oriental Land Co., Ltd. (50) ....................      2,400        165
   Orix Corp. (F1) .................................      1,100         99
   Osaka Gas Co. (U2) ..............................     51,000        122
   Pioneer Corp. (EP) ..............................      5,000        109
   Promise Co., Ltd. (F2) ..........................      2,600        141
   Ricoh Co., Ltd. (EP) ............................      4,000         74
   Rohm Co., Ltd. (EP) .............................      2,400        312
   Sankyo Co., Ltd. (H2) ...........................     12,000        206
   Sanrio Co., Ltd. * (M4) .........................      3,000         24
   Sanyo Electric Co. (EP) .........................     47,000        222
   Secom Co. (B1) ..................................      4,500        226
   Sega Enterprises (M4) ...........................      4,300         86
   Sekisui Chemical Co. (C1) .......................     20,000         53
   Sekisui House, Ltd. (24) ........................     21,000        152
   Seven-Eleven Japan (P5) .........................      4,000        146
   Sharp Corp. (EP) ................................     30,000        351
   Shimamura Co., Ltd. (R4) ........................      1,000         59
   Shimano, Inc. (50) ..............................      5,000         57
   Shimizu Corp. (24) ..............................     19,000         64
   Shin-Etsu Chemical Co. (C1) .....................      9,000        324
   Shionogi & Co., Ltd. (H2) .......................      6,000        103
   Shiseido Co., Ltd. (C1) .........................     14,000        129
   Shizuoka Bank, Ltd. (B0) ........................     19,000        144
   Showa Denko (B1) ................................     23,000         25
   Showa Shell Sekiyu K.K. (OG) ....................     12,000         64
   Skylark Co., Ltd. (F2) ..........................      3,000         50
   SMC Corp. (M1) ..................................      1,900        193
   Softbank Corp. (23) .............................      6,800        110
   Sony Corp. (EP) .................................     20,200        924
   Sumitomo Bank (B0) ..............................    116,000        491
   Sumitomo Chemical Co. (C1) ......................     39,000        132
   Sumitomo Corp. (27) .............................     20,000         92
   Sumitomo Electric Industries (TE) ...............     19,000        133
   Sumitomo Heavy Industry (M1) ....................     23,000         12
   Sumitomo Metal Industries (A5) ..................    102,000         33
   Sumitomo Metal Mining Co. (C3) ..................     17,000         57
   Sumitomo Osaka Cement (24) ......................      5,000          7
   Sumitomo Trust & Banking (06) ...................      4,000         16
   Taiheiyo Cement (24) ............................     17,000         26
   Taisho Pharmaceutical Co., Ltd. (H2) ............      9,000        141
   Taiyo Yuden Co., Ltd. (EP) ......................      4,000         61
   Takara Shuzo Co., Ltd. (F2) .....................      4,000         34
   Takashimaya Co. (R4) ............................      9,000         53
   Takeda Chemical Industries (C1) .................     21,000        951
   Takefuji Corp. (LR) .............................      2,980        216
   TDK Corp. (EP) ..................................        600         28
   Teijin, Ltd. (L1) ...............................     25,000         96
   Teikoku Oil Co., Ltd. (OG) ......................     15,000         55
   Terumo Corp. (H2) ...............................      4,000         52
   The Bank of Fukuoka, Ltd. (B0) ..................      8,000         27
   The Chuo Mitsui Trust and Banking
     Co., Ltd. (B0) ................................     17,000         17
   TIS, Inc. (B1) ..................................      1,000         24
   Tobu Railway Co., Ltd. (T3) .....................     29,000         76
   Toda Corp. (27) .................................      3,000          8
   Toho Co., Ltd. (ME) .............................        500         54
   Tohoku Electric Power (U1) ......................      9,100        125
   Tokio Marine & Fire Insurance Co. (47) ..........     37,000        271
   Tokyo Broadcasting (ME) .........................      3,000         46
   Tokyo Electric Power (U1) .......................     32,600        694
   Tokyo Electron, Ltd. (EP) .......................      4,300        211
   Tokyo Gas Co. (U2) ..............................     27,000         72
   Tokyu Corp. (T3) ................................     26,000         78
   Toppan Printing Co. (M4) ........................     20,000        185
   Toray Industries, Inc. (L1) .....................     33,000         80
   Toshiba Corp. (EP) ..............................     72,000        247
   Tosoh Corp. (C1) ................................      5,000         10
   Tostem Corp. (24) ...............................      9,000        122
   Toto, Ltd. (HP) .................................     13,000         62
   Toyo Seikan Kaisha, Ltd. (B2) ...................      5,000         64
   Toyota Motor Corp. (A3) .........................     72,100      1,827
   Trans Cosmos, Inc. (23) .........................        700         18
   Trend Micro, Inc. (EP) ..........................      1,000         24
   Ube Industries (C1) .............................     21,000         21
   UFJ Holdings, Inc. (F1) .........................         13         29
   Uni-Charm Corp. (P1) ............................      2,500         52
   UNY Co., Ltd. (R4) ..............................      7,000         71
   Wacoal Corp. (L1) ...............................      8,000         64
   World Co., LTD. (L1) ............................      1,400         42
   Yakult Honsha Co. (F2) ..........................      2,000         15
   Yamaha Corp. (50) ...............................      6,000         44
   Yamanouchi Pharmaceutical Co., Ltd. (H2) ........      8,000        211
   Yamato Transport Co., Ltd. (T3) .................     12,000        226
   Yokogawa Electric (EP) ..........................      8,000         64
                                                                   -------
                                                                    32,213

Malaysia - 0.7%
   Berjaya Sports Toto Berhad (50) .................     28,000         47
   Commerce Asset Holdings (B0) ....................     22,000         43

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                         Market
        Name of Issuer                                        Shares      Value
                                                                         (000's)

COMMON STOCK - Continued

Malaysia - Continued
   Gamuda Berhad (24) ..................................      22,000      $ 26
   IJM Corporation Berhad (24) .........................      19,000        21
   Magnum Corp. Berhad (50) ............................      99,000        55
   Malayan Banking Berhad (B0) .........................      53,000       116
   Malaysia International Shipping Berhad (T3) .........      52,000        94
   Public Bank Berhad (F1) .............................      58,400        41
   Resorts World Berhad (50) ...........................      35,000        57
   RHB Capital Berhad (B0) .............................      41,000        25
   Sime Darby Berhad (F1) ..............................      68,000        88
   Telekom Malaysia Berhad (T1) ........................      40,000       108
   Tenaga Nasional Berhad (U1) .........................      44,000       124
   YTL Corp., Berhad (27) ..............................      23,460        30
                                                                       -------
                                                                           875

Mexico - 1.1%
   America Movil SA de CV - Ser. L (T1) ................     100,000        96
   Cemex SA de CV - CPO * (24) .........................      27,000       136
   Cifra SA de CV - Ser. V (R4) ........................      58,000       158
   Fomento Economico Mexicano SA de
     CV (F2) ...........................................      20,000        68
   Grupo Carso SA de CV - Ser. A1 (27) .................      24,000        80
   Grupo Financiero Bancomer SA de CV
     - Cl. O (F1) ......................................     126,000       115
   Grupo Modelo SA de CV - Ser. C (F2) .................      52,000       116
   Grupo Televisa SA * (ME) ............................      53,000       112
   Kimberly-Clark de Mexico SA de CV (P1) ..............      32,000        96
   Nuevo Grupo Mexico (C2) .............................      18,000        18
   Telephonos de Mexico SA - Ser. L (U3) ...............     200,000       347
   Wal-Mart de Mexico SA de CV - Ser. C (R4) ...........      25,000        59
                                                                       -------
                                                                         1,401

Netherlands - 2.8%
   ABN Amro Holding NV (B0) ............................      17,300       279
   Aegon NV (47) .......................................      11,400       308
   Akzo Nobel NV (C1) ..................................         670        30
   ASM Lithography Holding NV (25) .....................       5,100        89
   Elsevier NV (L2) ....................................       9,300       110
   Heineken NV (F2) ....................................       2,968       113
   ING Groep NV (47) ...................................      17,000       433
   Koninklije KPN NV (T1) ..............................      11,420        58
   Koninklijke (Royal) Philips Electronics
     NV (EP) ...........................................      13,256       394
   Koninklijke Ahold NV (P5) ...........................       7,000       204
   Royal Dutch Petroleum Co. (OD) ......................      18,350       929
   TNT Post Group NV (T3) ..............................       5,610       121
   Unilever NV - CVA (S1) ..............................       5,419       318
   Wolters Kluwer NV - CVA (L2) ........................       2,300        52
                                                                       -------
                                                                         3,438

New Zealand - 0.6%
   Carter Holt Harvey, Ltd. (P1) .......................      75,200        53
   Contact Energy Limited (U1) .........................      62,600       104
   Fisher & Paykel AP NPV (HP) .........................      12,649        53
   Fisher & Paykel Industries, Inc. (HP) . .............       8,443        60
   Fletcher Building (24) ..............................      73,900        91
   Telecom Corp. of New Zealand, Ltd. (T1) .............     111,100       231
   The Warehouse Group Limited (R4) ....................      29,000        80
                                                                       -------
                                                                           672

Norway - 1.3%
   Bergesen d.y. ASA - Cl. A (T3) ......................       4,300        76
   Den Norske Bank (B0) ................................      39,760       179
   Elkem ASA (C2) ......................................       4,400        73
   Frontlinel, Ltd. (T3) ...............................       1,800        19
   Kvaerner plc (24) ...................................       7,600         7
   Merkantildata ASA (23) ..............................       9,800        12
   Norsk Hydro ASA (27) ................................      11,140       467
   Norske Skogindustrier ASA - Cl. A (P1) ..............       7,600       143
   Opticom AS (EP) .....................................         160         7
   Orkla ASA (27) ......................................      11,820       200
   Petroleum Geo-Services ASA (OG) .....................       6,240        48
   SMEDVIG (OD) ........................................       3,600        29
   Smedvig ASA - B Shares (OD) .........................       4,600        31
   Statoil ASA (OD) ....................................       6,920        47
   Storebrand ASA (47) .................................      16,140        93
   Tandberg ASA (27) ...................................       1,960        44
   Telenor AS (T1) .....................................      11,120        48
   Tomra Systems ASA (65) ..............................      10,000        96
                                                                       -------
                                                                         1,619

Philippines - 0.1%
   Ayala Land, Inc. (R2) ...............................      36,460         3
   Metropolitan Bank & Trust Co. (B0) ..................      13,090        52
   Philippine Long Distance Telephone
     Co. (U3) ..........................................       3,200        26
   SM Prime Holdings, Inc. (R2) ........................     545,000        67
                                                                       -------
                                                                           148

Portugal - 0.7%
   Banco Comercial Portgues, SA (B0) ...................      33,000       134
   BPI-SGPS, SA - Registered Shares (I2) ...............      32,490        65
   Brisa-Auto Estradas de Portugal, SA (24) ............      16,750        71
   Electricidade de Portugal, SA (U1) ..................      67,500       147
   Jeronimo Martins, SGPS, SA (P5) .....................       3,600        30
   Portugal Telecom, SA (T1) ...........................      46,000       358
   Sonae SGPS, SA (R4) .................................      87,600        63
                                                                       -------
                                                                           868

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
        Name of Issuer                                          Shares    Value
                                                                         (000's)

COMMON STOCK - Continued

Singapore - 0.5%
   Chartered Semiconductor
     Manufacturing (EP) ...................................    12,000    $    32
   City Developments, Ltd. (R2) ...........................    29,000         95
   Cycle & Carriage, Ltd. (A3) ............................    14,000         23
   DBS Group Holdings, Ltd. (F2) ..........................    17,000        127
   Neptune Orient Lines, Ltd. (T3) ........................    14,000          7
   Oversea-Chinese Banking Corp., Ltd. (B0) ...............    16,000         95
   Singapore Airlines (T3) ................................     6,000         36
   Singapore Telecommunications, Ltd. (T1) ................   101,000         96
   United Overseas Bank, Ltd. (B0) ........................    13,448         93
                                                                         -------
                                                                             604

South Africa - 1.1%
   Anglo American Platinum Corp., Ltd. (C3) ...............     5,000        185
   Anglo American plc (C3) ................................    24,500        374
   AngloGold, Ltd. (C3) ...................................       900         32
   Barlow, Ltd. (27) ......................................    11,700         57
   Dimension Data Holdings plc (23) .......................    28,883         34
   FirstRand, Ltd. (F1) ...................................    57,900         36
   Foschini, Ltd. * (R4) ..................................    37,100         22
   Gold Fields Mining (C3) ................................     4,100         20
   Impala Platinum Holdings, Ltd. (C2) ....................     2,000         94
   Imperial Holdings, Ltd. (27) ...........................    10,091         47
   Investec Group, Ltd. (I2) ..............................     2,300         31
   Liberty Life Association of Africa, Ltd. (47) ..........    12,400         57
   M-Cell, Ltd. (T1) ......................................    40,200         44
   Nampak, Ltd. (B2) ......................................    25,500         25
   Nedcor, Ltd. (F1) ......................................     6,600         68
   Sappi, Ltd. (R2) .......................................     9,800         98
   Sasol, Ltd. (OG) .......................................    12,800        113
                                                                         -------
                                                                           1,337

South Korea - 1.7%
   Cheil Jedang Corp. (F2) ................................     1,246         47
   Hyundai Motor Co., Ltd. (A3) ...........................     5,530        114
   Kookmin Bank (B0) ......................................     5,699        217
   Korea Electric Power Corp. (U1) ........................    10,880        180
   Korea Telecom Corp. * (T1) .............................       920         35
   LG Chemicals, Ltd. (C1) ................................     1,543         10
   LG Chemical (C1) .......................................     3,055         51
   LG Electronics (EP) ....................................     3,990         76
   LG Household & Health (H1) .............................       740         16
   LG Investment & Securities Co., Ltd. (F1) ..............     1,570         18
   Pohang Iron & Steel Co., Ltd. (A5) .....................     1,230        115
   Samsung Corp. (EP) .....................................     6,120         34
   Samsung Display Devices Co. (EP) .......................     1,410         62
   Samsung Electro-Mechanics Co. (EP) .....................     2,030         68
   Samsung Electronics (EP) ...............................     3,050        650
   Samsung Fire & Marine Insurance (47) ...................     1,562         67
   Samsung Securities Co., Ltd. (F1) ......................       540         20
   Shinhan Financial (F1) .................................     2,460         33
   SK Telecom Co., Ltd. (T1) ..............................     1,260        258
                                                                         -------
                                                                           2,071

Spain - 4.0%
   ACS, Actividades de Construccion y
     Servicios, SA * (24) .................................     2,419         59
   Autopistas Concesionaria Espanola SA (T3) ..............    13,503        135
   Banco Bilbao Vizcaya SA (B0) ...........................    66,673        825
   Banco Santander Central Hispano SA (B0) ................   108,100        906
   Endesa SA (U1) .........................................    18,500        289
   Fomento de Construcciones y Contratas
     SA (24) ..............................................     4,000         83
   Gas Natural SDG SA - E Shares (U2) .....................    10,500        175
   Grupo Dragados SA (24) .................................     2,600         35
   Iberdrola SA (U1) ......................................    19,900        259
   Repsol SA (OG) .........................................    30,000        437
   Sol Melia SA (50) ......................................     5,700         43
   Tabacalera SA - Cl. A (F2) .............................     7,714        131
   Telefonica SA (U3) .....................................    99,579      1,332
   Union Electrica Fenosa SA (U1) .........................     8,400        136
   Vallehermoso SA (R2) ...................................     8,700         54
   Zeltia SA (27) .........................................     2,464         19
                                                                         -------
                                                                           4,918

Sweden - 1.7%
   Drott AB - B Shares (R1) ...............................     5,400         56
   Electrolux AB - Ser. B (HP) ............................     3,100         46
   Hennes & Mauritz AB - B Shares (R4) ....................    10,300        214
   NetCom Systems, Inc. - Cl. B (T1) ......................     1,732         63
   Nordic Baltic Holding AB (B0) ..........................    34,928        186
   SANDVIK AB (M1) ........................................     4,350         93
   Securitas AB - B Shares (B1) ...........................     8,250        157
   Skand Enskilda Banken - Cl. A (B0) .....................    10,200         93
   Skandia Forsakrings AB (47) ............................    13,900        101
   Skanska AB - Ser. B (24) ...............................     4,400         29
   Svenska Cellulosa AB - Cl. B (P1) ......................     3,100         85
   Svenska Handelsbanken, Inc. - A Shares (B0) ............     6,350         94
   Telefonaktiebolaget LM Ericsson AB * (T1) ..............   121,300        661
   Telia AB (T1) ..........................................    17,050         76
   Volvo AB (A3) ..........................................     5,750         97
                                                                         -------
                                                                           2,051

Switzerland - 1.6%
   ABB, Ltd. * (E3) .......................................     8,672         84
   Adecco SA (24) .........................................       600         33
   Credit Suisse Group (LR) ...............................     6,280        268
   Givaudan (S1) ..........................................        55         17

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                         Market
        Name of Issuer                                        Shares     Value
                                                                        (000's)

COMMON STOCK - Continued
Switzerland - Continued
   Nestle SA (F2) .....................................        1,460    $   311
   NovartisS AG (H2) ..................................       11,270        407
   Roche Holdings AG (H2) .............................        3,113        233
   Swiss Reinsurance Co. (47) .........................          600         60
   Swisscom AG - Reg. (U3) ............................          360        100
   Syngenta AG * (C1) .................................          547         28
   UBS AG (B0) ........................................        5,928        299
   Zurich Finance (F1) ................................          323         76
                                                                        -------
                                                                          1,916

Thailand - 0.2%
   Advanced Information Services (B9) .................       65,700         61
   PTT Exploration & Production Public
     Co., Ltd. (OG) ...................................       22,200         56
   Siam Cement Public Co., Ltd. (24) ..................        4,000         48
   Siam City Cement Public Co., Ltd. (24) .............        3,800         12
   TelecomAsia Corp. Public Co., Ltd. *
     (U3) .............................................      113,200         26
                                                                        -------
                                                                            203

Turkey - 0.2%
   Arcelik AS (HP) ....................................    3,934,500         41
   Tupras-Turkiye Petrol Rafinerileri AS
     (OG) .............................................     3,380,150        28
   Turkiye Garanti Bankasi AS (B0) ....................    26,634,345        49
   Turkiye Is Bankasi (Isbank) - Cl. C
     (B0) .............................................    14,914,592        83
   Yapi ve Kredi Bankasi AS (B0) ......................    18,317,805        56
                                                                        -------
                                                                            257

United Kingdom - 10.3%
   Airtours plc (50) ..................................        11,300        41
   Amvescap plc (B0) ..................................         5,300        76
   Arm Holdings plc * (B3) ............................         9,700        51
   AstraZeneca Group plc (H2) .........................        12,739       574
   Barclay's plc (B0) .................................        12,900       427
   Barratt Developments plc (24) ......................         1,400         9
   Bass plc (U1) ......................................        13,600       134
   BG Group plc (U2) ..................................        33,066       135
   BOC Group plc (C1) .................................         6,300        97
   Boots Co. plc (P4) .................................         6,600        56
   BP Amoco plc (OG) ..................................       172,100     1,336
   Brambles Industries (27) ...........................         7,600        38
   British Aerospace plc (02) .........................        24,663       111
   British Airport Authority plc (T3) .................        11,700        94
   British Airways plc (T3) ...........................         4,300        12
   British American Tobacco plc * (F2) ................        17,400       147
   British Land Co. plc (R1) ..........................         9,000        61
   British Sky Broadcast plc (ME) .....................        12,100       133
   BT Group (T1) ......................................        68,700       253
   Cadbury Schweppes plc (F2) .........................        17,900       114
   Canary Wharf Group * (R3) ..........................         8,900        58
   Carlton Communications plc (ME) ....................        13,900        49
   Centrica plc * (U2) ................................        37,600       121
   CGU plc (47) .......................................        20,600       253
   Compass Group plc * (F2) ...........................        25,122       188
   Diageo plc (F2) ....................................        24,600       281
   Dixons Group plc * (TE) ............................        23,200        79
   EMI Group plc (50) .................................         9,000        47
   GKN (A2) ...........................................         7,600        29
   GlaxoSmithKline plc * (H2) .........................        48,492     1,215
   Granada Compass plc (50) ...........................        25,122        52
   Hanson plc (24) ....................................         8,990        62
   Hays plc (27) ......................................        14,400        44
   HBOS (B0) ..........................................        21,800       252
   Hilton Group plc (50) ..............................        27,700        85
   HSBC Holdings plc (B0) .............................        73,000       855
   Imperial Chemical Industries plc (C1) ..............         7,100        39
   Invensys plc (27) ..................................        38,785        67
   J Sainsbury plc (27) ...............................        18,100        96
   Kingfisher plc (24) ................................        13,454        78
   Land Securities plc (R1) ...........................         8,400        96
   Lattice Group * (EP) ...............................        31,766        72
   Legal & General Group plc (B9) .....................        58,600       135
   Lloyds TSB Group plc (B0) ..........................        43,400       471
   Logica plc (23) ....................................         5,300        49
   Marks & Spencer plc (R4) ...........................        21,700       114
   Misys plc (25) .....................................         6,300        30
   National Grid Group plc (U1) .......................        14,900        93
   National Power plc (U1) ............................        14,200        42
   Nycomed Amersham plc (H2) ..........................         5,700        55
   P&O Princess Cruises plc * (50) ....................         7,200        42
   Pearson plc (ME) ...................................         8,100        93
   Peninsular & Oriental Steam
     Navigation Co. (T3) ..............................         6,800        23
   Prudential Corp. (47) ..............................        19,300       223
   Rank Group plc (27) ................................        18,400        62
   Reed International plc (L2) ........................         9,400        78
   Rentokil Initial plc (27) ..........................        26,700       107
   Reuters Group plc (ME) .............................        12,500       124
   Rio Tinto plc - Reg. (27) ..........................         5,300       101
   Royal Bank of Scotland Group (B0) ..................        15,500       377
   Schroders (B0) .....................................         3,150        39
   Scottish Power plc (U1) ............................        17,100        94
   Shell Transport & Trading Co. plc (OG) .............         8,300        57
   Slough Estates Finance plc * (R2) ..................         8,000        39
   Tesco plc (F2) .....................................        55,900       202
   The Great Universal Stores plc (R4) ................        11,900       111
   The Sage Group plc (ME) ............................        15,700        52
   Unilever plc (M4) ..................................        20,503       168
   United Utilities plc (A4) ..........................        10,400        93
   Vodafone AirTouch plc (T1) .........................       511,221     1,336
   WPP Group plc * (B1) ...............................         7,500        83
                                                                        -------
                                                                         12,510

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
          Name of Issuer                                      Shares      Value
                                                                         (000's)

COMMON STOCK - Continued

United States - 2.9%
   Bajaj Auto, Ltd. - GDR (A3) ..........................      5,900   $    49
   Banco Santiago SA - ADR (B0) .........................      2,900        65
   Check Point Software Technologies,
     Ltd. (23) ..........................................      4,200       168
   Compania Cervecerias Unidas SA -
     ADR (F2) ...........................................      3,900        69
   Compania de Telecomunicaciones de
     Chile SA (U3) ......................................      8,000       108
   EIH, Ltd. - GDR (R1) .................................      6,700        33
   Embotelladora Andina SA - ADR (F2) ...................      6,100        59
   Empresa Nacional de Electricidad SA -
     ADR (U1) ...........................................     10,100       105
   Enersis SA - ADR (U1) ................................      3,700        49
   Grasim Industries, Ltd. - GDR (27) ...................      7,100        40
   Great Eastern Shipping Co. - GDR (T3) ................     15,420        37
   Gujarat Ambuja Cements, Ltd. - GDR
     (24) ...............................................     19,000        75
   Hindalco Industries, Ltd. - GDR (C2) .................      4,900        63
   Huaneng Power International, Inc. -
     ADR (U1) ...........................................      1,800        43
   Indian Hotels Co., Ltd. - GDR (R1) ...................      6,700        35
   ISHARES , Inc. (F1) ..................................    188,539     2,032
   ITC, Ltd. - GDR (F2) .................................      5,900        91
   Larsen & Toubro, Ltd. - GDR (27) .....................      8,600        66
   Madeco SA - ADR (C2) .................................     15,200        39
   Ranbaxy Laboratories, Ltd. - GDR
     (H2) ...............................................      4,100        64
   Reliance Industries, Ltd. - GDR (C1) .................     11,000       150
   Tata Engineering and Locomotive Co.,
     Ltd. - GDR (A3) ....................................     26,400        52
                                                                       -------
                                                                         3,492
                                                                       -------
             TOTAL COMMON STOCK- ........................      96.9%   118,234

PREFERRED STOCK

Australia - 0.2%
   News Corp., Ltd ......................................     31,300       209

Brazil - 0.8%
   Aracruz Celulose SA (T1) .............................         32        54
   Banco Bradesco SA (B0) ...............................     20,293       110
   Banco Itau SA (B0) ...................................      1,380       105
   Centrais Electricas Brasileires SA (U1) ..............       6437        87
   Compahnia de Bebidas das Americas
     (F2) ...............................................        505       104
   Companhia Energetica de Minas Gerais
     (U1) ...............................................      6,565        94
   Companhia Vale do Rio Doce (C2) ......................          6       130
   Embratel Participacoes SA (U3) .......................      6,417        28
   Empresa Bras De Aerona (27) ..........................          2        11
   Petroleo Brasileiro SA - Petrobras (OG) ..............          5       105
   Tele Centro Sul Participacoes SA (T1) ................      6,634        52
   Tele Norte Leste Participacoes SA (T1) ...............      5,381        85
   Telesp Celular Participacoes SA (T1) .................      8,056        30
   Telesp Participacoes SA (T1) .........................      1,500        20
                                                                      --------
                                                                         1,015
Germany - 0.1%
   Volkswagen AG (A3) ...................................      3,212       100
Thailand - 0.0%
   Siam Commercial Bank Public Co.
     (B0) ...............................................     27,200        10
                                                                      --------
             TOTAL PREFERRED STOCK- .....................       1.1%     1,334

WARRANTS

Mexico - 0.0%
   Cemex SA (24)
   expires 12/21/04 (Cost $1) ...........................      2,000         1
                                                                      --------
                    TOTAL WARRANTS- .....................       0.0%         1
RIGHTS

Norway - 0.0%
   Kvaerner (24)
   expires 01/22/02 (Cost $0) ...........................     13,363         1

Thailand - 0.0%
   TelecomAsia (U3)
   expires 04/03/02 (Cost $0) ...........................     35,747         0
                                                                       -------
                       TOTAL RIGHTS-0.0% ................      0.00%         1

                                                             Par
                                                            Value
                                                           (000's)

SHORT-TERM INVESTMENTS
   John Hancock Joint Account
     2.054% due 01/02/02 ................................ $    2,584     2,584
   U.S. Treasury Bills
     1.58% due 03/28/02 .................................        299       299
                                                                      --------
            TOTAL SHORT-TERM INVESTMENTS- ...............       2.4%     2,883
                                                          ---------   --------
                       TOTAL INVESTMENTS- ...............     100.4%   122,453
     Cash and receivables, less payables- ...............      (0.4)%     (433)
                                                          ---------   --------
                              NET ASSETS- ...............     100.0%  $122,020
                                                          =========   ========

ADR-American Depository Receipt.
*Non-income producing security.
GDR-Global Depository Receipt.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND


SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY (UNAUDITED)

                                                         Market        % of
                                        Industry         Value       Long-Term
     Industry                         Abbreviation      (000s)      Investments

Bank ..............................        B0         $  14,966           12.4%
Telecommunication Services ........        T1             8,284            7.0%
Diversified Operations ............        27             7,545            6.3%
Electronic Products & Services ....        EP             7,487            6.3%
Health Care Products ..............        H2             6,745            5.7%
Insurance .........................        47             6,598            5.5%
Automobile ........................        A3             4,950            4.2%
Electric Power ....................        U1             4,897            4.1%
Telephone .........................        U3             4,280            3.6%
Chemical ..........................        C1             3,809            3.2%
Food, Beverage & Tobacco ..........        F2             3,731            3.1%
Brokerage & Investment
   Management .....................        I2             3,171            2.6%
Oil & Natural Gas Exploration &
   Production .....................        OG             3,059            2.6%
Transportation Services ...........        T3             3,052            2.6%
Retail - Department Stores ........        R4             3,043            2.6%
Financial Services ................        F1             2,963            2.6%
Construction ......................        24             2,554            2.2%
Oil - Equipment & Service .........        O1             2,381            2.0%
Leisure & Recreation ..............        50             2,125            1.7%
Commercial Sevices ................        B1             1,948            1.6%
Oil ...............................        OD              1630            1.3%
Computer Software & Services ......        23              1602            1.4%
Aerospace & Defense ...............        2               1555            1.3%
Retail - Food .....................        P5             1,190            1.0%
                                                      ---------     -----------
                                                      $ 119,570          100.0%
                                                      =========     ===========

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND


                                                                        Market
        Name of Issuer                                         Shares    Value
                                                                        (000's)
COMMON STOCK

Australia - 1.6%
   Australia & New Zealand Banking Group,
     Ltd. (B0) ...........................................     10,217   $    93
   Brambles Industries, Ltd. (27) ........................          1         0
   Broken Hill Proprietary Co., Ltd. (27) ................     36,224       195
   News Corp., Ltd. (ME) .................................      2,900        23
   Tabcorp Holdings, Ltd. (50) ...........................      6,933        35
   Woolworth's, Ltd. (R4) ................................     25,319       146
                                                                        -------
                                                                            492

Belgium - 0.5%
   Interbrew NPV (F2) ....................................      4,666       128
   UCB SA (H2) ...........................................        400        16
                                                                        -------
                                                                            144

Canada - 0.1%
   Loblaw Co., Ltd. (02) .................................        700        23
   Nortel Networks Corp. (TE) ............................          2         0
                                                                        -------
                                                                             23

Denmark - 0.2%
   Group 4 Falck (27) ....................................        403        45
   Novo Nordisk AS (H2) ..................................        300        12
                                                                        -------
                                                                             57

Finland - 2.0%
   Nokia Oyj (H2) ........................................     22,451       579
   Stora Enso Oyj - R Shares (P1) ........................        800        10
                                                                        -------
                                                                            589

France - 8.7%
   Alcatel (TE) ..........................................      3,059        52
   AXA (47) ..............................................        768        16
   Banque Nationale de Paris (B0) ........................        594        53
   Castorama Dubois, Inc. (R4) ...........................      2,055       106
   EADS, Inc. (27) .......................................     12,119       147
   L'Oreal SA (S1) .......................................        200        14
   Lafarge SA (24) .......................................      6,087       568
   Pernod Ricard (F2) ....................................      1,005        78
   Rhone-Poulenc SA (B0) .................................        300        21
   Sanofi-Synthelabo SA (H2) .............................        300        22
   Schneider SA (M1) .....................................      7,375       355
   STMicroelectronics (EP) ...............................        300        10
   Total Fina SA - Cl. B (OG) ............................      6,591       941
   Vivendi Universal SA (27) .............................      4,063       223
                                                                        -------
                                                                          2,606

Germany - 6.2%
   Allianz AG - Reg. (47) ................................        189        45
   BASF AG (C1) ..........................................        400        15
   Bayerische Motoren Werke AG (A3) ......................     16,886       589
   Deutsche Bank AG (B0) .................................        398        28
   E.On AG (27) ..........................................        400        21
   Fresenius Medical Care AG (H2) ........................        300        19
   Infineon Technologies AG (EP) .........................        700        14
   Lufthansa AG (T3) .....................................        900        12
   Muenchener Rueckversicherungs-
     Gesellschaft AG - Reg. (47) .........................      2,499       678
   SAP AG (23) ...........................................      2,782       362
   Siemens AG (27) .......................................      1,288        85
                                                                        -------
                                                                          1,868

Hong Kong - 2.3%
   CLP Holdings, Ltd. (U1) ...............................      2,500        10
   Hang Seng Bank, Ltd. (B0) .............................     22,600       249
   Hong Kong Electric HKD1 (U1) ..........................      7,000        26
   Hutchison Whampoa, Ltd. (B1) ..........................     39,700       384
   Sun Hung Kai Properties, Ltd. (R3) ....................      1,000         8
                                                                        -------
                                                                            677

Ireland - 0.0%
   Bank of Ireland (B0) ..................................        900         8

Italy - 4.7%
   Autostrade SpA (A3) ...................................      2,400        17
   Banca Nazionale del Lavoro (B0) .......................      3,700         7
   ENI (OD) ..............................................      2,900        36
   Mediaset SpA (ME) .....................................     48,800       357
   Snam Retegas (OG) .....................................    102,700       272
   Telecom Italia Mobile SpA (T1) ........................     11,500        64
   Telecom Italia SpA (T1) ...............................     27,483       235
   UniCredito Italiano SpA (B0) ..........................    102,500       411
                                                                        -------
                                                                          1,399

Japan - 20.3%
   Bandai Co. (R4) .......................................      4,000       121
   Banyu Pharmaceutical Co., Ltd. (H2) ...................     16,000       238
   Canon, Inc. (B1) ......................................      9,000       310
   Circle K Japan Co., Ltd. (P5) .........................      9,400       243
   Daiwa Securities Group, Inc. (I2) .....................     40,000       210
   Fuji Photo Film (50) ..................................      6,000       214
   Honda Motor Co. (A3) ..................................     13,900       555
   Hoya Corp. (EP) .......................................      2,000       120
   Isetan Co., Ltd. (R4) .................................      9,000        92
   Japan Airlines Co., Ltd. (T3) .........................      3,000         7
   KAO Corp. (S1) ........................................     13,000       270
   Keyence Corp. (EP) ....................................      1,300       216
   Mitsui Marine & Fire Insurance Co., Ltd.
     (47) ................................................     46,000       216
   Mitsui O.S.K. Lines, Ltd. (T3) ........................     31,000        62
   Mizuho Holdings, Inc. * (F1) ..........................          8        16
   Murata Manufacturing Co., Ltd. (EP) ...................        300        18
   NEC Corp. (25) ........................................      1,000        10
   NGK Insulators (A2) ...................................     22,000       163
   Nintendo Corp., Ltd. (50) .............................        100        18
   Nippon Steel Co. (A5) .................................     12,000        17
   Nippon Telegraph & Telephone Corp. (U3) ...............          6        20
   Nomura Securities Co., Ltd. (I2) ......................      1,000        13
   Ricoh Co., Ltd. (EP) ..................................     16,000       298
   Santen Pharmaceutical Co., Ltd. (H2) ..................      3,000        34

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

                                                                         Market
        Name of Issuer                                       Shares       Value
                                                                        (000's)
COMMON STOCK - Continued

Japan - Continued
   Sanyo Electric Co. (EP) ................................     7,000   $    33
   Secom Co. (B1) .........................................       500        25
   Sharp Corp. (EP) .......................................    16,000       187
   Shin-Etsu Chemical Co. (C1) ............................     6,100       219
   Skylark Co., Ltd. (F2) .................................     6,000       101
   SMC Corp. (M1) .........................................       600        61
   Sony Corp. (EP) ........................................       400        18
   Sumitomo Bank (B0) .....................................     3,000        13
   Sumitomo Corp. (27) ....................................     1,000         5
   Sumitomo Trust & Banking (B0) ..........................    22,000        89
   Suzuki Motor Corp. (A3) ................................     2,000        22
   Taisho Pharmaceutical Co., Ltd. (H2) ...................    16,000       252
   Takeda Chemical Industries (C2) ........................    17,000       769
   Tokyo Electric Power (U1) ..............................     5,800       124
   Tokyo Electron, Ltd. (EP) ..............................       200        10
   Tokyo Gas Co. (U2) .....................................    80,000       214
   Toppan Forms Co., Ltd. (B1) ............................    10,900       183
   Toyota Motor Corp. (A3) ................................     8,100       205
   UFJ Holdings, Inc. (F1) ................................         5        11
   Yoshinoyad & Co. (F2) ..................................        33        46
                                                                        -------
                                                                          6,068

Netherlands - 4.6%
   Aegon NV (47) ..........................................       662        18
   Akzo Nobel NV (C1) .....................................       530        24
   ASM Lithography Holding NV (25) ........................     8,714       151
   Fortis NPV (27) ........................................     1,100        29
   Gucci Group NV (L1) ....................................     2,691       229
   ING Groep NV (47) ......................................    16,880       430
   Koninklijke (Royal) Philips Electronics NV
     (EP) .................................................     1,329        39
   Royal Dutch Petroleum Co. (OD) .........................       503        25
   Unilever NV - CVA (S1) .................................     1,836       108
   VNU NV (L2) ............................................    10,576       325
                                                                        -------
                                                                          1,378

Portugal - 0.2%
   Electricidade de Portugal, SA (U1) .....................    17,717        38
   Portugal Telecom SA (T1) ...............................     1,900        15
                                                                        -------
                                                                             53

Singapore - 0.1%
   Singapore Technology Engineering, Ltd.
     (E3) .................................................     9,000        11
   Singapore Telecommunications, Ltd. (T1) ................    11,000        11
   United Overseas Bank, Ltd. (B0) ........................     1,000         7
                                                                        -------
                                                                             29

Spain - 3.3%
   Acerinox SA (A5) .......................................     4,565       152
   Banco Bilbao Vizcaya SA (B0) ...........................     9,272       115
   Banco Popular Espanol SA (B0) ..........................       600        20
   Banco Santander Central Hispano SA (B0) ................    10,471        88
   Inditex (R4) ...........................................    16,905       322
   Telefonica SA (U3) .....................................    22,553       302
                                                                          ------
                                                                            999

Sweden - 2.0%
   Securitas AB - B Shares (B1) ...........................    10,644       203
   Skandia Forsakrings AB (47) ............................    40,795       296
   Svenska Handelsbanken, Inc. - A Shares
     (B0) .................................................       800        12
   Telefonaktiebolaget LM Ericsson AB * (T1) ..............    17,614        96
                                                                        -------
                                                                            607

Switzerland - 9.6%
   Adecco SA (24) .........................................     5,405       294
   Converuim Holdings (F1) ................................     7,057       343
   Credit Suisse Group (LR) ...............................       400        17
   Nestle SA (F2) .........................................     4,207       897
   Novartis AG (H2) .......................................    18,978       686
   Roche Holdings AG (H2) .................................     2,825       202
   Swiss Reinsurance Co. (47) .............................     1,957       197
   Syngenta AG (C1) .......................................     1,396        72
   UBS AG (B0) ............................................     3,299       167
                                                                        -------
                                                                          2,875

United Kingdom - 25.8%
   Abbey National First Capital (B0) ......................     4,523        64
   Allied Irish Banks (B0) ................................     1,600        18
   Amvescap plc (B0) ......................................    22,709       327
   Arm Holdings plc (B3) ..................................    36,332       190
   AstraZeneca Group plc (H2) .............................       281        13
   Bank of Ireland (B0) ...................................    72,098       682
   Barclay's plc (B0) .....................................    20,895       691
   Bass plc (U1) ..........................................    30,692       303
   BG Group plc (U2) ......................................     5,300        22
   BP Amoco plc (O1) ......................................    51,816       402
   British Airport Authority plc (T3) .....................    18,794       150
   British Sky Broadcast plc (ME) .........................    20,074       221
   Centrica plc (U2) ......................................     6,440        21
   Compass Group plc (F2) .................................       900         7
   Diageo plc (F2) ........................................     4,629        53
   Exel ORD (T1) ..........................................    23,492       268
   GlaxoSmithKline plc * (H2) .............................    33,356       836
   HSBC Holdings plc (B0) .................................     2,105        25
   Invensys plc (27) ......................................     4,400         8
   Legal & General Group plc (B9) .........................    18,952        44
   Lloyds TSB Group plc (B0) ..............................     2,100        23
   Manitoba Group (27) ....................................       300         5
   Marks & Spencer plc (R4) ...............................     3,500        18
   National Grid Group plc (U1) ...........................     5,407        34
   National Power plc (U1) ................................   126,758       373
   P&O Princess Cruises plc (50) ..........................    42,505       247
   Reckitt Benckiser plc (S1) .............................    14,640       213
   Rentokil Initial plc (27) ..............................     6,200        25
   Royal Bank of Scotland Group (B0) ......................     1,963        48
   Scottish and Southern Energy plc (U1) ..................     5,246        46

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

                                                                         Market
          Name of Issuer                                      Shares      Value
                                                                        (000's)

COMMON STOCK - Continued

United Kingdom - Continued
   Shell Transport & Trading Co. plc (OG) .............     20,284    $     139
   Shire Pharma Group (H2) ............................      1,200           15
   Smiths Group plc (27) ..............................     43,181          425
   Tesco plc (F2) .....................................    175,045          634
   The Great Universal Stores plc (R4) ................      2,100           20
   Unilever plc (M4) ..................................      2,000           16
   Vodafone AirTouch plc (T1) .........................    413,431        1,080
                                                                      ---------
                                                                          7,706

United States - 1.5%
   Elan Corp. plc - ADR (H2) ..........................      5,400          243
   Glaxo SmithKline plc - ADR (H2) ....................      2,300          115
   Nokia Oyj - ADR (TE) ...............................        800           20
   Samsung Electronics 144A (a) (EP) ..................        200           23
   SAP AG - ADR (23) ..................................        500           16
   Talisman Energy, Inc. COM (U1) .....................        500           19
   Telefonaktiebolaget LM Ericsson AB -
     ADR (T1) .........................................      2,400           12
                                                                      ---------
                                                                            448

                                                                      ---------
                                    TOTAL COMMON STOCK-       93.7%       28,026

WARRANTS - 0.1%

Armenia - 0.1%
   Merri Lyn Infosystem (F1)
   expires 10/11/02 (Cost $12) ........................        200           17
                                                                      ---------
                                        TOTAL WARRANTS-       0.1%           17


                                                              Par
                                                            Value
                                                            (000's)

SHORT-TERM INVESTMENTS - 5.0%

   Investments in joint repurchase agreement
     with Goldman Sachs & Co., 1.778% due
     01/02/02 .........................................    $ 1,500        1,500
                                                           -------    ---------
                                     TOTAL INVESTMENTS-      98.8%       29,543
                   Cash and Receivables, less payables-       1.2%          372
                                                           -------    ---------
                                            NET ASSETS-     100.0%    $  29,915
                                                           =======    =========

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, securities aggregated $23 or .08% of net assets of the Portfolio.

ADR-American Depository Receipt.
*Non-income producing securities.
See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY (UNAUDITED)

                                                        Market          % of
                                        Industry        Value        Long-Term
     Industry                         Abbreviation      (000s)      Investments

Health Care Products ................      H2          $ 3,265            11.5%
Bank ................................      B0            2,578             9.2%
Food, Beverage & Tobacco ............      F2            1,943             6.9%
Insurance ...........................      47            1,897             6.8%
Oil & Natural Gas Exploration &
   Production .......................      OG            1,585             5.7%
Telecommunication Services ..........      T1            1,513             5.4%
Automobile ..........................      A3            1,388             5.0%
Diversified Operations ..............      27            1,211             4.5%
Commercial Sevices ..................      B1            1,105             3.9%
Chemical ............................      C1            1,100             3.9%
Aerospace & Defense .................       2            1,098             3.9%
Retail - Department Stores ..........      R4            1,054             3.7%
Electronic Products & Services ......      EP              987             3.5%
Electric Power ......................      U1              955             3.3%
Construction ........................      24              862             3.0%
Media - TV / Radio ..................      ME              600             2.2%
Leisure & Recreation ................      50              514             1.8%
Cosmetic & Personal Care ............      S1              497             1.8%
Oil - Equipment & Service ...........      O1              428             1.5%
Machinery ...........................      M1              416             1.5%
Computer Software & Services ........      23              378             1.4%
Financial Services ..................      F1              370             1.3%
Media - Publishing ..................      L2              325             1.2%
Telephone ...........................      U3              321             1.1%
Retail - Food .......................      P5              243             0.9%
Transportation Services .............      T3              231             0.7%
Brokerage & Investment
   Management .......................      I2              223             0.8%
Electrical Equipment ................      B3              190             0.7%
                                                       --------       ----------
                                                       $28,043           100.0%
                                                       ========       ==========

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                                                        Market
           Name of Issuer                                    Shares      Value
                                                                        (000's)

  COMMON STOCK

  Auto & Truck Parts - 0.8%
     O'Reilly Automotive, Inc. ..........................    40,100    $  1,462

  Bank - 2.1%
     Greater Bay Bancorp ................................    30,550         873
     Southwest Bancorporation of Texas,
       Inc. * ...........................................    54,500       1,650
     Sterling Bancshares, Inc. ..........................   123,675       1,548
                                                                       --------
                                                                          4,071

  Brokerage & Investment Management - 1.0%
     Affiliated Managers Group, Inc. * ..................    26,250       1,850

  Business Services - 5.3%
     Advisory Co. .......................................    35,350         979
     Corporate Executive Board Co. * ....................    67,450       2,475
     Forrester Research, Inc. * .........................    64,500       1,299
     Management Network Group, Inc. * ...................    71,850         496
     On Assignment, Inc. * ..............................    84,000       1,930
     Overture Services, Inc. ............................    59,950       2,124
     SmartForce Public Limited Co. - ADR ................    28,300         700
                                                                       --------
                                                                         10,003

  Commercial Sevices - 1.8%
     Administaff, Inc. ..................................    19,600         537
     Cross-Country, Inc. ................................    28,100         745
     Plexus Corp. * .....................................    34,200         908
     University of Phoenix Online .......................    40,425       1,318
                                                                       --------
                                                                          3,508

  Computer Equipment - 3.1%
     LTX Corp. ..........................................   111,300       2,331
     M-Systems Flash Disk Pioneers, Ltd. * ..............   137,200       1,604
     McData Corp ........................................    18,750         459
     PRI Automation, Inc. ...............................    68,400       1,399
                                                                       --------
                                                                          5,793

  Computer Software & Services - 8.9%
     Advent Software, Inc. * ............................    14,100         704
     Avocent Corp. ......................................    47,846       1,160
     Borland Software Corp. .............................   106,300       1,665
     Extreme Networks, Inc. .............................     1,250          16
     Interwoven, Inc. ...................................    39,050         380
     Lawson Software, Inc. ..............................    47,100         742
     Macromedia, Inc. * .................................   101,800       1,812
     Manugistics Group, Inc. ............................    40,600         856
     McAfee.com Corp. ...................................    42,350       1,436
     Micromuse, Inc. ....................................    61,200         918
     Netegrity, Inc. ....................................    96,400       1,866
     Precise Software Solutions Ltd. ....................    61,900       1,279
     Secure Computing Corp. * ...........................   110,100       2,263
     WebEx Communications, Inc. .........................    67,250       1,671
                                                                       --------
                                                                         16,768

  Construction - 0.8%
     Ryland Group, Inc. .................................    20,500       1,501

  Consumer Miscellaneous - 2.5%
     NetRatings, Inc. * .................................   107,900       1,692
     ScanSource, Inc. ...................................    31,850       1,516
     Strayer Education, Inc. ............................    30,800       1,501
                                                                       --------
                                                                          4,709
  Diversified Operations - 3.5%
     CoorsTek, Inc. .....................................    34,200       1,089
     Herley Industries, Inc. ............................    81,650       1,388
     Tellium, Inc. ......................................   148,350         925
     Universal Compression Holdings .....................    51,550       1,520
     Waste Connections, Inc. ............................    55,250       1,712
                                                                       --------
                                                                          6,634

  Electric Power - 1.3%
     Wilson Greatbatch Technologies, Inc. * .............    70,400       2,541

  Electrical Equipment - 0.5%
     Global Power Equipment Group, Inc. .................    61,427         924

  Electronic Products & Services - 15.9%
     Aeroflex, Inc. * ...................................   116,000       2,196
     Alliance Imaging, Inc. .............................    72,100         880
     Alpha Industries, Inc. .............................    51,150       1,115
     Atmi, Inc. * .......................................    47,550       1,134
     Axcelis Technologies, Inc. .........................    75,700         976
     Brooks Automation, Inc. * ..........................    33,550       1,364
     Cree, Inc. * .......................................    62,700       1,847
     DDI Corp. ..........................................    98,400         968
     DRS Technologies, Inc. .............................    34,800       1,241
     DuPont Photomasks, Inc. * ..........................    35,500       1,542
     EDO Corp. ..........................................    42,000       1,111
     Elantec Semiconductor, Inc. * ......................    35,050       1,346
     Electro Scientific Industries, Inc. * ..............    45,350       1,361
     Embarcadero Technologies, Inc. .....................    58,000       1,404
     Microsemi Corp. ....................................    29,750         884
     Nanometrics, Inc. * ................................    61,850       1,200
     Pixelworks, Inc. * .................................    80,950       1,300
     PLX Technology, Inc. * .............................   120,000       1,513
     RSA Security, Inc. .................................    69,000       1,205
     Rudolph Technologies, Inc. * .......................    50,650       1,738
     Silicon Storage Technology, Inc. * .................    95,550         921
     Stellent, Inc. .....................................    61,200       1,809
     Ulticom, Inc. ......................................    99,550       1,001
                                                                       --------
                                                                         30,056

  Energy - Alternative Source - 1.0%
     Evergreen Resources, Inc. ..........................    29,500       1,139
     Patterson Uti Energy ...............................    36,400         849
                                                                       --------
                                                                          1,988

Food, Beverage & Tobacco - 3.2%
   American Italian Pasta Co. ...........................    41,950       1,763
   Church & Dwight Co., Inc. ............................    35,300         940
   Dreyer's Grand Ice Cream, Inc. .......................     7,400         285
   Panera Bread Co. Cl. A ...............................    19,200         999

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                                                        Market
        Name of Issuer                                        Shares     Value
                                                                        (000's)

COMMON STOCK - Continued

Food, Beverage & Tobacco - Continued
   Performance Food Group Co. ...........................     58,300   $  2,051
                                                                       --------
                                                                          6,038

Health Care Products - 12.7%
   Alkermes, Inc. .......................................     42,550      1,122
   Angiotech Pharmaceuticals, Inc. ......................     17,800        992
   Bruker Daltonics, Inc. ...............................     48,200        788
   Cell Genesys, Inc. ...................................     55,800      1,297
   Cell Therapeutics, Inc. ..............................     41,100        992
   Cerus Corp. ..........................................     30,450      1,393
   Charles River Laboratories ...........................     42,943      1,438
   CV Therapeutics, Inc. ................................     29,600      1,540
   Diagnostic Products Corp. ............................     29,200      1,283
   Exelixis, Inc. .......................................     65,750      1,093
   Inhale Therapeutic Systems, Inc. * ...................     66,700      1,237
   Integra Lifesciences Corp. ...........................     38,500      1,014
   Isis Pharmaceuticals, Inc. ...........................     28,050        622
   MID Atlantic Medical Services, Inc. * ................     55,450      1,259
   Myriad Genetics, Inc. ................................     21,750      1,145
   Neurocrine Biosciences, Inc. .........................     21,000      1,077
   Noven Pharmaceuticals, Inc. ..........................     27,550        489
   Pharmaceutical Product Development,
     Inc. ...............................................     33,050      1,068
   Regeneron Pharmaceuticals ............................     39,150      1,102
   Salix Pharmaceuticals, Ltd. ..........................     67,350      1,364
   Scios, Inc. ..........................................      6,700        159
   Urologix, Inc. * .....................................     75,450      1,513
                                                                       --------
                                                                         23,987

Health Care Services - 3.6%
   Accredo Health, Inc. .................................     49,150      1,951
   Covance, Inc. * ......................................     72,650      1,649
   Gene Logic, Inc. .....................................     40,800        769
   Renal Care Group, Inc. ...............................     39,800      1,278
   Visible Genetics, Inc. * .............................    104,950      1,170
                                                                       --------
                                                                          6,817

Household Appliances / Furnishings - 0.7%
   Ethan Allen Interiors, Inc. ..........................     33,250      1,383

Insurance - 2.9%
   HCC Insurance Holdings, Inc. .........................     33,150        913
   Hilb, Rogal & Hamilton Co. ...........................     17,001        953
   Philadelphia Consolidated Holding
     Corp. * ............................................     35,750      1,348
   Renaissancere Holdings, Ltd. .........................      9,200        878
   Stancorp Financial Group, Inc. .......................     30,150      1,425
                                                                       --------
                                                                          5,517

Machinery - 0.3%
   SureBeam Corporation - Cl. A * .......................     52,400        549

Media - Publishing - 1.0%
   Scholastic Corp. * ...................................     39,250      1,975

Media - TV / Radio - 4.8%
   Entercom Communications Corp. * ......................     36,350      1,817
   Getty Images, Inc. ...................................     81,000      1,861
   Insight Communications Company, Inc. .................     49,500      1,196
   Radio One, Inc. * ....................................     73,500      1,358
   Regent Communications, Inc. * ........................    168,250      1,136
   Time Warner Telecom, Inc. - Cl. A ....................     94,350      1,669
                                                                       --------
                                                                          9,037

Oil - 0.4%
   Pride International, Inc. * ..........................     53,750        812

Oil & Natural Gas Exploration & Production - 4.0%
   Newfield Exploration Co. * ...........................     30,400      1,080
   NPS Pharmaceuticals, Inc. ............................     52,700      2,018
   Remington Oil & Gas Corp. ............................     70,350      1,217
   Spinnaker Exploration Co. * ..........................     43,300      1,782
   Stone Energy Corp. * .................................     37,550      1,483
                                                                       --------
                                                                          7,580

Oil - Equipment & Service - 1.7%
   Horizon Organic Holding Corp. * ......................     40,000        661
   Hydril Co. * .........................................     69,800      1,230
   Lone Star Technologies, Inc. * .......................     49,300        868
   Oceaneering International, Inc. * ....................     17,100        378
                                                                       --------
                                                                          3,137

Personal & Commercial Lending - 0.6%
   Career Education Corp. ...............................     34,350      1,178

Pollution Control - 0.2%
   Stericycle, Inc. .....................................      5,700        347

Retail - Department Stores - 4.5%
   99 Cents Only Stores * ...............................     49,183      1,874
   Bebe Stores, Inc. ....................................     45,350        846
   Freds , Inc. .........................................     32,900      1,347
   Hot Topic, Inc. ......................................     40,300      1,265
   Too, Inc. * ..........................................     38,400      1,056
   Tweeter Home Entertainment Group,
     Inc. ...............................................     72,850      2,113
                                                                       --------
                                                                          8,501

Retail - Drug Stores - 0.7%
   Duane Reade, Inc. * ..................................     46,650      1,416

Retail - Food - 3.3%
   Applebee's International, Inc. .......................     46,750      1,599
   Buca, Inc. * .........................................     42,100        682
   P.F. Chang's China Bistro, Inc. * ....................     34,800      1,646
   Rare Hospitality International, Inc. .................      8,200        185
   Ryan's Family Steak Houses, Inc. .....................     39,900        864
   Whole Foods Market, Inc. * ...........................     30,250      1,318
                                                                       --------
                                                                          6,294

Shoe & Apparel Manufacturing - 0.3%
   Columbia Sportswear Co. * ............................     16,125        537

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
                                                                        Market
             Name of Issuer                               Shares         Value
                                                                        (000's)

COMMON STOCK - Continued

Telecommunication Equipment - 1.2%
   Gentner Communications Corp. .................         42,200    $       704
   Powerwave Technologies, Inc. .................         86,300          1,491
                                                                    -----------
                                                                          2,195

Telecommunication Services - 1.6%
   Airgate PCS, Inc. * ..........................         30,750          1,401
   Inrange Technologies Corp. Cl. B .............         62,200            768
   Metro One Telecom, Inc. ......................         28,724            868
                                                                    -----------
                                                                          3,037

Transportation Services - 0.9%
   Forward Air Corp. * ..........................         49,350          1,674
                                                                    -----------
          TOTAL COMMON STOCK-                              97.1%        183,819

                                                          Par
                                                         Value
                                                        (000's)
SHORT-TERM INVESTMENTS - 3.5%
   Investment in joint trading account
     (Note B)
     2.055% due 01/02/02 ........................     $    6,714          6,714
                                                      ----------    -----------
               TOTAL INVESTMENTS- ...............          100.6%       190,533
        Cash and Receivables, less payables- ....           (0.6)%       (1,132)
                                                      ----------    -----------
                  NET ASSETS- ...................          100.0%   $   189,401
                                                      ==========    ===========

ADR-American Depository Receipt.
*Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
HEALTH SCIENCES FUND

                                                                         Market
        Name of Issuer                                         Shares     Value
                                                                         (000's)
COMMON STOCK

Bank - 1.8%
   Rhone-Poulenc SA ....................................        7,820   $   555

Chemical - 0.9%
   Takeda Chemical Industries ..........................        6,000       271

Electronic Products & Services - 0.5%
   Cytyc Corp. * .......................................        4,690       122
   Waters Corp. * ......................................          894        35
                                                                        -------
                                                                            157

Health Care Products - 83.6%
   Abbott Laboratories .................................       16,505       920
   Advance PCS .........................................        8,300       244
   Alkermes, Inc. ......................................        2,995        79
   Allergan, Inc. ......................................        9,220       692
   American Home Products Corp. ........................       19,990     1,227
   Amerisource Bergen Corp. ............................        3,410       217
   Amgen, Inc. .........................................       23,500     1,326
   Andrx Corp. .........................................        1,700       120
   Angiotech Pharmaceuticals, Inc. .....................        1,920       107
   Anthem, Inc. ........................................        1,100        54
   Apogent Technologies, Inc. ..........................        3,715        96
   Applera Corporation - Applied Biosystems
     Group .............................................          610        24
   AstraZeneca Group plc - ADR .........................       25,585     1,192
   Barr Laboratories, Inc. .............................        2,685       213
   Baxter International, Inc. ..........................        6,500       349
   Bristol-Myers Squibb Co. ............................       19,580       999
   Cardinal Health, Inc. ...............................       13,975       904
   Cephalon, Inc. * ....................................           42         3
   Cerus Corp. .........................................          265        12
   Charles River Laboratories * ........................        8,310       278
   Dai-Ichi Pharmaceutical Co., Ltd. ...................        6,000       117
   Elan Corp. plc - ADR ................................        7,855       354
   Eli Lilly & Co. .....................................       12,820     1,007
   Genzyme Corp. * .....................................        1,870       112
   Gilead Sciences, Inc. * .............................        3,270       215
   Glaxo SmithKline plc - ADR ..........................       19,300       961
   Guidant Corp. .......................................        2,800       139
   IDEXX Laboratories, Inc. ............................          600        17
   Inhale Therapeutic Systems, Inc. * ..................          315         6
   Intermune, Inc. * ...................................        3,770       186
   Invitrogen Corp. * ..................................        3,410       211
   Ivax Corp. ..........................................          325         7
   Johnson & Johnson ...................................       29,270     1,730
   King Pharmaceuticals, Inc. * ........................        3,780       159
   Laboratory Corporation of America Holdings ..........        2,125       172
   McKesson HBOC, Inc. .................................          149         6
   Medicis Pharmaceutical Corp. - Cl. A ................           94         6
   MedImmune, Inc. * ...................................        8,800       408
   Medtronic, Inc. .....................................       24,250     1,242
   Merck & Co., Inc. ...................................       18,690     1,099
   Novartis AG .........................................       17,870       646
   NPS Pharmaceuticals, Inc. * .........................          149         6
   Pfizer, Inc. ........................................       49,880     1,988
   Pharmacia Corp. .....................................       27,145     1,158
   Protein Design Labs, Inc. * .........................          600        20
   Qiagen NV ...........................................        5,700       106
   ResMed, Inc. ........................................           45         2
   Respironics, Inc. ...................................        6,400       222
   Roche Holdings AG ...................................          230        16
   Sankyo Co., Ltd. ....................................        2,000        34
   Sanofi-Synthelabo SA * ..............................        5,795       432
   Schering-Plough Corp. ...............................       32,150     1,151
   Scios, Inc. .........................................       11,450       272
   Sepracor, Inc. * ....................................          200        11
   Serologicals Corp. ..................................        5,000       107
   Shire Pharmaceuticals Group Place - ADR .............        8,635       316
   St. Jude Medical, Inc. ..............................           81         6
   Stryker Corp. * .....................................        2,697       157
   Taisho Pharmaceutical Co., Ltd. .....................        2,200        35
   Teva Pharmaceutical Industries, Ltd. - ADR ..........          105         6
   Trigon Healthcare, Inc. .............................        4,900       340
   Trimeris, Inc. ......................................          149         7
   UnitedHealth Group, Inc. ............................       10,135       717
                                                                        -------
                                                                         24,965

Health Care Services - 8.0%
   Accredo Health, Inc. ................................        2,600       103
   Caremark Rx, Inc. ...................................       20,400       333
   Forest Laboratories, Inc. ...........................          235        19
   HCA-The Healthcare Corp. ............................       23,405       902
   Idec Pharmaceuticals Corp. ..........................        1,900       131
   Quest Diagnostics, Inc. * ...........................        8,655       621
   Tenet Healthcare Corp. ..............................        1,400        82
   Triad Hospitals, Inc. ...............................        5,445       160
   Wellpoint Health Networks, Inc ......................           40         5
   Zimmer Holdings, Inc. ...............................          851        26
                                                                        -------
                                                                          2,382

Insurance - 1.0%
   Cigna Corp. .........................................        3,100       287

Retailers - Food & Drug - 0.4%
   CVS Corp. ...........................................        3,050        90
   Rite Aid Corp. ......................................        8,170        43
                                                                        -------
                                                                            133
                                                                        -------
                                     TOTAL COMMON STOCK-         96.2%   28,750
                                                                Par
                                                               Value
                                                              (000's)

SHORT-TERM INVESTMENTS - 5.2%
   Investment in joint trading account (Note B)
   2.055% due 01/02/02 .................................     $  1,540     1,540
                                                             --------   -------
                                      TOTAL INVESTMENTS-        101.4%   30,290
                    Cash and Receivables, less payables-         (1.4)%    (417)
                                                              --------   -------
                                             NET ASSETS-        100.0%  $29,873
                                                             ========   =======

ADR-American Depository Receipt.
*Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
GLOBAL BALANCED FUND

                                                                         Market
        Name of Issuer                                       Shares      Value
                                                                        (000's)

COMMON STOCK
Australia - 1.6%
   Australia & New Zealand Banking Group,
     Ltd. (B0) ............................................     3,900   $    36
   Broken Hill Proprietary Co., Ltd. (27) .................    19,205       103
   CSL, Ltd. (H1) .........................................     6,900       182
   Foster's Brewing Group, Ltd. (F2) ......................    12,600        31
   National Australia Bank, Ltd. (B0) .....................     2,144        35
   Publishing & Broadcasting, Ltd. (ME) ...................     6,700        34
   Qantas Airways, Ltd. (T3) ..............................    11,210        21
   QBE Insurance Group, Ltd. (47) .........................    17,654        69
                                                                        -------
                                                                            511

Canada - 1.1%
   Alcan Aluminum, Ltd. (C2) ..............................     1,700        61
   Bombardier Inc. - Cl. B (27) ...........................     4,600        48
   Investors Group, Inc. (F1) .............................     6,400       102
   Magna International, Inc. (A3) .........................       800        51
   Suncor Energy, Inc. COM NPV (OG) .......................       400        13
   The Thomson Corp. (23) .................................     1,900        58
                                                                        -------
                                                                            333

Denmark - 0.1%
   Hampshire Group (L1) ...................................     1,800        46
Finland - 1.1%
   Nokia Oyj (H2) .........................................    13,500       348
France - 1.9%
   Accor SA (50) ..........................................       800        29
   Bouygues SA (24) .......................................     3,600       118
   Groupe Danone (S1) .....................................       300        37
   JC Decauxsa International NPV (F1) .....................     1,600        18
   Renault (A3) ...........................................     1,000        35
   Sanofi-Synthelabo SA (H2) ..............................     3,500       261
   Schneider SA (M1) ......................................       500        24
   Societe Television Francaise (ME) ......................     2,100        53
   Vivendi Universal SA (27) ..............................       300        16
                                                                        -------
                                                                            591

Germany - 0.3%
   DaimlerChrysler AG (A3) ................................       500        21
   Epcos AG (27) ..........................................       800        40
   Infineon Technologies AG (EP) ..........................     1,600        33
                                                                        -------
                                                                             94

Hong Kong - 1.7%
   Cheung Kong (Holdings), Ltd. (R2) ......................    12,000       125
   China Telecom (Hong Kong), Ltd. (T1) ...................    13,500        47
   Hutchison Whampoa, Ltd. (B1) ...........................    10,000        97
   Johnson Electric Holdings, Ltd. (B3) ...................    44,000        46
   Li & Fung, Ltd. (B1) ...................................    48,000        54
   Sun Hung Kai Properties, Ltd. (R3) .....................     7,000        56
   Swire Pacific, Ltd. - Cl. A (27) .......................    18,500       101
                                                                        -------
                                                                            526

Ireland - 0.1%
   CRH plc (24) ...........................................     2,500        44
Italy - 0.2%
   Assicurazioni Generali (47) ............................     2,000        56
Japan - 5.7%
   Acom Co., Ltd. (LR) ....................................       600        44
   Advantest (EP) .........................................       800        45
   Aiful Corp. (F1) .......................................       450        29
   Chubu Electric Power (U1) ..............................     1,400        25
   Enplas Corp. (EP) ......................................     1,800        36
   Fuji Television Network, Inc. (ME) .....................         6        24
   Hirose Electric Co., Ltd. (EP) .........................       400        27
   Honda Motor Co. (A3) ...................................     1,000        40
   Hoya Corp. (EP) ........................................       600        36
   Japan Telecom Co. NPV (T1) .............................        12        36
   Jusco Co., Ltd. (R4) ...................................     2,000        45
   Keyence Corp. (EP) .....................................       200        33
   Mitsubishi Estate Co., Ltd. (R1) .......................     6,000        44
   Mitsubishi Heavy Industries, Ltd. (M1) .................    10,000        27
   Mitsui Fudosan Co., Ltd. (R1) ..........................     4,000        31
   Mitsui Marine & Fire Insurance Co., Ltd.
     (47) .................................................    16,000        75
   Murata Manufacturing Co., Ltd. (EP) ....................       900        54
   NEC Corp. (25) .........................................     9,000        92
   Nikko Securities Co., Ltd. (I2) ........................     5,000        22
   Nintendo Corp., Ltd. (50) ..............................       800       140
   Nissan Motor Acceptance Corp. (A3) .....................    15,000        80
   Nomura Securities Co., Ltd. (I2) .......................     4,000        51
   NTT Mobile Communications Network,
     Inc. (T1) ............................................         9       106
   Orix Corp. (F1) ........................................       400        36
   Promise Co., Ltd. (LR) .................................       600        32
   Rohm Co., Ltd. (EP) ....................................       300        39
   Sekisui House, Ltd. (24) ...............................     5,000        36
   Shin-Etsu Chemical Co. (C1) ............................     1,000        36
   Shionogi & Co., Ltd. (H2) ..............................     5,000        86
   Sony Corp. (EP) ........................................     1,900        87
   Suzuki Motor Corp. (A3) ................................     7,000        77
   Taiyo Yuden Co., Ltd. (EP) .............................     2,000        30
   TDK Corp. (25) .........................................     1,000        47
   Tokyo Electron, Ltd. (EP) ..............................       900        44
   Tokyo Seimitsu Co., Ltd. (EP) ..........................     1,000        34
   Toray Industries, Inc. (L1) ............................    12,000        29
   UFJ Holdings, Inc. (F1) ................................        15        33
                                                                        -------
                                                                          1,788

Netherlands - 1.9%
   Aegon NV (47) ..........................................     7,234       196
   ASM Lithography Holding NV (25) ........................     4,300        75
   Heineken NV (F2) .......................................     3,000       114
   Koninklijke (Royal) Philips Electronics NV
     (EP) .................................................     2,000        59
   Royal Dutch Petroleum Co. (O1) .........................     2,200       111

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
GLOBAL BALANCED FUND

                                                                         Market
        Name of Issuer                                         Shares     Value
                                                                        (000's)

COMMON STOCK - Continued
Netherlands - Continued
   Vedior (F1) ............................................     3,000      $ 36
                                                                         ------
                                                                            591

Norway - 0.3%
   Norsk Hydro ASA (27) ...................................       900        38
   Statoil ASA (OD) .......................................    10,000        68
                                                                        -------
                                                                            106

Singapore - 0.7%
   DBS Group Holdings, Ltd. (F2) ..........................     4,000        30
   Singapore Technology Engineering, Ltd.
     (E3) .................................................    53,000        67
   Singapore Telecommunications, Ltd. (T1) ................   117,000       112
                                                                        -------
                                                                            209

Spain - 0.7%
   Banco Bilbao Vizcaya SA (B0) ...........................     6,900        85
   Inditex (R4) ...........................................     3,500        67
   Telefonica SA (U3) .....................................     5,202        70
                                                                        -------
                                                                            222

Sweden - 0.5%
   ASSA Abloy (MM) ........................................     3,400        49
   ForeningsSparbanken AB (B0) ............................     5,400        67
   Telefonaktiebolaget LM Ericsson AB (T1) . ..............     7,200        40
                                                                        -------
                                                                            156

Switzerland - 2.5%
   Credit Suisse Group (LR) ...............................     2,735       117
   Holcim (24) ............................................       528       114
   Nestle SA (F2) .........................................       180        38
   Novartis AG (H2) .......................................     3,963       143
   Richemont (F1) .........................................     4,950        92
   Swiss Reinsurance Co. (47) .............................     1,410       142
   Swisscom AG - Reg. (U3) ................................       337        93
   Synthes-Stratec, Inc. (H2) .............................        70        49
                                                                        -------
                                                                            788

United Kingdom - 5.3%
   AstraZeneca Group plc (H2) .............................    12,900       581
   British Aerospace plc (02) .............................     7,100        32
   Corus Group (A5) .......................................    59,000        62
   Marks & Spencer plc (R4) ...............................     7,000        37
   Pearson plc (ME) .......................................     2,900        33
   Prudential Corp. (47) ..................................     4,600        53
   Reuters Group plc (ME) .................................     5,500        54
   Royal Bank of Scotland Group (B0) ......................     4,600       112
   Shell Transport & Trading Co. plc (OG) .................    17,400       120
   Shire Pharma Group (H2) ................................     2,500        31
   Smiths Group plc (27) ..................................     3,600        36
   Unilever plc (M4) ......................................    12,000        98
   Vodafone AirTouch plc (T1) .............................   150,738       394
                                                                        -------
                                                                          1,643

United States - 29.5%
   Ace, Ltd. (47) .........................................       400        16
   AES Corp. (U1) .........................................     4,800        78
   Agere Systems, Inc. - Cl. A (EP) .......................     4,400        25
   Agilent Technologies, Inc. (EP) ........................     2,400        68
   Air Products & Chemicals, Inc. (C1) ....................     2,300       108
   Alcoa, Inc. (C2) .......................................       900        32
   Allstate Corp. (47) ....................................     4,200       142
   America Movil SA de CV - ADR Ser. L
     (T1) .................................................     4,100        80
   American Greetings Corp. - Cl. A (M4) ..................     5,200        72
   AmeriCredit Corp. (LR) .................................       800        25
   Anheuser-Busch Cos., Inc. (F2) .........................       800        36
   AOL Time Warner, Inc. (ME) .............................     3,500       112
   Applera Corporation - Applied Biosystems
     Group (EP) ...........................................     2,000        79
   Applied Materials, Inc. (EP) ...........................     5,300       213
   Applied Micro Circuits Corp. (EP) ......................     2,800        32
   AT&T Corp. (U3) ........................................     2,000        36
   Baker Hughes, Inc. (OD) ................................     4,700       171
   Bank of America Corp. (B0) .............................     2,200       139
   Berkshire Hathaway Inc. - Cl. A (27) ...................         2       151
   Cablevision Systems Corp. (ME) .........................     4,250       105
   Cablevision Systems Corp. - Cl. A (ME) .................     2,700       128
   Cadence Design Systems, Inc. (23) ......................     2,000        44
   Campbell Soup Co. (F2) .................................     3,000        90
   Carnival Corp. (50) ....................................     2,400        67
   Charter Communications, Inc. - Cl. A (ME) ..............     4,300        71
   CheckFree Corp. (23) ...................................     1,900        34
   ChevronTexaco Corp. (OG) ...............................       900        81
   Cincinnati Financial Corp. (47) ........................       900        34
   Cisco Systems, Inc. (EP) ...............................    12,100       219
   Compaq Computer Corp. (25) .............................     6,200        61
   Corning, Inc. (TE) .....................................     2,300        21
   Cox Communications, Inc. - Cl. A (T1) ..................     1,500        63
   DaimlerChrysler AG (A3) ................................     2,900       121
   DBS Group Holdings, Ltd. - ADR 144A (a)
     (01) .................................................     2,000        11
   Dover Corp. (27) .......................................     1,600        59
   Ecolab, Inc. (B1) ......................................     1,000        40
   Edison International (U3) ..............................     3,000        45
   Eli Lilly & Co. (H2) ...................................       500        39
   Exxon Mobil Corp. (OG) .................................     2,800       110
   FleetBoston Financial Corp. (B0) .......................     4,200       153
   Fluor Corp. (E3) .......................................     2,800       105
   Gannett Co., Inc. (L2) .................................       600        40
   General Electric Co. (27) ..............................     1,000        40
   General Mills, Inc. (F2) ...............................     1,000        52
   General Motors Corp. (A2) ..............................     1,400        68
   General Motors Corp. - Cl. H (A2) ......................     6,200        96
   Genetech, Inc. (H2) ....................................     1,200        65
   Goldman Sachs Group, Inc. (I2) .........................       500        46
   Guidant Corp. (H2) .....................................     2,100       105
   H.J. Heinz Co. (F2) ....................................     1,700        70

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
GLOBAL BALANCED FUND

                                                                         Market
        Name of Issuer                                         Shares    Value
                                                                        (000's)

COMMON STOCK - Continued
United States - Continued
   Hewlett-Packard Co. (25) .............................      3,300       $ 68
   Household International, Inc. (F1) ...................      2,500        145
   Illinois Tool Works, Inc. (27) .......................        800         54
   IMC Global, Inc. (A4) ................................      3,100         40
   Ingersoll-Rand Co. (M1) ..............................        900         38
   Intel Corp. (25) .....................................      2,300         72
   International Paper Co. (P1) .........................      1,300         52
   JP Morgan Chase & Co. (B0) ...........................      2,000         73
   Juniper Networks, Inc. (25) ..........................      1,400         27
   Kellogg Co. (F2) .....................................      1,300         39
   KLA-Tencor Corp. (EP) ................................      3,600        178
   Kraft Foods, Inc. - CL. A (F2) .......................      2,000         68
   Liberty Media Corp. - Ser. A (ME) ....................     10,500        147
   Linear Technology Corp. (EP) .........................        900         35
   Lowe's Cos., Inc. (50) ...............................      6,700        311
   LuKoil Holding - ADR (OG) ............................      1,600         78
   Macromedia, Inc. (23) ................................      4,400         78
   McDonald's Corp. (P5) ................................      1,200         32
   Medtronic, Inc. (H2) .................................      1,800         92
   Microsoft Corp. (23) .................................      2,400        159
   Motorola, Inc. (EP) ..................................      3,800         57
   Navistar International Corp. - Cl. B (A3) ............      1,300         51
   Nike, Inc. - Cl. B (L1) ..............................        900         51
   NiSource, Inc. (LR) ..................................      1,700         39
   Nokia Oyj - ADR (TE) .................................      6,900        169
   Nortel Networks Corp. (TE) ...........................      3,400         26
   Novellus Systems, Inc. (EP) ..........................      1,700         67
   NRG Energy, Inc. (OD) ................................      2,800         43
   PepsiCo, Inc. (F2) ...................................      1,600         78
   Pfizer, Inc. (H2) ....................................      6,000        239
   Philip Morris Cos., Inc. (F2) ........................      1,000         46
   Philips Electronics NV (EP) ..........................        900         26
   PMC-Sierra, Inc. (EP) ................................      1,800         38
   Principal Financial Group. (F1) ......................        300          7
   Raytheon Co. (02) ....................................      1,100         36
   Robert Half International, Inc. (B9) .................      1,400         37
   Royal Dutch Petroleum Co. - NY Shares
     (OD) ...............................................      2,000         98
   Samsung Electronics 144A (a) (EP) ....................        290         34
   Schlumberger, Ltd. (O1) ..............................        700         38
   Sprint PCS (T1) ......................................      5,000        122
   Taiwan Semiconductor Manufacturing Co.,
     Ltd. - ADR (EP) ....................................      4,920         84
   Telefonos De Mexico, SA - ADR (T1) ...................      4,100        144
   Teradyne, Inc. (EP) ..................................      4,400        133
   Texas Instruments, Inc. (EP) .........................      2,700         76
   The PMI Group, Inc. (47) .............................      1,700        114
   The Walt Disney Co. (ME) .............................      1,700         35
   TMP Worldwide, Inc. (B1) .............................      1,400         60
   Transocean Sedco Forex, Inc. (OG) ....................      1,000         34
   Tyco International, Ltd. (27) ........................      2,900        171
   UAL Corp. (T3) .......................................      2,700         36
   United Parcel Service, Inc. - Cl. B (B9) .............        700         38
   United Technologies Corp. (02) .......................      1,800        116
   Unocal Corp. (OG) ....................................      1,900         69
   USA Education, Inc. (LR) .............................      2,000        168
   USA Networks, Inc. (ME) ..............................      3,500         96
   VeriSign, Inc. (23) ..................................      1,900         72
   Viacom, Inc. - Cl. B (ME) ............................        800         35
   W.W. Grainger, Inc. (02) .............................        700         34
   Wal-Mart Stores, Inc. (R4) ...........................        600         35
   Washington Mutual, Inc. (B0) .........................      9,850        322
   Weatherford International, Inc. (O1) .................      1,200         45
   Wells Fargo & Co. (B0) ...............................      2,400        104
   Williams Cos., Inc. (OG) .............................      4,100        105
   XL Capital, Ltd. - Cl. A (47) ........................      1,300        119
                                                                         -------
                                                                          9,231
                                                                         -------
                                      TOTAL COMMON STOCK-       55.2%    17,283
PREFERRED STOCK
Supra National - 0.0%
   UFJ International Finance 144A (a) (F1) ..............  2,000,000          7
                                                                        -------
                                   TOTAL PREFERRED STOCK-        0.0%         7

                                                                Par
                                                               Value
                                                             (000's)
PUBLICLY-TRADED BONDS

Canada - 1.2%
   Government of Canada (28)
   7.25% due 06/01/07 ...................................       $ 530       371

Denmark - 0.5%
   Kingdom of Denmark - Bullet Bond (28)
   8.0% due 03/15/06 ....................................       1,100       148

Finland - 0.7%
   Republic of Finland - Bonds (28)
   5.75% due 02/23/11 ...................................         250       232

France - 1.0%
   Government of France - Debs. (28)
   4.0% due 10/25/09 ....................................         370       310

Germany - 9.8%
   Federal Republic of Germany - Bonds (28)
   5.25% due 01/04/08 ...................................         750       684
   5.25% due 01/04/11 ...................................       2,000     1,811
   6.25% due 01/04/30 ...................................         125       124
   6.75% due 04/22/03 ...................................         375       347
   Kredit Fuer Wiederaufbau (B0)
   5.0% due 07/04/11 ....................................         100        88
                                                                        -------
                                                                          3,054

Japan - 2.5%
   Government of Japan - Bonds (28)
   0.9% due 12/22/08 ....................................      30,000       229
   1.8% due 03/22/10 ....................................      70,000       562
                                                                        -------
                                                                            791

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
GLOBAL BALANCED FUND

                                                            Par          Market
        Name of Issuer                                      Value         Value
                                                           (000's)      (000's)
PUBLICLY-TRADED BONDS - Continued

Luxembourg - 0.8%
   KFW International Finance (B0)
   1.0% due 12/20/04 ...................................     $ 30,000     $ 234

Netherlands - 3.0%
   Netherlands Government - Bonds (28)
   6.0% due 01/15/06 ...................................        1,000       944

Supra National - 4.3%
   Amazon.com (R4)
   6.875% due 02/16/10 .................................           39        14
   Bank of Ireland (B0)
   6.45% due 02/10/10 ..................................          250       230
   British Telecommunications plc (T1)
   6.875% due 02/15/11 .................................          125       116
   European Investment Bank - Notes (28)
   3.0% due 09/20/06 ...................................       40,000       342
   Fixed Link Finance BV (F1)
   6.3% due 08/28/25 ...................................          100       145
   International Bank of Reconstruction &
     Development - Debs. (B0)
   4.75% due 12/20/04 ..................................       10,000        87
   International-American Development Bank
     - Bonds (B0)
   1.9% due 07/08/09 ...................................       40,000       326
   Kingdom of Spain - Notes (28)
   3.1% due 09/20/06 ...................................       10,000        86
                                                                        -------
                                                                          1,346

United Kingdom - 1.1%
   U.K. Treasury (28)
   5.75% due 12/07/09 ..................................          125       189
   7.25% due 12/07/07 ..................................          100       161
                                                                        -------
                                                                            350

United States - 8.1%
   Amazon.Com, Inc. (R4)
   4.75% due 02/01/09 ..................................          165        82
   Federal National Mortgage Assoc. - Sr.
     Notes (G1)
   2.125% due 10/09/07 .................................       40,000       332
   Federal National Mortgage Assoc. (G1)
   5.25% due 01/15/09 ..................................          340       337
   U.S. Treasury - Bonds (29)
   5.25% due 02/15/29 ..................................          375       351
   U.S. Treasury - Notes (29)
   5.75% due 08/15/03 ..................................        1,375     1,440
                                                                        -------
                                                                          2,542
                                                                        -------
                            TOTAL PUBLICLY-TRADED BONDS-        33.0%    10,322

SHORT-TERM INVESTMENTS - 10.6%
 Investment in joint trading account (Note B)
   2.055% due 01/02/02                                       3,303        3,303
                                                           -------     --------
                                     TOTAL INVESTMENTS-       98.8%      30,915
                   Cash and Receivables, less payables-        1.2%         375
                                                          --------    ---------
                                            NET ASSETS-      100.0%     $ 31,290

ADR-American Depository Receipts.

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, securities aggregated $52 or .17% of net assets of the Portfolio.

See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY (UNAUDITED)

                                                        Market          % of
                                      Industry          Value         Long-Term
     Industry                       Abbreviation        (000s)      Investments
Aerospace & Defense ...............        02          $   401             1.0%
Automobile ........................        A3              560             2.0%
Bank ..............................        B0            2,480             9.0%
Brokerage & Investment
   Management .....................        I2              120             0.4%
Business Services .................        B9               91             0.3%
Chemical ..........................        C1              184             0.6%
Commercial Sevices ................        B1              197             0.7%
Computer Equipment ................        25              414             1.5%
Computer Software & Services ......        23              472             2.0%
Construction ......................        24              559             2.0%
Consumer Miscellaneous ............        M4              170             0.7%
Container .........................        B2              118             0.4%
Diversified Operations ............        27              817             3.0%
Electric Power ....................        U1              187             0.7%
Electrical Equipment ..............        B3               30             0.1%
Electronic Products & Services ....        EP            1,883             6.8%
Engineering & Construction ........        E3              172             0.6%
Financial Services ................        F1              749             2.8%
Food, Beverage & Tobacco ..........        F2              699             2.6%
Foreign Governmental ..............        28            6,197            22.4%
                                                     ---------     ------------
                                                       $27,612           100.0%
                                                     =========     ============

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
MID CAP GROWTH FUND

                                                                         Market
     Name of Issuer                                          Shares       Value
                                                                        (000's)

COMMON STOCK
Bank - 2.6%
   National Commerce Financial Corp. ..................      97,155     $ 2,458
   North Fork Bancorporation, Inc. ....................     121,440       3,885
                                                                       --------
                                                                          6,343

Brokerage & Investment Management - 0.8%
   E*TRADE Group, Inc. * ..............................     184,780       1,894

Business Services - 0.6%
   The Dun & Bradstreet Corp. .........................      35,355       1,409

Commercial Sevices - 11.5%
   Apollo Group, Inc. - Cl. A * .......................     221,098       9,951
   Cendant Corp. ......................................     212,900       4,175
   Lamar Advertising Co. * ............................     110,080       4,661
   Plexus Corp. * .....................................      31,285         831
   TMP Worldwide, Inc. * ..............................      71,835       3,082
   University of Phoenix Online .......................     172,207       5,612
                                                                       --------
                                                                         28,312

Computer Software & Services - 1.3%
   Affiliated Computer Services, Inc. - Cl. A .........      14,255       1,513
   Brocade Communications Systems, Inc. ...............      18,040         598
   Cadence Design Systems, Inc. .......................      51,570       1,130
                                                                       --------
                                                                          3,241

Diversified Operations - 2.0%
   Amdocs, Ltd. .......................................      35,785       1,216
   Universal Compression Holdings .....................     127,510       3,760
                                                                       --------
                                                                          4,976

Electronic Products & Services - 8.8%
   Ciena Corp. ........................................      70,370       1,007
   Cree, Inc. * .......................................     306,130       9,019
   Integrated Device Technology, Inc. * ...............     165,635       4,404
   NVIDIA Corp. .......................................      92,320       6,176
   Symbol Technologies, Inc. ..........................      61,345         974
                                                                       --------
                                                                         21,580

Energy - Alternative Source - 4.2%
   Kinder Morgan, Inc. ................................     183,360      10,212

Financial Services - 6.6%
   Certegy, Inc. ......................................      75,685       2,590
   Concord EFS, Inc. ..................................     161,860       5,306
   MGIC Investment Corp. ..............................      40,045       2,471
   Paychex, Inc. ......................................     141,118       4,918
   W.R. Berkley Corp. .................................      18,100         972
                                                                       --------
                                                                         16,257

Health Care Products - 23.7%
   Abgenix, Inc. ......................................      75,520       2,540
   Andrx Corp. ........................................      83,695       5,893
   Apogent Technologies, Inc. .........................      92,060       2,375
   Biomet, Inc. .......................................       1,330          41
   CuraGen Corp. ......................................     150,995       3,378
   Enzon, Inc. ........................................     110,675       6,229
   Human Genome Sciences, Inc. ........................     213,160       7,188
   Invitrogen Corp. ...................................      59,430       3,680
   Laboratory Corporation of America
     Holdings .........................................      57,980       4,688
   McKesson HBOC, Inc. ................................      91,580       3,425
   Medarex, Inc. ......................................     124,400       2,234
   Millennium Pharmaceuticals, Inc. ...................     149,265       3,658
   OSI Pharmaceuticals, Inc. ..........................     106,155       4,856
   Sepracor, Inc. .....................................      60,035       3,426
   St. Jude Medical, Inc. .............................      58,880       4,572
                                                                       --------
                                                                         58,183

Health Care Services - 6.1%
   Community Health Systems, Inc. .....................      64,050       1,633
   Forest Laboratories, Inc. ..........................      31,160       2,554
   Health Management Assoc., Inc. - Cl. A .............     278,175       5,119
   Manor Care, Inc. ...................................     101,915       2,416
   Quest Diagnostics, Inc. ............................      46,145       3,309
                                                                       --------
                                                                         15,031

Insurance - 1.3%
   AFLAC, Inc. ........................................      19,610         482
   Everest Re Group, Ltd. .............................      19,380       1,370
   Renaissancere Holdings, Ltd. .......................      14,330       1,367
                                                                       --------
                                                                          3,219

Leisure & Recreation - 2.0%
   Electronic Arts, Inc. ..............................      68,250       4,092
   Starwood Hotels & Resorts Worldwide, Inc. ..........      30,490         910
                                                                       --------
                                                                          5,002

Media - TV/Radio - 3.4%
   Charter Communications, Inc. - Cl. A ...............     329,215       5,409
   Cox Radio, Inc. - Cl. A * ..........................      54,400       1,386
   Entercom Communications Corp. * ....................      28,920       1,446
                                                                       --------
                                                                          8,241

Oil - Equipment & Service - 2.5%
   Hanover Compressor Co. * ...........................     246,615       6,230

Retail - Department Stores - 2.1%
   eBay, Inc. .........................................      75,505       5,051

Telecommunication Equipment - 3.3%
   Crown Castle International Corp. * .................     763,180       8,151

Telecommunication Services - 3.8%
   EchoStar Communications Corp. - Cl. A * ............      94,355       2,592
   SBA Communications Corp. ...........................     134,700       1,754
   Western Wireless Corp. - Cl. A * ...................     181,285       5,121
                                                                       --------
                                                                          9,467

Transportation Services - 3.4%
   Expeditors International of Washington,
     Inc. .............................................      61,640       3,510

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
MID CAP GROWTH FUND
                                                                         Market
          Name of Issuer                                   Shares         Value
                                                                        (000's)

COMMON STOCK - Continued

Transportation Services - Continued

   Ryanair Holdings plc - ADR .....................      158,900        $ 5,092
                                                                     ----------
                                                                          8,602

                                                                    -----------
                               TOTAL COMMON STOCK-         90.0%        221,401

                                                         Par
                                                         Value
                                                        (000's)
COMMERCIAL PAPER - 4.9%

   Tyco Capital Corp.
   1.78% due 01/02/02 ...............................  $ 12,000         11,999

SHORT-TERM INVESTMENTS - 5.2%

   Federal Home Loan Mortgage Corp.
     1.51% due 02/01/02 .............................    12,700         12,700
                                                       ---------    -----------
                                   TOTAL INVESTMENTS-     100.1%        246,100
                 Cash and Receivables, less payables-      (0.1)%          (201)
                                                       ---------    -----------
                                          NET ASSETS-     100.0%      $ 245,899
                                                       ---------     ----------

ADR-American Depository Receipt.
*Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                                         Market
     Name of Issuer                                      Shares          Value
                                                                        (000's)

COMMON STOCK
Aerospace & Defense - 2.1%
   Lockheed Martin Corp. ............................        83,900     $ 3,915
   Raytheon Co. .....................................        45,700       1,484
                                                                       --------
                                                                          5,399

Auto & Truck Parts - 1.2%
   Genuine Parts Co. ................................        71,700       2,631
   TRW, Inc. ........................................        16,300         604
                                                                       --------
                                                                          3,235

Automobile - 0.4%
   Ford Motor Co. ...................................        63,500         998
Bank - 6.7%
   Bank of America Corp. ............................        37,200       2,342
   Bank One Corp. ...................................        91,200       3,561
   FleetBoston Financial Corp. ......................       106,672       3,894
   JP Morgan Chase & Co. ............................        73,630       2,677
   Mercantile Bankshares Corp. ......................        41,200       1,773
   National City Corp. ..............................        48,100       1,406
   Wells Fargo & Co. ................................        40,900       1,777
                                                                       --------
                                                                         17,430

Business Services - 1.1%
   The Dun & Bradstreet Corp * ......................        77,700       2,967
Chemical - 2.8%
   Dow Chemical Co. .................................        54,700       1,848
   E.I. du Pont de Nemours & Co. ....................        71,900       3,056
   Great Lakes Chemical Corp. .......................        58,400       1,418
   Hercules, Inc. ...................................        95,500         955
                                                                       --------
                                                                          7,277

Commercial Sevices - 0.6%
   R.R. Donnelley & Sons Co. ........................        55,100       1,636
Computer Equipment - 0.9%
   Compaq Computer Corp. ............................       118,400       1,156
   Hewlett-Packard Co. ..............................        58,000       1,191
                                                                       --------
                                                                          2,347

Computer Software & Services - 0.9%
   Microsoft Corp. ..................................        26,700       1,769
   Unisys Corp. * ...................................        44,800         562
                                                                       --------
                                                                          2,331

Construction - 0.5%
   Stanley Works ....................................        25,900       1,206
Consumer Miscellaneous - 2.1%
   Black & Decker Corp. .............................        23,500         887
   Clorox Co. .......................................        52,700       2,084
   Fortune Brands, Inc. .............................        64,400       2,550
                                                                       --------
                                                                          5,521

Cosmetic & Personal Care - 2.9%
   Gillette Co. .....................................        82,500       2,756
   International Flavors & Fragrances, Inc. .........        71,500       2,124
   Procter & Gamble Co. .............................        33,200       2,627
                                                                        -------
                                                                          7,507

Diversified Operations - 5.4%
   Eaton Corp. ......................................        19,100       1,421
   General Electric Co. .............................        67,800       2,718
   Honeywell International, Inc. ....................       137,800       4,660
   Pall Corp. .......................................       102,100       2,457
   Rockwell Collins, Inc. ...........................       104,100       2,030
   Textron, Inc. ....................................        16,700         692
                                                                       --------
                                                                         13,978

Electric Power - 1.8%
   Exelon Corp. .....................................        36,375       1,742
   Firstenergy Corp. ................................        42,000       1,469
   Niagara Mohawk Holdings, Inc. ....................        46,500         824
   NiSource, Inc. ...................................        24,700         570
                                                                       --------
                                                                          4,605

Electrical Equipment - 0.7%
   Cooper Industries, Inc. ..........................        49,800       1,739
Electronic Products & Services - 2.5%
   Agere Systems, Inc. - Cl. A ......................       173,200         986
   Hubbell, Inc. - Cl. B ............................        61,700       1,813
   Rockwell International Corp. .....................        69,500       1,241
   Texas Instruments, Inc. ..........................        70,900       1,985
   Xerox Corp. ......................................        38,000         396
                                                                       --------
                                                                          6,421

Financial Services - 3.9%
   American Express Co. .............................        85,000       3,034
   Citigroup, Inc. ..................................        68,466       3,456
   Mellon Financial Corp. ...........................       101,500       3,818
                                                                       --------
                                                                         10,308

Food, Beverage & Tobacco - 5.8%
   Brown-Forman Corp. - Cl. B .......................        35,300       2,210
   Campbell Soup Co. ................................        74,900       2,237
   General Mills, Inc. ..............................        35,600       1,852
   Hershey Foods Corp. ..............................        35,600       2,410
   Kellogg Co. ......................................        14,900         448
   McCormick & Co., Inc. ............................        24,300       1,020
   Philip Morris Cos., Inc. .........................        42,200       1,935
   UST, Inc. ........................................        87,700       3,069
                                                                       --------
                                                                         15,181

Health Care Products - 5.9%
   Abbott Laboratories ..............................        40,500       2,258
   American Home Products Corp. .....................        67,100       4,117
   Becton, Dickinson & Co. ..........................        44,400       1,472
   Bristol-Myers Squibb Co. .........................        51,000       2,601
   Merck & Co., Inc. ................................        46,700       2,746
   Schering-Plough Corp. ............................        63,900       2,288
                                                                       --------
                                                                         15,482

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                                         Market
        Name of Issuer                                          Shares    Value
                                                                         (000's)

COMMON STOCK - Continued
Insurance - 5.7%
   American International Group, Inc. ..................     31,946     $ 2,537
   Aon Corp. ...........................................     39,200       1,392
   Chubb Corp. .........................................     42,700       2,946
   Lincoln National Corp. ..............................     30,900       1,501
   Prudential Financial, Inc. ..........................     13,100         435
   Safeco Corp. ........................................     73,200       2,280
   St. Paul Cos., Inc. .................................     28,652       1,260
   UnumProvident Corp. .................................     97,700       2,590
                                                                       --------
                                                                         14,941

Leisure & Recreation - 2.7%
   Eastman Kodak Co. ...................................     69,000       2,031
   Hasbro, Inc. ........................................    119,300       1,936
   Starwood Hotels & Resorts Worldwide,
     Inc. ..............................................     99,400       2,967
                                                                       --------
                                                                          6,934

Media - Publishing - 2.6%
   Dow Jones & Co., Inc. ...............................     36,900       2,019
   Knight-Ridder, Inc. .................................     47,800       3,104
   Readers Digest Association, Inc. - Cl. A ............     69,700       1,609
                                                                       --------
                                                                          6,732

Media - TV / Radio - 1.5%
   McGraw-Hill Cos., Inc. ..............................     11,600         707
   The Walt Disney Co. .................................    161,000       3,336
                                                                       --------
                                                                          4,043

Metals & Mining - 1.7%
   Inco, Ltd. ..........................................     31,800         539
   Minnesota Mining & Manufacturing Co. ................     31,000       3,665
   Phelps Dodge Corp. ..................................     11,800         382
                                                                       --------
                                                                          4,586

Oil - 0.4%
   Baker Hughes, Inc. ..................................     26,700         974
Oil & Natural Gas Exploration & Production - 9.2%
   Amerada Hess Corp. ..................................     43,500       2,719
   BP Amoco plc - ADR ..................................     98,732       4,592
   ChevronTexaco Corp. .................................     72,813       6,525
   Exxon Mobil Corp. ...................................    146,834       5,771
   Unocal Corp. ........................................     85,100       3,069
   USX-Marathon Group ..................................     46,000       1,380
                                                                       --------
                                                                         24,056

Oil - Equipment & Service - 1.1%
   Royal Dutch Petroleum Co. ...........................     56,700       2,779
Paper & Forest Products - 2.3%
   International Paper Co. .............................     87,170       3,518
   Kimberly-Clark Corp. ................................     28,800       1,722
   Mead Corp. ..........................................     25,900         800
                                                                       --------
                                                                          6,040

Pollution Control - 1.5%
   Waste Management, Inc. ..............................    121,190       3,867
Real Estate Investment Trust - 1.9%
   Hilton Hotels Corp. .................................    128,300       1,401
   Rouse Co. ...........................................     57,100       1,673
   Simon Property Group, Inc. ..........................     68,300       2,003
                                                                       --------
                                                                          5,077

Retail - Department Stores - 2.3%
   J.C. Penney Co., Inc. ...............................     45,000       1,210
   May Department Stores Co. ...........................     63,350       2,343
   Toys "R" Us, Inc. * .................................    121,700       2,524
                                                                       --------
                                                                          6,077

Retail - Food - 0.9%
   McDonald's Corp. ....................................     86,800       2,298
Telecommunication Equipment - 0.5%
   Corning, Inc. .......................................     59,500         531
   Lucent Technologies, Inc. ...........................    111,300         700
                                                                       --------
                                                                          1,231

Telecommunication Services - 2.9%
   Motorola, Inc. ......................................    113,200       1,700
   Qwest Communications International, Inc. ............    141,100       1,994
   Verizon Communications ..............................     81,716       3,878
                                                                       --------
                                                                          7,572

Telephone - 4.9%
   Alltel Corp. ........................................     55,700       3,438
   AT&T Corp. ..........................................     97,700       1,772
   BellSouth Corp. .....................................     61,200       2,335
   SBC Communications, Inc. ............................     90,455       3,543
   Sprint Corp. ........................................     83,900       1,685
                                                                       --------
                                                                         12,773

Transportation Services - 2.4%
   Norfolk Southern Corp. ..............................     97,500       1,787
   Union Pacific Corp. .................................     77,800       4,435
                                                                       --------
                                                                          6,222

U.S. Government Agencies - 1.0%
   Federal National Mortgage Assoc. ....................     33,200       2,639
Utilities - Electric - 0.5%
   Duke Energy Co. .....................................     32,000       1,256
Utility - 0.9%
   Constellation Energy Group ..........................     87,000       2,310
                                                                       --------
                                     TOTAL COMMON STOCK-       95.1%    247,975
PREFERRED STOCK
Telecommunication Equipment - 0.1%
   Lucent Technologies, Inc. ...........................        135         154
                                                                       --------
                                  TOTAL PREFERRED STOCK-        0.1%        154

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                            Par         Market
          Name of Issuer                                   Value         Value
                                                          (000's)       (000's)
SHORT-TERM INVESTMENTS - 4.6%
   Investment in joint trading account
     (Note B)
   2.055% due 01/02/02 .....................            $ 11,887      $  11,887
                                                        --------      ---------
                          TOTAL INVESTMENTS-               99.8%        260,016
        Cash and Receivables, less payables-                0.2%            630
                                                        --------      ---------
                                 NET ASSETS-              100.0%      $ 260,646
                                                        ========      =========

ADR-American Depository Receipt.
Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE FUND

                                                                         Market
        Name of Issuer                                        Shares      Value
                                                                         (000's)

COMMON STOCK
Aerospace & Defense - 1.8%
   Boeing Co. ..........................................        4,400    $  170
   General Dynamics Corp. ..............................          700        56
   Lockheed Martin Corp. ...............................        8,700       406
   Northrop Grumman Corp. ..............................        2,200       222
   United Technologies Corp. ...........................        3,400       220
                                                                        -------
                                                                          1,074

Auto & Truck Parts - 2.0%
   AutoNation, Inc. ....................................        6,600        81
   AutoZone, Inc. ......................................        3,100       223
   Genuine Parts Co. ...................................        5,600       206
   Johnson Controls, Inc. ..............................        8,300       670
   Visteon Corp. .......................................        3,600        54
                                                                        -------
                                                                          1,234

Automobile - 1.6%
   General Motors Corp. ................................       18,400       894
   General Motors Corp. - Cl. H ........................        3,700        57
                                                                        -------
                                                                            951

Bank - 12.2%
   Bank of America Corp. ...............................       26,210     1,650
   Bank One Corp. ......................................       12,000       469
   BB&T Corporation ....................................        3,800       137
   Comerica, Inc. ......................................        2,900       166
   Dime Bancorp, Inc. ..................................          800        29
   Fifth Third Bancorp .................................        2,400       147
   Fulton Financial Corp. ..............................        2,100        46
   Hudson City Bancorp, Inc. ...........................        7,700       203
   Investors Financial Services Corp. ..................        1,100        73
   JP Morgan Chase & Co. ...............................       29,600     1,076
   M & T Bank Corp. ....................................        5,400       393
   National City Corp. .................................       15,200       445
   PNC Bank Corp. ......................................        3,100       174
   Popular, Inc. .......................................          700        20
   SouthTrust Corp. ....................................        6,900       170
   State Street Corp. ..................................        1,700        89
   Suntrust Banks, Inc. ................................        8,300       520
   Union Planters Corp. ................................       10,600       478
   UnionBanCal Corp. ...................................        1,900        72
   US Bancorp ..........................................        3,900        82
   Washington Mutual, Inc. .............................       13,400       438
   Wells Fargo & Co. ...................................        8,600       374
   Zions Bancorp .......................................        3,400       179
                                                                        -------
                                                                          7,430

Brokerage & Investment Management - 2.3%
   Bear Stearns Cos., Inc. .............................       10,200       598
   Lehman Brothers Holdings, Inc. ......................        5,700       381
   Morgan Stanley, Dean Witter, Discover & Co. .........        7,300       408
                                                                        -------
                                                                          1,387

Business Services - 0.8%
   Pitney Bowes, Inc. ..................................       12,200       459

Chemical - 2.1%
   Ashland, Inc. .......................................       10,700       493
   Cabot Corp. .........................................          900        32
   Dow Chemical Co. ....................................       10,100       341
   Engelhard Corp. .....................................        2,800        78
   Lubrizol Corp. ......................................        4,300       151
   OM Group, Inc. ......................................        1,000        66
   Sigma-Aldrich Corp. .................................        3,600       142
                                                                        -------
                                                                          1,303

Commercial Services - 0.3%
   Cendant Corp. * .....................................        3,700        73
   H & R Block, Inc. ...................................        1,700        76
   R.R. Donnelley & Sons Co. ...........................        1,900        56
                                                                        -------
                                                                            205

Computer Equipment - 2.2%
   Compaq Computer Corp. ...............................       18,400       179
   Dell Computer Corp. .................................        7,200       196
   Gateway, Inc. .......................................       32,700       263
   Hewlett-Packard Co. .................................       12,100       248
   International Business Machines Corp. ...............        3,900       472
                                                                        -------
                                                                          1,358

Computer Software & Services - 1.9%
   Affiliated Computer Services, Inc. - Cl. A * ........        1,000       106
   EarthLink, Inc. .....................................        9,700       118
   Electronic Data Systems Corp. .......................        8,800       603
   First Data Corp. ....................................        4,110       323
                                                                        -------
                                                                          1,150

Construction - 0.6%
   Lowe's Cos., Inc. ...................................        8,000       371

Consumer Miscellaneous - 1.1%
   Harley-Davidson, Inc. ...............................        2,600       141
   Ingram Micro, Inc. - Cl. A ..........................       23,300       404
   Sherwin-Williams Co. ................................        4,700       129
                                                                        -------
                                                                            674

Cosmetic & Personal Care - 3.6%
   Alberto-Culver Co. - Cl. B ..........................        1,900        85
   Avon Products, Inc. .................................        3,500       163
   Colgate-Palmolive Co. ...............................        8,200       473
   Procter & Gamble Co. ................................       18,200     1,440
                                                                        -------
                                                                          2,161

Diversified Operations - 2.0%
   Danaher Corp. .......................................        1,300        78
   General Electric Co. ................................        3,000       120
   Henry Schein, Inc. ..................................        2,900       107
   Honeywell International, Inc. .......................        1,800        61
   ITT Industries, Inc. ................................          700        35
   Kadant, Inc. ........................................          100         2

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE FUND

                                                                         Market
     Name of Issuer                                     Shares            Value
                                                                        (000's)

COMMON STOCK - Continued
Diversified Operations - Continued
   Monsanto Co. .......................................         9,510     $ 322
   Pittston Brink's Group .............................         2,700        60
   Tyco International, Ltd. ...........................         6,100       359
   W.W. Grainger, Inc. ................................         1,800        87
                                                                        -------
                                                                          1,231

Electric Power - 5.4%
   Allegheny Energy, Inc. .............................         2,100        76
   Consolidated Edison, Inc. ..........................           300        12
   Dominion Resources, Inc. ...........................         1,000        60
   Duke Energy Co. ....................................        17,300       679
   Emerson Electric Co. ...............................         1,100        63
   Energy East Corp. ..................................         1,700        32
   Entergy Corp. ......................................        17,500       684
   Exelon Corp. .......................................         1,300        62
   Firstenergy Corp. ..................................           600        21
   Mirant Corp. * .....................................         7,900       127
   PG & E Corp. .......................................         3,500        67
   Pinnacle West Capital Corp. ........................         1,800        75
   Reliant Resources , Inc. ...........................        11,600       192
   Reliant Energy, Inc. ...............................        14,200       377
   TXU Corp. ..........................................         4,200       198
   UtiliCorp United, Inc. .............................        16,800       423
   Xcel Energy, Inc. ..................................         5,300       147
                                                                        -------
                                                                          3,295

Electronic Products & Services - 1.6%
   3Com Corp. .........................................           700         4
   Arrow Electronics, Inc. ............................         5,000       150
   Avnet, Inc. ........................................         4,700       120
   AVX Corp. ..........................................         3,910        92
   Ball Corp. .........................................         1,300        92
   Cabot Microelectronics Corp. .......................           800        63
   NCR Corp. ..........................................         2,800       103
   Progressive Corp. ..................................           700       105
   Solectron Corp. * ..................................         4,600        52
   Tech Data Corp. ....................................         4,410       191
                                                                        -------
                                                                            972

Energy - Alternative Source - 1.7%
   Dynegy, Inc. - Cl.A ................................        11,100       283
   El Paso Corp. ......................................        11,400       509
   Massey Energy Co. ..................................        13,000       269
                                                                        -------
                                                                          1,061

Financial Services - 7.1%
   Cincinnati Financial Corp. .........................         2,900       111
   Citigroup, Inc. ....................................        46,900     2,367
   CNA Financial Corp. * ..............................         2,200        64
   Federated Investments, Inc. - Cl. B ................           900        29
   Hartford Financial Services Group, Inc. ............         4,800       302
   IndyMac Bancorp, Inc. ..............................         3,800        89
   Marshall & Ilsley Corp. ............................         5,300       335
   Merrill Lynch & Co., Inc. ..........................         8,500       443
   Nationwide Financial Services - Cl. A ..............         9,600       398
   SEI Investments Company ............................         3,000       135
   Wesco Financial Corp. ..............................           200        63
                                                                        -------
                                                                          4,336

Food, Beverage & Tobacco - 3.2%
   Pepsi Bottling Group, Inc. .........................         4,200        99
   PepsiCo, Inc. ......................................         7,600       370
   Philip Morris Cos., Inc. ...........................         1,400        64
   R.J. Reynolds Tobacco Holdings, Inc. * .............         8,200       462
   Sara Lee Corp. .....................................        10,700       238
   Smithfield Foods, Inc. .............................         9,400       207
   SuperValu, Inc. ....................................         3,300        73
   Sysco Corp. ........................................        16,800       440
   Tyson Foods, Inc. - Cl. A ..........................         1,927        22
                                                                        -------
                                                                          1,975

Health Care Products - 5.9%
   Abbott Laboratories ................................         8,700       485
   Bristol-Myers Squibb Co. ...........................         7,500       383
   Cardinal Health, Inc. ..............................         7,000       453
   Johnson & Johnson ..................................         4,400       260
   McKesson HBOC, Inc. ................................        18,300       684
   Merck & Co., Inc. ..................................        17,000     1,000
   Perrigo Co. ........................................         4,600        54
   Stryker Corp. ......................................         2,900       169
   UnitedHealth Group, Inc. ...........................         1,300        92
                                                                        -------
                                                                          3,580

Health Care Services - 0.5%
   Aetna US Healthcare, Inc. ..........................         3,500       115
   Caremark Rx, Inc. ..................................         3,600        59
   Humana, Inc. .......................................         5,000        59
   SICOR , Inc. .......................................         3,700        58
                                                                        -------
                                                                            291

Household Appliances / Furnishings - 0.2%
   Mohawk Industries, Inc. ............................         1,800        99
Insurance - 2.0%
   Allstate Corp. .....................................         5,500       185
   American International Group, Inc. .................           915        73
   American National Insurance Co. ....................         1,100        93
   Lincoln National Corp. .............................         2,700       131
   Metlife, Inc. ......................................        19,900       631
   Old Republic International Corp. ...................         2,000        56
   The MONY Group, Inc. ...............................         1,400        48
                                                                        -------
                                                                          1,217

Leisure & Recreation - 1.1%
   Blockbuster, Inc. - Cl. A ..........................         1,600        40
   Brunswick Corp. ....................................         1,700        37
   Loews Corp. ........................................        10,400       576
                                                                        -------
                                                                            653

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE FUND

                                                                        Market
        Name of Issuer                                        Shares     Value
                                                                        (000's)

COMMON STOCK - Continued
Machinery - 0.3%
   Caterpillar, Inc. .....................................     3,100      $ 162
   Tecumseh Products Co. - Cl. A .........................       900         46
                                                                        -------
                                                                            208

Media - Publishing - 0.8%
   Banta Corporation .....................................     2,200         65
   McClatchy Newspapers, Inc. - Cl. A ....................     3,100        146
   Tribune Co. ...........................................     6,690        250
                                                                        -------
                                                                            461

Media - TV / Radio - 2.6%
   Charter Communications, Inc. - Cl. A * ................     2,500         41
   Comcast Corp. - Cl. A .................................     4,000        144
   Cox Radio, Inc. - Cl. A ...............................     2,900         74
   Fox Entertainment Group, Inc. - Cl. A * ...............     1,700         45
   Liberty Media Corp. COM SER A .........................    29,400        412
   The Walt Disney Co. ...................................    13,000        269
   Viacom, Inc. - Cl. B ..................................    13,700        605
                                                                        -------
                                                                          1,590

Metals & Mining - 0.6%
   Alcoa, Inc. ...........................................     3,200        114
   Inco, Ltd. ............................................     3,100         53
   Minnesota Mining & Manufacturing Co. ..................     1,500        177
                                                                        -------
                                                                            344

Natural Gas Distribution - 0.2%
   KeySpan Corp. .........................................     1,700         59
   Nicor, Inc. ...........................................     1,600         67
                                                                        -------
                                                                            126

Oil - 1.0%
   Anadarko Petroleum Corp. ..............................     3,600        205
   Baker Hughes, Inc. ....................................     3,300        120
   ONEOK, Inc. ...........................................    11,900        212
   Panamsat Corp. ........................................     3,200         70
                                                                        -------
                                                                            607

Oil & Natural Gas Exploration & Production - 6.5%
   ChevronTexaco Corp. ...................................     5,235        469
   Conoco, Inc. ..........................................     7,200        204
   Exxon Mobil Corp. .....................................    61,200      2,405
   Kerr-McGee Corp. ......................................       900         49
   Mitchell Energy & Development Corp. -
     Cl. A ...............................................     1,100         58
   NRG Energy, Inc. ......................................     4,900         76
   Occidental Petroleum Corp. ............................     7,500        199
   Phillips Petroleum Co. ................................     4,160        251
   Sunoco, Inc. ..........................................     1,600         60
   Ultramar Diamond Shamrock Corp. .......................       700         35
   USX-Marathon Group ....................................     4,100        123
                                                                        -------
                                                                          3,929

Oil - Equipment & Service - 0.2%
   Halliburton Co. .......................................     8,700        114

Paper & Forest Products - 1.6%
   Boise Cascade Corp. ...................................      2,600      $ 89
   Georgia-Pacific Corp. .................................      7,900       218
   International Paper Co. ...............................      1,700        69
   Temple-Inland, Inc. ...................................      4,500       255
   Weyerhaeuser Co. ......................................      6,400       346
                                                                        -------
                                                                            977

Personal & Commercial Lending - 0.8%
   Countrywide Credit Industries, Inc. ...................     10,600       434
   MBNA Corp. ............................................        700        25
                                                                        -------
                                                                            459

Pollution Control - 0.8%
   Waste Management, Inc. ................................     14,800       472

Real Estate Development - 0.1%
   Lennar Corp. ..........................................      1,600        75

Real Estate Investment Trust - 1.5%
   AMB Property Corp. ....................................      5,400       140
   Archstone Communities Trust ...........................      1,100        29
   Avalonbay Communities, Inc. ...........................      3,000       142
   Equity Office Properties Trust ........................      8,500       256
   Marriott International, Inc. - Cl. A ..................      3,400       138
   Prologis Trust ........................................      8,100       174
   Simon Property Group, Inc. ............................        600        18
                                                                        -------
                                                                            897

Retail - Department Stores - 2.2%
   Best Buy Co., Inc. ....................................      4,800       358
   Dillard's, Inc. - Cl. A ...............................      3,200        51
   Home Depot, Inc. ......................................      1,400        71
   K-mart Corp. ..........................................     24,700       135
   Payless ShoeSource, Inc. * ............................      1,100        62
   Sears, Roebuck & Co. ..................................     12,100       576
   Target Corp. ..........................................      2,300        94
                                                                        -------
                                                                          1,347

Retail - Food - 0.9%
   Albertson's, Inc. .....................................      3,600       113
   Interstate Bakeries ...................................      2,700        65
   Tricon Global Restaurants, Inc. .......................      7,900       389
                                                                        -------
                                                                            567

Shoe & Apparel Manufacturing - 0.4%
   Liz Claiborne, Inc. ...................................      4,700       234

Telecommunication Equipment - 0.3%
   Faichild Semiconductor International - Cl. A ..........      4,200       118
   L-3 Communications Holdings, Corp. ....................        600        54
   Nortel Networks Corp. .................................        100         1
                                                                        -------
                                                                            173

Telecommunication Services - 5.6%
   AT&T Wireless Group ...................................     39,800       572

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE FUND
                                                                         Market
          Name of Issuer                                   Shares         Value
                                                                        (000's)

COMMON STOCK - Continued

Telecommunication Services - Continued
   BCE, Inc. .........................................       3,900      $    89
   Clear Channel Communications, Inc. ................      10,810          550
   Motorola, Inc. ....................................      14,900          224
   United States Cellular Corp. ......................       1,600           72
   Verizon Communications. ...........................      27,300        1,296
   WorldCom, Inc. ....................................      43,000          606
   WorldCom, Inc. MCI Group ..........................         100            1
                                                                      ---------
                                                                          3,410

Telephone - 3.5%
   Alltel Corp. ......................................       3,200          198
   AT&T Corp. ........................................      39,200          711
   BellSouth Corp. ...................................       8,900          340
   Level 3 Communications, Inc. * ....................         300            1
   SBC Communications, Inc. ..........................      15,500          607
   Telephone and Data Systems, Inc. ..................       3,100          278
                                                                      ---------
                                                                          2,135

Transportation Services - 2.2%
   Airborne, Inc. ....................................       5,400           80
   AMR Corp. .........................................       2,600           58
   Continental Airlines, Inc. - Cl. B ................       1,200           32
   CSX Corp. .........................................       7,900          277
   Delta Air Lines, Inc. .............................       6,800          199
   Norfolk Southern Corp. ............................       2,800           51
   UAL Corp. .........................................       2,100           28
   Union Pacific Corp. ...............................       1,700           97
   United Parcel Service, Inc. - Cl. B ...............      10,000          545
                                                                      ---------
                                                                          1,367

U.S. Government Agencies - 2.1%
   Federal Home Loan Mortgage Corp. ..................       3,500          229
   Federal National Mortgage Assoc. ..................      13,300        1,057
                                                                      ---------
                                                                          1,286
                                                                      ---------
                                   TOTAL COMMON STOCK-        97.4%      59,245

                                                            Par
                                                           Value
                                                          (000's)

SHORT-TERM INVESTMENTS - 2.3%

   Investment in joint repurchase agreement
     with Goldman Sachs & Co., 1.778% due
     01/02/02 ........................................      $1,400        1,400
                                                           -------     --------
                                    TOTAL INVESTMENTS-       99.7%       60,645
                  Cash and Receivables, less payables-        0.3%          187
                                                          --------     --------
                                           NET ASSETS-      100.0%      $60,832
                                                          ========     ========

*Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
LARGE/MID CAP VALUE FUND

                                                                        Market
        Name of Issuer                                     Shares        Value
                                                                        (000's)

COMMON STOCK

Aerospace & Defense - 1.9%
   Boeing Co.                                                 21,000     $ 814
   Lockheed Martin Corp.                                      25,900     1,209
   Northrop Grumman Corp.                                      7,300       736
   United Technologies Corp.                                   4,000       259
                                                                       -------
                                                                         3,018

Auto & Truck Parts - 0.3%
   Lear Corp.                                                 11,400       435

Automobile - 0.7%
   Ford Motor Co.                                             24,370       383
   General Motors Corp.                                       14,300       695
                                                                       -------
                                                                         1,078

Bank - 8.3%
   Australia & New Zealand Banking
     Group, Ltd. - ADR                                        47,900     2,188
   Banknorth Group, Inc.                                      32,800       739
   Commerce Bancshares, Inc.                                  10,150       396
   Golden West Financial Corp.                                 9,200       541
   Hibernia Corp. - Cl. A                                     20,400       363
   JP Morgan Chase & Co.                                      43,800     1,592
   KeyCorp                                                    19,900       484
   PNC Bank Corp.                                             53,000     2,979
   UnionBanCal Corp.                                          74,500     2,831
   US Bancorp                                                  5,161       108
   Washington Mutual, Inc.                                     2,350        77
   Westpac Banking Corp., Ltd.                                28,400     1,149
                                                                       -------
                                                                        13,447

Brokerage & Investment Management - 0.4%
   Goldman Sachs Group, Inc.                                   7,800       723

Business Services - 0.3%
   Pitney Bowes, Inc.                                         11,900       448

Chemical - 2.9%
   Air Products & Chemicals, Inc.                             15,400       722
   Ashland, Inc.                                              13,900       641
   E.I. du Pont de Nemours & Co.                              45,500     1,934
   Rohm & Haas Co.                                            39,600     1,371
                                                                       -------
                                                                         4,668

Commercial Sevices - 0.1%
   Aramark Corp. CL B                                          6,600       178

Computer Equipment - 2.6%
   Compaq Computer Corp.                                      49,600       484
   Comverse Technology, Inc.                                   8,100       181
   Hewlett-Packard Co.                                        49,600     1,019
   International Business Machines Corp.                      18,400     2,226
   Palm, Inc.                                                 91,900       356
                                                                       -------
                                                                         4,266

Computer Software & Services - 1.2%
   First Data Corp.                                           23,700     1,859

Consumer Miscellaneous - 0.6%
   Avery Dennison Corp.                                       17,400       984

Container - 0.0%
   Smurfit-Stone Container Corp.                               3,700        59

Cosmetic & Personal Care - 3.0%
   Estee Lauder Cos., Inc. - Cl. A                            36,800     1,180
   Procter & Gamble Co.                                       47,300     3,743
                                                                       -------
                                                                         4,923

Diversified Operations - 2.4%
   ITT Industries, Inc.                                        3,000       151
   Tyco International, Ltd.                                   63,900     3,764
                                                                       -------
                                                                         3,915

Electric Power - 4.1%
   Dominion Resources, Inc.                                   12,800       769
   Exelon Corp.                                               54,012     2,586
   Firstenergy Corp.                                          36,500     1,277
   FPL Group, Inc.                                            17,100       965
   Pinnacle West Capital Corp.                                24,500     1,025
                                                                       -------
                                                                         6,622

Electronic Products & Services - 1.5%
   Cisco Systems, Inc.                                        15,100       273
   Conexant Systems, Inc.                                     32,400       465
   Enterasys Networks, Inc.                                   51,200       453
   National Semiconductor Corp.                               33,600     1,035
   Vitesse Semiconductor Corp.                                10,600       132
                                                                       -------
                                                                         2,358

Energy - Alternative Source - 1.2%
   El Paso Corp.                                              42,800     1,909

Financial Services - 9.0%
   Certegy, Inc.                                               3,400       116
   Citigroup, Inc.                                           166,966     8,429
   Merrill Lynch & Co., Inc.                                  83,100     4,331
   Wachovia Corp.                                             53,100     1,665
                                                                       -------
                                                                        14,541

Food, Beverage & Tobacco - 4.3%
   ConAgra, Inc.                                              88,100     2,094
   PepsiCo, Inc.                                              30,700     1,495
   Philip Morris Cos., Inc.                                   27,700     1,270
   R.J. Reynolds Tobacco Holdings, Inc.                       37,000     2,083
                                                                       -------
                                                                         6,942

Health Care Products - 4.8%
   Abbott Laboratories                                        31,400     1,751
   Anthem, Inc.                                                4,100       203
   Becton, Dickinson & Co.                                    11,700       388
   Eli Lilly & Co.                                            26,500     2,081
   McKesson HBOC, Inc.                                        27,500     1,028
   Pharmacia Corp.                                            55,447     2,365
                                                                       -------
                                                                         7,816

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
LARGE/MID CAP VALUE FUND

                                                                 Market
          Name of Issuer                              Shares     Value
                                                                (000's)

COMMON STOCK - Continued
Health Care Services - 0.5%
   HCA-The Healthcare Corp.                            2,200       $ 85
   Tenet Healthcare Corp.                             11,700        687
                                                                -------
                                                                    772

Insurance - 6.1%
   American International Group, Inc.                 32,450      2,576
   Cigna Corp.                                         5,200        482
   Marsh & McLennan Cos., Inc.                        18,300      1,966
   MBIA, Inc.                                         59,850      3,210
   XL Capital, Ltd. - Cl. A                           18,100      1,654
                                                                -------
                                                                  9,888

Leisure & Recreation - 2.1%
   Blockbuster, Inc. - Cl. A                          44,100      1,111
   Eastman Kodak Co.                                  18,500        544
   MGM Grand, Inc.                                    16,000        462
   Sabre Group Holdings, Inc.                         25,100      1,063
   Six Flags, Inc.                                    18,500        285
                                                                -------
                                                                  3,465

Machinery - 1.4%
   Caterpillar, Inc.                                  17,200        899
   SPX Corp.                                           4,600        630
   Thermo Electron Corp.                              29,700        708
                                                                -------
                                                                  2,237

Media - Publishing - 0.6%
   Gannett Co., Inc.                                  14,200        955
Media - TV / Radio - 3.7%
   Adelphia Communications Corp. -
        Cl. A                                         36,900      1,150
   E.W. Scripps Co. - Cl. A                           15,100        997
   Liberty Media Corp. - Ser. A                      198,400      2,778
   USA Networks, Inc.                                 35,900        980
                                                                -------
                                                                  5,905

Metals & Mining - 1.5%
   Alcoa, Inc.                                        52,100      1,852
   Minnesota Mining & Manufacturing
     Co.                                               4,900        579
                                                                -------
                                                                  2,431

Oil - 0.9%
   Dynegy, Inc. - Cl.A                                59,200      1,510
Oil & Natural Gas Exploration & Production - 8.4%
   ChevronTexaco Corp.                                44,600      3,997
   Conoco, Inc.                                       21,600        611
   Exxon Mobil Corp.                                 213,100      8,375
   Helmerich & Payne, Inc.                             9,000        300
   Rowan Cos., Inc.                                   17,600        341
                                                                -------
                                                                 13,624

Paper & Forest Products - 1.3%
   Bowater, Inc.                                      23,100      1,102
   Kimberly-Clark Corp.                               14,300        855
   Weyerhaeuser Co.                                    2,000        108
                                                                -------
                                                                  2,065

Real Estate Investment Trust - 1.2%
   Equity Office Properties Trust                     29,300        881
   General Growth Properties                           9,700        377
   Kimco Realty Corp.                                 20,250        662
                                                                -------
                                                                  1,920

Real Estate Operations - 0.0%
   Security Capital Group, Inc. - Cl. B                2,600         66

Retail - Department Stores - 2.0%
   Family Dollar Stores, Inc.                         79,000      2,368
   Ross Stores, Inc.                                  29,200        937
                                                                -------
                                                                  3,305

Retail - Food - 2.4%
   McDonald's Corp.                                   66,400      1,758
   Safeway, Inc.                                      49,400      2,062
                                                                -------
                                                                  3,820

Retailers - Food & Drug - 0.4%
   CVS Corp.                                          19,900        589

Telecommunication Services - 5.1%
   Clear Channel Communications, Inc.                 23,000      1,171
   Motorola, Inc.                                     38,700        581
   Verizon Communications                            112,600      5,344
   WorldCom, Inc.                                     86,000      1,211
                                                                -------
                                                                  8,307

Telephone - 4.8%
   Alltel Corp.                                       18,800      1,160
   AT&T Corp.                                        128,000      2,322
   BellSouth Corp.                                    23,400        893
   Qwest Communications International,
     Inc.                                             69,637        984
   SBC Communications, Inc.                           38,195      1,496
   Sprint Corp.                                       45,400        912
                                                                -------
                                                                  7,767

Transportation Services - 1.0%
   Canadian National Railway Co.                      11,700        565
   Fedex Corp.                                         7,200        373
   Southwest Airlines Co.                             38,400        710
                                                                -------
                                                                  1,648

U.S. Government Agencies - 3.9%
   Federal Home Loan Mortgage Corp.                   16,900      1,106
   Federal National Mortgage Assoc.                   65,500      5,207
                                                                -------
                                                                  6,313

                                                                -------
        TOTAL COMMON STOCK-                            96.9%    156,776

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
LARGE/MID CAP VALUE FUND
                                                            Par         Market
          Name of Issuer                                   Value         Value
                                                          (000's)       (000's)
SHORT-TERM INVESTMENTS

Investment in joint trading account (Note B)
   2.055% due 01/02/02                                    $ 5,927       $ 5,927

U.S. Treasury - Bills
   1.806% due 02/05/09                                         35            35
   1.92% due 02/02/07                                          30            30
   1.98% due 02/02/07                                         128           128
                                                                    -----------
                                                                            193
                                                                    -----------
                     TOTAL SHORT-TERM INVEST-
                                       MENTS-                3.8%         6,120
                                                         --------   -----------
                           TOTAL INVESTMENTS-              100.7%       162,896
         Cash and Receivables, less payables-               (0.7)%       (1,186)
                                                         --------   -----------
                                  NET ASSETS-               100.0%     $ 161,710
                                                         ========   ===========
ADR-American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
MONEY MARKET FUND
                                                               Par       Market
     Name of Issuer                                            Value      Value
                                                              (000's)    (000's)
COMMERCIAL PAPER

Automobile - 0.8%
   American Honda Finance
   2.01% due 01/16/02 ..................................      $ 6,000    $ 5,995

Bank - 4.5%
   Deutsche Bank
   2.27% due 01/11/02 ..................................        6,500      6,496
   JP Morgan Chase Bank
   1.75% due 03/13/02 ..................................       15,000     15,000
   LaSalle Bank
   2.1% due 01/30/02 ...................................        5,500      5,500
   Lasalle National Bank
   2.07% due 02/04/02 ..................................        6,000      6,000
                                                                        --------
                                                                          32,996

Banks - 3.6%
   Abbey National America
   2.15% due 01/29/02 ..................................        2,000      1,997
   American Centurion Bank
   1.83% due 02/20/02 ..................................       15,000     15,000
   Dexia Bank
   1.79% due 01/14/02 ..................................       10,000     10,000
                                                                        --------
                                                                          26,997

Brokerage & Investment Management - 2.8%
   Goldman Sachs Group
   3.72% due 01/07/02 ..................................        5,000      4,997
   1.84% due 02/05/02 ..................................       10,000      9,982
   Morgan Stanley Dean Witter
   2.03% due 01/22/02 ..................................        6,000      5,993
                                                                        --------
                                                                          20,972

Commercial Sevices - 1.3%
   Nationwide Anglia Building Society
   2.0% due 02/13/02 ...................................       10,000      9,976

Computer Equipment - 0.9%
   Toronto Dominion Holdings
   1.84% due 02/07/02 ..................................        6,500      6,488

Cosmetic & Personal Care - 1.7%
   Proctor & Gamble Co.
   2.14% due 01/18/02 ..................................       12,617     12,604

Financial Services - 23.3%
   Apreco, Inc.
   1.91% due 02/04/02 ..................................       15,000     14,973
   Corporate Asset Fund
   1.85% due 01/29/02 ..................................       20,000     19,971
   Falcon Asset Securitization
   1.75% due 01/24/02 ..................................       18,000     17,980
   Fleet Funding Corp.
   1.79% due 02/08/02 ..................................       11,000     10,979
   General Electric Capital Corp.
   2.23% due 02/07/02 ..................................        5,000      4,989
   1.8% due 03/27/02 ...................................       10,000      9,958
   Greyhawk Capital Corp.
   2.06% due 01/22/02 ..................................       10,000      9,988
   Hartford Financial Services
   1.96% due 02/08/02 ..................................        9,000      8,981
   International Lease Finance Corp.
   2.07% due 01/04/02 ..................................        6,500      6,499
   Montana Blanc Capital Corp.
   1.98% due 02/04/02 ..................................        7,000      6,987
   2.08% due 01/15/02 ..................................        9,099      9,092
   Morgan JP Chase
   1.9% due 02/14/02 ...................................        6,000      5,986
   Peacock Funding Corp.
   1.92% due 01/18/02 ..................................        8,340      8,332
   Preferred Receivables Funding
   1.85% due 02/04/02 ..................................       15,000     14,974
   Societe Generale
   2.28% due 01/14/02 ..................................        6,500      6,495
   Variable Funding Capital
   1.75% due 02/11/02 ..................................       11,000     10,978
   Wells Fargo & Co.
   1.98% due 01/11/02 ..................................        6,500      6,496
                                                                        --------
                                                                         173,658

Food, Beverage & Tobacco - 2.0%
   Coca Cola Enterprises, Inc.
   2.05% due 02/15/02 ..................................       15,000     14,962

Health Care Products - 3.9%
   Glaxo plc
   2.02% due 02/04/02 ..................................       13,000     12,975
   Merck & Co., Inc.
   1.78% due 01/31/02 ..................................        8,000      7,988
   1.85% due 03/27/02 ..................................        8,000      7,965
                                                                        --------
                                                                          28,928

Insurance - 2.4%
   New York Life Capital Corp.
   1.8% due 02/27/02 ...................................       18,000     17,949

Personal & Commercial Lending - 12.8%
   Abbey National Treasury
   2.0% due 02/15/02 ...................................       12,000     12,000
   American General Finance Corp.
   2.29% due 01/04/02 ..................................        6,500      6,499
   Edison Asset Secured
   1.76% due 02/07/02 ..................................       12,000     11,978
   Halifax plc
   1.9% due 02/11/02 ...................................       17,000     16,963
   Household Financial Corp.
   2.25% due 01/25/02 ..................................        3,000      2,996
   National Rural Utilities Cooperative Finance
   2.05% due 01/18/02 ..................................       10,000      9,990
   President & Fellows Harvard Co.
   1.74% due 03/18/02 ..................................       20,000     19,927

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
MONEY MARKET FUND
                                                            Par           Market
             Name of Issuer                                 Value         Value
                                                           (000's)       (000's)
COMMERCIAL PAPER - Continued
Personal & Commercial Lending - Continued

   Windmill Funding Corp.
   1.77% due 02/01/02 ................................    $ 15,000      $ 14,977
                                                                      ----------
                                                                          95,330

U.S. Government Agencies - 32.2%
   Federal Farm Credit Bank
   1.89% due 02/12/02 ................................       4,714         4,704
   2.0% due 03/01/02 .................................      10,000        10,000
   Federal Home Loan Bank
   7.817% due 08/20/02 ...............................      13,000        12,999
   4.875% due 01/22/02 ...............................       5,250         5,257
   5.25% due 04/25/02 ................................       5,000         5,026
   6.75% due 02/01/02 ................................       2,135         2,140
   Federal Home Loan Mortgage Corp. - Notes
   1.71% due 03/22/02 ................................       4,275         4,259
   1.81% due 03/07/02 ................................      60,000        59,804
   2.02% due 01/31/02 ................................       7,000         6,988
   2.16% due 04/19/02 ................................      10,000         9,935
   2.28% due 01/10/02 ................................       4,000         3,998
   Federal Home Loan Mortgage Corp.
   4.02% due 07/02/02 ................................      10,000        10,000
   Federal National Mortgage Assoc.
   1.78% due 03/14/02 ................................      20,000        19,928
   1.81% due 11/29/02 ................................       8,000         7,998
   1.85% due 02/07/02 ................................      10,000         9,981
   2.05% due 01/02/02 ................................      10,000         9,999
   2.19% due 01/17/02 ................................      25,000        24,976
   2.19% due 01/24/02 ................................      15,000        14,979
   2.25% due 01/17/02 ................................      15,000        14,985
   3.77% due 04/19/02 ................................       2,000         1,977
                                                                     -----------
                                                                         239,933

U.S. Governmental - 1.6%
   United States Treasury - Notes
   1.96% due 01/31/02 ................................      12,000        11,980
                                                                     -----------
                               TOTAL COMMERCIAL PAPER-        93.8%      698,768
                                                                     -----------
JOINT REPURCHASE AGREEMENT - 3.2%
   Investment in joint repurchase agreement
     with SBC Warburg, Ltd., 1.69% due 01/02/
     02 (Secured by various U.S. Treasury
     obligations and U.S. Government Agency
     Bonds) ..........................................      24,029        24,029
                                                         ---------   -----------
                                    TOTAL INVESTMENTS-        97.0%      722,797
                  Cash and Receivables, less payables-         3.0%       22,719
                                                         ---------   -----------
                                           NET ASSETS-       100.0%  $   745,516
                                                         ---------   -----------

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
SMALL/MID CAP GROWTH FUND

                                                                         Market
     Name of Issuer                                           Shares     Value
                                                                         (000's)

COMMON STOCK
Bank - 2.1%
   M & T Bank Corp. ..................................        21,700     $ 1,581
   Sovereign Bancorp, Inc. ...........................       190,400       2,330
                                                                        --------
                                                                           3,911

Brokerage & Investment Management - 4.0%
   Investment Technology Group, Inc. .................        99,800       3,899
   Legg Mason, Inc. ..................................        69,300       3,464
                                                                        --------
                                                                           7,363

Commercial Sevices - 2.5%
   TMP Worldwide, Inc. ...............................        20,500         879
   United Rentals, Inc. ..............................       163,700       3,716
                                                                        --------
                                                                           4,595

Computer Equipment - 1.3%
   Brocade Communications Systems, Inc. ..............        17,500         580
   Lexmark International Group, Inc. - Cl. A .........        22,900       1,351
   Network Appliance, Inc. ...........................        23,000         503
                                                                        --------
                                                                           2,434

Computer Software & Services - 12.4%
   Affiliated Computer Services, Inc. - Cl. A ........        23,800       2,526
   Agile Software Corp. ..............................        27,000         465
   Aspen Technologies, Inc. ..........................        26,500         445
   DST Systems, Inc. .................................        42,200       2,104
   i2 Technologies, Inc. .............................        41,500         328
   IMS Health, Inc. ..................................        81,200       1,584
   Manhattan Associates, Inc. ........................       121,700       3,548
   Mercury Interactive Corp. .........................        25,000         849
   Parametric Technology Corp. .......................        46,500         363
   Peoplesoft, Inc. ..................................        18,000         724
   Rational Software Corp. ...........................        93,800       1,829
   SunGard Data Systems, Inc. ........................       115,000       3,327
   Synopsys, Inc. ....................................        19,000       1,122
   Trizetto Group, Inc. ..............................        40,500         531
   VeriSign, Inc. ....................................        20,000         761
   Verity, Inc. ......................................       126,400       2,560
                                                                        --------
                                                                          23,066

Construction - 0.9%
   SPX Corp. .........................................        12,100       1,657

Consumer Miscellaneous - 1.8%
   Linens `N Things, Inc. ............................       134,700       3,435

Container - 0.8%
   Bemis Co., Inc. ...................................        30,400       1,495

Diversified Operations - 2.7%
   Dionex Corp. ......................................        44,500       1,135
   Ionics, Inc. ......................................         2,800          84
   Pactiv Corp. ......................................       209,700       3,722
                                                                        --------
                                                                           4,941

Electric Power - 2.4%
   Calpine Corp. .....................................       124,600       2,092
   Pinnacle West Capital Corp. .......................        54,700       2,289
                                                                         -------
                                                                           4,381

Electronic Products & Services - 13.6%
   Cytyc Corp. .......................................        48,000       1,253
   Emulex Corp. ......................................        16,400         648
   Lam Research Corp. ................................        21,500         499
   Lattice Semiconductor Corp. .......................       185,500       3,816
   Microchip Technology, Inc. ........................        24,000         930
   Novellus Systems, Inc. ............................        49,700       1,961
   Optimal Robotics Corp. ............................        47,700       1,691
   QLogic Corp. ......................................        14,000         623
   Sanmina Corp. .....................................       160,500       3,194
   Sonus Networks, Inc. ..............................        70,000         323
   Symbol Technologies, Inc. .........................       139,750       2,219
   Triquint Semiconductor, Inc. ......................        49,400         606
   Varian Semiconductor Equipment
     Associates, Inc. ................................        22,500         778
   Veeco Instruments Inc. ............................       129,700       4,676
   Waters Corp. ......................................        50,800       1,968
                                                                        --------
                                                                          25,185

Food, Beverage & Tobacco - 4.0%
   Constellation Brands, Inc. - Cl. A ................       112,600       4,825
   Pepsi Bottling Group, Inc. ........................       111,000       2,608
                                                                        --------
                                                                           7,433

Health Care Products - 19.9%
   Amerisource Bergen Corp. COM ......................        62,200       3,953
   Becton, Dickinson & Co. ...........................        78,700       2,609
   Cambrex Corp. .....................................        14,000         610
   Cephalon, Inc. ....................................        16,000       1,209
   Core Laboratories NV ..............................        50,400         707
   CV Therapeutics, Inc. .............................        16,000         832
   Edwards Lifesciences Corp. ........................       134,400       3,713
   Gilead Sciences, Inc. .............................         8,000         526
   IDEXX Laboratories, Inc. ..........................        95,300       2,717
   Incyte Pharmacuticals, Inc. .......................         7,600         149
   Ivax Corp. ........................................       105,100       2,117
   Laboratory Corporation of America
     Holdings ........................................        60,200       4,867
   NPS Pharmaceuticals, Inc. .........................        12,500         479
   Patterson Dental Co. ..............................        50,200       2,055
   Regeneron Pharmaceuticals .........................        17,000         479
   Respironics, Inc. .................................        61,200       2,120
   Trigon Healthcare, Inc. ...........................        56,300       3,910
   Vertex Pharmaceuticals, Inc. ......................         8,800         216
   Watson Pharmaceuticals, Inc. ......................       113,800       3,572
                                                                        --------
                                                                          36,840

Health Care Services - 2.2%
   Gene Logic, Inc. ..................................        35,000         660
   Health Management Assoc., Inc. - Cl. A ............       144,400       2,657

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
SMALL/MID CAP GROWTH FUND

                                                                       Market
        Name of Issuer                                      Shares      Value
                                                                       (000's)

COMMON STOCK - Continued
Health Care Services - Continued
   Idec Pharmaceuticals Corp. ........................      10,000      $ 689
                                                                       ------
                                                                        4,006

Housing - 1.6%
   D.R. Horton, Inc. .................................      89,000      2,889

Insurance - 3.8%
   Ambac Financial Group, Inc. .......................      65,000      3,761
   Reinsurance Group of America ......................      99,400      3,308
                                                                      -------
                                                                        7,069

Leisure & Recreation - 2.0%
   CEC Entertainment, Inc. ...........................      66,900      2,903
   Speedway Motorsports, Inc. ........................      35,800        905
                                                                      -------
                                                                        3,808

Oil - 0.8%
   Chesapeake Energy Corp. ...........................     212,400      1,404
Oil & Natural Gas Exploration & Production - 1.6%
   Helmerich & Payne, Inc. ...........................      13,600        454
   Patina Oil & Gas Corporation ......................      22,800        627
   Swift Energy Co. ..................................      92,300      1,864
                                                                      -------
                                                                        2,945

Oil - Equipment & Service - 1.5%
   Hanover Compressor Co. ............................     108,700      2,746

Retail - Department Stores - 4.7%
   BJ's Wholesale Club, Inc. .........................      67,000      2,955
   Family Dollar Stores, Inc. ........................     102,800      3,082
   Fastenal Co. ......................................      14,300        950
   Staples, Inc. .....................................      91,300      1,707
                                                                      -------
                                                                        8,694

Retail - Food - 2.3%
   Darden Restaurants, Inc. ..........................     119,100      4,216

Shoe & Apparel Manufacturing - 2.8%
   Columbia Sportswear Co. ...........................      66,100      2,201
   Liz Claiborne, Inc. ...............................      61,700      3,070
                                                                      -------
                                                                        5,271

Telecommunication Equipment - 4.1%
   Ciena Corp. .......................................      22,000        315
   CommScope, Inc. ...................................     126,200      2,684
   Faichild Semiconductor International -
     Cl. A ...........................................      92,100      2,597
   Tekelec, Inc. .....................................     109,700      1,987
                                                                      -------
                                                                        7,583

Transportation Services - 1.1%
   EGL, Inc. .........................................     140,300      1,957
                                                                      -------
                                   TOTAL COMMON STOCK-       96.9%    179,324

                                                           Par         Market
          Name of Issuer                                   Value        Value
                                                          (000's)      (000's)
SHORT-TERM INVESTMENTS - 3.0%
   John Hancock Joint Account
     2.055% due 01/02/02 .............................   $  5,648     $    5,648
                                                         --------     ----------
                                    TOTAL INVESTMENTS-       99.9%       184,972
                  Cash and Receivables, less payables-        0.1%           260
                                                         --------     ----------
                                           NET ASSETS-      100.0%    $  185,232
                                                         ========     ==========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
BOND INDEX FUND
                                                               Par       Market
        Name of Issuer                                        Value      Value
                                                             (000's)     (000's)
PUBLICLY-TRADED BONDS

Aerospace & Defense - 0.4%
   Northrop-Grumman Corp. - Debs.
   7.75% due 03/01/16 ...................................     $   75    $   80
   Raytheon Co. - Notes
   6.75% due 08/15/07 ...................................        200       207
   United Technologies Corp.
   6.625% due 11/15/04 ..................................        200       213
   United Technologies Corp. - Debs.
   8.875% due 11/15/19 ..................................         50        61
                                                                       -------
                                                                           561

Aerospace/Defense - 1.5%
   Boeing Cap. Corp. - Sr. Notes
   7.1% due 09/27/05 ....................................        500       526
   General Electric Capital Corp.
   6.125% due 02/22/11 ..................................        150       152
   7.5% due 06/05/03 ....................................        700       741
   Lockheed Martin Corp.
   8.2% due 12/01/09 ....................................        200       225
   United Bank National Association of Minneapolis
   6.375% due 08/01/11 ..................................        325       328
                                                                       -------
                                                                         1,972

Auto & Truck Parts - 0.3%
   TRW, Inc.
   7.125% due 06/01/09 ..................................        150       148
   Visteon Corp.
   7.95% due 08/01/05 ...................................        250       261
                                                                       -------
                                                                           409

Automobile - 1.1%
   Daimler Chrysler Auto Trust - Notes
   6.7% due 03/08/06 ....................................        400       423
   Delphi Automotive Systems Corp. - Debs.
   7.125% due 05/01/29 ..................................         50        45
   Delphi Automotive Systems Corp. - Notes
   6.5% due 05/01/09 ....................................        200       191
   Ford Motor Co.
   6.625% due 02/15/28 ..................................        350       291
   General Motors Corp. Sr. Unsec. Notes
   7.2% due 01/15/11 ....................................        500       501
                                                                       -------
                                                                         1,451

Bank - 3.2%
   African Development Bank - Sub. Notes
   6.875% due 10/15/15 ..................................         35        37
   Asian Development Bank - Bonds
   5.5% due 04/23/04 ....................................        270       281
   Bank of America Corp. - Sub. Notes
   7.8% due 02/15/10 ....................................        350       383
   Bank One Corp.
   7.875% due 08/01/10 ..................................        300       330
   Bank One Corp. - Sr. Notes
   5.625% due 02/17/04 ..................................        150       155
   BankAmerica Corp. - Sub. Notes
   6.5% due 03/15/06 ....................................        150       156
   Chase Manhattan Corp. - Sub. Notes
   7.125% due 02/01/07 ..................................        225       239
   Credit Suisse First Boston, Inc. - Notes
   5.875% due 08/01/06 ..................................        500       509
   Fleet Boston Corp. - Sub. Notes
   7.375% due 12/01/09 ..................................        100       107
   Fleet Financial Group, Inc. - Sub. Debs.
   6.7% due 07/15/28 ....................................         75        73
   HSBC Holdings PLC
   7.5% due 07/15/09 ....................................        150       162
   InterAmerican Development Bank - Debs.
   8.5% due 03/15/11 ....................................        200       238
   International Bank of Reconstruction &
     Development - Notes
   5.0% due 03/28/06 ....................................        750       756
   Korea Development Bank
   7.375% due 09/17/04 ..................................        120       128
   National City Bank of Pennsylvania - Sub.
     Notes
   7.25% due 10/21/11 ...................................         50        53
   Royal Bank of Scotland PLC - Sub. Notes
   6.4% due 04/01/09 ....................................        150       152
   Wachovia Corp. - Sub. Notes
   5.625% due 12/15/08 ..................................         75        73
   Wells Fargo Co. - Notes
   6.625% due 07/15/04 ..................................        175       186
   Wells Fargo Co. - Sub. Notes
   6.875% due 04/01/06 ..................................        150       160
                                                                       -------
                                                                         4,178

Brokerage & Investment Management - 2.3%
   Bear Stearns Co., Inc.
   7.625% due 02/01/05 ..................................        250       266
   Lehman Brothers Holdings, Inc. - Notes
   6.25% due 05/15/06 ...................................        500       512
   Merrill Lynch & Co., Inc. - Notes
   8.0% due 06/01/07 ....................................        200       221
   Morgan Stanley Capital, Inc. - CTF 1998
     WFI CL. A1
   6.25% due 07/15/07 ...................................      1,107     1,153
   Morgan Stanley Dean Witter
   7.75% due 06/15/05 ...................................        170       186
   Morgan Stanley Group, Inc.
   6.75% due 04/15/11 ...................................        250       256
   Salomon Brothers Mortgage Securities Inc.
     - Pass Through Certificates
   7.52% due 12/18/09 ...................................        300       324
                                                                       -------
                                                                         2,918

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
BOND INDEX FUND
                                                                Par       Market
        Name of Issuer                                         Value      Value
                                                             (000's)     (000's)
PUBLICLY-TRADED BONDS - Continued

Business Services - 0.1%
   Electronic Data Systems Corp.
   7.125% due 10/15/09 ...................................      $100   $   105
Chemical - 0.1%
   Eastman Chemical - Debs.
   7.6% due 02/01/27 .....................................        50        44
   Morton International, Inc. - Debs.
   9.25% due 06/01/20 ....................................        40        47
   Rohm & Haas Co. - Notes
   7.4% due 07/15/09 .....................................        80        87
                                                                       -------
                                                                           178

Computer Equipment - 0.2%
   Hewlett - Packard Co. - Notes
   7.15% due 06/15/05 ....................................       200       211
   International Business Machines Corp. -
     Debs.
   7.0% due 10/30/25 .....................................       100       105
                                                                       -------
                                                                           316

Consumer Miscellaneous - 0.2%
   Fortune Brands, Inc. - Debs.
   7.875% due 01/15/23 ...................................       100       109
   United Utilities PLC - Notes
   6.875% due 08/15/28 ...................................       100        88
                                                                       -------
                                                                           197

Cosmetic & Personal Care - 0.2%
   Procter & Gamble Co. - Debs.
   6.45% due 01/15/26 ....................................       100       100
   Unilever Capital
   7.125% due 11/01/10 ...................................       200       216
                                                                       -------
                                                                           316

Diversified Operations - 0.9%
   Abitibi Consolidated, Inc.
   8.3% due 08/01/05 .....................................       250       266
   EOP Operating LP - Notes
   6.8% due 01/15/09 .....................................       150       150
   Honeywell International, Inc. - Notes
   7.5% due 03/01/10 .....................................        75        81
   John Deere Capital Corp. - Notes
   6.0% due 02/15/09 .....................................        60        59
   Tyco International Group SA
   6.375% due 06/15/05 ...................................       530       546
                                                                       -------
                                                                         1,102

Electric Power - 1.0%
   CalEnergy Co., Inc. - Bonds
   8.48% due 09/15/28 ....................................        60        65
   Dominion Resources, Inc.
   8.125% due 06/15/10 ...................................       200       220
   Duke Energy Co. - 1st Ref. Mtg.
   6.75% due 08/01/25 ....................................       100        95
   First Energy Corp. - Notes Ser. C
   7.375% due 11/15/31 ...................................       145       141
   Florida Power & Light Co.
   7.75% due 02/01/23 ....................................        50        51
   Niagara Mohawk Power Corp.
   7.75% due 10/01/08 ....................................       200       214
   Ontario Hydro
   6.1% due 01/30/08 .....................................       100       104
   South Carolina Electric & Gas - 1st Mtge.
   7.5% due 06/15/23 .....................................       100        97
   Tennessee Valley Authority
   6.75% due 11/01/25 ....................................       100       105
   Virginia Electric Power Co. - 1st Mtge.
   7.625% due 07/01/07 ...................................       150       163
                                                                       -------
                                                                         1,255

Electronic Products & Services - 0.3%
   First Data Corp. - Sr. Notes
   5.625% due 11/01/11 ...................................       400       382

Financial Services - 2.8%
   Ameritech Capital Funding Corp.
   6.875% due 10/15/27 ...................................        60        62
   Anardarko Finance Co. SR NT
   6.75% due 05/01/11 ....................................       200       204
   Associates Corp. of North America
   5.5% due 02/15/04 .....................................       675       699
   Chase Commercial Mortgage Securities
     Corp. CTF 2000 CL. A2
   7.631% due 07/15/32 ...................................       300       326
   Citicorp Capital II
   8.015% due 02/15/27 ...................................       100       104
   Citigroup, Inc. - Notes
   6.625% due 01/15/28 ...................................       100        98
   Financing Corp.
   8.6% due 09/26/19 .....................................       150       188
   Goldman Sachs Group, Inc. - Notes
   7.35% due 10/01/09 ....................................       100       105
   Hartford Financial Services Group, Inc. -
     Sr. Notes
   7.75% due 06/15/05 ....................................       150       161
   KFW International Finance, Inc. - Sr. Notes
   5.25% due 06/28/06 ....................................       300       304
   Massachusetts Special Purpose Trust Ser. 1
     CTF CL. A5
   7.03% due 03/15/12 ....................................       150       160
   Newcourt Credit Group, Inc. Ser. B
   6.875% due 02/16/05 ...................................       100       106
   Qwest Capital Funding - Notes
   7.9% due 08/15/10 .....................................       540       549
   Sumitomo Bank International Finance NV -
     Notes
   8.5% due 06/15/09 .....................................       100       111

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
-------------------------------------------------------------------------------
BOND INDEX FUND
                                                             Par       Market
        Name of Issuer                                      Value      Value
                                                           (000's)    (000's)
PUBLICLY-TRADED BONDS - Continued

Financial Services - Continued
   Washington Mutual Capital I
   8.375% due 06/01/27 ................................      $  60       $ 60
   Washington Mutual Finance Corp. - Sr.
     Notes
   6.25% due 05/15/06 .................................        300        310
                                                                      -------
                                                                        3,547
Food, Beverage & Tobacco - 1.0%
   Archer Daniels Midland Co. - Notes
   6.25% due 05/15/03 .................................        275        286
   Coca-Cola Enterprises, Inc. - Debs.
   8.5% due 02/01/22 ..................................        100        120
   Conagra, Inc. - Debs.
   9.75% due 03/01/21 .................................         75         96
   Kellogg Co. - Debs. Ser. B
   7.45% due 04/01/31 .................................        100        107
   Kraft Foods, Inc. - Notes
   4.625% due 11/01/06 ................................        300        294
   Pepsi Bottling Group, Inc. - Sr. Notes
   Ser. B
   7.0% due 03/01/29 ..................................        100        105
   Philip Morris Cos., Inc. - Debs.
   8.25% due 10/15/03 .................................        100        108
   SuperValu, Inc. - Notes
   7.625% due 09/15/04 ................................        150        153
                                                                      -------
                                                                        1,269

Food, Beverage and Tobacco - 0.1%
   Sara Lee Corp. - Notes
   6.25% due 09/15/11 .................................        100        102

Foreign Governmental - 1.4%
   Government of Canada
   5.25% due 11/05/08 .................................        125        125
   Government of Malaysia - Bonds
   8.75% due 06/01/09 .................................         50         56
   Government of New Zealand - Debs.
   8.75% due 12/15/06 .................................        120        139
   Hydro-Quebec
   8.4% due 01/15/22 ..................................        100        119
   Kingdom of Sweden - Debs.
   12.0% due 02/01/10 .................................         75        105
   Province of Newfoundland - Debs.
   9.0% due 10/15/21 ..................................         60         76
   Province of Ontario - Bonds
   6.0% due 02/21/06 ..................................        300        312
   Province of Quebec - Debs.
   7.5% due 07/15/23 ..................................        100        111
   Republic of Greece - Notes
   6.95% due 03/04/08 .................................        405        436
   Republic of Korea - Unsub.
   8.75% due 04/15/03 .................................         85         91
   Spain Kingdom
   7.0% due 07/19/05 ..................................        250        270
                                                                       ------
                                                                        1,840

Health Care Products - 0.3%
   Bristol Myers Squibb Co. - Notes
   5.75% due 10/01/11 .................................        300        297
   Eli Lilly & Co. - Notes
   7.125% due 06/01/25 ................................         80         86
                                                                      -------
                                                                          383

Health Care Services - 0.2%
   Abbott Laboratories - Notes
   5.625% due 07/01/06 ................................        250        257

Insurance - 0.4%
   Aetna, Inc.
   7.625% due 08/15/26 ................................        100        108
   Allstate Corp.
   7.2% due 12/01/09 ..................................        150        159
   Hartford Life, Inc. - Debs.
   7.65% due 06/15/27 .................................         50         53
   Torchmark, Inc. - Debs.
   8.25% due 08/15/09 .................................        100        105
   Travelers Property Casualty Corp. - Sr.
     Notes
   7.75% due 04/15/26 .................................         50         54
                                                                      -------
                                                                          479

Machinery - 0.1%
   Caterpillar, Inc. - Debs.
   8.0% due 02/15/23 ..................................         50         57

Media - TV / Radio - 0.7%
   Comcast Cable Communications - Notes
   8.875% due 05/01/17 ................................         75         86
   News America Holdings, Inc. - Debs.
   7.7% due 10/30/25 ..................................        100         96
   TCI Communciations, Inc. - Sr. Notes
   7.125% due 02/15/28 ................................         70         67
   Time Warner Entertainment, Inc. - Sr.
     Notes
   8.375% due 07/15/33 ................................        200        227
   Viacom, Inc.
   7.875% due 07/30/30 ................................         50         55
   Viacom, Inc. - Sr. Notes
   7.75% due 06/01/05 .................................        350        377
                                                                      -------
                                                                          908

Metals & Mining - 0.3%
   ALCOA, Inc. - Notes
   7.375% due 08/01/10 ................................        200        218
   Noranda, Inc. - Debs.
   7.0% due 07/15/05 ..................................        200        202
                                                                      -------
                                                                          420
                                       110

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
-------------------------------------------------------------------------------
BOND INDEX FUND
                                                                 Par      Market
     Name of Issuer                                             Value     Value
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Natural Gas Distribution - 0.6%
   Keyspan Corp.
   7.25% due 11/15/05 ......................................    $ 500    $   531
   Tennessee Gas Pipeline - Bonds
   7.5% due 04/01/17 .......................................      100         95
   Williams Cos, Inc. - Notes
   7.875% due 09/01/21 .....................................      150        152
                                                                         -------
                                                                             778

Oil - 0.2%
   Atlantic Richfield Co. - Notes
   5.55% due 04/15/03 ......................................       75         78
   Occidental Petroleum Corp. - Debs.
   7.2% due 04/01/28 .......................................       40         39
   Tosco Corp. - Notes
   7.625% due 05/15/06 .....................................      115        124
                                                                         -------
                                                                             241

Oil& Natural Gas Exploration & Production - 1.0%
   Burlington Resources, Inc - Debs.
   9.125% due 10/01/21 .....................................       90        104
   Conoco, Inc. - Sr. Notes
   6.95% due 04/15/29 ......................................      190        193
   Norsk Hydro A/S
   7.25% due 09/23/27 ......................................       75         75
   Phillips Petroleum Co. - Debs.
   6.65% due 07/15/18 ......................................       50         48
   Sempra Energy - Sr. Notes
   6.8% due 07/01/04 .......................................      700        723
   Trans-Canada Pipelines
   7.7% due 06/15/29 .......................................      100        103
   Union Oil Co. of California
   7.5% due 02/15/29 .......................................       60         62
                                                                         -------
                                                                           1,308

Oil - Equipment & Service - 0.1%
   Coastal Corp. - Debs.
   6.5% due 06/01/08 .......................................      100         97

Paper & Forest Products - 0.3%
   Bowater, Inc. - Debs.
   9.0% due 08/01/09 .......................................      100        109
   Champion International Corp. - Debs.
   7.35% due 11/01/25 ......................................       50         48
   International Paper Co. - Notes
   6.75% due 09/01/11 ......................................      250        253
   Westvaco Corp. - Notes
   7.1% due 11/15/09 .......................................       35         36
                                                                         -------
                                                                             446

Personal & Commercial Lending - 3.1%
   Aristar, Inc. - Sr. Notes
   6.5% due 11/15/03 .......................................      200        208
   CitiFinancial Credit Co. - Notes
   5.9% due 09/01/03 .......................................      150        156
   Countrywide Home Loan Corp.
   6.25% due 04/15/09 ......................................      250        248
   Ford Motor Credit Co.
   6.125% due 01/09/06 .....................................      800        781
   General Motors Acceptance Corp.
   5.85% due 01/14/09 ......................................      500        470
   GMAC Commercial Mortgaged Securities,
     Inc. CTF 1998-C1 CL. A2
   6.7% due 05/15/30 .......................................      500        515
   Household Finance Corp. - Sr. Unsub.
   5.875% due 02/01/09 .....................................      280        266
   LB Commercial Conduit Mortgage Trust
     1999 Pass Through Certificates
   7.325% due 09/15/09 .....................................      400        429
   MBNA Master Credit Card Trust II - Notes
   6.5% due 04/15/10 .......................................      400        421
   Standard Credit Card Master Trust
   8.25% due 01/07/07 ......................................      400        442
   Toyota Motor Credit Corp. - Notes
   5.5% due 12/15/08 .......................................       60         59
                                                                         -------
                                                                           3,995

Real Estate Investment Trust - 0.0%
   Spieker Properties, Inc. - Debs.
   7.5% due 10/01/27 .......................................       40         38

Retail - Department Stores - 0.3%
   Dayton Hudson Corp. - Debs.
   6.75% due 01/01/28 ......................................       25         25
   Federated Department Stores
   6.625% due 04/01/11 .....................................      200        197
   Target Corp.
   6.35% due 01/15/11 ......................................      100        103
   Wal-Mart Stores, Inc. - Debs.
   6.75% due 10/15/23 ......................................      100        103
                                                                         -------
                                                                             428

Retail - Food - 0.3%
   Albertson's, Inc. - Notes
   6.625% due 06/01/28 .....................................       50         46
   McDonald's Corp. - Sub. Debs.
   7.31% due 09/15/27 ......................................       60         60
   Safeway, Inc.
   7.25% due 09/15/04 ......................................      150        160
   Safeway, Inc. - Notes
   7.5% due 09/15/09 .......................................      150        163
                                                                         -------
                                                                             429

Retailers - Food & Drug - 0.2%
   Delhaize America, Inc. - Notes
   8.125% due 04/15/11 .....................................      200        220

Telecommunication Equipment - 0.1%
   GTE Corp. - Debs.
   6.94% due 04/15/28 ......................................      100         99

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
BOND INDEX FUND
                                                             Par       Market
        Name of Issuer                                       Value     Value
                                                           (000's)    (000's)
PUBLICLY-TRADED BONDS - Continued

Telecommunication Services - 1.3%
   AT&T Canada, Inc. - Sr. Notes
   7.65% due 09/15/06 ..................................     $ 150       $ 98
   AT&T Wireless, Inc. - Sr. Notes
   7.875% due 03/01/11 .................................       200        214
   Bell Canada
   7.75% due 04/01/06 ..................................       125        134
   BellSouth Telecommunications, Inc. - Debs.
   7.0% due 10/01/25 ...................................       100        104
   British Telecommunications PLC - Notes
   8.375% due 12/15/10 .................................       200        221
   Deutsche Telekom International Finance
   8.25% due 06/15/30 ..................................       100        111
   France Telecom - Sr. Notes 144A (a)
   7.2% due 03/01/06 ...................................       350        372
   Telefonica Europe BV US - Notes
   8.25% due 09/15/30 ..................................       100        110
   Vodafone Group PLC
   7.75% due 02/15/10 ..................................       100        110
   Worldcom, Inc. - Notes
   8.25% due 05/15/31 ..................................       150        158
                                                                      -------
                                                                        1,632

Telephone - 0.7%
   Alltel Corp. - Sr. Notes
   7.6% due 04/01/09 ...................................       100        103
   MCI Worldcom, Inc. - Sr. Notes
   6.4% due 08/15/05 ...................................       600        606
   New York Telephone Co. - Debs.
   7.25% due 02/15/24 ..................................       100         97
   Sprint Capital Corp.
   6.875% due 11/15/28 .................................       150        138
                                                                      -------
                                                                          944

Transportation Services - 0.6%
   Burlington Northern Railroad Company
   6.125% due 03/15/09 .................................       150        149
   Canadian National Railway Co. - Notes
   6.375% due 10/15/11 .................................       300        301
   CSX Corp. - Debs.
   7.45% due 05/01/07 ..................................       125        134
   Norfolk Southern Corp. - Notes
   7.35% due 05/15/07 ..................................       125        134
   Union Pacific Corp. - Debs.
   6.625% due 02/01/29 .................................        85         82
                                                                      -------
                                                                          800

U.S. Government Agencies - 45.9%
   Federal Home Loan Bank - Disc. Note
   5.125% due 03/06/06 .................................     1,400      1,425
   Federal Home Loan Bank - Sr. Notes
   5.8% due 09/02/08 ...................................       225        230
   Federal Home Loan Mortgage Corp.
   5.5% due 06/01/16 ...................................       488        480
   6.0% due 08/01/14 ...................................       955        962
   6.0% due 10/01/14 ...................................       516        519
   6.0% due 01/25/15 ...................................       500        502
   6.0% due 08/01/29 ...................................       948        931
   6.0% due 01/25/30 ...................................     1,000        979
   6.0% due 07/01/31 ...................................       493        482
   6.5% due 11/01/15 ...................................       391        399
   6.5% due 07/01/16 ...................................       384        392
   6.5% due 01/01/21 ...................................       372        375
   6.5% due 09/01/28 ...................................       428        430
   6.5% due 06/01/29 ...................................        77         78
   6.5% due 07/01/29 ...................................       924        926
   6.5% due 11/01/30 ...................................       307        307
   6.5% due 12/01/30 ...................................       334        335
   6.5% due 03/01/31 ...................................     1,128      1,132
   6.5% due 05/01/31 ...................................       567        568
   6.5% due 07/01/31 ...................................       194        195
   6.5% due 11/01/31 ...................................     1,000      1,001
   7.0% due 02/01/16 ...................................       286        296
   7.0% due 04/01/29 ...................................       898        916
   7.0% due 02/01/30 ...................................     1,223      1,247
   7.0% due 05/01/31 ...................................       424        432
   7.0% due 07/01/31 ...................................       271        276
   7.5% due 02/01/16 ...................................       100        105
   7.5% due 09/01/30 ...................................       200        206
   7.5% due 11/01/30 ...................................       711        734
   8.0% due 02/01/30 ...................................       244        256
   8.0% due 09/01/30 ...................................       270        283
   Federal Home Loan Mortgage Corp. - Bonds
   7.1% due 04/10/07 ...................................       500        550
   Federal Home Loan Mortgage Corp. - Debs.
   5.0% due 01/15/04 ...................................     1,600      1,652
   5.75% due 04/15/08 ..................................       300        308
   5.75% due 07/15/03 ..................................     3,000      3,130
   6.0% due 06/15/11 ...................................     1,000      1,016
   6.875% due 01/15/05 .................................       150        162
   7.0% due 07/15/05 ...................................       655        710
   Federal National Mortgage Assoc.
   5.5% due 03/01/16 ...................................       188        185
   5.5% due 04/01/16 ...................................        94         93
   6.0% due 05/01/14 ...................................       190        192
   6.0% due 08/01/16 ...................................       337        338
   6.0% due 06/01/31 ...................................       695        679
   6.0% due 11/01/31 ...................................       998        976
   6.25% due 05/15/29 ..................................       965        961
   6.375% due 06/15/09 .................................     1,800      1,897
   6.5% due 04/29/09 ...................................     1,500      1,499
   6.5% due 07/01/16 ...................................     1,125      1,147
   6.5% due 11/01/29 ...................................       623        624
   6.5% due 05/01/31 ...................................       278        278
   6.5% due 07/01/31 ...................................       392        391
   6.5% due 08/01/31 ...................................       492        492

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
BOND INDEX FUND
                                                                 Par      Market
        Name of Issuer                                          Value     Value
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued
U.S. Government Agencies - Continued

   6.5% due 10/01/31 ...................................      $   969   $   969
   6.5% due 12/25/31 ...................................        1,000     1,000
   7.0% due 12/01/15 ...................................          500       517
   7.0% due 02/01/31 ...................................          872       889
   7.0% due 04/01/31 ...................................          184       188
   7.0% due 05/01/31 ...................................          897       913
   7.5% due 11/01/30 ...................................          166       171
   7.5% due 06/01/31 ...................................          943       974
   8.0% due 09/01/31 ...................................          936       981
   Federal National Mortgage Assoc. - Notes
   4.75% due 11/14/03 ..................................          175       180
   6.0% due 02/01/16 ...................................          551       552
   6.0% due 01/01/29 ...................................          947       931
   6.19% due 02/19/09 ..................................          120       120
   6.5% due 02/01/15 ...................................          248       254
   6.5% due 12/01/30 ...................................          466       466
   6.5% due 01/01/31 ...................................          103       103
   6.5% due 02/01/31 ...................................        1,662     1,662
   7.0% due 01/01/08 ...................................          118       121
   7.0% due 03/01/16 ...................................          229       237
   7.0% due 01/01/30 ...................................        1,294     1,319
   7.125% due 01/15/30 .................................          309       343
   7.5% due 10/01/15 ...................................          265       277
   7.5% due 09/01/30 ...................................          699       721
   8.0% due 08/01/30 ...................................          300       314
   8.5% due 09/01/30 ...................................          211       224
   Government National Mortgage Assoc.
   6.0% due 05/15/31 ...................................          398       391
   6.5% due 05/15/28 ...................................          949       953
   6.5% due 05/15/31 ...................................          596       598
   7.0% due 03/15/31 ...................................        1,500     1,532
   7.0% due 06/15/31 ...................................          380       388
   7.5% due 08/15/29 ...................................          944       977
   7.5% due 02/15/30 ...................................          259       268
   7.5% due 01/15/31 ...................................          142       147
   8.0% due 07/15/31 ...................................          131       137
   8.5% due 09/15/30 ...................................          178       189
   9.0% due 01/15/31 ...................................          388       413
   Government National Mortgage Assoc. -
     Notes
   6.0% due 07/15/29 ...................................          322       316
   6.5% due 01/15/16 ...................................          131       135
   6.5% due 05/15/29 ...................................        1,044     1,047
   7.0% due 12/15/30 ...................................        1,178     1,203
   7.5% due 09/15/30 ...................................          839       868
   8.0% due 02/15/31 ...................................          702       735
                                                                        -------
                                                                         59,402

U.S. Governmental - 22.0%
   U.S. Treasury - Bonds
   5.5% due 08/15/28 ...................................        1,200     1,159


PUBLICLY-TRADED BONDS - Continued
U.S. Governmental - Continued

   6.5% due 11/15/26 ...................................        1,100     1,205
   6.75% due 08/15/26 ..................................          775       874
   7.5% due 11/15/16 ...................................          500       591
   8.125% due 08/15/21 .................................        1,100     1,405
   8.75% due 08/15/20 ..................................        1,700     2,281
   9.125% due 05/15/09 .................................          750       842
   10.75% due 08/15/05 .................................          600       733
   11.25% due 02/15/15 .................................          260       399
   11.75% due 02/15/10 .................................          250       306
   11.75% due 11/15/14 .................................          465       664
   U.S. Treasury - Notes
   4.625% due 05/15/06 .................................          500       507
   5.0% due 08/15/11 ...................................        1,045     1,042
   5.625% due 05/15/08 .................................        3,000     3,143
   5.75% due 08/15/03 ..................................        2,000     2,095
   5.75% due 08/15/10 ..................................        2,250     2,360
   6.5% due 10/15/06 ...................................        1,500     1,631
   6.75% due 05/15/05 ..................................        2,800     3,044
   7.875% due 11/15/04 .................................        3,050     3,390
   United Mexican States - Notes
   9.875% due 02/01/10 .................................          670       747
                                                                       --------
                                                                         28,418

                                                                       --------
     TOTAL PUBLICLY-TRADED BONDS-                                95.8%  123,877

SHORT-TERM INVESTMENTS - 4.3%
   Investment in joint trading account (Note B)
   2.055% due 01/02/02 .................................        5,583     5,583
                                                             --------  --------
             TOTAL INVESTMENTS-                                100.1%   129,460
        Cash and Receivables, less payables-                   (0.1)%      (102)
                                                             --------  --------
               NET ASSETS-                                     100.0%  $129,358

(a)Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, securities aggregated $372 or .29% of net assets of the Portfolio.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
LARGE CAP AGGRESSIVE GROWTH FUND

                                                                        Market
        Name of Issuer                                        Shares     Value
                                                                        (000's)
COMMON STOCK

Brokerage & Investment Management - 1.3%
   Goldman Sachs Group, Inc. ............................      2,500   $     232
   Morgan Stanley, Dean Witter, Discover & Co. ..........      4,900         274
                                                                       ---------
                                                                             506

Computer Equipment - 2.3%
   Dell Computer Corp. ..................................      1,600          43
   Intel Corp. ..........................................     23,500         739
   International Business Machines Corp. ................      1,200         145
                                                                       ---------
                                                                             927

Computer Software & Services - 9.2%
   Electronic Data Systems Corp. ........................     17,900       1,227
   First Data Corp. .....................................      6,400         502
   Microsoft Corp. ......................................     21,900       1,451
   Peoplesoft, Inc. .....................................      5,200         209
   Veritas Software Corp. * .............................      5,500         247
                                                                       ---------
                                                                           3,636

Consumer Miscellaneous - 0.9%
   Harley-Davidson, Inc. ................................      6,800         369

Cosmetic & Personal Care - 0.7%
   Colgate-Palmolive Co. ................................      4,900         283

Diversified Operations - 10.5%
   General Electric Co. .................................     53,300       2,136
   Tyco International, Ltd. .............................     34,700       2,044
                                                                       ---------
                                                                           4,180

Electronic Products & Services - 3.7%
   Cisco Systems, Inc. * ................................     52,600         952
   Maxim Integrated Products, Inc. ......................      5,500         289
   Texas Instruments, Inc. ..............................      7,500         210
                                                                       ---------
                                                                           1,451

Financial Services - 8.8%
   Citigroup, Inc. ......................................     35,008       1,767
   Concord EFS, Inc. ....................................     11,800         387
   Household International, Inc. ........................     15,800         916
   Merrill Lynch & Co., Inc. ............................      8,000         417
                                                                       ---------
                                                                           3,487

Food, Beverage & Tobacco - 0.7%
   Philip Morris Cos., Inc. .............................      6,300         289

Health Care Products - 15.4%
   American Home Products Corp. .........................      5,800         356
   Anthem, Inc. .........................................      2,000          99
   Baxter International, Inc. ...........................      7,400         397
   Cardinal Health, Inc. ................................     11,900         769
   Johnson & Johnson ....................................     12,100         715
   Medtronic, Inc. ......................................     12,800         656
   Pfizer, Inc. .........................................     54,200       2,160
   Schering-Plough Corp. ................................     14,100         505
   UnitedHealth Group, Inc. .............................      6,800         481
                                                                       ---------
                                                                           6,138
Health Care Services - 3.1%
   Tenet Healthcare Corp. ...............................     16,000         939
   Wellpoint Health Networks, Inc. ......................      2,600         304
                                                                       ---------
                                                                           1,243

Insurance - 2.2%
   American International Group, Inc. ...................     10,900         866

Media - TV/Radio - 5.5%
   AOL Time Warner, Inc. * ..............................     43,400       1,393
   Comcast Corp. - Cl. A * ..............................      6,100         220
   Viacom, Inc. - Cl. B * ...............................     12,900         569
                                                                       ---------
                                                                           2,182

Personal & Commercial Lending - 4.7%
   MBNA Corp. ...........................................     52,540       1,849

Retail - Department Stores - 11.9%
   Home Depot, Inc. .....................................     31,600       1,612
   Kohl's Corp. .........................................     25,500       1,796
   Target Corp. .........................................     16,000         657
   Wal-Mart Stores, Inc. ................................     11,800         679
                                                                       ---------
                                                                           4,744

Retail - Drug Stores - 1.3%
   Walgreen Co. .........................................     15,300         515

Telecommunication Equipment - 4.2%
   Nokia Oyj - ADR ......................................     68,400       1,678

Telecommunication Services - 6.1%
   AT&T Wireless Group * ................................     62,400         897
   Clear Channel Communications, Inc. ...................      9,800         499
   Sprint PCS ...........................................     21,700         530
   Vodafone Group plc ...................................     19,300         495
                                                                       ---------
                                                                           2,421

U.S. Government Agencies - 5.7%
   Federal Home Loan Mortgage Corp. .....................     23,000       1,504
   Federal National Mortgage Assoc. .....................      9,400         748
                                                                       ---------
                                                                           2,252

                                                                       ---------
                                      TOTAL COMMON STOCK-       98.2%     39,016

                                                               Par
                                                              Value
                                                             (000's)

SHORT-TERM INVESTMENTS - 1.7%

   Investment in joint trading account (Note B)
     2.055% due 01/02/02 ................................   $    676         676
                                                            --------   ---------
                                       TOTAL INVESTMENTS-       99.9%     39,692
                     Cash and Receivables, less payables-        0.1%         46
                                                            --------   ---------
                                              NET ASSETS-      100.0%  $  39,738
                                                            ========   =========

ADR-American Depository Receipt.
*Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                         Market
     Name of Issuer                                           Shares     Value
                                                                        (000's)

COMMON STOCK

Aerospace & Defense - 0.2%
   ABM Industries, Inc. .................................      3,100   $    97

Auto & Truck Parts - 1.6%
   Arvin Meritor, Inc. ..................................      3,100        61
   Autoliv, Inc. ........................................      3,300        67
   AutoZone, Inc. * .....................................      2,500       180
   Cummins Engine Company, Inc. .........................      1,200        46
   Polaris Industries Inc. ..............................      4,800       277
   Visteon Corp. ........................................      8,600       129
                                                                       -------
                                                                           760

Automobile - 1.1%
   Copart, Inc. .........................................      1,400        51
   Group 1 Automotive, Inc. .............................      6,600       188
   Lithia Motors, Inc. - Cl. A ..........................      3,000        62
   Oshkosh Truck Corp. ..................................        900        44
   Sonic Automotive, Inc. Cl. A .........................      4,000        94
   United Auto Group, Inc. * ............................      3,500        90
                                                                       -------
                                                                           529

Bank - 5.1%
   Associated Banc-Corp. ................................      5,500       194
   BancorpSouth, Inc. ...................................        675        11
   Banknorth Group, Inc. ................................     11,725       264
   Capitol Federal Financial ............................      2,100        44
   Cathay Bancorp, Inc. .................................        800        51
   City National Corp. ..................................      4,200       197
   Commerce Bancorp, Inc. ...............................      4,800       189
   Commerce Bancshares, Inc. ............................      2,289        89
   Compass Bancshares, Inc. .............................      7,400       209
   Corus Bankshares, Inc. ...............................      1,500        68
   First Citizens BancShares, Inc. - Cl. A ..............      1,000        98
   First Sentinel Bancorp, Inc. .........................      1,400        17
   First Virginia Banks, Inc. ...........................        700        36
   Flagstar Bancorp, Inc. ...............................      2,800        56
   GBC Bancorp ..........................................        800        24
   Hancock Holding Co. ..................................      1,400        60
   Hibernia Corp. - Cl. A ...............................      9,900       176
   Huntington Bancshares, Inc. ..........................      2,600        45
   Investors Financial Services Corp. ...................      1,400        93
   NetBank, Inc. * ......................................        500         5
   OceanFirst Financial Corp. ...........................      1,900        46
   Omega Financial Corp. ................................        600        19
   PFF Bancorp, Inc. * ..................................      1,700        47
   Southwest Bancorporation of Texas, Inc. ..............      1,900        57
   TCF Financial Corp. ..................................      5,100       245
   United Community Financial Corp. .....................      1,900        14
                                                                       -------
                                                                         2,354

Brokerage & Investment Management - 1.2%
   Affiliated Managers Group, Inc. * ....................      1,600       113
   E*TRADE Group, Inc. ..................................      8,800        90
   Investment Technology Group, Inc. ....................      1,600        62
   Jefferies Group, Inc. ................................        900        38
   John Nuveen Co. - Cl. A ..............................      4,350       233
                                                                        ------
                                                                           536

Business Services - 1.1%
   Corrections Corp. of America .........................      2,600        48
   DiamondCluster, Inc. * ...............................      3,800        50
   Education Management Corp. ...........................        700        26
   Expedia, Inc. - Cl. A ................................      1,600        65
   Global Payments, Inc. ................................      1,080        37
   Harris Corp. .........................................      1,900        58
   Interactive Data Corp. ...............................      1,200        17
   ITT Educational Services, Inc. .......................      3,800       140
   Overture Services, Inc. ..............................      1,900        67
                                                                       -------
                                                                           508

Chemical - 2.0%
   Albemarle Corp. ......................................      1,800        43
   Arch Chemicals, Inc. .................................      1,800        42
   Ashland, Inc. ........................................      6,000       276
   ChemFirst, Inc. ......................................      1,100        26
   Crompton Corp. .......................................      1,300        12
   Cytec Industries, Inc. * .............................      3,800       103
   Engelhard Corp. ......................................      1,800        50
   Great Lakes Chemical Corp. ...........................      2,000        49
   H.B. Fuller Co. ......................................      3,200        92
   Lubrizol Corp. .......................................      1,600        56
   Lyondell Chemical Co. ................................      3,300        47
   Sigma-Aldrich Corp. ..................................      2,700       106
                                                                       -------
                                                                           902

Commercial Sevices - 3.4%
   Administaff, Inc. ....................................      7,400       203
   ADVO, Inc. ...........................................      2,400       103
   American Woodmark Corp. ..............................      2,200       118
   Brady Corp. - Cl. A ..................................      1,600        59
   Coinstar, Inc. * .....................................      2,700        67
   Deluxe Corp. .........................................      8,000       333
   Fair Issac & Co., Inc. ...............................        900        57
   Paxar Corp. * ........................................      1,500        21
   Plexus Corp. * .......................................      2,000        53
   Power One, Inc. * ....................................        700         7
   Quintiles Transnational Corp. ........................      1,800        29
   R.R. Donnelley & Sons Co. ............................      2,000        59
   Renaissance Learning, Inc. ...........................      1,500        46
   Rent A Car * .........................................      1,400        47
   Standard Register Co .................................      2,400        44
   Steelcase, Inc. - Cl. A ..............................      4,600        68
   Sybase, Inc. * .......................................      4,400        69
   Sylvan Learning Systems, Inc. * ......................      1,400        31
   TeleTech Holdings, Inc. * ............................      3,500        50
   University of Phoenix Online .........................      1,800        59
   Veritas DGC, Inc. ....................................      2,800        52
   Wackenhut Corp. - Cl. A ..............................        600        15
                                                                       -------
                                                                         1,590

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
-------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                        Market
     Name of Issuer                                           Shares     Value
                                                                        (000's)

COMMON STOCK - Continued

Computer Equipment - 0.8%
   CACI International, Inc. - Cl. A ......................     3,300   $   130
   Globespan Virata, Inc. ................................     2,400        31
   InFocus Corp. .........................................     2,600        57
   Intergraph Corp. ......................................       800        11
   LTX Corp. .............................................     2,000        42
   Mentor Graphics Corp. * ...............................     2,000        47
   Mercury Computer Systems, Inc. ........................     1,500        59
   Quantum Corp. - DLT & Storage * .......................     1,400        14
                                                                       -------
                                                                           391

Computer Software - 0.2%
   Reynolds & Reynolds Co. - Cl. A .......................     4,600       112

Computer Software & Services - 5.4%
   3Com Corp. ............................................     9,000        57
   Acclaim Entertainment, Inc. ...........................    12,100        64
   Actuate Software Corp. ................................     1,200         6
   Acxiom Corp. ..........................................     1,400        24
   Advent Software, Inc. .................................     1,100        55
   Affiliated Computer Services, Inc. - Cl. A * . ........     1,700       180
   Art Technology Group, Inc. * ..........................     1,000         4
   Ascential Software Corp. ..............................     3,150        13
   Aspen Technologies, Inc. ..............................       300         5
   Autodesk, Inc. ........................................     2,100        78
   Avant! Corp. * ........................................     1,600        33
   Black Box Corp. .......................................     1,600        85
   Ceridian Corp. * ......................................     1,800        34
   Cerner Corp. ..........................................     1,200        60
   CheckFree Corp. .......................................     2,500        45
   Clarent Corp. * .......................................       600         3
   CNet Networks, Inc. ...................................     1,200        11
   Cognizant Technology Solutions Corp. ..................     1,600        66
   Digex, Inc. * .........................................     2,500         7
   EarthLink, Inc. * .....................................     9,861       120
   Echelon Corp. * .......................................     3,200        45
   EPIQ System, Inc. .....................................     2,500        48
   ESPEED, Inc. ..........................................     2,200        18
   Extreme Networks, Inc. ................................     4,200        54
   Factset Research Systems, Inc. ........................     1,200        42
   FileNet Corp. .........................................     4,300        87
   HNC Software, Inc. ....................................     2,200        45
   Informatica Corp. * ...................................     2,400        35
   Internap Network Services Corp. * .....................     1,000         1
   Internet Security System, Inc. ........................     1,800        58
   Intertrust Technologies Corp. * .......................     1,200         1
   J.D. Edwards & Co. * ..................................     1,200        20
   Kana Software, Inc. * .................................       215         4
   Macromedia, Inc. * ....................................     3,600        64
   Manhattan Associates, Inc. ............................     1,900        55
   MCSi, Inc. * ..........................................     3,100        73
   Network Assoc., Inc. ..................................     4,700       122
   Parametric Technology Corp. * .........................     2,100        16
   PEC Solutions, Inc. ...................................     1,700        64
   Quest Software, Inc. ..................................     1,600        35
   Radiant Systems, Inc. * ...............................     1,100        13
   Rainbow Technologies, Inc. * ..........................     1,500        11
   Redback Networks, Inc. ................................     9,500        38
   Retek, Inc. * .........................................     2,245        67
   Safeguard Scientifics, Inc. * .........................    34,300       120
   SCM Microsystems, Inc. * ..............................       200         3
   SonicWall, Inc. * .....................................     2,000        39
   Synplicity, Inc. ......................................     1,900        26
   Tibco Software, Inc. ..................................     2,000        30
   Utstarcom, Inc. .......................................     2,400        68
   Verity, Inc. ..........................................       600        12
   VerticalNet, Inc. * ...................................     1,400         2
   Vignette Corp. ........................................    12,800        69
   WebEx Communications, Inc. ............................     2,600        65
   WebMethods, Inc. * ....................................     2,600        44
   Websense, Inc. ........................................     1,000        32
   Worldcom, Inc. ........................................     3,519        45
                                                                       -------
                                                                         2,521

Construction - 1.2%
   Dycom Industries, Inc. * ..............................     4,400        73
   EMCOR Group, Inc. * ...................................     2,400       109
   Hughes Supply, Inc. ...................................     8,800       272
   Kaman Corp. - Cl. A ...................................     1,600        25
   NVR, Inc. * ...........................................       400        82
   USG Corp. .............................................     1,300         7
                                                                       -------
                                                                           568

Consumer Miscellaneous - 2.7%
   Action Performance Cos., Inc. .........................     1,900        58
   Catalina Marketing Corp. ..............................     2,000        69
   Concord Camera Corp. ..................................       900         7
   Dollar Tree Stores, Inc. ..............................     1,700        53
   Harman International Industries, Inc. .................       700        32
   Herbalife International, Inc. - Cl. A .................     1,100        16
   Ingram Micro, Inc. - Cl. A * ..........................    11,400       197
   Jakks Pacific, Inc. ...................................     4,100        78
   Libbey, Inc. ..........................................     1,200        39
   Macrovision Corp. .....................................     1,300        46
   Movie Gallery, Inc. ...................................     2,000        49
   Nu Skin Enterprises, Inc. - Cl. A * ...................     5,400        47
   Sherwin-Williams Co. ..................................    13,100       360
   Toro Co. ..............................................     3,800       171
   Vector Group, Ltd .....................................     1,500        49
                                                                       -------
                                                                         1,271

Consumer Services - 0.3%
   Service Corp. International ...........................    25,600       128

Container - 0.5%
   Bemis Co., Inc. .......................................       900        44
   Chesapeake Corp. ......................................     3,500        97
   Packaging Corp. of America ............................     3,400        62

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
-------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                       Market
     Name of Issuer                                         Shares     Value
                                                                      (000's)

COMMON STOCK - Continued

Container - Continued
   Sealed Air Corp. ................................         1,200    $   49
                                                                      ------
                                                                         252

Cosmetic & Personal Care - 0.3%
   Alberto-Culver Co. - Cl. B ......................         1,600        71
   Dial Corp. ......................................         3,600        62
                                                                      ------
                                                                         133

Diversified Operations - 2.4%
   A.O. Smith Corp. ................................         2,400        47
   Coherent, Inc. * ................................         1,300        40
   FLIR System, Inc. ...............................         1,100        42
   Flowserve Corp. .................................         1,100        29
   Foundry Networks, Inc. ..........................        13,300       108
   Henry Schein, Inc. * ............................         4,600       170
   NCH Corp. .......................................           600        31
   Nortek, Inc. ....................................         1,800        50
   Pittston Brink's Group ..........................         1,200        27
   Roper Industries, Inc. ..........................           700        35
   SCP Pool Corp. * ................................         2,550        70
   Seachange Intl., Inc. ...........................         1,100        38
   Sequa Corp. Cl. A ...............................         1,000        47
   The Scotts Co. - Cl A ...........................         2,500       119
   The Titan Corp. .................................         1,800        45
   Trinity Industries, Inc. ........................         1,100        30
   Unifirst Corp. ..................................         3,400        77
   Universal Compression Holdings ..................         4,100       121
                                                                      ------
                                                                       1,126

Electric Power - 1.9%
   Avista Corp. ....................................         6,300        83
   Conectiv, Inc. ..................................         2,600        64
   Consol Energy, Inc. .............................         1,300        32
   El Paso Electric Company ........................         2,500        36
   Energy East Corp. ...............................        11,200       213
   Montana Power Co. ...............................         3,600        21
   Northeast Utilities .............................         4,200        74
   Powell Industries, Inc. .........................         2,300        43
   Public Service Co. of New Mexico ................         4,000       112
   Puget Energy, Inc. ..............................         1,400        31
   RGS Energy Group, Inc. ..........................         2,700       101
   Westport Resources Corp. ........................         3,900        68
                                                                      ------
                                                                         878

Electrical Equipment - 1.4%
   American Power Conversion .......................         4,700        68
   Anixter International, Inc. .....................         5,800       168
   Cooper Industries, Inc. .........................         2,700        94
   Franklin Electric Co., Inc. .....................           800        66
   Global Power Equipment Group, Inc. ..............         3,300        50
   Micrel, Inc. ....................................         1,800        47
   Pentair, Inc. ...................................         1,700        62
   The Genlyte Corp. * .............................         2,200        66
   Universal Electronics, Inc. .....................         1,300        22
   Zygo Corp. * ....................................         1,500        24
                                                                      ------
                                                                         667

Electronic Products & Services - 7.4%
   Activision, Inc. ................................        11,150       290
   Advance PCS .....................................         1,500        44
   Akami Technologies, Inc. ........................         3,700        22
   Alliant Energy Corp. ............................         1,800        55
   Alpha Industries, Inc. ..........................         1,100        24
   Amkor Technologies, Inc. ........................         4,700        75
   Amphenol Corp. - Cl. A * ........................         1,000        48
   Arrow Electronics, Inc. .........................        13,700       410
   Audiovox Corp. - Cl. A * ........................         8,600        64
   Avnet, Inc. .....................................         6,344       161
   AVX Corp. .......................................         2,800        66
   Axcelis Technologies, Inc. ......................         1,800        23
   Ball Corp. ......................................         3,400       240
   BEI Technologies, Inc. ..........................         1,800        31
   Benchmark Electronics, Inc. * ...................         2,300        44
   Bruker Daltonics, Inc. ..........................         1,700        28
   Cabot Microelectronics Corp. ....................           564        45
   Cirrus Logic, Inc. * ............................         3,200        42
   Cognex Corp. ....................................         1,100        28
   Conexant Systems, Inc. ..........................         3,500        50
   Cree, Inc. ......................................         1,800        53
   Cypress Semiconductor Corp. .....................         2,600        52
   Electronics for Imaging, Inc. ...................         1,300        29
   FEI Company * ...................................         3,600       113
   Generale Cable Corp. ............................         3,300        43
   Helix Technology Corp. ..........................         1,500        34
   II-VI, Inc. * ...................................         2,600        45
   Intersil Holding Corp. ..........................         2,600        84
   Inverness Medical Innovations, Inc. .............           200         4
   Kopin Corp. .....................................         3,100        43
   Kronos, Inc. ....................................           800        39
   Littelfuse, Inc. ................................         1,000        26
   Microchip Technology, Inc. ......................         1,000        39
   Microsemi Corp. .................................         1,400        42
   Moog, Inc. - Cl. A * ............................         1,950        42
   Nanometrics, Inc. ...............................         1,100        21
   PerkinElmer, Inc. ...............................         1,300        45
   Pioneer Standard Electronics, Inc. ..............         6,200        79
   Planar Systems, Inc. ............................         1,000        21
   Rogers Corp. ....................................         2,000        61
   Semtech Corp. ...................................         1,200        43
   Standard Microsystems Corp. .....................         2,500        39
   Storage Technology Corp. ........................         1,900        39
   Tech Data Corp. .................................        12,100       524
   Therma-Wave, Inc. ...............................         1,900        28
   Trimble Navigation, Ltd. * ......................           300         5
   Triquint Semiconductor, Inc. ....................           700         9
   Woodhead Industries, Inc. .......................         1,300        21
                                                                     -------
                                                                       3,413

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
-------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                     Market
     Name of Issuer                                        Shares     Value
                                                                     (000's)

COMMON STOCK - Continued

Energy - Alternative Source - 0.9%
   Covanta Energy Corp. .............................      10,600    $    48
   Massey Energy Co. ................................       6,000        125
   Pride International, Inc. ........................      10,200        154
   Woodward Governor Co. ............................       1,600         93
                                                                     -------
                                                                         420

Engineering & Construction - 0.1%
   Insituform Technologies, Inc. - Cl. A ............       1,900         49

Financial Services - 3.7%
   Advanta Corp. - Cl. A ............................       1,600         16
   American Financial Group, Inc. ...................       3,000         74
   Ameritrade Holding Corp. * .......................       1,300          8
   Amerus Group Co. .................................       3,200        115
   BlackRock, Inc. * ................................       4,300        179
   Commercial Federal Corp. .........................      10,000        235
   Eaton Vance Corp. * ..............................       2,300         82
   Federated Investments, Inc. - Cl. B ..............       2,200         70
   IndyMac Bancorp, Inc. ............................       2,100         49
   Labranche & Co., Inc. ............................       2,300         79
   Pacific Century Financial Corp. ..................       5,000        129
   Provident Financial Group ........................       2,000         53
   S1 Corp. * .......................................       3,100         50
   SWS Group, Inc. ..................................       3,236         82
   The MONY Group, Inc. .............................       4,500        156
   UIL Holding Corp. ................................         900         46
   WesCo Financial Corp. ............................         300         94
   Wilmington Trust Trust Corp. .....................       3,300        209
                                                                     -------
                                                                       1,726

Food, Beverage & Tobacco - 3.1%
   Corn Products International, Inc. ................       1,300         46
   Dole Food Company ................................       3,300         89
   Fleming Cos., Inc. ...............................      14,400        266
   J.M. Smucker Co. .................................       1,400         50
   Krispy Kreme Doughnuts, Inc. .....................       2,900        128
   McCormick & Co., Inc. ............................       1,000         42
   Nash Finch Co. ...................................       4,400        137
   Panera Bread Co. Cl. A ...........................       2,000        104
   Performance Food Group Co. .......................       1,400         49
   Pilgrims Pride Corp. - Cl. B .....................       3,800         51
   Smithfield Foods, Inc. * .........................       7,700        170
   SuperValu, Inc. ..................................       8,000        177
   Tyson Foods, Inc. - Cl. A ........................       1,635         19
   United Natural Foods, Inc. .......................       5,100        127
                                                                     -------
                                                                       1,455

Foreign Governmental - 0.0%
   Interface, Inc. ..................................       2,200         12

Health Care Products - 10.1%
   Abgenix, Inc. * ..................................       1,300         44
   Affymetrix, Inc. .................................       2,400         91
   Alkermes, Inc. ...................................       2,000         53
   Amerisource Bergen Corp. .........................       5,066        322
   Applera Corp. - Celera Genomics Group ............       2,900         77
   Beckman Coulter, Inc. ............................       1,900         84
   Bio-Rad Laboratories, Inc. - Cl. A ...............       1,500         95
   C.R. Bard, Inc. ..................................       1,700        110
   Celgene Corp. ....................................       3,500        112
   Cell Genesys, Inc. * .............................       1,800         42
   Cephalon, Inc. * .................................       5,000        378
   Charles River Laboratories .......................       1,200         40
   Conmed Corp. .....................................       1,800         36
   COR Therapeutics, Inc. * .........................       5,500        132
   Datascope Corp. * ................................       1,000         34
   Diagnostic Products Corp. ........................       9,500        417
   Digene Corp. .....................................       2,600         77
   Enzon, Inc. ......................................         800         45
   First Horizon Pharmaceutical .....................       5,400        159
   Fisher Scientific International, Inc. ............       3,800        111
   Genome Therapeutics Corp. ........................       2,100         14
   GenTek, Inc. .....................................       2,000          3
   Haemonetics Corp. * ..............................         700         24
   Hillenbrand Industries, Inc. .....................       2,300        127
   IDEXX Laboratories, Inc. .........................       1,900         54
   Immunogen , Inc. .................................         600         10
   Immunomedics, Inc. ...............................       2,100         43
   INAMED Corp. .....................................       1,100         33
   Invitrogen Corp. * ...............................       1,700        105
   Kos Pharmaceuticals, Inc. ........................       1,700         59
   Maxim Pharmaceuticals, Inc. * ....................         700          5
   Medarex, Inc. ....................................       5,000         90
   Medicis Pharmaceutical Corp. - Cl. A .............       1,300         84
   Mentor Corp. Minnesota ...........................       2,400         69
   MID Atlantic Medical Services, Inc. ..............       2,000         45
   Myriad Genetics, Inc. ............................         800         42
   Owens and Minor, Inc. ............................       2,700         50
   Patterson Dental Co. * ...........................       2,300         94
   Perrigo Co. ......................................      10,100        119
   Priority Healthcare Corp. - Cl. B * ..............       4,500        158
   Protein Design Labs, Inc. * ......................       5,600        184
   ResMed, Inc. .....................................       1,100         59
   Sangstat Medical Corp. ...........................       2,200         43
   Scios, Inc. ......................................       1,700         40
   SICOR, Inc. ......................................       3,600         56
   Steris Corp. .....................................       8,800        161
   Techne Corp. .....................................       3,300        122
   Varian Medical Systems, Inc. * ...................       2,700        192
   Varian, Inc. * ...................................       1,000         32
   Vertex Pharmaceuticals, Inc. * ...................       3,200         79
   Vical Incorporated * .............................       1,300         16
                                                                     -------
                                                                       4,671

Health Care Services - 2.6%
   American Healthcorp, Inc. ........................       3,600        115
   Apria Healthcare Group, Inc. * ...................       1,900         47
   Arena Pharmaceuticals, Inc. ......................       3,700         44
   Beverly Enterprises, Inc. * ......................       1,700         15

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                         Market
     Name of Issuer                                            Shares     Value
                                                                         (000's)

COMMON STOCK - Continued

Health Care Services - Continued
   Biosite Diagnostics, Inc. .............................      1,200    $    22
   Caremark Rx, Inc. * ...................................     10,400        170
   Coventry Health Care, Inc. * ..........................      8,100        161
   Gene Logic, Inc. ......................................      1,300         24
   Healthnet, Inc. .......................................      1,800         39
   Humana, Inc. * ........................................      3,700         44
   Magellan Health Services, Inc. ........................      2,500         16
   NDC Health Corp. ......................................      1,900         66
   Oxford Health Plans, Inc. * ...........................      2,300         69
   PacifiCare Health Systems, Inc. * .....................      3,800         61
   PSS World Med, Inc. ...................................     19,600        160
   Renal Care Group, Inc. ................................      1,400         45
   Triad Hospitals, Inc. .................................      1,600         47
   WebMD Corp. * .........................................      7,600         54
                                                                         -------
                                                                           1,199

Household Appliances / Furnishings - 1.3%
   Clayton Homes, Inc. ...................................      2,700         46
   CompX International, Inc. * ...........................      1,000         13
   Energizer Holdings, Inc. ..............................      3,000         57
   Lennox International, Inc. ............................      4,700         46
   Mohawk Industries, Inc. * .............................      6,900        378
   Rent-Way, Inc. * ......................................      7,600         46
   United Rentals, Inc. ..................................      1,400         32
                                                                         -------
                                                                             618

Housing - 0.3%
   Beazer Homes USA, Inc. ................................        500         37
   Winnebago, Industries, Inc. ...........................      2,200         81
                                                                         -------
                                                                             118

Insurance - 3.9%
   Aetna US Healthcare, Inc. .............................     13,800        455
   Allmerica Financial Corp. .............................      3,600        160
   American National Insurance Co. .......................        900         76
   Arthur J. Gallagher & Co. .............................      3,700        128
   Fidelity National Financial, Inc. .....................      6,851        170
   First American Financial Corp. ........................      3,200         60
   Hilb, Rogal & Hamilton Co. ............................      1,200         67
   LandAmerica Financial Group, Inc. .....................      2,000         57
   National Western Life Insurance Co. ...................        700         78
   Old Republic International Corp. ......................      7,900        221
   Protective Life Corp. .................................      4,900        142
   Stancorp Financial Group, Inc. ........................      1,300         62
   The Midland Co. .......................................        900         39
   The PMI Group, Inc. ...................................      1,100         74
                                                                         -------
                                                                           1,789

Leisure & Recreation - 1.5%
   Alliance Gaming Corp. .................................      1,700         50
   Arctic Cat, Inc. ......................................      3,200         54
   Argosy Gaming Co. .....................................      2,700         88
   Aztar Corp. ...........................................      1,900         35
   Blockbuster, Inc. - Cl. A .............................      2,300         58
   Callaway Golf Co. .....................................      2,300         44
   Dover Downs Entertainment .............................      2,900         44
   Hotel Reservations Network, Inc. - Cl. A ..............      2,100         97
   Lodgenet Entertainment Corp. ..........................      1,300         22
   MeriStar Hospitality Corp. ............................      3,700         53
   Rare Hospitality International, Inc. ..................      1,450         33
   Ticketmaster Online-CitySearch, Inc. -
     Cl. B * .............................................      3,800         62
   Trendwest Resorts, Inc. * .............................      1,350         34
   World Wrestling Federation Entertainment,
     Inc. ................................................      1,300         17
                                                                         -------
                                                                             691

Machinery - 2.1%
   AGCO Corp. ............................................      6,800        107
   Applied Industrial Technologies, Inc. .................      4,700         88
   FMC Corp. * ...........................................        800         48
   Graco, Inc. ...........................................      1,200         47
   Imation Corp. * .......................................      1,700         37
   JLG Industries, Inc. ..................................      2,400         25
   Kennametal, Inc. ......................................      3,600        145
   NACCO Industries, Inc. - Cl. A ........................      1,000         57
   SPX Corp. .............................................      1,100        151
   Stewart & Stevenson Services, Inc. ....................      1,200         22
   Tecumseh Products Co. - Cl. A .........................      1,500         76
   Zebra Technologies Corp. - Cl. A ......................      2,800        155
                                                                         -------
                                                                             958

Media - Publishing - 1.1%
   McClatchy Newspapers, Inc. - Cl. A ....................      3,500        165
   Pulitzer, Inc. ........................................      3,400        173
   Readers Digest Association, Inc. - Cl. A ..............      7,800        180
                                                                         -------
                                                                             518

Media - TV / Radio - 2.0%
   4 Kids Entertainment, Inc. ............................      2,200         44
   Arbitron, Inc. ........................................      5,300        181
   Belo Corp. ............................................      5,000         94
   Cox Radio, Inc. - Cl. A ...............................      4,100        104
   Emmis Communications Corp. ............................      1,600         38
   Entercom Communications Corp. * .......................        900         45
   Getty Images, Inc. ....................................      2,600         60
   Grey Global Group, Inc. ...............................         70         47
   Hearst-Argyle Television, Inc. * ......................      3,000         65
   Hispanic Broadcasting Corp. ...........................      1,100         28
   Insight Communications Company, Inc. * ................      1,600         39
   Primedia, Inc. * ......................................      1,902          8
   Sirius Satellite Radio Inc. ...........................      2,700         31
   Westwood One, Inc. * ..................................      4,500        135
                                                                         -------
                                                                             919

Metal Production & Fabrication - 0.4%
   Cleveland Cliffs, Inc. ................................      3,000         55
   Commercial Metals Co. .................................      1,400         49

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                         Market
     Name of Issuer                                             Shares    Value
                                                                         (000's)

COMMON STOCK - Continued

Metal Production & Fabrication - Continued
   Timken Co. ..............................................     3,900    $   63
                                                                          ------
                                                                             167

Metals & Mining - 0.5%
   Penn Engineering & Manufacturing Corp. ..................     1,500        25
   Phelps Dodge Corp. ......................................     3,500       114
   Precision Castparts Corp. ...............................     2,200        62
   Wolverine Tube, Inc. * ..................................     4,400        50
                                                                         -------
                                                                             251

Natural Gas Distribution - 1.0%
   Nicor, Inc. .............................................     1,700        71
   Peoples Energy Corp. ....................................     2,600        99
   Southwest Gas Corp. .....................................     3,800        85
   UGI Corp. ...............................................     6,700       202
                                                                         -------
                                                                             457

Oil - 0.9%
   C.H. Energy Group, Inc. .................................       700        30
   ONEOK, Inc. .............................................    10,200       182
   Tetra Technologies, Inc. ................................     2,800        59
   Varco International, Inc. ...............................     8,700       130
                                                                         -------
                                                                             401

Oil & Natural Gas Exploration & Production - 2.6%
   Atwood Oceanics, Inc. ...................................     3,400       118
   Patina Oil & Gas Corporation ............................     2,400        66
   Patterson Uti Energy * ..................................     2,900        68
   Pogo Producing Co. ......................................     2,000        52
   Spinnaker Exploration Co. ...............................     3,300       136
   Sunoco, Inc. ............................................     5,800       217
   Swift Energy Co. ........................................     2,900        59
   Tesoro Petroleum Corp. ..................................     6,200        81
   Tom Brown, Inc. .........................................     1,300        35
   Ultramar Diamond Shamrock Corp. .........................     1,200        59
   Valero Energy Corp. .....................................     1,800        69
   Western Gas Resources, Inc. .............................     4,700       152
   XTO Energy, Inc. ........................................     4,900        86
                                                                         -------
                                                                           1,198

Oil - Equipment & Service - 0.3%
   Hanover Compressor Co. ..................................     4,800       121

Paper & Forest Products - 1.6%
   Boise Cascade Corp. .....................................     5,000       170
   Louisiana-Pacific Corp. .................................     9,900        84
   Mead Corp. ..............................................     2,800        86
   Pope & Talbot, Inc. .....................................     3,200        46
   Temple-Inland, Inc. .....................................     2,000       113
   United Stationers, Inc. .................................     4,300       145
   Universal Forest Products, Inc. * .......................     2,400        50
   Westvaco Corp. ..........................................     1,500        43
                                                                         -------
                                                                             737
Personal & Commercial Lending - 0.1%
   Student Loan Corp. ......................................       700        56

Pollution Control - 0.6%
   Allied Waste Industries, Inc. ...........................     3,600        50
   Republic Services, Inc. - Cl. A .........................    10,500       210
                                                                         -------
                                                                             260

Precious Metals/Gems/Stones - 0.1%
   Freeport-McMoRan Copper & Gold, Inc. - Cl. B ............     3,300        44

Real Estate Development - 0.3%
   Lennar Corp. ............................................     1,300        61
   The St. Joe Company .....................................     2,800        78
                                                                         -------
                                                                             139

Real Estate Investment Trust - 5.9%
   AMB Property Corp. ......................................     4,700       122
   AMLI Residential Properties Trust .......................     2,200        55
   Archstone Communities Trust .............................     4,000       105
   Arden Realty Group, Inc. ................................     6,400       169
   Avalonbay Communities, Inc. .............................     5,300       251
   Boston Properties, Inc. .................................     1,700        65
   CarrAmerica Realty Corp. ................................     6,200       187
   Centerpoint Properties Corp. ............................     1,900        95
   Chelsea Property Group, Inc. ............................       800        39
   Duke Realty Investments, Inc. ...........................     8,500       207
   FelCor Lodging Trust, Inc. ..............................    11,800       197
   First Industrial LP .....................................     3,700       115
   General Growth Properties ...............................     4,000       155
   Glenborough Realty Trust, Inc. ..........................     6,900       134
   Healthcare Realty Trust, Inc. ...........................     3,800       106
   Highwoods Properties, Inc. ..............................     3,800        99
   International Rectifier Corp. * .........................     1,200        42
   iStar Financial, Inc. ...................................     1,800        45
   Public Storage, Inc. ....................................    10,800       361
   Vornado Realty Trust ....................................     4,300       179
                                                                         -------
                                                                           2,728

Real Estate Operations - 0.2%
   Crestline Capital Corp. .................................     2,200        68
   HomeStore.com, Inc. * ...................................     1,500         6
   Security Capital Group, Inc. - Cl. B * ..................     1,000        25
                                                                         -------
                                                                              99

Retail - Department Stores - 3.5%
   Barnes & Noble, Inc. ....................................     1,500        44
   BJ's Wholesale Club, Inc. ...............................     1,000        44
   Cato Corp. - Cl. A ......................................     1,300        25
   Circuit City Stores, Inc. ...............................    10,300       251
   Dillard's, Inc. - Cl. A .................................     3,900        62
   Dollar Thrifty Automotive Group, Inc. * .................     2,200        34
   Freds, Inc. .............................................     2,050        84
   Foot Locker, Inc. .......................................     2,400        38
   Handleman Co. ...........................................     2,200        33

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                         Market
     Name of Issuer                                           Shares      Value
                                                                         (000's)

COMMON STOCK - Continued

Retail - Department Stores - Continued
   Hibbett Sporting Goods, Inc. ............................     800     $   24
   Lands' End, Inc. ........................................   3,800        191
   Michaels Stores, Inc. ...................................   1,000         33
   MSC Industrial Direct Co., Inc. - Cl. A .................   1,400         28
   Office Depot, Inc. ......................................   9,000        167
   Payless ShoeSource, Inc. * ..............................     900         51
   Pier 1 Imports, Inc. ....................................   2,600         45
   Ross Stores, Inc. .......................................   2,700         87
   School Specialty, Inc. ..................................   1,900         44
   Shopko Stores, Inc. .....................................   7,900         75
   Spiegel, Inc. - Cl. A ...................................   1,600          7
   Talbots, Inc. ...........................................     700         25
   The Finish Line - Cl. A .................................   9,400        144
   Tweeter Home Entertainment Group, Inc. ..................     800         23
   Value City Department Stores, Inc. * ....................   4,500         21
   Wet Seal, Inc. - Cl. A ..................................   2,250         53
                                                                        -------
                                                                          1,633

Retail - Drug Stores - 0.1%
   Longs Drug Stores Corp. .................................   1,500         35

Retail - Food - 1.7%
   Brinker International, Inc. * ...........................   3,850        115
   Darden Restaurants, Inc. ................................   1,900         67
   Interstate Bakeries .....................................   5,900        143
   Landry's Seafood Restaurants, Inc. * ....................   2,800         52
   Lone Star Steakhouse & Saloon ...........................   6,100         90
   The Great Atlantic & Pacific Tea Co., Inc. .............   13,500        321
                                                                        -------
                                                                            788

Shoe & Apparel Manufacturing - 0.6%
   Children's Place Retail Stores, Inc. ....................   1,700         46
   Coach, Inc. .............................................   1,000         39
   Columbia Sportswear Co. .................................   2,900         97
   Liz Claiborne, Inc. .....................................   1,600         80
   Skechers USA, Inc. ......................................   2,000         29
                                                                        -------
                                                                            291

Steel - 0.4%
   AK Steel Corp. ..........................................   2,800         32
   Ryerson Tull, Inc. ......................................   7,600         84
   Shaw Group, Inc. ........................................   3,300         77
                                                                        -------
                                                                            193

Telecommunication Equipment - 2.9%
   Adtran, Inc. ............................................   1,300         33
   Advanced Fibre Communications, Inc. .....................   5,400         95
   Andrew Corp. ............................................   2,800         61
   Cable Design Technologies Corp. .........................   4,050         55
   Crown Castle International Corp. ........................   6,000         64
   DMC Stratex Networks, Inc. - Notes * ....................   2,000         16
   Faichild Semiconductor International Cl. A .............    5,400        152
   Harmonic, Inc. * ........................................     517          6
   Inter-Tel, Inc. .........................................   3,800         73
   Jack Henry & Associates, Inc. ...........................   5,900        129
   L-3 Communications Holdings, Corp. * ....................     700         63
   Newport Corp. ...........................................   5,800        112
   Plantronics, Inc. .......................................   7,400        190
   Polycom, Inc. * .........................................   2,700         93
   Powerwave Technologies, Inc. ............................   2,300         40
   Somera Communications, Inc. * ...........................   2,400         18
   Spectrasite Holdings, Inc. ..............................   1,900          7
   Sycamore Networks, Inc. .................................   9,600         52
   Tekelec, Inc. ...........................................   1,400         25
   Terayon Communication Systems, Inc. .....................   5,500         46
   World Access, Inc. ......................................   1,400
                                                                        -------
                                                                          1,330

Telecommunication Services - 1.4%
   Alamosa Holdings, Inc. ..................................   4,000         48
   Allegiance Telecom, Inc. ................................   7,000         58
   Allen Telecom, Inc. .....................................   1,100          9
   Centennial Cellular Corp. - Cl. A * .....................   1,500         15
   Commonwealth Telephone Enterprises, Inc. ................   1,400         64
   Focal Communications Corp. * ............................     800          1
   Greif Bros. Corp. - Cl. A * .............................   1,000         33
   IDT Corp. * .............................................     400          8
   Metro One Telecom, Inc. ................................    4,000        121
   MRV Communications, Inc. ................................   1,500          6
   NMS Communications Corp. ................................     700          3
   RCN Corp. * .............................................     400          1
   SBA Communications Corp. ................................   4,700         61
   TeleCorp PCS, Inc. ......................................  13,200        165
   Travelocity.com .........................................   1,300         37
   WEST Corp. ..............................................   1,600         40
                                                                        -------
                                                                            670

Transportation Services - 1.9%
   Airborne, Inc. ..........................................  10,900        162
   America West Holdings Corp. - Cl. B * ...................   1,300          4
   Atlantic Coast Air Lines Holdings Corp. .................   3,900         91
   C.H. Robinson Worldwide, Inc. ...........................   2,200         63
   Continental Airlines, Inc. - Cl. B ......................   2,600         68
   Expeditors International of Washington, Inc. ............   1,700         97
   Florida East Coast Industries, Inc. .....................   2,000         46
   Frontier Airlines, Inc. * ...............................   2,400         41
   Hunt Jersey Transport Services, Inc. ....................   2,400         56
   Ryder System, Inc. ......................................   3,300         73
   SkyWest, Inc. ...........................................   1,700         43
   UAL Corp. ...............................................   2,200         30
   USFreightways Corp. .....................................   1,900         60
   Wabtec Corp. ............................................   1,900         23
   Yellow Corp. * ..........................................   1,700         43
                                                                        -------
                                                                            900
                                                                        -------
                                        TOTAL COMMON STOCK-     99.9%    46,377

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                         Market
        Name of Issuer                                       Shares       Value
                                                                         (000's)

WARRANTS

Telecommunication Services - 0.0%
   Focal Communications Corp.
   expires 11/07/04 (Cost $0) ...........................       125          $0
                                                                        -------


                                          TOTAL WARRANTS-       0.0%

                                                               Par
                                                              Value
                                                             (000's)

SHORT-TERM INVESTMENTS - 4.5%

   Investments in joint repurchase agreement
     with Goldman Sachs & Co.,
     1.778% due 01/02/02 ................................    $2,100       2,100
                                                             ------     -------
                                       TOTAL INVESTMENTS-     104.4%     48,477
                     Cash and Receivables, less payables-      (4.4)%    (2,031)
                                                             ------     -------
                                              NET ASSETS-     100.0%    $46,446
                                                             ======     =======

*Non-income producing securities.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

                                                                         Market
     Name of Issuer                                            Shares     Value
                                                                         (000's)

COMMON STOCK

Auto & Truck Parts - 1.5%
   Modine Manufacturing Co. ..............................     22,300    $  520
   TBC Corporation .......................................     77,300     1,035
                                                                        -------
                                                                          1,555

Bank - 5.9%
   Community First Bankshares, Inc. ......................     64,600     1,659
   First Republic Bank * .................................     55,100     1,331
   Silicon Valley Bancshares * ...........................     55,700     1,489
   Texas Regional Bancshares, Inc. .......................     42,900     1,624
                                                                        -------
                                                                          6,103

Business Services - 4.5%
   Electro Rent Corp. * ..................................    107,000     1,379
   G & K Services, Inc. - Cl. A ..........................     33,400     1,079
   Ishares Russell 2000 ..................................      7,700       985
   McGrath Rentcorp. .....................................     31,500     1,182
                                                                        -------
                                                                          4,625

Chemical - 2.1%
   Airgas, Inc. * ........................................     78,100     1,181
   Arch Chemicals, Inc. ..................................     44,600     1,035
                                                                        -------
                                                                          2,216

Commercial Sevices - 1.3%
   Dal Tile International, Inc. ..........................     29,300       681
   Unifi, Inc. ...........................................     88,400       641
                                                                        -------
                                                                          1,322

Computer Software & Services - 2.6%
   Analysts International Corp. ..........................     24,600       101
   Packeteer, Inc. .......................................     76,900       567
   Progress Software Corp. ...............................     61,300     1,059
   SPSS, Inc. ............................................     55,700       989
                                                                        -------
                                                                          2,716

Construction - 0.8%
   Florida Rock Industries, Inc. .........................     23,200       849

Consumer Miscellaneous - 1.0%
   CSS Industries, Inc. ..................................     32,700     1,011

Container - 2.0%
   Ivex Packaging Corp. * ................................     65,000     1,235
   Liqui-Box Corp. .......................................     19,900       821
                                                                        -------
                                                                          2,056

Diversified Operations - 7.7%
   Ameron International Corp. ............................      7,700       533
   AptarGroup, Inc. ......................................     40,100     1,405
   Culp, Inc. ............................................     38,500       146
   Dan River Inc. * ......................................     90,100        49
   Deltic Timber Corp. ...................................     30,800       844
   Landauer, Inc. ........................................     22,300       755
   Layne Christensen Co. * ...............................     32,500       260
   Mathews International Corp. * .........................     75,400     1,853
   Myers Industries, Inc. ................................     44,100       602
   Packaged Ice, Inc. * ..................................     93,400       100
   SCP Pool Corp. * ......................................     50,150     1,377
                                                                        -------
                                                                          7,924

Electric Power - 0.6%
   West Hampshire Energy Services, Inc. ..................     33,400       636

Electronic Products & Services - 5.9%
   Analogic Corporation ..................................     31,200     1,202
   Atmi, Inc. ............................................     27,600       658
   Brooks Automation, Inc. * .............................     25,600     1,041
   EDO Corp. .............................................     39,000     1,032
   Littelfuse, Inc. * ....................................     39,000     1,023
   Methode Electronics, Inc. - Cl. A .....................     37,900       303
   United Technologies Worldwide, Inc. ...................     44,200       865
                                                                        -------
                                                                          6,124

Energy - Alternative Source - 1.3%
   Woodward Governor Company .............................     23,400     1,363

Engineering & Construction - 2.1%
   Insituform Technologies, Inc. - Cl. A .................     83,500     2,136

Financial Services - 6.3%
   Allied Capital Corp. ..................................     70,200     1,825
   American Capital Strategies, Ltd. .....................     39,000     1,106
   First Financial Fund Inc. * ...........................     83,700     1,046
   Gladstone Capital Corp. ...............................     21,200       392
   Modis Professional Services, Inc. .....................     89,100       636
   Triad Guaranty, Inc. ..................................     40,800     1,480
                                                                        -------
                                                                          6,485

Food, Beverage & Tobacco - 0.7%
   American Italian Pasta Co. * ..........................     16,700       702

Health Care Products - 3.6%
   Bone Care International, Inc. * .......................     65,600     1,124
   Guilford Pharmaceuticals, Inc. ........................     55,200       662
   Owens and Minor, Inc. .................................     78,000     1,443
   Sola International, Inc. * ............................     27,400       532
                                                                        -------
                                                                          3,761

Household Appliances / Furnishings - 1.7%
   Aaron Rents, Inc. .....................................     50,100       817
   Aaron Rents, Inc. - Cl. A .............................      4,200        57
   Stanley Furniture Co., Inc. ...........................     35,400       841
                                                                        -------
                                                                          1,715

Housing - 1.0%
   Skyline Corporation ...................................     33,400     1,077

Insurance - 5.4%
   Brown & Brown .........................................    105,300     2,875
   Markel Corp. * ........................................      5,600     1,006
   Ohio Casualty Corp. ...................................     27,800       446
   Presidential Life Corp. ...............................     22,300       458

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

                                                                          Market
     Name of Issuer                                            Shares     Value
                                                                         (000's)

COMMON STOCK - Continued

Insurance - Continued
   Proassurance Corp. ......................................    44,200     $ 777
                                                                          ------
                                                                           5,562

Machinery - 3.2%
   Franklin Electric Co., Inc. .............................    14,500     1,189
   IDEX Corp. ..............................................    27,800       959
   Thomas Industries, Inc. .................................    44,600     1,115
                                                                         -------
                                                                           3,263

Media - TV / Radio - 0.9%
   Saga Communications, Inc. - Cl. A * .....................    32,200       666
   Sinclair Broadcast Group, Inc. ..........................    31,600       299
                                                                         -------
                                                                             965

Natural Gas Distribution - 0.8%
   Vectren Corp. ...........................................    35,600       854

Oil - 1.4%
   Newpark Resources, Inc. * ...............................    65,900       521
   Tetra Technologies, Inc. * ..............................    44,200       926
                                                                         -------
                                                                           1,447

Oil & Natural Gas Exploration & Production - 5.3%
   Atwood Oceanics, Inc. * .................................    22,100       770
   Forest Oil Corp. * ......................................    38,700     1,092
   Penn Virginia Corporation ...............................    33,200     1,132
   XTO Energy, Inc. ........................................   142,700     2,497
                                                                         -------
                                                                           5,491

Oil - Equipment & Service - 1.5%
   Carbo Ceramics, Inc. ....................................    26,500     1,038
   Lone Star Technologies, Inc. ............................    27,800       489
                                                                         -------
                                                                           1,527

Paper & Forest Products - 1.0%
   Wausau-Mosinee Paper Corp. ..............................    82,400       997

Real Estate Investment Trust - 6.2%
   Glenborough Realty Trust, Inc. ..........................    66,800     1,296
   Innkeepers USA Trust ....................................    66,800       655
   JP Realty, Inc. .........................................    44,200     1,051
   Kilroy Realty Corp. .....................................    38,700     1,017
   LaSalle Hotel Properties ................................    50,000       587
   Sun Communities, Inc. ...................................    33,400     1,244
   Washington Real Estate Investment Trust .................    22,300       555
                                                                         -------
                                                                           6,405

Real Estate Operations - 0.0%
   The IT Group, Inc. * ....................................    36,000         2

Retail - Department Stores - 7.8%
   Casey's General Stores, Inc. ............................    72,400     1,079
   Freds, Inc. .............................................    57,900     2,372
   Hancock Fabrics, Inc. ...................................    44,600       586
   Haverty Furniture Co., Inc. .............................    89,100     1,475
   Ruby Tuesday, Inc. ......................................   122,500   $ 2,527
                                                                         -------
                                                                           8,039

Retail - Food - 1.5%
   Rare Hospitality International, Inc. * ..................    66,800     1,506

Shoe & Apparel Manufacturing - 1.1%
   Stein Mart, Inc. * ......................................   133,700     1,118

Steel - 0.8%
   Gibraltar Steel Corp. ...................................    44,800       785

Telecommunication Services - 0.2%
   Paxson Communications Corp. .............................    20,600       215

Telephone - 2.3%
   Black Hills Corp. .......................................    17,700       599
   Cleco Corp. .............................................    50,800     1,116
   Otter Tail Power Co .....................................    22,300       650
                                                                         -------
                                                                           2,365

Transportation Services - 2.1%
   Hub Group Inc. ..........................................    21,700       227
   Landstar Systems, Inc. ..................................    20,000     1,450
   Midwest Express Holdings, Inc. * ........................    35,200       514
                                                                         -------
                                                                           2,191

                                                                         -------
                  TOTAL COMMON STOCK-                            94.1%    97,108

                                                               Par
                                                              Value
                                                             (000's)

SHORT-TERM INVESTMENTS - 5.0%

   Investment in joint trading account
     (Note B)
      2.055% due 01/02/02 ..................................  $ 5,125      5,125

U.S. Governmental - 0.9%
   United States Treasury - Bills
        1.865% due 06/06/02 ................................      992        992
                                                                       ---------
                                    TOTAL SHORT-TERM INVEST-
                                                      MENTS-     5.9%      6,117
                                                             --------  ---------
                                          TOTAL INVESTMENTS-   100.0%    103,225
                        Cash and Receivables, less payables-     0.0%        (1)
                                                             --------  ---------
                                                 NET ASSETS-   100.0%   $103,224
                                                             ========  =========

*Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
REAL ESTATE EQUITY FUND

                                                                        Market
     Name of Issuer                                         Shares      Value
                                                                       (000's)

COMMON STOCK

Real Estate Development - 3.0%
   Catellus Development Corp. ............................  119,100   $   2,191
   Hospitality Properties Trust ..........................   21,600         637
   Trizec Hahn Corporation ...............................  130,300       2,046
                                                                      ---------
                                                                          4,874

Real Estate Investment Trust - 94.2%
   Alexandria Real Estate ................................   29,000       1,192
   AMB Property Corp. ....................................  170,000       4,420
   AMLI Residential Properties Trust .....................   51,000       1,286
   Apartment Investment & Management Co. .................   63,100       2,886
   Archstone Communities Trust ...........................  316,510       8,324
   Arden Realty Group, Inc. ..............................  143,000       3,790
   Avalonbay Communities, Inc. ...........................  182,045       8,613
   Boston Properties, Inc. ...............................  137,200       5,214
   BRE Properties, Inc. ..................................   43,500       1,347
   Brookfield Properties Corporation .....................  214,500       3,689
   Camden Property Trust .................................   62,000       2,275
   Capital Automotive ....................................   14,300         284
   CarrAmerica Realty Corp. ..............................  141,600       4,262
   CBL & Associates Properties, Inc. .....................   35,100       1,106
   Centerpoint Properties Corp. ..........................   24,550       1,223
   Chateau Communities, Inc. .............................   64,200       1,920
   Chelsea Property Group, Inc. ..........................      500          25
   Colonial Properties Trust .............................   12,600         393
   Cousins Properties, Inc. ..............................   30,600         745
   Crescent Real Estate Equities, Inc. ...................   16,700         302
   Duke Realty Investments, Inc. .........................   82,139       1,998
   Equity Office Properties Trust ........................  550,043      16,545
   Equity Residential Properties Trust ...................  288,200       8,274
   Essex Property Trust, Inc. ............................   69,200       3,419
   Federal Realty Investment Trust .......................  139,100       3,199
   FelCor Lodging Trust, Inc. ............................   44,000         735
   Frontline Capital Group ...............................  121,500          13
   General Growth Properties .............................   95,500       3,705
   Health Care Property Investments, Inc. ................    4,900         177
   Hilton Hotels Corp. ...................................   17,600         192
   Home Properties of New York, Inc. .....................   18,300         578
   Host Marriott Corp. ...................................  248,700       2,238
   Kilroy Realty Corp. ...................................   12,200         321
   Kimco Realty Corp. ....................................   75,000       2,452
   Koger Equity, Inc. * ..................................   10,700         174
   Liberty Property Trust ................................   81,200       2,424
   Mack-Cali Realty Corp. ................................   14,400         447
   Manufactured Home Communities, Inc. ...................   66,000       2,060
   MeriStar Hospitality Corp. ............................   47,450         674
   Pan Pacific Retail Properties, Inc. ...................   20,300         583
   Post Properties, Inc. .................................   11,400         405
   Prentiss Properties Trust .............................   51,350       1,410
   Prime Group Realty Trust ..............................   12,800         118
   Prologis Trust ........................................  197,259       4,243
   PS Business Parks, Inc. ...............................   16,100         507
   Public Storage, Inc. ..................................  229,600       7,669
   Realty Income Corp. ...................................   40,200       1,182
   Reckson Associates Realty Corp. .......................   18,100         423
   Regency Centers Corp. .................................   34,350         953
   Rouse Co ..............................................   69,700       2,042
   Shurgard Storage Centers, Inc. ........................   47,700       1,526
   Simon Property Group, Inc. ............................  325,700       9,553
   SL Green Realty Corp. .................................   73,200       2,248
   Starwood Hotels & Resorts Worldwide, Inc. .............  205,000       6,119
   Summit Properties, Inc. ...............................   36,000         901
   Sun Communities, Inc. .................................   15,600         581
   Taubman Centers, Inc. .................................   73,900       1,098
   The Macerich Co .......................................   48,000       1,277
   Vornado Realty Trust ..................................  144,400       6,007
   Washington Real Estate Investment Trust ...............   35,200         876
   Weingarten Realty Investors ...........................   40,500       1,944
   Wyndham International, Inc. ...........................  179,800         101
                                                                      ---------
                                                                        154,687

Real Estate Operations - 0.4%
   Security Capital Group, Inc. - Cl. B ..................   26,900         682
                                                                      ---------
                                       TOTAL COMMON STOCK-     97.6%    160,243

                                                             Par
                                                            Value
                                                           (000's)
SHORT-TERM INVESTMENTS - 1.9%

   Investment in joint trading account
     (Note B)
     2.054% due 01/02/02 ................................. $  3,138       3,138
                                                           --------   ---------
                                        TOTAL INVESTMENTS-     99.5%    163,381

                      Cash and Receivables, less payables-      0.5%        872
                                                           --------   ---------
                                               NET ASSETS-    100.0%  $ 164,253
                                                           ========   =========

*Non-income producing security.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                                          Market
        Name of Issuer                                       Shares       Value
                                                                         (000's)
COMMON STOCK

Aerospace & Defense - 1.8%
   Boeing Co. ............................................   101,400    $  3,932
   General Dynamics Corp. ................................    61,050       4,862
   Lockheed Martin Corp. .................................   113,800       5,311
   Northrop Grumman Corp. ................................    34,236       3,452
   United Technologies Corp. .............................   399,600      25,826
                                                                        --------
                                                                          43,383

Auto & Truck Parts - 0.6%
   B.F. Goodrich Co. .....................................    99,500       2,649
   Johnson Controls, Inc. ................................    22,600       1,825
   Lear Corp. * ..........................................   249,600       9,520
                                                                        --------
                                                                          13,994

Automobile - 0.9%
   Ford Motor Co. ........................................   863,550      13,575
   General Motors Corp. ..................................   192,200       9,341
                                                                        --------
                                                                          22,916

Bank - 6.2%
   Bank of America Corp. .................................   626,600      39,444
   Bank of New York Co., Inc. ............................   213,850       8,725
   Charter One Financial, Inc. ...........................    40,665       1,104
   Fifth Third Bancorp ...................................    66,200       4,060
   First Tennessee National Corp. ........................    47,400       1,719
   JP Morgan Chase & Co. .................................   511,400      18,589
   M & T Bank Corp. ......................................    28,600       2,084
   National Commerce Financial Corp. .....................    10,500         266
   Suntrust Banks, Inc. ..................................    35,300       2,213
   TCF Financial Corp. ...................................   233,200      11,189
   Union Planters Corp. ..................................    48,700       2,198
   US Bancorp ............................................ 1,264,300      26,462
   Washington Mutual, Inc. ...............................   550,400      17,998
   Wells Fargo & Co. .....................................   384,400      16,702
                                                                        --------
                                                                         152,753

Brokerage & Investment Management - 0.8%
   Goldman Sachs Group, Inc. .............................    85,975       7,974
   Lehman Brothers Holdings, Inc. ........................    16,700       1,116
   Morgan Stanley, Dean Witter, Discover & Co. ...........   212,800      11,904
                                                                        --------
                                                                          20,994

Business Services - 0.3%
   Automatic Data Processing, Inc. .......................    65,700       3,870
   KPMG Consulting, Inc. .................................   204,000       3,380
                                                                        --------
                                                                           7,250

Chemical - 2.8%
   Air Products & Chemicals, Inc. ........................   394,600      18,510
   Dow Chemical Co. ......................................   931,400      31,463
   Eastman Chemical Co. ..................................     2,100          82
   Praxair, Inc. .........................................   355,400      19,636
                                                                        --------
                                                                          69,691

Commercial Sevices - 0.3%
   Celestica, Inc. .......................................    53,619       2,166
   Cendant Corp. .........................................    49,600         972
   Convergys Corp. .......................................     6,450         242
   TMP Worldwide, Inc. ...................................    94,800       4,067
                                                                        --------
                                                                           7,447

Computer Equipment - 5.9%
   Brocade Communications Systems, Inc. ..................    12,900         427
   Dell Computer Corp. * ................................. 1,223,800      33,263
   Diebold, Inc. .........................................    47,700       1,929
   Intel Corp. ........................................... 2,150,800      67,643
   International Business Machines Corp. .................   265,700      32,139
   McData Corp. ..........................................    84,200       2,063
   Network Appliance, Inc. ...............................    35,500         776
   Veritas Software Corp. * ..............................   151,100       6,774
                                                                        --------
                                                                         145,014

Computer Software & Services - 8.0%
   Adobe Systems, Inc. ...................................     2,500          78
   Cadence Design Systems, Inc. ..........................   311,400       6,826
   Check Point Software Technologies, Ltd. * .............    79,575       3,174
   Computer Sciences Corp. ...............................   137,500       6,735
   Electronic Data Systems Corp. * .......................   241,300      16,541
   EMC Corp. .............................................    65,800         884
   First Data Corp. ......................................   339,250      26,614
   Intuit, Inc. ..........................................   262,900      11,247
   Juniper Networks, Inc. ................................    41,600         788
   Microsoft Corp. ....................................... 1,138,800      75,446
   Network Assoc., Inc. ..................................   345,800       8,939
   Oracle Corp. * ........................................   814,200      11,244
   Peoplesoft, Inc. ......................................   340,850      13,702
   Siebel Systems, Inc. * ................................    70,900       1,984
   Sun Microsystems, Inc. ................................   853,925      10,503
   VeriSign, Inc. ........................................    83,400       3,173
                                                                        --------
                                                                         197,878

Computers - 0.2%
   CDW Computer Centers, Inc. ............................   104,550       5,615

Consumer Miscellaneous - 1.8%
   Avery Dennison Corp. ..................................   224,300      12,680
   Black & Decker Corp. ..................................   101,250       3,820
   Harley-Davidson, Inc. .................................    56,900       3,090
   Macrovision Corp. .....................................    50,400       1,775
   Unilever NV - NY Shares ...............................   389,150      22,419
                                                                        --------
                                                                          43,784

Cosmetic & Personal Care - 1.5%
   Avon Products, Inc. ...................................   269,300      12,522
   Colgate-Palmolive Co. .................................    82,800       4,782

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                                          Market
        Name of Issuer                                       Shares       Value
                                                                         (000's)
COMMON STOCK - Continued

Cosmetic & Personal Care - Continued
   Procter & Gamble Co. .................................   236,600     $ 18,722
                                                                        --------
                                                                          36,026

Diversified Operations - 5.8%
   Amgen, Inc. ..........................................   140,825        7,948
   Danaher Corp. ........................................   200,850       12,113
   General Electric Co. ................................. 1,507,800       60,433
   Honeywell International, Inc. ........................   333,500       11,279
   Textron, Inc. ........................................    76,500        3,172
   Tyco International, Ltd. .............................   778,400       45,848
   W.W. Grainger, Inc. ..................................    51,800        2,486
                                                                        --------
                                                                         143,279

Electric Power - 2.8%
   AES Corp. ............................................    67,000        1,096
   Allegheny Energy, Inc. ...............................   375,450       13,599
   Dominion Resources, Inc. .............................   382,100       22,964
   Entergy Corp. ........................................   255,700       10,000
   Mirant Corp. .........................................   204,200        3,271
   NiSource, Inc. .......................................   509,000       11,738
   UtiliCorp United, Inc. ...............................   248,600        6,257
                                                                        --------
                                                                          68,925

Electronic Products & Services - 4.5%
   Activision, Inc. .....................................    66,150        1,721
   Alpha Industries, Inc. ...............................    84,400        1,840
   Analog Devices, Inc. .................................   102,700        4,559
   Applera Corporation - Applied Biosystems Group .......   106,600        4,186
   Applied Materials, Inc. * ............................   145,300        5,827
   Cisco Systems, Inc. .................................. 1,886,600       34,166
   Emulex Corp. .........................................    59,500        2,351
   Integrated Device Technology, Inc. ...................   104,300        2,773
   Intersil Holding Corp. ...............................    62,100        2,003
   Jabil Circuit, Inc. ..................................    82,700        1,879
   KLA-Tencor Corp. * ...................................    74,963        3,715
   Linear Technology Corp. ..............................   249,700        9,748
   Marvell Technology Group, Ltd. * .....................    68,100        2,439
   Maxim Integrated Products, Inc. * ....................    84,500        4,437
   Micron Technology, Inc. ..............................   241,100        7,474
   Novellus Systems, Inc. ...............................    10,600          418
   QLogic Corp. .........................................     1,800           80
   Reynolds & Reynolds Co. - Cl. A ......................    50,000        1,212
   RF Micro Devices, Inc. ...............................   144,000        2,769
   Tech Data Corp. ......................................    39,800        1,723
   Tektronix, Inc. ......................................   288,900        7,448
   Teradyne, Inc. .......................................    19,600          591
   Texas Instruments, Inc. ..............................   143,000        4,004
   Triquint Semiconductor, Inc. .........................     5,200           64
   Vishay Intertechnology, Inc. .........................    21,000          410
   Xilinx, Inc. * .......................................   102,700        4,010
                                                                        --------
                                                                         111,847

Energy - Alternative Source - 0.5%
   El Paso Corp. ........................................   292,100       13,031

Financial Services - 4.7%
   Accenture, Ltd. Cl. A ................................    93,700        2,522
   Citigroup, Inc. ...................................... 1,559,278       78,712
   Concord EFS, Inc. ....................................   126,100        4,134
   Hartford Financial Services Group, Inc. ..............   433,150       27,215
   Wachovia Corp. .......................................   110,900        3,478
                                                                        --------
                                                                         116,061

Food, Beverage & Tobacco - 4.5%
   Anheuser-Busch Cos., Inc .............................   263,500       11,913
   Coca-Cola Co. ........................................   300,000       14,145
   ConAgra, Inc. ........................................    85,800        2,039
   Kraft Foods, Inc. ....................................   241,600        8,222
   Pepsi Bottling Group, Inc. ...........................   149,900        3,523
   PepsiCo, Inc. ........................................   599,300       29,180
   Philip Morris Cos., Inc. .............................   928,400       42,567
   UST, Inc. ............................................     7,500          262
                                                                        --------
                                                                         111,851

Health Care Products - 13.1%
   Abbott Laboratories ..................................   359,200       20,025
   Allergan, Inc. .......................................   196,037       14,713
   American Home Products Corp. .........................   708,850       43,495
   Andrx Corp. * ........................................    42,800        3,014
   Anthem, Inc. .........................................    57,800        2,861
   Baxter International, Inc. ...........................    92,200        4,945
   Eli Lilly & Co. ......................................   256,100       20,114
   Enzon, Inc. ..........................................    63,200        3,557
   Invitrogen Corp. .....................................    38,324        2,373
   Johnson & Johnson. ...................................   693,800       41,004
   King Pharmaceuticals, Inc. * .........................   127,983        5,392
   Laboratory Corporation of America Holdings ...........    67,000        5,417
   McKesson HBOC, Inc. ..................................    58,500        2,188
   MedImmune, Inc. * ....................................    82,150        3,808
   Medtronic, Inc. ......................................   136,541        6,992
   Merck & Co., Inc. ....................................   175,100       10,296
   Pfizer, Inc. ......................................... 1,935,328       77,123
   Pharmacia Corp. ......................................   358,400       15,286
   Schering-Plough Corp. ................................   561,950       20,123
   St. Jude Medical, Inc. ...............................    52,700        4,092
   Trigon Healthcare, Inc. ..............................   219,100       15,216
   UnitedHealth Group, Inc. .............................    24,900        1,762
   Zimmer Holdings, Inc. ................................    85,200        2,602
                                                                        --------
                                                                         326,398

Health Care Services - 1.9%
   First Health Group Corp. .............................    10,100          250
   HCA-The Healthcare Corp. .............................   184,700        7,119
   Lincare Holdings, Inc. ...............................   133,100        3,813
   Tenet Healthcare Corp. ...............................   529,500       31,092

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                                         Market
          Name of Issuer                                     Shares       Value
                                                                         (000's)
COMMON STOCK - Continued

Health Care Services - Continued
   Universal Health Services, Inc. - Cl. B ...............    73,500    $  3,144
   Wellpoint Health Networks, Inc. .......................    21,400       2,501
                                                                        --------
                                                                          47,919

Insurance - 4.7%
   AFLAC, Inc. ...........................................    40,000         982
   American International Group, Inc. ....................   657,882      52,236
   Everest Re Group, Ltd. ................................     1,000          71
   Lincoln National Corp. ................................   238,800      11,599
   Metlife, Inc. .........................................   479,200      15,181
   Protective Life Corp. .................................     3,600         104
   Prudential Financial, Inc. ............................    46,200       1,533
   Radian Group, Inc. ....................................   213,000       9,148
   The PMI Group, Inc. ...................................   128,400       8,604
   Torchmark, Inc. .......................................   215,250       8,466
   XL Capital, Ltd. - Cl. A ..............................    79,900       7,300
                                                                        --------
                                                                         115,224

Leisure & Recreation - 0.1%
   Sabre Group Holdings, Inc. ............................    59,600       2,524

Media - TV / Radio - 3.2%
   AOL Time Warner, Inc. * ...............................   768,205      24,659
   Clear Channel Communications, Inc. ....................   182,000       9,266
   Fox Entertainment Group, Inc. - Cl. A .................   147,000       3,900
   Liberty Media Corp. - Ser. A ..........................   362,600       5,076
   The Walt Disney Co. ...................................   491,050      10,175
   Viacom, Inc. * ........................................   563,000      24,856
                                                                        --------
                                                                          77,932

Metals & Mining - 0.1%
   Precision Castparts Corp. .............................    57,900       1,636

Natural Gas Distribution - 0.3%
   Sempra Energy .........................................   340,500       8,359

Oil - 0.7%
   Baker Hughes, Inc. ....................................   411,300      15,000
   EOG Resources, Inc. ...................................    50,700       1,983
                                                                        --------
                                                                          16,983

Oil & Natural Gas Exploration & Production - 3.6%
   ChevronTexaco Corp. ...................................   189,300      16,963
   Exxon Mobil Corp. ..................................... 1,530,312      60,141
   Kerr-McGee Corp. ......................................    27,400       1,502
   Rowan Cos., Inc. ......................................   109,200       2,115
   USX-Marathon Group ....................................   285,850       8,576
                                                                        --------
                                                                          89,297

Oil - Equipment & Service - 1.1%
   Royal Dutch Petroleum Co. - NY Shares .................   544,900      26,711

Paper & Forest Products - 0.0%
   Louisiana-Pacific Corp. ...............................   114,000         962

Personal & Commercial Lending - 0.0%
   MBNA Corp. ............................................    33,200       1,169

Real Estate Investment Trust - 0.1%
   Hilton Hotels Corp. ...................................   124,100       1,355

Retail - Department Stores - 7.6%
   99 Cents Only Stores ..................................    64,600       2,461
   Bed Bath & Beyond, Inc. * .............................   458,500      15,543
   eBay, Inc. ............................................    37,900       2,536
   Family Dollar Stores, Inc. ............................     9,100         273
   Home Depot, Inc. ......................................   562,306      28,683
   J.C. Penney Co., Inc. .................................   323,100       8,691
   Kohl's Corp. ..........................................   273,800      19,286
   Lowe's Cos., Inc. .....................................   709,300      32,919
   Office Depot, Inc. ....................................   180,800       3,351
   Talbots, Inc. .........................................   126,200       4,575
   Target Corp. ..........................................   344,950      14,160
   TJX Cos., Inc. ........................................   368,000      14,669
   Wal-Mart Stores, Inc. .................................   734,999      42,299
                                                                        --------
                                                                         189,446

Retail - Drug Stores - 0.0%
   Rite Aid Corp. ........................................   185,400         938

Retail - Food - 0.1%
   Starbucks Corp. * .....................................   166,600       3,174

Shoe and Apparel Manufacturing - 0.1%
   Foot Locker, Inc. .....................................   174,900       2,737

Steel - 0.1%
   AK Steel Corp. ........................................   178,000       2,026

Telecommunication Equipment - 1.3%
   Nokia Oyj - ADR .......................................   411,000      10,082
   PMC-Sierra, Inc. ......................................    73,400       1,560
   Qualcomm, Inc. * ......................................   385,600      19,473
                                                                        --------
                                                                          31,115

Telecommunication Services - 3.1%
   AT&T Wireless Group ...................................   210,600       3,027
   Broadcom Corp. - Cl. A ................................    62,350       2,548
   EchoStar Communications Corp. - Cl. A * ...............   218,900       6,013
   Motorola, Inc. ........................................   679,300      10,203
   Sprint PCS * ..........................................   607,950      14,840
   Verizon Communications ................................   706,850      33,547
   WorldCom, Inc. ........................................   436,200       6,142
                                                                        --------
                                                                          76,320

Telephone - 1.5%
   SBC Communications, Inc. ..............................   925,850      36,266

Transportation Services - 0.3%
   AMR Corp. .............................................    51,300       1,137
   Continental Airlines, Inc. - Cl. B ....................   197,900       5,187
   Norfolk Southern Corp. ................................    62,900       1,152
                                                                        --------
                                                                           7,476

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
GROWTH & INCOME FUND
                                                                         Market
             Name of Issuer                              Shares           Value
                                                                         (000's)

COMMON STOCK - Continued

U.S. Government Agencies - 1.5%
   Federal Home Loan Mortgage Corp. ...........           5,000      $      327
   Federal National Mortgage Assoc. ...........         473,710          37,660
                                                                     ----------
                                                                         37,987

Utilities - Electric - 0.6%
   Duke Energy Co. ............................         405,000          15,900
                                                                     ----------
                            TOTAL COMMON STOCK-            99.0%      2,451,593

                                                           Par
                                                          Value
                                                         (000's)
SHORT-TERM INVESTMENTS - 1.0%
   Investment in joint trading account
     (Note B)
     2.055% due 01/02/02 ......................        $ 25,806          25,806
                                                      ---------      ----------
                             TOTAL INVESTMENTS-           100.0%      2,477,399
           Cash and Receivables, less payables-             0.0%         (1,080)
                                                      ---------      ----------
                                    NET ASSETS-           100.0%     $2,476,319
                                                      =========      ==========

ADR-American Depository Receipt.
*Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
MANAGED FUND
                                                                        Market
        Name of Issuer                                       Shares      Value
                                                                        (000's)

COMMON STOCK

Aerospace & Defense - 1.4%
   Boeing Co. (US) ....................................     263,700   $ 10,226
   General Dynamics Corp. (US) ........................     107,900      8,593
   United Technologies Corp. (US) .....................     267,600     17,295
                                                                      --------
                                                                        36,114

Auto & Truck Parts - 0.2%
   Lear Corp. (US) ....................................     144,500      5,511

Automobile - 0.9%
   Ford Motor Co. (US) ................................     471,200      7,407
   General Motors Corp. (US) ..........................     182,100      8,850
   General Motors Corp. - Cl. H (US) ..................     287,700      4,445
   Navistar International Corp. - Cl. B
     (US) .............................................      42,700      1,687
                                                                      --------
                                                                        22,389

Bank - 3.9%
   Bank of America Corp. (US) .........................     368,100     23,172
   Bank of New York Co., Inc. (US) ....................     114,900      4,688
   Bank One Corp. (US) ................................     120,000      4,686
   JP Morgan Chase & Co. (US) .........................     491,700     17,873
   TCF Financial Corp. (US) ...........................     104,800      5,028
   US Bancorp (US) ....................................     625,200     13,085
   Washington Mutual, Inc. (US) .......................     885,000     28,940
                                                                      --------
                                                                        97,472

Business Services - 0.1%
   Robert Half International, Inc. (US) ...............      61,000      1,629

Chemical - 1.5%
   Air Products & Chemicals, Inc. (US) ................     219,600     10,301
   Dow Chemical Co. (US) ..............................     508,600     17,181
   Praxair, Inc. (US) ................................      198,300     10,956
                                                                      --------
                                                                        38,438

Commercial Sevices - 0.1%
   Interpublic Group Cos., Inc. (US) ..................      59,200      1,749
   Quintiles Transnational Corp. (US) .................     111,500      1,789
                                                                      --------
                                                                         3,538

Computer Equipment - 2.8%
   Compaq Computer Corp. (US) .........................      63,000        615
   Dell Computer Corp. (US) ...........................     682,900     18,561
   Hewlett-Packard Co. (US) ...........................      24,800        510
   Intel Corp. (US) ...................................   1,115,000     35,067
   International Business Machines
     Corp. (US) .......................................     101,400     12,265
   Veritas Software Corp. (US) ........................      75,000      3,362
                                                                      --------
                                                                        70,380

Computer Software - 0.1%
   Reynolds & Reynolds Co. - Cl. A
     (US) .............................................     143,600      3,482

Computer Software & Services - 4.9%
   Cadence Design Systems, Inc. (US) ..................     269,300      5,903
   CheckFree Corp. (US) ...............................      58,900      1,060
   Computer Sciences Corp. (US) .......................      70,000      3,429
   Electronic Data Systems Corp. (US) .................     113,000      7,746
   First Data Corp. (US) ..............................     245,700     19,275
   Intuit, Inc. (US) ..................................     183,100      7,833
   Macromedia, Inc. (US) ..............................      64,900      1,155
   Micromuse, Inc. (US) ...............................      17,100        257
   Microsoft Corp. (US) ...............................     738,000     48,892
   Network Assoc., Inc. (US) ..........................     272,400      7,042
   Oracle Corp. (US) ..................................     757,700     10,464
   Peoplesoft, Inc. (US) ..............................     199,300      8,012
   SunGard Data Systems, Inc. (US) ....................      44,000      1,273
   VeriSign, Inc. (US) ................................      33,000      1,255
                                                                      --------
                                                                       123,596

Computers - 0.2%
   CDW Computer Centers, Inc. (US) ....................     107,500      5,774

Construction - 0.9%
   Lowe's Cos., Inc. (US) .............................     497,000     23,066

Consumer Miscellaneous - 1.0%
   Avery Dennison Corp. (US) ..........................     106,800      6,038
   Black & Decker Corp. (US) ..........................     175,600      6,625
   Clorox Co. (US) ....................................      75,700      2,994
   Unilever NV - NY Shares (US) .......................     140,900      8,117
   Vivendi Universal - ADR (US) .......................      15,000        807
                                                                      --------
                                                                        24,581

Cosmetic & Personal Care - 0.7%
   Avon Products, Inc. (US) ...........................     102,300      4,757
   Gillette Co. (US) ..................................     201,700      6,737
   Procter & Gamble Co. (US) ..........................      74,508      5,896
                                                                      --------
                                                                        17,390

Diversified Operations - 3.5%
   Danaher Corp. (US) .................................     118,500      7,147
   General Electric Co. (US) ..........................   1,258,900     50,457
   Tyco International, Ltd. (US) ......................     526,200     30,993
                                                                      --------
                                                                        88,597

Electric Power - 1.8%
   AES Corp. (US) .....................................     254,500      4,161
   Allegheny Energy, Inc. (US) ........................     233,400      8,454
   Dominion Resources, Inc. (US) ......................     236,300     14,201
   Edison International (US) ..........................     225,200      3,400
   Emerson Electric Co. (US) ..........................      59,400      3,392
   Mirant Corp. (US) ..................................      85,000      1,362
   NiSource, Inc. (US) ................................     414,400      9,556
                                                                      --------
                                                                        44,526

Electronic Products & Services - 3.0%
   Agere Systems, Inc. - Cl. A (US) ...................     245,400      1,396
   Agilent Technologies, Inc. (US) ....................      33,000        941
   Altera Corp. (US) ..................................      60,000      1,273
   Analog Devices, Inc. (US) ..........................     101,300      4,497

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
MANAGED FUND
                                                                         Market
        Name of Issuer                                       Shares       Value
                                                                         (000's)

COMMON STOCK - Continued

Electronic Products & Services - Continued
   Applera Corporation - Applied
     Biosystems Group (US) ...........................       98,000    $  3,849
   Applied Materials, Inc. (US) ......................      199,476       7,999
   Applied Micro Circuits Corp. (US) .................      110,000       1,245
   Cisco Systems, Inc. (US) ..........................    1,556,100      28,181
   KLA-Tencor Corp. (US) .............................       63,000       3,122
   Linear Technology Corp. (US) ......................      173,800       6,785
   MIPS Technologies, Inc. - Cl. B (US) ..............       32,300         258
   Philips Electronics NV (US) .......................      123,100       3,583
   Tech Data Corp. (US) ..............................       65,000       2,813
   Teradyne, Inc. (US) ...............................       58,600       1,766
   Texas Instruments, Inc. (US) ......................       38,000       1,064
   Xilinx, Inc. (US) .................................      164,600       6,428
                                                                       --------
                                                                         75,200

Energy - Alternative Source - 0.4%
   El Paso Corp. (US) ................................      222,900       9,944

Engineering & Construction - 0.2%
   Fluor Corp. (US) ..................................      109,300       4,088

Financial Services - 3.1%
   AmeriCredit Corp. (US) ............................       68,400       2,158
   Citigroup, Inc. (US) ..............................      951,500      48,032
   Cincinnati Financial Corp. (US) ...................       94,000       3,586
   Concord EFS, Inc. (US) ............................      130,400       4,275
   Hartford Financial Services Group,
     Inc. (US) .......................................      256,900      16,141
   Household International, Inc. (US) ................       75,000       4,345
   Principal Financial Group (US) ....................       23,300         559
                                                                       --------
                                                                         79,096

Food, Beverage & Tobacco - 3.1%
   Anheuser-Busch Cos., Inc. (US) ....................      224,900      10,168
   Archer Daniels Midland Co. (US) ...................      344,295       4,941
   Campbell Soup Co. (US) ............................      159,300       4,758
   Coca-Cola Co. (US) ................................      145,700       6,870
   General Mills, Inc. (US) ..........................      112,100       5,830
   Kellogg Co. (US) ..................................      178,700       5,379
   Kraft Foods, Inc. - CL. A (US) ....................      113,400       3,859
   PepsiCo, Inc. (US) ................................      284,384      13,847
   Philip Morris Cos., Inc. (US) ....................       491,500      22,535
                                                                       --------
                                                                         78,187

Health Care Products - 9.1%
   Abbott Laboratories (US) ..........................      296,600      16,535
   Allergan, Inc. (US) ...............................      132,200       9,922
   American Home Products Corp. (US) .................      362,100      22,218
   AstraZeneca Group PLC - ADR (US) ..................      244,300      11,384
   Baxter International, Inc. (US) ...................      156,500       8,393
   Becton, Dickinson & Co. (US) ......................       42,400       1,406
   Bristol-Myers Squibb Co. (US) .....................       76,400       3,896
   Genetech, Inc. (US) ...............................       29,200       1,584
   Guidant Corp. (US) ................................      144,400       7,191
   Johnson & Johnson (US) ............................      378,300      22,358
   King Pharmaceuticals, Inc. (US) ...................       80,000       3,370
   Laboratory Corporation of America
     Holdings (US) ...................................       72,600       5,870
   Medtronic, Inc. (US) ..............................      296,300      15,174
   Merck & Co., Inc. (US) ............................       90,000       5,292
   Pfizer, Inc. (US) .................................    1,660,400      66,167
   Pharmacia Corp. (US) ..............................      280,300      11,955
   Schering-Plough Corp. (US) ........................       88,700       3,176
   Trigon Healthcare, Inc. (US) ......................      122,400       8,501
   UnitedHealth Group, Inc. (US) .....................       89,600       6,341
                                                                       --------
                                                                        230,733

Health Care Services - 1.6%
   Forest Laboratories, Inc. (US) ....................      121,800       9,982
   HCA-The Healthcare Corp. (US) .....................      212,800       8,201
   Tenet Healthcare Corp. (US) .......................      251,000      14,739
   Universal Health Services, Inc. - Cl. B
     (US) ............................................      157,000       6,716
                                                                       --------
                                                                         39,638

Insurance - 2.5%
   Ace, Ltd. (US) ....................................       25,400       1,020
   American International Group, Inc.
     (US) ............................................      396,800      31,506
   Lincoln National Corp. (US) .......................      173,800       8,441
   Metlife, Inc. (US) ................................      105,000       3,326
   The PMI Group, Inc. (US) ..........................       35,000       2,345
   Torchmark, Inc. (US) ..............................      139,400       5,483
   XL Capital, Ltd. - Cl. A (US) .....................      123,300      11,265
                                                                       --------
                                                                         63,386

Leisure & Recreation - 0.3%
   Carnival Corp. (US) ...............................       73,100       2,052
   Sabre Group Holdings, Inc. (US) ...................      113,900       4,824
                                                                       --------
                                                                          6,876

Media - Publishing - 0.0%
   Knight-Ridder, Inc. (US) ..........................        9,600         623

Media - TV / Radio - 2.9%
   AOL Time Warner, Inc. (US) ........................      525,950      16,883
   Cablevision Systems Corp. (US) ....................      118,950       2,938
   Cablevision Systems Corp. - Cl. A
     (US) ............................................      142,400       6,757
   Charter Communications, Inc. - Cl. A
     (US) ............................................       90,700       1,490
   Clear Channel Communications, Inc.
     (US) ............................................       77,600       3,951
   Fox Entertainment Group, Inc. - Cl. A
     (US) ............................................       55,000       1,459
   Liberty Media Corp. - Ser. A (US) .................      735,300      10,294
   The Walt Disney Co. (US) ..........................      349,300       7,238
   USA Networks, Inc. (US) ...........................      191,600       5,233
   Viacom, Inc. - Cl. B (US) .........................      357,700      15,792
                                                                       --------
                                                                         72,035

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
MANAGED FUND
                                                                         Market
        Name of Issuer                                   Shares           Value
                                                                         (000's)

COMMON STOCK - Continued

Metals & Mining - 0.2%
   Alcan Aluminum, Ltd. (US) .......................    110,300      $    3,963
   Alcoa, Inc. (US) ................................     69,200           2,460
                                                                     ----------
                                                                          6,423

Natural Gas Distribution - 0.6%
   Sempra Energy (US) ..............................    240,700           5,909
   Williams Cos., Inc. (US) ........................    324,700           8,286
                                                                     ----------
                                                                         14,195

Oil - 0.5%
   Baker Hughes, Inc. (US) .........................    326,100          11,893

Oil & Natural Gas Exploration & Production - 2.7%
   ChevronTexaco Corp. (US) ........................     79,100           7,088
   Conoco, Inc. COM (US) ...........................    151,032           4,274
   Exxon Mobil Corp. (US) ..........................  1,072,200          42,138
   Kinder Morgan Management LLC
     (US) ..........................................     68,996           2,615
   NRG Energy, Inc. (US) ...........................    104,000           1,612
   Shell Transport & Trading Co. (US) ..............    100,600           4,170
   Unocal Corp. (US) ...............................     90,500           3,264
   USX-Marathon Group (US) .........................    122,500           3,675
                                                                     ----------
                                                                         68,836

Oil - Equipment & Service - 0.8%
   BJ Services Co. (US) ............................     47,800           1,551
   Royal Dutch Petroleum Co. - NY
     Shares (US) ...................................    343,500          16,838
   Weatherford International, Inc. (US) ............     52,300           1,949
                                                                     ----------
                                                                         20,338

Paper & Forest Products - 0.2%
   Kimberly-Clark Corp. (US) .......................     78,800           4,712

Personal & Commercial Lending - 0.9%
   USA Education, Inc. (US) ........................    285,100          23,954

Real Estate Investment Trust - 0.1%
   Equity Office Properties Trust (US) .............     60,000           1,805

Retail - Department Stores - 3.2%
   Amazon.com, Inc. (US) ...........................    240,000           2,597
   Bed Bath & Beyond, Inc. (US) ....................    199,600           6,766
   Costco Wholesale Corp. (US) .....................    115,200           5,113
   Dollar General Corp. (US) .......................    126,100           1,879
   J.C. Penney Co., Inc. (US) ......................    135,000           3,632
   Kohl's Corp. (US) ...............................    211,200          14,877
   Target Corp. (US) ...............................    262,100          10,759
   TJX Cos., Inc. (US) .............................    141,300           5,632
   Wal-Mart Stores, Inc. (US) ......................    498,600          28,694
                                                                     ----------
                                                                         79,949

Retail - Food - 0.1%
   McDonald's Corp. (US) ...........................     93,900           2,486

Retailers - Specialty - 0.9%
   Home Depot, Inc. (US) ...........................    448,800          22,893

Telecommunication Equipment - 0.9%
   Corning, Inc. (US) ..............................    115,000           1,026
   JDS Uniphase Corp. (US) .........................     69,000             599
   Nokia Oyj - ADR (US) ............................    532,100          13,052
   Qualcomm, Inc. (US) .............................    143,700           7,257
                                                                     ----------
                                                                         21,934

Telecommunication Services - 2.6%
   A T&T Wireless Group COM (US) ...................    519,200           7,461
   Broadcom Corp. - Cl. A (US) .....................     40,000           1,635
   Cox Communications, Inc. - Cl. A
     (US) ..........................................     44,000           1,844
   Motorola, Inc. (US) ............................     572,300           8,596
   Sprint PCS (US) .................................    495,400          12,093
   Verizon Communications (US) .....................    546,600          25,941
   WorldCom, Inc. (US) .............................    590,900           8,320
                                                                     ----------
                                                                         65,890

Telephone - 0.9%
   AT&T Corp. (US) .................................    147,200           2,670
   SBC Communications, Inc. (US) ...................    530,300          20,772
                                                                     ----------
                                                                         23,442

Transportation Services - 0.3%
   Continental Airlines, Inc. - Cl. B (US) .........    132,400           3,470
   Union Pacific Corp. (US) ........................     76,032           4,334
                                                                     ----------
                                                                          7,804

U.S. Government Agencies - 1.0%
   Federal National Mortgage Assoc.
     (US) ..........................................    330,800          26,299

Utilities - Electric - 0.4%
   Duke Energy Co. (US) ............................    250,600           9,839
                                                                     ----------
        TOTAL COMMON STOCK-                                66.5%      1,678,981

                                                            Par
                                                          Value
                                                         (000's)

PUBLICLY-TRADED BONDS
Aerospace & Defense - 0.2%
   Lockheed Martin Corp. - Bonds (US)
   8.5% due 12/01/29 ...............................    $ 2,958           3,531
   Raytheon Co. - Notes (US)
   8.3% due 03/01/10 ...............................        133             148
                                                                     ----------
                                                                          3,679

Automobile - 0.4%
   Ford Motor Co. - Bonds (US)
   6.625% due 10/01/28 .............................     13,084          10,853
   7.45% due 07/16/31 ..............................         30              27
                                                                     ----------
                                                                         10,880

Bank - 1.0%
   Bank of America Corp. (US)
   7.4% due 01/15/11 ...............................      2,098           2,249

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
MANAGED FUND
                                                                Par      Market
        Name of Issuer                                         Value      Value
                                                              (000's)    (000's)
PUBLICLY-TRADED BONDS - Continued

Bank - Continued
   Capital One Bank - Sr. Notes (US)
   6.875% due 02/01/06 ....................................  $    450    $   439
   Credit Suisse First Boston - Ser. 2001
     Cl. A4 (US)
   5.435% due 09/15/34 ....................................     7,000      6,624
   Credit Suisse First Boston, Inc. (US)
   7.29% due 09/15/41 .....................................     8,062      8,624
   J.P. Morgan & Co., Inc. - Sr. Notes
     (US)
   5.75% due 02/25/04 .....................................     1,000      1,039
   Korea Development Bank - Notes
     (US)
   7.125% due 04/22/04 ....................................     4,773      5,048
                                                                         -------
                                                                          24,023

Brokerage & Investment Management - 0.7%
   Bear Stearns Commercial Mortgage
     Securities, Inc. - Cl. A1 (US)
   6.08% due 02/15/35 .....................................     3,926      3,993
   Gemstone Investor, Ltd. - Sr. Secd.
     Notes 144A (a) (US)
   7.71% due 10/31/04 .....................................       525        511
   Lehman Brothers Holdings, Inc. -
     Notes (US)
   6.625% due 04/01/04 ....................................     4,060      4,286
   7.75% due 01/15/05 .....................................     4,000      4,289
   Morgan Stanley Group, Inc. (US)
   6.75% due 04/15/11 .....................................     4,880      4,993
   Residential Funding and Mortgage
     Securities Trust II - Ser. 2001 Cl.
     A4 (US)
   6.43% due 04/25/16 .....................................       250        255
                                                                         -------
                                                                          18,327

Commercial Services - 0.0%
   Hertz Corp. (US)
   7.625% due 08/15/07 ....................................       100        102

Computer Equipment - 0.1%
   International Business Machines
     Corp. - Notes (US)
   5.625% due 04/12/04 ....................................     2,900      3,014

Electric Power - 0.0%
   First Energy Corp. - Notes Ser. B
     (US)
   6.45% due 11/15/11 .....................................       500        488

Financial Services - 3.2%
   AIG Sunamerica Global Finance Co. -
     Sr. Notes 144A (a) (US)
   5.85% due 08/01/08 .....................................       250        252
   Associates Corp. of North America -
     Sr. Notes (US)
   6.25% due 11/01/08 .....................................       750        766
   Bowater Canada Finance Corp. -
     Notes 144A (a) (US)
   7.95% due 11/15/11 .....................................       500        513
   Capital One Financial Corp. - Notes
     (US)
   7.25% due 12/01/03 .....................................       250        256
   Chase Commercial Mortgage
     Securities Corp. - Ser. 1997-1 Cl.
     A2 (US)
   7.37% due 02/19/07 .....................................    10,722     11,492
   Chase Commercial Mortgage
     Securities Corp. - Cl. C (US)
   7.928% due 07/15/32 ....................................     1,000      1,080
   Chase Funding Loan Acquisition
     Trust 2001 - Cl. 1A 3 (US)
   4.541% due 02/25/23 ....................................     4,000      3,957
   CIT Group, Inc. - Notes (US)
   6.5% due 02/07/06 ......................................     4,630      4,759
   Credit Suisse First Boston Mortgage
     Securities Corp. - Ser. 2001 Pass
     Thru Certs. Cl. A1 (US)
   3.801% due 09/15/34 ....................................     5,901      5,823
   Credit Suisse First Boston Mortgage
     Securities Corp. (US)
   7.545% due 04/14/62 ....................................     4,533      4,910
   Credit Suisse First Boston Mortgage
     Securities, Corp. - Ser. 2001 Cl. A2
     (US)
   5.935% due 01/15/06 ....................................     1,750      1,793
   Goldman Sachs Group, Inc. (US)
   6.875% due 01/15/11 ....................................     3,405      3,487
   Greater Connecticut Consumer Loan
     Trust - Notes Cl. A 144A (a) (US)
   6.25% due 02/15/20 .....................................       750        767
   Green Tree Financial Corp. - Ser.
     1997-6 Cl. A7 (US)
   7.14% due 01/15/29 .....................................       500        528
   Green Tree Financial Corp. - Ser.
     1996-8 Cl. A6 (US)
   7.6% due 10/15/27 ......................................     7,249      7,640
   LB-UBS Commercial Mortgage Trust -
     Ser. 2000-C4 Cl. A2 (US)
   7.37% due 08/15/26 .....................................     8,318      8,944
   Mortgage Capital Funding, Inc. - Ser.
     1996 - MC2 Cl. A1 (US)
   6.758% due 02/20/04 ....................................     6,496      6,756
   PNC Funding Corp. - Sub. Notes
     (US)
   7.5% due 11/01/09 ......................................     4,094      4,392
   Qwest Capital Funding - Notes (US)
   7.25% due 02/15/11 .....................................     1,840      1,793
   7.75% due 02/15/31 .....................................     4,900      4,701

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
MANAGED FUND
                                                               Par      Market
        Name of Issuer                                        Value     Value
                                                             (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Financial Services - Continued
   Qwest Capital Funding - Notes (US)
   7.9% due 08/15/10 ..................................      $  170    $   173
   Qwest Capital Funding, Inc. - Notes
     144A (a) (US)
   7.0% due 08/03/09 ..................................       3,746      3,639
   Qwest Capital Funding, Inc. - Notes
     (US)
   7.625% due 08/03/21 ................................         250        238
   7.75% due 08/15/06 .................................         375        386
   Salomon, Inc. - Sr. Notes (US)
   7.2% due 02/01/04 ..................................       2,300      2,459
                                                                       -------
                                                                        81,504

Food, Beverage & Tobacco - 0.2%
   Conagra Foods, Inc. - Notes (US)
   7.875% due 09/15/10 ................................         250        273
   Kellogg Co. - Notes Ser. B (US)
   6.6% due 04/01/11 ..................................         200        206
   Kraft Foods, Inc. - Notes (US)
   5.625% due 11/01/11 ................................         275        267
   Nabisco, Inc. - Debs. (US)
   7.55% due 06/15/15 .................................         570        621
   Philip Morris Cos., Inc. - Debs. (US)
   8.25% due 10/15/03 .................................       3,055      3,284
                                                                       -------
                                                                         4,651

Foreign Governmental - 0.4%
   Province of Ontario (US)
   7.75% due 06/04/02 .................................       2,000      2,047
   Province of Quebec - Debs (US)
   7.5% due 09/15/29 ..................................       3,530      3,935
   Quebec Province Canada (US)
   5.5% due 04/11/06 ..................................       4,790      4,876
   United Mexican States - Notes (US)
   8.625% due 03/12/08 ................................         120        129
                                                                       -------
                                                                        10,987

Health Care Services - 0.4%
   Columbia/HCA Healthcare Corp.
     (US)
   6.91% due 06/15/05 .................................       4,030      4,083
   HCA-The Healthcare Co. - Sr. Notes
     (US)
   7.875% due 02/01/11 ................................       6,850      7,055
   Humana, Inc. - Sr. Notes (US)
   7.25% due 08/01/06 .................................          80         81
                                                                       -------
                                                                        11,219

Insurance - 0.1%
   Aetna, Inc. - Sr. Notes (US)
   7.375% due 03/01/06 ................................         600        602
   Provident Companies, Inc. - Sr. Notes
     (US)
   7.0% due 07/15/18 ..................................         500        460
   Prudential Insurance Co. - Sr. Notes
     144A (a) (US)
   6.375% due 07/23/06 ................................         100        103
                                                                        ------
                                                                         1,165

Leisure & Recreation - 0.0%
   HarrahsOperating , Inc. - Sr. Notes
     (US)
   7.125% due 06/01/07 ................................         200        202
   Royal Caribbean Cruises, Ltd. - Sr.
     Notes (US)
   7.0% due 10/15/07 ..................................         200        162
   Six Flags, Inc. - Sr. Notes (US)
   9.5% due 02/01/09 ..................................         500        506
                                                                       -------
                                                                           870

Media - TV / Radio - 1.1%
   Adelphia Communications Corp.
     (US)
   10.25% due 06/15/11 ................................         225        224
   Belo Corp. - Sr. Notes (US)
   7.125% due 06/01/07 ................................         566        563
   Belo Corp. - Debs. (US)
   7.25% due 09/15/27 .................................         750        605
   Belo Corp. - Sr. Debs. (US)
   7.75% due 06/01/27 .................................          20         17
   CBS Corp. - Sr. Notes (US)
   7.15% due 05/20/05 .................................       3,525      3,769
   Chancellor Media Corp. (US)
   8.0% due 11/01/08 ..................................         750        784
   Charter Communications Holdings
     LLC - Sr. Notes (US)
   10.0% due 05/15/11 .................................       1,000      1,015
   10.75% due 10/01/09 ................................         200        211
   Clear Channel Communications, Inc.
     (US)
   7.65% due 09/15/10 .................................         250        258
   Clear Channel Communications, Inc.
     - Sr. Notes (US)
   7.875% due 06/15/05 ................................         140        148
   Comcast Cable Communications
     (US)
   6.75% due 01/30/11 .................................         500        502
   Comcast Cable Communications - Sr.
     Notes (US)
   7.125% due 06/15/13 ................................         120        123
   Cox Radio, Inc. - Sr. Notes (US)
   6.625% due 02/15/06 ................................         750        761
   Fox Sports Networks LLC - Sr. Disc.
     Notes (US)
   0.0% due 08/15/07 ..................................         750        750
   Fox/Liberty Networks LLC - Sr.
     Notes (US)
   8.875% due 08/15/07 ................................         950      1,002

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
MANAGED FUND
                                                           Par         Market
        Name of Issuer                                    Value        Value
                                                          (000's)     (000's)
PUBLICLY-TRADED BONDS - Continued
Media - TV / Radio - Continued
   Liberty Media Corp. - Bonds (US)
   7.875% due 07/15/09 ................................   $ 1,000     $ 1,024
   News America, Inc. - Debs. (US)
   7.125% due 04/08/28 ................................     3,503       3,196
   Time Warner, Inc. (US)
   6.625% due 05/15/29 ................................     3,599       3,365
   Time Warner, Inc. - Debs (US)
   7.25% due 10/15/17 .................................       185         189
   7.57% due 02/01/24 .................................       500         521
   Time Warner, Inc. - Notes (US)
   8.18% due 08/15/07 .................................     2,075       2,294
   Univision Communications, Inc. - Sr.
     Notes (US)
   7.85% due 07/15/11 .................................     1,000       1,035
   Viacom, Inc. (US)
   7.7% due 07/30/10 ..................................     4,800       5,209
   Young Broadcasting, Inc. (US)
   8.75% due 06/15/07 .................................       125         113
                                                                     --------
                                                                       27,678

Natural Gas Distribution - 0.1%
   Florida Gas Transmission Co. (US)
   7.625% due 12/01/10 ................................       750         712
   Williams Cos, Inc. - Notes 144A (a)
     (US)
   3.145% due 07/31/02 ................................       220         220
   Williams Cos, Inc. - Notes (US)
   7.125% due 09/01/11 ................................       200         197
                                                                     --------
                                                                        1,129

Oil & Natural Gas Exploration & Production - 0.3%
   Coastal Corp. (US)
   7.75% due 06/15/10 .................................       500         509
   Conoco Funding Co. - Notes (US)
   5.45% due 10/15/06 .................................     4,460       4,462
   6.35% due 10/15/11 .................................     1,940       1,957
                                                                     --------
                                                                        6,928

Oil - Equipment & Service - 0.2%
   Consolidated Natural Gas Co. - Sr.
     Notes Ser. C (US)
   6.25% due 11/01/11 .................................     3,940       3,856
   EL Paso Energy Corp. (US)
   7.8% due 08/01/31 ..................................       150         151
                                                                     --------
                                                                        4,007

Paper & Forest Products - 0.0%
   Georgia Pacific Corp. - Bonds (US)
   8.125% due 05/15/11 ................................        70          69
   International Paper Co. - Notes (US)
   Structured Assets Securities Corp.
     (US) .............................................       120         121
                                                                     --------
                                                                          190

Personal & Commercial Lending - 3.4%
   Citibank Credit Card Issuance Trust -
     Ser. 2000 Cl. C1 (US)
   7.45% due 09/15/07 .................................       250         265
   Credit Based Asset Servicing - Ser.
     2000-CB4 Cl. M1 (US)
   7.565% due 11/25/31 ................................    11,531      11,987
   CS First Boston Mortgage Securities
     Corp. (US)
   6.91% due 01/15/08 .................................     5,532       5,833
   EQCC Home Equity Loan Trust (US)
   6.223% due 06/25/11                                          -
   Ford Motor Credit Co. - Notes (US)
   6.875% due 02/01/06 ................................    10,180      10,195
   Ford Motor Credit Co. (US)
   7.25% due 10/25/11 .................................        90          87
   Ford Motor Credit Co. - Bonds (US)
   7.375% due 02/01/11 ................................        30          29
   Ford Motor Credit Co. (US)
   7.875% due 06/15/10 ................................       500         507
   General Motors Acceptance Corp. -
     Notes (US)
   6.125% due 09/15/06 ................................       130         129
   6.875% due 09/15/11 ................................     7,500       7,347
   General Motors Acceptance Corp.
     (US)
   7.5% due 07/15/05 ..................................     6,658       6,999
   General Motors Acceptance Corp. -
     Notes (US)
   8.0% due 11/01/31 ..................................    12,358      12,578
   Household Finance Corp. - Notes
     (US)
   6.0% due 05/01/04 ..................................       500         520
   Household Financial Corp. - Notes
     (US)
   6.375% due 10/15/11 ................................     6,115       5,916
   Household Financial Corp. (US)
   6.5% due 01/24/06 ..................................     5,825       5,970
   Household Financial Corp. - Notes
     (US)
   8.0% due 05/09/05 ..................................       250         268
   LB Commercial Conduit Mortgage
     Trust (US)
   5.87% due 10/15/35 .................................     4,956       5,105
   NiSource Finance Corp. (US)
   7.875% due 11/15/10 ................................       625         647
   Regional Diversified Funding , Ltd.
     (US)
   9.25% due 03/15/30 .................................     1,000       1,023
   Residential Asset Mortgage Products,
     Inc. - Cl. A2 (US)
   5.01% due 01/25/23 .................................     7,498       7,571
   Residential Asset Securities Corp.
     (US)
   7.18% due 01/25/25 .................................     2,000       2,058

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
MANAGED FUND
                                                               Par       Market
        Name of Issuer                                        Value       Value
                                                             (000's)     (000's)
PUBLICLY-TRADED BONDS - Continued
Personal & Commercial Lending - Continued
   Sears Credit Account Master Trust -
     Ser. 1998-2 Cl. A (US)
   5.25% due 10/16/08 ...................................    $ 1,000    $  1,031
   Structured Assets Securities Corp.
     (US)
   8.538% due 07/15/27 ..................................        408         448
                                                                        --------
                                                                          86,513

Pollution Control - 0.0%
   Waste Management, Inc. - Sr. Notes
     (US)
   7.375% due 08/01/10 ..................................        310         319
Real Estate Development - 0.0%
   EOP Operating LP (US)
   7.75% due 11/15/07 ...................................        200         212
Retail - Department Stores - 0.6%
   Dillard Department Stores, Inc. -
     Notes (US)
   6.625% due 01/15/18 ..................................        400         306
   Federated Department Stores (US)
   6.625% due 04/01/11 ..................................        375         369
   Federated Department Stores, Inc. -
     Sr. Notes (US)
   6.625% due 09/01/08 ..................................        170         170
   Gap, Inc. - Notes 144A (a) (US)
   8.8% due 12/15/08 ....................................        460         403
   Target Corp. (US)
   6.35% due 01/15/11 ...................................      6,640       6,813
   Toys "R" Us, Inc. - Notes 144A (a)
     (US)
   7.625% due 08/01/11 ..................................        400         386
   Wal Mart Stores, Inc. - Sr. Unsecd.
     Notes (US)
   4.375% due 08/01/03 ..................................      3,150       3,205
   Wal Mart Stores, Inc. (US)
   7.55% due 02/15/30 ...................................      3,405       3,908
                                                                        --------
                                                                          15,560

Retail - Food - 0.2%
   The Kroger Co. (US)
   6.8% due 04/01/11 ....................................      3,175       3,257
   The Kroger Co. - Notes (US)
   7.5% due 04/01/31 ....................................        185         194
                                                                        --------
                                                                           3,451

Retailers - Food & Drug - 0.0%
   Delhaize America, Inc. - Debs. (US)
   9.0% due 04/15/31 ....................................        100         120
Shoe & Apparel Manufacturing - 0.0%
   V.F. Corp. - Notes (US)
   8.1% due 10/01/05 ....................................        110         119
Telecommunication Equipment - 0.0%
   American Tower Corp. - Sr. Notes(US)
   9.375% due 02/01/09 ..................................         900        722
   Nortel Networks, Ltd. - Notes (US)
   6.125% due 02/15/06 ..................................         125        102
   Spectrasite Holdings, Inc. - Sr. Notes
     Ser. B (US)
   10.75% due 03/15/10 ..................................         500        250
                                                                         -------
                                                                           1,074

Telecommunication Services - 0.5%
   Centennial Cellular Operating Co. -
     Sr. Sub. Notes (US)
   10.75% due 12/15/08 ..................................         225        196
   Cingular Wireless LLC - Sr. Notes
     144A (a) (US)
   7.125% due 12/15/31 ..................................         250        255
   Crown Castle International Corp. - Sr.
     Notes (US)
   10.75% due 08/01/11 ..................................         875        853
   France Telecom - Notes 144A (a)
     (US)
   7.75% due 03/01/11 ...................................         400        428
   France Telecom SA - Notes 144A (a)
     (US)
   8.5% due 03/01/31 ....................................         250        285
   PCCW-HKTC Cap, Ltd. - Notes (US)
   7.75% due 11/15/11 ...................................          40         40
   Tellus Corp. NT (US)
   7.5% due 06/01/07 ....................................         450        474
   8.0% due 06/01/11 ....................................         400        424
   Verizon Global Funding Corp. - Notes
     (US)
   6.75% due 12/01/05 ...................................       5,050      5,325
   Worldcom, Inc. - Notes (US)
   7.5% due 05/15/11 ....................................       2,015      2,073
   8.25% due 05/15/31 ...................................       3,000      3,171
                                                                         -------
                                                                          13,524

Telephone - 0.6%
   AT&T Corp. - Notes (US)
   5.625% due 03/15/04 ..................................       2,000      2,026
   AT&T Corp. - Sr. Notes 144A (a)
     (US)
   8.0% due 11/15/31 ....................................       2,691      2,816
   Bellsouth Corp. - Notes (US)
   5.0% due 10/15/06 ....................................       3,000      2,978
   6.875% due 10/15/31 ..................................       2,210      2,272
   CenturyTel, Inc. - Sr. Notes Ser. H
     (US)
   8.375% due 10/15/10 ..................................         810        856
   Sprint Capital Corp. (US)
   5.7% due 11/15/03 ....................................       4,500      4,585
                                                                         -------
                                                                          15,533

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
MANAGED FUND
                                                               Par     Market
        Name of Issuer                                        Value     Value
                                                             (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued
Transportation Services - 0.3%
   American Airlines Pass Thru Certs -
     Cl. A2 144A (US)
   6.817% due 05/23/11 .................................        $ 40      $ 38
   American Airlines, Inc. Pass Thru
     Certs - Cl. B 144A (a) (US)
   8.608% due 04/01/11 .................................         100       102
   Delta Air Lines, Inc. - Ser. 2001-1 Cl.
     A2 (US)
   7.11% due 03/18/13 ..................................          85        82
   International Shipholding Corp. - Sr.
     Notes Ser. B (US)
   7.75% due 10/15/07 ..................................         625       544
   Popular North America, Inc. (US)
   6.125% due 10/15/06 .................................       6,596     6,487
   U.S. Airways - Ser. 2000 (US)
   7.89% due 03/01/19 ..................................         496       503
                                                                       -------
                                                                         7,756

U.S. Government Agencies - 14.2%
   Federal Home Loan Bank - Disc.
     Note (US)
   5.25% due 02/13/04 ..................................       2,000     2,072
   Federal Home Loan Corp. (US)
   6.0% due 08/01/16 ...................................       1,442     1,448
   Federal Home Loan Mortgage Assoc.
     Debs. (US)
   4.5% due 06/15/03 ...................................         244       250
   Federal Home Loan Mortgage Corp.
     (US)
   5.125% due 10/15/08 .................................         170       168
   Federal Home Loan Mortgage Corp. -
     Sr. Notes (US)
   5.8% due 09/02/08 ...................................       1,000     1,023
   Federal National Mortgage Assoc.
     (US)
   3.426% due 09/25/26 .................................       2,350     2,315
   4.375% due 10/15/06 .................................      10,120     9,913
   4.625% due 05/15/03 .................................       3,000     3,080
   4.75% due 03/15/04 ..................................       8,000     8,207
   6.0% due 12/15/05 ...................................         344       362
   6.0% due 05/15/08 ...................................       1,000     1,039
   6.0% due 07/01/16 ...................................       1,200     1,203
   6.0% due 08/01/16 ...................................       1,449     1,453
   6.0% due 01/15/31 ...................................      33,787    33,037
   6.5% due 08/01/13 ...................................       1,445     1,480
   6.5% due 01/15/16 ...................................      23,244    23,694
   6.5% due 01/15/31 ...................................      65,843    65,843
   6.5% due 05/01/31 ...................................       4,147     4,147
   6.5% due 06/01/31 ...................................       3,567     3,567
   6.5% due 09/01/31 ...................................       1,480     1,480
   6.625% due 11/15/10 .................................      11,199    11,902
   7.0% due 07/15/05 ...................................       2,670     2,894
   7.0% due 09/01/16 ...................................         875       905
   7.0% due 11/01/30 ...................................       3,256     3,317
   7.0% due 09/01/31 ...................................       1,000     1,019
   7.0% due 12/01/31 ...................................       2,500     2,547
   Federal National Mortgage Assoc. -
     Ser. 2001-50 Cl. BA (US)
   7.0% due 10/25/41 ...................................         295       292
   Federal National Mortgage Assoc.
     (US)
   7.0% due 01/15/31 ...................................      51,288    52,250
   7.125% due 01/15/30 .................................         128       142
   7.25% due 05/15/30 ..................................       7,200     8,111
   7.5% due 01/15/16 ...................................      14,461    15,139
   7.5% due 11/01/30 ...................................       2,828     2,918
   7.5% due 01/15/31 ...................................      43,730    45,124
   7.5% due 07/01/31 ...................................       1,495     1,543
   8.0% due 12/01/29 ...................................         988     1,035
   8.0% due 01/15/31 ...................................      24,054    25,212
   Government National Mortgage
     Assoc. (US)
   6.0% due 10/15/28 ...................................       3,570     3,505
   7.5% due 10/15/30 ...................................       1,875     1,939
   7.5% due 01/15/31 ...................................      10,892    11,266
   8.0% due 11/15/30 ...................................       1,466     1,534
                                                                      --------
                                                                       358,375

U.S. Governmental - 3.6%
   U.S. Treasury - Bonds (US)
   5.25% due 02/15/29 ..................................       6,354     5,949
   5.375% due 02/15/31 .................................       4,008     3,950
   6.25% due 05/15/30 ..................................         440       476
   6.625% due 02/15/27 .................................         203       226
   6.75% due 08/15/26 ..................................       9,825    11,076
   8.0% due 11/15/21 ...................................         227       287
   8.875% due 08/15/17 .................................      10,390    13,803
   U.S. Treasury - Notes (US)
   2.75% due 10/31/03 ..................................      12,230    12,203
   3.5% due 11/15/06 ...................................       5,355     5,161
   4.625% due 05/15/06 .................................       1,500     1,520
   5.0% due 02/15/11 ...................................         185       184
   5.0% due 08/15/11 ...................................      13,116    13,075
   5.25% due 05/15/04 ..................................       2,670     2,784
   5.625% due 02/15/06 .................................       1,755     1,849
   5.625% due 05/15/08 .................................       1,550     1,624
   5.75% due 08/15/10 ..................................       3,300     3,462
   5.875% due 02/15/04 .................................          61        64
   6.125% due 08/15/07 .................................         193       208
   6.25% due 02/15/03 ..................................       6,840     7,142
   6.25% due 02/15/07 ..................................       4,333     4,678
   6.75% due 05/15/05 ..................................         214       233
   United Mexican States - Notes (US)
   9.875% due 02/01/10 .................................         125       139
                                                                      --------
                                                                        90,093

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
MANAGED FUND
                                                         Par             Market
             Name of Issuer                             Value             Value
                                                        (000's)          (000's)
PUBLICLY-TRADED BONDS - Continued

Utilities - Electric - 0.0%
   Progress Energy, Inc. - Sr. Notes (US)
   5.85% due 10/30/08 .............................   $     80     $         78
   Progress Energy, Inc. - Sr. Notes (US)
   7.1% due 03/01/11 ..............................        500              520
                                                                   -------------
                                                                            598

Utilities - Gas - 0.0%
   Edison Mission Energy - Sr. Notes (US)
   9.875% due 04/15/11 ............................        100              103
   Peco Energy Co. - 144A (a) (US)
   5.95% due 11/01/11 .............................         50               48
                                                                   -------------
                                                                            151
                                                                   -------------
                              TOTAL PUBLICLY-TRADED
                                             BONDS-       31.8%         804,239
SHORT-TERM INVESTMENTS - 12.4%
   Investment in joint trading account (Note B)
   2.055% due 01/02/02 ............................    314,056          314,056
                                                       -------     -------------
                                 TOTAL INVESTMENTS-      110.7%       2,797,276
               Cash and Receivables, less payables-      (10.7)%       (270,573)
                                                       -------     -------------
                                        NET ASSETS-      100.0%    $  2,526,703
                                                       =======     =============

ADR-American Depository Receipts.

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, securities aggregated $10,766 or .43% of net assets of the Portfolio.
See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY COUNTRY
(UNAUDITED)

                                                                  % of
                                              Market             Long-Term
                             Country          Value               Invest-
                            Abbreviation      (000s)               ments

   United States ..........     US         $ 2,483,220            100.0%
                                           ===========            =====

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND

                                                               Par       Market
        Name of Issuer                                        Value       Value
                                                              (000's)    (000's)
PUBLICLY-TRADED BONDS
Automobile - 3.9%
   Ford Credit Auto Owner Trust
   7.13% due 07/15/04 ...................................     $ 2,500    $ 2,567
   Premier Auto Trust
   5.82% due 10/08/03 ...................................       3,169      3,228
                                                                        --------
                                                                           5,795

Bank - 6.6%
   Bank of America Corp. - Notes
   4.75% due 10/15/06 ...................................       1,400      1,371
   First National Bank Boston - Sub. Notes
   7.375% due 09/15/06 ..................................       1,900      2,039
   First Union Corp. - Notes
   6.95% due 11/01/04 ...................................         500        535
   First Union Corp. - Notes
   7.55% due 08/18/05 ...................................       2,500      2,706
   J.P. Morgan & Co., Inc. - Sr. Notes
   5.75% due 02/25/04 ...................................       1,000      1,039
   Wells Fargo Co. - Notes
   6.625% due 07/15/04 ..................................       2,000      2,122
                                                                        --------
                                                                           9,812

Brokerage & Investment Management - 4.2%
   Donaldson, Lufkin & Jenrette, Inc. - Sr.
     Notes
   5.875% due 04/01/02 ..................................       1,900      1,916
   Lehman Brothers Holdings, Inc. - Notes
   6.625% due 04/01/04 ..................................         470        496
   6.625% due 02/05/06 ..................................         600        628
   Morgan Stanley Group, Inc.
   6.1% due 04/15/06 ....................................         800        825
   Residential Funding and Mortgage
     Securities Trust II
   5.64% due 07/25/14 ...................................         400        408
   Residential Funding and Mortgage
     Securities Trust II Cl. A2
   5.37% due 02/25/15 ...................................       2,000      2,034
                                                                        --------
                                                                           6,307

Building Materials - 1.0%
   Residential Asset Securities Corp. Ser.
     1998 Cl. AI5
   6.4% due 12/25/23 ....................................       1,500      1,531

Computer Equipment - 0.3%
   International Business Machines Corp. -
     Notes
   5.625% due 04/12/04 ..................................         500        520

Electric Power - 0.3%
   Niagara Mohawk Power Corp. - Sr. Notes
   7.25% due 10/01/02 ...................................         499        509

Financial Services - 16.7%
   Advanta Mortgage Loan Trust - Ser. 1996-
     1 CTF Cl. A7
   7.07% due 03/25/27 ...................................       2,500      2,578
   Associates Corp. of North America - Sr.
     Notes
   5.75% due 11/01/03 ...................................       1,450      1,511
   Chase Credit Card Master Trust - Cl. A
     1998-3
   6.0% due 08/15/05 ....................................       1,075      1,114
   Chase Funding 2001 - CTF Cl. IA3
   5.053% due 02/25/23 ..................................       2,000      1,996
   Chase Funding Loan Acquisition Trust
     2001 - AD1 Cl. 1A3
   4.541% due 02/25/23 ..................................       2,500      2,473
   Chase Funding Loan Acquisition Trust
     2001- FF1 CTF A2
   2.165% due 04/25/31 ..................................       1,934      1,924
   CIT Group, Inc. - Sr. Notes
   7.5% due 11/14/03 ....................................       1,000      1,063
   CIT Group, Inc.
   5.625% due 05/17/04 ..................................       1,000      1,030
   Citigroup, Inc. - Notes
   6.75% due 12/01/05 ...................................       2,000      2,126
   Countrywide Asset-Backed Certificates,
     Inc. Ser. 2000 -1 AF2
   7.74% due 08/25/17 ...................................       1,475      1,486
   Credit Suisse First Boston Mortgage
     Securities Corp. 2001 Pass thru Certs.
     Cl. A1
   3.801% due 06/15/06 ..................................       1,967      1,941
   General Electric Capital Corp.
   7.5% due 05/15/05 ....................................       3,150      3,447
   Green Tree Financial Corp. - Ser. 1996-8
     Cl. A6
   7.6% due 10/15/27 ....................................         634        668
   Salomon, Inc. - Sr. Notes
   7.2% due 02/01/04 ....................................         500        534
   Vanderbilt Finance, Inc. - Ser. 2001-C Cl.
     A2
   4.235% due 08/07/14 ..................................       1,000        981
                                                                        --------
                                                                          24,872

Food, Beverage & Tobacco - 0.5%
   Philip Morris Cos., Inc. - Debs.
   8.25% due 10/15/03 ...................................         640        688

Foreign Governmental - 3.4%
   Province of Ontario
   7.75% due 06/04/02 ...................................       3,000      3,070
   Quebec Province Canada
   5.5% due 04/11/06 ....................................       2,000      2,036
                                                                        --------
                                                                           5,106

Health Care Products - 1.3%
   Pfizer, Inc. - Notes
   3.625% due 11/01/04 ..................................       2,000      1,993

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND

                                                                 Par      Market
        Name of Issuer                                          Value      Value
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued
Health Care Services - 1.0%
   Columbia/HCA Healthcare Corp.
   6.91% due 06/15/05 ....................................       $ 500     $ 507
   Tenet Healthcare Corp. - Sr. Notes
     144A (a)
   5.375% due 11/15/06 ...................................       1,000       978
                                                                         -------
                                                                           1,485

Media - TV / Radio - 0.8%
   Turner Broadcasting Systems, Inc. - Sr.
     Notes
   7.4% due 02/01/04 .....................................       1,144     1,217
Oil & Natural Gas Exploration & Production - 2.1%
   Amerada Hess Corp. - Notes
   5.3% due 08/15/04 .....................................       1,500     1,534
   Conoco, Inc. - Notes
   5.9% due 04/15/04 .....................................       1,550     1,610
                                                                         -------
                                                                           3,144

Personal & Commercial Lending - 12.3%
   American General Finance Corp.
   5.875% due 07/14/06 ...................................       2,000     2,029
   Asset Backed Securities Corp. - Series
     2000-LB1 Cl. AF2
   7.57% due 03/21/24 ....................................         177       182
   Citibank Credit Card Issuance Trust - Notes
     Ser. 2001 Cl. A8
   4.1% due 12/07/06 .....................................       2,591     2,571
   Countrywide Funding Corp.
   5.25% due 05/22/03 ....................................       1,000     1,019
   Countrywide Funding Corp.
   5.25% due 06/15/04 ....................................         500       508
   Ford Motor Credit Co. - Notes
   6.875% due 02/01/06 ...................................       1,110     1,112
   Ford Motor Credit Co. - Sr. Notes
   6.125% due 03/20/04 ...................................       1,500     1,538
   Ford Motor Credit Co.
   6.7% due 07/16/04 .....................................       1,500     1,521
   General Motors Acceptance Corp. - Notes
   5.75% due 11/10/03 ....................................       2,000     2,036
   General Motors Acceptance Corp. - Notes
   7.48% due 02/28/03 ....................................       1,200     1,247
   Household Finance Corp. - Notes
   6.0% due 05/01/04 .....................................       2,000     2,079
   Money Store Home Equity Trust - Ser.
     1996-B Cl. A8
   7.91% due 05/15/24 ....................................       2,421     2,528
                                                                         -------
                                                                          18,370

Real Estate Development - 0.7%
   EOP Operating, Ltd. - Notes
   6.375% due 02/15/03 ...................................       1,000     1,030
Real Estate Investment Trust - 1.0%
   Spieker Properties, Inc. - Notes
   6.95% due 12/15/02 ....................................       1,500     1,547
Retail - Department Stores - 1.7%
   Wal Mart Stores, Inc. - Sr. Notes
   4.375% due 08/01/03 ...................................       1,250     1,272
   5.45% due 08/01/06 ....................................       1,250     1,279
                                                                        --------
                                                                           2,551

Retail - Food - 0.8%
   Safeway, Inc. - Notes
   7.0% due 09/15/02 .....................................       1,100     1,132
Telecommunication Services - 2.1%
   Verizon Global Funding Corp. - Notes
   6.75% due 12/01/05 ....................................       1,500     1,582
   Verizon Wireless Capital LLC - Notes
     144A (a)
   5.375% due 12/15/06 ...................................         350       348
   Worldcom, Inc. - Sr. Notes
   7.55% due 04/01/04 ....................................       1,100     1,156
                                                                        --------
                                                                           3,086

Telephone - 1.0%
   Sprint Capital Corp.
   5.7% due 11/15/03 .....................................       1,500     1,528
Transportation Services - 1.3%
   Popular North America, Inc.
   6.125% due 10/15/06 ...................................       2,000     1,967
U.S. Government Agencies - 14.4%
   Federal Home Loan Bank
   8.0% due 06/01/10 .....................................         810       848
   Federal National Mortgage Assoc.
   3.426% due 09/25/26 ...................................       1,500     1,478
   4.375% due 10/15/06 ...................................       2,000     1,959
   4.75% due 11/14/03 ....................................       3,500     3,600
   5.25% due 06/15/06 ....................................       1,400     1,425
   6.375% due 10/15/02 ...................................       7,500     7,720
   6.5% due 09/01/02 .....................................         733       743
   7.0% due 01/01/03 .....................................       2,417     2,452
   7.0% due 12/01/10 .....................................       1,255     1,308
                                                                        --------
                                                                          21,533

U.S. Governmental - 17.7%
   U.S. Treasury - Notes
   2.75% due 10/31/03 ....................................       4,639     4,629
   4.25% due 11/15/03 ....................................      12,530    12,832
   4.625% due 05/15/06 ...................................         500       507
   5.875% due 02/15/04 ...................................       2,810     2,965
   5.875% due 11/15/04 ...................................       2,130     2,254

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND
                                                             Par       Market
             Name of Issuer                                 Value       Value
                                                           (000's)     (000's)
PUBLICLY-TRADED BONDS - Continued
U.S. Governmental - Continued
   5.875% due 11/15/05 .............................       $ 3,000   $     3,187
                                                                     -----------
                                                                          26,374
                                                                     -----------
                        TOTAL PUBLICLY-TRADED BONDS-          95.1%      142,097

SHORT-TERM INVESTMENTS - 4.2%

Investment in joint trading account (Note B)
        2.055% due 01/02/02 ........................         6,349         6,349
                                                          --------   -----------
                                  TOTAL INVESTMENTS-          99.3%      148,446
                Cash and Receivables, less payables-           0.7%        1,004
                                                          --------   -----------
                                         NET ASSETS-         100.0%  $   149,450
                                                          ========   ===========

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, securities aggregated $1,326 or 1.0% of net assets of the Portfolio.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
SMALL CAP EQUITY FUND

                                                                         Market
     Name of Issuer                                         Shares        Value
                                                                         (000's)

COMMON STOCK

Aerospace & Defense - 1.2%
   Armor Holdings, Inc. * ..............................    32,400       $ 874

Auto & Truck Parts - 0.8%
   CSK Auto Corp. ......................................    41,000         408
   Cummins Engine Company, Inc. ........................     5,000         193
                                                                       -------
                                                                           601

Automobile - 0.4%
   ANC Rental Corp. * ..................................    58,400           2
   Oshkosh Truck Corp. .................................     6,200         302
                                                                       -------
                                                                           304

Bank - 4.6%
   Citizens Banking Corp. ..............................     7,600         250
   Community Bankshares, Inc. ..........................     1,600          30
   First Midwest Bancorp, Inc. .........................    17,750         518
   Fulton Financial Corp. ..............................    16,590         362
   Net.Bank, Inc. * ....................................    38,900         408
   San Juan Basin Royalty Trust ........................    22,600         217
   Southern Financial Bancorp. .........................     8,800         233
   Sterling Bancshares, Inc. ...........................    53,600         671
   Waypoint Financial Corp. * ..........................    38,800         585
                                                                       -------
                                                                         3,274

Brokerage & Investment Management - 0.5%
   Jefferies Group, Inc. ...............................     9,000         381

Business Services - 1.9%
   Administaff, Inc. ...................................     6,500         178
   Digital Insight Corp. ...............................    23,000         514
   Forrester Research, Inc. ............................    18,000         363
   Hotel Reservations Network, Inc. - Cl. A ............     5,700         262
                                                                       -------
                                                                         1,317

Chemical - 2.4%
   Ferro Corp. .........................................    42,000       1,084
   NOVA Chemicals Corp. ................................    10,000         193
   OM Group, Inc. ......................................     4,900         324
   Spartech Corp. ......................................     4,000          82
                                                                       -------
                                                                         1,683

Commercial Sevices - 4.7%
   ADVO, Inc. ..........................................     8,900         383
   Charlotte Russe Holding, Inc. .......................    24,400         454
   Jersey Jill Group, Inc. .............................    20,000         430
   Power One, Inc. .....................................    36,000         375
   Quanta Services, Inc. * .............................    42,500         656
   Steiner Leisure, Ltd. * .............................    18,500         393
   The Scotts Co. - Cl. A ..............................    13,800         657
                                                                      - ------
                                                                         3,348

Computer Equipment - 1.8%
   LTX Corp. ...........................................    42,000         880
   UNOVA, Inc. .........................................    73,000         423
                                                                       -------
                                                                         1,303

Computer Software & Services - 5.1%
   Acclaim Entertainment, Inc. .........................    65,000         345
   Click Commerce, Inc. * ..............................    93,800         296
   click2learn.com, Inc. * .............................    31,900          96
   CNet Networks, Inc. .................................    32,300         290
   Cognizant Technology Solutions Corp. ................     9,500         389
   Ixia * ..............................................    15,900         204
   MatrixOne, Inc. * ...................................    33,200         431
   Moldflow Corp. * ....................................    15,300         219
   National Information Consortium, Inc. * .............    61,800         197
   Netscreen Technologies, Inc. ........................       800          18
   Pinnacle Systems, Inc. ..............................    62,000         492
   Pixar, Inc. .........................................     4,600         166
   Riverdeep Group plc - ADR * .........................    13,700         230
   Witness Systems, Inc. * .............................    21,100         281
                                                                       -------
                                                                         3,654

Consumer Miscellaneous - 1.0%
   American Greetings Corp. - Cl. A ....................    22,400         309
   NetRatings, Inc. ....................................    25,900         406
                                                                       -------
                                                                           715

Consumer Services - 0.6%
   Costar Group, Inc. ..................................    19,000         456

Diversified Operations - 2.8%
   Gaiam, Inc. Cl. A ...................................    12,200         266
   Ionics, Inc. * ......................................    16,100         484
   Libbey, Inc. ........................................    16,400         535
   UCAR International, Inc. ............................    51,700         553
   Wesco International, Inc. * .........................    23,600         117
                                                                       -------
                                                                         1,955

Electric Power - 0.7%
   Wilson Greatbatch Technologies, Inc. ................    14,300         516

Electrical Equipment - 0.5%
   Zygo Corp ...........................................    22,600         359

Electronic Products & Services - 14.7%
   American Superconductor Corp. * .....................    26,400         324
   ASM International NV * ..............................    26,500         517
   Briggs & Stratton Corp. .............................    18,300         782
   Cymer, Inc. * .......................................    34,200         914
   DuPont Photomasks, Inc. .............................     7,600         330
   Electro Scientific Industries, Inc. * ...............    26,900         807
   Electroglas, Inc. * .................................    38,800         573
   EMCORE Corp. * ......................................    40,400         543
   Exar, Corp. * .......................................    34,500         719
   FEI Co. .............................................     5,500         173
   Helix Technology Corp. ..............................    25,900         584
   Intergraph Corp. ....................................    44,000         605
   Logicvision, Inc. ...................................    19,000         242
   Microtune, Inc. * ...................................    22,100         519
   Monolithic Systems Technology, Inc. .................    11,200         231
   Nanometrics, Inc. * .................................    22,200         431
   Numerical Technologies, Inc. ........................    12,000         422

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
SMALL CAP EQUITY FUND

                                                                         Market
     Name of Issuer                                        Shares         Value
                                                                         (000's)

COMMON STOCK - Continued

Electronic Products & Services - Continued
   Power Integrations, Inc. ...........................    10,700       $   244
   Therma-Wave, Inc. * ................................    39,200           585
   TranSwitch Corp. ..................................     50,000           225
   Veeco Instruments Inc. * ...........................    19,500           703
                                                                        -------
                                                                         10,473

Energy - Alternative Source - 1.8%
   Advanced Energy Industries, Inc. ...................    26,900           717
   Rayovac Corp. * ....................................    23,100           406
   Valence Technology, Inc. ...........................    37,000           125
                                                                        -------
                                                                          1,248

Engineering & Construction - 0.6%
   York International Corp. ...........................    11,500           438

Financial Services - 3.9%
   American Capital Strategies, Ltd. ..................    33,600           953
   BOK Financial Corp. ................................    10,000           315
   LendingTree, Inc. * ................................    62,500           369
   Max Re Capital, Ltd. ...............................    19,000           297
   Medallion Financial Corp. ..........................    24,000           190
   Philadelphia Consolidated Holding Corp. ............    17,000           641
                                                                        -------
                                                                          2,765

Food, Beverage & Tobacco - 4.5%
   Corn Products International, Inc. ..................    17,700           624
   Dreyer's Grand Ice Cream, Inc. .....................    27,200         1,047
   Flowers Foods, Inc. ................................     1,800            72
   Hain Celestial Group, Inc. .........................    10,700           294
   Robert Mondavi Corp. - Cl. A .......................    20,000           760
   Tootsie Roll Industries, Inc. ......................    11,000           430
                                                                        -------
                                                                          3,227

Health Care Products - 10.3%
   3 Dimensional Pharmaceuticals, Inc. * ..............    14,200           121
   Aclara Biosciences Inc. * ..........................    40,200           204
   American Pharmaceutical Participating ..............     6,400           133
   Antigenics, Inc. ...................................    22,800           374
   Aviron * ...........................................    10,800           537
   Charles River Laboratories * .......................     1,100            37
   ChromaVision Medical Systems, Inc. * ...............    35,600           160
   COR Therapeutics, Inc. .............................     9,000           215
   Diversa Corp. ......................................    28,200           399
   Durect Corp. * .....................................    17,100           198
   Exelixis, Inc. * ...................................    45,000           748
   ILEX Oncology, Inc. * ..............................    19,600           530
   Illumina, Inc. .....................................    23,500           276
   Lexicon Genetics, Inc. * ...........................    32,500           375
   LifePoint Hospitals, Inc. ..........................    10,500           357
   Scios, Inc. * ......................................    12,800           304
   SICOR, Inc. ........................................     6,100            96
   Tanox, Inc. * ......................................    17,900           331
   Trimeris, Inc. * ...................................    16,800           756
   Unilab Corp. .......................................    25,700           645
   Vical Incorporated .................................     6,700            82
   Wright Medium Group, Inc. ..........................    24,400           437
                                                                        -------
                                                                          7,315

Health Care Services - 1.0%
   Gene Logic, Inc. ...................................    10,700           201
   Kendle International, Inc. * .......................    24,200           488
                                                                        -------
                                                                            689

Insurance - 2.0%
   First American Financial Corp. .....................    24,100           452
   W.R. Berkley Corp. .................................    10,400           558
   Zenith National Insurance Corp. ....................    14,000           391
                                                                        -------
                                                                          1,401

Leisure & Recreation - 3.7%
   CEC Entertainment, Inc. ............................     9,000           391
   Four Seasons Hotels, Inc. ..........................     4,500           210
   International Speedway Corp. - Cl. A ...............     8,200           321
   MeriStar Hospitality Corp. .........................    28,400           403
   Speedway Motorsports, Inc. * .......................    35,700           903
   World Wrestling Federation Entertainment,
     Inc. .............................................    33,100           435
                                                                        -------
                                                                          2,663

Machinery - 2.6%
   Astec Industries, Inc. .............................    21,300           308
   Columbus McKinnon Corp. ............................    25,200           258
   Gardner Denver Machinery, Inc. .....................    22,800           509
   Kulicke and Soffa Industries .......................    45,400           779
                                                                         -------
                                                                          1,854

Media - Publishing - 0.7%
   Banta Corp. ........................................    12,200           360
   Penton Media, Inc. .................................    16,600           104
                                                                        -------
                                                                            464

Media - TV / Radio - 5.8%
   Arbitron, Inc. .....................................    11,600           396
   Emmis Communications Corp. .........................    23,500           556
   Entercom Communications Corp. * ....................     7,200           360
   Entravision Communications - Cl. A * ...............    28,500           341
   Insight Communications Company, Inc. * .............    29,800           720
   Martha Stewart Living Omnimedia, Inc. - Cl. A * ....    19,500           321
   Media General, Inc. - Cl. A ........................     2,400           120
   Mediacom Communications Corp. ......................    22,800           416
   Radio One, Inc. - Cl. D * ..........................    34,900           628
   Young Broadcasting, Inc. - Cl. A * .................    15,000           269
                                                                        -------
                                                                          4,127

Metals & Mining - 0.2%
   Kaiser Aluminum Corp. ..............................    78,100           127

Natural Gas Distribution - 1.7%
   Energen Corp. ......................................    26,600           656
   New Jersey Resources Corp. .........................     4,800           224

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
SMALL CAP EQUITY FUND

                                                                         Market
     Name of Issuer                                           Shares      Value
                                                                         (000's)

COMMON STOCK - Continued

Natural Gas Distribution - Continued
   Southwest Gas Corp. .................................      16,200    $   362
                                                                        -------
                                                                          1,242

Oil & Natural Gas Exploration & Production - 0.5%
   Penzoil-Quaker State Co. ............................      22,000        318

Oil - Equipment & Service - 1.4%
   Hydril Co. * ........................................      10,000        176
   Newpark Resources, Inc. .............................      45,000        356
   Seacor Smit, Inc. ...................................       9,200        427
                                                                        -------
                                                                            959

Paper & Forest Products - 0.7%
   Potlatch Corp. ......................................      16,700        490

Personal & Commercial Lending - 0.2%
   America First Mortgage Investments, Inc. ............      19,000        166

Real Estate Development - 0.5%
   Trammell Crow Co. * .................................      32,400        379

Real Estate Investment Trust - 2.5%
   Annaly Mortgage Management, Inc. ....................      39,500        632
   Anthracite Capital, Inc. ............................      34,900        384
   Reckson Associates Realty Corp. .....................       8,500        199
   Resources Connection, Inc. ..........................      13,500        355
   SL Green Realty Corp. ...............................       7,800        239
                                                                        -------
                                                                          1,809

Real Estate Operations - 1.4%
   HomeStore.com, Inc. .................................     159,800        575
   Insignia Financial Group, Inc. * ....................      39,700        429
                                                                        -------
                                                                          1,004
Retail - Department Stores - 2.8%
   Factory 2-U Stores, Inc. * ..........................      14,900        299
   Galyans Trading, Inc. ...............................       3,100         44
   Genesco, Inc. .......................................      26,600        552
   Ruby Tuesday, Inc. ..................................      33,700        695
   School Specialty, Inc. ..............................      17,600        403
                                                                        -------
                                                                          1,993

Retail - Food - 0.7%
   California Pizza Kitchen, Inc. ......................      19,900        492
   Suprema Specialties, Inc. ...........................       1,600         21
                                                                        -------
                                                                            513

Shoe & Apparel Manufacturing - 0.9%
   Novel Denim Holdings, Ltd. * ........................      16,000        187
   Stride Rite Corp. ...................................      26,300        172
   Vans, Inc. ..........................................      22,000        281
                                                                        -------
                                                                            640

Telecommunication Equipment - 2.4%
   Advanced Fibre Communications, Inc. * ...............       8,200        145
   Alliance Fiber Optic Products, Inc. * ...............      34,700         49
   Anaren Micro Circuits, Inc. .........................       9,900        172
   Avanex Corp. * ......................................      72,600        428
   Cable Design Technologies Corp. .....................      30,000        410
   Carrier Access Corp. ................................      39,900        117
   Newport Corp. .......................................      19,000        366
                                                                        --------
                                                                          1,687

Telecommunication Services - 1.5%
   Aspect Communications Corp. .........................      88,400        343
   MRV Communications, Inc. ............................      35,475        150
   Multilink Technology Corp. - Cl. A ..................      55,000        356
   WEST Corp. ..........................................       8,200        205
                                                                        -------
                                                                          1,054

Transportation Services - 0.7%
   SkyWest, Inc. .......................................       8,200        209
   Werner Enterprises, Inc. ............................      12,200        296
                                                                        -------
                                                                            505
                                                                        -------
                                     TOTAL COMMON STOCK-        98.7%    70,290

                                                                Par
                                                               Value
                                                              (000's)

SHORT-TERM INVESTMENTS - 4.0%

   Investment in joint trading account (Note B)
     2.055% due 01/02/02 ...............................      $2,819      2,819
                                                              ------    -------
                                      TOTAL INVESTMENTS-       102.7%    73,109

                    Cash and Receivables, less payables-        (2.7)%   (1,916)
                                                              ------    -------
                                             NET ASSETS-       100.0%   $71,193
                                                              ======    =======

ADR-American Depository Receipt.
*Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND

                                                                          Market
     Name of Issuer                                           Shares      Value
                                                                         (000's)

COMMON STOCK

Australia - 0.4%
   Brambles Industries, Ltd. (27) ......................      56,146    $   299

Belgium - 0.7%
   DEXIA NPV (B0) ......................................      19,350        278
   Fortis NPV (27) .....................................       8,110        210
   UCB SA (H2) .........................................       1,180         48
                                                                        -------
                                                                            536

Canada - 1.3%
   Alcan Aluminum, Ltd. (C2) ...........................      11,292        405
   Inco, Ltd. (27) .....................................      17,800        302
   Royal Bank of Canada (B0) ...........................      12,280        400
                                                                        -------
                                                                          1,107

Denmark - 0.3%
   Novo Nordisk AS (H2) ................................       2,000         82
   Tele Danmark AS (T1) ................................       5,389        192
                                                                        -------
                                                                            274

Egypt - 0.2%
   Egypt Mobile Phone (TE) .............................      16,489        120

Finland - 2.0%
   Nokia Oyj (H2) ......................................      56,264      1,450
   Sonera Oyj (T1) .....................................      43,950        223
                                                                        -------
                                                                          1,673

France - 13.8%
   Altran Technologies SA (E3) .........................       1,450         66
   AXA (47) ............................................      29,400        614
   Banque Nationale de Paris (B0) ......................      13,070      1,169
   Cap Gemini SA (B1) ..................................       2,146        155
   Compagnie de St. Gobain (24) ........................       3,400        513
   Equant (25) .........................................       1,905         23
   Groupe Danone (S1) ..................................       1,890        231
   Hermes International (R4) ...........................       1,742        268
   L'Oreal SA (S1) .....................................         841         61
   Lafarge SA (24) .....................................         947         88
   LVMH (Louis Vuitton Moet Hennessy) (F2) .............       1,910         78
   Orange SA * (T1) ....................................      31,090        282
   Pinault-Printemps-Redoute SA (R4) ...................         639         82
   Rhone-Poulenc SA (B0) ...............................      18,509      1,314
   Sanofi-Synthelabo SA (H2) ...........................      18,610      1,388
   Schneider SA (M1) ...................................      11,145        536
   Societe Generale - Cl. A (B0) .......................       3,992        223
   Societe Television Francaise 1 (ME) .................      18,790        475
   Sodexho Alliance SA (F2) ............................      17,534        749
   STMicroelectronics (EP) .............................      12,195        391
   Total Fina SA - Cl. B (OG) ..........................      15,390      2,197
   Vivendi Universal SA (27) ...........................      10,613        581
                                                                        -------
                                                                         11,484

Germany - 3.6%
   Allianz AG - Reg. (47) ..............................       3,238        767
   Aventis SA (H2) .....................................       2,688        187
   Bayer AG (C1) .......................................       4,365        139
   Bayerische Vereinsbank AG (B0) ......................       2,788         85
   Deutsche Bank AG (B0) ...............................       5,841        413
   Deutsche Telekom AG (U3) ............................       2,945         51
   E.On AG (27) ........................................       6,922        359
   Gehe AG (H2) ........................................       7,739        300
   Rhoen-Klinikum AG (H2) ..............................       2,320        120
   SAP AG (24) .........................................       3,510        457
   Siemens AG (27) .....................................       2,332        154
                                                                        -------
                                                                          3,032

Greece - 0.3%
   Hellenic Telecommunication Organization
     SA (T1) ...........................................      16,290        265

Hong Kong - 2.2%
   Cheung Kong (Holdings), Ltd. (R2) ...................      56,000        582
   China Unicom, Ltd. (T1) .............................      70,000         77
   Henderson Land Development Co., Ltd.
     (R2) ..............................................      58,000        264
   HSBC Holdings plc (B0) ..............................      22,000        257
   Hutchison Whampoa, Ltd. (B1) ........................      56,900        551
   Li & Fung, Ltd. (B1) ................................      16,000         18
   Sun Hung Kai Properties, Ltd. (R3) ..................      12,000         97
                                                                        -------
                                                                          1,846

Hungary - 0.2%
   Gedeon Richter Rt. (H1) .............................       2,850        156

India - 0.8%
   Global Tele-Systems, Ltd. (TE) ......................       3,000          8
   HDFC Bank Ltd. (B0) .................................      25,000        117
   Hindustan Lever Ltd. (M4) ...........................      79,000        366
   ICICI, Ltd. (F1) ....................................      58,000         53
   Reliance Industries, Inc. (C1) ......................      23,000        146
                                                                        -------
                                                                            690

Italy - 5.8%
   Alleanza Assicurazioni (47) .........................      44,650        491
   Assicurazioni Generali (47) .........................       6,280        174
   Banca Intesa SpA (B0) ...............................     343,613        860
   Bipop-Carire SpA (B0) ...............................      32,500         54
   ENI (OD) ............................................      67,572        847
   Mediaset SpA (ME) ...................................      10,000         73
   Mediolanum SpA (47) .................................      20,815        188
   Olivetti SpA (B1) ...................................      95,708        123
   San Paolo-IMI SpA (B0) ..............................       4,858         52
   Telecom Italia Mobile SpA (T1) ......................     150,220        838
   Telecom Italia SpA (T1) .............................      56,800        485
   UniCredito Italiano SpA (B0) ........................     165,883        666
                                                                        -------
                                                                          4,851

Japan - 10.9%
   Aiful Corp. (F1) ....................................       1,000         65
   Canon, Inc. (B1) ....................................      30,000      1,033

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND

                                                                         Market
        Name of Issuer                                        Shares      Value
                                                                         (000's)

COMMON STOCK - Continued

Japan - Continued
   Fanuc, Ltd. (B3) ....................................       5,200     $  221
   Fuji Television Network, Inc. (ME) ..................          48        194
   Fujisawa Pharmeceutical Co., Ltd. (H2) ..............      17,000        392
   Ito-Yokado Co., Ltd. (R4) ...........................       5,000        226
   KAO Corp. (S1) ......................................       8,000        166
   Kokuyo Co. (B1) .....................................       8,000         67
   Kyocera Corp. (EP) ..................................       3,800        248
   Marui Co., Ltd. (R4) ................................      26,000        308
   Matsushita Communication Industries (T1) ............       2,000         54
   Matsushita Electric Industrial Co. (EP) .............      43,000        552
   Mitsui Fudosan Co., Ltd. (R1) .......................      44,000        336
   Mizuho Holdings, Inc. * (F1) ........................         155        316
   Murata Manufacturing Co., Ltd. (EP) .................       6,100        366
   NEC Corp. (25) ......................................      17,000        173
   Nippon Telegraph & Telephone Corp. (U3) .............          65        212
   Nomura Securities Co., Ltd. (I2) ....................      52,000        667
   NTT Mobile Communications Network,
     Inc. (T1) .........................................          51        600
   Sankyo Co., Ltd. (H2) ...............................      13,000        223
   Seven-Eleven Japan (P5) .............................       9,000        328
   Shin-Etsu Chemical Co. (C1) .........................       8,400        302
   Shiseido Co., Ltd. (C1) .............................      18,000        166
   Sony Corp. (EP) .....................................      17,000        777
   Sumitomo Bank (B0) ..................................      56,000        237
   Sumitomo Corp. (27) .................................      38,000        174
   Toshiba Corp. (EP) ..................................      38,000        131
   Toyota Motor Corp. (A3) .............................       4,400        112
   UFJ Holdings, Inc. (F1) .............................          33         73
   Yamanouchi Pharmaceutical Co., Ltd. (H2) ............      15,000        396
                                                                        -------
                                                                          9,115

Luxembourg - 0.1%
   Society Europeenne des Satellites (ME) ..............       7,670         84

Malaysia - 0.5%
   Malayan Banking Berhad (B0) .........................     103,800        226
   Resorts World Berhad (50) ...........................     129,000        209
                                                                        -------
                                                                            435

Mexico - 0.7%
   Cifra SA de CV - Ser. V (R4) ........................     108,600        297
   Fomento Economico Mexicano SA de CV
     (F2) ..............................................      91,000        308
                                                                        -------
                                                                            605

Netherlands - 7.9%
   Akzo Nobel NV (C1) ..................................       1,390         62
   ASM Lithography Holding NV (25) .....................      26,180        455
   Elsevier NV (L2) ....................................      22,190        262
   Fortis NPV (27) .....................................      19,010        493
   ING Groep NV (47) ...................................      60,020      1,530
   Koninklije KPN NV (T1) ..............................      46,100        234
   Koninklijke (Royal) Philips Electronics NV
     (EP) ..............................................      46,739      1,389
   Koninklijke Ahold NV (P5) ...........................       8,800        256
   Royal Dutch Petroleum Co. (OD) ......................      12,500        633
   VNU NV (L2) .........................................      29,790        915
   Wolters Kluwer NV - CVA (L2) ........................      17,225        393
                                                                         ------
                                                                          6,622

Norway - 0.4%
   Orkla ASA (27) ......................................      16,750        284
   Statoil ASA (OD) ....................................       8,950         61
                                                                        -------
                                                                            345

Portugal - 0.3%
   Jeronimo Martins SA (P5) ............................       9,583         79
   Portugal Telecom SA (T1) ............................      27,134        211
                                                                        -------
                                                                            290

Singapore - 0.9%
   Singapore Press Holdings, Ltd. (L2) .................       8,000         94
   United Overseas Bank, Ltd. (B0) .....................      94,072        647
                                                                        -------
                                                                            741

South Africa - 0.3%
   Nedcor, Ltd. (F1) ...................................      23,600        244

South Korea - 2.2%
   Kookmin Bank (B0) ...................................       7,420        283
   Samsung Electronics (EP) ............................       4,000        853
   Shinhan Financial (F1) ..............................      16,800        225
   SK Telecom Co., Ltd. (T1) ...........................       2,300        471
                                                                        -------
                                                                          1,832

Spain - 2.7%
   Banco Bilbao Vizcaya SA (B0) ........................      49,290        610
   Banco Santander Central Hispano SA (B0) .............      64,160        537
   Endesa SA (U1) ......................................      20,382        319
   Repsol SA (OG) ......................................      10,115        147
   Telefonica SA (U3) ..................................      49,394        661
                                                                        -------
                                                                          2,274

Sweden - 3.5%
   Electrolux AB - Ser. B (HP) .........................      15,910        238
   Hennes & Mauritz AB - B Shares (R4) .................      22,460        467
   Nordic Baltic Holding AB (B0) .......................      61,620        327
   SANDVIK AB (M1) .....................................       3,220         69
   Securitas AB - B Shares (B1) ........................      67,328      1,282
   Telefonaktiebolaget LM Ericsson AB * (T1) ...........      94,440        515
                                                                        -------
                                                                          2,898

Switzerland - 5.4%
   Adecco SA (F1) ......................................      20,700      1,126
   Credit Suisse Group (LR) ............................       4,800        205
   Nestle SA (F2) ......................................       7,920      1,689
   Roche Holdings AG (AG) ..............................       6,100        435
   Swiss Reinsurance Co. (LR) ..........................         920         93
   UBS AG (B0) .........................................      19,266        973
                                                                        -------
                                                                          4,521

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND

                                                                         Market
        Name of Issuer                                        Shares      Value
                                                                         (000's)
COMMON STOCK - Continued

Taiwan - 1.9%
   Asustek Computer (25) ...................................  49,000    $   215
   Compal Electronics Inc. (EP) ............................ 161,000        204
   Hon Hai Precision Insustry Co., Ltd. Cl. G (25) .........  44,000        201
   Taiwan Semiconductor (EP) ............................... 255,400        639
   United Microelectronics Corp. (EP) ...................... 213,000        311
                                                                        --------
                                                                          1,570

United Kingdom - 26.0%
   Abbey National First Capital BV (B0) ....................  18,386        262
   AstraZeneca Group plc (H2) ..............................  21,211        955
   Autonomy Corp. plc * (23) ...............................   1,500          7
   BG Group plc (U2) .......................................  16,019         65
   BP Amoco plc (OD) .......................................  85,000        660
   Brambles Industries (B1) ................................  66,020        326
   Cable & Wireless plc (T1) ...............................  41,270        198
   Cadbury Schweppes plc (F2) ..............................  66,477        423
   Celltech Group plc * (H2) ...............................  21,473        273
   Centrica plc (U2) .......................................  36,200        117
   Compass Group plc * (F1) ................................ 171,730      1,286
   David S. Smith Holdings plc (P1) ........................  18,000         41
   Diageo plc (F2) .........................................  81,912         935
   Dimension Data Holdings plc (23) ........................  12,500         15
   Electrocomponents plc (EP) ..............................  49,520        386
   Friends Provident plc (B0) ..............................  21,930         64
   GKN (A2) ................................................   5,000         19
   GlaxoSmithKline plc * (H2) .............................. 129,681      3,249
   Granada Compass plc (50) ................................ 187,576        391
   Hays plc (27) ...........................................  93,116        282
   Hilton Group plc (50) ...................................  23,000         71
   J Sainsbury plc (R4) ....................................  48,640        259
   Kingfisher plc (24) .....................................  49,116        286
   Lattice Group * (EP) ....................................  45,322        103
   Reckitt Benckiser plc (S1) ..............................   2,000         29
   Reed International plc (L2) ............................. 217,000      1,798
   Rio Tinto plc - Reg. (27) ...............................  46,989        899
   Royal Bank of Scotland Group (B0) .......................  78,532      1,909
   Shell Transport & Trading Co. plc (OG) .................. 219,084      1,503
   Standard Chartered plc (B0) .............................  24,600        293
   Tesco plc (F2) .......................................... 128,030        464
   Tomkins plc (27) ........................................ 119,506        368
   Unilever plc (M4) .......................................  63,148        518
   United Business Media (L2) ..............................  12,193         85
   Vodafone AirTouch plc (T1) .............................. 770,844      2,014
   Woolworths Group (R4) ...................................  54,028         37
   WPP Group plc * (B1) .................................... 106,200      1,174
                                                                        --------
                                                                         21,764

United States - 5.4%
   America Movil SA de CV - ADR Ser. L (T1) ................  15,600        304
   Celestica, Inc. (B1) ....................................  12,470        504
   Check Point Software Technologies, Ltd. (23) ............   1,857         74
   Coca-Cola Co. ADR (F1) ..................................  10,000        201
   Companhia Vale do Rio Doce - ADR (27) ...................   9,969        235
   Compania Brasileira de Distribuicao Grupo Pao de Acucar
     - ADR (P5) ............................................  17,800        392
   Embraer - Empresa Brasileira de Aeronautica SA (02) .....   7,000        155
   Flextronics International Ltd. (EP) .....................   8,084        194
   Grupo Iusacell SA de CV - ADR V (T1) ....................   9,000         36
   Grupo Televisa SA - GDR (ME) ............................   6,923        299
   ICICI, Ltd. (F1) ........................................  28,064        168
   Korea Telecom Corp. - ADR (T1) ..........................  21,471        436
   LuKoil Holding - ADR (OG) ...............................   2,730        134
   Orbotech, Ltd. (EP) .....................................   8,300        258
   Pohang Iron & Steel Co., Ltd. - ADR (A5) ................  15,503        357
   SmartForce Public Limited Co. - ADR (B9) ................   6,166        153
   Telefonica SA (T1) ......................................   5,269        211
   Telefonos De Mexico SA - ADR (T1) .......................   2,891        102
   Teva Pharmaceutical Industries, Ltd. - ADR (H2) .........   4,600        283
                                                                        --------
                                                                          4,496
                                                                        --------
                                         TOTAL COMMON STOCK-   100.7%    84,169

PREFERRED STOCK

Australia - 0.6%
   News Corp., Ltd. (ME) ...................................  77,247        516

Brazil - 0.6%
   Petroleo Brasileiro SA - Petrobras (OD) .................  22,292        493
                                                                        --------
                                      TOTAL PREFERRED STOCK-     1.2%     1,009
                                                               Par
                                                              Value
                                                             (000's)
COMMERCIAL PAPER - 0.3%

  Euro Time Deposit
     3.0% due 01/02/02 ..................................... $   300        265
SHORT-TERM INVESTMENTS - 2.0%

  Investment in joint trading account (Note B)
    2.055% due 01/02/02 ....................................   1,688      1,688
                                                             -------    --------
                                          TOTAL INVESTMENTS-   104.2%    87,131
                        Cash and Receivables, less payables-   (4.2)%    (3,540)
                                                             -------    --------
                                                 NET ASSETS-   100.0%   $83,591
                                                             =======    ========

ADR-American Depository Receipt.
GDR-Global Depository Receipt.
*Non-Income Producing Security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY (UNAUDITED)

                                                          Market         % of
                                           Industry       Value       Long-Term
     Industry                            Abbreviation     (000s)     Investments
Bank ...................................      B0         $12,194           14.6%
Health Care Products ...................      H2           9,108           10.7%
Telecommunication Services .............      T1           7,464            8.8%
Electronic Products & Services .........      EP           6,243            7.3%
Food, Beverage & Tobacco ...............      F2           6,162            7.3%
Commercial Services ....................      B1           5,403            6.1%
Diversified Operations .................      27           4,103            4.8%
Oil & Natural Gas Exploration &
   Production ..........................      OG           3,982            4.7%
Insurance ..............................      47           3,763            4.4%
Media - Publishing .....................      L2           3,548            4.2%
Aerospace & Defense ....................      2             3122            3.7%
Construction ...........................      24            2031            2.4%
Retail - Department Stores .............      R4           1,647            1.9%
Media - TV / Radio .....................      ME           1,640            1.9%
Oil ....................................      OD            1340            1.6%
Oil - Equipment & Service ..............      O1           1,293            1.5%
Financial Services .....................      F1            1144            1.3%
Retail - Food ..........................      P5           1,055            1.2%
Telephone ..............................      U3            1024            1.2%
Consumer Miscellaneous .................      M4             884            1.0%
Computer Equipment .....................      25             852            1.0%
Real Estate Development ................      R2             846            1.0%
Chemical ...............................      C1             816            1.0%
Leisure & Recreation ...................      50             671            0.8%
Brokerage & Investment Management ......      I2             667            0.8%
Machinery ..............................      M1             605            0.7%
Computer Software & Services ...........      23             553            0.6%
Metals & Mining ........................      C2             405            0.5%
Steel ..................................      A5             357            0.4%
Real Estate Operations .................      R1             336            0.4%
Electric Power .........................      U1             319            0.4%
Cosmetic & Personal Care ...............      S1             256            0.3%
Household Appliances / Furnishings .....      HP             238            0.3%
                                                         -------     -----------
                                                         $85,178          100.0%
                                                         =======     ===========

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                          Market
     Name of Issuer                                           Shares      Value
                                                                         (000's)
COMMON STOCK

Aerospace & Defense - 1.2%
   Boeing Co. ............................................... 42,437     $ 1,646
   General Dynamics Corp. ................................... 10,292         820
   Lockheed Martin Corp. .................................... 22,332       1,042
   Northrop Grumman Corp. ...................................  5,560         561
   Raytheon Co. ............................................. 20,059         651
   United Technologies Corp. ................................ 23,385       1,511
                                                                         -------
                                                                           6,231

Auto & Truck Parts - 0.4%
   AutoZone, Inc. * .........................................  5,563         399
   B.F. Goodrich Co. ........................................  5,350         142
   Cooper Tire & Rubber Co. .................................  3,306          53
   Cummins Engine Company, Inc. .............................  1,760          68
   Dana Corp. ...............................................  6,730          93
   Genuine Parts Co. ........................................  8,900         327
   Goodyear Tire & Rubber Co. ...............................  7,831         186
   Johnson Controls, Inc. ...................................  4,226         341
   Paccar, Inc. .............................................  3,911         257
   TRW, Inc. ................................................  6,482         240
   Visteon Corp. * ..........................................  6,356          96
                                                                         -------
                                                                           2,202

Automobile - 0.6%
   Delphi Automotive Systems Corp. .......................... 27,883         381
   Ford Motor Co. ........................................... 90,797       1,427
   General Motors Corp. ..................................... 28,098       1,366
   Navistar International Corp. - Cl. B .....................  2,786         110
                                                                         -------
                                                                           3,284

Bank - 6.0%
   AmSouth Bancorp. ......................................... 18,739         354
   Bank of America Corp. .................................... 79,499       5,004
   Bank of New York Co., Inc. ............................... 37,370       1,525
   Bank One Corp. ........................................... 59,045       2,306
   BB&T Corporation ......................................... 22,937         828
   Charter One Financial, Inc. .............................. 10,938         297
   Comerica, Inc. ...........................................  8,760         502
   Fifth Third Bancorp ...................................... 29,091       1,784
   FleetBoston Financial Corp. .............................. 52,995       1,934
   Golden West Financial Corp. ..............................  7,810         460
   Huntington Bancshares, Inc. .............................. 12,396         213
   JP Morgan Chase & Co. .................................... 99,037       3,600
   KeyCorp .................................................. 21,217         516
   National City Corp. ...................................... 30,674         897
   Northern Trust Corp. ..................................... 11,024         664
   PNC Bank Corp. ........................................... 14,320         805
   Regions Financial Corp. .................................. 11,531         345
   SouthTrust Corp. ......................................... 16,733         413
   State Street Corp. ....................................... 16,117         842
   Suntrust Banks, Inc. ..................................... 14,625         917
   Synovus Financial Corp. .................................. 14,572         365
   Union Planters Corp. .....................................  6,799         307
   US Bancorp ............................................... 98,790       2,068
   Washington Mutual, Inc. .................................. 44,053       1,440
   Wells Fargo & Co. ........................................ 85,196       3,702
   Zions Bancorp ............................................  4,434         233
                                                                         -------
                                                                          32,321

Brokerage & Investment Management - 1.1%
   Bear Stearns Cos., Inc. ..................................  4,969         292
   Charles Schwab Corp. ..................................... 68,991       1,067
   Franklin Resources, Inc. ................................. 13,185         465
   Lehman Brothers Holdings, Inc. ........................... 12,358         826
   Morgan Stanley, Dean Witter, Discover & Co. .............. 55,118       3,083
   T. Rowe Price Group, Inc. ................................  6,279         218
                                                                         -------
                                                                           5,951

Business Services - 0.7%
   Automatic Data Processing, Inc. .......................... 31,308       1,844
   Fedex Corp. .............................................. 15,214         789
   Pitney Bowes, Inc. ....................................... 12,159         457
   Robert Half International, Inc. ..........................  9,055         242
   The Dun & Bradstreet Corp. ...............................  7,929         316
                                                                         -------
                                                                           3,648

Chemical - 1.1%
   Air Products & Chemicals, Inc. ........................... 11,532         541
   Ashland, Inc. ............................................  3,601         166
   Dow Chemical Co. ......................................... 45,748       1,545
   E.I. du Pont de Nemours & Co. ............................ 51,599       2,193
   Eastman Chemical Co. .....................................  4,112         160
   Engelhard Corp. ..........................................  6,290         174
   Great Lakes Chemical Corp. ...............................  2,373          58
   Hercules, Inc. ...........................................  4,757          48
   Praxair, Inc. ............................................  7,907         437
   Rohm & Haas Co. .......................................... 11,247         390
   Sigma-Aldrich Corp. ......................................  3,810         150
                                                                         -------
                                                                           5,862

Commercial Services - 0.8%
   Cendant Corp. * .......................................... 49,707         975
   Convergys Corp. * ........................................  8,949         336
   Deluxe Corp. .............................................  3,803         158
   Ecolab, Inc. .............................................  6,086         245
   Equifax, Inc. ............................................  7,408         179
   H & R Block, Inc. ........................................  9,366         419
   Interpublic Group Cos., Inc. ............................. 18,846         557
   Omnicom Group, Inc. ......................................  9,269         828
   Power One, Inc. * ........................................  3,414          36
   Quintiles Transnational Corp. * ..........................  5,070          81
   R.R. Donnelley & Sons Co. ................................  5,571         165
   TMP Worldwide, Inc. ......................................  5,255         225
                                                                         -------
                                                                           4,204

Computer Equipment - 5.6%
   Apple Computer, Inc. * ................................... 17,908         392
   Compaq Computer Corp. .................................... 86,467         844
   Comverse Technology, Inc. ................................  9,670         216

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                          Market
        Name of Issuer                                        Shares      Value
                                                                         (000's)
COMMON STOCK - Continued

Computer Equipment - Continued
   Dell Computer Corp. * ................................... 131,183     $ 3,566
   Gateway, Inc. * .........................................  15,570         125
   Hewlett-Packard Co. .....................................  97,726       2,007
   Intel Corp. ............................................. 338,580      10,648
   International Business Machines Corp. ...................  86,927      10,515
   Lexmark International Group, Inc. - Cl. A * .............   6,687         395
   Network Appliance, Inc. * ...............................  16,673         365
   Palm, Inc. ..............................................  25,386          98
   Veritas Software Corp. * ................................  20,163         904
                                                                         -------
                                                                          30,075

Computer Software & Services - 6.4%
   Adobe Systems, Inc. .....................................  12,348         383
   Autodesk, Inc. ..........................................   2,478          92
   BMC Software, Inc. ......................................  11,854         194
   Citrix Systems, Inc. * ..................................   9,069         205
   Computer Associates International, Inc. .................  28,763         992
   Computer Sciences Corp. * ...............................   8,345         409
   Compuware Corp. * .......................................  18,035         213
   Electronic Data Systems Corp. ...........................  23,881       1,637
   EMC Corp. ............................................... 111,822       1,503
   First Data Corp. ........................................  19,370       1,520
   Fiserv, Inc. ............................................   9,181         389
   IMS Health, Inc. ........................................  14,629         285
   Intuit, Inc. * ..........................................  10,403         445
   Mercury Interactive Corp. * .............................   4,320         147
   Microsoft Corp. ......................................... 271,527      17,989
   Novell, Inc. * ..........................................  19,824          91
   Oracle Corp. * .......................................... 279,364       3,858
   Parametric Technology Corp. * ...........................  12,184          95
   Peoplesoft, Inc. ........................................  15,428         620
   Sapient Corp. ...........................................   5,179          40
   Siebel Systems, Inc. * ..................................  23,659         662
   Sun Microsystems, Inc. * ................................ 164,137       2,019
   Unisys Corp. * ..........................................  16,461         206
   Yahoo!, Inc. * ..........................................  28,224         501
                                                                         -------
                                                                          34,495

Construction - 0.1%
   Stanley Works ...........................................   4,524         211
   Vulcan Materials Co. ....................................   4,947         237
                                                                         -------
                                                                             448

Consumer Miscellaneous - 1.0%
   American Greetings Corp. - Cl. A ........................   2,892          40
   Avery Dennison Corp. ....................................   5,360         303
   Black & Decker Corp. ....................................   4,000         151
   Cintas Corp. ............................................   8,646         415
   Clorox Co. ..............................................  12,044         476
   Fortune Brands, Inc. ....................................   7,522         298
   Harley-Davidson, Inc. ...................................  15,140         822
   Newell Rubbermaid, Inc. .................................  13,404         370
   Parker-Hannifin Corp. ...................................   5,820         267
   Sherwin-Williams Co. ....................................   8,228         226
   Snap-On, Inc. ...........................................   2,584        $ 87
   Tupperware Corp. ........................................   2,584          50
   Unilever NV - NY Shares .................................  28,813       1,660
                                                                         -------
                                                                           5,165

Container - 0.1%
   Bemis Co., Inc. .........................................   2,477         122
   Sealed Air Corp. * ......................................   4,118         168
                                                                         -------
                                                                             290

Cosmetic & Personal Care - 1.7%
   Alberto-Culver Co. - Cl. B ..............................   2,782         124
   Avon Products, Inc. .....................................  11,845         551
   Colgate-Palmolive Co. ...................................  27,816       1,606
   Gillette Co. ............................................  53,134       1,775
   International Flavors & Fragrances, Inc. ................   4,539         135
   Procter & Gamble Co. ....................................  65,384       5,174
                                                                         -------
                                                                           9,365

Diversified Operations - 6.3%
   Amgen, Inc. .............................................  52,817       2,981
   Crane Co. ...............................................   3,037          78
   Danaher Corp. ...........................................   7,007         423
   Dover Corp. .............................................  10,496         389
   Eaton Corp. .............................................   3,500         260
   General Electric Co. .................................... 500,546      20,062
   Honeywell International, Inc. ...........................  41,339       1,398
   Illinois Tool Works, Inc. ...............................  15,142       1,025
   ITT Industries, Inc. ....................................   4,328         219
   Pactiv Corp. ............................................   7,631         135
   Pall Corp. ..............................................   6,679         161
   PPG Industries, Inc. ....................................   8,545         442
   Rockwell Collins, Inc. ..................................   9,166         179
   Textron, Inc. ...........................................   6,905         286
   Tyco International, Ltd. ................................ 100,747       5,934
   W.W. Grainger, Inc. .....................................   4,838         232
                                                                         -------
                                                                          34,204

Electric Power - 2.2%
   AES Corp. * .............................................  26,192         428
   Allegheny Energy, Inc. ..................................   5,981         217
   Ameren Corp. ............................................   6,700         283
   American Electric Power Co. .............................  16,329         711
   Calpine Corp. * .........................................  14,734         247
   Cinergy Corp. ...........................................   7,731         258
   CMS Energy Corp. ........................................   6,892         166
   Consolidated Edison, Inc. ...............................  10,408         420
   Constellation Energy Group ..............................   7,738         205
   Dominion Resources, Inc. ................................  13,374         804
   DTE Energy Co. ..........................................   8,340         350
   Edison International ....................................  16,038         242
   Emerson Electric Co. ....................................  21,323       1,218
   Entergy Corp. ...........................................  10,821         423
   Exelon Corp. ............................................  16,216         776

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
EQUITY INDEX FUND
                                                                         Market
        Name of Issuer                                        Shares      Value
                                                                         (000's)

COMMON STOCK - Continued

Electric Power - Continued
   Firstenergy Corp. .....................................    15,181   $   531
   FPL Group, Inc. .......................................     9,056       511
   Mirant Corp. ..........................................    20,762       333
   Niagara Mohawk Holdings, Inc. .........................     8,033       142
   NiSource, Inc. ........................................    10,166       234
   PG & E Corp. ..........................................    19,463       375
   Pinnacle West Capital Corp. ...........................     4,023       168
   PPL Corp. .............................................     7,112       248
   Public Services Enterprise Group, Inc. ................    10,402       439
   Reliant Energy, Inc. ..................................    14,657       389
   Southern Co. ..........................................    35,220       893
   TXU Corp. .............................................    13,486       636
   Xcel Energy, Inc. .....................................    17,149       476
                                                                       -------
                                                                        12,123

Electrical Equipment - 0.1%
   American Power Conversion .............................    10,284       149
   Cooper Industries, Inc. ...............................     4,736       165
   Molex, Inc. ...........................................     9,834       304
                                                                       -------
                                                                           618

Electronic Products & Services - 4.2%
   Advanced Micro Devices, Inc. ..........................    17,900       284
   Agilent Technologies, Inc. * ..........................    23,138       660
   Altera Corp. * ........................................    19,162       406
   Analog Devices, Inc. * ................................    18,423       818
   Applera Corporation - Applied Biosystems
     Group ...............................................    10,307       405
   Applied Materials, Inc. * .............................    41,427     1,661
   Applied Micro Circuits Corp. * ........................    14,537       164
   Ball Corp. ............................................     1,440       102
   Ciena Corp. ...........................................    16,176       231
   Cisco Systems, Inc. * .................................   370,144     6,703
   Conexant Systems, Inc. * ..............................    12,162       174
   Jabil Circuit, Inc. * .................................     9,278       211
   KLA-Tencor Corp. * ....................................     9,470       469
   Linear Technology Corp. ...............................    15,746       615
   LSI Logic Corp. * .....................................    17,726       280
   Maxim Integrated Products, Inc. * .....................    16,277       855
   Micron Technology, Inc. ...............................    29,967       929
   National Semiconductor Corp. * ........................     8,852       272
   NCR Corp. .............................................     4,940       182
   Novellus Systems, Inc. * ..............................     7,407       292
   NVIDIA Corp. ..........................................     7,203       482
   PerkinElmer, Inc. .....................................     6,478       227
   Progressive Corp. .....................................     3,635       543
   QLogic Corp. * ........................................     4,734       211
   Rockwell International Corp. * ........................     9,166       164
   Sanmina Corp. .........................................    26,565       528
   Solectron Corp. * .....................................    42,370       478
   Symbol Technologies, Inc. .............................    10,629       169
   Tektronix, Inc. .......................................     5,036       130
   Teradyne, Inc. * ......................................     9,454       285
   Texas Instruments, Inc. ...............................    86,825     2,431
   Thomas & Betts Corp. ..................................     2,585        55
   Vitesse Semiconductor Corp. * .........................     9,367       116
   Xerox Corp. ...........................................    37,210       388
   Xilinx, Inc. * ........................................    16,484       644
                                                                       -------
                                                                        22,564

Energy - Alternative Source - 0.3%
   Dynegy, Inc. - Cl.A ...................................    17,974       458
   El Paso Corp. .........................................    25,903     1,156
                                                                       -------
                                                                         1,614

Engineering & Construction - 0.0%
   Fluor Corp. * .........................................     3,715       139

Financial Services - 4.9%
   American Express Co. ..................................    67,124     2,396
   Capital One Financial Corp. ...........................    11,003       594
   Cincinnati Financial Corp. ............................     8,334       318
   Citigroup, Inc. .......................................   259,503    13,100
   Concord EFS, Inc. .....................................    25,601       839
   Hartford Financial Services Group, Inc. ...............    12,445       782
   Household International, Inc. .........................    23,241     1,346
   John Hancock Financial Services .......................    15,448       638
   Mellon Financial Corp. ................................    23,594       888
   Merrill Lynch & Co., Inc. .............................    42,621     2,221
   MGIC Investment Corp. .................................     5,556       343
   Paychex, Inc. .........................................    18,593       648
   Providian Financial Corp. * ...........................    14,115        50
   Stillwell Financial, Inc. .............................    11,219       305
   Wachovia Corp. COM ....................................    68,885     2,160
                                                                       -------
                                                                        26,628

Food, Beverage & Tobacco - 4.7%
   Adolph Coors Co. - Cl. B ..............................     1,654        88
   Anheuser-Busch Cos., Inc. .............................    44,405     2,008
   Archer Daniels Midland Co. ............................    32,744       470
   Brown-Forman Corp. - Cl. B ............................     3,400       213
   Campbell Soup Co. .....................................    20,194       603
   Coca-Cola Co. .........................................   125,517     5,918
   Coca-Cola Enterprises, Inc. ...........................    22,148       420
   ConAgra, Inc. .........................................    26,681       634
   General Mills, Inc. ...................................    18,529       964
   H.J. Heinz Co. ........................................    17,707       728
   Hershey Foods Corp. ...................................     6,799       460
   Kellogg Co. ...........................................    20,090       605
   Pepsi Bottling Group, Inc. ............................    14,818       348
   PepsiCo, Inc. .........................................    87,891     4,279
   Philip Morris Cos., Inc. ..............................   109,399     5,016
   Sara Lee Corp. ........................................    38,844       864
   SuperValu, Inc. .......................................     6,893       152
   Sysco Corp. ...........................................    33,978       891
   UST, Inc. .............................................     8,637       302
   W.M. Wrigley Jr. Co. ..................................    11,429       587
                                                                       -------
                                                                        25,550

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
EQUITY INDEX FUND
                                                                         Market
     Name of Issuer                                           Shares      Value
                                                                         (000's)

COMMON STOCK - Continued

Health Care Products - 12.5%
   Abbott Laboratories ................................       78,453    $ 4,374
   Allergan, Inc. .....................................        6,791        510
   American Home Products Corp. .......................       66,612      4,087
   Amerisource Bergen Corp. ...........................        5,055        321
   Bausch & Lomb, Inc. ................................        2,878        108
   Baxter International, Inc. .........................       29,762      1,596
   Becton, Dickinson & Co. ............................       12,875        427
   Biomet, Inc. .......................................       13,215        408
   Boston Scientific Corp. * ..........................       20,784        501
   Bristol-Myers Squibb Co. ...........................       97,726      4,984
   C.R. Bard, Inc. ....................................        2,574        166
   Cardinal Health, Inc. ..............................       22,798      1,474
   Chiron Corp. * .....................................        9,476        415
   Eli Lilly & Co. ....................................       56,735      4,456
   Genzyme Corp. ......................................       10,500        629
   Guidant Corp. * ....................................       15,246        759
   Immunex Corp. ......................................       27,077        750
   Johnson & Johnson ..................................      154,782      9,148
   King Pharmaceuticals, Inc. * .......................       12,122        511
   McKesson HBOC, Inc. ................................       14,647        548
   MedImmune, Inc. * ..................................       10,809        501
   Medtronic, Inc. ....................................       61,258      3,137
   Merck & Co., Inc. ..................................      114,835      6,752
   Millipore Corp. ....................................        2,168        132
   Pfizer, Inc. .......................................      317,056     12,635
   Pharmacia Corp. ....................................       64,997      2,772
   Schering-Plough Corp. ..............................       74,028      2,651
   St. Jude Medical, Inc. .............................        4,325        336
   Stryker Corp. ......................................        9,785        571
   UnitedHealth Group, Inc. ...........................       15,961      1,130
   Watson Pharmaceuticals, Inc. * .....................        5,454        171
   Zimmer Holdings, Inc. ..............................        9,373        286
                                                                       --------
                                                                         67,246

Health Care Services - 0.8%
   Aetna US Healthcare, Inc. ..........................        6,907        228
   Biogen, Inc. .......................................        7,316        419
   Forest Laboratories, Inc. ..........................        9,056        742
   HCA-The Healthcare Corp. ...........................       25,632        988
   Health Management Assoc., Inc. - Cl. A .............       11,956        220
   Healthsouth Corp. * ................................       20,167        299
   Humana, Inc. * .....................................        7,447         88
   Manor Care, Inc. * .................................        5,065        120
   Tenet Healthcare Corp. * ...........................       16,372        961
   Wellpoint Health Networks, Inc. * ..................        3,192        373
                                                                       --------
                                                                          4,438

Household Appliances / Furnishings - 0.1%
   Leggett & Platt, Inc. ..............................       10,285        237
   Maytag Corp. .......................................        3,611        112
   Whirlpool Corp. ....................................        3,197        234
                                                                       --------
                                                                            583
Housing - 0.2%
   Centex Corp. .......................................        2,886        165
   Masco Corp. ........................................       23,369        573
   Pulte Corp. ........................................        3,186        142
                                                                        -------
                                                                            880

Insurance - 3.7%
   AFLAC, Inc. ........................................       26,665        655
   Allstate Corp. .....................................       36,454      1,229
   Ambac Financial Group, Inc. ........................        5,154        298
   American International Group, Inc. .................      131,743     10,460
   Aon Corp. ..........................................       13,881        493
   Chubb Corp. ........................................        8,955        618
   Cigna Corp. ........................................        7,418        687
   Conseco, Inc. ......................................       15,882         71
   Jefferson-Pilot Corp. ..............................        7,896        365
   Lincoln National Corp. .............................        9,273        450
   Marsh & McLennan Cos., Inc. ........................       13,801      1,483
   MBIA, Inc. .........................................        7,316        392
   Metlife, Inc. ......................................       36,890      1,169
   Safeco Corp. .......................................        6,286        196
   St. Paul Cos., Inc. ................................       10,526        463
   Torchmark, Inc. ....................................        6,482        255
   UnumProvident Corp. ................................       12,071        320
   XL Capital, Ltd. - Cl. A ...........................        6,594        603
                                                                        -------
                                                                         20,207

Leisure & Recreation - 0.6%
   Brunswick Corp. ....................................        3,927         86
   Carnival Corp. .....................................       29,950        841
   Eastman Kodak Co. ..................................       14,822        436
   Harrah's Entertainment, Inc. * .....................        6,170        228
   Hasbro, Inc. .......................................        9,076        147
   International Game Technology ......................        3,608        247
   Loews Corp. ........................................        9,987        553
   Mattel, Inc. .......................................       21,527        370
   Sabre Group Holdings, Inc. * .......................        6,467        274
   Starwood Hotels & Resorts Worldwide,
     Inc. .............................................        9,589        286
                                                                        -------
                                                                          3,468

Machinery - 0.4%
   Caterpillar, Inc. ..................................       17,499        914
   Deere & Co. ........................................       11,641        508
   FMC Corp. * ........................................        1,445         86
   Ingersoll-Rand Co. .................................        8,645        361
   McDermott International, Inc. ......................        2,189         27
   Thermo Electron Corp. * ............................        8,864        212
                                                                        -------
                                                                          2,108

Media - Publishing - 0.4%
   Dow Jones & Co., Inc. ..............................        4,126        226
   Gannett Co., Inc. ..................................       13,185        887
   Knight-Ridder, Inc. ................................        4,406        286
   Meredith Corp. .....................................        2,272         81

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
EQUITY INDEX FUND
                                                                         Market
     Name of Issuer                                           Shares      Value
                                                                         (000's)

COMMON STOCK - Continued

Media - Publishing - Continued
   New York Times Co. - Cl. A ............................     8,032    $   347
   Tribune Co. ...........................................    14,699        550
                                                                        -------
                                                                          2,377

Media - TV / Radio - 3.3%
   AOL Time Warner, Inc. * ...............................   223,394      7,171
   Clear Channel Communications, Inc. ....................    30,154      1,535
   Comcast Corp. - Cl. A .................................    47,874      1,723
   McGraw-Hill Cos., Inc. ................................     9,884        603
   The Walt Disney Co. ...................................   103,240      2,139
   Univision Communications, Inc. - Cl. A * ..............    10,503        425
   Viacom, Inc. - Cl. B * ................................    89,651      3,958
                                                                        -------
                                                                         17,554

Metal Production & Fabrication - 0.0%
   Worthington Industries, Inc. ..........................     3,824         54

Metals & Mining - 0.9%
   Alcan Aluminum, Ltd. ..................................    16,164        581
   Alcoa, Inc. ...........................................    43,243      1,537
   Inco, Ltd. ............................................     9,665        164
   Minnesota Mining & Manufacturing Co. ..................    19,776      2,338
   Phelps Dodge Corp. ....................................     4,110        133
                                                                        -------
                                                                          4,753

Natural Gas Distribution - 0.2%
   KeySpan Corp. .........................................     6,600        229
   Nicor, Inc. ...........................................     2,066         86
   Peoples Energy Corp. ..................................     1,951         74
   Sempra Energy .........................................    10,004        246
   Williams Cos., Inc. ...................................    25,448        649
                                                                        -------
                                                                          1,284

Oil - 0.3%
   Anadarko Petroleum Corp. ..............................    12,437        707
   Baker Hughes, Inc. ....................................    16,688        608
   EOG Resources, Inc. ...................................     5,769        226
   Kinder Morgan, Inc. ...................................     5,566        310
                                                                        -------
                                                                          1,851

Oil & Natural Gas Exploration & Production - 4.6%
   Amerada Hess Corp. ....................................     4,330        271
   Apache Corp. ..........................................     6,910        345
   Burlington Resources, Inc. ............................    10,618        399
   ChevronTexaco Corp. ...................................    53,839      4,825
   Conoco, Inc. ..........................................    31,354        887
   Devon Energy Corp. ....................................     6,188        239
   Exxon Mobil Corp. .....................................   344,945     13,556
   Kerr-McGee Corp. ......................................     5,115        280
   Noble Drilling Corp. * ................................     6,795        231
   Occidental Petroleum Corp. ............................    18,539        492
   Phillips Petroleum Co. ................................    19,349      1,166
   Rowan Cos., Inc. * ....................................     4,137         80
   Sunoco, Inc. ..........................................     3,922        146
   Teco Energy, Inc. .....................................     6,597        173
   Transocean Sedco Forex, Inc. ..........................    15,698        531
   Unocal Corp. ..........................................    12,554        453
   USX-Marathon Group ....................................    15,849        475
                                                                        -------
                                                                         24,549

Oil - Equipment & Service - 1.4%
   Halliburton Co. .......................................    21,324        279
   Nabors Industries, Inc. * .............................     7,314        251
   Royal Dutch Petroleum Co. - NY Shares ................    107,219      5,256
   Schlumberger, Ltd. ....................................    29,234      1,607
                                                                        -------
                                                                          7,393

Paper & Forest Products - 0.8%
   Boise Cascade Corp. ...................................     2,584         88
   Georgia-Pacific Corp. .................................    11,855        327
   International Paper Co. ...............................    24,069        971
   Kimberly-Clark Corp. ..................................    26,674      1,595
   Louisiana-Pacific Corp. ...............................     4,752         40
   Mead Corp. ............................................     4,544        141
   Temple-Inland, Inc. ...................................     2,272        129
   Westvaco Corp. ........................................     5,247        149
   Weyerhaeuser Co. ......................................    10,713        579
   Willamette Industries, Inc. ...........................     5,559        290
                                                                        -------
                                                                          4,309

Personal & Commercial Lending - 0.5%
   Countrywide Credit Industries, Inc. ...................     6,372        261
   MBNA Corp. ............................................    42,714      1,504
   USA Education, Inc. ...................................     8,037        675
                                                                        -------
                                                                          2,440

Pollution Control - 0.2%
   Allied Waste Industries, Inc. * .......................     9,711        137
   Waste Management, Inc. ................................    31,167        994
                                                                        -------
                                                                          1,131

Precious Metals/Gems/Stones - 0.2%
   Barrick Gold Corp. ....................................    27,687        442
   Freeport-McMoRan Copper & Gold, Inc. -
     Cl. B ...............................................     6,509         87
   Newmont Mining Corp. ..................................     9,685        185
   Placer Dome, Inc. .....................................    16,127        176
                                                                        -------
                                                                            890

Real Estate Development - 0.0%
   KB Home ...............................................     2,164         87

Real Estate Investment Trust - 0.3%
   Equity Office Properties Trust ........................    21,090        634
   Equity Residential Properties Trust ...................    13,986        402
   Hilton Hotels Corp. ...................................    18,036        197
   Marriott International, Inc. - Cl. A ..................    12,155        494
                                                                        -------
                                                                          1,727

Retail - Department Stores - 5.3%
   Bed Bath & Beyond, Inc. * .............................    14,320        486

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
EQUITY INDEX FUND
                                                                         Market
           Name of Issuer                                     Shares      Value
                                                                         (000's)

COMMON STOCK - Continued

Retail - Department Stores - Continued

   Best Buy Co., Inc. .................................       10,505    $   782
   Big Lots, Inc. .....................................        5,465         57
   Circuit City Stores, Inc. ..........................       10,903        283
   Costco Wholesale Corp. .............................       22,854      1,014
   CVS Corp. ..........................................       20,072        594
   Dillard's, Inc. - Cl. A ............................        3,724         60
   Dollar General Corp. ...............................       16,127        240
   Family Dollar Stores, Inc. .........................        8,250        247
   Federated Department Stores, Inc. * ................       10,087        413
   Gap, Inc. ..........................................       42,525        593
   J.C. Penney Co., Inc. ..............................       12,783        344
   K-mart Corp. * .....................................       23,613        129
   Kohl's Corp. .......................................       16,984      1,196
   Limited, Inc. ......................................       20,672        304
   Lowe's Cos., Inc. ..................................       39,219      1,820
   May Department Stores Co. ..........................       15,285        565
   Nordstrom, Inc. ....................................        7,195        146
   Office Depot, Inc. .................................       16,048        298
   RadioShack Corp. ...................................        9,070        273
   Sears, Roebuck & Co. ...............................       16,578        790
   Staples, Inc. * ....................................       23,861        446
   Target Corp. .......................................       45,808      1,880
   Tiffany & Co. ......................................        7,112        224
   TJX Cos., Inc. .....................................       13,808        550
   Toys "R" Us, Inc. * ................................        9,587        199
   Wal-Mart Stores, Inc. ..............................      224,802     12,937
   Walgreen Co. .......................................       51,380      1,730
                                                                        -------
                                                                         28,600

Retail - Food - 1.0%
   Albertson's, Inc. ..................................       20,566        648
   Darden Restaurants, Inc. ...........................        6,172        219
   McDonald's Corp. ...................................       65,181      1,725
   Safeway, Inc. * ....................................       25,435      1,062
   Starbucks Corp. * ..................................       19,053        363
   The Kroger Co. * ...................................       40,379        843
   Tricon Global Restaurants, Inc. * ..................        7,264        357
   Wendy's International, Inc. ........................        5,865        171
   Winn-Dixie Stores, Inc. ............................        6,904         98
                                                                        -------
                                                                          5,486

Retailers - Specialty - 1.1%
   Home Depot, Inc. ...................................      118,244      6,032

Shoe & Apparel Manufacturing - 0.3%
   Jones Apparel Group, Inc. ..........................        6,600        219
   Liz Claiborne, Inc. ................................        2,876        143
   Nike, Inc. - Cl. B .................................       13,494        759
   Reebok International, Ltd. .........................        2,485         66
   V.F. Corp. .........................................        5,363        209
                                                                        -------
                                                                          1,396

Steel - 0.1%
   Allegheny Technologies, Inc. .......................        3,867         65
   Nucor Corp. ........................................        3,713        197
   USX-U.S. Steel Group, Inc. .........................        3,929         71
                                                                         ------
                                                                            333

Telecommunication Equipment - 1.1%
   ADC Telecommunications, Inc. * .....................       37,837        174
   Andrew Corp. * .....................................        3,568         78
   Corning, Inc. ......................................       47,553        424
   JDS Uniphase Corp. * ...............................       68,191        592
   Lucent Technologies, Inc. ..........................      170,978      1,076
   Nortel Networks Corp. ..............................      159,934      1,200
   PMC-Sierra, Inc. ...................................        7,839        167
   Qualcomm, Inc. * ...................................       38,501      1,944
   Scientific-Atlanta, Inc. ...........................        8,537        204
   Tellabs, Inc. * ....................................       19,795        296
                                                                        -------
                                                                          6,155

Telecommunication Services - 2.7%
   AT&T Wireless Group COM ............................      127,549      1,833
   Avaya, Inc. * ......................................       14,515        176
   Broadcom Corp. - Cl. A .............................       13,503        552
   Citizens Communications Co. ........................       14,815        158
   Motorola, Inc. .....................................      112,189      1,685
   Nextel Communications, Inc. - Cl. A ................       41,013        450
   Sprint PCS .........................................       49,063      1,198
   Verizon Communications .............................      137,008      6,502
   WorldCom, Inc. * ...................................      149,364      2,103
                                                                        -------
                                                                         14,657

Telephone - 3.1%
   Alltel Corp. .......................................       15,555        960
   AT&T Corp. .........................................      177,825      3,226
   BellSouth Corp. ....................................       94,326      3,599
   CenturyTel, Inc. ...................................        7,405        243
   Qwest Communications International, Inc. ...........       83,678      1,182
   SBC Communications, Inc. ...........................      169,695      6,647
   Sprint Corp. .......................................       45,289        909
                                                                        -------
                                                                         16,766

Transportation Services - 0.6%
   AMR Corp. * ........................................        7,724        171
   Burlington Northern Santa Fe Corp. .................       19,370        553
   CSX Corp. ..........................................       10,910        382
   Delta Air Lines, Inc. ..............................        5,979        175
   Norfolk Southern Corp. .............................       19,959        366
   Ryder System, Inc. .................................        2,688         59
   Southwest Airlines Co. .............................       37,858        700
   U.S. Airways Group, Inc. * .........................        2,998         19
   Union Pacific Corp. ................................       12,361        705
                                                                        -------
                                                                          3,130

U.S. Government Agencies - 1.2%
   Federal Home Loan Mortgage Corp. ...................       35,207      2,303
   Federal National Mortgage Assoc. ...................       50,455      4,011
                                                                        -------
                                                                          6,314

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
EQUITY INDEX FUND
                                                                         Market
             Name of Issuer                                   Shares      Value
                                                                        (000's)

COMMON STOCK - Continued

Utilities - Electric - 0.4%
   Duke Energy Co. ......................................     39,411  $   1,547
   Progress Energy, Inc. ................................     10,872        490
                                                                      ---------
                                                                          2,037

                                                                      ---------
                                      TOTAL COMMON STOCK-       97.8%   527,216

                                                               Par
                                                               Value
                                                               000's)
SHORT-TERM INVESTMENTS
   Investment in joint trading account
     (Note B) - 2.7%
     2.055% due 01/02/02 ................................   $ 14,665     14,665
   U.S. Treasury Bills - 0.3%
     1.66% due 02/03/14 .................................      1,241      1,241
                                                                      ---------
                            TOTAL SHORT-TERM INVESTMENTS-        3.0%    15,906
                                                           ---------  ---------
                                       TOTAL INVESTMENTS-      100.8%   543,122
                     Cash and Receivables, less payables-       (0.8)%   (4,331)
                                                           ---------  ---------
                                              NET ASSETS-      100.0% $ 538,791
                                                           =========  =========

*Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                                  Par    Market
        Name of Issuer                                          Value     Value
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS

Auto & Truck Parts - 3.0%
   Accuride Corp. - Sr. Sub. Notes
   9.25% due 02/01/08 ...................................       $ 450    $  234
   Dana Corp. US - Notes 144A (a)
   9.0% due 08/15/11 ....................................         625       575
   Hayes Lemmerz International, Inc.-
     Sr. Notes 144A (a)
   11.875% due 06/15/06 .................................         150        71
   Hayes Lemmerz International, Inc.
   9.125% due 07/15/07 ..................................         675        37
   Hayes Lemmerz International, Inc. - Ser. B
   9.125% due 07/15/07 ..................................           5
   LDM Technologies, Inc.
   10.75% due 01/15/07 ..................................         135        57
   Lear Corp. - Ser. B
   8.11% due 05/15/09 ...................................         550       553
   Numatics, Inc. - Ser. B
   9.625% due 04/01/08 ..................................         100        35
                                                                        -------
                                                                          1,562

Automobile - 0.9%
   CSK Auto, Inc.- Sr. Notes
   12.0% due 06/15/06 ...................................         135       136
   Lear Corp. - Ser B.
   7.96% due 05/15/05 ...................................         140       142
   Navistar International - Sr. Sub Notes Ser. B
   8.0% due 02/01/08 ....................................         150       148
   Navistar International Corp. - Sr. Notes Ser. B
   9.375% due 06/01/06 .................................           35        37
                                                                        -------
                                                                            463

Bank - 0.2%
   Western Financial Bank - Sub Notes
   8.875% due 08/01/07 ..................................         125       116

Business Services - 0.5%
   Xerox Capeurope PLC - Notes
   5.875% due 05/15/04 ..................................         300       276

Chemical - 3.7%
   Airgas, Inc. Sr. Sub Notes
   9.125% due 10/01/11 ..................................          35        37
   Georgia Gulf Corp.
   10.375% due 11/01/07 .................................         525       553
   Hexcel Corp. - Sr. Sub Notes
   9.75% due 01/15/09 ...................................          85        48
   IMC Global, Inc. - Notes
   7.625% due 11/01/05 ..................................         330       312
   IMC Global, Inc. - Sr. Notes 144A (a)
   11.25% due 06/01/11 ..................................          50        53
   Lyondell Chemical Co. - Debs.
   9.8% due 02/01/20 ....................................         110       102
   Lyondell Chemical Co. - Sr. Sec. Notes Ser. B
   9.875% due 05/01/07 ..................................         345       347
   Lyondell Chemical Co. - Sr. Sec. Notes Ser. A
   9.625% due 05/01/07 ..................................         300       301
   PCI Chemicals Canada, Inc.
   9.25% due 10/15/07 ..................................           90        25
   Texas Petrochemical Corp. - Sr. Sub. Notes
   11.125% due 07/01/06 .................................         150       123
                                                                        -------
                                                                          1,901

Coal - 0.5%
   P&L Coal Holdings Corp.
   9.625% due 05/15/08 ..................................         242       259

Commercial Sevices - 2.9%
   Allied Waste North America
   10.0% due 08/01/09 ...................................         725       747
   Allied Waste North America - Sr. Notes 144A (a)
   8.5% due 12/01/08 ....................................         100       101
   American Color Graphics, Inc.
   12.75% due 08/01/05 ..................................         250       241
   Anthony Crane Rental - Sr. Notes
   10.375% due 08/01/08 .................................         300        81
   Pierce Leahy Command Co.
   8.125% due 05/15/08 ..................................          75        76
   Pierce Leahy Corp. - Sr. Sub. Notes
   9.125% due 07/15/07 ..................................         220       237
                                                                        -------
                                                                          1,483

Computer Equipment - 0.5%
   Seagate Technology, Intl. - 144A (a)
   12.5% due 11/15/07 ...................................         210       235

Computer Software & Services - 0.4%
   Concentric Network Corp. - Sr. Notes
   12.75% due 12/15/07 ..................................         150        19
   Exodus Communications, Inc.
   10.75% due 12/15/09 ..................................         300        54
   Exodus Communications, Inc. - Sr. Notes
   11.25% due 07/01/08 ..................................         150        27
   11.625% due 07/15/10 .................................         650       120
                                                                        -------
                                                                            220

Consumer Miscellaneous - 1.4%
   Hasbro, Inc. - Notes
   8.5% due 03/15/06 ....................................          34        34
   Lin Holdings Corp. - Sr. Disc. Notes
   1.0% due 03/01/08 ....................................         800       504
   Resolution Performance Products - Sr. Sub
     Notes 144A (a)
   13.5% due 11/15/10 ...................................         110       120
   Resolution Performance Products Sr. Sub Notes
   13.5% due 11/15/10 ...................................          65        71
                                                                        -------
                                                                            729

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                               Par        Market
        Name of Issuer                                        Value       Value
                                                             (000's)     (000's)
PUBLICLY-TRADED BONDS - Continued

Container - 1.7%
   Owens-Ilinois, Inc. - Debs.
   7.5% due 05/15/10 ....................................... $   210     $   185
   Owens-Illinois Inc.
   7.85% due 05/15/04 ......................................     240         230
   Owens-Illinois, Inc. - Sr. Notes
   7.35% due 05/15/08 ......................................      35          31
   8.1% due 05/15/07 .......................................      65          59
   Stone Container Corp. - Sr. Notes
   9.75% due 02/01/11 ......................................     350         376
                                                                         -------
                                                                             881

Convertible - 0.4%
   Stone Container Corp. - Sr. Notes
   9.25% due 02/01/08 ......................................     200         212

Cosmetics - 0.9%
   Revlon Consumer Products, Inc. - Sr. Secd.
     Notes 144A (a)
   12.0% due 12/01/05 ......................................     450         445

Diversified Operations - 2.8%
   Beazer Homes USA, Inc. Sr. Notes
   8.625% due 05/15/11 .....................................     565         582
   Consumers International - Sr. Notes
   10.25% due 04/01/05 .....................................     350         140
   K & F Industries, Inc. - Sr. Sub. Notes
   9.25% due 10/15/07 ......................................     200         199
   Noveon, Inc. - Sr. Sub Notes Ser. B
   11.0% due 02/28/11 ......................................      15          16
   Pacifica Papers, Inc. - Sr. Notes
   10.0% due 03/15/09 ......................................     195         211
   Roller Bearing Co. America, Inc. - Ser. B
   9.625% due 06/15/07 .....................................      30          26
   SCG Holdings Corp.
   12.0% due 08/01/09 ......................................     509         178
   Tembec Indiana , Inc. - Sr. Notes
   8.5% due 02/01/11 .......................................      15          16
   Westinghouse Air Brake Co. - Sr. Notes
   9.375% due 06/15/05 .....................................      45          45
                                                                         -------
                                                                           1,413

Electric Power - 4.2%
   AES Corp. - Sr. Notes
   8.875% due 02/15/11 .....................................     710         611
   AES Corp. - Sr. Sub Notes
   8.5% due 11/01/07 .......................................      50          40
   Calpine Corp. - Sr. Notes
   8.5% due 02/15/11 .......................................   1,000         890
   8.625% due 08/15/10 .....................................     100          89
   CMS Energy Corp. - Sr. Notes
   7.5% due 01/15/09 .......................................     200         190
   Western Resources, Inc.
   7.125% due 08/01/09 .....................................     165         152
   Western Resources, Inc. - Sr. Notes
   6.875% due 08/01/04 .....................................     180         170
                                                                         -------
                                                                           2,142

Electrical Equipment - 0.3%
   Wesco Distribution, Inc. - Ser. B
   9.125% due 06/01/08 .....................................     150         140

Electronic Products & Services - 3.2%
   Amkor Technologies, Inc.
   9.25% due 02/15/08 ......................................     775         728
   Amkor Technologies, Inc.
   9.25% due 05/01/06 ......................................      50          48
   Amkor Technologies, Inc. - Sr. Sub Notes
   10.5% due 05/01/09 ......................................     175         158
   Argo-Tech Corp.
   8.625% due 10/01/07 .....................................     515         345
   Radiologix, Inc. - Sr. Notes 144A (a)
   10.5% due 12/15/08 ......................................     275         275
   ViaSystems, Inc. - Sr. Sub Notes Ser. B
   9.75% due 06/01/07 ......................................     230          69
                                                                         -------
                                                                           1,623

Financial Services - 0.4%
   Tembec Finance Corp. - Sr. Notes
   9.875% due 09/30/05 .....................................     195         201

Food, Beverage & Tobacco - 1.5%
   Aurora Foods, Inc. - Sr. Sub Notes
   9.875% due 02/15/07 .....................................     230         221
   Azurix Corp.
   10.75% due 02/15/10 .....................................     145         105
   Nash-Finch Co. - Ser. B
   8.5% due 05/01/08 .......................................     225         219
   New World Pasta Co.
   9.25% due 02/15/09 ......................................     225         207
                                                                         -------
                                                                             752

Foreign - 0.1%
   Satelites Mexicanos SA - Sr. Notes
   10.125% due 11/01/04 ....................................     125          72

Health Care Products - 4.0%
   Alaris Medical Systems, Inc.
   9.75% due 12/01/06 ......................................     950         902
   Alaris Medical, Inc. - Sr. Disc. Notes
   1.0% due 08/01/08 .......................................     150          90
   Amerisource Bergen Corp. - Sr. Notes 144A (a)
   8.125% due 09/01/08 .....................................      30          31
   Conmed Corp.
   9.0% due 03/15/08 .......................................     340         343
   MEDIQ, Inc.
   11.0% due 06/01/08 ......................................     125
   Owens Illinois, Inc.
   7.15% due 05/15/05 ......................................     380         350

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                               Par        Market
        Name of Issuer                                        Value       Value
                                                             (000's)     (000's)
PUBLICLY-TRADED BONDS - Continued

Health Care Products - Continued
   Packard Bioscience, Co. - Sr. Sub Notes
   9.375% due 03/01/07 ..................................... $   200     $   210
   Warner Chilcott, Inc.
   12.625% due 02/15/08 ....................................     125         141
                                                                         -------
                                                                           2,067

Health Care Services - 1.5%
   Beverly Enterprises, Inc. - Sr. Notes
   9.625% due 04/15/09 .....................................     130         138
   Bio-Rad Laboratories, Inc.
   11.625% due 02/15/07 ....................................     107         118
   Fisher Scientific International, Inc. - Sr. Sub. Notes
   9.0% due 02/01/08 .......................................      85          88
   HCA-The Healthcare Corp. - Notes
   8.75% due 09/01/10 ......................................      65          71
   Manor Care, Inc.
   8.0% due 03/01/08 .......................................      25          26
   Omnicare, Inc. - Sr. Sub. Notes Ser. B
   8.125% due 03/15/11 .....................................      50          52
   Tenet Healthcare Corp. - Sr. Sub. Notes
   8.125% due 12/01/08 .....................................      75          80
   Triad Hospitals, Inc. - Sr. Notes Ser. B
   8.75% due 05/01/09 ......................................      50          53
   Universal Hospital Services - Sr. Notes
   10.25% due 03/01/08 .....................................     150         146
                                                                         -------
                                                                             772

Household Appliances / Furnishings - 0.5%
   Sealy Mattress Co. - Ser. B
   0.0% due 12/15/07 .......................................     290         242

Housing - 1.9%
   American Standard Cos., Inc.
   7.625% due 02/15/10 .....................................      85          85
   Grove Worldwide LLC - Sr. Sub. Notes
   9.25% due 05/01/08 ......................................      85           2
   KB Home - Sr. Sub Notes
   9.5% due 02/15/11 .......................................     280         286
   Standard Pacific Corp. - Sr. Notes
   8.5% due 06/15/07 .......................................     110         108
   8.5% due 04/01/09 .......................................     220         213
   Standard Pacific Corp. - Sr. Notes
   9.5% due 09/15/10 .......................................     275         274
                                                                         -------
                                                                             968

Insurance - 0.4%
   Conseco, Inc. - Notes
   9.0% due 10/15/06 .......................................      55          24
   Conseco, Inc. - Sr. Notes
   10.75% due 06/15/08 .....................................     435         192
                                                                         -------
                                                                             216

Leisure & Recreation - 5.0%
   John Q. Hammons Hotels
   8.875% due 02/15/04 .....................................     425         412
   Mandalay Resort Group - Sr. Sub. Notes 144A (a)
   9.375% due 02/15/10 .....................................     250         249
   MGM Mirage, Inc. - Sr. Sub. Notes
   8.375% due 02/01/11 .....................................     575         566
   Physician Sales & Service, Inc.
   8.5% due 10/01/07 .......................................     550         550
   Station Casinos, Inc. - Sr. Sub. Notes
   9.875% due 07/01/10 .....................................     100         101
   Station Casinos, Inc. - Sr. Sub. Notes
   8.875% due 12/01/08 .....................................     420         412
   True Temper Sports, Inc. - Sr. Sub. Notes
   10.875% due 12/01/08 ....................................     275         279
                                                                         -------
                                                                           2,569

Media - Publishing - 0.2%
   Sun Media Corp. - Sr. Sub. Notes
   9.5% due 05/15/07 .......................................     100         103

Media - TV / Radio - 14.3%
   Adelphia Communications Corp.
   9.375% due 11/15/09 .....................................      50          48
   9.875% due 03/01/07 .....................................     200         197
   10.25% due 06/15/11 .....................................     200         199
   Allbritton Communications Co. - Sr. Sub. Debs. Ser. B
   9.75% due 11/30/07 ......................................      50          53
   Century Communications Corp. - Cl. A
   8.875% due 01/15/07 .....................................      75          71
   Century Communications Corp. - Sr. Disc. Notes
   0.0% due 01/15/08 .......................................     650         315
   Charter Communications Holdings LLC - Sr. Notes
   8.625% due 04/01/09 .....................................     525         504
   10.0% due 05/15/11 ......................................     100         102
   10.75% due 10/01/09 .....................................     200         211
   Charter Communications Holdings LLC - Sr. Disc. Notes
   0.0% due 01/15/11 .......................................     350         229
   Classic Cable, Inc.
   10.5% due 03/01/10 ......................................     560         134
   Classic Cable, Inc. - Ser. B
   9.375% due 08/01/09 .....................................      20           5
   CSC Holdings, Inc. - Sr. Notes
   7.625% due 04/01/11 .....................................     725         727
   EchoStar DBS Corp. - Sr. Notes
   9.375% due 02/01/09 .....................................     875         901
   Frontiervision Holding L.P. - Sr. Disc. Notes
   1.0% due 09/15/07 .......................................     200         211

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                              Par         Market
        Name of Issuer                                       Value        Value
                                                            (000's)      (000's)
PUBLICLY-TRADED BONDS - Continued

Media - TV / Radio - Continued
   Insight Communications Co., Inc. - Sr. Disc. Notes
   0.0% due 02/15/11 ...................................... $   650      $   383
   Lin Television Corp. - Sr. Sub. Notes
   8.375% due 03/01/08 ....................................     100           95
   Mediacom Broadband LLC - Sr. Notes
   11.0% due 07/15/13 .....................................     200          218
   Quebecor Media, Inc. - Sr. Disc. Notes
   0.0% due 07/15/11 ......................................     680          408
   Quebecor Media, Inc. - Sr. Notes
   11.125% due 07/15/11 ...................................     350          373
   Rogers Communications
   8.875% due 07/15/07 ....................................     200          202
   STC Broadcasting, Inc. - Sr. Sub. Notes
   11.0% due 03/15/07 .....................................     305          253
   Telewest Communications - Sr. Notes
   9.875% due 02/01/10 ....................................     975          663
   Time Warner Telecom, Inc.
   10.125% due 02/01/11 ...................................     570          456
   United Pan Europe Communications - Sr. Notes Ser. B
   11.25% due 02/01/10 ....................................     175           31
   United Pan-Europe Comm. - Sr. Notes Ser. B
   11.5% due 02/01/10 .....................................     125           22
   Young Broadcasting, Inc. - Sr. Sub. Notes
   10.0% due 03/01/11 .....................................     350          336
                                                                         -------
                                                                           7,347

Metals & Mining - 0.8%
   Century Aluminum Co. Sr. Secd. 1st Mtg.
   11.75% due 04/15/08 ....................................     295          305
   Compass Minerals Group, Inc. - Sr. Sub. Notes 144A (a)
   10.0% due 08/15/11 .....................................      70           73
   Neenah Corp. - Ser. F
   11.125% due 05/01/07 ...................................      40           22
   Neenah Corp. - Sr. Sub. Notes
   11.125% due 05/01/07 ...................................      10            5
                                                                         -------
                                                                             405

Motor Vehicles - 0.3%
   United Rentals, Inc. - Sr. Notes
   10.75% due 04/15/08 ....................................     150          161

Natural Gas Distribution - 0.9%
   Energy Corp. of America - Sr. Sub. Notes
   9.5% due 05/15/07 ......................................     650          448

Oil & Natural Gas Exploration & Production - 4.1%
   Clark Refining & Marketing, Inc. - Sr. Notes
   8.375% due 11/15/07 ....................................     740          636
   8.625% due 08/15/08 ....................................     110           95
   Costilla Energy, Inc. - Sr. Notes
   10.25% due 10/01/06 ....................................      63            0
   Forest Oil Corp. - Sr. Notes
   8.0% due 06/15/08 ......................................     167          167
   8.0% due 12/15/11 ......................................      95           94
   Plains Resources, Inc.
   10.25% due 03/15/06 ....................................     200          204
   Plains Resources, Inc. - Sr. Sub. Notes
   10.25% due 03/15/06 ....................................     175          178
   Pride International, Inc. - Sr. Notes
   9.375% due 05/01/07 ....................................     100          105
   10.0% due 06/01/09 .....................................     100          108
   Tesoro Petroleum Corp. - Sr. Sub. Notes 144A (a)
   9.625% due 11/01/08 ....................................     135          140
   Tesoro Petroleum Corp. Sr. Sub. Notes Ser. B
   9.0% due 07/01/08 ......................................     250          252
   Texas Petrochemical Corp. - Sr. Sub. Notes
   11.125% due 07/01/06 ...................................     175          144
                                                                         -------
                                                                           2,123

Oil - Equipment & Service - 1.9%
   ICO, Inc. - Sr. Notes
   10.375% due 06/01/07 ...................................      50           38
   Parker Drilling Co. - Sr. Notes Ser. D
   9.75% due 11/15/06 .....................................     475          475
   Pioneer Natural Resources Co.
   9.625% due 04/01/10 ....................................     395          436
                                                                          ------
                                                                             949

Paper & Forest Products - 1.6%
   Caraustar Industries, Inc. - Sr. Sub. Notes
   9.875% due 04/01/11 ....................................     475          485
   Norsk Skog Canada, Ltd. Sr. Notes 144A (a)
   8.625% due 06/15/11 ....................................     175          181
   Paperboard Industries International, Inc. - Sr. Notes
   8.375% due 09/15/07 ....................................     185          179
                                                                         -------
                                                                             845

Real Estate Development - 0.3%
   D.R. Horton, Inc.
   8.0% due 02/01/09 ......................................      60           59
   Del Webb Corp. - Sr. Sub. Debs.
   10.25% due 02/15/10 ....................................      75           81
                                                                         -------
                                                                             140

Real Estate Operations - 0.0% IT GROUP, Inc.
   11.25% due 04/01/09 ....................................     240           24

Retail - Department Stores - 0.3%
   J.C. Penney Co., Inc.
   7.6% due 04/01/07 ......................................      50           49
   J.C. Penney Co., Inc. - Notes
   7.375% due 08/15/08 ....................................      85           83
                                                                         -------
                                                                             132

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                               Par        Market
        Name of Issuer                                        Value       Value
                                                             (000's)     (000's)
PUBLICLY-TRADED BONDS - Continued

Retail - Drug Stores - 2.2%
   Duane Reade, Inc. - Sr. Sub. Notes
   9.25% due 02/15/08 ...................................... $   500     $   505
   Rite Aid Corp. - Notes
   7.125% due 01/15/07 .....................................     475         385
   Rite Aid Corp. - Sr. Notes
   11.25% due 07/01/08 .....................................     250         245
                                                                         -------
                                                                           1,135

Shoe & Apparel Manufacturing - 1.2%
   Levi Strauss & Co.
   11.625% due 01/15/08 ....................................     325         290
   Levi Strauss & Co. - Notes
   7.0% due 11/01/06 .......................................     260         205
   WestPoint Stevens, Inc. - Sr. Notes
   7.875% due 06/15/08 .....................................     350         112
                                                                         -------
                                                                             607

Steel - 2.8%
   AK Steel Corp.
   7.875% due 02/15/09 .....................................     550         542
   AK Steel Corp. - Sr. Notes
   9.125% due 12/15/06 .....................................     100         103
   Algoma Steel, Inc.
   12.375% due 07/15/05 ....................................     300          66
   Armco, Inc. - Sr. Notes
   9.0% due 09/15/07 .......................................      75          76
   Bayou Steel Corp.
   9.5% due 05/15/08 .......................................      10           5
   National Steel Corp.
   9.875% due 03/01/09 .....................................     320         109
   United States Steel LLC - Sr. Notes 144A (a)
   10.75% due 08/01/08 .....................................     520         502
   Weirton Steel Corp. - Sr. Notes
   11.375% due 07/01/04 ....................................     375          37
                                                                         -------
                                                                           1,440

Telecommunication Equipment - 4.3%
   Crown Castle International Corp. - Sr. Disc. Notes
   0.0% due 11/15/07 .......................................     570         493
   Fairchild Semiconductor Corp.
   10.375% due 10/01/07 ....................................      35          36
   Fairchild Semiconductor Corp. - Sr. Sub. Notes
   10.125% due 03/15/07 ....................................     250         258
   Fairchild Semiconductor Corp. - Sr. Sub. Notes
   10.5% due 02/01/09 ......................................     200         212
   L-3 Communications Corp. - Sr. Sub. Notes
   8.5% due 05/15/08 .......................................      35          36
   Lucent Technologies, Inc. - Notes
   7.25% due 07/15/06 ......................................     750         645
   Marconi plc
   7.75% due 09/15/10 ......................................     400         208
   NTL, Inc. - Sr. Notes
   10.0% due 02/15/07 ......................................     100          33
   Williams Communications Group, Inc. - Sr. Notes
   10.875% due 10/01/09 ....................................     700         287
   Winstar Communications, Inc. - Sr. Notes
   12.75% due 04/15/10 .....................................     150           1
                                                                         -------
                                                                           2,209

Telecommunication Services - 8.3%
   Alaska Communications Holdings, Inc. - Sr. Sub. Notes
   9.375% due 05/15/09 .....................................      85          85
   Flag Telecom Holdings, Ltd. - Sr. Notes
   11.625% due 03/30/10 ....................................     200          84
   Fonda Group, Inc. - Sr. Sub. Notes
   9.5% due 03/01/07 .......................................     125         113
   GCI, Inc. - Sr. Notes
   9.75% due 08/01/07 ......................................     585         565
   Global Crossing Holdings, Ltd.
   9.125% due 11/15/06 .....................................     550          71
   Global Crossing Holdings, Ltd. - Sr. Notes
   8.7% due 08/01/07 .......................................     400          46
   GST Telecommunications, Inc. - Sr. Sub. Notes
   12.75% due 11/15/07 .....................................      50
   GT Group Telecom - Sr. Disc. Notes
   0.0% due 02/01/10 .......................................     630          85
   Hyperion Telecommunications, Inc. - Sr. Disc. Notes
   13.0% due 04/15/03 ......................................     250           8
   Hyperion Telecommunications, Inc. - Sr. Notes
   12.25% due 09/01/04 .....................................     190          23
   Insight Midwest LP
   9.75% due 10/01/09 ......................................     235         247
   Insight Midwest LP Capital, Inc. - Sr. Notes
   10.5% due 11/01/10 ......................................      40          43
   KMC Telecom Holdings, Inc. - Sr. Disc. Notes
   1.0% due 02/15/08 .......................................     275           8
   McleodUSA, Inc.
   8.125% due 02/15/09 .....................................     175          38
   McLeodUSA, Inc. - Sr. Notes
   8.375% due 03/15/08 .....................................     680         146
   McLeodUSA, Inc. - Sr. Notes
   9.5% due 11/01/08 .......................................     605         133
   Nextel Communications, Inc. - Sr. Disc. Notes
   1.0% due 10/31/07 .......................................     650         458
   9.375% due 11/15/09 .....................................     625         491
   Nextel Communications, Inc. - Sr. Notes
   9.5% due 02/01/11 .......................................     100          77

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                               Par        Market
             Name of Issuer                                   Value       Value
                                                             (000's)     (000's)
PUBLICLY-TRADED BONDS - Continued

Telecommunication Services - Continued
   NTL Communications Corp. - Sr. Notes
   1.0% due 10/01/08 ................................        $   615     $   149
   RCN Corp.
   0.0% due 10/15/07 ................................             39          10
   10.0% due 10/15/07 ...............................            125          48
   Rogers Cantel Mobile, Inc. - Sr. Secd. Debs.
   9.75% due 06/01/16 ...............................            100          99
   Rogers Cantel, Inc. - Sr. Secd. Debs.
   9.375% due 06/01/08 ..............................            225         233
   Rogers Wireless, Inc. Sr. Secd. Notes
   9.625% due 05/01/11 ..............................            575         595
   Telecommunications Techniques Co.
   9.75% due 05/15/08 ...............................            240          72
   Time Warner Telecom LLC - Sr. Notes
   9.75% due 07/15/08 ...............................            395         320
                                                                         -------
                                                                           4,247

Telephone - 0.2%
   ITC DeltaCom, Inc. - Sr. Notes
   8.875% due 03/01/08 ..............................            125          41
   9.75% due 11/15/08 ...............................             75          25
   NEXTLINK Communications, Inc. - Sr. Disc.
     Notes
   1.0% due 04/15/08 ................................            300          23
                                                                         -------
                                                                              89

Transportation Services - 2.8%
   Air Canada, Inc. - Sr. Notes
   10.25% due 03/15/11 ..............................            555         344
   Atlas Air, Inc.
   10.75% due 08/01/05 ..............................            185         161
   Atlas Air, Inc. - Sr. Notes
   9.375% due 11/15/06 ..............................            180         151
   Delta Air Lines, Inc. - Notes
   7.9% due 12/15/09 ................................            670         606
   Dunlop Standard Aero Holdings - Sr. Notes
   11.875% due 05/15/09 .............................            150         152
                                                                         -------
                                                                           1,414

Utilites - Telephone - 0.1%
   Flag, Ltd. - Sr. Notes
   8.25% due 01/30/08 ...............................            100          70
                                                                         -------
                         TOTAL PUBLICLY-TRADED BONDS-           89.4%     45,847

                                                              Shares

PREFERRED STOCK

Media - Publishing - 0.1%
   Primedia, Inc. ...................................          1,250          51

Telecommunication Services - 0.0%
   XO Communications, Inc. ..........................            144           0
                                                                         -------
                               TOTAL PREFERRED STOCK-            0.1%         51

WARRANTS

Household Appliances/Furnishings - 0.0%
   Mattress Discounters Corp.
   expires 07/15/07 (Cost $1) .......................             75           0

Telecommunication Services - 0.0%
   GT Group Telecom, Inc.
   expires 02/10/01 (Cost $9) .......................            180           1
   KMC Telecom Holdings, Inc. - WT 144A (a)
   expires 01/31/08 (Cost $0) .......................            250           0
                                                                        --------
                                      TOTAL WARRANTS-            0.0%          1

                                                               Par
                                                              Value
                                                             (000's)
SHORT-TERM INVESTMENTS - 7.5%
   Investment in joint trading account (Note B)
   2.055% due 01/02/02 ..............................      $ 3,832       3,832
                                                            ------    --------
                                   TOTAL INVESTMENTS-        97.0%      49,731
                 Cash and Receivables, less payables-         3.0%       1,543
                                                           -------    --------
                                          NET ASSETS-       100.0%    $ 51,274

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, securities aggregated $4,051 or 8.0% of net assets of the Portfolio

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
GLOBAL BOND FUND
                                                            Par      Market
     Name of Issuer                                        Value     Value
                                                          (000's)   (000's)
PUBLICLY-TRADED BONDS

Australia - 1.2%
   Commonwealth of Australia - Bonds (28)
   7.5% due 07/15/05 .................................    $ 1,000     $ 548

Canada - 0.7%
   Government of Canada - Bonds (28)
   7.0% due 12/01/06 .................................        125        86
   Province of British Columbia - Debs (28)
   6.35% due 06/18/31 ................................        125        80
   Tellus Corp. - Notes Ser. CA (T1)
   7.5% due 06/01/06 .................................        250       165
                                                                    -------
                                                                        331

Denmark - 1.4%

   Danske Kredit (LR)
   6.0% due 10/01/29 .................................      5,886       684

Finland - 4.5%
   Republic of Finland - Bonds (28)
   5.75% due 02/23/11 ................................      2,300     2,138

France - 5.0%
   Government of France - Bonds (28)
   5.25% due 04/25/08 ................................      1,580     1,445
   Government of France - O.A.T. (28)
   5.5% due 04/25/07 .................................        990       919
                                                                    -------
                                                                      2,364

Germany - 15.1%
   Federal Republic of Germany - Bonds (28)
   5.25% due 01/04/08 ................................      2,750     2,508
   Kredit Fuer Wiederaufbau (B0)
   5.0% due 07/04/11 .................................      1,450     1,275
   Republic of Germany (28)
   5.25% due 01/04/11 ................................      3,750     3,396
                                                                    -------
                                                                      7,179

Greece - 1.3%
   Hellenic Republic - Bonds (28)
   8.6% due 03/26/08 .................................        300       319
   8.8% due 06/19/07 .................................        293       310
                                                                    -------
                                                                        629

Ireland - 0.3%
   Republic of Ireland - Debs. (28)
   4.0% due 04/18/10 .................................        200       165

Japan - 7.7%
   Government of Japan - Bonds (28)
   0.9% due 12/22/08 .................................    320,000     2,442
   Government of Japan
   1.1% due 03/21/11 .................................     80,000       600
   Government of Japan
   1.8% due 03/22/10 .................................     80,000       643
                                                                    -------
                                                                      3,685

Luxembourg - 1.3%
   Ford Motor Credit Co. (LR)
   5.25% due 06/16/08 ................................      1,460       614

Netherlands - 3.9%
   Government of Netherlands - Bonds (28)
   6.5% due 04/15/03 .................................        750       692
   Kingdom of Netherlands (28)
   5.5% due 07/15/10 .................................      1,280     1,174
                                                                    -------
                                                                      1,866

New Zealand - 0.9%
   Government of New Zealand - Bonds (28)
   8.0% due 11/15/06 .................................      1,000       445

Spain - 2.0%
   Kingdom of Spain (28)
   4.0% due 01/31/10 .................................      1,150       952

Supra National - 21.2%
   Arena Brands Co. (F2)
   6.1% due 11/15/62 .................................        500       469
   AT&T Corp. 144A (a)
   6.0% due 11/21/06 .................................        610       538
   Bank of Ireland (B0)
   6.45% due 02/10/10 ................................      1,000       922
   BAT International Finance (F2)
   4.875% due 02/25/09 ...............................        600       502
   British Telecommunications plc (T1)
   6.875% due 02/15/11 ...............................      1,120     1,044
   Daimler Chrysler International Finance Co. (B9)
   6.125% due 03/21/06 ...............................        600       542
   European Investment Bank - Notes (28)
   3.0% due 09/20/06 .................................    160,000     1,369
   FIixed Link Finance BV (F1)
   6.3% due 08/28/25 .................................        250       363
   France Telecom (T1)
   6.75% due 03/14/08 ................................        560       519
   International-American Development Bank -
     Bonds (B0)
   1.9% due 07/08/09 .................................    100,000       815
   Kingdom of Spain - Notes (28)
   3.1% due 09/20/06 .................................    120,000     1,030
   Koninklijke KPN NV - Notes (T1)
   4.75% due 11/05/08 ................................        630       483
   Mannesman Finance BV (M1)
   4.75% due 05/27/09 ................................        750       633
   Royal Bank of Scotland PLC (B0)
   8.375% due 01/29/07 ...............................        300       482
   Standard Charter Bank (B0)
   5.375% due 05/06/09 ...............................        450       386
                                                                    -------
                                                                     10,097

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
GLOBAL BOND FUND
                                                            Par        Market
        Name of Issuer                                     Value       Value
                                                          (000's)     (000's)
PUBLICLY-TRADED BONDS - Continued

Sweden - 1.0%
   Swedish Government (28)
   5.0% due 01/28/09 ..............................       $ 5,200     $ 491

United Kingdom - 3.0%
   Treasury (28)
   8.0% due 12/07/15 ..............................           410       770
   U.K. Treasury (28)
   7.25% due 12/07/07 .............................           205       330
   U.K. Treasury - Bonds (28)
   8.5% due 12/07/05 ..............................           200       326
                                                                    -------
                                                                      1,426

United States - 25.0%
   Adelphia Communications Corp.(ME)
   10.25% due 06/15/11 ............................            50        50
   Aetna, Inc. - Sr. Notes (47)
   7.375% due 03/01/06 ............................           100       100
   American Tower Corp. - Sr. Notes (TE)
   9.375% due 02/01/09 ............................           225       181
   Belo Corp. - Sr. Notes (ME)
   7.125% due 06/01/07 ............................           100       100
   Belo Corp. - Debs (ME)
   7.25% due 09/15/27 .............................           425       343
   Bowater Canada Finance Corp. - Notes 144A
     (B9)
   7.95% due 11/15/11 .............................           100       103
   Centennial Cellulat Operating Co. - Sr. Sub.
     Notes (T1)
   10.75% due 12/15/08 ............................            50        43
   CenturyTel, Inc. - Sr. Notes Ser. H (U3)
   8.375% due 10/15/10 ............................           125       132
   Chancellor Media Corp.  (ME)
   8.0% due 11/01/08 ..............................           125       130
   Charter Communications Holdings LLC - Sr.
     Notes (ME)
   10.0% due 05/15/11 .............................           375       381
   Cingular Wireless LLC - Sr. Notes 144A (T1)
   6.5% due 12/15/11 ..............................           125       127
   Clear Channel Communications, Inc. (ME)
   7.65% due 09/15/10 .............................           250       258
   Comcast Cable Communications (ME)
   6.75% due 01/30/11 .............................           100       100
   Credit Suisse First Boston Mortgage
     Securities, Corp. - Ser. 2001 Cl. A 2 (B9)
   5.935% due 01/15/06 ............................           100       102
   Crown Castle International Corp. - Sr. Notes
     (T1)

   10.75% due 08/01/11 ............................            75        73
   Dillard Department Stores, Inc. - Notes (R4)
   6.625% due 01/15/18 ............................            75        57
   Federal Home Loan Mortgage (G1)
   4.5% due 03/15/04 ..............................           740       666
   Federal Natioanl Mortgage Assoc.  (G1)
   7.0% due 12/01/30 ..............................           169       173

   Federal National Mortgage Assoc. - Sr. Notes (G1)
   2.125% due 10/09/07 ............................       100,000       829
   Federal National Mortgage Assoc. (G1)
   5.125% due 02/13/04 ............................           500       517
   6.0% due 05/15/08 ..............................           100       104
   6.5% due 08/01/13 ..............................           388       397
   Federal National Mortgage Assoc. (G1)
   6.5% due 09/01/30 ..............................           468       468
   Federal National Mortgage Assoc. (G1)
   7.0% due 11/01/30 ..............................           610       622
   7.0% due 12/01/30 ..............................           143       146
   Federal National Mortgage Assoc. (G1)
   7.0% due 09/01/31 ..............................           200       204
   Federal National Mortgage Assoc. (G1)
   7.5% due 12/01/30 ..............................           182       188
   First Energy Corp. - Notes Ser. B (U1)
   6.45% due 11/15/11 .............................           100        98
   Fox Sports Networks LLC - Sr. Disc. Notes
     (ME)
   0.0% due 08/15/07 ..............................           125       124
   France Telecom - Notes 144A (a) (T1)
   7.75% due 03/01/11 .............................           100       107
   Gap, Inc. - Notes 144A (a) (L1)
   8.8% due 12/15/08 ..............................           100        87
   Gemstone Investor, Ltd. - Sr. Secd. Notes
     144A (a) (F1)
   7.71% due 10/31/04 .............................           100        97
   Liberty Media Corp. - Bonds (ME)
   7.875% due 07/15/09 ............................           100       102
   Nortel Networks, Ltd. - Notes (TE)
   6.125% due 02/15/06 ............................           125       102
   Progress Energy, Inc. - Sr. Notes (U1)
   7.1% due 03/01/11 ..............................           100       104
   Qwest Capital Funding - Notes (F1)
   7.25% due 02/15/11 .............................            30        29
   Qwest Capital Funding GTD - Notes (F1)
   7.9% due 08/15/10 ..............................            35        36
   Six Flags, Inc. - Sr. Notes (50)
   9.5% due 02/01/09 ..............................           100       101
   Spectrasite Holdings, Inc. - Sr. Notes Ser. B
     (TE)
   10.75% due 03/15/10 ............................            75        37
   Tellus Corp. - Notes (T1)
   8.0% due 06/01/11 ..............................            75        80
   Toys "R" Us, Inc. - Notes 144A (a)
   7.625% due 08/01/11 ............................           100        97
   U.S. Treasury - Bonds (29)
   5.25% due 02/15/29 .............................           125       117
   U.S. Treasury - Notes (29)
   5.75% due 08/15/03 .............................         1,500     1,571
   U.S. Treasury - Notes (29)
   6.25% due 02/15/07 .............................           575       621

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
GLOBAL BOND FUND
                                                           Par         Market
             Name of Issuer                                Value       Value
                                                          (000's)      (000's)
PUBLICLY-TRADED BONDS - Continued

United States - Continued
   U.S. Treasury - Bonds (29)
   7.25% due 05/15/16 ...............................     $ 1,000      $ 1,156
   8.875% due 08/15/17 ..............................         300          399
   Univision Communications, Inc. - Sr. Notes
     (ME)
   7.85% due 07/15/11 ...............................         100          103
   Viacom, Inc. (ME)
   7.7% due 07/30/10 ................................         150          163
                                                                     ---------
                                                                        11,925

                                                                     ---------
                         TOTAL PUBLICLY-TRADED BONDS-        95.5%      45,539

SHORT-TERM INVESTMENTS - 3.1%

   Investment in joint trading account (Note B)
     2.055% due 01/02/02 ............................       1,462        1,462
                                                         --------    ---------
                                   TOTAL INVESTMENTS-        98.6%      47,001
                 Cash and Receivables, less payables-         1.4%         645
                                                         --------    ---------
                                          NET ASSETS-       100.0%    $ 47,646
                                                         ========    =========

See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY (UNAUDITED)

                                                        Market          % of
                                     Industry            Value        Long-Term
     Industry                      Abbreviation         (000s)       Investments
Electric Power ................         U1               $ 104            0.2%
U.S. Governmental .............         29               3,864            8.5%
U.S. Government Agencies ......         G1               4,314            9.5%
Telephone .....................         U3                 670            1.5%
Telecommunication Services ....         T1                2641            5.8%
Telecommunication Equipment ...         TE                 321            0.7%
Retail - Department Stores ....         R4                 242            0.5%
Personal & Commercial Lending .         LR               1,298            2.9%
Media - TV / Radio ............         ME               1,855            4.1%
Machinery .....................         M1                 633            1.4%
Leisure & Recreation ..........         50                 101            0.2%
Insurance .....................         47                 100            0.2%
Foreign Governmental ..........         28              21,808           47.9%
Food, Beverage & Tobacco ......         F2                 971            2.1%
Financial Services ............         F1                1175            2.6%
Electric Power ................                             98            0.2%
Brokerage & Investment
   Management .................         I2                  97            0.2%
Bank ..........................         B0               5,247           11.5%
                                                   -----------    ------------
                                                       $45,539          100.0%
                                                   ===========    ============

NOTES TO FINANCIAL STATEMENTS

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     The John Hancock Variable Series Trust I (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Massachusetts business trust. The Trust consists of twenty-eight funds: Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, International Equity Index, International Equity, Small Cap Growth, Health Sciences, Global Balanced, Mid Cap Growth, Large Cap Value, Large Cap Value CORE, Large/Mid Cap Value, Money Market, Small/Mid Cap Growth, Bond Index, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small Cap Value (formerly, Small/Mid Cap Value), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, High Yield Bond and Global Bond Funds (collectively, "the Funds"). The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Insurance Account UV ("JHVLIAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES


     Valuation of investments: For the Large Cap Growth, Fundamental Growth,
     ------------------------
Emerging Markets Equity, Small Cap Growth, Health Sciences, Mid Cap Growth, Large Cap Value, Large Cap Value CORE, Large/Mid Cap Value, Small/ Mid Cap Growth, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Small Cap Equity, and Equity Index
Funds: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

         For the Active Bond, Bond Index, Managed, Short-Term Bond, High Yield Bond and Global Bond Funds: Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

         For the Money Market Fund: The Board of Trustees has determined that the appropriate method for valuing Fund securities is amortized cost, so long as the average weighted maturity of money market instruments comprising the Fund does not exceed 90 days. Accordingly, Fund securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund.

         For each of the Funds, short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

         For the International Equity Index, International Equity, Global Balanced and International Opportunities Funds: Investments in securities traded on national securities exchanges in the United States or on equivalent foreign exchanges are normally valued at the last quoted sales price on such exchanges as of the close of business on the date of which assets are valued. Securities traded in the over-the-counter market and securities traded with no sales on the day of

NOTES TO FINANCIAL STATEMENTS

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued


valuation are normally valued at their last available bid price. All Fund securities initially expressed in terms of foreign currencies have been translated into U.S. Dollars as described in "Currency Translation" below.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Funds, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Repurchase agreements: The Funds may enter into repurchase agreements which
     ---------------------
are contracts under which a Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Funds' cost plus interest). A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. A Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint repurchase agreements: The Active Bond and Small Cap Growth Funds,
     ---------------------------
along with other registered investment companies having a management contract with John Hancock Advisers, Inc. ("Adviser"), an indirect wholly-owned subsidiary of John Hancock, may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint repurchase agreement on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times. The International Equity, Large Cap Value CORE and Small/Mid Cap CORE Funds, along with other registered investment companies having a management contract with Goldman Sachs Asset Management, may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint repurchase agreement on the Funds' behalf. Goldman Sachs Asset Management is responsible for ensuring that the agreement is fully collateralized at all times.

     Joint trading account: Pursuant to an exemptive order issued by the
     ---------------------
Securities and Exchange Commission, the order permits the Funds to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2001 are as follows:

Name of Issuer                                                                   Market Value
--------------                                                                   ------------
American Express Credit Corp., 1.75%, due 01/07/02                                   $ 49,309
American General Financial Corp., 2.02%, due 01/04/02                                  34,028
Barton Capital Corp., 2.1%, due 01/03/02                                               10,052
Blue Ridge Asset, 2.1%, due 01/03/02                                                   49,998
Eagle Funding Capital Corp., 2.10%, due 01/03/02                                        8,999
Eagle Funding Capital Corp., 1.90%, due 01/07/02                                       39,989
Edison Asset Securities, 2.0%, due 01/02/02                                            50,000
Fleet Funding Corp., 2.0%, due 01/02/02                                                26,026
Goldman Sachs Group, 2.05%, due 01/04/02                                               49,994
Moriarty, Ltd., 2.15%, due 01/04/02                                                    49,994

NOTES TO FINANCIAL STATEMENTS

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Old Line Funding Corp., 2.15%, due 01/03/02                           49,997
Receivables Capital Corp., 2.1%, due 01/02/02                         38,691
Salomon Smith Barney Holdings, Inc., 2.0%, due 01/02/02               33,000
Salomon Smith Barney Holdings, Inc., 2.0%, due 01/03/02               11,799
                                                                    --------
   Joint Trading Account Totals (Total Par Value $501,923)          $501,876
                                                                    ========

     Currency translation: All assets or liabilities initially expressed in
     --------------------
terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

     The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

     Discount and premium on debt securities: The Funds accrete discount and
     ---------------------------------------
amortize premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

     Expenses: Expenses directly attributable to a Fund are charged to that
     --------
Fund. Expenses not directly attributed to a Fund are allocated on the basis of relative net assets.

     Bank borrowings: The Funds (except for Money Market and International
     ---------------
Equity Index Funds) are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds (excluding Equity Index) have entered into a syndicated line of credit agreement with State Street Bank and Trust Company ("SSBT"), the Trust's recordkeeper and custodian. This agreement enables the Funds to participate in an unsecured line of credit, which permits borrowings up to $75 million, collectively. Equity Index has entered into a syndicated line of credit with Fleet Bank. This agreement enables Equity Index to participate in an unsecured line of credit, which permits borrowings up to $10 million. Interest is charged to each Fund, based on its borrowing. In addition, a commitment fee is charged to each Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. The following Funds had borrowings under the line of credit during the year ended December 31, 2001:

NOTES TO FINANCIAL STATEMENTS

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                               Average Daily Loan Balance
                              During the Period for which         Weighted Average
Fund                            Loans were Outstanding              Interest Rate           Interest Expense
----                            ----------------------              -------------           ----------------
Large Cap Growth                       $ 1,629                           4.61%                   $ 5
Fundamental Growth                       1,188                           3.04                      1
Large Cap Aggressive
   Growth                                  840                           4.93                      -
Small/Mid Cap CORE                         218                           5.64                      1
Small Cap Equity                         2,053                           2.97                      1
Small Cap Growth                         1,459                           2.61                      -
Short-Term Bond                          1,568                           5.95                      1
International Opportunities                906                           4.46                      3
High Yield Bond                            113                           6.57                      -
Global Bond                                516                           3.31                      2

     Securities lending: Certain Funds (Large Cap Growth, Fundamental Growth,
     ------------------
Active Bond, International Equity Index, Small Cap Growth, Mid Cap Growth, Large Cap Value, Small/Mid Cap Growth, Bond Index, Large Cap Aggressive Growth, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities and Global Bond Funds) have entered into an agreement with State Street Bank & Trust to lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. These loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, these Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2001, the market value of the securities loaned and the market value of the collateral were as follows:

Fund                            Value of Securities Loaned        Value of Collateral
----                            --------------------------        -------------------
Large Cap Growth                        $ 20,808                        $ 21,598
Fundamental Growth                         8,653                           9,147
Active Bond                               79,472                          80,901
International Equity Index                21,999                          22,996
Small Cap Growth                          45,014                          47,893
Mid Cap Growth                            57,807                          61,232
Large Cap Value                           12,418                          13,111
Small/Mid Cap Growth                      33,368                          35,018
Bond Index                                28,264                          28,336
Large Cap Aggressive Growth                7,685                           8,002
Growth & Income                           44,245                          45,763
Managed                                  121,114                         122,782
Short-Term Bond                           36,552                          36,933
Small Cap Equity                          17,643                          18,520
International Opportunities                9,120                           9,498
Global Bond                                3,011                           3,053

NOTES TO FINANCIAL STATEMENTS

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Financial futures contracts: The Large Cap Growth, Active Bond, Emerging
     ---------------------------
Markets Equity, International Equity Index, International Equity, Small Cap Growth, Health Sciences, Global Balanced, Mid Cap Growth, Large Cap Value CORE, Large/Mid Cap Value, Small/Mid Cap Growth, Small Cap Value, Small/Mid Cap CORE, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Equity Index, High Yield Bond and Global Bond Funds may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Funds as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risk of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2001, open financial futures contracts were as follows:

                                                 Open                                              Unrealized
Fund                                           Contracts       Position     Expiration Month       Gain (loss)
----                                           ---------       --------     ----------------       -----------
INTERNATIONAL EQUITY INDEX
CAC 40 10 Euro Index Futures                       13            Long             March 02             $   13
DAX Index Futures                                   4            Long             March 02                  6
Nikkei 225 Index Futures                           15            Long             March 02                (10)
FTSE 100 Index Futures                              9            Long             March 02                  4
                                                                                                       ------
                                                                                                       $   13
                                                                                                       ======
LARGE CAP VALUE CORE
S&P Mini 500 Index Futures                         12            Long             March 02             $   (3)
                                                                                                       ======
LARGE/MID CAP VALUE
S&P Mini 500 Index Futures                         15            Long             March 02             $  (11)
                                                                                                       ======
SMALL CAP VALUE
Russell 2000 Index Futures                          6            Long             March 02             $   22
                                                                                                       ======
EQUITY INDEX

S&P 500 Index Futures                              56            Long             March 02             $   97
                                                                                                       ======

     At December 31, 2001, the International Equity Index, Equity Index, Small/Mid Cap CORE, International Equity, Large Cap Value CORE, Large/Mid Cap Value and Small Cap Value had deposited $300, $1,245, $200, $25, $185, $35 and $1,000, respectively, in segregated accounts to cover initial margin requirements on open financial futures contracts.

     Forward foreign currency contracts: The Funds may use forward foreign
     ----------------------------------
currency contracts to facilitate transactions in foreign securities and to manage Funds' currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds' investments against currency fluctuations. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Funds'

NOTES TO FINANCIAL STATEMENTS

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date.

     As of December 31, 2001 the Emerging Markets Equity, International Equity Index, Global Balanced, Managed and Global Bond Funds had open forward foreign currency contracts which contractually obligate the Fund to deliver or receive currencies at a specified date, as follows:

                                          Principal Amount                             Unrealized
Fund                                     Covered by Contract       Expiration Month    Gain(Loss)
----                                     -------------------       ----------------    ----------

EMERGING MARKETS EQUITY

Currency Purchased
------------------
Mexican Peso ............................          7,717                January 02          $ 19
                                                                                          ======
Currency Sold
-------------
Mexican Peso ............................         15,170                January 02         $(153)
                                                                                          ======
INTERNATIONAL EQUITY INDEX

Currency Purchased
------------------
Euro ....................................          1,332                March 02           $ (14)
Japanese Yen ............................        120,300                March 02             (33)
Pound Sterling ..........................            574                March 02              (3)
                                                                                           ------
                                                                                           $ (50)
                                                                                           ======
Currency Sold
-------------
Euro ....................................            229                March 02             $ 2
Japanese Yen ............................         19,600                March 02               3
Pound Sterling ..........................            104                March 02              (1)
                                                                                           ------
                                                                                             $ 4
                                                                                           ======
GLOBAL BALANCED

Currency Purchased
------------------
Swiss Franc .............................            174                February 02            -
Swiss Franc .............................            137                March 02            $ (3)
Swiss Franc .............................             59                June 02                -
Euro ....................................            144                January 02            (1)
Euro ....................................            201                February 02            -
Euro ....................................            452                March 02               9
Euro ....................................            189                April 02               2
Euro ....................................             66                May 02                (2)
Euro ....................................             66                July 02               (1)
Euro ....................................             56                October 02            (1)
                                                                                           ------
                                                                                            $  3
                                                                                           ======
Currency Sold
-------------
Canadian Dollar .........................             55                January 02             -
Canadian Dollar .........................             56                February 02            -
Pound Sterling ..........................             17                March 02            $ (1)

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                                                Principal Amount                       Unrealized
Fund                                          Covered by Contract    Expiration Month  Gain (Loss)
----                                          -------------------    ----------------  -----------
Pound Sterling                                         118            April 02               (4)
Pound Sterling                                          41            July 02                 -
Hong Kong Dollar                                       281            June 02                 -
Japanese Yen                                         6,144            January 02              4
Japanese Yen                                         7,794            February 02           $ 7
Japanese Yen                                        43,095            March 02               27
Japanese Yen                                         6,283            April 02                -
Japanese Yen                                         7,027            May 02                  6
Japanese Yen                                         6,134            October 02              4
Euro                                                   250            January 02              2
Swedish Krona                                          586            March 02               (1)
                                                                                        -------
                                                                                          $  44
                                                                                        =======
MANAGED

Currency Purchased
------------------
Euro                                                48,220            February 02         ($622)
Japanese Yen                                         2,684            February 02        (2,035)
Pound Sterling                                      10,734            February 02            34
Swiss Franc                                         70,617            February 02          (906)
                                                                                        -------
                                                                                        ($3,529)
                                                                                        =======
Currency Sold
-------------
Euro                                                59,186            February 02        $  195
Japanese Yen                                         3,554            February 02         2,338
Pound Sterling                                      10,815            February 02          (151)
Swiss Franc                                         83,373            February 02           220
                                                                                        -------
                                                                                        $ 2,602
                                                                                        =======
GLOBAL BOND

Currency Purchased
------------------
Euro                                                   250            January 02            $ 2
Euro                                                 5,100            February 02           (42)
Euro                                                   470            February 02            (2)
Swiss Franc                                            498            January 02              3
Japanese Yen                                       297,428            January 02           (173)
Japanese Yen                                        44,620            March 02               (6)
                                                                                        -------
                                                                                          ($218)
                                                                                        =======
Currency Sold
-------------
Euro                                                 2,200            January 02          $  23
Euro                                                 1,700            February 02           (19)
Euro                                                   470            February 02            (2)

NOTES TO FINANCIAL STATEMENTS

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

GLOBAL BOND - Continued

                           Principal Amount                          Unrealized
Fund                      Covered by Contract     Expiration Month   Gain(Loss)
----                      -------------------     ----------------   ----------
Euro                             390                   March 02             2
Euro                           3,400                November 02           (15)
Japanese Yen                  26,925                   March 02            16
Pound Sterling                   210                 January 02             -
Swedish Krona                  5,000                 January 02           (11)
                                                                        -----
                                                                        $  (6)
                                                                        =====

     Federal income taxes: Each of the Funds intends to comply with the
     --------------------
requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2001, the Funds had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: Large Cap Growth had $195,795, which expires in 2009; Fundamental Growth had $633, $3,441 and $20,263 which expire in 2007, 2008 and 2009 respectively; Active Bond had $7,573 and $14,370, which expire in 2007 and 2008, respectively; Emerging Markets Equity had $13,587, which expires in 2009; International Equity Index had $2,399, which expires in 2009; International Equity had $266, $2,071 and $2,540, which expire in 2007, 2008 and 2009 respectively; Small Cap Growth had $2,089, $10,298 and $43,738, which expire in 2007, 2008 and 2009, respectively; Health Sciences had $187, which expires in 2009; Global Balanced had $457, which expires in 2009; Mid Cap Growth had $207,299, which expires 2009; Large Cap Value Core had $495, which expires in 2009; Large/Mid Cap Value had $410, which expires in 2009; Money Market had $11 and $78, which expire in 2007 and 2008, respectively; Small/Mid Cap Growth had $663, which expires in 2009; Large Cap Aggressive Growth had $6,402, which expires in 2009; Small/Mid Cap CORE had $31, which expires in 2009; Growth & Income had $1,307, $12,242 and $472,417, which expire in 2007, 2008 and 2009, respectively; Managed had $2,000 and $85,008, which expire in 2008 and 2009, respectively; Short-Term Bond had $574 and $679, which expire in 2007, and 2008, respectively; Small Cap Equity had $11,459, which expires in 2009; International Opportunities had $6,475, which expires in 2009; High Yield Bond had $276, $513, and $2,210 which expire in 2007, 2008 and 2009, respectively; and Global Bond had $521 and $2,108, which expire in 2007 and 2008, respectively.

     Included in the above, the VST Growth & Income Fund inherited $5,813, $5,889 and $1,846 from its merger with VA Core Equity Fund, VA Large Cap Growth Fund and VST Mid Cap Blend Fund, respectively, which may be subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

     Included in the above, the VST Fundamental Growth Fund inherited $4,074 from its merger with VA Mid Cap Growth Fund, which may be subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

     Included in the above, the VST Small Cap Growth Fund inherited $4,131 from its merger with VA Small Cap Growth Fund, which may be subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

     Included in the above, the VST International Equity Fund inherited $2,336 from its merger with VA International Fund, which may be subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

     Included in the above, the VST Managed Fund inherited $2,000 from its merger with VST Aggressive Balanced Fund, which may be subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

     Dividends, Interest and Distributions: Dividend income is recorded on the
     -------------------------------------
ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Emerging Markets Equity, International Equity Index, International Equity, Health Sciences, Global Balanced, Mid Cap Growth, Large Cap Value, Large Cap Value Core,

NOTES TO FINANCIAL STATEMENTS

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued



Large/Mid Cap Value, Small/Mid Cap Growth, Large Cap Aggressive Growth, Small/Mid Cap Core Equity, Real Estate, Growth & Income, Managed, Small Cap Equity Fund, International Opportunities and Equity Index Funds are shown net of foreign taxes withheld of $56, $341, $37, $2, $15, $3, $22, $1, $1, $2, $2, $0,
$18, $157, $136, $0, $171 and $29, respectively. Realized gains and losses from security transactions are determined on the basis of identified cost.

     A dividend of its net investment income will be declared and distributed daily by the Money Market Fund. Dividends of net investment income will be declared and distributed monthly by all other Funds. Each Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Estimates: The preparation of the financial statements in conformity with
     ---------
accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     On May 1, 2001, the stable Net Asset Value of the Money Market portfolio changed from $10 to $1 due to a 10 for 1 stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the change in the Financial Highlights and has been reflected in the capital share activity on the Statements of Changes in Net Assets.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES


     On February 7, 2001, June 13, 2001, December 12, 2001 the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rates:
        For the Large Cap Growth Fund, 0.40% on an annual basis of the first $500,000 of the net assets of the Fund; 0.35% for net assets between $500,000 and $1,000,000; and 0.30% for net assets in excess of $1,000,000;
        For the Fundamental Growth Fund, 0.90% on an annual basis of the first $250,000 of the Fund's net assets; and 0.85% for net assets in excess of $250,000;
        For the Active Bond Fund, 0.70% on an annual basis of the first $100,000 of the net assets of the Fund; 0.65% for net assets between $100,000 and $250,000; 0.61% for net assets between $250,000 and $500,000; 0.58% for net assets between $500,000 and $1,000,000; and 0.55% for net assets in excess of $1,000,000;
        For the Emerging Markets Equity Fund, 1.65% on an annual basis of the first $10,000 of the Fund's net assets; 1.45% for net assets between $10,000 and $150,000; and 1.35% for net assets in excess of $150,000;
        For the International Equity Index Fund, 0.18% on an annual basis of the first $100,000 of the Fund's net assets; 0.15% for net assets between $100,000 and $200,000; and 0.11% for net assets in excess of $200,000;
        For the International Equity Fund, 1.20% on an annual basis of the first $50,000 of the Fund's net assets; 1.05% for net assets between $50,000 and $200,000; and 1.00% for net assets in excess of $200,000;
        For the Small Cap Growth Fund, 1.05% on an annual basis of the Fund's net assets;
        For the Health Sciences Fund, 1.00% on an annual basis of the first $250,000 of the Fund's net assets; 0.95% of net assets in excess of $250,000;
        For the Global Balanced Fund, 1.05% on an annual basis of the first $150,000 of the Fund's net assets; 0.95% for net assets between $150,000 and $300,000; 0.80% for net assets between $300,000 and $500,000; and 0.75%

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES-- Continued


    for net assets in excess of $500,000;
        For the Mid Cap Growth Fund, 1.00% on an annual basis of the first $100,000 of the Fund's net assets; and 0.90% on an annual basis for net assets in excess of $100,000;
        For the Large Cap Value Fund, 0.75% on an annual basis of the Fund's net assets;
        For the Large Cap Value CORE Fund, 0.75% on an annual basis for the first $50,000 of the Fund's net assets; 0.65% for net assets between $50,000 and $200,000; and 0.60% in excess of $200,000;
        For the Large/Mid Cap Value Fund, 0.95% on an annual basis for the first $25,000 of the Fund's net assets; 0.85% for net assets between $25,000 and $50,000; 0.75% for net assets between $50,000 and $100,000; and 0.65% for net assets in excess of $100,000;
        For the Money Market Fund, 0.25% on an annual basis of the Fund's net assets;
        For the Small/Mid Cap Growth Fund, 1.00% on an annual basis of the first $50,000 of the Fund's net assets; 0.95% for net assets between $50,000 and $200,000; and 0.90% for net assets in excess of $200,000;
        For the Bond Index Fund, 0.15% on an annual basis of the first $100,000 of the Fund's net assets; 0.13% for net assets between $100,000 and $250,000; and 0.11% for net assets in excess of $250,000;
        For the Large Cap Aggressive Growth Fund, 1.00% on an annual basis for the first $10,000 of the Fund's net assets; 0.875% for net assets between $10,000 and $20,000; 0.75% for net assets in excess of $20,000;
        For the Small/Mid Cap CORE Fund, 0.80% on an annual basis of the first $50,000 of the Fund's net assets; and 0.70% for net assets in excess of $50,000;
        For the Small Cap Value Fund, 0.95% on an annual basis of the Fund's net assets;
        For the Real Estate Equity Fund, 1.10% on an annual basis of the first $50,000 of the Fund's net assets, 1.00% for net assets between $50,000 and $100,000; 0.90% for net assets between $100,000 and $200,000 and 0.80% for net assets in excess of $200,000;
        For the Growth & Income Fund, 0.71% on an annual basis of the first $150,000 of the Fund's net assets; 0.69% for net assets between $150,000 and $300,000; and 0.67% for net assets in excess of $300,000;
        For the Managed Fund, 0.74% on an annual basis of the first $500,000 of the Fund's net assets; 0.68% for net assets between $500,000 and $1,000,000; and 0.65% for net assets in excess of $1,000,000;
        For the Short-Term Bond Fund, 0.60% on an annual basis of the Fund's net assets;
        For the Small Cap Equity Fund, 0.90% on an annual basis of the first $150,000 of the Fund's net assets; 0.75% for net assets between $150,000 and $200,000; 0.65% for net assets between $200,000 and $500,000; and 0.60% for net assets in excess of $500,000;
        For the International Opportunities Fund, 1.30% on an annual basis of the first $20,000 of the Fund's net assets; 1.15% for net assets between $20,000 and $50,000; and 1.05% for net assets in excess of $50,000;
        For the Equity Index Fund, 0.15% on an annual basis of the first $75,000 of the Fund's net assets; 0.14% for net assets between $75,000 and $125,000; and 0.13% for the net assets in excess of $125,000;
        For the High Yield Bond Fund, 0.80% on an annual basis of the first $100,000 of the Fund's net assets; 0.70% for net assets in excess of $100,000;
        For the Global Bond Fund, 0.85% on an annual basis of the first $150,000 of the Fund's net assets; 0.80% for net assets between $150,000 and $300,000; 0.75% for net assets between $300,000 and 500,000; and 0.70% for the net assets in excess of $500,000.
In the event that normal operating expenses of each Fund, exclusive of investment advisory fees, taxes, interest, broker-

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES --Continued


age commissions and extraordinary expenses, shall exceed 0.10% of each Fund's daily net asset value, John Hancock and JHVLICO will reimburse each Fund for such excess. Accordingly, for the period ended December 31, 2001, the reimbursements paid from John Hancock and JHVLICO were $67 to Fundamental Growth, $734 to Emerging Markets Equity, $203 to International Equity Index, $22 to International Equity, $51 to Small Cap Growth, $14 to Health Sciences, $59 to Global Balanced, $11 to Large Cap Value CORE, $80 to Large/Mid Cap Value, $4 to Small/Mid Cap Growth, $29 to Large Cap Aggressive Growth, $69 to Small/Mid Cap CORE, $16 to Small Cap Value, $8 to Small Cap Equity, $143 to International Opportunities, $38 to High Yield Bond, and $2 to Global Bond Funds.

     During the year ended December 31, 2000, John Hancock voluntarily contributed approximately $284 to the Money Market Fund. John Hancock received no shares of beneficial interest or other consideration in exchange for the contribution, which increased the Funds' net asset values.

     John Hancock has entered into Sub-Advisory Agreements with Independence Investment LLC, formely Independence Investment Associates, Inc., with respect to the Large Cap Growth, International Equity Index Fund, Real Estate Equity, Growth & Income, Managed and Short-Term Bond Funds; with Adviser, with respect to the Active Bond and Small Cap Growth Funds, each of whom is an affiliate of John Hancock, and, under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Funds. John Hancock has also entered into the Sub-Advisory Agreements with the following Sub-Advisers, each of whom under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Funds:

Fund                                             Sub-Advisers
----                                             ------------
Fundamental Growth                   Putnam Investment Management, LLC.
Emerging Markets Equity              Morgan Stanley Investment Management, Inc.
International Equity                 Goldman Sachs Asset Management
Health Sciences                      Putnam Investment Management, LLC
Global Balanced                      Capital Guardian Trust Company
Mid Cap Growth                       Janus Capital Corporation
Large Cap Value                      T. Rowe Price Associates, Inc.
Large Cap Value CORE                 Goldman Sachs Asset Management
Large/Mid Cap Value                  Wellington Management Company, LLP
Money Market                         Wellington Management Company, LLP
Small/Mid Cap Growth                 Wellington Management Company, LLP
Bond Index                           Mellon Bond Associates, LLP
Large Cap Aggressive Growth          Alliance Capital Management, LLP
Small/Mid Cap CORE                   Goldman Sachs Asset Management
Small Cap Value                      T. Rowe Price Associates, Inc.
Real Estate Equity                   Morgan Stanley Investment Management, Inc.
Growth & Income                      Putnam Investment Management, LLC
Managed                              Capital Guardian Trust Company
Small Cap Equity                     Capital Guardian Trust Company
International Opportunities          T. Rowe Price International, Inc.
Equity Index                         State Street Global Bank & Trust N.A.
High Yield Bond                      Wellington Management Company, LLP

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS

Global Bond                          Capital Guardian Trust Company



     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLIAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for each Fund for the year ended December 31, 2001 were as follows:

Fund                                      Purchases       Sales and Maturities
----                                      ---------       --------------------

Large Cap Growth                          $  561,067             $  743,323
Fundamental Growth                            51,135                 42,168
Active Bond                                1,755,838              1,585,307
Emerging Markets Equity                       32,559                 31,890
International Equity Index                    12,582                 42,881
International Equity                          34,409                 16,221
Small Cap Growth                             170,591                185,753
Health Sciences                               38,113                  8,910
Global Balanced                               16,633                 14,080
Mid Cap Growth                               304,323                302,760
Large Cap Value                               91,851                 38,972
Large Cap Value CORE                          72,423                 27,177
Large/Mid Cap Value                          180,699                 35,345
Small/Mid Cap Growth                         195,064                201,188
Bond Index                                   121,221                 51,893
Large Cap Aggressive Growth                   44,272                 26,543
Small/Mid Cap CORE                            51,439                 26,285
Small Cap Value                               94,617                 34,137
Real Estate Equity                            49,140                 44,475
Growth & Income                            2,882,408              3,126,904
Managed                                    5,072,889              5,316,889
Short-Term Bond                              159,951                 91,537
Small Cap Equity                              47,151                 40,789
International Opportunities                   30,309                 36,927
Equity Index                                 174,513                 87,452
High Yield Bond                               36,648                 11,167
Global Bond                                   24,576                 40,527

The identified cost of investments owned by the Funds (including earned discount on corporate short-term

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued



notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2001 were as follows:

                                                                                        Net Unrealized
                                        Identified     Unrealized       Unrealized       Appreciation
Fund                                       Cost       Appreciation     Depreciation     (Depreciation)
----                                       ----       ------------     ------------     ---------------

Large Cap Growth                        $ 775,021       $ 69,500       $ (81,506)         $ (12,006)
Fundamental Growth                         40,105            664          (3,916)            (3,252)
Active Bond                               878,586         18,739          (8,925)              9,814
Emerging Markets Equity                    30,930           (73)          (3,234)            (3,307)
International Equity Index                147,135          8,669         (36,234)           (27,565)
International Equity                       29,844            445          (2,256)            (1,801)
Small Cap Growth                          183,330         22,738         (21,249)              1,489
Health Sciences                            29,015          1,195          (1,460)              (265)
Global Balanced                            29,929          1,167          (3,469)            (2,302)
Mid Cap Growth                            250,732         13,892         (43,223)           (29,331)
Large Cap Value                           236,740         25,056         (13,667)             11,389
Large Cap Value CORE                       60,061          2,478          (3,293)              (815)
Large/Mid Cap Value                       159,670          5,852          (8,776)            (2,924)
Small/Mid Cap Growth                      168,015         19,527          (8,219)             11,308
Bond Index                                122,478          2,039            (547)              1,492
Large Cap Aggressive Growth                40,819          1,262          (3,065)            (1,803)
Small/Mid Cap CORE                         45,412          3,980          (3,014)                966
Small Cap Value                            89,412         10,920          (3,224)              7,696
Real Estate Equity                        143,920         19,427          (3,105)             16,322
Growth & Income                         2,343,408        281,146        (172,961)            108,185
Managed                                 2,341,326        246,447        (104,309)            142,138
Short-Term Bond                           139,905          2,594            (496)              2,098
Small Cap Equity                           76,014          7,681         (13,405)            (5,724)
International Opportunities               104,997          2,347         (22,166)           (19,819)
Equity Index                              601,665         29,773        (104,222)           (74,449)
High Yield Bond                            52,963          1,897          (8,522)            (6,625)
Global Bond                                45,803          1,115          (1,351)              (236)

     Distribution of Income and Gains: Distributions of net investment income,
     --------------------------------
if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on it's federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and foreign denominated investments. Additionally, as a result, net investment income (loss) and net realized gain
(loss) on

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued


investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of it's capital accounts without impacting the net asset value of the fund.

     At December 31, 2001, the Fund's components of distributable earnings on a tax basis were as follows:

                                       Undistributed         Undistributed net
Fund                                  ordinary income     long-term capital gain
----                                  ---------------     ----------------------
Large Cap Growth                            $ 468              $     -
Active Bond                                 5,646                    -
Emerging Markets Equity                        82                    -
Large Cap Value                               598                  562
Large/Mid Cap Value                            22                    -
Money Market                                   89                    -
Bond Index                                      -                   72
Small Cap Value                                 2                  262
Real Estate Equity                          1,982                  516
Growth & Income                               216                    -
Managed                                    32,913                    -
Short-Term Bond                                70                    -
Small Cap Equity                                2                    -
Equity Index                                    -               11,451
High Yield Bond                                 3                    -
Global Bond                                   512                    -

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued



     In addition, during the year ended December 31, 2001, the tax character of distributions paid by the Fund are summarized as follows:

                                   Distributions from        Distributions from
Fund                                 ordinary income       long-term capital gain     Return of Capital
----                                 ---------------       ----------------------     -----------------
Large Cap Growth                          $ 1,518                      $ -                  $ -
Active Bond                                51,604                        -                    -
Emerging Markets Equity                         -                        -                   65
International Equity Index                  1,958                        -                  594
International Equity                           94                        -                   24
Health Sciences                                 -                        -                   16
Global Balanced                                 -                        -                  355
Large Cap Value                             3,428                    3,273                    -
Large Cap Value CORE                          364                        -                    -
Large/Mid Cap Value                           348                        -                    -
Money Market                               19,646                        -                    -
Bond Index                                  5,370                      207                    -
Small/Mid Cap CORE                            143                        -                    -
Small Cap Value                               510                      564                    -
Real Estate Equity                          6,732                    4,879                    -
Growth & Income                            13,030                        -                    -
Managed                                    57,251                   13,283                    -
Short-Term Bond                             6,318                        -                    -
Small Cap Equity                               42                        -                    -
International Opportunites                    455                        -                  246
Equity Index                                6,121                   17,290                    -
High Yield Bond                             3,490                        -                    -
Global Bond                                 2,243                        -                    -

NOTE E--COMBINATION

     On December 6, 2001, shareholders approved the combination of several John Hancock Funds. The shareholders of the aquiring funds approved the combination of the funds in the following table:

   Acquiring Fund                        Target Fund
   --------------                        -----------
VST Active Bond                  VA Bond Fund
VST Growth & Income              VA Core Equity
VST Growth & Income              VA Large Cap Growth
VST Fundamental Growth           VA Mid Cap Growth
VST Small Cap Growth             VA Small Cap Growth

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--COMBINATION--Continued



     These combinations provide for the transfer of substantially all of the assets and liabilites of the target funds to the acquiring funds in exchange solely for the fund shares of the acquiring funds. The acquisitions were accounted for as tax-free exchanges as follows:

                                                         Target Fund
                          Trust shares                    unrealized       Acquiring Fund     Acquiring Fund
   Acquiring Fund          issued by     Target Fund     appreciation/    net assets prior    aggregate net
   vs. Target Fund       Aquiring Fund   net assets     (depreciation)     to combination   after combination
   ---------------       -------------   ----------     --------------     --------------   -----------------

VST Active Bond
vs. VA Bond                    7,379     $ 70,283           $ (24)        $ 862,228         $ 932,510

VST Growth &
Income vs. VA Core
Equity                         2,924       35,113            4,160        2,454,326         2,489,440

VST Growth &
Income vs. VA Large
Cap Growth                       429        5,158              663        2,489,440         2,494,598

VST Fundamental
Growth vs. VA Mid
Cap Growth                       554        4,720              602           33,059            37,780

VST Small Cap
Growth vs. VA Small
Cap Growth                       904       10,743            1,119          180,456           191,197

     On December 13, 2001, shareholders approved the combination of several John Hancock Funds. The shareholders of the aquiring funds approved the combination of the funds in the following table:

   Acquiring Fund                              Target Fund
   --------------                              -----------
VST Active Bond                     VST Active Bond II
VST Growth & Income                 VST Mid Cap Blend
VST Managed                         VST Aggressive Balanced
VST Money Market                    VA Money Market
VST Equity Index                    VA 500 Index
VST International Equity            VA International

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--COMBINATION--Continued


     These combinations provide for the transfer of substantially all of the assets and liabilities of the target funds to the acquiring funds in exchange solely for the fund shares of the acquiring funds. The acquisitions were accounted for as tax-free exchanges as follows:



                                                        Target Fund      Acquiring Fund     Acquiring Fund
                            Trust shares                unrealized         net assets       aggregate net
  Acquiring Fund             issued by    Target Fund  appreciation/         prior             assets
  vs. Target Fund          Aquiring Fund  net assets   (depreciation)    to combination   after combination
  ---------------          -------------  ----------    ------------     --------------   -----------------
VST Active Bond vs.
VST Active Bond II                     801      $ 7,619          $ (26)      $ 929,499          $ 937,118
VST Growth &
Income vs.VST Mid
Cap Blend                            1,623       18,947             954      2,417,601          2,436,548
VST Managed vs.
VST Aggressive
Balanced                             1,253       16,164           (144)      2,482,375          2,498,539
VST Money Market
vs. VA
Money Market                       130,550      130,550               -        608,089            738,639
VST Equity Index vs.
VA 500 Index                         1,009       15,141           3,209        509,212            524,353
VST International
Equity vs. VA Interna-
tional                                 268        1,981            (14)         26,223             28,204

     On December 18, 2001, shareholders approved the combination of several John Hancock Funds. The shareholders of the aquiring funds approved the combination of the funds in the following table:

   Acquiring Fund                                 Target Fund
   --------------                                 -----------
VST Large Cap Value Core                 VST Large Cap Value Core II
VST Large/Mid Cap Value                  VST Large/Mid Cap Value II

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--COMBINATION--Continued



     These combinations provide for the transfer of substantially all of the assets and liabilities of the target funds to the acquiring funds in exchange solely for the fund shares of the acquiring funds. The acquisitions were accounted for as tax-free exchanges as follows:

                            Trust shares                  Target Fund        Acquiring Fund       Acquiring Fund
   Acquiring Fund            issued by     Target Fund    unrealized       net assets prior   aggregate net assets
   vs. Target Fund         Aquiring Fund   net assets    depreciation       to combination      after combination
   ---------------         -------------   ----------    ------------       --------------      -----------------

VST Large Cap Value
Core vs. VST Large
Cap Value Core II             675          $ 6,577         $ (129)           $ 52,227             $ 58,804
VST Large/Mid Cap
Value vs. VST Large/
Mid Cap Value Core
II                          9,640          102,164         (1,911)             57,138              159,302

NOTE F--CHANGE IN ACCOUNTING PRINCIPLE

     Effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums and accreting discount on debt securities. Prior to this date, the Funds did not amortize premiums or accrete discount on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Funds, but resulted in an increase (decrease) in the cost of the investments and a corresponding increase (decrease) in unrealized appreciation (depreciation) on investments, based on securities held as of December 31, 2000:


                    Increase decrease)
                        in the Cost       Increase (decrease) in Net
Fund                   of Investments      Unrealized Appreciation
----                   --------------      -----------------------
Active Bond               $ (2,686)               $ (2,686)
Global Balanced                (23)                    (23)
Bond Index                    (490)                   (490)
Managed                     (5,148)                 (5,148)
Short-Term Bond               (147)                   (147)
High Yield Bond                387                     387
Global Bond                   (125)                   (125)

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE F--CHANGE IN ACCOUNTING PRINCIPLE--Continued



     The effect of this change in the year ended December 31, 2001 was as follows:


                                                  Increase (decrease) In
                   Increase (decrease) in Net         Net Unrealized           Increase (decrease) in
Fund                   Investment Income         Appreciation/Depreciation       Net Realized Losses
----               --------------------------    -------------------------     ----------------------
Active Bond                  $ (4,024)                      $ (1,585)                 $ (2,439)
Global Balanced                  (141)                           (20)                     (121)
Bond Index                       (675)                          (334)                     (341)
Managed                        (3,488)                          (617)                   (2,871)
Short-Term Bond                  (820)                          (372)                     (448)
High Yield Bond                   559                            390                       169
Global Bond                      (723)                          (140)                     (583)

     The effect of this change on the per share operating performance and on the annualized ratio of net investment income to average net assets in the year ended December 31, 2001 was as follows:


                                                Increase (decrease) in
                     Increase (decrease) in        Net Realized and         Increase (decrease) in Net
                      Net Investment Income        Unrealized Gains             Investment Income
Fund                        Per Share             (Losses) Per Share          to Average Net Assets
----                 ----------------------     ----------------------      --------------------------

Active Bond                      -                          -                          (.04)%
Global Balanced                  -                          -                           .03 %
Bond Index                       -                          -                          (.06)%
Managed                          -                          -                             - %
Short-Term Bond            $ (0.01)                   $ (0.01)                         (.09)%
High Yield Bond               0.06                       0.06                          1.10 %
Global Bond                      -                          -                          (.03)%

     The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change in presentation.

NOTE G--OTHER MATTERS (UNAUDITED)
Section 30 and Rule 30d-1(b) under the Investment Company Act of 1940, as amended, requires registered management investment companies to furnish information relating to any matter submitted during the reporting period to a vote of Shareholders of the Trust. John Hancock Variable Series Trust I solicited a vote at special meeting of Contract owners/ Policyholders held on December 13, 2001 on the following matters:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE G--OTHER MATTERS (UNAUDITED)--Continued


For the Large Cap Value CORE II Fund (formerly, American Leaders                     For Against Abstain
Large Cap Value Fund):                                                               --- ------- -------
To approve a proposal to combine this Fund with the Large Cap Value CORE               99%   0%     1%
   Fund of John Hancock Variable Series Trust I. Shareholders in the Large
   Cap Value CORE II Fund would receive Large Cap Value CORE Fund shares having the same value as their prior Large Cap Value CORE II Fund shares.
For the Large Cap/Mid Value II Fund (formerly, American Mid Cap Value
Fund):
To approve a proposal to combine this Fund with the Large Cap/Mid Value Fund           93%   1%     6%
   of John Hancock Variable Series Trust I. Shareholders in the Large/Mid
   Cap Value II Fund would receive Large/Mid Cap Value Fund shares having the same value as their prior Large/Mid Cap Value II Fund shares.
For the Active Bond II Fund (formerly, Core Bond Fund):
To approve a proposal to combine this Fund with the Active Bond Fund of John           94%   0%     6%
   Hancock Variable Series Trust I. Shareholders in the Active Bond II Fund
   would receive Active Bond Fund shares having the same value as their prior
   Active Bond II Fund shares.
For the Aggressive Balanced Fund:
To approve a proposal to combine this Fund with the Managed Fund of John               93%   2%     5%
   Hancock Variable Series Trust I. Shareholders in the Aggressive Balanced
   Fund would receive Managed Fund shares having the same value as their prior Aggressive Balanced Fund shares.
For the Mid Cap Blend Fund:
To approve a proposal to combine this Fund with the Growth & Income Fund of            86%   4%     10%
   John Hancock Variable Series Trust I. Shareholders in the Mid Cap Blend
   Fund would receive Growth & Income Fund shares having the same value as their prior Mid Cap Blend Fund shares.

John Hancock Variable Series Trust I solicited a vote at special meeting of Contract owners/Policyholders held on
September 14, 2001 on the following matters:

For the Emerging Markets Equity Fund:                                                 For  Against Abstain
                                                                                      ---  ------- -------
To approve an amendment to the current Investment Management Agreement                51%    41%     8%
   between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE G--OTHER MATTERS (UNAUDITED)--Continued



John Hancock Variable Series Trust I solicited a vote at special meeting of Contract owners/Policyholders held on September 5, 2001 on the following matters:


For the Mid Cap Growth Fund:                                                        For    Against  Abstain
                                                                                    ---    -------  -------

To approve an amendment to the current Investment Management Agreement                51%    42%      7%
   between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

For the Small/Mid Cap Growth Fund:
To approve an amendment to the current Investment Management Agreement                54%    38%      8%
   between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

For the Small Cap Growth Fund:
To approve an amendment to the current Investment Management Agreement                51%    42%      7%
   between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

For the International Opportunities Fund:
To approve an amendment to the current Investment Management Agreement                57%    38%      5%
   between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

For the International Equity Fund:
To approve an amendment to the current Investment Management Agreement                56%    33%     11%
   between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

For the Short-Term Bond Fund:
To approve an amendment to the current Investment Management Agreement                61%    31%      8%
   between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

For the High Yield Bond Fund:
To approve an amendment to the current Investment Management Agreement                51%    40%      9%
   between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

John Hancock Variable Series Trust I solicited a vote at special meeting of Contract owners/Policyholders held on April 6, 2001 on the following matters:

For the Active Bond II Fund (formerly, Core Bond Fund):                               For  Against Abstain
                                                                                      ---   -----   -----
To approve a new Sub-Investment Management Agreement among the Trust,                 92%     0%      8%
   John Hancock, and John Hancock Advisers, Inc.

To approve an amendment to the current Investment Management Agreement                52%    40%      8%
   between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE G--OTHER MATTERS (UNAUDITED)--Continued

For the Large Cap Value Fund:                                                        For Against Abstain
                                                                                     --- ------- -------
To approve an amendment to the current Sub-Investment Management Agree-              88%    4%      8%
   ment among the Trust, John Hancock, and T. Rowe Price Associates, Inc.,
   reflecting a decrease in this Fund's sub-investment advisory fee.
To approve an amendment to the current Investment Management Agreement               68%   23%     19%
   between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

For the Large Cap Value CORE II Fund (formerly, American Leaders Large Cap Value
Fund):
To approve a new Sub-Investment Management Agreement among the Trust,                100%   0%      0%
   John Hancock, and Goldman Sachs Asset Management, a unit of the Invest-
   ment Management Division of Goldman, Sachs & Co.

For the Large Cap Value CORE II Fund (formerly, American Leaders Large Cap Value
Fund):
To approve an amendment to the current Investment Management Agreement               80%   19%      1%
   between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

For the Money Market Fund:
To approve a new Sub-Investment Management Agreement among the Trust,                81%    9%     10%
   John Hancock, and Wellington Management Company, LLP.

For the Large/Mid Cap Value II Fund (formerly, Mid Cap Value Fund):
To approve a new Sub-Investment Management Agreement among the Trust,                83%    7%     10%
   John Hancock, and Wellington Management Company, LLP.
To approve an amendment to the current Investment management Agreement               69%   21%     10%
   between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

For the Small Cap Value Fund (formerly, Small/Mid Cap Value Fund):
To approve a new Sub-Investment Management Agreement among the Trust,                87%    4%      9%
   John Hancock, and T. Rowe Price Associates, Inc.
To approve an amendment to the current Investment Management Agreement               75%   17%      8%
   between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

NOTE H--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)


The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-REAL-LIFE. The following table provides information about the

NOTES TO FINANCIAL STATEMENTS

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE H--BOARD OF TRUSTEES AND OFFICERS OF THE TRUST--Continued

members of the Board of Trustees and the officers of the Trust:


                                     Positions Held               Principal Occupation(s)
Name, Address and Age                  With Trust                 During Past Five Years
------------------------------    ---------------------       -------------------------------

Michele G. Van Leer* (age 43)          Chairman and Trustee       Senior Vice President, Product
John Hancock Place                                                Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Vice Chairman,
                                                                  President & Director, John Hancock
                                                                  Variable Life Insurance Company

Kathleen F. Driscoll* (age 46)         Vice Chairman, President   Vice President, Signator Brokerage,
John Hancock Place                          and Trustee           John Hancock Life Insurance
Boston, Massachusetts 02117                                       Company; Vice President Corporate
                                                                  Communications, John Hancock Life
                                                                  Insurance Company

Elizabeth G. Cook (age 63)                   Trustee              Expressive Arts Therapist (Clients:
85 East India Row                                                 Massachusetts General Hospital,
Boston, Massachusetts 02110                                       Dana-Farber Cancer Institute);
                                                                  President, The Advertising Club of
                                                                  Greater Boston

Diane C. Kessler (age 54)                    Trustee              Executive Director, Massachusetts
325 Parker Street                                                 Council of Churches
Newton Centre, Massachusetts
02159

Robert Verdonck (age 55)                     Trustee              Chairman, President and Chief
10 Meridian Street                                                Executive Officer, East Boston Savings
East Boston, Massachusetts 02128                                  Bank

Hassell H. McClellan (age 55)                Trustee              Professor and Formerly Graduate
Boston College                                                    Dean, The Wallace E. Carroll School
Graduate School of Management                                     of Management, Boston College
140 Commonwealth Avenue                                           Board Member, MA Delta Dental
Chestnut Hill, Massachusetts 02467


Raymond F. Skiba (age 55)                    Treasurer            Director, Fund Operations, John
John Hancock Place                                                Hancock Signature Services, Inc.
Boston, Massachusetts 02117

Karen Q. Visconti (age 47)                   Secretary            Senior Marketing Consultant,
John Hancock Place                                                Product Management, John Hancock
Boston, Massachusetts 02117                                       Life Insurance Company

* Ms. Van Leer and Ms. Driscoll are the only Trustees who are "interested persons" as defined in the Investment Company Act.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders,
and Board of Trustees of
John Hancock Variable Series Trust I


     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of John Hancock Variable Series Trust I (the Trust) (comprising, respectively, the Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, International Equity Index, International Equity, Small Cap Growth, Health Sciences, Global Balanced, Mid Cap Growth, Large Cap Value, Large Cap Value CORE, Large/Mid Cap Value, Money Market, Small/Mid Cap Growth, Bond Index, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small Cap Value (formerly, Small/Mid Cap Value), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, High Yield Bond, and Global Bond Portfolios) as of December 31, 2001, and the related statements of operations for the period then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian or brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting John Hancock Variable Series Trust I at December 31, 2001, the results of their operations for the period then ended, and the changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 8, 2002


               OFFICERS AND TRUSTEES                                                   INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
           Michele G. Van Leer, Chairman                                       John Hancock Life Insurance Company
  Kathleen F. Driscoll, President and Vice Chairman                                     John Hancock Place
            Karen Q. Visconti, Secretary                                                   P.O. Box 111
        Arnold Bergman, Assistant Secretary                                              Boston, MA 02117
            Raymond F. Skiba, Treasurer
         Jude A. Curtis, Compliance Officer
   Maryellen Carney, Assistant Compliance Officer                                      INDEPENDENT AUDITORS
            Patrick F. Smith, Controller                           ----------------------------------------------------------------
       Paula M. Pashko, Assistant Controller                                             Ernst & Young LLP
                 Elizabeth G. Cook                                                     200 Clarendon Street
             Reverend Diane C. Kessler                                                   Boston, MA 02116
                Hassel H. McClellan
                 Robert F. Verdonck


                                                        SUB-INVESTMENT ADVISERS
-----------------------------------------------------------------------------------------------------------------------------------
         Independence Investment LLC                                                John Hancock Advisers, LLC
               53 State Street                                                        101 Huntington Avenue
               Boston, MA 02109                                                          Boston, MA 02199

       Alliance Capital Management L.P.                                                  Putnam Investments
         1345 Avenue of the Americas                                                   One Post Office Square
              New York, NY 10105                                                          Boston, MA 02109

        Capital Guardian Trust Company                                            SSgA Funds Management, Inc.
            333 South Hope Street                                                   Two International Place
            Los Angeles, CA 90071                                                       Boston, MA 02110


        Goldman Sachs Asset Management                                           T. Rowe Price Associates, Inc.
                 32 Old Slip                                                         100 East Pratt Street
              New York, NY 10005                                                       Baltimore, MD 21202


                    Janus                                                        T. Rowe Price International, Inc.
             100 Fillmore Street                                                       100 East Pratt Street
            Denver, CO 80206-4928                                                       Baltimore, MD 21202


          Mellon Bond Associates, LLP                                           Wellington Management Company, LLP
      One Mellon Bank Center, Suite 5400                                                 75 State Street
          Pittsburgh, PA 15258-0001                                                      Boston, MA 02109

     Morgan Stanley Asset Management Inc.
         1221 Avenue of the Americas
              New York, NY 10020


                              [LOGO] John Hancock


The Variable Series Trust consists of funds used as investment options for various John Hancock variable life and variable annuity contracts. This report must be accompanied by the required prospectus and most current quarterly performance report for the contract offered. Investors are not able to invest directly in the Variable Series Trust.

Not all of the funds described in this report are available on every product. Please refer to the prospectus for additional information about the investment options on your variable product.

If the total investment return for any fund for any given year appears unusually high, the return may be attributable to unusually favorable market conditions which will probably not be sustainable. For instance, a high total investment return may reflect participation in IPOs, 'hot' industries (e.g. internet-related companies), private placements and/or leveraging investment techniques during the period indicated. There is no assurance that any of those methods, or any other investment technique, will continue to have the same impact on the fund's total investment returns.

All of the funds (except bond funds and equity index funds) may participate in initial public offerings (IPOs). Under certain market conditions, such participation could significantly improve a fund's total investment return. There is no assurance that such market conditions will continue and provide the same favorable impact on future investment returns.

Insurance products are issued by John Hancock Life Insurance Company, or its subsidiary John Hancock Variable Life Insurance Company (not licensed in New
York), Boston, MA 02117, and are distributed by Sinator Investors, Inc., Member NASD, SIPC, 200 Clarendon Street, John Hancock Place, Boston, MA 02117.

                                                                        Appendix

              JOHN HANCOCK V.S.T. INTERNATIONAL OPPORTUNITIES FUND
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                December 31, 2001

Pro forma information is intended to provide the shareholders of the John Hancock Variable Series Trust ("V.S.T.") International Opportunities Fund and the John Hancock V.S.T. International Opportunities B Fund with information about the impact of the proposed merger by indicating how the merger might have affected information had the merger been consummated as of December 31, 2001.

The pro forma combined statements of assets and liabilities and results of operations as of December 31, 2001 have been prepared to reflect the merger of John Hancock V.S.T. International Opportunities Fund and John Hancock V.S.T. International Opportunities B Fund after giving effect to pro forma adjustments described in the notes below.

(a) Acquisition by John Hancock V.S.T. International Opportunities of all assets of John Hancock V.S.T. International Opportunities B Fund and issuance of John Hancock V.S.T. International Opportunities Fund shares in exchange for all of the outstanding shares of John Hancock V.S.T. International Opportunities B Fund.

(b) The investment advisory fee was adjusted to reflect the application of the fee structure which will be in effect for John Hancock V.S.T. International Opportunities:
                  1.30% of the first $20,000,000 of net assets;
                  1.15% for net assets between $20,000,000 and $50,000,000;
                  1.05% for net assets in excess of $50,000,000.

(c) The actual expenses incurred by the John Hancock V.S.T. International Opportunities Fund and the John Hancock V.S.T. International Opportunities B Fund were reduced to reflect the estimated savings arising from the merger.

(d) Represents the Adviser's voluntary agreement to limit the funds' other expenses to an annual rate of 0.10% of the funds' average daily net assets.

John Hancock V.S.T International Opportunities Fund
Pro-forma combined statement of assets and liabilities
December 31, 2001
(000's omitted)

                                                             John Hancock       John Hancock
                                                                V.S.T.             V.S.T.
                                                             International     International
                                                             Opportunities    Opportunities B                         Pro-forma
                                                                 Fund              Fund          Adjustments          Combined
                                                             --------------------------------------------------     -----------
Assets
 Long term investments at cost                               $    103,729      $      29,460    $         -         $   133,189
 Net unrealized appreciation (depreciation)
   of investments                                                 (18,551)            (1,417)             -             (19,968)
 Short-term investments at value                                    1,953              1,500              -               3,453
                                                             ------------      -------------    ------------        -----------
 Total investments                                                 87,131             29,543              -             116,674

 Cash                                                                   -                 43              -                  43
 Foreign currency at value                                            649                 27              -                 676
 Receivable for:
    Fund shares sold                                                    -                 59              -                  59
    Interest                                                            -                216              -                 216
    Dividends                                                         100                  -              -                 100
    Future contracts variation margin                                   -                 39                                 39
    Securities on loan                                              9,120                 25                              9,145
    Other assets                                                        -                  6              -                   6
                                                             ------------      -------------    ------------        -----------
Total Assets                                                       97,000             29,958              -             126,958
                                                             ------------      -------------    ------------        -----------
Liabilities
Payables for
    Investments purchased                                               -                 11              -                  11
    Fund shares purchased                                           4,281                  -              -               4,281
    Securities on loan                                              9,120                  -              -               9,120
    Unrealized depreciation in forward
      currency contracts                                                2                  1              -                   3
    Other liabilities                                                   6                 31              -                  37
                                                             ------------      -------------    ------------        -----------
Total Liabilities                                                  13,409                 43              -              13,452
                                                             ------------      -------------    ------------        -----------
    Net Assets                                                     83,591             29,915              -             113,506
                                                             ============      =============    ============        ===========
Net assets
    Capital paid-in                                               111,656             37,979              -             149,635

    Accumulated net realized gain (loss) on
     investments futures and foreign currency
     transactions                                                  (9,512)            (6,646)             -             (16,158)

    Net unrealized appreciation (depreciation) of
     investments, futures and translation of assets and
     liabilities in foreign currencies                            (18,553)            (1,418)             -             (19,971)
                                                             ------------      -------------    ------------        -----------
                                                                   83,591             29,915              -             113,506
                                                             ============      =============    ------------        ===========
Net Assets:
    V.S.T. International Opportunities Fund                        83,591                  -         29,915     (a)     113,506
    V.S.T. International Opportunities B Fund                           -             29,915        (29,915)    (a)           -
                                                             ------------      -------------    ------------        -----------
                                                                   83,591             29,915              -             113,506
                                                             ============      =============    ============        ===========
Shares Outstanding:
    V.S.T. International Opportunities Fund                         8,987                  -          3,218     (a)      12,205
    V.S.T. International Opportunities B Fund                           -              3,962         (3,962)    (a)           -
                                                             ------------      -------------    ------------        -----------
                                                                    8,987              3,962           (744)             12,205
                                                             ============      ==============   ============        ===========
Net asset value per share:
    V.S.T. International Opportunities Fund                  $       9.30                  -              -         $      9.30
    V.S.T. International Opportunities B Fund                           -              $7.55    $     (7.55)    (a)           -
                                                             ============      =============    ============        ===========

              See Notes to Pro-forma Combined Financial Statements

John Hancock V.S.T International Opportunities Fund
Pro-forma combined statement of operations
For the year ended December 31, 2001
(000's omitted)

                                                   John Hancock         John Hancock
                                                       V.S.T.               V.S.T.
                                                   International        International
                                                   Opportunities       Opportunities B                                 Pro-Forma
                                                       Fund                 Fund           Adjustments                 Combined
                                                   --------------     ----------------    -------------                ---------
INVESTMENT INCOME
  Interest                                         $        118       $          46       $          -                $     164
  Dividends                                               1,327                 289                  -                    1,616
  Securities Lending                                         94                   -                  -                       94
                                                   -------------      --------------      -------------              -----------
Total investment income                                   1,539                 335                  -                    1,874
                                                   -------------      --------------      -------------              -----------

EXPENSES
  Investment advisory fee                                 1,062                 246                (30)       (b)         1,278
  Auditing fees                                               8                   2                 (2)       (c)             8
  Custodian fees                                            191                  18                  -                      209
  Legal fees                                                  6                   1                 (1)       (c)             6
  Printing & mailing fees                                    26                  21                (21)       (c)            26
  Trustees' fee                                               2                   -                  -                        2
  Other fees                                                  4                   1                 (1)       (c)             4
                                                   -------------      --------------      -------------              -----------
Total expenses                                            1,299                 289                (55)                   1,533

  Less expenses reimbursed                                 (143)                (22)                28        (d)          (137)
                                                   -------------      --------------      -------------              -----------

Net expenses                                              1,156                 267                (27)                   1,396
                                                   -------------      --------------      -------------              -----------

Net Investment income (loss)                                383                  68                 27                      478
                                                   -------------      --------------      -------------              -----------

REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on:
  Investments                                            (9,027)             (4,132)                 -                  (13,159)
  Financial futures contracts                                 -                 (86)                 -                      (86)
  Foreign currency transactions                            (162)                (22)                 -                     (184)

 Change in net unrealized appreciation
  (depreciation) on:

  Investments                                           (14,518)               (718)                 -                  (15,236)
  Futures                                                     -                  23                  -                       23
  Translation of assets and liabilities in
   foreign currencies                                         6                   1                  -                        7
                                                   -------------      --------------      -------------              -----------

Net realized and unrealized gain (loss)                 (23,701)             (4,934)                 -                  (28,635)
                                                   -------------      --------------      -------------              -----------

Net increase (decrease) in assets resulting
 from operations                                   $    (23,318)      $      (4,866)      $         27                $ (28,157)
                                                   =============      ==============      =============              ===========

              See Notes to Pro-forma Combined Financial Statements

John Hancock VST International Opportunities & International Opportunities B Capitalization Table
For the year ended December 31, 2001
(000 omitted)



The following table shows the capitalization of John Hancock VST International Opportunities Fund and John Hancock VST International Opportunities B Fund as of December 31, 2001 and the pro forma combined capitalization of both Funds as if the Reorganization had occurred on that date.

                                  John Hancock V.S.T.            John Hancock V.S.T.
                              International Opportunities   International Opportunities B    Pro Forma
                                         Fund                          Fund                  Combined
Net Assets (000)                       $83,591                       $29,915                 $113,506
Net Asset Value per share              $  9.30                       $  7.55                 $   9.30
Shares Outstanding (000)                 8,987                         3,962                   12,205

Schedule of Investments
Decembet 31,2001

The Schedule of Investments is a complete list of all securities owned by the V.S.T. International Opportunities Fund and the V.S.T International Opportunities B Fund, combined on December 31, 2001.

                                 ------------------------------------------------------------------------------------------------
                                  John Hancock V.S.T. International   John Hancock V.S.T. International
                                          Opportunities Fund                 Opportunities B Fund               Combined
                                 ------------------------------------------------------------------------------------------------
                                            NUMBER OF  MARKET VALUE             NUMBER OF  MARKET VALUE  NUMBER OF  MARKET VALUE
                                  INTEREST  SHARES OR     (000's      INTEREST  SHARES OR     (000's     SHARES OR     (000's
                                    RATE    WARRANTS     OMITTED)       RATE    WARRANTS     OMITTED)    WARRANTS     OMITTED)
                                 ------------------------------------------------------------------------------------------------
ISSUER, DESCRIPTION
-------------------
COMMON STOCK

Australia - (0.70%)
AUST + NZBANK GRP                                                                10,217     $      93      10,217    $       93
BHP BILLITON LTD                                                                 36,224           195      36,224           195
BRAMBLES INDS LTD                            56,146     $      299                    1                    56,147           299
NEWS CORPORATION                                                                  2,900            23       2,900            23
TABCORP HLDGS LTD                                                                 6,933            35       6,933            35
WOOLWORTHS LTD                                                                   25,319           146      25,319           146
                                                        ----------                          ---------                ----------
                                                               299                                492                       791
                                                        ----------                          ---------                ----------

Belgium - (0.60%)
DEXIA                                       19,350             278                                         19,350           278
FORTIS                                       8,110             210                                          8,110           210
INTERBREW                                                                         4,666           128       4,666           128
UCB                                          1,180              48                  400            16       1,580            64
                                                        ----------                          ---------                ----------
                                                               536                                144                       680
                                                        ----------                          ---------                ----------

Canada - (1.0%)
ALCAN INC                                   11,292             405                                         11,292           405
INCO LTD                                    17,800             302                                         17,800           302
LOBLAW COS LTD                                                                      700            23         700            23
NORTEL NETWORKS CORP                                                                  2                         2
ROYAL BK CDA MONTREAL QUE                   12,280             400                                         12,280           400
                                                        ----------                          ---------                ----------
                                                             1,107                                 23                     1,130
                                                        ----------                          ---------                ----------

Denmark - (0.29%)
GROUP 4 FALCK                                                                       403            45         403            45
NOVO NORDISK AS                              2,000              82                  300            12       2,300            94
TDC A/S                                      5,389             192                                          5,389           192
                                                        ----------                          ---------                ----------
                                                               274                                 57                       331
                                                        ----------                          ---------                ----------

Egypt - (0.11%)
MOBINIL                                     16,489             120                                         16,489           120
                                                        ----------                                                   ----------

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

The Schedule of Investments is a complete of all securities owned by the V.S.T. International Opportunities Fund and the V.S.T. International Opportunities B Fund, combined on December 31, 2001.

                              -----------------------------------------------------------------------------------------------------
                               John Hancock V.S.T. International    John Hancock V.S.T. International
                                    Opportunities Fund                   Opportunities B Fund                     Combined
                              -----------------------------------------------------------------------------------------------------
                                         NUMBER OF   MARKET VALUE               NUMBER OF   MARKET VALUE   NUMBER OF   MARKET VALUE
                              INTEREST   SHARES OR      (000'S     INTEREST     SHARES OR     (000'S       SHARES OR     (000'S
                                RATE     WARRANTS      OMITTED)      RATE        WARRANTS     OMITTED)     WARRANTS      OMITTED)
                              ---------------------------------------------------------------------------------------------------
ISSUER, DESCRIPTION
-------------------

Finland - (1.99%)
NOKIA (AB) OY                              56,264        $  1,450                  22,451      $   579        78,715     $  2,029
SONERA OYJ                                 43,950             223                                             43,950          223
STORA ENSO OYJ                                                                        800           10           800           10
                                                         --------                              --------                  --------
                                                            1,673                                  589                      2,262
                                                         --------                              --------                  --------


France - (12.41%)
ALCATEL                                                                             3,059           52         3,059           52
ALTRAN TECHNOLOGIES                         1,450              66                                              1,450           66
AXA                                        29,400             614                     768           16        30,168          630
BNP PARIBAS                                13,070           1,169                     594           53        13,664        1,222
CAP GEMINI                                  2,146             155                                              2,146          155
CASTORAMADUBOIS                                                                     2,055          106         2,055          106
CIE DE STGOBAIN                             3,400             513                                              3,400          513
DANONE                                      1,890             231                                              1,890          231
EADS(EUROAERO                                                                      12,119          147        12,119          147
EQUANT NV                                   1,905              23                                              1,905           23
HERMES INTL                                 1,742             268                                              1,742          268
LAFARGE                                       947              88                   6,087          568         7,034          656
LOREAL                                        841              61                     200           14         1,041           75
LVMH MOETHENNESSY                           1,910              78                                              1,910           78
ORANGE SA                                  31,090             282                                             31,090          282
PERNOD RICARD                                                                       1,005           78         1,005           78
PIN PRINTEMPS REDO                            639              82                                                639           82
Rhone-Poulenc SA                           18,509           1,314                     300           21        18,809        1,335
SANOFI SYNTHELABO                          18,610           1,388                     300           22        18,910        1,410
SCHNEIDERELECTRIC                          11,145             536                   7,375          355        18,520          891
SOC GENERALE                                3,992             223                                              3,992          223
SODEXHO ALLIANCE                           17,534             749                                             17,534          749
STMICROELECTRONICS                         12,195             391                     300           10        12,495          401
TF1 TV FRANCAISE                           18,790             475                                             18,790          475
TOTAL FINA ELF                             15,390           2,197                   6,591          941        21,981        3,138
VIVENDI UNIVERSAL                          10,613             581                   4,063          223        14,676          804
                                                         --------                              -------                   --------
                                                           11,484                                2,606                     14,090
                                                         --------                              -------                   --------

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

The Schedule of Investments is a complete of all securities owned by the V.S.T. International Opportunities Fund and the V.S.T. International Opportunities B Fund, combined on December 31, 2001.

                              -----------------------------------------------------------------------------------------------------
                               John Hancock V.S.T. International    John Hancock V.S.T. International
                                    Opportunities Fund                   Opportunities B Fund                     Combined
                              -----------------------------------------------------------------------------------------------------
                                         NUMBER OF   MARKET VALUE               NUMBER OF   MARKET VALUE   NUMBER OF   MARKET VALUE
                              INTEREST   SHARES OR      (000'S     INTEREST     SHARES OR     (000'S       SHARES OR     (000'S
                                RATE     WARRANTS      OMITTED)      RATE        WARRANTS     OMITTED)     WARRANTS      OMITTED)
                              -----------------------------------------------------------------------------------------------------
ISSUER, DESCRIPTION
-------------------

Germany - (4.32%)
ALLIANZ AG                                   3,238     $   767                       189        $    45       3,427       $    812
AVENTIS SA                                   2,688         187                                                2,688            187
BASF AG                                                                              400             15         400             15
BAYER AG                                     4,365         139                                                4,365            139
BAYER HYPO VEREINS                           2,788          85                                                2,788             85
BAYERISCHE MOTOREN WERKE AG                                                       16,886            589      16,886            589
DEUTSCHE BANK AG                             5,841         413                       398             28       6,239            441
DEUTSCHE TELEKOM                             2,945          51                                                2,945             51
E ON AG                                      6,922         359                       400             21       7,322            380
FRESENIUSMEDICAL                                                                     300             19         300             19
GEHE AG                                      7,739         300                                                7,739            300
INFINEON TECHNOLOGIES AG                                                             700             14         700             14
LUFTHANSAAG                                                                          900             12         900             12
MUNCHENERRUCKVERS                                                                  2,499            678       2,499            678
RHON KLINIKUM AG                             2,320         120                                                2,320            120
SAP AG                                       3,510         457                     2,782            362       6,292            819
SIEMENS AG NPV (REGD)                        2,332         154                     1,288             85       3,620            239
                                                       -------                                 --------                   --------
                                                         3,032                                    1,868                      4,900
                                                       -------                                 --------                   --------

Greece - (0.23%)
OTE (HELLENIC TLCM)                         16,290         265                                                16,290           265
                                                       -------                                                            --------

Hong Kong - (2.22%)
CHEUNG KONG(HLDGS)                          56,000         582                                                56,000           582
CHINA UNICOM                                70,000          77                                                70,000            77
CLP HOLDINGS                                                                       2,500             10        2,500            10
HANG SENGBANK                                                                     22,600            249       22,600           249
HENDERSONLAND DEV                           58,000         264                                                58,000           264
HONG KONGELECTRIC                                                                  7,000             26        7,000            26
HSBC HLDGS                                  22,000         257                                                22,000           257
HUTCHISONWHAMPOA                            56,900         551                    39,700            384       96,600           935
LI + FUNG                                   16,000          18                                                16,000            18
SUN HUNG KAI PROPS                          12,000          97                     1,000              8       13,000           105
                                                       -------                                 --------                   --------
                                                         1,846                                      677                      2,523
                                                       -------                                 --------                   --------

Schedule of Investments
December 31, 2001

The Schedule of Investments is a complete list of all securities owned by the V.S.T. International Opportunities Fund and the V.S.T. Opportunities B Fund, combined on December 21, 2001.

                                    ----------------------------------------------------------------------------------------------
                                     John Hancock V.S.T. International  John Hancock V.S.T. International
                                            Opportunities Fund                Opportunities B Fund                Combined
                                    ----------------------------------------------------------------------------------------------
                                               NUMBER OF  MARKET VALUE            NUMBER OF  MARKET VALUE  NUMBER OF  MARKET VALUE
                                     INTEREST  SHARES OR     (000'S     INTEREST  SHARES OR     (000'S     SHARES OR     (000'S
                                       RATE    WARRANTS     OMITTED)      RATE    WARRANTS     OMITTED)    WARRANTS     OMITTED)
                                    ----------------------------------------------------------------------------------------------
ISSUER DESCRIPTION
------------------
Hungary - (0.14%)
RICHTER GEDEON VEG                                2,850     $    156                                         2,850      $    156
                                                            --------                                                    --------

India - (0.61%)
GTL LTD                                           3,000            8                                         3,000             8
HDFC BANK                                        25,000          117                                        25,000           117
HINDUSTANLEVER                                   79,000          366                                        79,000           366
ICICI LTD                                        58,000           53                                        58,000            53
RELIANCE INDS                                    23,000          146                                        23,000           146
                                                            --------                                                    --------
                                                                 690                                                         690
                                                            --------                                                    --------


Ireland - (0.01%)
BK OF IRELAND                                                                         900      $      8        900             8
                                                                                               --------                 --------

Italy - (5.51%)
ALLEANZA ASSICURAZ                               44,650          491                                        44,650           491
ASSIC GENERALI                                    6,280          174                                         6,280           174
AUTOSTRADE SPA                                                                      2,400            17      2,400            17
BCA NAZ DEL LAVORO                                                                  3,700             7      3,700             7
BIPOP CARIRE                                     32,500           54                                        32,500            54
ENI                                              67,572          847                2,900            36     70,472           883
INTESASBCI                                      343,613          860                                       343,613           860
MEDIASET                                         10,000           73               48,800           357     58,800           430
MEDIOLANUM                                       20,815          188                                        20,815           188
OLIVETTI SPA                                     95,708          123                                        95,708           123
SAN PAOLOIMI SPA                                  4,858           52                                         4,858            52
SNAM RETEGAS                                                                      102,700           272    102,700           272
TELECOM ITALIA SPA                               56,800          485               27,483           235     84,283           720
TIM SPA                                         150,220          838               11,500            64    161,720           902
UNICREDITO ITALIAN                              165,883          666              102,500           411    268,383         1,077
                                                            --------                           --------                 --------
                                                               4,851                              1,399                    6,250
                                                            --------                           --------                 --------

Schedule of Investments
December 31, 2001

The Schedule of Investments is a complete list of all securities owned by the V.S.T. International Opportunities Fund and the V.S.T. Opportunities B Fund, combined on December 21, 2001.

                                    ----------------------------------------------------------------------------------------------
                                     John Hancock V.S.T. International  John Hancock V.S.T. International
                                            Opportunities Fund                Opportunities B Fund                Combined
                                    ----------------------------------------------------------------------------------------------
                                               NUMBER OF  MARKET VALUE            NUMBER OF  MARKET VALUE  NUMBER OF  MARKET VALUE
                                     INTEREST  SHARES OR     (000'S     INTEREST  SHARES OR     (000'S     SHARES OR     (000'S
                                       RATE    WARRANTS     OMITTED)      RATE    WARRANTS     OMITTED)    WARRANTS     OMITTED)
                                    ----------------------------------------------------------------------------------------------
ISSUER DESCRIPTION
------------------
Japan - (13.38%)
AIFUL CORP                                       1,000     $      65                                         1,000      $     65
BANDAI CO                                                                           4,000     $     121      4,000           121
BANYU PHARM                                                                        16,000           238     16,000           238
C+S CO LTD  (Circle K Japan)                                                        9,400           243      9,400           243
CANON INC                                       30,000         1,033                9,000           310     39,000         1,343
DAIWA SECURITIES GROUP INC                                                         40,000           210     40,000           210
FANUC                                            5,200           221                                         5,200           221
FUJI PHOTO FILM CO                                                                  6,000           214      6,000           214
FUJI TELEVISION NETWORK INC                         48           194                                            48           194
FUJISAWA PHARM CO                               17,000           392                                        17,000           392
HONDA MOTOR CO                                                                     13,900           555     13,900           555
HOYA CORP                                                                           2,000           120      2,000           120
ISETAN CO                                                                           9,000            92      9,000            92
ITO YOKADO CO                                    5,000           226                                         5,000           226
JAPAN AIRLINES CO                                                                   3,000             7      3,000             7
KAO CORP                                         8,000           166               13,000           270     21,000           436
KEYENCE CORP                                                                        1,300           216      1,300           216
KOKUYO CO                                        8,000            67                                         8,000            67
KYOCERA CORP                                     3,800           248                                         3,800           248
MARUI CO                                        26,000           308                                        26,000           308
MATSUSHITA COMM                                  2,000            54                                         2,000            54
MATSUSHITA ELC IND                              43,000           552                                        43,000           552
MITSUI FUDOSAN CO                               44,000           336                                        44,000           336
MITSUI OSK LINES                                                                   31,000            62     31,000            62
MITSUI SUMITOMO INSURANCE CO                                                       46,000           216     46,000           216
MIZUHO HLDGS                                       155           316                    8            16        163           332
MURATA MFG CO                                    6,100           366                  300            18      6,400           384
NEC CORP                                        17,000           173                1,000            10     18,000           183
NGK INSULATORS                                                                     22,000           163     22,000           163
NINTENDO CO                                                                           100            18        100            18
NIPPON STEEL CORP                                                                  12,000            17     12,000            17
NIPPON TEL+TEL CP                                   65           212                    6            20         71           232
NOMURA HOLDINGS                                 52,000           667                1,000            13     53,000           680
NTT DOCOMO                                          51           600                                            51           600
RICOH CO                                                                           16,000           298     16,000           298
SANKYO CO                                       13,000           223                                        13,000           223
SANTEN PHARM CO                                                                     3,000            34      3,000            34
SANYO ELECTRIC CO                                                                   7,000            33      7,000            33
SECOM CO                                                                              500            25        500            25
SEVEN ELEVEN JAPAN                               9,000           328                                         9,000           328
SHARP CORP                                                                         16,000           187     16,000           187

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.S.T. International Opportunities Fund and the V.S.T. International Opportunties B Fund, combined on December 31, 2001.

                           --------------------------------------------------------------------------------------------------
                           John Hancock V.S.T. International    John Hancock V.S.T. International
                                  Opportunites Fund                      Opportunites B Fund                Combined
                           --------------------------------------------------------------------------------------------------
                                      NUMBER OF  MARKET VALUE              NUMBER OF  MARKET VALUE    NUMBER OF  MARKET VALUE
                            INTEREST  SHARES OR     (000's       INTEREST  SHARES OR     (000's       SHARES OR     (000's
                              RATE    WARRANTS     OMITTED)        RATE    WARRANTS     OMITTED)      WARRANTS     OMITTED)
                           --------------------------------------------------------------------------------------------------
ISSUER, DESCRIPTION
-------------------
SHIN ETSUCHEM CO                          8,400     $    302                  6,100     $    219       14,500     $   521
SHISEIDO CO                              18,000          166                                           18,000         166
SKYLARK CO                                                                    6,000          101        6,000         101
SMC CORP                                                                        600           61          600          61
SONY CORP                                17,000          777                    400           18       17,400         795
SUMITOMO CORP                            38,000          174                  1,000            5       39,000         179
SUMITOMO MITSUI                          56,000          237                  3,000           13       59,000         250
SUMITOMO TRUST+BKG                                                           22,000           89       22,000          89
SUZUKI MOTOR CORP                                                             2,000           22        2,000          22
TAISHO PHARM CO                                                              16,000          252       16,000         252
TAKEDA CHEM INDS                                                             17,000          769       17,000         769
TOKYO ELEC POWER                                                              5,800          124        5,800         124
TOKYO ELECTRON                                                                  200           10          200          10
TOKYO GASCO                                                                  80,000          214       80,000         214
TOPPAN FORMS                                                                 10,900          183       10,900         183
TOSHIBA CORP                             38,000          131                                           38,000         131
TOYOTA MOTOR CORP                         4,400          112                  8,100          205       12,500         317
UFJ HLDGS                                    33           73                      5           11           38          84
YAMANOUCHI PHARM                         15,000          396                                           15,000         396
YOSHINOYAD+C CO                                                                  33           46           33          46
                                                    --------                            --------                  -------
                                                       9,115                               6,068                   15,183
                                                    --------                            --------                  -------


Luxembourg - (0.07%)
SES GLOBAL                                7,670           84                                            7,670          84
                                                    --------                                                      -------


Malaysia - (0.38%)
MALAYAN BK BHD                          103,800          226                                          103,800         226
RESORTS WORLD BHD                       129,000          209                                          129,000         209
                                                    --------                                                      -------
                                                         435                                                          435
                                                    --------                                                      -------


Mexico - (0.53%)
FOMENTO ECON MEXICO                      91,000          308                                           91,000         308
WALMART DE MEXICO                       108,600          297                                          108,600         297
                                                    --------                                                      -------
                                                         605                                                          605
                                                    --------                                                      -------

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.S.T. International Opportunities Fund and the V.S.T. International Opportunties B Fund, combined on December 31, 2001.

                           ------------------------------------------------------------------------------------------------
                           John Hancock V.S.T. International     John Hancock V.S.T. International
                                  Opportunites Fund                      Opportunites B Fund               Combined
                           ------------------------------------------------------------------------------------------------
                                      NUMBER OF  MARKET VALUE              NUMBER OF  MARKET VALUE   NUMBER OF  MARKET VALUE
                            INTEREST  SHARES OR     (000's       INTEREST  SHARES OR     (000's      SHARES OR     (000's
                              RATE    WARRANTS     OMITTED)        RATE    WARRANTS     OMITTED)     WARRANTS     OMITTED)
                           ------------------------------------------------------------------------------------------------
ISSUER, DESCRIPTION
-------------------

Netherlands - (7.05%)
AEGON NV                                                                        662     $     18         662     $    18
AHOLD (KON) NV                            8,800     $    256                                 256       8,800         256
AKZO NOBEL NV                             1,390           62                    530           24       1,920          86
ASML HOLDING NV                          26,180          455                  8,714          151      34,894         606
ELSEVIER NV                              22,190          262                                          22,190         262
FORTIS                                   19,010          493                  1,100           29      20,110         522
GUCCI GROUP NV                                                                2,691          229       2,691         229
ING GROEPNV                              60,020        1,530                 16,880          430      76,900       1,960
KON KPN NV                               46,100          234                                          46,100         234
PHILIPS ELECTRONICS NV                   46,739        1,389                  1,329           39      48,068       1,428
ROYAL DUTCH PETROL                       12,500          633                    503           25      13,003         658
UNILEVER NV                                                                   1,836          108       1,836         108
VNU NV                                   29,790          915                 10,576          325      40,366       1,240
WOLTERS KLUWER                           17,225          393                                          17,225         393
                                                    --------                            --------                 -------
                                                       6,622                               1,378                   8,000
                                                    --------                            --------                 -------


Norway - (0.30%)
ORKLA ASA                                16,750          284                                          16,750         284
STATOIL ASA                               8,950           61                                           8,950          61
                                                    --------                                                     -------
                                                         345                                                         345
                                                    --------                                                     -------


Portugal - (0.30%)
ELEC DE PORTUGAL                                                             17,717           38      17,717          38
JERONIMO MARTINS SGPS                     9,583           79                                           9,583          79
PORTUGAL TCOM SGPS                       27,134          211                                          27,134         211
PORTUGAL TCOM SGPS                                                            1,900           15       1,900          15
                                                    --------                            --------                 -------
                                                         290                                  53                     343
                                                    --------                            --------                 -------


Singapore - (0.68%)
SINGAPOREPRESS HD                         8,000           94                                           8,000          94
SINGAPORETECH ENG                                                             9,000           11       9,000          11
SINGAPORETELECOMM                                                            11,000           11      11,000          11
UNITED O/SEAS BANK                       94,072          647                  1,000            7      95,072         654
                                                    --------                            --------                 -------
                                                         741                                  29                     770
                                                    --------                            --------                 -------

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.S.T. International Opportunities Fund and the V.S.T. International Opportunties B Fund, combined on December 31, 2001.

                           -------------------------------------------------------------------------------------------------
                           John Hancock V.S.T. International    John Hancock V.S.T. International
                                  Opportunites Fund                      Opportunites B Fund            Combined
                           -------------------------------------------------------------------------------------------------
                                      NUMBER OF  MARKET VALUE              NUMBER OF  MARKET VALUE   NUMBER OF  MARKET VALUE
                            INTEREST  SHARES OR     (000's       INTEREST  SHARES OR     (000's      SHARES OR     (000's
                              RATE    WARRANTS     OMITTED)        RATE    WARRANTS     OMITTED)     WARRANTS     OMITTED)
                           -------------------------------------------------------------------------------------------------
ISSUER, DESCRIPTION
-------------------

South Africa - (0.22%)
NEDCOR LTD                               23,600     $     244                                           23,600      $    244
                                                    ---------                                                       --------



South Korea - (1.61%)
KOOKMIN BANK                              7,420           283                                            7,420           283
SAMSUNG ELECTRONIC                        4,000           853                                            4,000           853
SHINHAN FINANCIAL                        16,800           225                                           16,800           225
SK TELECOM                                2,300           471                                            2,300           471
                                                    ---------                                                       --------
                                                        1,832                                                          1,832
                                                    ---------                                                       --------


Spain - (2.88%)
ACERINOX SA                                                                    4,565      $    152       4,565           152
BBVA (BILB VIZ ARG)                      49,290           610                  9,272           115      58,562           725
BCO POPULAR ESP                                                                  600            20         600            20
BCO SANT CENT HISP                       64,160           537                 10,471            88      74,631           625
ENDESA S.A.                              20,382           319                                           20,382           319
INDITEX                                                                       16,905           322      16,905           322
REPSOL YPF SA)                           10,115           147                                           10,115           147
TELEFONICA SA                            49,394           661                 22,553           302      71,947           963
                                                    ---------                             --------                  --------
                                                        2,274                                  999                     3,273
                                                    ---------                             --------                  --------


Sweeden - (3.09%)
ELECTROLUX AB                            15,910           238                                           15,910           238
ERICSSON (LM) TEL                        94,440           515                 17,614            96     112,054           611
HENNES + MAURITZ                         22,460           467                                           22,460           467
NORDEA                                   61,620           327                                           61,620           327
SANDVIK AB                                3,220            69                                            3,220            69
SECURITAS                                67,328         1,282                 10,644           203      77,972         1,485
SKANDIA FORSAKRING                                                            40,795           296      40,795           296
SVENSKA HANDELSBANKEN SERIES A                                                   800            12         800            12
                                                    ---------                             --------                  --------
                                                        2,898                                  607                     3,505
                                                    ---------                             --------                  --------

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.S.T. International Opportunities Fund and the V.S.T. International Opportunties B Fund, combined on December 31, 2001.

                           -------------------------------------------------------------------------------------------------
                           John Hancock V.S.T. International    John Hancock V.S.T. International
                                  Opportunites Fund                      Opportunites B Fund            Combined
                           -------------------------------------------------------------------------------------------------
                                      NUMBER OF  MARKET VALUE              NUMBER OF  MARKET VALUE   NUMBER OF  MARKET VALUE
                            INTEREST  SHARES OR     (000's       INTEREST  SHARES OR     (000's      SHARES OR     (000's
                              RATE    WARRANTS     OMITTED)        RATE    WARRANTS     OMITTED)     WARRANTS     OMITTED)
                           -------------------------------------------------------------------------------------------------
ISSUER, DESCRIPTION
-------------------
Switzerland - (6.52%)
ADECCO SA                                20,700     $   1,126                  5,405      $    294      26,105      $  1,420
CONVERUIMHLDGS                                                                 7,057           343       7,057           343
CREDIT SUISSE GRP                         4,800           205                    400            17       5,200           222
NESTLE SA                                 7,920         1,689                  4,207           897      12,127         2,586
NOVARTIS AG                                                                   18,978           686      18,978           686
ROCHE HOLDINGS AG                         6,100           435                  2,825           202       8,925           637
SWISS REINSURANCE                           920            93                  1,957           197       2,877           290
SYNGENTA AG                                                                    1,396            72       1,396            72
UBS AG                                   19,266           973                  3,299           167      22,565         1,140
                                                    ---------                             --------                  --------
                                                        4,521                                2,875                     7,396
                                                    ---------                             --------                  --------


Taiwan - (1.38%)
ASUSTEK COMPUTER                         49,000           215                                           49,000           215
COMPAL ELECTRONIC                       161,000           204                                          161,000           204
HON HAI PRECISION                        44,000           201                                           44,000           201
TAIWAN SEMICONDUCT                      255,400           639                                          255,400           639
UNITED MICRO ELEC                       213,000           311                                          213,000           311
                                                    ---------                                                       --------
                                                        1,570                                                          1,570
                                                    ---------                                                       --------


United Kingdom - (25.96%)
ABBEY NATIONAL                           18,386           262                  4,523            64      22,909           326
ALLIED IRISH BANKS                                                             1,600            18       1,600            18
AMVESCAP                                                                      22,709           327      22,709           327
ARM HLDGS                                                                     36,332           190      36,332           190
ASTRAZENECA                              21,211           955                    281            13      21,492           968
AUTONOMY CORP                             1,500             7                                            1,500             7
BAA                                                                           18,794           150      18,794           150
BARCLAYS                                                                      20,895           691      20,895           691
BG GROUP                                 16,019            65                  5,300            22      21,319            87
BK OF IRELAND                                                                 72,098           682      72,098           682
BP PLC                                   85,000           660                 51,816           402     136,816         1,062
BRAMBLES INDUSTRIE                       66,020           326                                           66,020           326
BRITISH SKY BROADCAST                                                         20,074           221      20,074           221
CABLE + WIRELESS                         41,270           198                                           41,270           198

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

The Schedule of Investments is a complete of all securities owned by the V.S.T. International Opportunities Fund and the V.S.T. International Opportunities B Fund, combined on December 31, 2001

                              -----------------------------------------------------------------------------------------------------
                               John Hancock V.S.T. International    John Hancock V.S.T. International
                                    Opportunities Fund                   Opportunities B Fund                     Combined
                              -----------------------------------------------------------------------------------------------------
                                         NUMBER OF   MARKET VALUE               NUMBER OF   MARKET VALUE   NUMBER OF   MARKET VALUE
                              INTEREST   SHARES OR      (000'S     INTEREST     SHARES OR     (000'S       SHARES OR     (000'S
                                RATE     WARRANTS      OMITTED)      RATE        WARRANTS     OMITTED)     WARRANTS      OMITTED)
                              -----------------------------------------------------------------------------------------------------
ISSUER, DESCRIPTION
-------------------
CADBURY SCHWEPPES                         66,477       $   423                                               66,477      $   423
CELLTECH GROUP                            21,473           273                                               21,473          273
CENTRICA                                  36,200           117                      6,440      $   21        42,640          138
COMPASS GROUP                            171,730         1,286                        900           7       172,630        1,293
DIAGEO                                    81,912           935                      4,629          53        86,541          988
DIMENSIONDATA HLDGS PLC                   12,500            15                                               12,500           15
DS SMITH PLC                              18,000            41                                               18,000           41
ELECTROCOMPONENTS                         49,520           386                                               49,520          386
EXEL                                                                               23,492         268        23,492          268
FRIENDS PROVIDENT                         21,930            64                                               21,930           64
GKN                                        5,000            19                                                5,000           19
GLAXOSMITHKLINE                          129,681         3,249                     33,356         836       163,037        4,085
GRANADA PLC                              187,576           391                                              187,576          391
GUS PLC                                                                             2,100          20         2,100           20
HAYS                                      93,116           282                                               93,116          282
HILTON GROUP                              23,000            71                                               23,000           71
HSBC HLDGS                                                                          2,105          25         2,105           25
INTERNATIONAL POWER                                                               126,758         373       126,758          373
INVENSYS                                                                            4,400           8         4,400            8
KINGFISHER                                49,116           286                                               49,116          286
LATTICE GROUP                             45,322           103                                               45,322          103
LEGAL + GENERAL GP                                                                 18,952          44        18,952           44
LLOYDS TSB GROUP                                                                    2,100          23         2,100           23
MAN GROUP                                                                             300           5           300            5
MARKS + SPENCER                                                                     3,500          18         3,500           18
NATIONAL GRID GRP                                                                   5,407          34         5,407           34
P+O PRINCESS CRUIS                                                                 42,505         247        42,505          247
RECKITT BENCKISER PLC                      2,000            29                     14,640         213        16,640          242
REED INTERNATIONAL                       217,000         1,798                                              217,000        1,798
RENTOKIL INITIAL                                                                    6,200          25         6,200           25
RIO TINTO                                 46,989           899                                               46,989          899
ROYAL BK SCOT GRP                         78,532         1,909                      1,963          48        80,495        1,957
SAINSBURY(J)                              48,640           259                                               48,640          259

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

The Schedule of Investments is a complete of all securities owned by the V.S.T. International Opportunities Fund and the V.S.T. International Opportunities B Fund, combined on December 31, 2001.

                              -----------------------------------------------------------------------------------------------------
                               John Hancock V.S.T. International    John Hancock V.S.T. International
                                    Opportunities Fund                   Opportunities B Fund                     Combined
                              -----------------------------------------------------------------------------------------------------
                                         NUMBER OF   MARKET VALUE               NUMBER OF   MARKET VALUE   NUMBER OF   MARKET VALUE
                              INTEREST   SHARES OR      (000'S     INTEREST     SHARES OR     (000'S       SHARES OR     (000'S
                                RATE     WARRANTS      OMITTED)      RATE        WARRANTS     OMITTED)     WARRANTS      OMITTED)
                              ---------------------------------------------------------------------------------------------------
ISSUER, DESCRIPTION
-------------------
SCOT + SOUTHERN EN                                                                  5,246     $      46        5,246      $    46
SHELL TRNSPT+TRDG                         219,084      $ 1,503                     20,284           139      239,368        1,642
SHIRE PHARMA GROUP                                                                  1,200            15        1,200           15
SIX CONTINENTS PLC (Bass PLC)                                                      30,692           303       30,692          303
SMITHS GROUP                                                                       43,181           425       43,181          425
STANDARD CHARTERED                         24,600          293                                                24,600          293
TESCO                                     128,030          464                    175,045           634      303,075        1,098
TOMKINS                                   119,506          368                                               119,506          368
UNILEVER                                   63,148          518                      2,000            16       65,148          534
UTD BUSINESS MEDIA                         12,193           85                                                12,193           85
VODAFONE GROUP                            770,844        2,014                    413,431         1,080    1,184,275        3,094
WOOLWORTHS GROUP                           54,028           37                                                54,028           37
WPP GROUP                                 106,200        1,174                                               106,200        1,174
                                                     ---------                                ---------                 ---------
                                                        21,764                                    7,706                    29,470
                                                     ---------                                ---------                 ---------

United States - (4.36%)
AMERICA MOVIL S A DEC V - ADR              15,600          304                                                15,600          304
CELESTICAINC                               12,470          504                                                12,470          504
CHECK POINT SOFTWARE                        1,857           74                                                 1,857           74
COCA COLAFEMSA S A CV - ADR                10,000          201                                                10,000          201
COMPANHIABRASILEIRA DE DISTR - ADR         17,800          392                                                17,800          392
COMPANHIAVALE DO RIO DOCE - ADR             9,969          235                                                 9,969          235
ELAN PLC - ADR                                                                      5,400           243        5,400          243
EMBRAER EMPRESA BRASILEIRA DE               7,000          155                                                 7,000          155
ERICSSON L M TEL CO - ADR                                                           2,400            12        2,400           12
FLEXTRONICS INTERNATIONAL                   8,084          194                                                 8,084          194
GLAXOSMITHKLINE PLC - ADR                                                           2,300           115        2,300          115
GRUPO IUSACELL S A DE C V NEW - ADR         9,000           36                                                 9,000           36
GRUPO TELEVISION SA DE CV                   6,923          299                                                 6,923          299
ICICI LTD                                  28,064          168                                                28,064          168
KOREA TELECOM - ADR                        21,471          436                                                21,471          436
NOKIA CORP - ADR                                                                      800            20          800           20
OIL CO LUKOIL - ADR                         2,730          134                                                 2,730          134
ORBOTECH LTD                                8,300          259                                                 8,300          259
POHANG IRON + STEEL LTD - ADR              15,503          357                                                15,503          357
SAMSUNG ELECTRS LTD                                                                   200            23          200           23
SAP AKTIENGESELLSCHAFT - ADR                                                          500            16          500           16
SMARTFORCE PUB LTD CO - ADR                 6,166          153                                                 6,166          153
TALISMAN ENERGY INC                                                                   500            19          500           19

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

The Schedule of Investments is a complete of all securities owned by the V.S.T. International Opportunities Fund and the V.S.T. International Opportunities B Fund, combined on December 31, 2001.

                                     -----------------------------------------------------------------------------------------------
                                     John Hancock V.S.T. International   John Hancock V.S.T. International
                                           Opportunities Fund                    Opportunities B Fund              Combined
                                     -----------------------------------------------------------------------------------------------
                                               NUMBER OF  MARKET VALUE             NUMBER OF   MARKET VALUE  NUMBER OF  MARKET VALUE
                                     INTEREST  SHARES OR     (000'S     INTEREST   SHARES OR     (000'S      SHARES OR    (000'S
                                       RATE    WARRANTS     OMITTED)      RATE      WARRANTS     OMITTED)    WARRANTS     OMITTED)
                                     -----------------------------------------------------------------------------------------------
ISSUER, DESCRIPTION
-------------------
TELEFONICA S A                                     5,269     $    211                                            5,269     $     211
TELEFONOSDE MEXICO S A - ADR                       2,891          101                                            2,891           101
TEVA PHARMACEUTICAL INDS LTD - ADR                 4,600          283                                            4,600           283
                                                            ---------                             --------                 ---------
                                                                4,496                                  448                     4,944
                                                            ---------                             --------                 ---------

     TOTAL COMMON STOCK - (98.85%)                             84,169                               28,026                   112,195
                                                            ---------                             --------                 ---------

PREFERRED STOCK
Australia - (0.46%)
NEWS CORPORATION                                  77,247          516                                           77,247           516
                                                            ---------                                                      ---------
Brazil - (0.43%)
PETROL BRASILEIROS                                22,292          493                                           22,292           493
                                                            ---------                                                      ---------

  TOTAL PREFERRED STOCK - (0.89%)                               1,009                                                          1,009
                                                            ---------                                                      ---------



WARRANTS
Armenia
MERRILYNINT LEP WRT INFOSYS (warrants)                                                  200             17         200            17
                                                                                                  --------                 ---------

  TOTAL WARRANTS - (0.02%)                                                                              17                        17
                                                                                                  --------                 ---------

                                               PAR VALUE                           PAR VALUE                 PAR VALUE
                                                (000's                              (000's                    (000's
                                               OMITTED)                            OMITTED)                  OMITTED)
                                               ---------                           ---------                 ---------
COMMERCIAL PAPER
Euro Time Deposit
3.0% due 01/02/02                              $    300           265                                         $    300           265
                                                            ---------                                                       --------

SHORT-TERM INVESTMENTS
Investment in joint trading account
2.055% due 01/02/02                    2.055%     1,688         1,688                                            1,688         1,688
                                                            ---------                                                       --------

Investment in a joint repurchase
agreement with Goldman Sachs & Co.,
1.778% due 01/02/02                                                        1.778%   $ 1,500       $ 1,500        1,500         1,500
                                                                                                  -------                   --------

TOTAL SHORT TERM INVESTMENTS (3.03%)                            1,953                               1,500                      3,453
                                                            ---------                             -------                   --------

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

The Schedule of Investments is a complete of all securities owned by the V.S.T. International Opportunities Fund and the V.S.T. International Opportunities B Fund, combined on December 31, 2001.

                                     -----------------------------------------------------------------------------------------------
                                     John Hancock V.S.T. International   John Hancock V.S.T. International
                                           Opportunities Fund                    Opportunities B Fund              Combined
                                     -----------------------------------------------------------------------------------------------
                                               NUMBER OF  MARKET VALUE             NUMBER OF   MARKET VALUE  NUMBER OF  MARKET VALUE
                                     INTEREST  SHARES OR     (000'S     INTEREST   SHARES OR     (000'S      SHARES OR    (000'S
                                       RATE    WARRANTS     OMITTED)      RATE      WARRANTS     OMITTED)    WARRANTS     OMITTED)
                                     -----------------------------------------------------------------------------------------------
ISSUER, DESCRIPTION
-------------------

       TOTAL INVESTMENTS (102.79%)                        $   87,131                             $  29,543               $  116,674
                                                          ----------                             ---------               -----------
OTHER ASSETS AND LIABILITIES,
NET (2.79%)                                                   (3,540)                                  372                   (3,168)
                                                          ----------                             ---------               -----------
       TOTAL NET ASSETS (100.00%)                         $   83,591                             $  29,915               $  113,506
                                                          ==========                             =========               ===========

NOTES TO THE SCHEDULE OF INVESTMENTS

ADR - American Depository Receipts

The percentage shown for each investment category is the total value of that category as a percentage of the combined net assets of the Funds.

                                                  VOTE THIS CARD TODAY!
                                          A PROMPT RESPONSE WILL SAVE THE FUND
                                           THE EXPENSE OF ADDITIONAL MAILINGS


JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
JOHN HANCOCK LIFE INSURANCE COMPANY


           Please fold and detach card at perforation before mailing.


Please fill in box(es) as shown using black or blue ink or
number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.                         [X]


If this voting instruction card is properly executed, shares attributable to your variable annuity contract or variable life insurance policy will be voted in the manner you direct below. IF THIS CARD IS EXECUTED, BUT YOU GIVE NO DIRECTION, THE SHARES WILL BE VOTED FOR THE PROPOSAL. THEY WILL BE VOTED IN THE DISCRETION THE INSURANCE COMPANY UPON ANY BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) THEREOF.

FOR [ ]                   AGAINST [ ]                        ABSTAIN [ ]


Proposal: To combine the International Opportunities B Fund with International
          Opportunities Fund.




       PLEASE DO NOT FORGET TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
JOHN HANCOCK LIFE INSURANCE COMPANY

                                                  VOTE THIS CARD TODAY!
                                           A PROMPT RESPONSE WILL SAVE THE FUND
                                            THE EXPENSE OF ADDITIONAL MAILINGS

           Please fold and detach card at perforation before mailing.

INTERNATIONAL OPPORTUNITIES B
A Series of John Hancock Variable Series Trust I

                                               Special Meeting of Shareholders
                                               To Be Held on September 25, 2002

The undersigned, revoking previous instructions, hereby instructs the above-referenced insurance companies to vote all the shares of beneficial interest of the above-referenced Fund attributed to the undersigned at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 197 Clarendon Street, Boston, Massachusetts, on Wednesday, September 25, 2002 at 11:00 a.m., Eastern Time, and at any adjournment(s) of the Meeting. Receipt of the Proxy Statement is hereby acknowledged. If not revoked, this card shall be voted at the Meeting, as specified on the reverse side.

These voting instructions will be used by the insurance companies in connection with a proxy solicitation by the trustees of the Fund.

                            Date_____________________

                                  PLEASE SIGN, DATE AND RETURN
                                 PROMPTLY IN ENCLOSED ENVELOPE

              ------------------------------------------------------------------



              ------------------------------------------------------------------
                                          Signature(s)

               NOTE: Signature(s) should agree with the name(s) printed hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     PART C
                                OTHER INFORMATION

Item 15. Indemnification

In response to this item and the requirements of Rule 484 under the Securities Act of 1933, the registrant hereby incorporates by reference its response to item 25 in Post-Effective Amendment No. 31 to its Form N-1A registration statement (File No. 33-2081) filed on May 1, 2001.

Item 16. Exhibits

(1) Declaration of Trust of John Hancock Variable Series Trust I, dated February 21, 1988, incorporated by reference from Pre-effective Amendment No. 2 to the Trust's Form N-14 registration statement (File No. 333-47686), filed on December 6, 2000.

(2) By-Laws of John Hancock Variable Series Trust I, amended and restated as of September 27, 2000, incorporated by reference from Pre-effective Amendment No. 2 to the Trust's Form N-14 registration statement (File No. 333-47686), filed on December 6, 2000.

(3) Not Applicable.

(4) Form of Plan and Agreement of Reorganization (filed herewith).

(5) Not Applicable.

(6)(a) Investment Management Agreement dated March 14, 1996 between John Hancock and the Trust, relating to, inter alia, the International Opportunities Fund (filed herewith).

(6)(b) Amendment No. 7 dated October 1, 2001 to Investment Management Agreement dated March 14, 1996, relating to the International Opportunities Fund, incorporated by reference from Post-Effective Amendment No. 33 to the Trust's Form N-1A registration statement (File No. 33-2018), filed April 12, 2002.

(6)(c) Amendment dated April 23, 1999 to Investment Management Agreement dated March 14, 1996, relating to the International Opportunities Fund, incorporated by reference from Post-Effective Amendment No. 33 to the Trust's Form N-1A registration statement (File No. 33-2018), filed April 12, 2002.

(6)(d) Sub-Investment Management Agreement dated November 1, 2000, among John Hancock, the Trust and T. Rowe Price International, Inc., incorporated by reference from Post-Effective Amendment No. 33 to the Trust's Form N-1A registration statement (File No. 33-2018), filed April 12, 2002.

(6)(e) Amendment dated July 1, 2001 to Sub-Investment Management Agreement dated November 1, 2001, relating to the International Opportunities Fund, incorporated by reference from Post-Effective Amendment No. 33 to the Trust's Form N-1A registration statement (File No. 33-2018), filed April 12, 2002.

(7) Underwriting and Indemnity Agreement among John Hancock Variable Series Trust I, Signator Investors, Inc. (formerly named John Hancock Distributors, Inc.), and John Hancock, incorporated by reference to Post-Effective Amendment No. 14 to the Trust's Form N-1A registration statement (File No. 33-2081), filed on February 28, 1997.

(8) Not Applicable.

(9)(a) Custodian Agreement Between John Hancock Variable Series Trust I and State Street Bank and Trust Company, dated January 30, 1995, relating to the International Opportunities Fund, incorporated by reference from Pre-Effective Amendment No. 2 to the Trust's Form N-14 Registration Statement (File No. 333-47686), filed on December 6, 2001.

(9)(b) Amendment dated as of March 18, 1996 to Custodian Agreement dated January 30, 1995, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, expanding the Agreement to cover certain additional Funds (including the International Opportunities Fund), filed herewith.

(9)(c) Amendment dated as of December 18, 1998 to Custodian Agreement dated January 30, 1995, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, addressing "eligible foreign custodians" within the meaning of Rule 17f-5, incorporated by reference from Post-Effective Amendment No. 24 to the Trust's Form N-1A registration statement (File No. 33-2081), filed on April 6, 2000.

(10) Not Applicable.

(11) Opinion and Consent of Counsel as to Legality of Securities (filed herewith).

(12) Included in Exhibit (4).

(13) Not Applicable.

(14) Consent of Independent Public Accountants to the incorporation by reference of their opinion into the Statement of Additional Information (filed herewith).

(15) Not Applicable.

(16) Powers of Attorney for Elizabeth G. Cook, Kathleen F. Driscoll, Diane C. Kessler, Michele G. Van Leer, Hassell H. McClellan, and Robert F. Verdonck, incorporated by reference from the Trust's Form N-14 registration statement (File No. 333-69440), filed on September 14, 2001.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Boston and Commonwealth of Massachusetts, on the 1st day of July, 2002.

                                       JOHN HANCOCK VARIABLE SERIES TRUST I

                                             By:  /s/ Michele Van Leer
                                                  ---------------------
                                             Name:  Michele G. Van Leer
                                             Title: Chairman of the Board of
                                                    Trustees



As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                                    DATE


By:  /s/ Raymond F. Skiba                    July 1, 2002
     --------------------
     Raymond F. Skiba
     Treasurer (Principal Financial
     and Accounting Officer)


By:  /s/ Michele Van Leer                    July 1, 2002
     --------------------
     Michele G. Van Leer
     Chairman of the Board of Trustees
     (Principal Executive Officer)

For herself and as attorney-in-fact for:
Elizabeth G. Cook, Trustee
Diane C. Kessler, Trustee
Robert F. Verdonck, Trustee
Hassell H. McClellan, Trustee